UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2014

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •   Are Not Bank Guaranteed

Portfolio Adviser Commentary (Unaudited)

To Our Shareholders—October 24, 2014

On the following pages, you will find the 2014 Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios” and individually a “Portfolio”). The Annual Report covers the 12-month period ended September 30, 2014 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets posted gains for the 12-month period, although in an uneven pattern and led decisively by U.S. stocks. Fueling the strong performance of U.S. stocks were continuing signs of gathering economic strength and a strongly accommodative stance by the U.S. Federal Reserve (the “Fed”). In Europe and Japan, economies were weaker, albeit also accompanied by stimulus from the central banks. Stocks in all regions, including emerging markets, exhibited more volatility in the final quarter of the period—exacerbated by geopolitical turmoil—and we expect to see further fluctuation in the short-to-intermediate-term. Still, we continue to believe that global equities overall are fairly to attractively valued, even as we remain vigilant about monitoring the global markets continuously.

U.S. bonds, both taxable and municipal, also generally had positive returns, of moderate magnitude, during the 12-month period, as fears of a dramatic spike in interest rates proved unfounded. Indeed, rates at many maturities declined, apparently reflecting continued investor uncertainty about the economy (despite generally strong macro signals). However, we believe that rates are poised for a measured increase, with the Fed due to complete its Quantitative Easing program and probably begin tightening around—or more likely, before—midyear 2015. Ultimately, higher rates will spell good news for bond investors as bond income increases, and stocks have historically prospered when rates rose from very low levels. Still, attuned to risks in the bond markets, we are managing our duration, sector, credit, and yield-curve positioning carefully.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor, by calling 212.756.4097 or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objectives and Policies

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolios’ investment Adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple research strategies as well as capitalization ranges. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities

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Portfolio Adviser Commentary (continued)

of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from each Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Investment Results

The Portfolios underperformed their benchmark, the MSCI EAFE Index, and the Lipper International Multi-Cap Growth Funds Average, for the six- and 12-month periods ended September 30, 2014.

For the 12-month period, the underperformance was due primarily to stock selection in the industrial sector and an overweight to the consumer discretionary sector, which underperformed the benchmark. An overweight and favorable stock selection in technology contributed positively, as did stock selection in both the consumer discretionary and consumer staples sectors. During the six-month period, stock selection in the consumer discretionary, industrials and health care sectors detracted from performance. Stock selection in the financials, energy and technology sectors contributed positively. An overweight to the consumer discretionary sector, which lagged the benchmark, also detracted from relative performance. Stock selection in the financials, energy and technology sectors contributed to performance.

Country exposures, which result from the Portfolios’ “bottom-up” stock selection process, remained similar compared to the benchmark. Country exposures detracted during the 12-month period, driven primarily by an overweight to emerging markets and an underweight to Spain while country exposures, specifically underweights to Germany and Australia, contributed to returns during the six-month period. Cash detracted modestly from performance in both periods.

The Portfolios utilized derivatives in the form of currency forwards for hedging purposes, which detracted from returns during both periods. In addition, the International Portfolio utilized Treasury futures for hedging purposes during the six-month period, which had an immaterial impact.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser diversifies the investment portfolio between growth and value equity investment styles. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among

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2	Sanford C. Bernstein Fund, Inc.

Portfolio Adviser Commentary (continued)

emerging-market countries, the Adviser will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The Portfolio outperformed its benchmark, the MSCI Emerging Markets (“EM”) Index, and the Lipper Emerging Markets Funds Average for the six- and 12-month periods ended September 30, 2014.

For the 12-month period, the outperformance was due to stock selection and positive industry sector exposures. The largest stock selection contributors to performance were in the financials, consumer staples and materials sectors. Stock selection in industrials and utilities modestly detracted. An underweight to the materials sector, which lagged the benchmark, also contributed to performance. For the six-month period, strong stock selection in every sector, except industrials and utilities, where the Portfolio is underweight versus the benchmark, contributed to performance. Industry sector exposures detracted. Country exposures, which result from the Portfolio’s “bottom-up” stock selection process, contributed positively to performance during both periods. The Portfolio’s overweights to India and the United Arab Emirates were among the largest positive contributors in both periods and offset an overweight to Russia which detracted.

The Portfolios did not use leverage or derivatives during either period.

Bernstein Short Duration New York Municipal Portfolio

Bernstein Short Duration California Municipal Portfolio

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes (and, in the case of the Short Duration New York Municipal Portfolio, New York state and local taxes and, in the case of the Short Duration California Municipal Portfolio, California state taxes). Under normal circumstances, the Portfolios will invest at least 80% of their net assets in municipal securities (and in the case of the Short Duration New York Municipal and Short Duration California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest more than 25% of their net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest more than 25% of their total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York and California Portfolios, New York investors and California investors, respectively). The Short Duration Diversified Municipal Portfolio will invest no more

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Portfolio Adviser Commentary (continued)

than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The Short Duration New York Portfolio outperformed the benchmark, the Barclays 1-Year Municipal Bond Index, and underperformed the Lipper Short-Term Municipal Debt Funds Average during the six-month period ended September 30, 2014; it underperformed the benchmark and Lipper Average during the 12-month period. The Short Duration California and Short Duration Diversified Municipal Portfolios underperformed the benchmark and Lipper Average during both periods.

Limited supply and continued demand supported municipal bond prices during the 12-month period. As a result, the recent performance of municipals has been positive relative to other fixed-income bonds. Maturity selection added to performance as the duration of Portfolios were modestly longer than that of the benchmark in an effort to take advantage of the higher income and price return from roll offered by slightly longer-maturity bonds. A modest overweight to credit also added to returns versus the benchmark, but modestly detracted from performance versus the Lipper Average, as the Portfolios have slightly less exposure to lower-rated bonds than many of their peers. In their overweight to credit versus the benchmark, the Portfolios are attempting to capture higher yields than AAA bonds, and the Municipal Bond Investment Team (the “Team”) expects the yields of such bonds to continue to fall, as the U.S. economy continues to slowly mend. The primary detractor versus the Portfolios’ peers during the 12-month period was an underweight in premium coupon bonds trading to their short-maturity call dates. This type of bond outperformed other municipal bonds, as long bonds rallied and the municipal yield curve flattened. This same structure also fared poorly last year when interest rates rose; the added volatility is the primary reason the Portfolios are underweight this security type.

The Portfolios did not use leverage or derivatives during either period.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Portfolio, New York state and local taxes and, in the case of the California Portfolio, California state taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the New York and California Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest more than 25% of their net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest more than 25% of their total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York and California Portfolios, New York investors and California investors, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

Investment Results

The California Municipal Portfolio outperformed the benchmark, the Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the 12-month period ended September 30, 2014, while the New York and Diversified Municipal Portfolios underperformed; all Portfolios underperformed the Lipper Short- & Intermediate-Term Blended Municipal Debt Funds Average (the “Lipper Average”). For the six-month period ended September 30, 2014,

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Adviser Commentary (continued)

all Portfolios outperformed the benchmark; the Diversified Municipal Portfolio outperformed the Lipper Average, while the New York and California Municipal Portfolios underperformed.

Limited supply and continued demand supported municipal bond prices during the 12-month period. As a result, the recent performance of municipals has been positive relative to other fixed-income bonds. Maturity selection added to performance as the Portfolios were modestly overweight the one to three-year and 12 to 15-year maturity ranges, and the yield curve flattened. A modest overweight to credit also added to returns versus the benchmark, but detracted from performance versus the Lipper Average, as the Portfolios have slightly less exposure to the lowest rating of the investment-grade scale (BBB’s). In their overweight in credit versus the benchmark, the Portfolios are attempting to capture historically high yields relative to AAA bonds with this approach, and the Municipal Bond Investment Team (the “Team”) anticipates the yields of such bonds may continue to fall, as the U.S. economy continues to slowly mend. The Portfolios’ underweight in BBB’s versus their peers is primarily a function of a neutral weight in hospital bonds, which the Team is maintaining due to the uncertainty surrounding the finances of hospitals going forward in the implementation of the Affordable Care Act. The primary detractor versus the Portfolios’ peers over 12-month period was an underweight in premium coupon bonds trading to their intermediate-maturity call dates. This type of bond outperformed other municipal bonds as long bonds rallied and the municipal yield curve flattened. This same structure also fared poorly last year when interest rates rose; the added volatility is the primary reason the Portfolios have been underweight this security type.

The Portfolios did not use leverage or derivatives during either period.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. Government and agency securities. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated A-1 or better by Standard & Poor’s Corporation (“Standard & Poor’s”), F-1 by Fitch Ratings, Inc. (“Fitch”) or P-1 or better by Moody’s Investors Services, Inc. (“Moody’s”) or the comparable long-term ratings (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The Portfolio underperformed its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year U.S Treasury Index, and the Lipper Short-Term U.S. Government Debt Funds Average for the six- and 12-month periods ended September 30, 2014.

For both periods, exposure to inflation-linked securities detracted, as inflation remained relatively subdued. Conversely, exposure to agency and non-agency mortgages contributed positively for both periods; agency mortgage security selection was also additive for both periods.

During both periods, the Portfolio utilized derivative instruments including Treasury futures in order to manage duration and yield curve positioning. For both periods, yield curve positioning was a modest detractor.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others.

The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies,

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Portfolio Adviser Commentary (continued)

which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The Portfolio underperformed its benchmark, the BofA ML 1-3 Year U.S Treasury Index, for the six-month period, yet outperformed for the 12-month period. The Portfolio underperformed the Lipper Short-Term Investment-Grade Debt Funds Average for both periods.

The outperformance during the 12-month period was primarily due to non-Treasury holdings, as credit markets were supported by ample global liquidity and a decline in yields. Allocations to agency and non-agency mortgages, investment-grade corporates, commercial mortgage-backed securities and asset-backed securities all contributed positively. Security selection within the investment-grade corporate holdings was also additive. For both periods, an allocation to inflation-linked securities detracted, as inflation remained relatively subdued.

During both periods, the Portfolio utilized derivative instruments including Treasury futures in order to manage duration and yield curve positioning. For both periods, yield curve positioning had an immaterial impact on relative performance. Currency forwards were utilized during the six-month period to hedge out non-dollar currency exposure.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, and the Lipper Core Bond Funds Average for the six- and 12-month periods ended September 30, 2014.

For both periods, investment-grade corporate security selection, particularly the Portfolio’s focus on financials, was a primary driver of positive relative performance. Currency exposure, specifically an overweight to the U.S. dollar versus short positions in several developed market currencies, also contributed. For the 12-month period, an underweight in U.S. Treasuries, as credit sectors outperformed, as well as exposure to non-agency mortgages, also contributed. Opportunistic exposure to high-yield corporates and an allocation to non-U.S. dollar holdings were additive. An allocation to inflation-linked securities detracted during both periods, as did agency mortgage security selection for the 12-month period.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration positioning of the Portfolio; overall yield curve positioning was a modest detractor for both periods as the yield curve flattened. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact during both periods; currency forwards were utilized for both hedging and investment purposes to manage the Portfolio’s overall currency exposure.

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Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bank of America Merrill Lynch (“BofA ML”) 1–3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average funds in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risks analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and lack of liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in

Disclosures and Risks continued on next page

2014 Annual Report	7

Disclosures and Risks (continued)

response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Bernstein International, Bernstein Tax-Managed International, Bernstein Emerging Markets, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. More recently, the Federal Reserve has reduced its market support activities. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in

Disclosures and Risks continued on next page

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk. A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: The Portfolios are invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short

Disclosures and Risks continued on next page

2014 Annual Report	9

Disclosures and Risks (continued)

Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Portfolios’ municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein New York Municipal and Bernstein California Municipal Portfolios:

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified.” This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ NAV.

Bernstein U.S. Government Short Duration Portfolio:

No Government Guarantee: An investment in the Portfolio is not insured by the U.S. Government.

Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: A loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Bernstein Short Duration Plus Portfolio:

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

These risks are fully discussed in the Fund’s prospectus.

10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown on page 12 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com (click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”) or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2014 Annual Report	11

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2014	PAST 6 MONTHS	PAST 12 MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	-3.94%	1.23%	3.03%	2.49%	3.05%	4/30/1999
Tax-Managed International*	-4.04%	1.20%	3.04%	2.44%	5.79%	6/22/1992
Return after taxes on Distributions†	-4.04%	0.86%	2.90%	1.92%	4.86%
Return after taxes on Distributions and sale of shares†	-2.28%	1.21%	2.64%	2.61%	4.90%
MSCI EAFE Index	-2.03%	4.25%	6.56%	6.32%
Lipper International Multi-Cap Growth Funds Average	-2.63%	3.07%	6.78%	6.13%

Emerging Markets						12/15/1995
Before deduction of purchase and redemption fees	4.71%	6.79%	3.12%	9.16%	7.49%
After deduction of purchase and redemption fees‡	2.64%	4.67%	2.70%	8.83%	7.31%
MSCI Emerging Markets Index	2.87%	4.30%	4.42%	10.68%
Lipper Emerging Markets Funds Average	3.18%	4.59%	5.20%	10.18%

Short Duration New York Municipal	0.51%	0.70%	0.89%	1.86%	2.66%	10/3/1994
Short Duration California Municipal	0.02%	0.39%	0.73%	1.73%	2.57%	10/3/1994
Short Duration Diversified Municipal	0.21%	0.52%	0.97%	1.91%	2.80%	10/3/1994
Barclays 1-Year Municipal Bond Index	0.30%	0.74%	1.10%	2.20%
Lipper Short-Term Municipal Debt Funds Average	0.63%	1.29%	1.31%	1.82%

Diversified Municipal	2.18%	3.58%	3.01%	3.37%	4.82%	1/9/1989
California Municipal	1.99%	3.78%	3.10%	3.36%	4.60%	8/6/1990
New York Municipal	2.09%	3.43%	2.75%	3.30%	4.82%	1/9/1989
Barclays 5-Year GO Municipal Bond Index	1.83%	3.60%	3.24%	3.92%
Lipper Short- & Intermediate-Term Blended Municipal Debt Funds Average	2.12%	3.89%	2.79%	2.97%

U.S. Government Short Duration	0.00%	0.17%	0.68%	1.96%	4.26%	1/3/1989
Short Duration Plus	0.20%	0.75%	1.29%	1.76%	4.37%	12/12/1988
BofA ML 1-3 Year U.S. Treasury Index	0.30%	0.50%	1.03%	2.52%
Lipper Short-Term Investment Grade Debt Funds Average	0.34%	1.15%	2.21%	2.14%
Lipper Short-Term U.S. Government Debt Funds Average	0.26%	0.61%	1.11%	2.23%

Intermediate Duration	2.55%	4.96%	5.02%	4.89%	6.41%	1/17/1989
Barclays U.S. Aggregate Bond Index	2.21%	3.96%	4.12%	4.62%
Lipper Core Bond Funds Average	1.99%	4.32%	4.63%	4.24%

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.20% for International Portfolio; 1.16% for Tax-Managed International Portfolio; 1.49% for Emerging Markets Portfolio; 0.66% for Short Duration New York Municipal Portfolio; 0.68% for Short Duration California Municipal Portfolio; 0.62% for Short Duration Diversified Municipal Portfolio; 0.61% for New York Municipal Portfolio; 0.63% for California Municipal Portfolio; 0.56% for Diversified Municipal Portfolio; 0.70% for U.S. Government Short Duration Portfolio; 0.60% for Short Duration Plus Portfolio; and 0.57% for Intermediate Duration Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended September 30, 2014 by 0.00% and 0.01%, respectively.

†	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

‡	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Disclosures, Risks and Note about Historical Performance on pages 7–11.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended September 30, 2014.

*

Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $60,083. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Disclosures, Risks and Note about Historical Performance on pages 7–11.

(Historical Performance continued on next page)

2014 Annual Report	13

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

California Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Diversified Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended September 30, 2014.

See Disclosures, Risks and Note about Historical Performance on pages 7–11.

14	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2014	ENDING ACCOUNT VALUE SEPTEMBER 30, 2014	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$960.60	$5.70	1.16%
Hypothetical**	$1,000	$1,019.25	$5.87	1.16%

Tax-Managed International Class Shares
Actual	$1,000	$959.60	$5.45	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%

Emerging Markets Class Shares
Actual	$1,000	$1,047.10	$7.39	1.44%
Hypothetical**	$1,000	$1,017.85	$7.28	1.44%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,005.10	$3.37	0.67%
Hypothetical**	$1,000	$1,021.71	$3.40	0.67%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,000.20	$3.61	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,002.10	$3.06	0.61%
Hypothetical**	$1,000	$1,022.01	$3.09	0.61%

New York Municipal Class Shares
Actual	$1,000	$1,020.90	$3.09	0.61%
Hypothetical**	$1,000	$1,022.01	$3.09	0.61%

California Municipal Class Shares
Actual	$1,000	$1,019.90	$3.19	0.63%
Hypothetical**	$1,000	$1,021.91	$3.19	0.63%

Diversified Municipal Class Shares
Actual	$1,000	$1,021.80	$2.79	0.55%
Hypothetical**	$1,000	$1,022.31	$2.79	0.55%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,000.00	$3.86	0.77%
Hypothetical**	$1,000	$1,021.21	$3.90	0.77%

Short Duration Plus Class Shares
Actual	$1,000	$1,002.00	$3.11	0.62%
Hypothetical**	$1,000	$1,021.96	$3.14	0.62%

Intermediate Duration Class Shares
Actual	$1,000	$1,025.50	$2.95	0.58%
Hypothetical**	$1,000	$1,022.16	$2.94	0.58%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

2014 Annual Report	15

Portfolio Summary—September 30, 2014 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	23.6%
	Consumer Discretionary	19.4
	Industrials	13.6
	Consumer Staples	9.5
	Health Care	8.8
	Materials	6.8
	Information Technology	6.7
	Telecommunication Services	6.1
	Energy	3.7
	Utilities	1.8

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	23.3%
	Consumer Discretionary	19.4
	Industrials	13.9
	Consumer Staples	9.2
	Health Care	8.8
	Information Technology	7.0
	Materials	6.9
	Telecommunication Services	6.1
	Energy	3.7
	Utilities	1.7

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	32.0%
	Information Technology	19.4
	Consumer Discretionary	16.6
	Energy	6.7
	Consumer Staples	6.5
	Industrials	5.2
	Telecommunication Services	4.2
	Materials	3.6
	Health Care	3.0
	Utilities	2.8

*	All data are as of September 30, 2014. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the Tax-Managed International and International Portfolios).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2014 (Unaudited) (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2014. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

**	“Other” represents less than 2.8% in 13 different states.

2014 Annual Report	17

Portfolio Summary—September 30, 2014 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of September 30, 2014. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

**	“Other” represents less than 0.2% in 6 different states and Guam.

***	“Other” represents less than 2.1% in 23 different states and Guam, Puerto Rico and District of Columbia.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2014 (Unaudited) (continued)

U.S. Government Short Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of September 30, 2014. The Portfolio’s security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. Each Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

**	“Other” represents less than 0.2% in Emerging Markets—Corporate Bonds and Governments—Sovereign Agencies.

2014 Annual Report	19

Statement of Assets and Liabilities—September 30, 2014

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS
Investments in securities, at value	$1,511,231,328	$3,695,851,702	$1,289,964,526
Foreign currencies, at value (a)	6,298,803	15,784,606	5,216,843
Cash	22,727,372	67,663,680	10,683,341
Receivables:
Dividends and interest	4,029,111	9,834,010	3,197,177
Foreign withholding tax reclaims	6,970,136	20,383,889	136,155
Investment securities sold and foreign currency transactions	4,731,660	11,433,884	1,367,055
Capital shares sold	1,406,203	1,400,659	834,802
Unrealized appreciation of forward currency exchange contracts	5,792,956	78,791,353	0

Total assets	1,563,187,569	3,901,143,783	1,311,399,899

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	15,663,643	45,132,257	9,321,478
Management fee	1,075,980	2,515,090	1,183,945
Foreign capital gains tax payable	4,298	9,779	1,522,596
Capital shares redeemed	800,008	939,462	333,881
Shareholder servicing fee	312,240	766,251	271,156
Transfer Agent fee	15,595	23,568	33,385
Distribution fee	3,111	751	0
Accrued expenses and other liabilities	161,407	249,087	150,463
Unrealized depreciation of forward currency exchange contracts	9,179,899	96,386,382	0

Total liabilities	27,216,181	146,022,627	12,816,904

NET ASSETS (b)	$1,535,971,388	$3,755,121,156	$1,298,582,995

Cost of investments	$1,396,179,146	$3,351,811,396	$1,228,475,782

SHARES OF CAPITAL STOCK OUTSTANDING			45,613,315

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$28.47

NET ASSETS CONSIST OF:
Capital stock, at par	$96,828	$235,660	$45,613
Additional paid-in capital	2,452,051,365	5,420,219,782	1,210,428,196
Undistributed net investment income	28,361,788	69,844,641	16,159,367
Accumulated net realized gain (loss) on investment and foreign currency transactions	(1,056,587,448)	(2,062,752,318)	11,871,649
Net unrealized appreciation/depreciation of:
Investments transactions†	115,047,884	344,030,527	60,173,090
Foreign currency denominated assets and liabilities	(2,999,029)	(16,457,136)	(94,920)

	$1,535,971,388	$3,755,121,156	$1,298,582,995

(a) Cost: $6,386,177, $15,988,383 and $5,268,593 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively. (Note 1)

(b) See page 21 for share class information on net asset value, offering price, and redemption price per share of the International Portfolio and Tax-Managed International Portfolio.

† Net of accrued foreign capital gains taxes of $4,298, $9,779, and $1,315,654, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets		$3,753,169,501
Shares of capital stock outstanding		235,536,026

Net asset value, offering and redemption price per share		$15.93

International Class Shares
Net Assets	$1,529,195,174
Shares of capital stock outstanding	96,393,692

Net asset value, offering and redemption price per share	$15.86

Class A Shares
Net Assets	$4,312,270	$1,517,175
Shares of capital stock outstanding	275,930	96,585

Net asset value and redemption price per share	$15.63	$15.71
Sales charge—4.25% of public offering price	0.69	0.70

Maximum offering price	$16.32	$16.41

Class B Shares
Net Assets	$165,822	$14,201
Shares of capital stock outstanding	10,600	903

Net asset value and offering price per share	$15.64	$15.73

Class C Shares
Net Assets	$2,298,122	$420,279
Shares of capital stock outstanding	147,485	26,835

Net asset value and offering price per share	$15.58	$15.66

2014 Annual Report	21

Statement of Assets and Liabilities—September 30, 2014 (continued)

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$92,584,756	$40,313,977	$254,534,188
Receivables:
Interest	1,008,003	505,371	2,877,259
Investment securities sold	0	100,041	0
Capital shares sold	70,003	0	1,167,361

Total assets	93,662,762	40,919,389	258,578,808

LIABILITIES
Due to custodian	76	100,040	0
Payables:
Dividends to shareholders	22,858	900	49,587
Investment securities purchased	2,226,353	0	0
Capital shares redeemed	77,894	36,454	487,019
Management fee	32,012	15,096	92,371
Shareholder servicing fee	7,114	3,351	20,528
Transfer Agent fee	3,027	1,480	1,595
Accrued expenses	14,062	11,640	27,940

Total liabilities	2,383,396	168,961	679,040

NET ASSETS	$91,279,366	$40,750,428	$257,899,768

Cost of investments	$93,027,499	$40,854,813	$254,797,619

SHARES OF CAPITAL STOCK OUTSTANDING	7,305,012	3,258,400	20,434,722

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.50	$12.51	$12.62

NET ASSETS CONSIST OF:
Capital stock, at par	$7,305	$3,258	$20,435
Additional paid-in capital	91,999,331	41,250,861	258,071,936
Undistributed net investment income/(distributions in excess of net investment income)	(8,244)	(27,559)	8,939
Accumulated net realized gain (loss) on investment transactions	(276,283)	64,704	61,889
Net unrealized depreciation of investments	(442,743)	(540,836)	(263,431)

	$91,279,366	$40,750,428	$257,899,768

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$1,709,507,948	$1,104,180,271	$6,275,175,320
Cash	282,015	0	0
Receivables:
Interest	21,157,779	15,370,254	72,573,341
Investment securities sold	0	0	105,000
Capital shares sold	787,727	1,930,162	8,698,371

Total assets	1,731,735,469	1,121,480,687	6,356,552,032

LIABILITIES
Payables:
Dividends to shareholders	993,879	617,817	3,142,645
Investment securities purchased	16,225,129	0	45,524,969
Capital shares redeemed	1,880,107	770,982	10,766,871
Management fee	650,219	438,648	2,100,189
Distribution fee	104,761	46,412	473,419
Shareholder servicing fee	113,525	77,492	365,200
Transfer Agent fee	5,125	3,086	36,021
Accrued expenses	123,158	77,082	433,792

Total liabilities	20,095,903	2,031,519	62,843,106

NET ASSETS (a)	$1,711,639,566	$1,119,449,168	$6,293,708,926

Cost of investments	$1,641,058,432	$1,050,686,901	$6,034,510,242

NET ASSETS CONSIST OF:
Capital stock, at par	$120,819	$77,273	$433,002
Additional paid-in capital	1,658,799,313	1,084,231,368	6,079,426,708
Distributions in excess of net investment income	(144,159)	(196,679)	(147,685)
Accumulated net realized loss on investment transactions	(15,585,923)	(18,156,164)	(26,668,177)
Net unrealized appreciation of investments	68,449,516	53,493,370	240,665,078

	$1,711,639,566	$1,119,449,168	$6,293,708,926

(a) See page 24 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2014 Annual Report	23

Statement of Assets and Liabilities—September 30, 2014 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,433,174,450	$979,251,884	$4,618,711,682
Shares of capital stock outstanding	101,158,237	67,595,559	317,803,284

Net asset value and offering price per share	$14.17	$14.49	$14.53

Class A Shares
Net Assets	$209,557,768	$117,156,953	$1,540,448,800
Shares of capital stock outstanding	14,796,183	8,087,244	105,944,202

Net asset value and redemption price per share	$14.16	$14.49	$14.54
Sales charge—3.00% of public offering price	0.44	0.45	0.45

Maximum offering price	$14.60	$14.94	$14.99

Class B Shares
Net Assets	$153,783	$3,682	$113,522
Shares of capital stock outstanding	10,862	254.28	7,807

Net asset value and offering price per share	$14.16	$14.48	$14.54

Class C Shares
Net Assets	$68,753,565	$23,036,649	$134,434,922
Shares of capital stock outstanding	4,853,723	1,590,352	9,246,763

Net asset value and offering price per share	$14.17	$14.49	$14.54

24	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
ASSETS
Investments in securities, at value	$44,811,837	$367,791,803	$3,913,595,155
Cash	131,563	15,594,306	429,838,594
Due from broker (a)	11,675	60,533	4,274,677
Receivables:
Dividends and interest	50,837	741,248	19,657,377
Investment securities sold	7,484	0	811,406,940
Capital shares sold	0	57,149	2,139,808
Margin due from broker on exchange-traded derivatives	0	1,931	0
Unrealized appreciation of interest rate swaps	0	0	1,110,349
Unrealized appreciation of credit default swaps	0	0	624,600
Unrealized appreciation of forward currency exchange contracts	0	202,769	18,106,263

Total assets	45,013,396	384,449,739	5,200,753,763

LIABILITIES
Reverse repurchase agreements	0	0	8,994,999
Payables:
Dividends to shareholders	10,251	36,304	2,289,830
Investment securities purchased	0	0	1,327,240,868
Capital shares redeemed	44,049	332,007	5,441,616
Management fee	16,302	131,677	1,385,879
Shareholder servicing fee	3,623	24,960	306,743
Margin owed to broker on exchange-traded derivatives	121	0	77,083
Distribution fee	0	27,115	0
Transfer Agent fee	1,710	2,327	13,500
Accrued expenses	12,092	61,920	289,544
Unrealized depreciation of interest rate swaps	0	0	133,830
Unrealized depreciation of forward currency exchange contracts	0	14,528	4,322,693
Collateral received from broker	0	0	1,310,000
Upfront premium received on credit default swaps	0	0	383,600

Total liabilities	88,148	630,838	1,352,190,185

NET ASSETS (b)	$44,925,248	$383,818,901	$3,848,563,578

Cost of investments	$44,781,044	$368,807,132	$3,827,273,594

SHARES OF CAPITAL STOCK OUTSTANDING	3,591,001		280,558,793

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.51		$13.72

NET ASSETS CONSIST OF:
Capital stock, at par	$3,591	$32,687	$280,559
Additional paid-in capital	45,422,766	407,589,023	3,686,337,599
Undistributed net investment income/(distributions in excess of net investment income)	21,642	313,110	8,449,744
Accumulated net realized gain (loss) on investment transactions	(564,154)	(23,365,778)	55,215,814
Net unrealized appreciation/depreciation of:
Investments, futures and interest rate swap transactions	41,403	(932,947)	84,551,623
Foreign currency denominated assets and liabilities	0	182,806	13,728,239

	$44,925,248	$383,818,901	$3,848,563,578

(a) Represents amounts on deposit at the broker as collateral for open derivative contracts.

(b) See page 26 for class share information on net asset value, offering price, and redemption price per share of the Short Duration Plus Portfolio.

2014 Annual Report	25

Statement of Assets and Liabilities—September 30, 2014 (continued)

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$313,410,001
Shares of capital stock outstanding	26,690,934

Net asset value and offering price per share	$11.74

Class A Shares
Net Assets	$53,727,376
Shares of capital stock outstanding	4,573,306

Net asset value and redemption price per share	$11.75
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.27

Class B Shares
Net Assets	$1,174,886
Shares of capital stock outstanding	100,202

Net asset value and offering price per share	$11.73

Class C Shares
Net Assets	$15,506,638
Shares of capital stock outstanding	1,322,466

Net asset value and offering price per share	$11.73

26	Sanford C. Bernstein Fund, Inc.

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2014 Annual Report	27

Statement of Operations—for the year ended September 30, 2014

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$42,757	$106,111	$17,364
Dividends (a)	54,134,504	130,824,184	36,168,150

Total income	54,177,261	130,930,295	36,185,514

Expenses:
Management fee (see Note 2A)	14,679,141	33,934,690	14,607,410
Shareholder servicing fee (see Note 2B)	4,078,030	9,754,879	3,180,336
Custodian fee	377,193	557,773	547,573
Transfer Agent fee—Non-Retail Class	125,113	178,103	255,223
Transfer Agent fee—Class A	8,677	1,811	0
Transfer Agent fee—Class B	598	43	0
Transfer Agent fee—Class C	5,137	572	0
Distribution fees—Class A	14,082	4,875	0
Distribution fees—Class B	2,229	171	0
Distribution fees—Class C	25,936	4,874	0
Auditing and tax fees	91,727	175,074	53,486
Directors’ fees and expenses	81,451	192,796	62,290
Registration fees	65,151	72,212	24,684
Printing fees	44,974	48,685	51,734
Legal fees	43,848	101,879	32,112
Miscellaneous	115,471	217,391	94,830

Total expenses	19,758,758	45,245,828	18,909,678
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(854,055)	(1,959,441)	(636,067)

Net expenses	18,904,703	43,286,387	18,273,611

Net investment income	35,272,558	87,643,908	17,911,903

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (b)	125,540,182	292,509,287	58,868,162
Futures	405,879	0	0
Foreign currency transactions	(12,155,291)	(9,996,876)	(1,151,139)

Net realized gain (loss) on investment and foreign currency transactions	113,790,770	282,512,411	57,717,023

Net change in unrealized appreciation/depreciation of:
Investments (c)	(123,965,010)	(282,285,045)	3,964,170
Foreign currency denominated assets and liabilities	(5,965,391)	(33,921,282)	(118,098)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(129,930,401)	(316,206,327)	3,846,072

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(16,139,631)	(33,693,916)	61,563,095

Contributions from Adviser (see Note 2A)	133,108	326,920	0

Net increase in net assets resulting from operations	$19,266,035	$54,276,912	$79,474,998

(a) Net of foreign withholding taxes of $3,598,985, $8,624,326 and $3,427,178 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $7,307, $17,442 and $359,566 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

(c) Net of increase in accrued foreign capital gains taxes of $4,217, $9,703 and $1,092,827 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

$962,443	$444,693	$2,535,112
0	0	0

962,443	444,693	2,535,112

447,027	233,623	1,256,598
99,339	51,916	279,244
63,448	55,556	85,984
19,726	18,796	21,424
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
3,813	1,850	10,117
4,969	2,666	13,813
4,444	550	35,315
2,590	1,973	2,185
2,882	1,683	8,000
11,918	8,809	18,244

660,156	377,422	1,730,924
0	0	0

660,156	377,422	1,730,924

302,287	67,271	804,188

(270,340)	74,295	69,685
0	0	0
0	0	0

(270,340)	74,295	69,685

639,983	76,006	676,250
0	0	0

639,983	76,006	676,250

369,643	150,301	745,935

0	0	0

$671,930	$217,572	$1,550,123

2014 Annual Report	29

Statement of Operations—for the year ended September 30, 2014 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$51,681,127	$31,717,570	$168,494,554
Dividends	0	0	0

Total income	51,681,127	31,717,570	168,494,554

Expenses:
Management fee (see Note 2A)	7,926,286	5,335,922	25,044,522
Shareholder servicing fee (see Note 2B)	1,371,449	934,129	4,395,640
Custodian fee	217,875	194,759	321,991
Transfer Agent fee—Non-Retail Class	36,758	23,333	108,522
Transfer Agent fee—Class A	75,724	34,209	1,286,614
Transfer Agent fee—Class B	139	20	214
Transfer Agent fee—Class C	27,623	7,560	134,671
Distribution fees—Class A	616,771	346,449	3,974,823
Distribution fees—Class B	3,000	114	2,284
Distribution fees—Class C	729,465	250,259	1,490,541
Directors’ fees and expenses	81,150	52,737	288,674
Auditing and tax fees	51,729	39,232	143,398
Registration fees	39,393	8,681	376,324
Legal fees	35,650	24,558	111,754
Printing fees	31,791	16,335	212,112
Miscellaneous	65,947	46,157	196,489

Total expenses	11,310,750	7,314,454	38,088,573
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	0	0

Net expenses	11,310,750	7,314,454	38,088,573

Net investment income (loss)	40,370,377	24,403,116	130,405,981

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(15,555,362)	(14,904,242)	(26,043,807)
Futures	0	0	0
Swaps	0	0	0
Foreign currency transactions	0	0	0

Net realized gain (loss) on investment transactions	(15,555,362)	(14,904,242)	(26,043,807)

Net change in unrealized appreciation/depreciation of:
Investments	29,364,176	29,812,616	99,109,295
Futures	0	0	0
Swaps	0	0	0
Foreign currency denominated assets and liabilities	0	0	0

Net change in unrealized appreciation/depreciation of investments	29,364,176	29,812,616	99,109,295

Net realized and unrealized gain on investment transactions	13,808,814	14,908,374	73,065,488

Net increase in net assets resulting from operations	$54,179,191	$39,311,490	$203,471,469

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$379,166	$4,973,622	$132,665,461
0	0	954,697

379,166	4,973,622	133,620,158

219,484	1,910,435	17,540,770
48,774	347,138	3,885,193
59,245	151,060	302,474
18,907	21,256	178,405
0	55,930	0
0	1,575	0
0	17,249	0
0	176,245	0
0	13,846	0
0	172,700	0
2,434	21,413	191,830
2,548	20,506	133,850
17,931	66,708	23,850
1,602	9,544	99,438
2,043	37,627	63,317
6,869	10,829	146,479

379,837	3,034,061	22,565,606
0	(102,600)	0

379,837	2,931,461	22,565,606

(671)	2,042,161	111,054,552

185,059	54,810	69,481,082
(71,730)	(1,058,277)	3,207,137
0	0	(567,174)
(5)	109,207	501,911

113,324	(894,260)	72,622,956

(74,658)	1,092,941	(3,413,742)
44,634	713,605	(2,060,742)
0	0	(6,144,015)
0	196,287	15,223,508

(30,024)	2,002,833	3,605,009

83,300	1,108,573	76,227,965

$82,629	$3,150,734	$187,282,517

2014 Annual Report	31

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$35,272,558	$24,763,815	$87,643,908	$59,590,061
Net realized gain (loss) on investment and foreign currency transactions	113,790,770	39,813,330	282,512,411	72,583,368
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(129,930,401)	250,017,855	(316,206,327)	611,202,016
Contributions from Adviser (see Note 2A)	133,108	0	326,920	0

Net increase (decrease) in net assets resulting from operations	19,266,035	314,595,000	54,276,912	743,375,445

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(29,201,031)	(28,680,557)	(74,203,691)	(72,321,647)
Distributions from net realized gain on investment transactions	0	0	0	0

Total dividends and distributions to shareholders	(29,201,031)	(28,680,557)	(74,203,691)	(72,321,647)

Capital-share transactions:
Net proceeds from sales of shares	387,101,487	191,158,885	612,689,796	483,586,737
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	24,632,171	25,008,589	49,983,326	53,813,652

Total proceeds from shares sold	411,733,658	216,167,474	662,673,122	537,400,389
Cost of shares redeemed	(473,117,323)	(390,185,292)	(725,514,783)	(819,256,930)

Net increase (decrease) in net assets from capital-share transactions	(61,383,665)	(174,017,818)	(62,841,661)	(281,856,541)

Net increase (decrease) in net assets	(71,318,661)	111,896,625	(82,768,440)	389,197,257

NET ASSETS:
Beginning of period	1,607,290,049	1,495,393,424	3,837,889,596	3,448,692,339

End of period (b)	$1,535,971,388	$1,607,290,049	$3,755,121,156	$3,837,889,596

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$28,361,788	$19,396,902	$69,844,641	$54,475,060

(a) See page 37 for share class information on dividend distributions of the International Portfolio and Tax-Managed International Portfolio.

* Includes effect of portfolio transaction fee in the amounts of $3,093,093 and $4,719,286 for the years ended September 30, 2014 and September 30, 2013, respectively.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13

$17,911,903	$14,253,739	$302,287	$618,240	$67,271	$272,878
57,717,023	(2,785,100)	(270,340)	242,728	74,295	191,065
3,846,072	13,622,272	639,983	(1,025,314)	76,006	(552,529)
0	0	0	0	0	0

79,474,998	25,090,911	671,930	(164,346)	217,572	(88,586)

(13,200,691)	(16,127,410)	(302,370)	(618,240)	(74,378)	(272,878)
0	0	(170,666)	0	(187,638)	(135,845)

(13,200,691)	(16,127,410)	(473,036)	(618,240)	(262,016)	(408,723)

167,762,366	198,881,564	50,328,687	57,008,142	26,578,813	74,564,408
12,382,973	15,020,786	408,738	518,835	253,810	377,408

180,145,339	213,902,350	50,737,425	57,526,977	26,832,623	74,941,816
(140,127,069)	(270,055,364)	(68,070,737)	(81,239,786)	(56,030,116)	(104,601,201)

40,018,270 *	(56,153,014)*	(17,333,312)	(23,712,809)	(29,197,493)	(29,659,385)

106,292,577	(47,189,513)	(17,134,418)	(24,495,395)	(29,241,937)	(30,156,694)

1,192,290,418	1,239,479,931	108,413,784	132,909,179	69,992,365	100,149,059

$1,298,582,995	$1,192,290,418	$91,279,366	$108,413,784	$40,750,428	$69,992,365

$16,159,367	$12,958,860	$(8,244)	$(8,161)	$(27,559)	$(24,253)

2014 Annual Report	33

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$804,188	$1,893,100	$40,370,377	$45,460,122
Net realized gain (loss) on investment transactions	69,685	1,250,489	(15,555,362)	2,309,685
Net change in unrealized appreciation/depreciation of investments	676,250	(3,196,573)	29,364,176	(76,654,997)

Net increase (decrease) in net assets resulting from operations	1,550,123	(52,984)	54,179,191	(28,885,190)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(804,188)	(1,893,100)	(40,370,208)	(45,460,122)
Distributions from net realized gain on investment transactions	(445,246)	(1,487,503)	0	(865,321)

Total dividends and distributions to shareholders	(1,249,434)	(3,380,603)	(40,370,208)	(46,325,443)

Capital-share transactions:
Net proceeds from sales of shares	206,547,998	260,813,084	319,370,073	384,278,114
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	1,125,397	3,088,436	29,638,509	33,715,341

Total proceeds from shares sold	207,673,395	263,901,520	349,008,582	417,993,455
Cost of shares redeemed	(223,832,404)	(381,224,637)	(295,548,098)	(534,584,974)

Net increase (decrease) in net assets from capital-share transactions	(16,159,009)	(117,323,117)	53,460,484	(116,591,519)

Net increase (decrease) in net assets	(15,858,320)	(120,756,704)	67,269,467	(191,802,152)

NET ASSETS:
Beginning of period	273,758,088	394,514,792	1,644,370,099	1,836,172,251

End of period (b)	$257,899,768	$273,758,088	$1,711,639,566	$1,644,370,099

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$8,939	$8,939	$(144,159)	$(144,328)

(a) See pages 37 and 38 for share class information on dividend distributions of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13

$24,403,116	$28,155,243	$130,405,981	$137,478,941	$(671)	$(28,653)
(14,904,242)	3,022,639	(26,043,807)	2,885,879	113,324	(20,514)
29,812,616	(50,005,161)	99,109,295	(199,888,070)	(30,024)	(557,094)

39,311,490	(18,827,279)	203,471,469	(59,523,250)	82,629	(606,261)

(24,403,116)	(28,155,243)	(130,405,981)	(137,478,941)	(204,922)	(471,628)
0	0	(843,633)	(7,415,537)	0	(282,178)

(24,403,116)	(28,155,243)	(131,249,614)	(144,894,478)	(204,922)	(753,806)

251,560,005	283,800,076	1,877,152,500	1,935,009,117	5,832,502	25,226,948
17,839,907	20,830,887	94,061,203	108,523,043	178,847	683,857

269,399,912	304,630,963	1,971,213,703	2,043,532,160	6,011,349	25,910,805
(216,633,362)	(337,239,080)	(1,294,636,202)	(1,961,674,054)	(13,833,330)	(82,944,419)

52,766,550	(32,608,117)	676,577,501	81,858,106	(7,821,981)	(57,033,614)

67,674,924	(79,590,639)	748,799,356	(122,559,622)	(7,944,274)	(58,393,681)

1,051,774,244	1,131,364,883	5,544,909,570	5,667,469,192	52,869,522	111,263,203

$1,119,449,168	$1,051,774,244	$6,293,708,926	$5,544,909,570	$44,925,248	$52,869,522

$(196,679)	$(196,679)	$(147,685)	$(88,992)	$21,642	$120,603

2014 Annual Report	35

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$2,042,161	$1,810,018	$111,054,552	$113,006,846
Net realized gain (loss) on investment and foreign currency transactions	(894,260)	1,284,172	72,622,956	5,732,506
Net change in unrealized appreciation/depreciation of investments	2,002,833	(5,945,681)	3,605,009	(195,744,974)
Contributions from Adviser (see Note 2A)	0	0	0	725

Net increase (decrease) in net assets resulting from operations	3,150,734	(2,851,491)	187,282,517	(77,004,897)

Dividends and distributions to shareholders:
Dividends from net investment income	(2,887,329)	(4,709,889)	(107,631,990)	(129,600,176)
Distributions from net realized gain on investment transactions (a)	0	0	(9,019,695)	(35,956,854)

Total dividends and distributions to shareholders	(2,887,329)	(4,709,889)	(116,651,685)	(165,557,030)

Capital-share transactions:
Net proceeds from sales of shares	130,405,575	242,024,812	463,793,639	640,203,698
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,208,764	3,831,797	92,449,011	137,151,532

Total proceeds from shares sold	132,614,339	245,856,609	556,242,650	777,355,230
Cost of shares redeemed	(209,161,655)	(404,362,506)	(744,692,573)	(1,390,336,519)

Net decrease in net assets from capital-share transactions	(76,547,316)	(158,505,897)	(188,449,923)	(612,981,289)

Net decrease in net assets	(76,283,911)	(166,067,277)	(117,819,091)	(855,543,216)

NET ASSETS:
Beginning of period	460,102,812	626,170,089	3,966,382,669	4,821,925,885

End of period (b)	$383,818,901	$460,102,812	$3,848,563,578	$3,966,382,669

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$313,110	$303,622	$8,449,744	$1,759,634

(a) See page 38 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Dividends to shareholders:
Dividends from net investment income
International and Tax-Managed International Class Shares, respectively	$(29,117,992)	$(28,569,129)	$(74,173,881)	$(72,305,715)
Class A	(64,695)	(91,428)	(25,889)	(15,932)
Class B	(9)	(2,097)	0	0
Class C	(18,335)	(17,903)	(3,921)	0

	$(29,201,031)	$(28,680,557)	$(74,203,691)	$(72,321,647)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(34,528,804)	$(37,726,649)	$(21,647,587)	$(24,684,056)
Class A	(4,681,908)	(6,115,522)	(2,407,944)	(2,989,033)
Class B	(4,812)	(8,776)	(148)	(815)
Class C	(1,154,684)	(1,609,175)	(347,437)	(481,339)

	$(40,370,208)	$(45,460,122)	$(24,403,116)	$(28,155,243)

Distributions from net realized gain on investment transactions
Municipal Class	$0	$(697,861)
Class A	0	(121,681)
Class B	0	(279)
Class C	0	(45,500)

	$0	$(865,321)

See Notes to Financial Statements.

2014 Annual Report	37

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(101,988,344)	$(115,253,344)
Class A	(26,426,187)	(19,189,033)
Class B	(3,164)	(7,902)
Class C	(1,988,286)	(3,028,662)

	$(130,405,981)	$(137,478,941)

Distributions from net realized gain on investment transactions
Municipal Class	$(656,176)	$(6,180,319)
Class A	(163,331)	(987,749)
Class B	(58)	(695)
Class C	(24,068)	(246,774)

	$(843,633)	$(7,415,537)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(2,596,632)	$(4,334,296)
Class A	(241,866)	(284,460)
Class B	(3,468)	(7,030)
Class C	(45,363)	(84,103)

	$(2,887,329)	$(4,709,889)

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$15.94		$13.23		$12.36		$15.08	$15.00

Income from investment operations:
Investment income, net†	0.35	‡	0.23	‡	0.23	‡	0.23	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.15)		2.74		0.90		(2.68)	0.14
Contributions from Adviser	0.00	(c)	0		0		0	0

Total from investment operations	0.20		2.97		1.13		(2.45)	0.36

Less dividends:
Dividends from net investment income	(0.28)		(0.26)		(0.26)		(0.27)	(0.28)

Net asset value, end of period	$15.86		$15.94		$13.23		$12.36	$15.08

Total return (a)	1.23%		22.81%		9.32%		(16.61)%	2.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,529,195		$1,599,667		$1,485,757		$1,495,894	$2,073,462
Average net assets (000 omitted)	$1,631,212		$1,523,560		$1,546,251		$2,015,954	$2,199,418
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%		1.15%		1.16%		1.18%	1.17%	+
Expenses, before waivers/reimbursements	1.20%		1.20%		1.21%		1.18%	1.17%	+
Net investment income	2.15%	‡	1.62%	‡	1.79%	‡	1.50%	1.49%	+
Portfolio turnover rate	67%		72%		69%		62%	84%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2014 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$16.06		$13.33		$12.46		$15.19	$15.16

Income from investment operations:
Investment income, net†	0.37	‡	0.24	‡	0.25	‡	0.24	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.18)		2.78		0.91		(2.70)	0.09
Contributions from Adviser	0.00	(c)	0		0		0	0.00	(c)

Total from investment operations	0.19		3.02		1.16		(2.46)	0.31

Less dividends:
Dividends from net investment income	(0.32)		(0.29)		(0.29)		(0.27)	(0.28)

Net asset value, end of period	$15.93		$16.06		$13.33		$12.46	$15.19

Total return (a)	1.20%	*	23.04%	*	9.56%		(16.56)%	2.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,753,170		$3,835,863		$3,446,598		$3,587,820	$4,845,829
Average net assets (000 omitted)	$3,901,952		$3,581,411		$3,598,435		$4,714,049	$5,004,731
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%		1.11%		1.11%		1.14%	1.13%	+
Expenses, before waivers/reimbursements	1.16%		1.16%		1.16%		1.14%	1.13%	+
Net investment income	2.25%	‡	1.66%	‡	1.88%	‡	1.54%	1.53%	+
Portfolio turnover rate	64%		72%		62%		61%	85%

See Footnote Summary on page 51.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$26.95		$26.72		$24.46	$31.40	$26.67

Income from investment operations
Investment income, net†	0.40	‡	0.32	‡	0.31 ‡	0.33	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.35		0.16		3.03	(7.10)	4.54

Total from investment operations	1.75		0.48		3.34	(6.77)	4.81

Less dividends and distributions:
Dividends from net investment income	(0.30)		(0.36)		(0.24)	(0.31)	(0.20)
Distributions from net realized gain on investment transactions	0		0		(0.94)	0	0

Total dividends and distributions	(0.30)		(0.36)		(1.18)	(0.31)	(0.20)

Portfolio transaction fee	0.07		0.11		0.10	0.14	0.12

Net asset value, end of period	$28.47		$26.95		$26.72	$24.46	$31.40

Total return (a)(b)	6.79%		2.17%		14.63%	(22.95)%	16.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,298,583		$1,192,290		$1,239,480	$1,249,690	$1,912,856
Average net assets (000 omitted)	$1,272,134		$1,198,415		$1,303,241	$1,823,362	$1,928,521
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.44%		1.44%		1.44%	1.45%	1.44%	+
Expenses, before waivers/reimbursements	1.49%		1.49%		1.49%	1.45%	1.44%	+
Net investment income	1.41%	‡	1.19%	‡	1.19% ‡	1.03%	0.94%	+
Portfolio turnover rate	53%		45%		55%	57%	67%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2014 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$12.47	$12.56	$12.49	$12.53	$12.59

Income from investment operations
Investment income, net†	0.04	0.07	0.10	0.20	0.22
Net realized and unrealized gain (loss) on investment transactions	0.05	(0.09)	0.07	(0.04)	(0.06)

Total from investment operations	0.09	(0.02)	0.17	0.16	0.16

Less dividends:
Dividends from net investment income	(0.04)	(0.07)	(0.10)	(0.20)	(0.22)
Distributions from net realized gain on investment transactions	(0.02)	0	0	0	0

Total distributions	(0.06)	(0.07)	(0.10)	(0.20)	(0.22)

Net asset value, end of period	$12.50	$12.47	$12.56	$12.49	$12.53

Total return (a)	0.70%	(0.18)%	1.34%	1.28%	1.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$91,279	$108,414	$132,909	$158,478	$273,147
Average net assets (000 omitted)	$99,339	$113,185	$148,340	$200,953	$262,227
Ratio to average net assets of:
Expenses	0.66%	0.66%	0.64%	0.61%	0.61% +
Net investment income	0.30%	0.55%	0.77%	1.61%	1.75% +
Portfolio turnover rate	33%	58%	54%	32%	30%

See Footnote Summary on page 51.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$12.52	$12.58	$12.55	$12.62	$12.68

Income from investment operations
Investment income, net†	0.02	0.04	0.06	0.13	0.21
Net realized and unrealized gain (loss) on investment transactions	0.03	(0.04)	0.04	(0.04)	0.01

Total from investment operations	0.05	0	0.10	0.09	0.22

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.07)	(0.13)	(0.21)
Distributions from net realized gain on investment transactions	(0.04)	(0.02)	0	(0.03)	(0.07)

Total dividends and distributions	(0.06)	(0.06)	(0.07)	(0.16)	(0.28)

Net asset value, end of period	$12.51	$12.52	$12.58	$12.55	$12.62

Total return (a)	0.39%	0.01%	0.76%	0.74%	1.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$40,750	$69,992	$100,149	$121,747	$144,606
Average net assets (000 omitted)	$51,916	$83,224	$103,813	$127,326	$127,870
Ratio to average net assets of:
Expenses	0.73%	0.68%	0.67%	0.63%	0.65% +
Net investment income	0.13%	0.33%	0.51%	1.08%	1.66% +
Portfolio turnover rate	13%	56%	45%	81%	64%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2014 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$12.61	$12.74	$12.70	$12.69	$12.68

Income from investment operations
Investment income, net†	0.04	0.07	0.10	0.17	0.21
Net realized and unrealized gain (loss) on investment transactions	0.03	(0.07)	0.05	0.01	0.01

Total from investment operations	0.07	0	0.15	0.18	0.22

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.10)	(0.16)	(0.21)
Distributions from net realized gain on investment transactions	(0.02)	(0.06)	(0.01)	(0.01)	0

Total dividends and distributions	(0.06)	(0.13)	(0.11)	(0.17)	(0.21)

Net asset value, end of period	$12.62	$12.61	$12.74	$12.70	$12.69

Total return (a)	0.52%	(0.01)%	1.18%	1.42%	1.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$257,900	$273,758	$394,515	$418,586	$591,202
Average net assets (000 omitted)	$279,244	$323,922	$437,015	$515,306	$556,818
Ratio to average net assets of:
Expenses	0.62%	0.62%	0.59%	0.62%	0.62%	+
Net investment income	0.29%	0.58%	0.80%	1.31%	1.65%	+
Portfolio turnover rate	32%	52%	51%	39%	23%

See Footnote Summary on page 51.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$14.05	$14.66	$14.42	$14.53	$14.36

Income from investment operations:
Investment income, net†	0.35	0.38	0.43	0.44	0.44
Net realized and unrealized gain (loss) on investment transactions	0.13	(0.60)	0.24	(0.06)	0.20

Total from investment operations	0.48	(0.22)	0.67	0.38	0.64

Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.38)	(0.43)	(0.44)	(0.44)
Distributions from net realized gain on investment transactions	0	(0.01)	0	(0.05)	(0.03)

Total dividends and distributions	(0.36)	(0.39)	(0.43)	(0.49)	(0.47)

Net asset value, end of period	$14.17	$14.05	$14.66	$14.42	$14.53

Total return (a)	3.43%	(1.52)%	4.69%	2.74%	4.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,433,174	$1,345,338	$1,498,388	$1,579,981	$1,745,720
Average net assets (000 omitted)	$1,371,449	$1,414,589	$1,541,811	$1,652,024	$1,752,608
Ratio to average net assets of:
Expenses	0.61%	0.61%	0.61%	0.61%	0.61% +
Net investment income	2.52%	2.67%	2.93%	3.09%	3.05% +
Portfolio turnover rate	11%	17%	14%	14%	18%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2014 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$14.29	$14.91	$14.62	$14.85	$14.55

Income from investment operations:
Investment income, net†	0.33	0.38	0.45	0.46	0.47
Net realized and unrealized gain (loss) on investment transactions	0.20	(0.62)	0.29	(0.08)	0.34

Total from investment operations	0.53	(0.24)	0.74	0.38	0.81

Less dividends and distributions:
Dividends from net investment income	(0.33)	(0.38)	(0.45)	(0.46)	(0.47)
Distributions from net realized gain on investment transactions	0	0	0	(0.15)	(0.04)

Total dividends and distributions	(0.33)	(0.38)	(0.45)	(0.61)	(0.51)

Net asset value, end of period	$14.49	$14.29	$14.91	$14.62	$14.85

Total return (a)	3.78%	(1.64)%	5.11%	2.70%	5.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$979,252	$903,265	$991,764	$1,031,911	$1,103,565
Average net assets (000 omitted)	$934,129	$951,766	$1,026,677	$1,059,794	$1,163,905
Ratio to average net assets of:
Expenses	0.63%	0.63%	0.63%	0.63%	0.63% +
Net investment income	2.32%	2.59%	3.03%	3.19%	3.23% +
Portfolio turnover rate	10%	23%	15%	14%	33%

See Footnote Summary on page 51.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$14.36	$14.92	$14.65	$14.75	$14.53

Income from investment operations:
Investment income, net†	0.33	0.38	0.41	0.45	0.45
Net realized and unrealized gain (loss) on investment transactions	0.18	(0.54)	0.29	(0.03)	0.25

Total from investment operations	0.51	(0.16)	0.70	0.42	0.70

Less dividends and distributions:
Dividends from net investment income	(0.34)	(0.38)	(0.42)	(0.45)	(0.46)
Distributions from net realized gain on investment transactions	0.00 (c)	(0.02)	(0.01)	(0.07)	(0.02)

Total dividends and distributions	(0.34)	(0.40)	(0.43)	(0.52)	(0.48)

Net asset value, end of period	$14.53	$14.36	$14.92	$14.65	$14.75

Total return (a)	3.58%	(1.10)%	4.81%	2.96%	4.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,618,712	$4,269,409	$4,684,176	$4,907,931	$5,129,063
Average net assets (000 omitted)	$4,395,640	$4,465,399	$4,839,804	$4,991,204	$5,176,769
Ratio to average net assets of:
Expenses	0.56%	0.56%	0.56%	0.56%	0.56% +
Net investment income	2.32%	2.58%	2.79%	3.08%	3.10% +
Portfolio turnover rate	19%	19%	16%	18%	21%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2014 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/14		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$12.54		$12.73	$12.82	$12.89	$12.70

Income from investment operations
Investment income, net†	0.00	(c)	0.00 (c)	0.02	0.09	0.10
Net realized and unrealized gain (loss) on investment transactions	0.02		(0.09)	0.05	0.02	0.22

Total from investment operations	0.02		(0.09)	0.07	0.11	0.32

Less dividends and distributions:
Dividends from net investment income	(0.05)		(0.07)	(0.07)	(0.13)	(0.13)
Distributions from net realized gain on investment transactions	0		(0.03)	(0.09)	(0.05)	0

Total dividends and distributions	(0.05)		(0.10)	(0.16)	(0.18)	(0.13)

Net asset value, end of period	$12.51		$12.54	$12.73	$12.82	$12.89

Total return (a)	0.17%		(0.71)%	0.55%	0.87%	2.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$44,925		$52,870	$111,263	$130,219	$163,015
Average net assets (000 omitted)	$48,774		$82,099	$126,795	$149,555	$175,298
Ratio to average net assets of:
Expenses	0.78%		0.70%	0.68%	0.64%	0.64%	+
Net investment income (loss)	0%	(d)	(0.03)%	0.14%	0.67%	0.81%	+
Portfolio turnover rate**	55%		86%	95%	170%	181%

See Footnote Summary on page 51.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$11.74	$11.91	$11.89	$11.92	$11.65

Income from investment operations:
Investment income, net†	0.06	0.05	0.06	0.12	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.03	(0.11)	0.06	(0.01)	0.29

Total from investment operations	0.09	(0.06)	0.12	0.11	0.49

Less dividends:
Dividends from net investment income	(0.09)	(0.11)	(0.10)	(0.14)	(0.22)

Net asset value, end of period	$11.74	$11.74	$11.91	$11.89	$11.92

Total return (a)	0.75%	(0.51)%	1.04%	0.96%	4.29%	*

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$313,410	$395,172	$549,979	$629,603	$534,551
Average net assets (000 omitted)	$347,138	$467,653	$544,248	$624,052	$481,956
Ratio to average net assets of:
Expenses	0.62%	0.60%	0.62%	0.60%	0.62%	+
Net investment income	0.55%	0.39%	0.47%	0.99%	1.69%	+
Portfolio turnover rate**	67%	120%	134%	99%	107%

See Footnote Summary on page 51.

See Notes to Financial Statements.

2014 Annual Report	49

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$13.47	$14.24	$14.16	$14.13	$13.18

Income from investment operations
Investment income, net†	0.39	0.36	0.36	0.50	0.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.27	(0.61)	0.40	0.18	0.97
Contributions from Adviser	0	0.00 (c)	0.01	0	0

Total from investment operations	0.66	(0.25)	0.77	0.68	1.51

Less dividends and distributions:
Dividends from net investment income	(0.38)	(0.41)	(0.38)	(0.50)	(0.56)
Distributions from net realized gain on investment transactions	(0.03)	(0.11)	(0.31)	(0.15)	0

Total dividends and distributions	(0.41)	(0.52)	(0.69)	(0.65)	(0.56)

Net asset value, end of period	$13.72	$13.47	$14.24	$14.16	$14.13

Total return (a)	4.96%	(1.82)% *	5.65% #	5.09%	11.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,848,564	$3,966,383	$4,821,926	$5,159,683	$5,375,563
Average net assets (000 omitted)	$3,885,193	$4,405,415	$4,944,151	$5,261,269	$5,305,650
Ratio to average net assets of:
Expenses	0.58%	0.57%	0.57%	0.56%	0.56%	+
Net investment income	2.86%	2.57%	2.56%	3.55%	3.99%	+
Portfolio turnover rate**	244%	200%	154%	110%	90%

See Footnote Summary on page 51.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2014 and September 30, 2013 by 0.01% and 0.02%, respectively, the Short Duration Plus Portfolio for the year ended September 30, 2010 by 0.01% and the Intermediate Duration Portfolio for the year ended September 30, 2013 by 0.01%.
**	The Portfolio accounts for dollar roll transactions as purchases and sales.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.10% for the year ended September 30, 2012.
†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ending September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and September 30, 2010, without taking into account these transaction fees would have been 4.67%, 0.14%, 12.34%, (21.38)%, and 18.55%, respectively.
(c)	Amount is less than $0.005.
(d)	Amount is less than 0.005%.

2014 Annual Report	51

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class*, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class*

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class*
Short Duration California Municipal	Short Duration California Municipal Class*
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class*, Class A, Class B and Class C
California Municipal	Municipal Class*, Class A, Class B and Class C
Diversified Municipal	Municipal Class*, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class*
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

Overlay Portfolios
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B and Class C Shares (collectively “Retail Classes”) of International, Tax-Managed International, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

52	Sanford C. Bernstein Fund, Inc.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar

2014 Annual Report	53

Notes to Financial Statements (continued)

investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2014:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$30,282,716	$306,547,684	$0	$336,830,400
Consumer Discretionary	85,024,515	205,618,846	0	290,643,361
Industrials	8,924,595	196,422,229	0	205,346,824
Consumer Staples	12,662,760	130,638,172	0	143,300,932
Health Care	2,429,381	127,168,675	0	129,598,056
Materials	11,672,308	90,921,608	0	102,593,916

54	Sanford C. Bernstein Fund, Inc.

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Information Technology	$13,816,700	$84,206,024		$0	$98,022,724
Telecommunication Services	2,347,768	89,813,362		0	92,161,130
Energy	5,897,587	49,549,868		0	55,447,455
Utilities	371,721	26,044,958		0	26,416,679
Warrants	0	29,127,848		0	29,127,848
Rights	28,336	0		0	28,336
Short-Term Investments	1,713,667	0		0	1,713,667
Total Investments in Securities	175,172,054	1,336,059,274	+	0	1,511,231,328
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	5,792,956		0	5,792,956
Liabilities:
Forward Currency Exchange Contracts	0	(9,179,899)		0	(9,179,899)
Total(a)(b)	$175,172,054	$1,332,672,331		$0	$1,507,844,385

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$72,126,638	$742,728,683		$0	$814,855,321
Consumer Discretionary	204,723,195	504,366,939		0	709,090,134
Industrials	21,561,537	489,775,696		0	511,337,233
Consumer Staples	25,847,491	315,603,795		0	341,451,286
Health Care	5,906,501	310,226,268		0	316,132,769
Materials	28,372,229	228,264,804		0	256,637,033
Information Technology	33,645,481	215,393,829		0	249,039,310
Telecommunication Services	5,708,258	219,107,440		0	224,815,698
Energy	15,635,181	120,251,151		0	135,886,332
Utilities	892,130	62,943,323		0	63,835,453
Warrants	0	69,789,026		0	69,789,026
Rights	69,680	0		0	69,680
Short-Term Investments	2,912,427	0		0	2,912,427
Total Investments in Securities	417,400,748	3,278,450,954	+	0	3,695,851,702
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	0	78,791,353		0	78,791,353
Liabilities:
Forward Currency Exchange Contracts	0	(96,386,382)		0	(96,386,382)
Total(c)(d)	$417,400,748	$3,260,855,925		$0	$3,678,256,673

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$103,145,200	$298,722,921		$0	$401,868,121
Information Technology	31,896,054	213,719,275		4,508,992	250,124,321

2014 Annual Report	55

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Consumer Discretionary	$66,667,498	$148,129,962		$0		$214,797,460
Energy	61,803,632	24,606,206		0		86,409,838
Consumer Staples	37,770,458	45,471,830		0		83,242,288
Industrials	9,562,198	53,204,315		0		62,766,513
Telecommunication Services	0	54,783,192		0		54,783,192
Materials	10,023,723	36,554,554		106		46,578,383
Health Care	7,641,705	30,914,259		0		38,555,964
Utilities	17,495,435	18,127,571		0		35,623,006
Warrants	0	15,160,381		0		15,160,381
Rights	54,803	0		0		54,803
Corporates—Investment Grade	0	0		256		256
Total Investments in Securities	346,060,706	939,394,466	+	4,509,354		1,289,964,526
Other Financial Instruments*:	0	0		0		0
Total(e)(f)	$346,060,706	$939,394,466		$4,509,354		$1,289,964,526

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$84,546,667		$827,562	^	$85,374,229
Short-Term Municipal Notes	0	3,200,000		0		3,200,000
Corporates—Investment Grade	0	3,020,213		0		3,020,213
Short-Term Investments	0	990,314		0		990,314
Total Investments in Securities	0	91,757,194		827,562		92,584,756
Other Financial Instruments*	0	0		0		0
Total++	$0	$91,757,194		$827,562		$92,584,756

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$37,777,005		$200,994	^	$37,977,999
Corporates—Investment Grade	0	2,287,799		0		2,287,799
Short-Term Investments	0	48,179		0		48,179
Total Investments in Securities	0	40,112,983		200,994		40,313,977
Other Financial Instruments*	0	0		0		0
Total++	$0	$40,112,983		$200,994		$40,313,977

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$234,366,208		$1,841,093		$236,207,301
Corporates—Investment Grade	0	14,451,663		0		14,451,663
Short-Term Investments	0	3,875,224		0		3,875,224
Total Investments in Securities	0	252,693,095		1,841,093		254,534,188
Other Financial Instruments*	0	0		0		0
Total++	$0	$252,693,095		$1,841,093		$254,534,188

56	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,650,063,280	$8,796,688		$1,658,859,968
Corporates—Investments Grade	0	10,035,876	0		10,035,876
Short-Term Investment	0	40,612,104	0		40,612,104
Total Investments in Securities	0	1,700,711,260	8,796,688		1,709,507,948
Other Financial Instruments*	0	0	0		0
Total++	$0	$1,700,711,260	$8,796,688		$1,709,507,948

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,052,154,101	$7,114,861	^	$1,059,268,962
Corporates—Investment Grade	0	38,353,620	0		38,353,620
Short-Term Investments	0	6,557,689	0		6,557,689
Total Investments in Securities	0	1,097,065,410	7,114,861		1,104,180,271
Other Financial Instruments*	0	0	0		0
Total++	$0	$1,097,065,410	$7,114,861		$1,104,180,271

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$5,695,244,671	$33,238,346	^	$5,728,483,017
Short-Term Municipal Notes	0	68,135,000	0		68,135,000
Corporates—Investment Grade	0	304,515,817	0		304,515,817
Governments—Treasuries	0	99,937,500	0		99,937,500
Short-Term Investments	0	74,103,986	0		74,103,986
Total Investments in Securities	0	6,241,936,974	33,238,346		6,275,175,320
Other Financial Instruments*	0	0	0		0
Total**	$0	$6,241,936,974	$33,238,346		$6,275,175,320

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$28,209,495	$0		$28,209,495
Collateralized Mortgage Obligations	0	10,313,140	0		10,313,140
Mortgage Pass-Throughs	0	3,070,340	0		3,070,340
Commercial Mortgage-Backed Securities	0	1,756,235	0		1,756,235
Inflation-Linked Securities	0	1,462,627	0		1,462,627
Total Investments in Securities	0	44,811,837	0		44,811,837
Other Financial Instruments*:
Assets:
Futures	11,375	0	0		11,375	#
Liabilities:
Futures	(765)	0	0		(765	)#
Total++	$10,610	$44,811,837	$0		$44,822,447

2014 Annual Report	57

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$142,874,624	$0		$142,874,624
Asset-Backed Securities	0	57,127,182	10,033,010	^	67,160,192
Commercial Mortgage-Backed Securities	0	55,153,047	535,951		55,688,998
Corporates—Investment Grade	0	53,806,789	0		53,806,789
Collateralized Mortgage Obligations	0	19,089,613	2,741,190		21,830,803
Inflation-Linked Securities	0	12,116,876	0		12,116,876
Mortgage Pass-Throughs	0	9,051,007	0		9,051,007
Governments—Sovereign Agencies	0	3,416,011	0		3,416,011
Covered Bonds	0	1,846,503	0		1,846,503
Total Investments in Securities	0	354,481,652	13,310,151		367,791,803
Other Financial Instruments*:
Assets:
Futures	93,785	0	0		93,785	#
Forward Currency Exchange Contracts	0	202,769	0		202,769
Liabilities:
Futures	(11,403)	0	0		(11,403	)#
Forward Currency Exchange Contracts	0	(14,528)	0		(14,528)
Total++	$82,382	$354,669,893	$13,310,151		$368,062,426

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$917,158,299	$0		$917,158,299
Corporates—Investment Grade	0	790,118,294	0		790,118,294
Mortgage Pass-Throughs	0	659,381,207	0		659,381,207
Asset-Backed Securities	0	481,603,558	69,037,976		550,641,534
Commercial Mortgage-Backed Securities	0	318,759,944	29,697,557		348,457,501
Corporates—Non-Investment Grade	0	128,919,971	0		128,919,971
Inflation-Linked Securities	0	119,511,452	0		119,511,452
Collateralized Mortgage Obligations	0	1,452,037	91,373,884		92,825,921
Agencies	0	71,589,885	0		71,589,885
Quasi-Sovereigns	0	54,086,454	0		54,086,454
Local Governments—Municipal Bonds	0	12,434,403	0		12,434,403
Governments—Sovereign Bonds	0	7,820,517	0		7,820,517
Preferred Stocks	7,512,920	0	0		7,512,920
Emerging Markets—Corporate Bonds	0	6,479,810	0		6,479,810
Governments—Sovereign Agencies	0	2,743,700	0		2,743,700
Short-Term Investments:
Governments—Treasuries	0	105,400,047	0		105,400,047
Commercial Paper	0	38,513,240	0		38,513,240
Total Investments in Securities	7,512,920	3,715,972,818	190,109,417		3,913,595,155
Other Financial Instruments*:
Assets:
Futures	32,167	0	0		32,167	#
Forward Currency Exchange Contracts	0	18,106,263	0		18,106,263
Centrally Cleared Interest Rate Swaps	0	1,186,943	0		1,186,943	#
Credit Default Swaps	0	624,600	0		624,600
Interest Rate Swaps	0	1,110,349	0		1,110,349

58	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Liabilities:
Futures	$(282,304)	$0	$0	$(282,304	)#
Forward Currency Exchange Contracts	0	(4,322,693)	0	(4,322,693)
Centrally Cleared Credit Default Swaps	0	(348,068)	0	(348,068	)#
Centrally Cleared Interest Rate Swaps	0	(3,959,795)	0	(3,959,795	)#
Interest Rate Swaps	0	(133,830)	0	(133,830)
Total++	$7,262,783	$3,728,236,587	$190,109,417	$3,925,608,787

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

(a)	An amount of $51,997,274 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $32,410,165 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period and an amount of $5,206,398 was transferred from Level 2 to Level 1 due to pricing at its cost.

(c)	An amount of $119,832,305 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(d)	An amount of $76,924,123 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period and amount of $13,386,438 was transferred from Level 2 to Level 1 due to pricing at its cost.

(e)	An amount of $13,134,915 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during reporting period.

(f)	An amount of $15,015,092 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

++	There were no transfers between any levels during the reporting period.

**	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

INTERNATIONAL PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADE	TOTAL
Balance as of 9/30/13	$23,055,999	$1,525,585	$24,581,584
Accrued discounts/(premiums)	0	1,371	1,371
Realized gain (loss)	4,592,228	(9,561)	4,582,667
Change in unrealized appreciation/depreciation	(1,538,831)	495	(1,538,336)

2014 Annual Report	59

Notes to Financial Statements (continued)

INTERNATIONAL PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADE	TOTAL
Purchases	$0	$0	$0
Sales	(11,904,116)	(1,517,890)	(13,422,006)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(14,205,280)	0	(14,205,280)

Balance as of 9/30/14	$0	$0	$0 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$0	$0	$0

TAX-MANAGED INTERNATIONAL PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADE	TOTAL
Balance as of 9/30/13	$54,991,794	$3,521,519	$58,513,313
Accrued discounts/(premiums)	0	3,164	3,164
Realized gain (loss)	9,636,517	(22,068)	9,614,449
Change in unrealized appreciation/depreciation	(3,424,558)	1,142	(3,423,416)
Purchases	0	0	0
Sales	(25,981,241)	(3,503,757)	(29,484,998)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(35,222,512)	0	(35,222,512)

Balance as of 9/30/14	$0	$0	$0 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$0	$0	$0

EMERGING MARKETS PORTFOLIO	COMMON STOCKS	WARRANTS	CORPORATES - INVESTMENT GRADE	TOTAL
Balance as of 9/30/13	$106	$10,126,291	$705,711	$10,832,108
Accrued discounts/(premiums)	0	0	634	634
Realized gain (loss)	0	0	(4,423)	(4,423)
Change in unrealized appreciation/depreciation	1,111,176	0	486	1,111,662
Purchases	668,514	0	0	668,514
Sales	0	0	(702,152)	(702,152)
Transfers in to Level 3	2,729,302	0	0	2,729,302
Transfers out of Level 3	0	(10,126,291)	0	(10,126,291)

Balance as of 9/30/14	$4,509,098	$0	$256	$4,509,354 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$1,111,176	$0	$256	$1,111,432

60	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS ^	TOTAL
Balance as of 9/30/13	$3,334,272	$3,334,272
Accrued discounts/(premiums)	(5,799)	(5,799)
Realized gain (loss)	(37,618)	(37,618)
Change in unrealized appreciation/depreciation	(29,255)	(29,255)
Purchases	0	0
Sales	(2,434,038)	(2,434,038)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/14	$827,562	$827,562

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$(97,185)	$(97,185)

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS ^	TOTAL
Balance as of 9/30/13	$757,719	$757,719
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(88,725)	(88,725)
Purchases	0	0
Sales	(468,000)	(468,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/14	$200,994	$200,994

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$(91,166)	$(91,166)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/13	$4,207,175	$4,207,175
Accrued discounts/(premiums)	(12,210)	(12,210)
Realized gain (loss)	5,344	5,344
Change in unrealized appreciation/depreciation	(74,216)	(74,216)
Purchases	0	0
Sales	(2,285,000)	(2,285,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/14	$1,841,093	$1,841,093

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$(51,659)	$(51,659)

2014 Annual Report	61

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/13	$16,877,887	$16,877,887
Accrued discounts/(premiums)	(2,016)	(2,016)
Realized gain (loss)	(281,617)	(281,617)
Change in unrealized appreciation/depreciation	(1,201,052)	(1,201,052)
Purchases	0	0
Sales	(6,596,514)	(6,596,514)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/14	$8,796,688	$8,796,688

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$(1,137,077)	$(1,137,077)

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/13	$9,545,624	$9,545,624
Accrued discounts/(premiums)	112,491	112,491
Realized gain (loss)	(1,056,812)	(1,056,812)
Change in unrealized appreciation/depreciation	1,609,995	1,609,995
Purchases	2,925,000	2,925,000
Sales	(6,021,437)	(6,021,437)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/14	$7,114,861	$7,114,861

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$950,074	$950,074

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/13	$68,088,102	$68,088,102
Accrued discounts/(premiums)	20,709	20,709
Realized gain (loss)	(1,472,641)	(1,472,641)
Change in unrealized appreciation/depreciation	617,059	617,059
Purchases	1,023,720	1,023,720
Sales	(12,208,338)	(12,208,338)
Transfers in to Level 3	0	0
Transfers out of Level 3	(22,830,265)	(22,830,265)

Balance as of 9/30/14	$33,238,346	$33,238,346 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$201,791	$201,791

62	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO	ASSET- BACKED SECURITIES^	COMMERCIAL MORTGAGE - BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/13	$7,626,080	$2,871,907	$2,796,210	$13,294,197
Accrued discounts/(premiums)	3,148	(8)	(92)	3,048
Realized gain (loss)	(35,026)	(78)	(83,480)	(118,584)
Change in unrealized appreciation/depreciation	(52,397)	87,943	216,627	252,173
Purchases	8,604,646	0	2,235,000	10,839,646
Sales	(6,113,441)	(2,423,813)	(2,423,075)	(10,960,329)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0

Balance as of 9/30/14	$10,033,010	$535,951	$2,741,190	$13,310,151

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$(39,462)	$62,591	$89,441	$112,570

INTERMEDIATE DURATION PORTFOLIO	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	LOCAL GOVERNMENTS - MUNICIPAL BONDS
Balance as of 9/30/13	$39,126,805	$36,169,887	$38,185,365	$4,249,199
Accrued discounts/(premiums)	124,743	(51,713)	384,776	(2,794)
Realized gain (loss)	259,511	360,978	22,326	173,859
Change in unrealized appreciation/depreciation	140,269	(150,870)	2,013,607	(67,253)
Purchases	58,864,118	9,728,953	56,269,304	0
Sales	(29,477,470)	(16,359,678)	(5,501,494)	(4,353,011)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0

Balance as of 9/30/14	$69,037,976	$29,697,557	$91,373,884	$0

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$160,589	$238,426	$2,013,607	$0

	BANK LOANS	TOTAL
Balance as of 9/30/13	$1,665,000	$119,396,256
Accrued discounts/(premiums)	0	455,012
Realized gain (loss)	(91,236)	725,438
Change in unrealized appreciation/depreciation	394,161	2,329,914
Purchases	0	124,862,375
Sales	(1,967,925)	(57,659,578)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/14	$0	$190,109,417

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$0	$2,412,622

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

2014 Annual Report	63

Notes to Financial Statements (continued)

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at September 30, 2014. Securities priced by third party vendors or at cost are excluded from the following table.

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
SHORT DURATION PLUS PORTFOLIO	FAIR VALUE AT 9/30/14	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Asset-Backed Securities	$0	Qualitative Assessment		$0.00/N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

64	Sanford C. Bernstein Fund, Inc.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2014, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences,

2014 Annual Report	65

Notes to Financial Statements (continued)

“excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to foreign currency gain (loss) reclassifications, paydown gain (loss), swap income (loss), the tax treatment of passive foreign investment companies (PFICs), reclassifications of distributions, contributions from the Adviser, capital gain withholding tax, and the expiration of capital loss carryforwards—are reflected as adjustments to the components of capital as of September 30, 2014, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
International Portfolio	$(133,108)	$2,893,359	$(2,760,251)
Tax-Managed International Portfolio	(326,920)	1,929,364	(1,602,444)
Emerging Markets Portfolio	0	(1,510,705)	1,510,705
Short Duration New York Municipal Portfolio	0	0	0
Short Duration California Municipal Portfolio	0	3,801	(3,801)
Short Duration Diversified Municipal Portfolio	0	0	0
New York Municipal Portfolio	0	0	0
California Municipal Portfolio	0	0	0
Diversified Municipal Portfolio	0	(58,693)	58,693
U.S. Government Short Duration Portfolio	0	106,632	(106,632)
Short Duration Plus Portfolio	(6,491,604)	854,656	5,636,948
Intermediate Duration Portfolio	0	3,267,548	(3,267,548)

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

66	Sanford C. Bernstein Fund, Inc.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

				FIRST $750 MILLION	THEREAFTER
Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, U.S. Government Short Duration and Short Duration Plus				0.450%	0.400%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal		0.500%	0.450%	0.400%	0.350%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal and Intermediate Duration	0.500%	0.450%	0.400%	0.350%	0.300%

The Adviser has agreed to voluntarily waive the annual investment management fees of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios, effective November 1, 2011. For the period ending September 30, 2014, such waivers amounted to $819,361, $1,952,041 and $636,067, respectively.

During the year ended September 30, 2014, the Adviser reimbursed the International Portfolio and Tax-Managed International Portfolio $133,108 and $326,920 for trading losses incurred due to trade entry errors. During the year ended September 30, 2013, the Adviser reimbursed the Intermediate Duration Portfolio $725 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

2014 Annual Report	67

Notes to Financial Statements (continued)

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2014, the compensation retained by ABIS amounted to: International Portfolio, $5,908; Tax-Managed International Portfolio, $860; New York Municipal Portfolio, $32,390; California Municipal Portfolio, $18,027; Diversified Municipal Portfolio, $308,071; and Short Duration Plus Portfolio, $27,675.

Effective October 1, 2013, the Adviser has agreed to bear the costs of transfer agency and printing fees for Classes A, B, and C of the International and Tax-Managed International Portfolios. For the year ended September 30, 2014, such fees amounted to $34,694 and $7,400, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio and Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit such fees to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the year ended September 30, 2014, such waiver amounted to $102,600. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$196,771	$225,737	$744,073	$507,052	$457,127	$18,050
Class C	1,447,569	1,235,342	2,171,008	1,250,459	2,826,552	971,227

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration

68	Sanford C. Bernstein Fund, Inc.

Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the year ended September 30, 2014, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
International	$459	$128	$312	$61
Tax-Managed International	135	0	0	12
New York Municipal	0	15,515	31	8,399
California Municipal	8	3,964	0	2,649
Diversified Municipal	586	99,130	0	24,098
Short Duration Plus	773	35	55	515

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2014 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$2,193,704	$0	$0
Tax-Managed International	5,224,634	0	0
Emerging Markets	2,099,210	0	0
U.S. Government Short Duration	1,917	0	0
Short Duration Plus	14,675	0	0
Intermediate Duration	13,951	0	0

There were no brokerage commissions paid by Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal Portfolios for the year ended September 30, 2014.

2014 Annual Report	69

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2014, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$1,087,051,852	$0	$1,168,786,332	$0
Tax-Managed International	2,454,445,890	0	2,538,086,986	0
Emerging Markets	720,005,035	0	657,860,075	0
Short Duration New York Municipal	23,276,035	7,503,809	36,384,536	8,502,287
Short Duration California Municipal	6,765,299	0	34,344,486	0
Short Duration Diversified Municipal	92,633,357	0	83,383,979	0
New York Municipal	307,708,533	0	169,144,364	0
California Municipal	227,748,662	0	102,001,815	0
Diversified Municipal	1,607,021,141	310,375,782	841,788,580	209,784,376
U.S. Government Short Duration	0	24,984,451	0	28,987,055
Short Duration Plus	100,588,320	173,799,954	144,767,205	155,357,024
Intermediate Duration	910,649,412	8,608,412,230	1,103,656,802	8,528,379,032

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION )
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
International Portfolio	$1,408,582,623	$182,186,734	$(79,538,029)	$102,648,705
Tax-Managed International Portfolio	3,366,276,863	515,225,135	(185,650,296)	329,574,839
Emerging Markets Portfolio	1,243,064,323	176,142,899	(129,242,696)	46,900,203
Short Duration New York Municipal Portfolio	93,027,499	582,965	(1,025,708)	(442,743)
Short Duration California Municipal Portfolio	40,854,813	181,412	(722,248)	(540,836)
Short Duration Diversified Municipal Portfolio	254,797,619	1,287,005	(1,550,436)	(263,431)
New York Municipal Portfolio	1,641,058,432	82,005,418	(13,555,902)	68,449,516
California Municipal Portfolio	1,050,686,901	58,312,272	(4,818,902)	53,493,370
Diversified Municipal Portfolio	6,034,510,242	271,074,647	(30,409,569)	240,665,078
U.S. Government Short Duration Portfolio	44,781,044	107,810	(77,017)	30,793
Short Duration Plus Portfolio	368,851,779	664,855	(1,724,831)	(1,059,976)
Intermediate Duration Portfolio	3,829,080,144	111,034,185	(26,519,174)	84,515,011

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of

70	Sanford C. Bernstein Fund, Inc.

these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2014, the International, Intermediate Duration, U.S. Government Short Duration and Short Duration Plus Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2014, the Intermediate Duration Portfolios held forward currency exchange contracts for hedging and non-hedging purposes. The Short Duration Plus, International and Tax-Managed International Portfolios held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct

2014 Annual Report	71

Notes to Financial Statements (continued)

investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

72	Sanford C. Bernstein Fund, Inc.

During the year ended September 30, 2014, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2014, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2014, the Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

2014 Annual Report	73

Notes to Financial Statements (continued)

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

At September 30, 2014, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,792,956	Unrealized depreciation of forward currency exchange contracts	$9,179,899
Total		$5,792,956		$9,179,899

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$405,879	$0
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(12,324,795)	(5,364,305)
Total		$(11,918,916)	$(5,364,305)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$78,791,353	Unrealized depreciation of forward currency exchange contracts	$96,386,382
Total		$78,791,353		$96,386,382

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(8,764,303)	$(32,265,935)
Total		$(8,764,303)	$(32,265,935)

74	Sanford C. Bernstein Fund, Inc.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on exchange traded derivatives	$11,375	*	Margin due from/owed to broker on exchange traded derivatives	$765	*
Total		$11,375			$765

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(71,730)	$44,634
Total		$(71,730)	$44,634

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on exchange traded derivatives	$93,785	*	Margin due from/owed to broker on exchange traded derivatives	$11,403	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	202,769		Unrealized depreciation of forward currency exchange contracts	14,528
Total		$296,554			$25,931

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,058,277)	$713,605
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(57,972)	201,974
Total		$(1,116,249)	$915,579

2014 Annual Report	75

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on exchange-traded derivatives	$1,219,110	*	Margin due from/owed to broker on exchange-traded derivatives	$4,242,099	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	18,106,263		Unrealized depreciation on forward currency exchange contracts	4,322,693
Interest rate contracts	Unrealized appreciation on interest rate swaps	1,110,349		Unrealized depreciation on interest rate swaps	133,830
Credit contracts	Unrealized appreciation on credit default swaps	624,600
Credit contracts				Margin due from/owed to broker on exchange-traded derivatives	348,068	*
Total		$21,060,322			$9,046,690

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,207,137	$(2,060,742)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(5,148,472)	15,301,303
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,621,867	(5,877,482)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,189,041)	(266,533)
Total		$(2,508,509)	$7,096,546

76	Sanford C. Bernstein Fund, Inc.

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended September 30, 2014:

INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$13,143,284	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$506,513,464
Average principal amount of sale contracts	$503,596,232

(a)	Positions were open for three months during the year.

TAX-MANAGED INTERNATIONAL PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,254,209,590
Average principal amount of sale contracts	$1,242,852,948

EMERGING MARKETS PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$22,171	(a)

(a)	Positions were open for less than one month during the year.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$19,035,544
Average original value of sale contracts	$3,879,565

SHORT DURATION PLUS PORTFOLIO
Futures:
Average original value of buy contracts	$113,787,306
Average original value of sale contracts	$49,915,948
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,647,111
Average principal amount of sale contracts	$10,279,509	(a)

(a)	Positions were open for eleven months during the year.

INTERMEDIATE DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$95,574,606
Average original value of sale contracts	$22,930,717
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$49,360,970	(a)
Average principal amount of sale contracts	$242,161,281
Interest Rate Swaps:
Average notional amount	$107,220,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$251,433,381
Credit Default Swaps:
Average notional amount of sale contracts	$16,106,571
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$98,187,500

(a)	Positions were open for eleven months during the year.

2014 Annual Report	77

Notes to Financial Statements (continued)

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of September 30, 2014:

INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
Barclays Bank PLC	$267,470	$(267,470)	$0	$0	$0
Credit Suisse International	306,223	(306,223)	0	0	0
Goldman Sachs Bank USA	2,999,368	(2,244,620)	0	0	754,748
JPMorgan Chase Bank, NA	874,260	0	0	0	874,260
Royal Bank of Scotland PLC	66,944	0	0	0	66,944
Standard Chartered Bank	588,155	(346,259)	0	0	241,896
UBS AG	690,536	0	0	0	690,536

Total	$5,792,956	$(3,164,572)	$0	$0	$2,628,384	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$1,245,746	$0	$0	$0	$1,245,746
Barclays Bank PLC	1,766,187	(267,470)	0	0	1,498,717
BNP Paribas SA	152,112	0	0	0	152,112
Credit Suisse International	835,054	(306,223)	0	0	528,831
Goldman Sachs Bank USA	2,244,620	(2,244,620)	0	0	0
HSBC Bank USA	10,492	0	0	0	10,492
Morgan Stanley & Co., Inc.	2,579,429	0	0	0	2,579,429
Standard Chartered Bank	346,259	(346,259)	0	0	0

Total	$9,179,899	$(3,164,572)	$0	$0	$6,015,327	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-MANAGED INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
BNP Paribas SA	$6,646,420	$(376,034)	$0	$0	$6,270,386
Citibank, NA	3,142,991	(3,142,991)	0	0	0
Credit Suisse International	354,857	(354,857)	0	0	0
Goldman Sachs Bank USA	35,087,639	(7,319,062)	0	0	27,768,577

78	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
HSBC Bank USA	$7,885,760	$(5,042,319)	$0	$0	$2,843,441
JPMorgan Chase Bank, NA	2,399,055	0	0	0	2,399,055
Morgan Stanley & Co., Inc.	9,488,479	(9,023,011)	0	0	465,468
Royal Bank of Scotland PLC	7,124,197	(7,124,197)	0	0	0
Standard Chartered Bank	1,672,483	(1,672,483)	0	0	0
UBS AG	4,989,472	(4,989,472)	0	0	0

Total	$78,791,353	$(39,044,426)	$0	$0	$39,746,927	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$7,009,183	$0	$0	$0	$7,009,183
BNP Paribas SA	376,034	(376,034)	0	0	0
Brown Brothers Harriman & Co.	22,966	0	0	0	22,966
Citibank, NA	9,469,638	(3,142,991)	0	0	6,326,647
Credit Suisse International	16,489,563	(354,857)	0	0	16,134,706
Goldman Sachs Bank USA	7,319,062	(7,319,062)	0	0	0
HSBC Bank USA	5,042,319	(5,042,319)	0	0	0
Morgan Stanley & Co., Inc.	9,023,011	(9,023,011)	0	0	0
Northern Trust Co.	2,593,490	0	0	0	2,593,490
Royal Bank of Scotland PLC	7,690,215	(7,124,197)	0	0	566,018
Standard Chartered Bank	25,997,166	(1,672,483)	0	0	24,324,683
UBS AG	5,353,735	(4,989,472)	0	0	364,263

Total	$96,386,382	$(39,044,426)	$0	$0	$57,341,956	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
NewEdge USA, LLC**	$121	$0	$(121)	$0	$0

Total	$121	$0	$(121)	$0	$0

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

2014 Annual Report	79

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
NewEdge USA, LLC*	$1,931	$0	$0	$0	$1,931

Total	$1,931	$0	$0	$0	$1,931

OTC Derivatives:
Deutsche Bank AG	$38,163	$0	$0	$0	$38,163
HSBC Bank USA	164,606	0	0	0	164,606

Total	$202,769	$0	$0	$0	$202,769	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
BNP Paribas SA	$8,357	$0	$0	$0	$8,357
JPMorgan Chase Bank, NA	6,171	0	0	0	6,171

Total	$14,528	$0	$0	$0	$14,528	^

*	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERMEDIATE DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
OTC Derivatives:
BNP Paribas SA	$3,731,078	$(2,655,034)	$0	$(600,463)	$475,581
Credit Suisse International:	241,000	0	0	0	241,000
Deutsche Bank AG	1,193,674	0	0	0	1,193,674
Goldman Sachs Bank USA	7,421,016	0	0	0	7,421,016
HSBC Bank USA	803,959	0	0	0	803,959
JPMorgan Chase Bank, NA	1,288,411	(166,570)	(1,121,841)	0	0
Royal Bank of Scotland PLC	2,350,289	(1,634,919)	0	0	715,370
UBS AG	2,428,185	0	0	0	2,428,185

Total	$19,457,612	$(4,456,523)	$(1,121,841)	$(600,463)	$13,278,785	^

80	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$19,067	$0	$(19,067)	$0	$0
NewEdge USA, LLC**	58,016	0	(58,016)	0	0

Total	$77,083	$0	$(58,016)	$0	$0

OTC Derivatives:
BNP Paribas SA	$2,655,034	$(2,655,034)	$0	$0	$0
JPMorgan Chase Bank, NA	166,570	(166,570)	0	0	0
Royal Bank of Scotland PLC	1,634,919	(1,634,919)	0	0	0

Total	$4,456,523	$(4,456,523)	$0	$0	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2014 Intermediate Duration Portfolio earned drop income of $17,937,515, which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Intermediate Duration Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase

2014 Annual Report	81

Notes to Financial Statements (continued)

price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2014, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $32,255,696 and the daily weighted average interest rate was (0.41)%. At September 30, 2014, the Intermediate Duration Portfolio had reverse repurchase agreements outstanding in the amount of $8,994,999 as reported on the statement of assets and liabilities. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

The following table presents the Intermediate Duration Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolio as of September 30, 2014:

COUNTERPARTY	RVP LIABILITIES SUBJECT TO MRA	ASSETS AVAILABLE FOR OFFSET	SECURITIES COLLATERAL PLEDGED†*	NET AMOUNT OF RVP LIABILITIES
Barclays	$7,550,424	$0	$(7,029,584)	$520,840
JPMorgan Chase	1,444,575	0	(1,444,575)	0

Total	$8,994,999	$0	$(8,474,159)	$520,840

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

PORTFOLIO	2014	2013
International
Distributions paid from:
Ordinary income	$29,201,031	$28,680,557

Total distributions paid	$29,201,031	$28,680,557

Tax-Managed International
Distributions paid from:
Ordinary income	$74,203,691	$72,321,647

Total distributions paid	$74,203,691	$72,321,647

Emerging Markets
Distributions paid from:
Ordinary income	$13,200,691	$16,127,410

Total distributions paid	$13,200,691	$16,127,410

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$94,315	$156,542
Long-term capital gains	166,874	0

Total taxable distributions	261,189	156,542
Tax exempt distributions	211,847	461,698

Total distributions paid	$473,036	$618,240

82	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2014	2013
Short Duration California Municipal
Distributions paid from:
Ordinary income	$37,091	$39,743
Long-term capital gains	170,416	135,845

Total taxable distributions	207,507	175,588
Tax exempt distributions	54,509	233,135

Total distributions paid	$262,016	$408,723

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$217,001	$344,862
Long-term capital gains	445,246	1,460,457

Total taxable distributions	662,247	1,805,319
Tax exempt distributions	587,187	1,575,284

Total distributions paid	$1,249,434	$3,380,603

New York Municipal
Distributions paid from:
Ordinary income	$250,396	$278,751
Long-term capital gains	0	865,321

Total taxable distributions	250,396	1,144,072
Tax exempt distributions	40,119,812	45,181,371

Total distributions paid	$40,370,208	$46,325,443

California Municipal
Distributions paid from:
Ordinary income	$597,498	$614,296
Long-term capital gains	0	0

Total taxable distributions	597,498	614,296
Tax exempt distributions	23,805,618	27,540,947

Total distributions paid	$24,403,116	$28,155,243

Diversified Municipal
Distributions paid from:
Ordinary income	$4,448,328	$4,007,496
Long-term capital gains	784,940	7,044,760

Total taxable distributions	5,233,268	11,052,256
Tax exempt distributions	126,016,346	133,842,222

Total distributions paid	$131,249,614	$144,894,478

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$204,922	$485,378
Long-term capital gains	0	268,428

Total distributions paid	$204,922	$753,806

2014 Annual Report	83

Notes to Financial Statements (continued)

PORTFOLIO	2014	2013
Short Duration Plus
Distributions paid from:
Ordinary income	$2,887,329	$4,709,889

Total distributions paid	$2,887,329	$4,709,889

Intermediate Duration
Distributions paid from:
Ordinary income	$116,651,685	$163,595,747
Long-term capital gains	0	1,961,283

Total distributions paid	$116,651,685	$165,557,030

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES (b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$31,905,783	$0	$(1,051,258,011)	$103,175,423	$(916,176,805)
Tax-Managed International	80,066,205	0	(2,076,401,010)	331,000,519	(1,665,334,286)
Emerging Markets	18,204,534	24,621,966	0	45,489,628	88,316,128
Short Duration New York Municipal	39,466	0	(276,283)	(442,743)	(679,560)
Short Duration California Municipal	0	66,745	(2,042)	(540,836)	(476,133)
Short Duration Diversified Municipal	121,154	28,948	0	(263,431)	(113,329)
New York Municipal	1,272,707	0	(15,585,923)	68,449,516	54,136,300
California Municipal	435,202	0	(18,156,164)	53,493,370	35,772,408
Diversified Municipal	3,330,596	0	(26,668,178)	240,665,078	217,327,496
U.S. Government Short Duration	31,893	0	(553,544)	30,793	(490,858)
Short Duration Plus	537,655	0	(23,238,751)	(1,065,411)	(23,766,507)
Intermediate Duration	38,869,496	41,467,307	(179,055)	84,077,501	164,235,249

(a)	Includes tax exempt income as shown below:

Short Duration New York Municipal	$39,466
Short Duration Diversified Municipal	88,214
New York Municipal	1,272,707
California Municipal	435,202
Diversified Municipal	3,330,596

(b)

During the fiscal year ended September 30, 2014, International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, and U.S. Government Short Duration Portfolio utilized capital loss carryforwards of $103,773,994, $242,141,327, $29,465,542, and $72,096 respectively, to offset current year net realized gains. Additionally, Short Duration Plus Portfolio had $6,491,604 of capital loss carryforwards expire during the fiscal year. As of September 30, 2014, Short Duration Plus Portfolio deferred $25,378 in straddles losses and Intermediate Duration Portfolio deferred $179,055 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard, Short

84	Sanford C. Bernstein Fund, Inc.

Duration New York Municipal Portfolio elected to defer $252,026 of post-October short-term capital losses and $24,257 of post-October long-term capital losses, Short Duration California Municipal Portfolio elected to defer $2,042 of post-October short-term capital losses, and Diversified Municipal Portfolio elected to defer $478,891 of post-October short-term capital losses and $26,189,287 of post-October long-term capital losses. These losses are deemed to arise on October 1, 2014. As of September 30, 2014 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to foreign capital gains tax exposure on Peruvian securities, the tax treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2014, the following Portfolios had net capital loss carryforwards of which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	2,948,047	$0	No expiration
Tax-Managed International	344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	17,724,151	0	No expiration
New York Municipal	126,711	15,459,212	No expiration
California Municipal	2,406,179	n/a	2019
California Municipal	205,767	15,544,218	No expiration
U.S. Government Short Duration	552,771	773	No expiration
Short Duration Plus	4,022,522	n/a	2015
Short Duration Plus	920,045	n/a	2016
Short Duration Plus	5,807,512	n/a	2017
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	4,206,957	4,233,981	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

2014 Annual Report	85

Notes to Financial Statements (continued)

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. More recently, the Federal Reserve has reduced its market support activities. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk—Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk a of decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolios securities may be lower and the effective duration of the Portfolios will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income

86	Sanford C. Bernstein Fund, Inc.

security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

No Government Guarantee—Investments in the Portfolios, including the U.S. Government Short Duration Portfolio, are not insured by the U.S. Government.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Short Duration New York, Short Duration California, New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Tax Risk—With respect to the Municipal Portfolios, there is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider

2014 Annual Report	87

Notes to Financial Statements (continued)

changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	TOTAL
International	600	200	200	200	1400	(a)
Tax-Managed International	600	200	200	200	1200
Emerging Markets	200	0	0	0	200
Short Duration New York Municipal	100	0	0	0	100
Short Duration California Municipal	100	0	0	0	100
Short Duration Diversified Municipal	100	0	0	0	100
New York Municipal	400	200	200	200	1000
California Municipal	200	200	200	200	800
Diversified Municipal	800	400	400	400	2000
U.S. Government Short Duration	200	0	0	0	200
Short Duration Plus	200	200	200	200	1000	(a)
Intermediate Duration	600	0	0	0	600
Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N	3600	0	0	0	3600	(b)

(a)	An additional 200 million is allocated to the retirement class of shares which is not currently being offered.

(b)	3.6 billion has been allocated to the Overlay Portfolios of which 300 million is allocated to Class 1 and 300 million is allocated to Class 2 shares for each Overlay Portfolio.

88	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the years ended September 30, 2014 and September 30, 2013, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
International Class Shares
Shares sold	23,636,219	13,142,135	$385,956,356	$190,340,328
Shares issued to shareholders on reinvestment of dividends	1,547,201	1,825,022	24,554,083	24,911,553
Shares redeemed	(29,166,147)	(26,851,107)	(471,024,955)	(385,718,262)

Net decrease	(3,982,727)	(11,883,950)	(60,514,516)	(170,466,381)
Beginning of period	100,376,419	112,260,369	2,476,360,792	2,646,827,173

End of period	96,393,692	100,376,419	$2,415,846,276	$2,476,360,792

Class A Shares
Shares sold	51,068	31,608	$824,747	$448,174
Shares issued to shareholders on reinvestment of dividends	3,918	5,852	61,289	79,057
Shares converted from Class B	4,959	8,579	80,013	123,581
Shares redeemed	(83,602)	(220,990)	(1,348,231)	(3,121,554)

Net decrease	(23,657)	(174,951)	(382,182)	(2,470,742)
Beginning of period	299,587	474,538	22,559,340	25,030,082

End of period	275,930	299,587	$22,177,158	$22,559,340

Class B Shares
Shares sold	614	1,276	$9,936	$17,816
Shares issued to shareholders on reinvestment of dividends	1	142	9	1,917
Shares converted to Class A	(4,964)	(8,597)	(80,013)	(123,581)
Shares redeemed	(3,421)	(16,104)	(54,906)	(235,319)

Net decrease	(7,770)	(23,283)	(124,974)	(339,167)
Beginning of period	18,370	41,653	1,796,124	2,135,291

End of period	10,600	18,370	$1,671,150	$1,796,124

Class C Shares
Shares sold	14,406	15,975	$230,435	$228,986
Shares issued to shareholders on reinvestment of dividends	1,071	1,185	16,790	16,062
Shares redeemed	(37,799)	(69,923)	(609,218)	(986,576)

Net decrease	(22,322)	(52,763)	(361,993)	(741,528)
Beginning of period	169,807	222,570	12,816,845	13,558,373

End of period	147,485	169,807	$12,454,852	$12,816,845

2014 Annual Report	89

Notes to Financial Statements (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Tax-Managed International Class Shares
Shares sold	37,607,686	33,311,751	$612,528,701	$483,355,614
Shares issued to shareholders on reinvestment of dividends	3,132,038	3,921,184	49,956,009	53,798,640
Shares redeemed	(44,027,012)	(56,966,994)	(725,254,645)	(818,567,905)

Net decrease	(3,287,288)	(19,734,059)	(62,769,935)	(281,413,651)
Beginning of period	238,823,314	258,557,373	5,364,702,745	5,646,116,396

End of period	235,536,026	238,823,314	$5,301,932,810	$5,364,702,745

Class A Shares
Shares sold	6,499	11,560	$105,034	$165,886
Shares issued to shareholders on reinvestment of dividends	1,551	1,108	24,397	15,012
Shares converted from Class B	294	937	4,821	13,237
Shares redeemed	(9,909)	(22,985)	(162,772)	(327,092)

Net decrease	(1,565)	(9,380)	(28,520)	(132,957)
Beginning of period	98,150	107,530	6,546,108	6,679,065

End of period	96,585	98,150	$6,517,588	$6,546,108

Class B Shares
Shares converted to Class A	(292)	(940)	(4,821)	(13,237)
Shares redeemed	0	(8,010)	0	(108,947)

Net decrease	(292)	(8,950)	(4,821)	(122,184)
Beginning of period	1,195	10,145	284,710	406,894

End of period	903	1,195	$279,889	$284,710

Class C Shares
Shares sold	3,179	3,478	$51,240	$52,000
Shares issued to shareholders on reinvestment of dividends	185	0	2,920	0
Shares redeemed	(5,747)	(17,310)	(92,545)	(239,749)

Net decrease	(2,383)	(13,832)	(38,385)	(187,749)
Beginning of period	29,218	43,050	2,497,610	2,685,359

End of period	26,835	29,218	$2,459,225	$2,497,610

90	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Shares sold	6,029,897	7,374,498	4,033,779	4,559,636
Shares issued to shareholders on reinvestment of dividends and distributions	452,925	543,640	32,785	41,445
Shares redeemed	(5,106,206)	(10,072,562)	(5,456,932)	(6,488,610)

Net increase (decrease) in shares outstanding	1,376,616	(2,154,424)	(1,390,368)	(1,887,529)
Shares outstanding at beginning of period	44,236,699	46,391,123	8,695,380	10,582,909

Shares outstanding at end of period	45,613,315	44,236,699	7,305,012	8,695,380

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Shares sold	2,122,899	5,943,558	16,365,034	20,607,438
Shares issued to shareholders on reinvestment of dividends and distributions	20,296	30,084	89,202	244,002
Shares redeemed	(4,474,605)	(8,341,865)	(17,734,554)	(30,111,418)

Net decrease in shares outstanding	(2,331,410)	(2,368,223)	(1,280,318)	(9,259,978)
Shares outstanding at beginning of period	5,589,810	7,958,033	21,715,040	30,975,018

Shares outstanding at end of period	3,258,400	5,589,810	20,434,722	21,715,040

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Municipal Class Shares
Shares sold	18,120,657	18,854,574	$255,206,223	$272,191,875
Shares issued to shareholders on reinvestment of dividends and distributions	1,819,246	1,976,982	25,612,982	28,506,878
Shares redeemed	(14,542,684)	(27,247,199)	(204,550,820)	(393,919,105)

Net increase (decrease)	5,397,219	(6,415,643)	76,268,385	(93,220,352)
Beginning of period	95,761,018	102,176,661	1,297,457,057	1,390,677,409

End of period	101,158,237	95,761,018	$1,373,725,442	$1,297,457,057

2014 Annual Report	91

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Class A Shares
Shares sold	4,059,061	6,212,245	$57,157,632	$89,891,515
Shares issued to shareholders on reinvestment of dividends and distributions	222,131	271,958	3,125,453	3,921,586
Shares converted from Class B	16,946	5,601	238,538	80,712
Shares redeemed	(4,993,665)	(7,782,376)	(70,202,028)	(111,100,980)

Net decrease	(695,527)	(1,292,572)	(9,680,405)	(17,207,167)
Beginning of period	15,491,710	16,784,282	223,133,821	240,340,988

End of period	14,796,183	15,491,710	$213,453,416	$223,133,821

Class B Shares
Shares sold	809	119	$11,358	$1,722
Shares issued to shareholders on reinvestment of dividends and distributions	294	509	4,131	7,328
Shares converted to Class A	(16,956)	(5,603)	(238,538)	(80,712)
Shares redeemed	(3,536)	(5,360)	(49,633)	(77,520)

Net decrease	(19,389)	(10,335)	(272,682)	(149,182)
Beginning of period	30,251	40,586	1,229,348	1,378,530

End of period	10,862	30,251	$956,666	$1,229,348

Class C Shares
Shares sold	480,041	1,522,805	$6,756,322	$22,112,290
Shares issued to shareholders on reinvestment of dividends and distributions	63,686	88,361	895,943	1,274,166
Shares redeemed	(1,459,529)	(2,057,872)	(20,507,079)	(29,401,274)

Net decrease	(915,802)	(446,706)	(12,854,814)	(6,014,818)
Beginning of period	5,769,525	6,216,231	83,639,422	89,654,240

End of period	4,853,723	5,769,525	$70,784,608	$83,639,422

92	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Municipal Class Shares
Shares sold	13,878,594	13,808,208	$199,678,089	$202,999,781
Shares issued to shareholders on reinvestment of dividends	1,128,994	1,292,333	16,243,359	18,956,146
Shares redeemed	(10,632,108)	(18,410,899)	(152,873,715)	(270,464,280)

Net increase (decrease)	4,375,480	(3,310,358)	63,047,733	(48,508,353)
Beginning of period	63,220,079	66,530,437	878,356,962	926,865,315

End of period	67,595,559	63,220,079	$941,404,695	$878,356,962

Class A Shares
Shares sold	3,382,217	4,973,929	$48,533,716	$72,889,289
Shares issued to shareholders on reinvestment of dividends	95,203	106,800	1,369,551	1,563,891
Shares converted from Class B	965	1,439	13,842	21,103
Shares redeemed	(3,816,889)	(4,296,659)	(54,770,398)	(62,261,185)

Net increase (decrease)	(338,504)	785,509	(4,853,289)	12,213,098
Beginning of period	8,425,748	7,640,239	123,921,311	111,708,213

End of period	8,087,244	8,425,748	$119,068,022	$123,921,311

Class B Shares
Shares sold	1	0 (a)	$15	$4
Shares issued to shareholders on reinvestment of dividends	7	27	103	401
Shares converted to Class A	(965)	(1,439)	(13,842)	(21,103)
Shares redeemed	(363)	(1,395)	(5,252)	(20,366)

Net decrease	(1,320)	(2,807)	(18,976)	(41,064)
Beginning of period	1,574	4,381	442,626	483,690

End of period	254	1,574	$423,650	$442,626

Class C Shares
Shares sold	232,142	534,824	$3,334,343	$7,889,899
Shares issued to shareholders on reinvestment of dividends	15,784	21,144	226,894	310,039
Shares redeemed	(624,724)	(309,489)	(8,970,155)	(4,471,736)

Net increase (decrease)	(376,798)	246,479	(5,408,918)	3,728,202
Beginning of period	1,967,150	1,720,671	28,827,393	25,099,191

End of period	1,590,352	1,967,150	$23,418,475	$28,827,393

(a)	Share amount is less than one full share.

2014 Annual Report	93

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Municipal Class Shares
Shares sold	68,272,497	72,076,594	$985,218,391	$1,060,682,519
Shares issued to shareholders on reinvestment of dividends and distributions	5,497,071	6,402,765	79,279,424	94,058,015
Shares redeemed	(53,339,024)	(95,163,976)	(769,255,743)	(1,400,539,903)

Net increase (decrease)	20,430,544	(16,684,617)	295,242,072	(245,799,369)
Beginning of period	297,372,740	314,057,357	4,111,809,910	4,357,609,279

End of period	317,803,284	297,372,740	$4,407,051,982	$4,111,809,910

Class A Shares
Shares sold	60,596,376	56,513,951	$874,368,915	$819,875,139
Shares issued to shareholders on reinvestment of dividends and distributions	926,091	825,695	13,375,234	12,127,941
Shares converted from Class B	5,812	6,871	83,872	101,823
Shares redeemed	(32,776,915)	(34,457,451)	(472,462,963)	(505,553,638)

Net increase	28,751,364	22,889,066	415,365,058	326,551,265
Beginning of period	77,192,838	54,303,772	1,120,462,085	793,910,820

End of period	105,944,202	77,192,838	$1,535,827,143	$1,120,462,085

Class B Shares
Shares sold	119	6,391	$1,708	$94,335
Shares issued to shareholders on reinvestment of dividends and distributions	184	438	2,642	6,444
Shares converted to Class A	(5,811)	(6,869)	(83,872)	(101,823)
Shares redeemed	(13,302)	(9,274)	(191,578)	(134,736)

Net decrease	(18,810)	(9,314)	(271,100)	(135,780)
Beginning of period	26,617	35,931	1,014,352	1,150,132

End of period	7,807	26,617	$743,252	$1,014,352

Class C Shares
Shares sold	1,215,249	3,668,874	$17,479,614	$54,255,301
Shares issued to shareholders on reinvestment of dividends and distributions	97,409	158,258	1,403,903	2,326,637
Shares redeemed	(3,652,323)	(3,800,214)	(52,642,046)	(55,339,948)

Net increase (decrease)	(2,339,665)	26,918	(33,758,529)	1,241,990
Beginning of period	11,586,428	11,559,510	170,279,590	169,037,600

End of period	9,246,763	11,586,428	$136,521,061	$170,279,590

94	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Shares sold	465,576	1,995,274
Shares issued to shareholders on reinvestment of dividends and distributions	14,273	54,079
Shares redeemed	(1,104,046)	(6,574,199)

Net decrease in shares outstanding	(624,197)	(4,524,846)
Shares outstanding at beginning of period	4,215,198	8,740,044

Shares outstanding at end of period	3,591,001	4,215,198

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Short Duration Plus Class Shares
Shares sold	7,068,886	18,371,317	$83,132,610	$217,335,513
Shares issued to shareholders on reinvestment of dividends	167,994	297,623	1,975,937	3,518,769
Shares redeemed	(14,207,171)	(31,199,174)	(167,124,511)	(369,053,219)

Net decrease	(6,970,291)	(12,530,234)	(82,015,964)	(148,198,937)
Beginning of period	33,661,225	46,191,459	421,965,364	570,164,301

End of period	26,690,934	33,661,225	$339,949,400	$421,965,364

Class A Shares
Shares sold	3,624,640	1,330,182	$42,645,704	$15,712,139
Shares issued to shareholders on reinvestment of dividends	16,208	20,219	190,764	239,117
Shares converted from Class B	35,624	59,558	419,403	704,887
Shares redeemed	(2,918,009)	(2,043,798)	(34,332,723)	(24,184,834)

Net increase (decrease)	758,463	(633,839)	8,923,148	(7,528,691)
Beginning of period	3,814,843	4,448,682	48,732,982	56,261,673

End of period	4,573,306	3,814,843	$57,656,130	$48,732,982

2014 Annual Report	95

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Class B Shares
Shares sold	26,817	37,561	$315,225	$442,397
Shares issued to shareholders on reinvestment of dividends	266	516	3,129	6,092
Shares converted to Class A	(35,689)	(59,670)	(419,403)	(704,887)
Shares redeemed	(36,487)	(51,134)	(428,524)	(603,734)

Net decrease	(45,093)	(72,727)	(529,573)	(860,132)
Beginning of period	145,295	218,022	3,523,284	4,383,416

End of period	100,202	145,295	$2,993,711	$3,523,284

Class C Shares
Shares sold	331,446	664,702	$3,892,633	$7,829,876
Shares issued to shareholders on reinvestment of dividends	3,314	5,745	38,934	67,804
Shares redeemed	(583,652)	(832,488)	(6,856,494)	(9,815,817)

Net decrease	(248,892)	(162,041)	(2,924,927)	(1,918,137)
Beginning of period	1,571,358	1,733,399	20,033,636	21,951,773

End of period	1,322,466	1,571,358	$17,108,709	$20,033,636

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Shares sold	34,136,572	45,982,280
Shares issued to shareholders on reinvestment of dividends and distributions	6,809,698	9,843,320
Shares redeemed	(54,841,635)	(99,985,068)

Net decrease in shares outstanding	(13,895,365)	(44,159,468)
Shares outstanding at beginning of period	294,454,158	338,613,626

Shares outstanding at end of period	280,558,793	294,454,158

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the year ended September 30, 2014.

96	Sanford C. Bernstein Fund, Inc.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2014 Annual Report	97

2014 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2014. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
U.S. Government Short Duration	99.46%
Short Duration Plus	89.03%
Intermediate Duration	51.55%

For the taxable year ended September 30, 2014, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
International	$42,596,181
Tax-Managed International	101,695,171
Emerging Markets	21,884,411

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2014, the total amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International	$2,964,275	$49,889,182
Tax-Managed International	7,162,444	121,181,521
Emerging Markets	3,536,015	39,328,358

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

98	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Dianne F. Lob

President

Suzanne Brenner

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Thomas B. Stiles II*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2014 Annual Report	99

Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Dianne F. Lob,† 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2009. She is Senior Managing Director—Equities of AllianceBernstein since 2014. From 2004 to 2014, she was Chairman of Bernstein’s Private Client Investment Policy Group. Prior to joining AllianceBernstein in 1999, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None
DISINTERESTED DIRECTORS
Bart Friedman,‡^ Chairman of the Board 69 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2009.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

Suzanne Brenner,‡ 56 (2014)	Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Suzanne is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a Director and member of the Finance Committee of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	18	100 Women in Hedge Funds; and private family trust

R. Jay Gerken,‡ 63 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; Associated Banc-Corp

100	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡ 61 (1994)	Editor, The Weekly Standard since prior to 2009. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry,‡ 63 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2009 until 2011

Donald K. Peterson,‡ 65 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from January 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development

Thomas B. Stiles, II,‡ 73 (2003)	President and Director of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

* There is no stated term of office for the Directors.

† Ms. Lob is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2014 Annual Report	101

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year of Election*)	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
Rosalie J. Wolf,‡ 73 (2000)	Managing Partner, Botanica Capital Partners LLC and also Member of the Brock Capital Group LLC. since prior to 2009. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from 2001 to 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF; and North European Oil Royalty Trust

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Dianne F. Lob, 60	President	See biography above.

Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2009.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2009.

Vincent S. Noto, 49	Chief Compliance Officer	Vice President, Mutual Fund Chief Compliance Officer of AllianceBernstein (the “Adviser”)† since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser† since 2009.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

† The Adviser, ABI and ABIS are affiliates of the Fund.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

102	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully

1 The Senior Officer’s evaluation was completed on October 7, 2014 and discussed with the Board on October 17, 22 and 23, 2014.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

2014 Annual Report	103

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio	First $ 1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.
International Portfolio	First $ 1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.
Emerging Markets Portfolio	First $ 1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.
U.S. Government Short Duration Portfolio	First $ 750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $ 1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%
California Municipal Portfolio	First $ 1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

3 Jones v. Harris at 1427.

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

104	Sanford C. Bernstein Fund, Inc.

The Portfolios’ net assets on September 30, 2014 and September 30, 2013 are set forth below:

PORTFOLIO	09/30/14 NET ASSETS ($MM)	09/30/13 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Managed International Portfolio	$3,754.9	$3,842.0	-$	87.1
International Portfolio	$1,535.8	$1,610.1	-$	74.3
Emerging Markets Portfolio	$1,299.2	$1,192.6		$106.6
U.S. Government Short Duration Portfolio	$45.0	$52.9	-$	7.9
Short Duration Plus Portfolio	$384.1	$460.7	-$	76.6
Intermediate Duration Portfolio	$3,852.8	$3,970.2	-$	117.4
Short Duration California Municipal Portfolio	$40.8	$69.7	-$	28.9
Short Duration Diversified Municipal Portfolio	$257.3	$274.5	-$	17.2
Short Duration New York Municipal Portfolio	$91.3	$108.5	-$	17.2
California Municipal Portfolio	$1,119.9	$1,052.7		$67.2
Diversified Municipal Portfolio	$6,298.7	$5,547.5		$751.2
New York Municipal Portfolio	$1,713.0	$1,644.5		$68.5

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2014 net assets:

	EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE
PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.927%	0.820%[5]	-0.107%
International Portfolio	0.965%	0.849%[5]	-0.116%
Emerging Markets Portfolio	1.221%	1.096%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.452%	-0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.458%	0.421%	-0.037%
New York Municipal Portfolio	0.479%	0.479%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2014:

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/14 TOTAL EXPENSE RATIO[6]
Tax-Managed International Portfolio	Private Client	1.11%
	Class A	1.15%
	Class B	1.85%
	Class C	1.85%

International Portfolio	Private Client	1.15%
	Class A	1.19%
	Class B	1.89%
	Class C	1.89%

5 The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

6 Annualized.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/14 TOTAL EXPENSE RATIO[6]
Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.79%

Short Duration Plus Portfolio	Private Client	0.63%
	Class A	0.97%
	Class B	1.14%
	Class C	1.13%

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.73%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.66%

California Municipal Portfolio	Private Client	0.64%
	Class A	0.87%
	Class B	1.64%
	Class C	1.57%

Diversified Municipal Portfolio	Private Client	0.56%
	Class A	0.80%
	Class B	1.52%
	Class C	1.50%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.86%
	Class B	1.56%
	Class C	1.56%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

106	Sanford C. Bernstein Fund, Inc.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2014 net assets.8

PORTFOLIO	NET ASSETS 09/30/14 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$3,754.9	International Style Blend 80 bp on 1st 25 million 65 bp on next $ 25 million 55 bp on next $ 50 million 45 bp on next $ 100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.820%

International Portfolio	$1,535.8	International Style Blend 80 bp on 1st 25 million 65 bp on next $ 25 million 55 bp on next $ 50 million 45 bp on next $ 100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.849%

Emerging Markets Portfolio	$1,299.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.096%

U.S. Government Short Duration Portfolio[9]	$45.0	Low Duration 30 bp on 1st $20 million 20 bp on next $ 80 million 15 bp on next $ 150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.244%	0.450%

Short Duration Plus Portfolio	$384.1	Low Duration 30 bp on 1st $20 million 20 bp on next $ 80 million 15 bp on next $ 150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.159%	0.450%

Intermediate Duration Portfolio	$3,852.8	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.452%

7 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/14 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Short Duration California Municipal Portfolio	$40.8	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.249%	0.450%

Short Duration Diversified Municipal Portfolio	$257.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.177%	0.450%

Short Duration New York Municipal Portfolio	$91.3	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.222%	0.450%

California Municipal Portfolio	$1,119.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.495%

Diversified Municipal Portfolio	$6,298.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.421%

New York Municipal Portfolio	$1,713.0	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.479%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AllianceBernstein institutional account in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which

10 Group peers selected by Lipper from the 2014 Lipper 15(c) Report.

108	Sanford C. Bernstein Fund, Inc.

contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2014 net assets:

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $ 2.5 billion 60 bp on the balance	0.717%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $ 2.5 billion 60 bp on the balance	0.750%	0.849%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $ 2.5 billion 60 bp on the balance	0.750%	1.096%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $ 2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $ 2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $ 2.5 billion 40 bp on the balance	0.482%	0.452%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $ 2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $ 2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.495%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.410%	0.421%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.479%

Set forth below is the advisory fee schedules of AllianceBernstein Cap Fund, Inc.—Emerging Markets Multi-Asset Portfolio (“Emerging Markets Multi-Asset Portfolio”), a retail mutual fund that has a somewhat similar investment style as Emerging Markets Multi Asset Portfolio, and does not follow the NYAG Specialty category. Also set forth below is

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2014 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $ 1 billion 90 bp on next $ 1 billion 85 bp on the balance	0.988%	1.096%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[11]
Emerging Markets Portfolio	Emerging Markets Growth
	Class A	1.70%
	Class I (Institutional)	0.90%

	Emerging Markets Value
	Class A	1.75%
	Class I (Institutional)	0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[12],[13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2014 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1[14]	0.60% on the first $ 1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.581%	0.849%

11 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

12 The ITM fund is privately placed or institutional.

13 The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

14 The sub-advised relationship is with an affiliate of the Adviser.

110	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Emerging Markets Portfolio	Client #2	0.75% on the first $ 50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.477%	1.096%

U.S. Government Short Duration Portfolio	Client #3[14]	0.065% on the first $ 5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[14]	0.29% on the first $ 100 million 0.20% on the balance	0.202%	0.452%

Diversified Municipal Portfolio	Client #5	0.16% on the first $ 40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.421%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

15 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

2014 Annual Report	111

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[20]	0.869	0.857	8/14
Pro-forma	0.819	0.857	7/14

International Portfolio[20]	0.896	0.942	6/15
Pro-forma	0.846	0.942	6/15

Emerging Markets Portfolio	1.141	1.166	8/20
Pro-forma	1.091	1.166	7/20

U.S. Government Short Duration Portfolio	0.450	0.450	7/15

Short Duration Plus Portfolio	0.450	0.400	12/17

Intermediate Duration Portfolio	0.452	0.456	7/14

Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.466	6/13

Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9

California Municipal Portfolio[21]	0.494	0.472	11/17

Diversified Municipal Portfolio	0.423	0.415	10/15

New York Municipal Portfolio[21]	0.479	0.465	12/17

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

PORTFOLIO	EXPENSE RATIO (%)[22]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio	1.108	1.163	7/14	1.183	92/231
Without 5 bp adv. fee waiver	1.158	1.188	7/14	1.186	108/231
International Portfolio	1.151	1.280	5/15	1.183	104/231
Without 5 bp adv. fee waiver	1.201	1.280	5/15	1.186	120/231

18 At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19 Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20 On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

21 Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22 The total expense ratios are for the most recently completed fiscal year Private Client Class.

112	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	EXPENSE RATIO (%)[22]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Emerging Markets Portfolio	1.443	1.664	4/20	1.438	176/347
Without 5 bp adv. fee waiver	1.493	1.664	7/20	1.438	197/347
U.S. Government Short Duration Portfolio	0.704	0.720	7/15	0.657	25/44
Short Duration Plus Portfolio	0.604	0.650	6/17	0.627	83/174
Intermediate Duration Portfolio	0.573	0.788	3/14	0.678	99/299
Short Duration California Municipal Portfolio[23]	0.679	0.679	5/9	0.655	10/17
Short Duration Diversified Municipal Portfolio	0.617	0.634	6/13	0.583	40/62
Short Duration New York Municipal Portfolio[23]	0.655	0.655	5/9	0.655	9/17
California Municipal Portfolio[23]	0.634	0.661	7/18	0.635	114/233
Diversified Municipal Portfolio	0.559	0.697	2/15	0.614	44/116
New York Municipal Portfolio[23]	0.611	0.697	4/17	0.620	68/139

Based on this analysis, considering pro-forma information where possible, International Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis. Tax-Managed International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2013, relative to 2012. Including administrative and servicing expenses, with the exception of Tax-Managed International Portfolio, where the Adviser had equal profitability, and Emerging Markets Portfolio and Short Duration Plus Portfolio, where the Adviser’s profitability increased, the Adviser’s profitability decreased for the Portfolios during calendar year 2013, relative to 2012.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2013:24

PORTFOLIO	SHAREHOLDER SERVICING AGREEMENT FEE
Tax-Managed International Portfolio	$8,953,528
International Portfolio	$3,808,901
Emerging Markets Portfolio	$2,996,037
U.S. Government Short Duration Portfolio	$82,099

23 Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

24 The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

2014 Annual Report	113

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	SHAREHOLDER SERVICING AGREEMENT FEE
Short Duration Plus Portfolio	$467,653
Intermediate Duration Portfolio	$4,405,415
Short Duration California Municipal Portfolio	$83,224
Short Duration Diversified Municipal Portfolio	$323,922
Short Duration New York Municipal Portfolio	$113,185
California Municipal Portfolio	$951,766
Diversified Municipal Portfolio	$4,465,399
New York Municipal Portfolio	$1,414,589

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2014, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

PORTFOLIO	09/30/14 TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.052%
International Portfolio	0.443%
Short Duration Plus Portfolio	18.326%
California Municipal Portfolio	12.525%
Diversified Municipal Portfolio	26.602%
New York Municipal Portfolio	16.257%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2013:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$142
International Portfolio	$126
Short Duration Plus Portfolio	$1,712
California Municipal Portfolio	$0
Diversified Municipal Portfolio	$0
New York Municipal Portfolio	$1,557

114	Sanford C. Bernstein Fund, Inc.

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2013:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$9,334	$300
International Portfolio	47,156	98
Short Duration Plus Portfolio	359,739	34,451
California Municipal Portfolio	673,981	13,930
Diversified Municipal Portfolio	4,294,343	235,341
New York Municipal Portfolio	1,689,605	51,906

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2013:25

PORTFOLIO	ABIS FEE
Tax-Managed International Portfolio[26]	$6,848
International Portfolio[26]	$12,768
Short Duration Plus Portfolio	$26,017
California Municipal Portfolio	$16,537
Diversified Municipal Portfolio	$71,288
New York Municipal Portfolio	$33,071

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2013.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

25 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2013, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26 Effective February 25, 2014, ABIS waived the $18,000 minimum charge for the Portfolio.

2014 Annual Report	115

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $486 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2014.33 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio[34]	1 year	13.19	12.99	12.98	7/14	135/289
	3 year	5.72	8.12	7.88	12/14	212/250
	5 year	7.21	10.72	10.77	13/14	211/226
	10 year	4.56	9.78	8.46	10/10	100/100

International Portfolio[34]	1 year	13.20	12.79	12.98	7/15	134/289
	3 year	5.61	8.44	7.88	12/14	213/250
	5 year	7.18	10.80	10.77	14/14	212/226
	10 year	4.66	8.98	8.46	10/10	98/100

27 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

28 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30 There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

31 The gross performance returns are for the Private Client class shares of the Portfolios.

32 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34 As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

116	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Emerging Markets Portfolio	1 year	19.41	14.52	14.39	3/20	86/535
	3 year	0.54	1.81	1.16	13/20	213/372
	5 year	7.56	8.42	8.48	14/17	165/248
	10 year	12.63	12.63	12.91	6/11	61/111

U.S. Government Short Duration Portfolio	1 year	1.16	1.16	1.17	8/15	30/58
	3 year	0.75	1.22	1.18	11/13	36/53
	5 year	1.48	1.86	1.86	10/13	34/47
	10 year	2.74	3.23	3.14	11/12	33/40

Short Duration Plus Portfolio	1 year	1.60	2.22	2.22	15/17	179/234
	3 year	1.02	2.15	2.19	15/16	182/197
	5 year	2.19	3.30	3.33	14/16	143/164
	10 year	2.48	3.53	3.69	13/13	101/107

Intermediate Duration Portfolio	1 year	5.50	5.59	5.06	9/14	164/426
	3 year	3.75	4.54	4.17	13/13	256/371
	5 year	6.27	6.39	6.05	8/13	129/317
	10 year	5.65	5.76	5.52	7/10	93/216

Short Duration California Municipal Portfolio	1 year	1.36	4.23	3.73	7/7	15/15
	3 year	1.15	3.56	2.67	7/7	11/15
	5 year	1.59	4.14	3.22	6/6	9/13
	10 year	2.47	4.06	4.07	5/5	7/7

Short Duration Diversified Municipal Portfolio	1 year	1.34	2.03	1.79	12/13	58/78
	3 year	1.36	1.85	1.85	11/13	54/72
	5 year	1.74	1.95	1.95	6/9	36/53
	10 year	2.59	2.72	2.89	6/9	27/40

Short Duration New York Municipal Portfolio	1 year	1.31	2.00	2.00	3/3	5/7
	3 year	1.33	1.39	2.56	3/3	7/7
	5 year	1.65	1.70	3.47	3/3	6/6
	10 year	2.57	2.69	3.70	3/3	6/6

California Municipal Portfolio	1 year	3.96	7.02	6.67	4/4	29/30
	3 year	3.22	5.24	4.90	4/4	26/27
	5 year	4.21	5.65	5.30	4/4	23/24
	10 year	4.08	4.85	4.62	4/4	19/22

Diversified Municipal Portfolio	1 year	4.01	6.30	6.25	15/15	146/151
	3 year	3.18	4.74	4.64	15/15	118/131
	5 year	3.92	5.14	5.16	14/14	92/96
	10 year	4.07	4.73	4.66	12/12	65/68

New York Municipal Portfolio	1 year	3.45	4.89	5.46	2/2	22/23
	3 year	2.94	3.97	4.16	2/2	20/21
	5 year	3.78	4.58	4.75	2/2	18/19
	10 year	4.03	4.38	4.40	2/2	16/17

2014 Annual Report	117

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	PERIODS ENDING JULY 31, 2014 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	11.95	4.55	6.01	3.38	6.06
MSCI EAFE Index[37]	15.07	7.96	9.40	7.07	6.49
Inception Date: June 22,1992

International Portfolio	11.90	4.40	5.94	3.43	3.41
MSCI EAFE Index	15.07	7.96	9.40	7.07	4.28
Inception Date: April 30, 1999

Emerging Markets Portfolio	17.70	-0.89	6.01	10.95	7.82
MSCI Emerging Markets Index	15.32	0.40	7.34	12.37	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.45	0.05	0.80	2.01	4.29
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.99	0.40	1.57	1.84	4.40
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.90	3.16	5.67	5.05	6.44
Barclays Capital U.S. Aggregate Bond Index	3.97	3.04	4.47	4.80	6.76
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.67	0.48	0.92	1.75	2.59
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	0.72	0.74	1.12	1.94	2.82
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.65	0.68	1.00	1.89	2.67
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

California Municipal Portfolio	3.31	2.57	3.55	3.43	4.60
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.24
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.43	2.61	3.35	3.48	4.83
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

New York Municipal Portfolio	2.82	2.32	3.15	3.39	4.82
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

35 The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

37 Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

118	Sanford C. Bernstein Fund, Inc.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2014

2014 Annual Report	119

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0914

Sanford C. Bernstein Fund, Inc.

September 30, 2014

Schedule of Investments

To the Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the International Class, the Tax-Managed International Class and the Emerging Markets Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2014

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

September 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS–96.5%
Financials–21.7%
Banks–7.4%
Aozora Bank Ltd.	3,967,000	$13,414,064
Banca Popolare dell’Emilia Romagna SC(a)	88,540	700,104
Banca Popolare di Milano Scarl(a)	856,150	685,841
Bank Hapoalim BM	2,341,940	13,204,916
Bank of Georgia Holdings PLC	30,630	1,216,608
Bank of Montreal	107,900	7,941,602
Bank of Queensland Ltd.	58,845	598,932
Chiba Bank Ltd. (The)	155,000	1,078,246
Danske Bank A/S	1,038,580	28,153,541
DGB Financial Group, Inc.	70,630	1,122,784
Hang Seng Bank Ltd.	1,152,200	18,504,041
KBC Groep NV(a)	369,750	19,628,566
Liberbank SA(a)	845,990	817,337
Lloyds Banking Group PLC(a)	12,069,555	15,015,340
Mitsubishi UFJ Financial Group, Inc.	4,056,200	22,859,582
Resona Holdings, Inc.	4,220,300	23,808,321
Seven Bank Ltd.	2,818,200	11,485,169
Societe Generale SA	720,680	36,760,358
SpareBank 1 SR Bank ASA	155,540	1,476,942
Toronto-Dominion Bank (The)	237,470	11,719,244
UniCredit SpA	5,571,340	43,767,818
Westpac Banking Corp.	131,671	3,696,461

		277,655,817

Capital Markets–2.9%
3i Group PLC	173,010	1,071,486
Daiwa Securities Group, Inc.	3,992,000	31,659,252
Deutsche Bank AG (REG)	666,025	23,255,930
GAM Holding AG(a)	50,690	873,200
UBS AG (REG)(a)	2,940,067	51,106,645

		107,966,513

Consumer Finance–0.1%
Aeon Thana Sinsap Thailand PCL	166,000	573,385
Aeon Thana Sinsap Thailand PCL (NVDR)	43,000	148,527
Credito Real SAB de CV	280,800	794,490
International Personal Finance PLC	106,070	836,682

		2,353,084

Diversified Financial Services–1.6%
Cerved Information Solutions SpA(a)	2,565,090	15,823,369
Chailease Holding Co., Ltd.	326,960	793,146
Challenger Ltd./Australia	126,530	787,385

IG Group Holdings PLC	1,079,221	$10,380,384
ORIX Corp.	2,407,800	33,240,748

		61,025,032

Insurance–6.1%
Admiral Group PLC	1,937,870	40,188,835
AIA Group Ltd.	7,606,200	39,253,638
Anadolu Hayat Emeklilik AS	301,911	609,394
BB Seguridade Participacoes SA	343,800	4,522,668
Direct Line Insurance Group PLC	2,534,830	12,064,242
Gjensidige Forsikring ASA	547,490	11,580,823
Lancashire Holdings Ltd.	1,504,010	15,604,647
Muenchener Rueckversicherungs AG	235,910	46,537,367
Prudential PLC	1,631,300	36,265,982
Suncorp Group Ltd.	626,810	7,704,355
Topdanmark A/S(a)	164,660	4,982,249
Tryg A/S	90,010	9,338,081

		228,652,281

Real Estate Investment Trusts (REITs)–0.1%
Allied Properties Real Estate Investment Trust	22,170	676,611
Concentradora Fibra Hotelera Mexicana SA de CV	407,810	711,136
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	570,970	597,818
Granite Real Estate Investment Trust (Toronto)	40,610	1,396,756
Vastned Retail NV	19,650	899,436

		4,281,757

Real Estate Management & Development–3.5%
Aeon Mall Co., Ltd.	29,100	555,904
Altus Group Ltd./Canada	40,490	711,137
Ayala Land, Inc.	5,322,800	4,147,568
CA Immobilien Anlagen AG(a)	45,870	913,366
CIFI Holdings Group Co., Ltd.	3,856,000	719,899
Corp. Inmobiliaria Vesta SAB de CV	230,330	495,628
Country Garden Holdings Co., Ltd.	17,428,000	6,573,432
Countrywide PLC	137,825	1,006,658
Daito Trust Construction Co., Ltd.	255,900	30,260,841
GAGFAH SA(a)	63,290	1,176,544
Global Logistic Properties Ltd.	21,417,000	45,459,878
Hang Lung Group Ltd.	696,200	3,431,508
Kaisa Group Holdings Ltd.	2,329,000	890,446
Lend Lease Group	2,079,990	26,115,972
Mitsubishi Estate Co., Ltd.	309,000	6,964,025
Nexity SA	19,230	710,025
Quintain Estates & Development PLC(a)	694,850	1,003,958
UOL Group Ltd.	216,752	1,121,945
Wing Tai Holdings Ltd.(a)	479,000	662,103

		132,920,837

		814,855,321

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Consumer Discretionary–18.9%
Auto Components–2.8%
Cie Generale des Etablissements Michelin–Class B	261,839	$24,662,815
Halla Visteon Climate Control Corp.	22,630	1,096,092
Linamar Corp.	21,570	1,113,216
Plastic Omnium SA	515,900	12,318,360
Sumitomo Electric Industries Ltd.	1,814,900	26,867,439
Sumitomo Rubber Industries Ltd.	70,700	1,005,713
Valeo SA	340,770	37,864,504

		104,928,139

Automobiles–2.3%
Great Wall Motor Co., Ltd.–Class H	2,822,500	10,938,437
Honda Motor Co., Ltd.	913,900	31,355,757
Toyota Motor Corp.	436,700	25,695,053
Volkswagen AG (Preference Shares)	92,480	19,097,861

		87,087,108

Distributors–0.2%
Inchcape PLC	791,470	8,230,619

Diversified Consumer Services–1.1%
Estacio Participacoes SA	1,811,800	18,830,433
G8 Education Ltd.	200,860	898,181
Kroton Educacional SA	3,267,200	20,528,867
TAL Education Group (ADR)(a)	50,300	1,757,482

		42,014,963

Hotels, Restaurants & Leisure–3.4%
Flight Centre Travel Group Ltd.	22,490	841,216
Galaxy Entertainment Group Ltd.	1,879,000	10,909,519
Jollibee Foods Corp.	249,510	1,089,721
Melco International Development Ltd.	5,791,000	13,452,855
Merlin Entertainments PLC(b)	2,467,544	14,021,337
NagaCorp Ltd.	690,000	495,481
Sands China Ltd.	3,259,200	17,002,605
Sodexo	287,988	28,171,395
Tatts Group Ltd.	4,735,543	13,037,727
Whitbread PLC	106,103	7,129,680
William Hill PLC	2,479,025	14,814,659
Yum! Brands, Inc.	98,470	7,087,871

		128,054,066

Household Durables–0.1%
Berkeley Group Holdings PLC	25,980	943,580
Rinnai Corp.	10,300	854,565
Techtronic Industries Co.	263,000	760,082

		2,558,227

Internet & Catalog Retail–0.4%
Just Eat PLC(a)	2,477,341	11,847,618
Qunar Cayman Islands Ltd. (ADR)(a)	33,845	935,814
Stabilus SA(a)	15,558	485,369

		13,268,801

Leisure Products–0.0%
Merida Industry Co., Ltd.	111,300	774,957

Media–2.5%
British Sky Broadcasting Group PLC	403,300	$5,752,324
Cineplex, Inc.	109,860	4,064,021
Havas SA	172,700	1,334,082
Liberty Global PLC–Series C(a)	610,330	25,032,685
Mediaset Espana Comunicacion SA(a)	74,270	921,730
Metropole Television SA	54,060	873,308
Naspers Ltd.–Class N	234,320	25,663,541
Reed Elsevier PLC	726,400	11,612,965
Thomson Reuters Corp.	425,460	15,499,592
TV Asahi Holdings Corp.	59,600	939,903

		91,694,151

Multiline Retail–1.7%
B&M European Value Retail SA(a)	6,606,891	29,454,597
Canadian Tire Corp., Ltd.–Class A	59,010	6,046,161
Debenhams PLC	1,171,330	1,104,460
Dollarama, Inc.	16,820	1,426,760
Harvey Norman Holdings Ltd.	438,230	1,391,388
Next PLC	97,860	10,474,444
Poundland Group PLC(a)	2,790,990	14,288,731

		64,186,541

Specialty Retail–1.6%
Fielmann AG	37,800	2,315,991
JUMBO SA(a)	84,379	1,067,064
L’Occitane International SA	309,250	709,045
Matas A/S	76,620	1,759,357
Mr. Price Group Ltd.	68,230	1,281,356
Shimamura Co., Ltd.	127,200	11,693,866
Sports Direct International PLC(a)	2,529,581	25,275,700
United Arrows Ltd.	12,600	465,876
WH Smith PLC	57,020	997,526
World Duty Free SpA(a)	84,350	961,403
Yamada Denki Co., Ltd.	4,934,100	14,401,808

		60,928,992

Textiles, Apparel & Luxury Goods–2.8%
Brunello Cucinelli SpA	32,070	665,241
Cie Financiere Richemont SA	531,576	43,451,616
Eclat Textile Co., Ltd.	168,561	1,530,435
Global Brands Group Holding Ltd.(a)	28,400,000	6,290,914
Hugo Boss AG	117,002	14,585,849
Li & Fung Ltd.	20,194,000	22,938,122
Nan Liu Enterprise Co., Ltd.	171,000	769,480
Samsonite International SA	4,709,300	15,131,913

		105,363,570

		709,090,134

Industrials–13.6%
Aerospace & Defense–2.7%
Airbus Group NV	836,853	52,604,935
BAE Systems PLC	531,490	4,045,528
FACC AG(a)	66,350	673,779

2	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Company	Shares	U.S. $ Value

MTU Aero Engines AG	8,840	$752,093
Saab AB–Class B	54,900	1,345,459
Safran SA	432,240	28,023,713
Senior PLC	321,380	1,392,920
Zodiac Aerospace	449,801	14,343,529

		103,181,956

Air Freight & Logistics–0.1%
Oesterreichische Post AG	78,080	3,744,563

Airlines–0.4%
Qantas Airways Ltd.(a)	11,081,872	13,461,613
Turk Hava Yollari(a)	249,230	708,599

		14,170,212

Building Products–0.0%
Kingspan Group PLC	93,260	1,484,180

Commercial Services & Supplies–2.0%
Babcock International Group PLC	2,199,366	38,809,486
Berendsen PLC	310,510	4,920,306
Edenred	1,004,332	24,747,767
Loomis AB–Class B	39,800	1,134,717
Regus PLC	1,265,211	3,467,275
Rentokil Initial PLC	715,490	1,362,065

		74,441,616

Construction & Engineering–0.1%
China State Construction International Holdings Ltd.	812,000	1,205,058
UGL Ltd.(a)	218,030	1,162,410

		2,367,468

Electrical Equipment–0.0%
TKH Group NV	37,530	1,206,862

Industrial Conglomerates–0.6%
Toshiba Corp.	4,822,000	22,384,611

Machinery–1.0%
Duerr AG	6,420	465,891
Fincantieri SpA(a)	466,151	387,412
IHI Corp.	233,000	1,207,485
JTEKT Corp.	1,499,200	25,128,837
Krones AG	12,680	1,099,706
KUKA AG	31,440	1,896,231
Melrose Industries PLC	216,418	866,242
Morgan Advanced Materials PLC	245,300	1,180,279
Nabtesco Corp.	48,800	1,169,037
Nachi-Fujikoshi Corp.	182,000	1,330,991
Pfeiffer Vacuum Technology AG	7,330	615,930
Vesuvius PLC	136,240	994,692

		36,342,733

Marine–0.5%
Nippon Yusen KK	7,139,000	18,822,628
Pacific Basin Shipping Ltd.	1,522,000	821,169

		19,643,797

Professional Services–4.4%
Applus Services SA(a)	936,262	12,351,695

Bureau Veritas SA	1,786,107	$39,474,674
Capita PLC	3,217,597	60,572,578
Intertek Group PLC	1,134,630	48,085,087
Teleperformance	75,220	4,652,230
Yumeshin Holdings Co., Ltd.	99,000	764,539

		165,900,803

Road & Rail–0.9%
Central Japan Railway Co.	198,600	26,788,896
ComfortDelGro Corp., Ltd.	1,845,000	3,465,707
Localiza Rent a Car SA	36,745	532,767
National Express Group PLC	227,952	875,752
Nippon Express Co., Ltd.	207,000	866,981

		32,530,103

Trading Companies & Distributors–0.9%
Barloworld Ltd.	92,050	753,866
Brenntag AG	279,740	13,691,648
Bunzl PLC	129,998	3,382,487
Mitsubishi Corp.	716,300	14,669,998
Ramirent Oyj	69,210	543,008
Rexel SA	48,050	897,322

		33,938,329

		511,337,233

Consumer Staples–9.1%
Beverages–1.5%
Anheuser-Busch InBev NV	101,280	11,231,737
Asahi Group Holdings Ltd.	261,300	7,558,405
Britvic PLC	864,715	9,333,828
Carlsberg A/S–Class B	104,030	9,239,175
Cott Corp.	179,070	1,229,562
Diageo PLC	255,050	7,356,184
Heineken NV	148,590	11,097,298

		57,046,189

Food & Staples Retailing–2.2%
Alimentation Couche-Tard, Inc.–Class B	399,720	12,780,904
Axfood AB	41,710	2,158,331
Clicks Group Ltd.	116,010	688,899
FamilyMart Co., Ltd.	27,800	1,060,953
Jean Coutu Group PJC, Inc. (The)–Class A	198,240	4,156,145
Koninklijke Ahold NV	1,810,834	29,291,437
Lenta Ltd. (GDR)(a)(b)	298,880	3,189,050
MARR SpA	61,660	955,527
Metro, Inc.	16,280	1,088,774
Olam International Ltd.	8,355,273	15,346,351
Sugi Holdings Co., Ltd.	90,400	3,796,169
Tsuruha Holdings, Inc.	114,400	6,363,238

		80,875,778

Food Products–0.6%
Calbee, Inc.	40,200	1,313,902
Cermaq ASA	36,910	555,826

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value

Glanbia PLC	84,445	$1,219,477
Mayora Indah Tbk PT	429,700	1,075,104
Nestle SA	192,650	14,158,037
Salmar ASA	28,500	502,915
Unilever PLC	115,200	4,822,031

		23,647,292

Household Products–0.8%
Henkel AG & Co. KGaA	78,912	7,358,819
Pigeon Corp.	21,300	1,206,954
Reckitt Benckiser Group PLC	232,007	20,058,777

		28,624,550

Personal Products–0.3%
Cosmax, Inc.(a)	9,170	1,128,997
Kao Corp.	296,600	11,574,120

		12,703,117

Tobacco–3.7%
British American Tobacco PLC	1,064,760	59,999,830
Imperial Tobacco Group PLC	554,650	23,880,974
Japan Tobacco, Inc.	1,682,500	54,673,556

		138,554,360

		341,451,286

Health Care–8.4%
Biotechnology–1.5%
Actelion Ltd. (REG)(a)	338,100	39,600,283
Basilea Pharmaceutica(a)	14,830	1,477,435
CSL Ltd.	113,150	7,335,037
Grifols SA (ADR)	119,838	4,209,909
Medy-Tox, Inc.	7,590	1,607,437
Taiwan Liposome Co., Ltd.(a)	106,000	830,568

		55,060,669

Health Care Equipment & Supplies–0.1%
Ginko International Co., Ltd.	81,000	1,088,402
Sorin SpA(a)	496,250	1,212,694

		2,301,096

Health Care Providers & Services–0.4%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	488,700	1,197,070
Sonic Healthcare Ltd.	951,320	14,597,745

		15,794,815

Life Sciences Tools & Services–1.3%
Eurofins Scientific SE	194,454	50,311,509
Horizon Discovery Group PLC(a)	192,580	499,522

		50,811,031

Pharmaceuticals–5.1%
Almirall SA(a)	32,960	482,895
Astellas Pharma, Inc.	1,774,700	26,431,620
GlaxoSmithKline PLC	2,445,210	55,858,702
Kalbe Farma Tbk PT	4,965,000	691,312
Novartis AG	233,020	21,943,112

Novo Nordisk A/S–Class B	494,275	$23,533,313
Richter Gedeon Nyrt	44,050	687,904
Roche Holding AG	211,770	62,536,300

		192,165,158

		316,132,769

Materials–6.9%
Chemicals–5.1%
Arkema SA	207,160	13,881,662
Chr Hansen Holding A/S	387,100	14,943,352
Denki Kagaku Kogyo KK	3,002,000	9,841,425
Essentra PLC	3,235,558	41,698,150
Fuchs Petrolub SE (Preference Shares)	26,900	1,016,900
Givaudan SA(a)	9,250	14,744,485
Hyosung Corp.	16,320	1,168,609
IMCD Group NV(a)	132,657	3,808,468
JSR Corp.	1,592,200	27,786,828
Kansai Paint Co., Ltd.	99,000	1,480,167
Koninklijke DSM NV	386,143	23,809,001
Lanxess AG	16,790	926,835
Mitsubishi Gas Chemical Co., Inc.	2,588,000	16,500,400
Nippon Shokubai Co., Ltd.	338,000	3,768,502
Potash Corp. of Saskatchewan, Inc.	421,150	14,554,944
Teijin Ltd.	402,000	971,329

		190,901,057

Construction Materials–0.1%
Buzzi Unicem SpA	56,530	768,534
Cementos Pacasmayo SAA	305,660	547,956
Cemex Latam Holdings SA(a)	92,880	825,602
West China Cement Ltd.	6,778,000	635,547

		2,777,639

Containers & Packaging–0.0%
Smurfit Kappa Group PLC	50,520	1,104,226

Metals & Mining–1.2%
BlueScope Steel Ltd.(a)	193,246	914,957
Dowa Holdings Co., Ltd.	1,428,000	11,899,517
MMC Norilsk Nickel OJSC (ADR)	383,880	7,159,362
NV Bekaert SA	27,870	928,507
Rio Tinto PLC	475,260	23,287,666
Ternium SA (Sponsored ADR)	22,830	549,062
Western Areas Ltd.	242,960	916,573

		45,655,644

Paper & Forest Products–0.5%
Mondi PLC	993,250	16,198,467

		256,637,033

Information Technology–6.6%
Communications Equipment–0.0%
Pace PLC	176,520	848,767

4	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components–0.0%
Ju Teng International Holdings Ltd.	1,194,000	$687,078

Internet Software & Services–1.3%
Baidu, Inc. (Sponsored ADR)(a)	93,460	20,395,776
Telecity Group PLC	2,289,120	27,701,096

		48,096,872

IT Services–1.2%
Alten SA	29,020	1,243,903
Amadeus IT Holding SA–Class A	509,740	19,029,241
Computacenter PLC	94,883	969,063
DH Corp.	106,300	3,138,837
Fujitsu Ltd.	853,000	5,249,845
Itochu Techno-Solutions Corp.	34,400	1,445,894
Obic Co., Ltd.	391,400	14,007,214
Wirecard AG	23,430	861,677

		45,945,674

Semiconductors & Semiconductor Equipment–1.8%
Advanced Semiconductor Engineering, Inc.	9,170,000	10,711,055
ASM International NV	39,860	1,447,375
Hermes Microvision, Inc.	25,000	1,039,939
Kinsus Interconnect Technology Corp.	293,000	1,087,507
Novatek Microelectronics Corp.	2,746,000	13,552,018
Samsung Electronics Co., Ltd.	8,940	10,012,865
Sanken Electric Co., Ltd.	108,000	906,644
Sumco Corp.	1,423,000	17,255,614
Tokyo Electron Ltd.	165,600	10,793,018

		66,806,035

Software–1.2%
Capcom Co., Ltd.	51,800	813,035
Constellation Software, Inc./Canada	15,330	3,853,066
Dassault Systemes	169,470	10,886,540
Open Text Corp.	80,750	4,466,684
Oracle Corp. Japan	314,300	12,267,635
SAP SE	121,981	8,803,327
SDL PLC(a)	146,980	822,055
UBISOFT Entertainment(a)	92,170	1,511,505

		43,423,847

Technology Hardware, Storage & Peripherals–1.1%
Asustek Computer, Inc.	1,180,000	11,260,005
Casetek Holdings Ltd.	213,000	1,300,728
Catcher Technology Co., Ltd.	2,505,000	23,200,702
Samsung Electronics Co., Ltd. (GDR)(b)	4,200	1,782,638
Samsung Electronics Co., Ltd. (GDR) (London)(b)	10,190	5,686,964

		43,231,037

		249,039,310

Telecommunication Services–6.0%
Diversified Telecommunication Services–4.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	5,197,097	$8,971,353
Hellenic Telecommunications Organization SA(a)	70,820	929,852
Nippon Telegraph & Telephone Corp.	493,900	30,628,856
Orange SA	2,314,970	34,545,390
Singapore Telecommunications Ltd.	2,576,000	7,730,716
Swisscom AG	34,910	19,788,128
Telenor ASA	913,940	20,058,677
Telstra Corp., Ltd.	3,851,220	17,868,811
TELUS Corp.	167,180	5,708,258
Vivendi SA(a)	567,042	13,692,809
Ziggo NV(a)	252,780	11,837,996

		171,760,846

Wireless Telecommunication Services–1.4%
China Mobile Ltd.	1,161,500	13,577,301
StarHub Ltd.	1,056,000	3,408,332
Vodafone Group PLC	10,945,912	36,069,219

		53,054,852

		224,815,698

Energy–3.6%
Energy Equipment & Services–0.5%
Akastor ASA	981,470	3,951,853
Aker Solutions ASA(a)(b)	981,470	9,776,891
Deep Sea Supply PLC	330,400	450,159
Pason Systems, Inc.	138,750	3,878,979

		18,057,882

Oil, Gas & Consumable Fuels–3.1%
Africa Oil Corp.(a)	72,690	317,488
BG Group PLC	1,113,174	20,550,125
Gaztransport Et Technigaz SA	18,331	1,084,486
Gran Tierra Energy, Inc.(a)	81,360	449,679
JX Holdings, Inc.	7,870,900	36,290,824
KrisEnergy Ltd.(a)	919,000	565,510
Ophir Energy PLC(a)	119,750	445,146
Royal Dutch Shell PLC–Class B	174,995	6,918,248
Statoil ASA	313,310	8,530,108
Total SA	659,060	42,676,836

		117,828,450

		135,886,332

Utilities–1.7%
Electric Utilities–1.2%
EDP–Energias de Portugal SA	6,494,185	28,318,885
Elia System Operator SA/NV	106,733	5,126,113
Power Assets Holdings Ltd.	1,446,000	12,799,405

		46,244,403

Schedule of Investments—Tax-Managed International Portfolio	5

Company	Shares	U.S. $ Value

Gas Utilities–0.0%
ENN Energy Holdings Ltd.	124,000	$811,284

Independent Power Producers & Energy Traders–0.4%
APR Energy PLC	1,420,187	12,426,414
Electric Power Development Co., Ltd.	32,000	1,045,610
Huadian Fuxin Energy Corp., Ltd.–Class H	2,408,000	1,413,789

		14,885,813

Water Utilities–0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	110,400	892,130
Pennon Group PLC	78,390	1,001,823

		1,893,953

		63,835,453

Total Common Stocks (cost $3,296,104,608)		3,623,080,569

WARRANTS–1.8%
Financials–1.2%
Banks–0.0%
FBN Holdings PLC, Merrill Lynch Intl & Co., expiring 1/20/16(a)	7,593,190	622,778

Thrifts & Mortgage Finance–0.7%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,395,910	23,727,652

Consumer Finance–0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	356,450	5,382,870
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	2,081,596	6,924,648

		12,307,518

Real Estate Management & Development–0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	2,717,076	8,544,962

		45,202,910

Information Technology–0.2%
IT Services–0.2%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	95,710	4,232,105
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	105,358	4,656,594

		8,888,699

Health Care–0.2%
Pharmaceuticals–0.2%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 12/19/18(a)	37,890	$852,517
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	541,600	7,486,631

		8,339,148

Consumer Discretionary–0.2%
Automobiles–0.1%
Tata Motors Ltd., Merrill Lynch Intl & Co., expiring 8/31/18(a)	353,847	1,968,515

Textiles, Apparel & Luxury Goods–0.1%
Titan Co., Ltd., JPMorgan Structured Products, expiring 8/24/16(a)	472,390	3,113,159

Auto Components–0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, NA, expiring 11/05/18(a)	108,040	689,153

		5,770,827

Utilities–0.0%
Multi-Utilities–0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	15,820	825,542

		825,542

Industrials–0.0%
Transportation Infrastructure–0.0%
Adani Ports & Special Economic Zone Ltd., Merrill Lynch Intl & Co., expiring 11/07/18(a)	169,410	761,900

Total Warrants (cost $52,794,361)		69,789,026

RIGHTS–0.0%
Financials–0.0%
Real Estate Management & Development–0.0%
Country Garden Holdings Co., Ltd., expiring 10/08/14(a) (cost $0)	1,229,667	69,680

6	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.1%
Repurchase Agreements–0.1%
State Street Bank & Trust Co.	$2,912	$2,912,427
0.00%, dated 9/30/14 due 10/01/14 in the amount of $2,912,427 (collateralized by $2,725,000 U.S. Treasury Notes, 3.625% due 8/15/19, value $2,973,656) (cost $2,912,427)
Total Investments—98.4% (cost $3,351,811,396)		3,695,851,702

Other assets less liabilities—1.6%		59,269,454

Net Assets—100.0%		$3,755,121,156

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	97,813	JPY	10,003,291	10/15/14	$(6,596,593)
Barclays Bank PLC	USD	60,431	EUR	47,482	1/15/15	(412,590)
BNP Paribas SA	AUD	129,803	USD	120,191	10/15/14	6,646,420
BNP Paribas SA	USD	89,119	JPY	9,732,067	10/15/14	(376,034)
Brown Brothers Harriman & Co.	USD	12,619	HKD	97,810	10/15/14	(22,966)
Citibank, NA	JPY	4,267,413	USD	42,056	10/15/14	3,142,991
Citibank, NA	USD	176,185	SEK	1,203,081	10/15/14	(9,469,638)
Credit Suisse International	CAD	8,840	USD	8,079	10/15/14	187,945
Credit Suisse International	NOK	698,753	USD	108,877	10/15/14	166,912
Credit Suisse International	SEK	705,137	USD	97,254	10/15/14	(459,454)
Credit Suisse International	USD	108,974	GBP	67,157	10/15/14	(114,212)
Credit Suisse International	USD	193,805	JPY	20,309,575	10/15/14	(8,609,704)
Credit Suisse International	USD	49,690	NOK	309,503	10/15/14	(1,538,625)
Credit Suisse International	USD	56,854	NZD	65,526	10/15/14	(5,767,568)
Goldman Sachs Bank USA	BRL	101,073	USD	44,101	10/02/14	2,808,847
Goldman Sachs Bank USA	BRL	101,073	USD	41,237	10/02/14	(54,753)
Goldman Sachs Bank USA	USD	41,237	BRL	101,073	10/02/14	54,753
Goldman Sachs Bank USA	USD	44,961	BRL	101,073	10/02/14	(3,669,092)
Goldman Sachs Bank USA	JPY	42,541,267	USD	419,070	10/15/14	31,151,372
Goldman Sachs Bank USA	NZD	21,829	USD	18,091	10/15/14	1,072,667
Goldman Sachs Bank USA	USD	12,130	GBP	7,210	10/15/14	(443,002)
Goldman Sachs Bank USA	USD	41,953	JPY	4,255,096	10/15/14	(3,152,215)
HSBC Bank USA	CAD	86,870	USD	81,189	10/15/14	3,648,698
HSBC Bank USA	CHF	53,020	USD	59,453	10/15/14	3,911,447
HSBC Bank USA	HKD	1,321,170	USD	170,468	10/15/14	325,615
HSBC Bank USA	USD	12,415	HKD	96,213	10/15/14	(24,113)
HSBC Bank USA	USD	47,544	NZD	54,546	10/15/14	(5,018,206)
JPMorgan Chase Bank, NA	CHF	45,797	USD	50,374	10/15/14	2,399,055
Morgan Stanley & Co., Inc.	EUR	185,015	USD	243,191	10/15/14	9,488,479
Morgan Stanley & Co., Inc.	USD	65,961	CHF	60,579	10/15/14	(2,500,473)
Morgan Stanley & Co., Inc.	USD	120,189	EUR	89,986	10/15/14	(6,522,538)
Northern Trust Co.	USD	75,208	NOK	466,742	10/15/14	(2,593,490)
Royal Bank of Scotland PLC	NZD	98,243	USD	83,554	10/15/14	6,959,355
Royal Bank of Scotland PLC	USD	121,235	AUD	129,803	10/15/14	(7,690,215)

Schedule of Investments—Tax-Managed International Portfolio	7

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	GBP	44,313	USD	71,934	1/15/15	$164,842
Standard Chartered Bank	GBP	47,770	USD	78,547	10/15/14	1,113,407
Standard Chartered Bank	HKD	94,684	USD	12,217	10/15/14	23,809
Standard Chartered Bank	KRW	34,954,281	USD	33,603	10/15/14	535,267
Standard Chartered Bank	USD	349,028	EUR	256,333	10/15/14	(25,239,552)
Standard Chartered Bank	USD	25,168	KRW	25,802,220	10/15/14	(757,614)
UBS AG	GBP	55,265	USD	94,572	10/15/14	4,989,472
UBS AG	USD	75,293	EUR	55,369	10/15/14	(5,353,735)

						$(17,595,029)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $64,392,944 or 1.7% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS–96.4%
Financials–21.9%
Banks–7.4%
Aozora Bank Ltd.	1,625,000	$5,494,795
Banca Popolare dell’Emilia Romagna SC(a)	36,360	287,506
Banca Popolare di Milano Scarl(a)	352,340	282,251
Bank Hapoalim BM	962,660	5,427,912
Bank of Georgia Holdings PLC	13,320	529,064
Bank of Montreal	44,080	3,244,354
Bank of Queensland Ltd.	24,268	247,003
Chiba Bank Ltd. (The)	64,000	445,211
Danske Bank A/S	423,510	11,480,393
DGB Financial Group, Inc.	29,010	461,164
Hang Seng Bank Ltd.	482,600	7,750,434
KBC Groep NV(a)	150,650	7,997,413
Liberbank SA(a)	367,740	355,285
Lloyds Banking Group PLC(a)	4,927,992	6,130,754
Mitsubishi UFJ Financial Group, Inc.	1,661,100	9,361,484
Resona Holdings, Inc.	1,730,600	9,762,974
Seven Bank Ltd.	1,386,300	5,649,666
Societe Generale SA	293,789	14,985,554
SpareBank 1 SR Bank ASA	63,890	606,673
Toronto-Dominion Bank (The)	97,050	4,789,458
UniCredit SpA	2,267,270	17,811,417
Westpac Banking Corp.	53,500	1,501,930

		114,602,695

Capital Markets–2.8%
3i Group PLC	75,210	465,791
Daiwa Securities Group, Inc.	1,629,000	12,919,069
Deutsche Bank AG (REG)	255,580	8,924,215
GAM Holding AG(a)	22,000	378,978
UBS AG (REG)(a)	1,200,163	20,862,213

		43,550,266

Consumer Finance–0.1%
Aeon Thana Sinsap Thailand PCL	72,200	249,388
Aeon Thana Sinsap Thailand PCL (NVDR)	18,300	63,211
Credito Real SAB de CV	122,060	345,354
International Personal Finance PLC	46,110	363,716

		1,021,669

Diversified Financial Services–1.7%
Cerved Information Solutions SpA(a)	1,050,024	6,477,324
Chailease Holding Co., Ltd.	143,010	346,917
Challenger Ltd./Australia	55,130	343,069

IG Group Holdings PLC	492,669	$4,738,689
ORIX Corp.	987,700	13,635,637

		25,541,636

Insurance–6.2%
Admiral Group PLC	789,252	16,368,032
AIA Group Ltd.	3,128,200	16,143,834
Anadolu Hayat Emeklilik AS	131,235	264,892
BB Seguridade Participacoes SA	144,000	1,894,311
Direct Line Insurance Group PLC	1,035,780	4,929,680
Gjensidige Forsikring ASA	237,170	5,016,756
Lancashire Holdings Ltd.	651,040	6,754,775
Muenchener Rueckversicherungs AG	96,530	19,042,228
Prudential PLC	682,350	15,169,554
Suncorp Group Ltd.	262,406	3,225,330
Topdanmark A/S(a)	67,250	2,034,837
Tryg A/S	36,760	3,813,664

		94,657,893

Real Estate Investment Trusts (REITs)–0.1%
Allied Properties Real Estate Investment Trust	9,170	279,861
Concentradora Fibra Hotelera Mexicana SA de CV	177,270	309,122
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	248,190	259,860
Granite Real Estate Investment Trust (Toronto)	16,790	577,482
Vastned Retail NV	8,110	371,218

		1,797,543

Real Estate Management & Development–3.6%
Aeon Mall Co., Ltd.	11,900	227,328
Altus Group Ltd./Canada	17,600	309,114
Ayala Land, Inc.	2,179,200	1,698,050
CA Immobilien Anlagen AG(a)	19,700	392,268
CIFI Holdings Group Co., Ltd.	1,584,000	295,726
Corp. Inmobiliaria Vesta SAB de CV	102,980	221,594
Country Garden Holdings Co., Ltd.	7,092,000	2,674,936
Countrywide PLC	59,918	437,634
Daito Trust Construction Co., Ltd.	104,900	12,404,698
GAGFAH SA(a)	27,510	511,404
Global Logistic Properties Ltd.	8,647,833	18,355,953
Hang Lung Group Ltd.	291,800	1,438,256
Kaisa Group Holdings Ltd.	941,000	359,772
Lend Lease Group	954,630	11,986,159
Mitsubishi Estate Co., Ltd.	127,000	2,862,237
Nexity SA	8,360	308,674
Quintain Estates & Development PLC(a)	302,040	436,404
UOL Group Ltd.	89,797	464,804
Wing Tai Holdings Ltd.	198,000	273,687

		55,658,698

		336,830,400

Schedule of Investments—International Portfolio	9

Company	Shares	U.S. $ Value

Consumer Discretionary–18.9%
Auto Components–2.8%
Cie Generale des Etablissements Michelin–Class B	109,464	$10,310,498
Halla Visteon Climate Control Corp.	9,840	476,604
Linamar Corp.	9,380	484,097
Plastic Omnium SA	211,756	5,056,186
Sumitomo Electric Industries Ltd.	742,800	10,996,272
Sumitomo Rubber Industries Ltd.	29,200	415,372
Valeo SA	139,202	15,467,367

		43,206,396

Automobiles–2.2%
Great Wall Motor Co., Ltd.–Class H	778,000	3,015,095
Honda Motor Co., Ltd.	375,800	12,893,635
Toyota Motor Corp.	178,200	10,485,135
Volkswagen AG (Preference Shares)	37,920	7,830,784

		34,224,649

Distributors–0.2%
Inchcape PLC	328,610	3,417,266

Diversified Consumer Services–1.1%
Estacio Participacoes SA	742,800	7,720,083
G8 Education Ltd.	87,310	390,422
Kroton Educacional SA	1,339,600	8,417,137
TAL Education Group (ADR)(a)	21,900	765,186

		17,292,828

Hotels, Restaurants & Leisure–3.4%
Flight Centre Travel Group Ltd.	9,780	365,811
Galaxy Entertainment Group Ltd.	767,000	4,453,220
Jollibee Foods Corp.	108,460	473,693
Melco International Development Ltd.	2,366,000	5,496,366
Merlin Entertainments PLC(b)	1,015,031	5,767,715
NagaCorp Ltd.	300,000	215,427
Sands China Ltd.	1,330,400	6,940,435
Sodexo	117,530	11,496,951
Tatts Group Ltd.	1,997,975	5,500,753
Whitbread PLC	43,304	2,909,849
William Hill PLC	858,593	5,130,954
Yum! Brands, Inc.	40,500	2,915,190

		51,666,364

Household Durables–0.1%
Berkeley Group Holdings PLC	11,290	410,047
Rinnai Corp.	4,500	373,354
Techtronic Industries Co.	114,500	330,910

		1,114,311

Internet & Catalog Retail–0.4%
Just Eat PLC(a)	1,018,312	4,869,968
Qunar Cayman Islands Ltd. (ADR)(a)	14,713	406,815
Stabilus SA(a)	6,392	199,413

		5,476,196

Leisure Products–0.0%
Merida Industry Co., Ltd.	48,300	336,302

Media–2.5%
British Sky Broadcasting Group PLC	166,360	$2,372,816
Cineplex, Inc.	49,130	1,817,453
Havas SA	75,070	579,905
Liberty Global PLC–Series C(a)	260,540	10,686,048
Mediaset Espana Comunicacion SA(a)	32,280	400,612
Metropole Television SA	23,490	379,467
Naspers Ltd.–Class N	95,650	10,475,920
Reed Elsevier PLC	296,920	4,746,863
Thomson Reuters Corp.	174,730	6,365,448
TV Asahi Holdings Corp.	25,000	394,255

		38,218,787

Multiline Retail–1.7%
B&M European Value Retail SA(a)	2,704,550	12,057,325
Canadian Tire Corp., Ltd.–Class A	26,860	2,752,074
Debenhams PLC	484,240	456,595
Dollarama, Inc.	7,310	620,072
Harvey Norman Holdings Ltd.	179,980	571,439
Next PLC	40,000	4,281,400
Poundland Group PLC(a)	1,140,710	5,839,970

		26,578,875

Specialty Retail–1.7%
Fielmann AG	15,400	943,552
JUMBO SA(a)	36,675	463,795
L’Occitane International SA	123,250	282,586
Matas A/S	32,690	750,631
Mr. Price Group Ltd.	29,660	557,013
Shimamura Co., Ltd.	57,600	5,295,336
Sports Direct International PLC(a)	1,033,091	10,322,697
United Arrows Ltd.	5,600	207,056
WH Smith PLC	22,390	391,698
World Duty Free SpA(a)	34,640	394,819
Yamada Denki Co., Ltd.	2,017,300	5,888,160

		25,497,343

Textiles, Apparel & Luxury Goods–2.8%
Brunello Cucinelli SpA	13,940	289,163
Cie Financiere Richemont SA	217,607	17,787,439
Eclat Textile Co., Ltd.	73,336	665,848
Global Brands Group Holding Ltd.(a)	11,628,000	2,575,730
Hugo Boss AG	50,404	6,283,526
Li & Fung Ltd.	8,118,000	9,221,139
Nan Liu Enterprise Co., Ltd.	74,000	332,992
Samsonite International SA	2,009,900	6,458,207

		43,614,044

		290,643,361

Industrials–13.4%
Aerospace & Defense–2.7%
Airbus Group NV	343,807	21,611,854
FACC AG(a)	27,530	279,565
MTU Aero Engines AG	3,680	313,089

10	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Company	Shares	U.S. $ Value

Saab AB–Class B	22,930	$561,956
Safran SA	176,950	11,472,321
Senior PLC	132,030	572,242
Zodiac Aerospace	183,981	5,866,898

		40,677,925

Air Freight & Logistics–0.1%
Oesterreichische Post AG	31,890	1,529,381

Airlines–0.3%
Qantas Airways Ltd.(a)	4,075,480	4,950,656
Turk Hava Yollari(a)	103,840	295,233

		5,245,889

Building Products–0.1%
Kingspan Group PLC	40,540	645,171

Commercial Services & Supplies–2.0%
Babcock International Group PLC	904,149	15,954,397
Berendsen PLC	126,810	2,009,417
Edenred	410,282	10,109,768
Loomis AB–Class B	17,300	493,231
Regus PLC	518,013	1,419,600
Rentokil Initial PLC	298,170	567,620

		30,554,033

Construction & Engineering–0.1%
China State Construction International Holdings Ltd.	352,000	522,390
UGL Ltd.(a)	92,020	490,597

		1,012,987

Electrical Equipment–0.0%
TKH Group NV	15,630	502,618

Industrial Conglomerates–0.6%
Toshiba Corp.	1,971,000	9,149,745

Machinery–1.0%
Duerr AG	2,700	195,935
Fincantieri SpA(a)	191,463	159,122
IHI Corp.	105,000	544,146
JTEKT Corp.	609,400	10,214,457
Krones AG	5,510	477,869
KUKA AG	13,250	799,143
Melrose Industries PLC	94,076	376,552
Morgan Advanced Materials PLC	100,750	484,766
Nabtesco Corp.	21,800	522,234
Nachi-Fujikoshi Corp.	79,000	577,738
Pfeiffer Vacuum Technology AG	3,190	268,051
Vesuvius PLC	55,950	408,493

		15,028,506

Marine–0.5%
Nippon Yusen KK	2,918,000	7,693,575
Pacific Basin Shipping Ltd.	628,000	338,826

		8,032,401

Professional Services–4.4%
Applus Services SA(a)	386,040	5,092,857
Bureau Veritas SA	734,930	16,242,656

Capita PLC	1,321,542	$24,878,568
Intertek Group PLC	458,296	19,422,369
Teleperformance	30,860	1,908,639
Yumeshin Holdings Co., Ltd.	43,000	332,073

		67,877,162

Road & Rail–0.6%
Central Japan Railway Co.	51,300	6,919,790
ComfortDelGro Corp., Ltd.	753,000	1,414,459
Localiza Rent a Car SA	15,940	231,115
National Express Group PLC	99,095	380,706
Nippon Express Co., Ltd.	85,000	356,007

		9,302,077

Trading Companies & Distributors–1.0%
Barloworld Ltd.	40,010	327,672
Brenntag AG	114,420	5,600,194
Bunzl PLC	53,089	1,381,351
Mitsubishi Corp.	384,100	7,866,462
Ramirent Oyj	28,440	223,134
Rexel SA	20,890	390,116

		15,788,929

		205,346,824

Consumer Staples–9.3%
Beverages–1.7%
Anheuser-Busch InBev NV	41,670	4,621,115
Asahi Group Holdings Ltd.	129,900	3,757,508
Britvic PLC	326,919	3,528,799
Carlsberg A/S–Class B	62,980	5,593,418
Cott Corp.	74,050	508,455
Diageo PLC	104,090	3,002,177
Heineken NV	60,710	4,534,066

		25,545,538

Food & Staples Retailing–2.2%
Alimentation Couche-Tard, Inc.–Class B	199,428	6,376,639
Axfood AB	19,190	993,008
Clicks Group Ltd.	50,430	299,467
FamilyMart Co., Ltd.	12,100	461,781
Jean Coutu Group PJC, Inc. (The)–Class A	119,609	2,507,629
Koninklijke Ahold NV	739,725	11,965,541
Lenta Ltd. (GDR)(a)(b)	121,760	1,299,179
MARR SpA	26,800	415,312
Metro, Inc.	6,730	450,089
Olam International Ltd.	3,426,746	6,293,995
Sugi Holdings Co., Ltd.	37,900	1,591,536
Tsuruha Holdings, Inc.	37,300	2,074,727

		34,728,903

Food Products–0.6%
Calbee, Inc.	17,500	571,972
Cermaq ASA	15,160	228,294
Glanbia PLC	36,716	530,219

Schedule of Investments—International Portfolio	11

Company	Shares	U.S. $ Value

Mayora Indah Tbk PT	177,067	$443,019
Nestle SA	78,690	5,783,005
Salmar ASA	11,710	206,636
Unilever PLC	46,977	1,966,359

		9,729,504

Household Products–0.8%
Henkel AG & Co. KGaA	32,205	3,003,229
Pigeon Corp.	9,300	526,980
Reckitt Benckiser Group PLC	95,023	8,215,464

		11,745,673

Personal Products–0.3%
Cosmax, Inc.(a)	3,990	491,243
Kao Corp.	121,000	4,721,742

		5,212,985

Tobacco–3.7%
British American Tobacco PLC	433,654	24,436,649
Imperial Tobacco Group PLC	222,590	9,583,821
Japan Tobacco, Inc.	686,800	22,317,859

		56,338,329

		143,300,932

Health Care–8.5%
Biotechnology–1.5%
Actelion Ltd. (REG)(a)	138,100	16,175,093
Basilea Pharmaceutica(a)	6,110	608,707
CSL Ltd.	46,350	3,004,675
Grifols SA (ADR)	48,922	1,718,630
Medy-Tox, Inc.	3,300	698,886
Taiwan Liposome Co., Ltd.(a)	46,000	360,435

		22,566,426

Health Care Equipment & Supplies–0.1%
Ginko International Co., Ltd.	35,000	470,297
Sorin SpA(a)	203,720	497,834

		968,131

Health Care Providers & Services–0.4%
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	201,500	493,574
Sonic Healthcare Ltd.	390,680	5,994,878

		6,488,452

Life Sciences Tools & Services–1.4%
Eurofins Scientific SE	79,520	20,574,383
Horizon Discovery Group PLC(a)	83,728	217,177

		20,791,560

Pharmaceuticals–5.1%
Almirall SA(a)	13,540	198,374
Astellas Pharma, Inc.	726,400	10,818,689
GlaxoSmithKline PLC	998,749	22,815,555
Kalbe Farma Tbk PT	2,165,500	301,518
Novartis AG	95,240	8,968,595
Novo Nordisk A/S–Class B	202,017	9,618,389

Orion Oyj–Class B	6,020	$235,055
Richter Gedeon Nyrt	18,350	286,562
Roche Holding AG	86,490	25,540,750

		78,783,487

		129,598,056

Materials–6.7%
Chemicals–5.0%
Arkema SA	103,821	6,956,980
Chr Hansen Holding A/S	159,020	6,138,702
Denki Kagaku Kogyo KK	1,490,000	4,884,651
Essentra PLC	1,331,748	17,162,859
Fuchs Petrolub SE (Preference Shares)	11,690	441,917
Givaudan SA(a)	3,170	5,052,975
Hyosung Corp.	6,800	486,920
IMCD Group NV(a)	54,049	1,551,700
JSR Corp.	643,700	11,233,753
Kansai Paint Co., Ltd.	43,000	642,901
Koninklijke DSM NV	134,935	8,319,891
Lanxess AG	7,300	402,972
Mitsubishi Gas Chemical Co., Inc.	1,061,000	6,764,654
Potash Corp. of Saskatchewan, Inc.	172,530	5,962,637
Teijin Ltd.	168,000	405,929

		76,409,441

Construction Materials–0.1%
Buzzi Unicem SpA	23,310	316,903
Cementos Pacasmayo SAA	132,870	238,196
Cemex Latam Holdings SA(a)	40,370	358,845
West China Cement Ltd.	2,808,000	263,295

		1,177,239

Containers & Packaging–0.0%
Smurfit Kappa Group PLC	20,750	453,537

Metals & Mining–1.1%
BlueScope Steel Ltd.(a)	79,373	375,806
Dowa Holdings Co., Ltd.	406,139	3,384,354
MMC Norilsk Nickel OJSC (ADR)	157,180	2,931,407
NV Bekaert SA	11,450	381,464
Rio Tinto PLC	194,110	9,511,360
Ternium SA (Sponsored ADR)	9,420	226,551
Western Areas Ltd.	101,230	381,893

		17,192,835

Paper & Forest Products–0.5%
Mondi PLC	451,350	7,360,864

		102,593,916

Information Technology–6.4%
Communications Equipment–0.0%
Pace PLC	72,790	349,999

Electronic Equipment, Instruments & Components–0.0%
Ju Teng International Holdings Ltd.	498,000	286,570

12	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Company	Shares	U.S. $ Value

Internet Software & Services–1.3%
Baidu, Inc. (Sponsored ADR)(a)	38,250	$8,347,298
Telecity Group PLC	958,036	11,593,384

		19,940,682

IT Services–1.1%
Alten SA	12,610	540,510
Amadeus IT Holding SA–Class A	208,800	7,794,769
Computacenter PLC	41,245	421,245
DH Corp.	43,540	1,285,654
Itochu Techno-Solutions Corp.	14,900	626,274
Obic Co., Ltd.	162,500	5,815,463
Wirecard AG	10,190	374,754

		16,858,669

Semiconductors & Semiconductor Equipment–1.6%
Advanced Semiconductor Engineering, Inc.	3,738,000	4,366,186
ASM International NV	16,610	603,133
Hermes Microvision, Inc.	11,000	457,573
Kinsus Interconnect Technology Corp.	120,000	445,395
Novatek Microelectronics Corp.	1,131,000	5,581,694
Samsung Electronics Co., Ltd.	900	1,008,007
Sanken Electric Co., Ltd.	47,000	394,558
Sumco Corp.	581,800	7,055,036
Tokyo Electron Ltd.	67,600	4,405,846

		24,317,428

Software–1.2%
Capcom Co., Ltd.	21,600	339,026
Constellation Software, Inc./Canada	6,380	1,603,559
Dassault Systemes	69,380	4,456,884
Open Text Corp.	32,570	1,801,609
Oracle Corp. Japan	128,700	5,023,368
SAP SE	51,381	3,708,149
SDL PLC(a)	63,890	357,335
UBISOFT Entertainment(a)	38,400	629,726

		17,919,656

Technology Hardware, Storage & Peripherals–1.2%
Asustek Computer, Inc.	479,000	4,570,799
Casetek Holdings Ltd.	89,000	543,496
Catcher Technology Co., Ltd.	765,000	7,085,244
Samsung Electronics Co., Ltd. (GDR) (London)(b)	11,020	6,150,181

		18,349,720

		98,022,724

Telecommunication Services–6.0%
Diversified Telecommunication Services–4.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,164,925	3,737,145
Hellenic Telecommunications Organization SA(a)	29,080	381,814
Nippon Telegraph & Telephone Corp.	203,600	12,626,109
Orange SA	1,022,480	15,258,068

Singapore Telecommunications Ltd.	1,284,000	$3,853,354
Swisscom AG	12,820	7,266,795
Telenor ASA	402,700	8,838,249
Telstra Corp., Ltd.	1,585,650	7,357,066
TELUS Corp.	68,760	2,347,768
Vivendi SA(a)	231,755	5,596,370
Ziggo NV(a)	67,510	3,161,576

		70,424,314

Wireless Telecommunication Services–1.4%
China Mobile Ltd.	477,000	5,575,870
StarHub Ltd.	443,000	1,429,821
Vodafone Group PLC	4,470,449	14,731,125

		21,736,816

		92,161,130

Energy–3.6%
Energy Equipment & Services–0.4%
Akastor ASA	364,587	1,467,997
Aker Solutions ASA(a)(b)	364,587	3,631,825
Deep Sea Supply PLC	138,226	188,328
Pason Systems, Inc.	50,280	1,405,658

		6,693,808

Oil, Gas & Consumable Fuels–3.2%
Africa Oil Corp.(a)	31,600	138,019
BG Group PLC	455,796	8,414,376
Gaztransport Et Technigaz SA	7,964	471,160
Gran Tierra Energy, Inc.(a)	35,360	195,436
JX Holdings, Inc.	3,222,700	14,859,094
KrisEnergy Ltd.(a)	395,000	243,064
Ophir Energy PLC(a)	52,056	193,508
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	89,908	3,432,031
Statoil ASA	128,060	3,486,533
Total SA	267,480	17,320,426

		48,753,647

		55,447,455

Utilities–1.7%
Electric Utilities–1.2%
EDP–Energias de Portugal SA	2,628,289	11,461,055
Elia System Operator SA/NV	31,160	1,496,535
Power Assets Holdings Ltd.	678,500	6,005,807

		18,963,397

Gas Utilities–0.0%
ENN Energy Holdings Ltd.	54,000	353,301

Independent Power Producers & Energy Traders–0.4%
APR Energy PLC	602,804	5,274,441
Electric Power Development Co., Ltd.	13,100	428,047
Huadian Fuxin Energy Corp., Ltd.–Class H	1,046,000	614,129

		6,316,617

Schedule of Investments—International Portfolio	13

Company	Shares	U.S. $ Value

Water Utilities–0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	46,000	$371,721
Pennon Group PLC	32,210	411,643

		783,364

		26,416,679

Total Common Stocks (cost $1,372,357,395)		1,480,361,477

WARRANTS–1.9%
Financials–1.2%
Banks–0.0%
FBN Holdings PLC, Merrill Lynch Intl & Co., expiring 1/20/16(a)	3,300,660	270,713

Thrifts & Mortgage Finance–0.7%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	586,810	9,974,585

Consumer Finance–0.3%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	883,608	2,939,415
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	147,020	2,220,198

		5,159,613

Real Estate Management & Development–0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	1,095,601	3,445,568

		18,850,479

Information Technology–0.3%
IT Services–0.3%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	34,950	1,545,419
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	49,965	2,208,344

		3,753,763

Health Care–0.2%
Pharmaceuticals–0.2%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 12/19/18(a)	16,420	369,447
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	222,800	3,079,803

		3,449,250

Consumer Discretionary–0.2%
Automobiles–0.1%
Tata Motors Ltd., Merrill Lynch Intl & Co., expiring 8/31/18(a)	145,517	$809,537

Textiles, Apparel & Luxury Goods–0.1%
Titan Co., Ltd., JPMorgan Structured Products, expiring 8/24/16(a)	193,510	1,275,276

Auto Components–0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, NA, expiring 11/05/18(a)	46,960	299,543

		2,384,356

Utilities–0.0%
Multi-Utilities–0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	6,876	358,813

Industrials–0.0%
Transportation Infrastructure–0.0%
Adani Ports & Special Economic Zone Ltd., Merrill Lynch Intl & Co., expiring 11/07/18(a)	73,640	331,187

Total Warrants (cost $22,108,084)		29,127,848

RIGHTS–0.0%
Financials–0.0%
Real Estate Management & Development–0.0%
Country Garden Holdings Co., Ltd., expiring 10/08/14(a) (cost $0)	500,067	28,336

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.1%
Repurchase Agreements–0.1%
State Street Bank & Trust Co.	$1,714	1,713,667
0.00%, dated 9/30/14 due 10/01/14 in the amount of $1,713,667 (collateralized by $1,605,000 U.S. Treasury Notes, 3.625% due 8/15/19, value $1,751,456) (cost $1,713,667)
Total Investments—98.4% (cost $1,396,179,146)		1,511,231,328

Other assets less liabilities—1.6%		24,740,060

Net Assets—100.0%		$1,535,971,388

14	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	66,241	SEK	469,108	12/15/14	$(1,245,746)
Barclays Bank PLC	KRW	15,257,810	USD	14,640	12/15/14	267,470
Barclays Bank PLC	USD	93,655	EUR	72,844	12/15/14	(1,600,736)
Barclays Bank PLC	USD	3,773	SEK	26,039	12/15/14	(165,451)
BNP Paribas SA	USD	36,983	JPY	4,036,801	12/15/14	(152,112)
Credit Suisse International	CAD	5,269	USD	4,808	12/15/14	111,643
Credit Suisse International	NOK	304,375	USD	47,447	12/15/14	194,580
Credit Suisse International	SEK	292,282	USD	40,306	12/15/14	(189,502)
Credit Suisse International	USD	44,535	GBP	27,460	12/15/14	(47,329)
Credit Suisse International	USD	19,355	NOK	120,819	12/15/14	(598,223)
Goldman Sachs Bank USA	BRL	45,199	USD	19,722	10/02/14	1,256,093
Goldman Sachs Bank USA	USD	20,106	BRL	45,199	10/02/14	(1,640,787)
Goldman Sachs Bank USA	GBP	18,936	USD	30,538	12/15/14	(140,343)
Goldman Sachs Bank USA	JPY	5,015,103	USD	47,500	12/15/14	1,743,275
Goldman Sachs Bank USA	USD	28,959	NOK	183,556	12/15/14	(463,490)
HSBC Bank USA	USD	4,924	HKD	38,156	12/15/14	(10,492)
JPMorgan Chase Bank, NA	CHF	16,712	USD	18,392	12/15/14	874,260
Morgan Stanley & Co., Inc.	USD	3,512	CHF	3,223	12/15/14	(133,495)
Morgan Stanley & Co., Inc.	USD	45,197	EUR	33,830	12/15/14	(2,445,934)
Royal Bank of Scotland PLC	GBP	18,100	USD	29,391	12/15/14	66,944
Standard Chartered Bank	GBP	18,233	USD	29,964	12/15/14	424,256
Standard Chartered Bank	HKD	586,898	USD	75,737	12/15/14	163,899
Standard Chartered Bank	USD	5,034	HKD	39,017	12/15/14	(10,306)
Standard Chartered Bank	USD	10,580	KRW	10,874,966	12/15/14	(335,953)
UBS AG	CAD	36,075	USD	32,845	12/15/14	690,536

						$(3,386,943)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $29,402,496 or 1.9% of net assets.

Currency Abbreviations:

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

Schedule of Investments—International Portfolio	15

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS–98.1%
Financials–30.9%
Banks–18.9%
Abu Dhabi Commercial Bank PJSC	1,964,200	$4,529,540
Axis Bank Ltd.	1,044,880	6,406,996
Banco Bradesco SA (Preference Shares)	516,700	7,354,439
Banco do Brasil SA	1,303,000	13,467,838
Banco Macro SA (ADR)	34,580	1,369,714
Bangkok Bank PCL (NVDR)	1,130,600	7,103,345
Bank Mandiri Persero Tbk PT	13,452,000	11,124,871
Bank Muscat SAOG	621,700	1,259,611
Bank of Baroda	472,052	6,845,499
China Construction Bank Corp.–Class H	31,816,400	22,291,459
China Merchants Bank Co., Ltd.–Class H	2,375,000	4,054,611
Credicorp Ltd.	68,350	10,484,207
DGB Financial Group, Inc.	565,580	8,990,860
First Gulf Bank PJSC	1,430,037	7,294,894
Grupo Financiero Banorte SAB de CV–Class O	2,726,269	17,459,246
HDFC Bank Ltd.	916,590	12,876,009
ICICI Bank Ltd.	126,230	2,924,042
ICICI Bank Ltd. (Sponsored ADR)	72,860	3,577,426
Industrial & Commercial Bank of China Ltd.–Class H	36,777,000	22,938,374
Itausa–Investimentos Itau SA (Preference Shares)	1,812,100	6,862,697
Kasikornbank PCL (NVDR)	1,784,000	12,903,257
KB Financial Group, Inc.	584,027	21,291,228
Komercni Banka AS	58,289	13,864,374
Punjab National Bank	297,271	4,226,492
Shinhan Financial Group Co., Ltd.	136,210	6,270,645
State Bank of India	95,630	3,770,467
Union Bank of India	1,297,824	3,933,710

		245,475,851

Capital Markets–0.1%
China Cinda Asset Management Co., Ltd.–Class H(a)	1,534,931	674,772

Consumer Finance–1.1%
Muthoot Finance Ltd.	1,843,751	6,124,308
Shriram Transport Finance Co., Ltd.	561,191	8,488,068

		14,612,376

Diversified Financial Services–0.5%
Cielo SA	198,200	3,238,893
Power Finance Corp. Ltd.	758,220	2,862,232

		6,101,125

Insurance–2.2%
AIA Group Ltd.	2,815,400	$14,529,554
BB Seguridade Participacoes SA	1,125,500	14,805,883

		29,335,437

Real Estate Management & Development–6.6%
Ayala Land, Inc.	11,915,300	9,284,497
BR Malls Participacoes SA	436,358	3,445,940
China Overseas Land & Investment Ltd.	2,486,000	6,373,544
China Vanke Co., Ltd.–Class H(a)	1,819,700	3,180,756
CIFI Holdings Group Co., Ltd.	13,848,000	2,585,364
Country Garden Holdings Co., Ltd.	12,925,000	4,875,006
Emaar Properties PJSC	3,225,321	10,142,381
Global Logistic Properties Ltd.	8,546,000	18,139,801
Greentown China Holdings Ltd.	367,000	343,649
Hang Lung Properties Ltd.	1,103,000	3,128,067
Huaku Development Co., Ltd.	627,000	1,194,544
Kaisa Group Holdings Ltd.	1,741,000	665,636
KWG Property Holding Ltd.	12,647,800	8,892,808
Pruksa Real Estate PCL	4,115,700	4,347,347
Shimao Property Holdings Ltd.	1,863,000	3,758,523
Sunac China Holdings Ltd.	4,428,000	3,352,769
Supalai PCL	2,651,400	2,126,026

		85,836,658

Thrifts & Mortgage Finance–1.5%
Housing Development Finance Corp.	1,165,525	19,831,902

		401,868,121

Information Technology–19.3%
Communications Equipment–0.8%
BYD Electronic International Co., Ltd.	8,929,500	10,337,842

Electronic Equipment, Instruments & Components–1.5%
Innolux Corp.	4,460,751	1,925,119
Ju Teng International Holdings Ltd.	4,620,000	2,658,545
LG Display Co., Ltd.(a)	222,180	7,100,028
Unimicron Technology Corp.	3,493,000	2,599,655
Yageo Corp.(b)(c)	2,753,109	4,508,992

		18,792,339

Internet Software & Services–2.8%
Alibaba Group Holding Ltd. (ADR)(a)	37,880	3,365,638
Baidu, Inc. (Sponsored ADR)(a)	94,286	20,576,034
Just Dial Ltd.	141,055	3,720,822
Tencent Holdings Ltd.	609,900	9,060,478

		36,722,972

IT Services–2.2%
HCL Technologies Ltd.	605,809	16,818,545
QIWI PLC (Sponsored ADR)	40,223	1,270,645
Tata Consultancy Services Ltd.	241,310	10,681,615

		28,770,805

16	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment–8.8%
Advanced Semiconductor Engineering, Inc.	11,319,794	$13,222,130
Advanced Semiconductor Engineering, Inc. (ADR)	1,130,920	6,683,737
King Yuan Electronics Co., Ltd.	5,434,000	4,623,900
Kinsus Interconnect Technology Corp.	2,442,000	9,063,796
Novatek Microelectronics Corp.	635,000	3,133,842
Samsung Electronics Co., Ltd.	21,131	23,666,875
Samsung Electronics Co., Ltd. (Preference Shares)	1,026	872,858
SK Hynix, Inc.(a)	475,640	21,052,327
Taiwan Semiconductor Manufacturing Co., Ltd.	8,044,120	32,024,660

		114,344,125

Technology Hardware, Storage & Peripherals–3.2%
Asustek Computer, Inc.	946,000	9,027,089
Casetek Holdings Ltd.	1,177,000	7,187,589
Catcher Technology Co., Ltd.	1,443,000	13,364,715
Inventec Corp.	8,453,000	5,497,713
Lite-On Technology Corp.	4,226,539	6,079,132

		41,156,238

		250,124,321

Consumer Discretionary–16.5%
Automobiles–2.5%
Great Wall Motor Co., Ltd.–Class H	810,000	3,139,109
Hyundai Motor Co.	39,130	7,050,177
Kia Motors Corp.	127,030	6,451,730
Tata Motors Ltd.	640,630	5,209,026
Tata Motors Ltd.–Class A	1,861,100	10,345,379

		32,195,421

Diversified Consumer Services–2.4%
Estacio Participacoes SA	1,021,500	10,616,673
Kroton Educacional SA	2,192,000	13,773,041
New Oriental Education & Technology Group, Inc. (ADR)(a)	233,320	5,413,024
TAL Education Group (ADR)(a)	48,410	1,691,445

		31,494,183

Hotels, Restaurants & Leisure–3.6%
Ajisen China Holdings Ltd.	6,397,000	5,076,152
Galaxy Entertainment Group Ltd.	922,000	5,353,154
Melco International Development Ltd.	4,228,000	9,821,908
NagaCorp Ltd.	2,456,000	1,763,627
Sands China Ltd.	1,066,800	5,565,286
Yum! Brands, Inc.	258,470	18,604,671

		46,184,798

Household Durables–1.0%
Even Construtora e Incorporadora SA	1,486,700	3,310,189

Rossi Residencial SA(a)	2,161,595	$953,742
Skyworth Digital Holdings Ltd.	11,016,000	5,713,940
Steinhoff International Holdings Ltd.	621,735	2,977,645

		12,955,516

Internet & Catalog Retail–0.9%
JD.com, Inc. (ADR)(a)	172,326	4,449,457
Vipshop Holdings Ltd. (ADR)(a)	41,560	7,855,256

		12,304,713

Media–2.4%
Naspers Ltd.–Class N	264,610	28,981,007
Surya Citra Media Tbk PT	6,626,000	2,084,562

		31,065,569

Multiline Retail–0.5%
Matahari Department Store Tbk PT	4,803,000	6,397,979

Specialty Retail–0.6%
Chow Tai Fook Jewellery Group Ltd.	4,359,771	5,668,501
Mr. Price Group Ltd.	123,110	2,311,999

		7,980,500

Textiles, Apparel & Luxury Goods–2.6%
Cie Financiere Richemont SA (Johannesburg)	1,847,343	15,074,378
Eclat Textile Co., Ltd.	892,440	8,102,830
Titan Co., Ltd.	849,144	5,605,702
Yue Yuen Industrial Holdings Ltd.	1,788,000	5,435,871

		34,218,781

		214,797,460

Energy–6.7%
Oil, Gas & Consumable Fuels–6.7%
China Petroleum & Chemical Corp.–Class H	18,283,100	15,991,172
Gazprom OAO (Sponsored ADR)	2,547,612	17,782,332
KazMunaiGas Exploration Production JSC (GDR)(d)	220,704	3,862,320
LUKOIL OAO (London) (Sponsored ADR)	421,000	21,428,900
NovaTek OAO (Sponsored GDR)(d)	33,710	3,512,066
Petroleo Brasileiro SA (Sponsored ADR)	1,180,149	17,572,418
Petronet LNG Ltd.	2,050,208	6,260,630

		86,409,838

Consumer Staples–6.4%
Food & Staples Retailing–4.2%
7-Eleven Malaysia Holdings Bhd(a)	4,680,109	2,553,695
Bizim Toptan Satis Magazalari AS	109,634	893,536
Lenta Ltd. (GDR)(a)(d)	188,740	2,013,856
Lenta Ltd. (GDR)(a)(d)	1,041,234	12,182,438
Magnit OJSC (Sponsored GDR)(d)	270,760	15,604,613
Olam International Ltd.	3,731,181	6,853,159

Schedule of Investments—Emerging Markets Portfolio	17

Company	Shares	U.S. $ Value

Wal-Mart de Mexico SAB de CV	2,959,240	$7,447,400
X5 Retail Group NV (GDR)(a)(d)	361,950	6,677,977

		54,226,674

Food Products–0.9%
Gruma SAB de CV–Class B(a)	262,075	2,806,030
JBS SA	942,500	3,523,185
MHP SA (GDR)(d)	178,090	2,119,271
WH Group Ltd.(a)(d)	4,003,500	3,289,481

		11,737,967

Tobacco–1.3%
British American Tobacco PLC	306,610	17,277,647

		83,242,288

Industrials–4.8%
Airlines–0.4%
Air Arabia PJSC	4,170,300	1,553,417
Turk Hava Yollari(a)	1,510,867	4,295,623

		5,849,040

Commercial Services & Supplies–1.0%
Edenred	512,897	12,638,306

Construction & Engineering–0.6%
IRB Infrastructure Developers Ltd.	1,137,850	4,237,291
Larsen & Toubro Ltd.	179,490	4,215,326

		8,452,617

Electrical Equipment–0.4%
Amara Raja Batteries Ltd.	603,264	5,818,902

Industrial Conglomerates–1.6%
Alliance Global Group, Inc.	15,849,300	9,162,508
Bidvest Group Ltd. (The)	256,978	6,502,482
SM Investments Corp.	264,037	4,721,624

		20,386,614

Professional Services–0.4%
51job, Inc. (ADR)(a)	158,496	4,743,785

Road & Rail–0.4%
Globaltrans Investment PLC (Sponsored GDR)(d)	358,272	3,009,485
Localiza Rent a Car SA	124,762	1,808,928

		4,818,413

Transportation Infrastructure–0.0%
Jiangsu Expressway Co., Ltd.–Class H	56,000	58,836

		62,766,513

Telecommunication Services–4.2%
Diversified Telecommunication Services–0.4%
Telekomunikasi Indonesia Persero Tbk PT	23,082,500	5,529,459

Wireless Telecommunication Services–3.8%
China Mobile Ltd.	1,914,500	22,379,460

SK Telecom Co., Ltd.	28,460	$7,829,135
Tower Bersama Infrastructure Tbk PT	15,623,500	10,273,757
Turkcell Iletisim Hizmetleri AS(a)	1,677,910	8,771,381

		49,253,733

		54,783,192

Materials–3.6%
Chemicals–1.1%
Hyosung Corp.	99,830	7,148,424
UPL Ltd.	1,191,620	6,535,586

		13,684,010

Construction Materials–0.6%
Cemex Latam Holdings SA(a)	170,600	1,516,448
Grasim Industries Ltd.	13,134	750,485
Grasim Industries Ltd. (GDR)(d)	65,566	3,762,274
West China Cement Ltd.	13,990,400	1,311,826

		7,341,033

Metals & Mining–1.0%
KGHM Polska Miedz SA	37,840	1,441,319
MMC Norilsk Nickel OJSC (ADR)	151,260	2,820,999
Real Gold Mining Ltd.(a)(b)(c)	1,788,000	23
Tata Steel Ltd.	739,750	5,461,471
Ternium SA (Sponsored ADR)	151,490	3,643,334

		13,367,146

Paper & Forest Products–0.9%
China Forestry Holdings Co., Ltd.(a)(b)(c)	6,430,000	83
Nine Dragons Paper Holdings Ltd.	5,364,000	3,848,098
Sappi Ltd.(a)	2,125,644	8,338,013

		12,186,194

		46,578,383

Health Care–3.0%
Health Care Providers & Services–0.6%
Bangkok Dusit Medical Services PCL–Class F	459,000	261,881
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	3,119,700	7,641,705

		7,903,586

Pharmaceuticals–2.4%
Lupin Ltd.	209,917	4,729,358
Richter Gedeon Nyrt	411,440	6,425,227
Sun Pharmaceutical Industries Ltd.	1,410,875	19,497,793

		30,652,378

		38,555,964

18	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Company	Shares	U.S. $ Value

Utilities–2.7%
Electric Utilities–0.3%
Light SA	463,700	$3,917,604

Independent Power and Renewable Electricity Producers–0.3%
Huadian Power International Corp. Ltd.–Class H	4,704,000	3,279,248

Independent Power Producers & Energy Traders–1.1%
APR Energy PLC	487,664	4,266,984
China Resources Power Holdings Co., Ltd.	1,788,000	4,817,510
NTPC Ltd.	2,566,850	5,763,829

		14,848,323

Water Utilities–1.0%
Cia de Saneamento Basico do Estado de Sao Paulo	861,200	6,959,263
Cia de Saneamento de Minas Gerais-COPASA	522,600	6,618,568

		13,577,831

		35,623,006

Total Common Stocks (cost $1,217,181,444)		1,274,749,086

WARRANTS–1.2%
Financials–0.8%
Banks–0.5%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG, expiring 5/26/17(a)	348,648	6,722,079

Real Estate Management & Development–0.3%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	1,213,850	3,817,450

		10,539,529

Industrials–0.4%
Industrial Conglomerates–0.4%
John Keells Holdings PLC, Deutsche Bank AG, expiring 7/05/19(a)	2,360,440	4,620,852

Total Warrants (cost $11,294,338)		15,160,381

RIGHTS–0.0%
Financials–0.0%
Real Estate Management & Development–0.0%
Country Garden Holdings Co., Ltd., expiring 10/08/14(a) (cost $0)	967,133	54,803

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–0.0%
Financial Institutions–0.0%
Banking–0.0%
Bank Muscat SAOG 4.50%, 3/20/17 (cost $0)	OMR	92	$256

Total Investments—99.3% (cost $1,228,475,782)			1,289,964,526

Other assets less liabilities—0.7%			8,618,469

Net Assets—100.0%			$1,298,582,995

(a)	Non-income producing security.
(b)	Fair valued by the Adviser.
(c)	Illiquid security.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $56,033,781 or 4.3% of net assets.

Currency Abbreviations:

OMR—Oman Rial

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	19

SCB–ST–1946–0914

Sanford C. Bernstein Fund, Inc.

September 30, 2014

Schedule of Investments To the Annual Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Intermediate Duration Portfolio, Short Duration Plus Portfolio, and U.S. Government Short Duration Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the Intermediate Duration Class, the U.S. Government Short Duration Class and the Short Duration Plus Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2014

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2014

Principal Amount (000)			U.S. $ Value

GOVERNMENTS-TREASURIES–23.8%
United States–23.8%
U.S. Treasury Bonds
3.125%, 8/15/44	U.S.$	19,770	$19,454,906
3.375%, 5/15/44		35,053	36,192,429
3.625%, 8/15/43–2/15/44		20,148	21,776,160
3.75%, 11/15/43		10,205	11,279,709
4.50%, 2/15/36		23,360	28,831,356
4.625%, 2/15/40		90,608	114,761,030
4.75%, 2/15/37		5	6,387
5.375%, 2/15/31		30,313	40,122,105
8.125%, 8/15/19–8/15/21		986	1,339,149
U.S. Treasury Notes
0.875%, 11/30/16		59,635	59,853,980
1.00%, 8/31/16		27,705	27,930,103
1.625%, 6/30/19		75,407	75,005,941
1.75%, 9/30/19–5/15/23		88,535	85,539,861
2.00%, 11/15/21		9,093	8,951,631
2.125%, 8/15/21		630	626,850
2.375%, 8/15/24		82,807	81,849,289
2.50%, 8/15/23–5/15/24		198,056	198,643,541
2.75%, 11/15/23–2/15/24		102,550	104,993,872

Total Governments–Treasuries (cost $895,248,423)			917,158,299

CORPORATES-INVESTMENT GRADE–20.5%
Industrial–11.7%
Basic–1.3%
Basell Finance Co. BV 8.10%, 3/15/27(a)		3,560	4,735,815
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		5,011	4,929,480
Dow Chemical Co. (The) 4.375%, 11/15/42		2,674	2,497,880
7.375%, 11/01/29		700	922,410
8.55%, 5/15/19		3,226	4,054,546
Glencore Funding LLC 4.125%, 5/30/23(a)		2,622	2,595,012
International Paper Co. 3.65%, 6/15/24		1,794	1,740,639
4.75%, 2/15/22		3,860	4,159,675
LyondellBasell Industries NV 5.75%, 4/15/24		6,074	7,051,841
Minsur SA 6.25%, 2/07/24(a)		7,730	8,452,311
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		4,581	4,321,375
Principal Amount (000)			U.S. $ Value

Vale SA 5.625%, 9/11/42	U.S.$	3,315	$3,243,459

			48,704,443

Capital Goods–0.9%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		4,673	4,521,127
Owens Corning 6.50%, 12/01/16(b)		8,371	9,221,887
Republic Services, Inc. 3.80%, 5/15/18		8	8,499
5.25%, 11/15/21		4,903	5,555,423
5.50%, 9/15/19		6,718	7,645,655
United Technologies Corp. 4.875%, 5/01/15		5	5,131
Yamana Gold, Inc. 4.95%, 7/15/24(a)		7,731	7,695,955

			34,653,677

Communications-Media–1.5%
21st Century Fox America, Inc. 6.15%, 2/15/41		5,925	7,029,924
6.55%, 3/15/33		3,525	4,361,349
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 1.75%, 1/15/18		15	14,928
3.80%, 3/15/22		3,001	3,050,126
4.45%, 4/01/24		4,224	4,399,106
4.60%, 2/15/21		3,225	3,504,820
5.20%, 3/15/20		1,156	1,294,647
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)		3,075	3,245,662
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(d)		5,187	5,394,480
Omnicom Group, Inc. 3.625%, 5/01/22		3,557	3,609,334
Time Warner Cable, Inc.
4.00%, 9/01/21		12	12,627
4.125%, 2/15/21		9,385	9,932,314
8.75%, 2/14/19		10	12,588
Time Warner, Inc. 4.70%, 1/15/21		5,650	6,183,287
Viacom, Inc.
5.25%, 4/01/44		3,368	3,480,848
5.625%, 9/15/19		2,220	2,526,089

			58,052,129

Communications-Telecommunications–1.7%
America Movil SAB de CV 3.125%, 7/16/22		7,159	6,951,962
American Tower Corp. 5.05%, 9/01/20		10,745	11,652,190
AT&T, Inc.
1.40%, 12/01/17		16	15,910
5.35%, 9/01/40		2,103	2,230,013
5.80%, 2/15/19		50	57,297

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)			U.S. $ Value

Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		U.S.$	10,746	$11,111,138
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	1,130	1,047,254
Telefonica Emisiones SAU 5.462%, 2/16/21		U.S.$	4,705	5,239,751
Verizon Communications, Inc.
5.15%, 9/15/23			8,226	9,109,217
6.55%, 9/15/43			12,928	16,152,140

				63,566,872

Consumer Cyclical-Automotive–0.7%
Ford Motor Credit Co. LLC
5.00%, 5/15/18			11,532	12,594,627
5.875%, 8/02/21			4,933	5,672,082
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)			9,394	9,493,539

				27,760,248

Consumer Cyclical-Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19			25	27,972

Consumer Cyclical-Retailers–0.0%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22			36	37,501

Consumer Non-Cyclical–1.0%
Actavis Funding SCS 3.85%, 6/15/24(a)			2,531	2,453,483
Bunge Ltd. Finance Corp.
5.10%, 7/15/15			5,363	5,544,312
8.50%, 6/15/19			5	6,209
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)			6,479	6,394,449
Kroger Co. (The) 3.40%, 4/15/22			8,097	8,119,081
Reynolds American, Inc. 3.25%, 11/01/22			5,431	5,240,285
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24			3,518	3,642,397
Tyson Foods, Inc. 2.65%, 8/15/19			1,788	1,791,345
3.95%, 8/15/24			5,908	5,918,339

				39,109,900

Energy–3.2%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43(e)			3,212	2,977,354
Encana Corp. 3.90%, 11/15/21			3,815	3,937,545

Energy Transfer Partners LP 6.70%, 7/01/18	U.S.$		3,915	$4,506,971
7.50%, 7/01/38			7,035	8,959,790
Enterprise Products Operating LLC 3.35%, 3/15/23			5	4,921
5.20%, 9/01/20			2,133	2,395,112
Hess Corp. 7.875%, 10/01/29			765	1,038,497
Kinder Morgan Energy Partners LP 3.95%, 9/01/22			12,863	12,769,602
4.15%, 3/01/22			3,287	3,320,823
Nabors Industries, Inc. 5.10%, 9/15/23			5,655	6,126,644
National Oilwell Varco, Inc. 2.60%, 12/01/22			14	13,373
Noble Energy, Inc. 8.25%, 3/01/19			10,609	13,117,477
Noble Holding International Ltd. 3.95%, 3/15/22(e)			2,750	2,678,404
4.90%, 8/01/20			975	1,031,700
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)			6,968	7,616,861
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44			3,870	3,948,573
TransCanada PipeLines Ltd. 6.35%, 5/15/67			12,800	13,216,000
Transocean, Inc. 6.375%, 12/15/21			21	22,338
6.50%, 11/15/20			8,310	8,829,965
Valero Energy Corp. 6.125%, 2/01/20			6,995	8,111,990
Weatherford International Ltd./Bermuda 9.625%, 3/01/19			6,870	8,819,809
Williams Partners LP 3.35%, 8/15/22			13	12,711
5.25%, 3/15/20			10,223	11,351,946

				124,808,406

Technology–0.5%
Baidu, Inc. 2.25%, 11/28/17			765	769,627
Hewlett-Packard Co. 4.65%, 12/09/21			2,366	2,562,745
Motorola Solutions, Inc. 7.50%, 5/15/25			985	1,240,490
Seagate HDD Cayman 4.75%, 1/01/25(a)			3,629	3,610,855
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22			591	616,786

2	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

	Principal Amount (000)		U.S. $ Value

Tencent Holdings Ltd. 3.375%, 5/02/19(a)	U.S.$	6,326	$6,394,384
Total System Services, Inc. 2.375%, 6/01/18		2,940	2,919,335
3.75%, 6/01/23		3,042	2,979,554

			21,093,776

Transportation-Airlines–0.3%
Southwest Airlines Co. 5.25%, 10/01/14		6,475	6,475,000
5.75%, 12/15/16		4,235	4,628,775

			11,103,775

Transportation-Services–0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		6,813	6,938,577
5.00%, 4/07/18(a)		6,572	7,080,147
Ryder System, Inc. 5.85%, 11/01/16		3,664	4,004,639
7.20%, 9/01/15		3,547	3,758,944

			21,782,307

			450,701,006

Financial Institutions–7.6%
Banking–4.4%
American Express Co. 2.65%, 12/02/22		17	16,389
Bank of America Corp. 3.30%, 1/11/23		2,739	2,671,404
4.20%, 8/26/24		5,070	5,026,160
5.625%, 7/01/20		2,100	2,371,303
Series 1
3.75%, 7/12/16		25	26,097
Series B
5.30%, 9/30/15		30	31,345
Series L
5.65%, 5/01/18		5,700	6,340,099
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	3,510	5,554,384
Bear Stearns Cos., LLC (The) 5.30%, 10/30/15	U.S.$	5	5,245
BPCE SA 5.70%, 10/22/23(a)		7,627	8,112,916
Compass Bank 5.50%, 4/01/20		14,784	16,080,039
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		1,581	1,587,730
Countrywide Financial Corp. 6.25%, 5/15/16		5,826	6,279,665
Credit Suisse AG 6.50%, 8/08/23(a)		8,241	8,963,211

Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16	U.S.$	12	$12,401
3.85%, 7/08/24		17,990	17,883,805
5.25%, 7/27/21		6	6,652
5.625%, 1/15/17		10	10,860
Series D
6.00%, 6/15/20		12,435	14,285,701
JPMorgan Chase & Co. 6.125%, 6/27/17		50	55,735
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		2,532	2,728,602
Macquarie Group Ltd. 4.875%, 8/10/17(a)		6,132	6,612,129
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		9,248	9,617,245
Morgan Stanley 3.75%, 2/25/23		8	7,990
5.625%, 9/23/19		3,033	3,414,172
7.25%, 4/01/32		15	19,906
Series G
5.50%, 7/24/20		3,953	4,447,319
Murray Street Investment Trust I 4.647%, 3/09/17		1,107	1,184,889
National Capital Trust II Delaware 5.486%, 3/23/15(a)(d)		3,116	3,149,030
Nationwide Building Society 6.25%, 2/25/20(a)		13,470	15,724,097
Nordea Bank AB 6.125%, 9/23/24(a)(d)		498	488,040
PNC Funding Corp. 5.125%, 2/08/20		5	5,638
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(d)		3,880	4,074,000
Standard Chartered PLC 4.00%, 7/12/22(a)		6,689	6,866,861
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)(e)		2,425	2,440,115
UBS AG/Stamford CT 7.625%, 8/17/22		5,982	6,949,624
Wells Fargo Bank NA 6.18%, 2/15/36		4,549	5,623,642

			168,674,440

Finance–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		4,965	5,754,296
General Electric Capital Corp. Series G 5.625%, 5/01/18		20	22,611
HSBC Finance Corp. 6.676%, 1/15/21		110	128,951

			5,905,858

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value

Insurance–1.9%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	U.S.$	3,185	$3,530,611
American International Group, Inc. 4.875%, 6/01/22		6,703	7,372,791
6.40%, 12/15/20		5,975	7,108,559
Coventry Health Care, Inc. 5.95%, 3/15/17		2,515	2,784,560
6.125%, 1/15/15		965	979,746
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		4,804	6,572,396
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15		2,705	2,752,881
5.125%, 4/15/22		3,400	3,792,173
5.50%, 3/30/20		6,904	7,795,058
6.10%, 10/01/41		5	6,239
Humana, Inc. 6.45%, 6/01/16		1,111	1,209,381
Lincoln National Corp. 8.75%, 7/01/19		3,071	3,912,009
MetLife Capital Trust IV 7.875%, 12/15/37(a)		5,200	6,656,000
MetLife, Inc. 4.75%, 2/08/21		1,570	1,734,561
7.717%, 2/15/19		2,169	2,652,483
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,673	4,115,199
Prudential Financial, Inc. 4.50%, 11/15/20		8	8,667
5.625%, 6/15/43		8,035	8,374,077
XLIT Ltd. 6.25%, 5/15/27		5	5,937

			71,363,328

Other Finance–0.3%
ORIX Corp. 4.71%, 4/27/15		9,573	9,814,450

REITS–0.9%
HCP, Inc. 5.375%, 2/01/21		12,835	14,322,397
Health Care REIT, Inc. 5.25%, 1/15/22		12,820	14,183,150
Trust F/1401 5.25%, 12/15/24(a)		5,937	6,174,480

			34,680,027

			290,438,103

Utility–0.8%
Electric–0.5%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36	U.S.$	6,760	$8,365,791
CMS Energy Corp. 5.05%, 3/15/22		1,476	1,649,275
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,362	2,615,110
Duke Energy Carolinas LLC 3.90%, 6/15/21		4	4,293
TECO Finance, Inc. 4.00%, 3/15/16		2,925	3,056,236
5.15%, 3/15/20		3,625	4,037,655

			19,728,360

Natural Gas–0.3%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		12,130	12,516,947

			32,245,307

Non Corporate Sectors–0.4%
ABS-Other–0.1%
Rio Oil Finance Trust Series 2014-1 6.25%, 7/06/24(a)		5,184	5,336,813

Agencies-Not Government Guaranteed–0.3%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		8,893	8,263,545
CNOOC Nexen Finance 2014 ULC 4.25%, 4/30/24		958	970,944
OCP SA 5.625%, 4/25/24(a)		2,079	2,162,576

			11,397,065

			16,733,878

Total Corporates–Investment Grade (cost $738,716,075)			790,118,294

MORTGAGE PASS-THROUGHS–17.1%
Agency Fixed Rate 30-Year–15.7%
Federal Home Loan Mortgage Corp. Gold
4.50%, 5/01/39–4/01/41		11,376	12,277,853
5.00%, 8/01/33		5	5,592
Series 2007 4.50%, 1/01/37–3/01/37		522	562,770
5.50%, 7/01/35		3,014	3,383,570

4	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

	Principal Amount (000)			U.S. $ Value

Series 2014 4.50%, 4/01/44	U.S.$	1,335		$1,443,307
Federal National Mortgage Association
3.00%, 5/01/38–9/01/43		60,731		59,968,242
3.50%, 11/20/33, TBA		37,513		38,667,695
3.50%, 11/01/44, TBA		165,302		168,465,988
4.00%, 12/01/41		136		143,944
4.00%, 11/25/44, TBA		157,522		165,506,890
4.50%, 3/01/35–6/01/44		100,340		108,538,279
5.50%, 11/01/33–9/01/36		3,798		4,257,578
6.50%, 8/01/31–8/01/34		13		14,990
Series 1996 8.50%, 11/15/26		0	**	491
Series 2003 5.50%, 4/01/33-7/01/33		9,681		10,869,346
Series 2004 5.50%, 4/01/34-11/01/34		8,396		9,418,611
Series 2005 5.50%, 2/01/35		7,833		8,787,022
Series 2006 5.50%, 4/01/36		1,579		1,761,563
Series 2012 3.50%, 5/01/42		10		10,654
Series 2014 4.50%, 2/01/44		8,687		9,403,805

				603,488,190

Agency Fixed Rate 15-Year–1.4%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17		3		2,860
Federal National Mortgage Association 3.00%, 10/01/29, TBA		54,258		55,885,740

				55,888,600

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp.
Series 2006 2.686%, 12/01/36(b)		2		1,951
Series 2007 2.795%, 3/01/37(b)		2		2,466

				4,417

Total Mortgage Pass-Throughs (cost $652,668,272)				659,381,207

ASSET-BACKED SECURITIES–14.3%
Autos-Fixed Rate–8.1%
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19		11,565		11,601,060
Series 2014-1, Class A2 1.29%, 1/15/19		13,416		13,400,868

AmeriCredit Automobile Receivables Trust Series 2013-1, Class A2 0.49%, 6/08/16	U.S.$	336		$336,494
Series 2013-3, Class A3 0.92%, 4/09/18		15,000		15,006,393
Series 2013-4, Class A3 0.96%, 4/09/18		5,735		5,745,786
Series 2013-5, Class A2A 0.65%, 3/08/17		2,533		2,534,061
Series 2014-1, Class A3 0.90%, 2/08/19		6,050		6,022,996
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		5,693		5,695,631
Series 2014-A, Class A2 0.81%, 11/15/22(a)		4,136		4,130,716
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		16,846		17,195,154
Series 2014-1A, Class A 2.46%, 7/20/20(a)		6,834		6,805,579
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		3,937		3,912,819
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		5,595		5,596,242
Series 2013-3, Class A2 1.04%, 11/21/16		11,960		12,002,087
Series 2014-1, Class B 2.22%, 1/22/19		1,960		1,971,687
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		2,189		2,192,791
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(a)		13,526		13,525,586
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		5,593		5,603,327
Series 2014-B, Class A 1.11%, 11/15/18(a)		5,885		5,866,355
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		3,059		3,056,519
Series 2014-2, Class A2 1.05%, 3/20/20(a)		7,000		6,988,015
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)		1,975		1,977,999

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)			U.S. $ Value

Series 2013-1A, Class A 1.29%, 10/16/17(a)	U.S.$	2,137	$2,141,513
Series 2014-1A, Class A 1.29%, 5/15/18(a)		3,484	3,490,029
Series 2014-2A, Class A 1.06%, 8/15/18(a)		3,335	3,329,913
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		2,204	2,206,183
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(a)	CAD	4,508	4,031,257
Series 2013-R4A, Class A1 1.487%, 8/15/15(a)		644	575,230
Series 2014-R2A, Class A1 1.353%, 3/15/16(a)		7,432	6,636,248
Ford Credit Auto Lease Trust Series 2014-B, Class A3 0.89%, 9/15/17	U.S.$	6,000	5,993,757
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		8,095	8,123,065
Series 2012-D, Class B 1.01%, 5/15/18		3,805	3,779,224
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A1 0.85%, 1/15/18		7,511	7,524,725
Series 2014-1, Class A1 1.20%, 2/15/19		9,394	9,369,237
Harley-Davidson Motorcycle Trust Series 2012-1, Class A3 0.68%, 4/15/17		3,874	3,878,024
Series 2014-1, Class A3 1.10%, 9/15/19		9,130	9,113,794
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		7,345	7,335,040
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		21,065	20,872,462
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		3,525	3,587,643
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		7,452	7,455,648
Series 2014-A, Class A2A 0.48%, 6/15/16		10,967	10,965,481
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		19,143	19,169,590

Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17	U.S.$	12,250	$12,283,723
Series 2013-5, Class A2A 0.64%, 4/17/17		2,505	2,506,314
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		7,206	7,186,662

			312,722,927

Credit Cards-Fixed Rate–1.8%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		13,910	13,917,331
Series 2014-2, Class A 1.26%, 1/15/20		4,458	4,442,167
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		11,514	11,511,187
Citibank Credit Card Issuance Trust Series 2012-A1, Class A1 0.55%, 10/10/17		14,150	14,152,740
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		8,266	8,288,045
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		7,890	7,921,071
Series 2013-A, Class A 1.61%, 12/15/21		4,353	4,315,430
Series 2014-B, Class A 0.61%, 7/15/19		6,050	6,048,893

			70,596,864

Credit Cards-Floating Rate–1.3%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.494%, 3/16/20(b)		10,300	10,300,329
Cabela’s Master Credit Card Trust Series 2012-1A, Class A2 0.684%, 2/18/20(a)(b)		7,700	7,757,350
Series 2014-1, Class A 0.504%, 3/16/20(b)		1,880	1,878,836
First National Master Note Trust Series 2013-2, Class A 0.684%, 10/15/19(b)		8,650	8,681,334
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.854%, 2/15/17(a)(b)		12,465	12,488,696
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.534%, 12/15/19(b)		8,125	8,139,885

			49,246,430

6	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)			U.S. $ Value

Other ABS-Fixed Rate–1.3%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)	U.S.$	53	$53,175
Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		9,581	9,620,153
CNH Capital Canada Receivables Trust Series 2014-1A, Class A1 1.388%, 3/15/17(a)	CAD	6,651	5,937,905
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17	U.S.$	2,700	2,702,647
Series 2013-C, Class A2 0.63%, 1/17/17		3,501	3,502,679
Series 2013-D, Class A2 0.49%, 3/15/17		7,441	7,443,076
Series 2014-B, Class A4 1.61%, 5/17/21		6,051	6,008,673
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)		8,540	8,539,197
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		5,414	5,411,255

			49,218,760

Autos-Floating Rate–1.3%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.554%, 9/15/17(a)(b)		9,336	9,355,583
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.644%, 6/20/17(b)		19,000	19,017,309
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.704%, 12/10/27(a)(b)		12,904	12,929,198
Series 2014-1, Class A 0.554%, 4/10/28(a)(b)		7,735	7,735,247

			49,037,337

Other ABS-Floating Rate–0.3%
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.534%, 7/20/19(b)		12,455	12,460,057

Home Equity Loans-Floating Rate–0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.28%, 12/25/32(b)		1,383	1,329,003

GSAA Trust Series 2006-5, Class 2A3 0.425%, 3/25/36(b)	U.S.$	8,438	$5,874,231
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 0.755%, 5/25/33(b)		162	147,637
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.455%, 4/25/34(b)		9	8,288

			7,359,159

Total Asset-Backed Securities (cost $551,170,686)			550,641,534

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.1%
Non-Agency Fixed Rate CMBS–8.0%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		16,113	17,716,443
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW12, Class A4 5.89%, 9/11/38		18,743	19,935,558
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		9,720	9,663,993
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		11,325	11,354,796
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.974%, 3/15/49		3,201	3,387,326
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.97%, 5/15/46		4,053	4,435,540
Commercial Mortgage Pass-Through Certificates Series 2007-GG9, Class A4 5.444%, 3/10/39		20,412	21,987,650
Series 2007-GG9, Class AM 5.475%, 3/10/39		7,256	7,673,985
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		5,090	4,952,512
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		8,203	8,218,404
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		7,662	7,467,580

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)		U.S. $ Value

Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42	U.S.$	2,511	$2,515,570
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		12,764	12,848,291
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.726%, 4/10/38		5,000	5,160,015
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		872	854,468
Series 2013-G1, Class A2 3.557%, 4/10/31(a)(f)		6,804	6,659,205
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class AM 5.892%, 2/12/49		4,080	4,377,787
Series 2007-LD12, Class A4 5.882%, 2/15/51		13,115	14,375,178
Series 2007-LD12, Class AM 6.197%, 2/15/51		3,522	3,878,853
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		18,006	19,522,605
Series 2007-LDPX, Class A3 5.42%, 1/15/49		47	50,968
Series 2008-C2, Class A1A 5.998%, 2/12/51		7,820	8,606,917
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		6,742	6,860,893
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		6,067	6,083,268
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		7,119	7,622,334
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		26,152	27,903,457
Series 2007-9, Class A4 5.70%, 9/12/49		21,260	23,301,938
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		9,011	9,006,377
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		4,728	4,690,730
Series 2012-C4, Class A5 2.85%, 12/10/45		9,467	9,198,539
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		9,893	9,939,324

Series 2014-C20, Class A2 3.036%, 5/15/47	U.S.$	6,029	$6,200,973

			306,451,477

Non-Agency Floating Rate CMBS–1.1%
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.054%, 6/11/27(a)(b)		7,535	7,542,796
Commercial Mortgage Pass-Through Certificates Series 2014-SAVA, Class A 1.304%, 6/15/34(a)(b)		6,317	6,319,300
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.856%, 12/05/31(a)(b)		6,130	6,128,725
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.074%, 6/15/29(a)(b)		9,634	9,627,959
PFP III Ltd. Series 2014-1, Class A 1.324%, 6/14/31(a)(b)		8,397	8,413,744
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.204%, 4/15/32(a)(b)		3,974	3,973,500

			42,006,024

Total Commercial Mortgage-Backed Securities (cost $351,469,008)			348,457,501

CORPORATES-NON-INVESTMENT GRADE–3.4%
Financial Institutions–1.8%
Banking–1.7%
ABN AMRO Bank NV 4.31%, 3/10/16(d)	EUR	2,695	3,454,980
Bank of Ireland Series MPLE 2.063%, 9/22/15(b)	CAD	5,285	4,542,000
Barclays Bank PLC 6.86%, 6/15/32(a)(d)	U.S.$	1,250	1,385,937
7.625%, 11/21/22		3,784	4,066,381
7.75%, 4/10/23		3,832	4,148,140
BNP Paribas SA 5.186%, 6/29/15(a)(d)		2,654	2,680,540
Credit Agricole SA 7.875%, 1/23/24(a)(d)(e)		1,382	1,395,820
Credit Suisse Group AG 7.50%, 12/11/23(a)(d)		1,557	1,636,718
Danske Bank A/S 5.684%, 2/15/17(d)	GBP	4,665	7,846,266
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	3,542	4,465,359
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	7,068	6,886,607

8	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

	Principal Amount (000)		U.S. $ Value

LBG Capital No.1 PLC 8.00%, 6/15/20(a)(d)	U.S.$	2,354	$2,542,791
Lloyds Banking Group PLC 7.50%, 6/27/24(d)		3,734	3,846,020
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		2,894	3,299,160
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)(d)		1,268	1,280,680
Societe Generale SA 4.196%, 1/26/15(d)	EUR	2,100	2,656,305
5.922%, 4/05/17(a)(d)	U.S.$	1,160	1,223,800
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		5,567	5,968,592

			63,326,096

Finance–0.1%
International Lease Finance Corp. 5.875%, 4/01/19		2,682	2,856,330
Navient LLC 7.25%, 1/25/22		875	949,375

			3,805,705

			67,131,801

Industrial–1.4%
Basic–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		3,570	3,712,800
Novelis, Inc./GA 8.375%, 12/15/17		809	841,360

			4,554,160

Communications-Media–0.1%
Univision Communications, Inc. 6.875%, 5/15/19(a)		3,018	3,146,265

Communications-Telecommunications–0.1%
Sprint Corp. 7.875%, 9/15/23(a)		4,280	4,536,800

Consumer Cyclical-Automotive–0.2%
General Motors Co. 3.50%, 10/02/18		3,880	3,943,050
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		1,726	1,846,820

			5,789,870

Consumer Cyclical-Other–0.1%
KB Home 4.75%, 5/15/19		3,146	3,059,485
MCE Finance Ltd. 5.00%, 2/15/21(a)		2,225	2,136,000

			5,195,485

Consumer Non-Cyclical–0.0%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18		1,438	1,477,545

Energy–0.7%
Access Midstream Partners LP/ACMP Finance Corp. 4.875%, 3/15/24	U.S.$	3,719	$3,802,677
California Resources Corp. 5.50%, 9/15/21(a)		2,553	2,591,295
Cimarex Energy Co. 4.375%, 6/01/24		2,780	2,800,850
5.875%, 5/01/22		3,528	3,792,600
ONEOK, Inc. 4.25%, 2/01/22		7,942	7,829,621
Paragon Offshore PLC 6.75%, 7/15/22(a)		504	425,880
7.25%, 8/15/24(a)		3,337	2,819,765
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		1,196	1,157,130
SM Energy Co. 6.50%, 1/01/23		359	373,360

			25,593,178

Services–0.1%
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		3,481	3,724,670

Technology–0.0%
Numericable Group SA 5.375%, 5/15/22(a)	EUR	712	929,256

Transportation-Services–0.0%
Hertz Corp. (The) 6.75%, 4/15/19	U.S.$	391	403,219

			55,350,448

Utility–0.2%
Electric–0.2%
AES Corp./VA 7.375%, 7/01/21		3,427	3,838,240
NRG Energy, Inc. 6.25%, 5/01/24(a)		2,593	2,599,482

			6,437,722

Total Corporates–Non-Investment Grade (cost $122,342,244)			128,919,971

INFLATION-LINKED SECURITIES–3.1%
United States–3.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $121,951,990)		119,223	119,511,452

COLLATERALIZED MORTGAGE OBLIGATIONS–2.4%
Non-Agency Fixed Rate–1.0%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 6/25/36		6,320	5,619,424

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value

Series 2006-28CB, Class A14 6.25%, 10/25/36	U.S.$	3,890	$3,388,430
Series 2006-J1, Class 1A13 5.50%, 2/25/36		2,283	2,105,817
CHL Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		3,623	3,393,397
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.612%, 5/25/35		4,140	4,096,793
Countrywide Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		1,236	1,167,590
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A18 6.25%, 9/25/36		5,234	4,875,315
Series 2006-13, Class 1A19 6.25%, 9/25/36		2,437	2,270,715
Series 2007-HYB2, Class 3A1 2.633%, 2/25/47		7,087	5,936,739
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		5,798	4,906,647
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		2,443	2,395,164

			40,156,031

GSE Risk Share Floating Rate–0.8%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.405%, 11/25/23(b)		8,185	8,605,074
Series 2014-DN3, Class M3 4.157%, 8/25/24(b)		9,650	9,614,199
Series 2014-HQ2, Class M3 3.904%, 9/25/24(b)		840	819,715
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.555%, 1/25/24(b)		4,593	4,887,107
Series 2014-C03, Class 1M1 1.355%, 7/25/24(b)		3,657	3,630,938
Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M3 3.755%, 4/25/24(b)		2,751	2,671,455

			30,228,488

Non-Agency Floating Rate–0.6%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.345%, 12/25/36(b)	U.S.$	9,107	$5,622,816
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.405%, 3/25/35(b)		4,528	4,072,568
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.275%, 7/25/36(b)		6,720	5,200,606
Series 2006-AR27, Class 2A2 0.355%, 10/25/36(b)		7,067	6,093,375

			20,989,365

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.718%, 5/28/35		1,605	1,452,037

Total Collateralized Mortgage Obligations (cost $92,848,411)			92,825,921

AGENCIES–1.9%
Agency Debentures–1.9%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $65,311,266)		81,666	71,589,885

QUASI-SOVEREIGNS–1.4%
Quasi-Sovereign Bonds–1.4%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		2,510	2,602,770

China–0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(a)		9,780	10,029,145

Kazakhstan–0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		7,742	8,609,104

Malaysia–0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		12,990	14,524,145

Mexico–0.1%
Petroleos Mexicanos 3.50%, 7/18/18		4,920	5,102,040

United Arab Emirates–0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		12,650	13,219,250

Total Quasi–Sovereigns (cost $50,439,618)			54,086,454

10	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS-MUNICIPAL BONDS–0.3%
United States–0.3%
California GO Series 2010 5.75%, 3/01/17	U.S.$	10	$11,050
7.625%, 3/01/40		8,520	12,423,353

Total Local Governments–Municipal Bonds (cost $8,667,975)			12,434,403

GOVERNMENTS-SOVEREIGN BONDS–0.2%
Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15		3	3,075

Turkey–0.2%
Turkey Government International Bond 4.875%, 4/16/43		8,674	7,817,442

Total Governments–Sovereign Bonds (cost $8,578,120)			7,820,517

		Shares
PREFERRED STOCKS–0.2%
Financial Institutions–0.2%
Insurance–0.2%
Allstate Corp. (The) 5.10% (cost $8,197,028)		306,775	7,512,920

	Principal Amount (000)
EMERGING MARKETS-CORPORATE BONDS–0.2%
Industrial–0.2%
Communications-Telecommunications–0.1%
Comcel Trust 6.875%, 2/06/24(a)	U.S.$	1,912	2,017,160

Consumer Non-Cyclical–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)	U.S.$	4,230	$4,462,650

Total Emerging Markets–Corporate Bonds (cost $6,101,235)			6,479,810

GOVERNMENTS-SOVEREIGN AGENCIES–0.1%
Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45		2,685	2,738,700

United Kingdom–0.0%
Royal Bank of Scotland Group PLC 5.00%, 10/01/14		5	5,000

Total Governments–Sovereign Agencies (cost $2,672,242)			2,743,700

SHORT-TERM INVESTMENTS–3.7%
Governments-Treasuries–2.7%
Japan Treasury Bills Series 468 Zero Coupon, 10/27/14 (cost $112,377,761)	JPY	11,560,000	105,400,047

Commercial Paper–1.0%
Svenska Handelsbanken AB Zero Coupon, 3/23/15(a) (cost $38,513,240)	U.S.$	38,554	38,513,240

Total Short-Term Investments (cost $150,891,001)			143,913,287

Total Investments—101.7% (cost $3,827,273,594)			3,913,595,155

Other assets less liabilities—(1.7)%			(65,031,577)

Net Assets—100.0%			$3,848,563,578

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	52	December 2014	$7,228,084	$7,171,125	$(56,959)
U.S. T-Note 10 Yr (CBT) Futures	364	December 2014	45,594,434	45,369,188	(225,246)
Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	61	December 2014	13,349,370	13,349,469	(99)
U.S. T-Note 5 Yr (CBT) Futures	143	December 2014	16,943,034	16,910,867	32,167

					$(250,137)

Schedule of Investments—Intermediate Duration Portfolio	11

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	2,162	CAD	2,357	10/10/14	$(58,122)
BNP Paribas SA	USD	17,271	JPY	1,887,407	10/17/14	(60,264)
BNP Paribas SA	AUD	31,271	USD	28,516	10/24/14	1,179,591
BNP Paribas SA	USD	107,957	JPY	11,560,000	10/27/14	(2,536,648)
BNP Paribas SA	JPY	11,560,000	USD	108,074	1/15/15	2,551,487
Deutsche Bank AG	CAD	61,890	USD	56,443	10/10/14	1,193,674
Goldman Sachs Bank USA	JPY	11,560,000	USD	112,841	10/27/14	7,421,016
HSBC Bank USA	NZD	23,468	USD	19,071	10/31/14	803,959
JPMorgan Chase Bank, NA	USD	1,946	CAD	2,143	10/10/14	(32,740)
JPMorgan Chase Bank, NA	GBP	4,410	USD	7,327	10/14/14	178,062
Royal Bank of Scotland PLC	EUR	22,506	USD	29,107	10/16/14	678,898
Royal Bank of Scotland PLC	USD	38,261	EUR	28,995	10/16/14	(1,634,919)
Royal Bank of Scotland PLC	JPY	3,972,309	USD	37,894	10/17/14	1,671,391
UBS AG	EUR	42,783	USD	56,470	10/16/14	2,428,185

						$13,783,570

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)%	0.64%	$117,960	$(1,922,642)	$(348,068)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NZD 53,120	9/25/19	3 Month BKBM	4.390%	$52,484
Morgan Stanley & Co., LLC/(CME Group)	$ 23,630	6/25/21	2.243%	3 Month LIBOR	(94,584)
Morgan Stanley & Co., LLC/(CME Group)	61,000	11/04/23	2.691%	3 Month LIBOR	(1,264,819)
Morgan Stanley & Co., LLC/(CME Group)	24,440	1/14/24	2.980%	3 Month LIBOR	(959,602)
Morgan Stanley & Co., LLC/(CME Group)	21,540	2/14/24	2.889%	3 Month LIBOR	(615,738)
Morgan Stanley & Co., LLC/(CME Group)	30,260	4/28/24	2.817%	3 Month LIBOR	(889,244)
Morgan Stanley & Co., LLC/(CME Group)	17,210	5/29/24	3 Month LIBOR	2.628%	162,174
Morgan Stanley & Co., LLC/(CME Group)	NZD 35,690	9/25/24	4.628%	3 Month BKBM	(135,808)
Morgan Stanley & Co., LLC/(CME Group)	$ 10,500	9/26/43	3 Month LIBOR	3.656%	972,285

					$(2,772,852)

12	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	0.41%	$12,540	$217,598	$(262,228)	$479,826
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.92	4,066	9,759	(51,922)	61,681
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.92	2,385	5,724	(27,322)	33,046
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.92	1,656	3,974	(21,147)	25,121
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.92	1,644	3,945	(20,981)	24,926

				$241,000	$(383,600)	$624,600

* Termination date

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$50,590	1/30/17	1.059%	3 Month LIBOR	$(133,830)
JPMorgan Chase Bank, NA	56,630	2/07/22	2.043%	3 Month LIBOR	1,110,349

					$976,519

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	U.S. $ Value at September 30, 2014
Barclays Bank+	(0.50	)%*	—	$1,419,545
Barclays Bank+	(0.25	)%*	—	6,130,879
JPMorgan Chase+	(0.50	)%*	—	1,444,575

				$8,994,999

+ The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2014.

* Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $717,721,821 or 18.6% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2014.
(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2014.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(f)	Variable rate coupon, rate shown as of September 30, 2014.
**	Principal amount less than 500.

Schedule of Investments—Intermediate Duration Portfolio	13

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NZD—New Zealand Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GO—General Obligation

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2014

Principal Amount (000)			U.S. $ Value

GOVERNMENTS-TREASURIES–37.2%
New Zealand–1.0%
New Zealand Government Bond Series 1217 6.00%, 12/15/17(a)	NZD	4,545	$3,769,878

United States–36.2%
U.S. Treasury Notes 0.25%, 5/31/15–9/30/15	U.S.$	40,226	40,275,113
0.375%, 4/30/16–5/31/16		74,994	74,933,916
1.375%, 6/30/18		23,965	23,895,717

			139,104,746

Total Governments–Treasuries (cost $143,198,278)			142,874,624

ASSET-BACKED SECURITIES–17.5%
Autos-Fixed Rate–7.3%
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19		1,499	1,497,309
AmeriCredit Automobile Receivables Trust Series 2011-1, Class D 4.26%, 2/08/17		1,700	1,739,812
Series 2011-3, Class D 4.04%, 7/10/17		1,445	1,487,104
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		650	650,237
Series 2014-A, Class A2 0.81%, 11/15/22(a)		468	467,373
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,095	1,096,017
Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,839	1,877,116
Bank of America Auto Trust Series 2012-1, Class C 2.09%, 7/17/17		1,825	1,856,302
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(a)		1,334	1,333,959
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		448	447,637
Series 2014-2, Class A2 1.05%, 3/20/20(a)		1,321	1,318,738

14	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)			U.S. $ Value

Ford Auto Securitization Trust Series 2013-R4A, Class A1 1.487%, 8/15/15(a)	CAD	148	$132,402
Series 2014-R2A, Class A1 1.353%, 3/15/16(a)		771	688,203
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A1 0.85%, 1/15/18	U.S.$	985	986,800
Series 2014-1, Class A1 1.20%, 2/15/19		1,053	1,050,224
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,720	1,716,947
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		940	931,408
Mercedes-Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16		1,227	1,226,830
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		2,350	2,353,264
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		1,405	1,408,868
Series 2013-5, Class A2A 0.64%, 4/17/17		405	405,503
Series 2014-2, Class A3 0.80%, 4/16/18		1,060	1,058,811
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,102	1,099,043
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		1,352	1,352,513

			28,182,420

Credit Cards-Floating Rate–3.4%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.494%, 3/16/20(b)		1,005	1,005,032
Cabela’s Master Credit Card Trust Series 2010-2A, Class A2 0.854%, 9/17/18(a)(b)		3,155	3,167,926
Series 2014-1, Class A 0.504%, 3/16/20(b)		1,200	1,199,257
Chase Issuance Trust Series 2012-A6, Class A 0.284%, 8/15/17(b)		2,570	2,569,542
Series 2013-A6, Class A6 0.574%, 7/15/20(b)		2,388	2,394,354
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.584%, 7/15/21(b)		895	896,461
Principal Amount (000)			U.S. $ Value

First National Master Note Trust Series 2013-2, Class A 0.684%, 10/15/19(b)	U.S.$	912	$915,304
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.534%, 12/15/19(b)		965	966,768

			13,114,644

Other ABS-Fixed Rate–2.3%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		1,103	1,107,114
CNH Capital Canada Receivables Trust Series 2013-2A, Class A1 1.439%, 8/15/16(a)	CAD	439	392,146
CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18	U.S.$	2,585	2,587,365
Series 2013-D, Class A4 1.37%, 10/15/20		2,365	2,346,530
Dell Equipment Finance Trust 2014-1 Series 2014-1, Class A3 0.94%, 6/22/20(a)		806	805,486
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)		966	966,172
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		597	596,697

			8,801,510

Credit Cards-Fixed Rate–2.1%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		773	770,255
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,260	1,259,692
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		2,655	2,789,696
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		951	953,536
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		965	968,800
Series 2013-A, Class A 1.61%, 12/15/21		610	604,735
Series 2014-B, Class A 0.61%, 7/15/19		619	618,887

			7,965,601

Schedule of Investments—Short Duration Plus Portfolio	15

Principal Amount (000)			U.S. $ Value

Autos-Floating Rate–2.1%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.554%, 9/15/17(a)(b)	U.S.$	1,544	$1,547,239
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.644%, 6/20/17(b)		2,340	2,342,132
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.704%, 12/10/27(a)(b)		1,239	1,241,419
Series 2014-1, Class A 0.554%, 4/10/28(a)(b)		1,520	1,520,049
Nissan Master Owner Trust Receivables Series 2012-A, Class A 0.624%, 5/15/17(b)		1,212	1,213,678

			7,864,517

Other ABS-Floating Rate–0.3%
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.534%, 7/20/19(b)		1,231	1,231,500

Home Equity Loans-Fixed Rate–0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		13	0

Total Asset-Backed Securities (cost $67,256,362)			67,160,192

COMMERCIAL MORTGAGE-BACKED SECURITIES–14.5%
Non-Agency Fixed Rate CMBS–13.1%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,799	1,977,738
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.974%, 3/15/49		352	371,982
Series 2013-GC11, Class XA 2.049%, 4/10/46(e)		14,916	1,362,188
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		4,038	4,097,172
Series 2012-CR3, Class A1 0.666%, 10/15/45		1,716	1,707,592
Series 2012-CR4, Class A1 0.704%, 10/15/45		1,735	1,725,399
Series 2012-CR5, Class A1 0.673%, 12/10/45		1,253	1,244,879
Series 2013-CR6, Class A1 0.719%, 3/10/46		1,957	1,936,938
Series 2013-LC6, Class A1 0.724%, 1/10/46		989	978,732
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,318	1,345,526

GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45	U.S.$	1,841	$1,830,726
Series 2013-GC10, Class A1 0.696%, 2/10/46		1,154	1,147,923
GS Mortgage Securities Trust Series 2012-GCJ7, Class XA 2.753%, 5/10/45(e)		11,537	1,363,177
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		1,193	1,169,048
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		581	576,074
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,492	2,702,106
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		840	854,370
Series 2012-CBX, Class XA 1.934%, 6/15/45(e)		6,241	513,963
Series 2013-C10, Class A1 0.73%, 12/15/47		1,106	1,095,065
Series 2013-C16, Class A2 3.07%, 12/15/46		2,201	2,270,727
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		2,245	2,308,988
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		636	638,167
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		787	842,233
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		1,983	1,976,464
Series 2013-C8, Class A1 0.777%, 12/15/48		1,960	1,939,354
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		1,409	1,397,487
Series 2013-C5, Class A1 0.779%, 3/10/46		2,009	1,988,688
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		1,981	1,977,487
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A1 0.734%, 12/15/45		2,401	2,396,419
Series 2012-C9, Class A1 0.673%, 11/15/45		2,058	2,051,875

16	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)			U.S. $ Value

Series 2013-C11, Class A1 0.799%, 3/15/45	U.S.$	1,052	$1,043,509
Series 2013-C12, Class A1 0.735%, 3/15/48		1,404	1,398,206

			50,230,202

Agency CMBS–0.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		2,234	2,294,095
Government National Mortgage Association Series 2006-51, Class IO 0.421%, 8/16/46(e)		3,128	86,657
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		1,243	1,247,144

			3,627,896

Non-Agency Floating Rate CMBS–0.5%
Commercial Mortgage Trust Series 2007-FL14, Class C 0.454%, 6/15/22(a)(b)		540	535,951
PFP III Series 2014-1, Class A 1.324%, 6/14/31(a)(b)		862	863,949
Resource Capital Corp. Series 2014-CRE2, Class A 1.204%, 4/15/32(a)(b)		431	431,000

			1,830,900

Total Commercial Mortgage-Backed Securities (cost $56,250,894)			55,688,998

CORPORATES-INVESTMENT GRADE–14.0%

Financial Institutions–7.7%
Banking–6.8%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		1,615	1,689,205
American Express Credit Corp. 1.30%, 7/29/16		1,745	1,756,639
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		1,970	1,978,609
Bank of America Corp. 1.25%, 1/11/16		2,030	2,038,634
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,945,067
Citigroup, Inc. 1.25%, 1/15/16		2,025	2,035,451
Fifth Third Bancorp 3.625%, 1/25/16		1,515	1,568,316

Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16	U.S.$	1,875	$1,937,666
ING Bank NV 1.375%, 3/07/16(a)		1,910	1,921,407
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		2,190	2,199,108
Mizuho Bank Ltd. 0.684%, 9/25/17(a)(b)		1,935	1,933,839
Morgan Stanley 1.75%, 2/25/16		1,164	1,176,415
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,950,238
Royal Bank of Canada 0.85%, 3/08/16		1,925	1,926,767

			26,057,361

Insurance–0.9%
New York Life Global Funding 0.80%, 2/12/16(a)		1,970	1,974,320
Prudential Financial, Inc. 4.75%, 9/17/15		1,580	1,642,451

			3,616,771

			29,674,132

Industrial–6.3%
Basic–0.4%
Monsanto Co. 0.437%, 11/07/16(b)		1,590	1,591,334

Communications-Media–0.6%
NBCUniversal Enterprise, Inc. 0.771%, 4/15/16(a)(b)		2,120	2,124,662

Communications-Telecommunications–0.9%
AT&T, Inc. 0.90%, 2/12/16		1,405	1,406,651
1.40%, 12/01/17		2,035	2,023,500

			3,430,151

Consumer Cyclical-Automotive–1.2%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		2,890	2,909,565
Volkswagen International Finance NV 1.125%, 11/18/16(a)		1,595	1,596,656

			4,506,221

Consumer Non-Cyclical–1.7%
AbbVie, Inc. 1.75%, 11/06/17		2,000	1,993,182
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,958,351
McKesson Corp. 0.95%, 12/04/15		828	829,006
PepsiCo, Inc. 0.70%, 2/26/16		1,910	1,914,112

			6,694,651

Schedule of Investments—Short Duration Plus Portfolio	17

Principal Amount (000)			U.S. $ Value

Energy–1.1%
BP Capital Markets PLC 0.70%, 11/06/15	U.S.$	2,210	$2,211,673
TransCanada PipeLines Ltd. 0.75%, 1/15/16		2,055	2,053,878

			4,265,551

Technology–0.4%
Cisco Systems, Inc. 0.514%, 3/03/17(b)		1,515	1,520,087

			24,132,657

Total Corporates–Investment Grade (cost $53,661,005)			53,806,789

COLLATERALIZED MORTGAGE OBLIGATIONS–5.7%
Agency Floating Rate–3.2%
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.654%, 6/15/39(b)		1,689	1,707,240
Series 4286, Class VF 0.604%, 12/15/43(b)		1,984	1,991,669
Federal National Mortgage Association Series 2013-57, Class FN 0.505%, 6/25/43(b)		1,956	1,959,814
Series 2014-49, Class AF 0.476%, 8/25/44(b)		2,948	2,962,514
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.716%, 12/08/20(b)		3,765	3,794,559

			12,415,796

Agency Fixed Rate–1.8%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		3,677	3,841,861
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		1,519	1,584,437
Series 2011-39, Class DA 3.50%, 7/25/24		1,208	1,247,519

			6,673,817

GSE Risk Share Floating Rate–0.5%
Structured Agency Credit Risk Debt Notes Series 2014-HQ1, Class M1 1.807%, 8/25/24(b)		1,494	1,497,757
Series 2014-HQ2, Class M1 1.604%, 9/25/24(b)		440	439,115

			1,936,872

Non-Agency Floating Rate–0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.58%, 2/25/42(a)(b)		946	804,318

Total Collateralized Mortgage Obligations (cost $21,810,482)			21,830,803

INFLATION-LINKED SECURITIES–3.1%
United States–3.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $12,364,046)	U.S.$	12,088	$12,116,876

MORTGAGE PASS-THROUGHS–2.4%
Agency Fixed Rate 30-Year–1.5%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		3,404	3,820,577
Government National Mortgage Association 5.00%, 10/15/39		1,624	1,802,577
Series 2002 7.50%, 3/15/32		150	181,544

			5,804,698

Agency Fixed Rate 15-Year–0.9%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25		984	1,064,168
6.50%, 3/01/26		1,798	1,912,582
Federal National Mortgage Association 6.00%, 12/01/21		29	30,570
Series 2000 7.50%, 3/01/15		1	1,268
Series 2001 6.00%, 11/01/16–12/01/16		95	97,627
Series 2002 6.00%, 2/01/17		111	114,435
8.00%, 8/01/16		16	16,371

			3,237,021

Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 1.784%, 1/01/37(b)		9	9,288

Total Mortgage Pass-Throughs (cost $8,989,270)			9,051,007

GOVERNMENTS-SOVEREIGN AGENCIES–0.9%
Netherlands–0.9%
Achmea Bank NV 0.589%, 11/03/14(a)(b) (cost $3,414,972)		3,415	3,416,011

COVERED BONDS–0.5%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,861,823)		1,865	1,846,503

Total Investments—95.8% (cost $368,807,132)			367,791,803

Other assets less liabilities—4.2%			16,027,098

Net Assets—100.0%			$383,818,901

18	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	548	December 2014	$119,937,778	$119,926,375	$(11,403)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	198	December 2014	23,459,585	23,415,047	44,538
U.S. T-Note 10 Yr (CBT) Futures	79	December 2014	9,895,856	9,846,609	49,247

					$82,382

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	311	CAD	339	10/10/14	$(8,357)
Deutsche Bank AG	CAD	1,979	USD	1,805	10/10/14	38,163
HSBC Bank USA	NZD	4,805	USD	3,905	10/31/14	164,606
JPMorgan Chase Bank, NA	USD	287	CAD	315	10/10/14	(6,171)

						$188,241

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $53,527,418 or 13.9% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2014.
(c)	Fair valued by the Adviser.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of September 30, 2014, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(e)	IO—Interest Only

Currency Abbreviations:

CAD—Canadian Dollar

NZD—New Zealand Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

GSE—Government-Sponsored Enterprise

NCUA—National Credit Union Administration

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	19

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

September 30, 2014

Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–62.8%
United States–62.8%
U.S. Treasury Notes 0.125%, 4/30/15	$3,374	$3,375,319
0.25%, 2/28/15–5/31/15	9,099	9,107,964
0.375%, 4/30/16–5/31/16	8,140	8,133,227
0.50%, 6/15/16	2,385	2,387,237
0.625%, 7/15/16–4/30/18	3,635	3,626,438
0.75%, 2/28/18	1,610	1,579,310

Total Governments–Treasuries (cost $28,227,225)		28,209,495

COLLATERALIZED MORTGAGE OBLIGATIONS–23.0%
Agency Floating Rate–16.3%
Federal Home Loan Mortgage Corp. Series 3349, Class FE 0.644%, 7/15/37(a)	457	462,060
Series 4248, Class QF 0.654%, 6/15/39(a)	348	352,008
Series 4286, Class VF 0.604%, 12/15/43(a)	223	224,287
Series 4350, Class KF 0.506%, 1/15/39(a)	462	463,868
Federal National Mortgage Association Series 2005-71, Class FE 0.505%, 8/25/35(a)	683	687,345
Series 2006-39, Class DF 0.555%, 5/25/36(a)	426	428,330
Series 2006-42, Class PF 0.565%, 6/25/36(a)	435	438,730
Series 2010-113, Class FA 0.555%, 10/25/40(a)	316	317,402
Series 2013-121, Class FA 0.555%, 12/25/43(a)	196	196,252
Series 2013-57, Class FN 0.505%, 6/25/43(a)	224	224,406
Series 2014-49, Class AF 0.476%, 8/25/44(a)	343	344,817
FHLMC Structured Pass Through Securities Series T-72, Class A1 0.36%, 3/25/36(a)	97	95,568
NCUA Guaranteed Notes Series 2010-R1, Class 1A 0.606%, 10/07/20(a)	2,242	2,253,849
Series 2010-R3, Class 1A 0.716%, 12/08/20(a)	831	836,957

		7,325,879

Principal Amount (000)		U.S. $ Value

Agency Fixed Rate–6.7%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	$665	$695,048
Series 4054, Class HD 2.00%, 5/15/26	461	463,968
Series 4058, Class C 3.50%, 8/15/30	442	464,378
Series 4368, Class HG 3.00%, 2/15/32	437	452,580
Federal National Mortgage Association Series 2011-98, Class AE 2.50%, 11/25/37	441	450,782
Series 2014-15, Class PA 3.50%, 4/25/44	439	460,505

		2,987,261

Total Collateralized Mortgage Obligations (cost $10,270,684)		10,313,140

MORTGAGE PASS-THROUGHS–6.8%
Agency Fixed Rate 15-Year–3.7%
Federal Home Loan Mortgage Corp. Gold 3.50%, 2/01/29	439	463,833
5.00%, 7/01/25	605	654,402
6.50%, 3/01/26	375	399,331
Federal National Mortgage Association 5.50%, 9/01/19	87	91,808
Series 2001 6.00%, 11/01/16	46	47,279
Series 2002 8.00%, 8/01/16	6	6,200

		1,662,853

Agency Fixed Rate 30-Year–3.1%
Federal National Mortgage Association 5.00%, 5/01/39	650	729,255
Series 2010 5.00%, 2/01/40	411	461,546
Government National Mortgage Association 5.00%, 10/15/39	195	216,686

		1,407,487

Total Mortgage Pass-Throughs (cost $3,041,901)		3,070,340

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.9%
Agency CMBS–3.9%
Federal Home Loan Mortgage Corp. Series K017, Class A1 1.891%, 12/25/20	165	165,268
Series K703, Class A1 1.873%, 1/25/18	98	99,813
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K025, Class A1 1.875%, 4/25/22	490	484,108

20	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value

Series K032, Class A1 3.016%, 2/25/23	$257	$265,889
Series K033, Class A1
2.871%, 2/25/23	257	264,320
Series K034, Class A1 2.669%, 2/25/23	219	222,997
Series K035, Class A1 2.615%, 3/25/23	250	253,840

Total Commercial Mortgage-Backed Securities (cost $1,748,553)		1,756,235

INFLATION-LINKED SECURITIES–3.2%
United States–3.2%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $1,492,681)	$1,459	$1,462,627

Total Investments—99.7% (cost $44,781,044)		44,811,837

Other assets less liabilities—0.3%		113,411

Net Assets—100.0%		$44,925,248

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	77	December 2014	$16,851,734	$16,850,969	$(765)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	9	December 2014	1,066,345	1,064,321	2,024
U.S. T-Note 10 Yr (CBT) Futures	15	December 2014	1,878,960	1,869,609	9,351

					$10,610

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2014.

Glossary:

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

FHLMC—Federal Home Loan Mortgage Corporation

NCUA—National Credit Union Administration

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—U.S. Government Short Duration Portfolio	21

SCB–TAX–1944–0914

Sanford C. Bernstein Fund, Inc.

September 30, 2014

Schedule of Investments To the Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, included in the accompanying Annual Report, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the Short Duration New York Municipal Class, Short Duration California Municipal Class, Short Duration Diversified Municipal Class, and the Municipal Class of shares of the Fund for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2014

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2014

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–91.6%
Long-Term Municipal Bonds–91.6%
Alabama–2.1%
Alabama Public School & College Authority Series 2013A 5.00%, 6/01/16	$4,180	$4,495,088
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/16	750	797,873

		5,292,961

Arizona–2.2%
City of Phoenix Civic Improvement Corp. Series 2009A 5.00%, 7/01/17	2,300	2,573,700
Salt River Project Agricultural Improvement & Power District Series 2009B 4.00%, 1/01/16	2,890	3,022,333

		5,596,033

Arkansas–0.6%
City of Little Rock AR Series 2013 1.25%, 4/01/33	1,515	1,515,167

Colorado–3.9%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011B 4.00%, 11/15/14	7,675	7,710,766
Northern Colorado Water Conservancy District AMBAC Series 2007J 5.00%, 12/01/14	2,345	2,363,408
Todd Creek Village Metropolitan District No 1 Series 2004 4.75%, 12/01/29(a)(b)	85	42,383

		10,116,557

Connecticut–1.7%
State of Connecticut Series 2014C 5.00%, 6/15/17	3,970	4,431,433

Florida–7.6%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	3,500	3,816,190
Series 2010A-1 5.00%, 6/01/16	4,695	5,041,585
Principal Amount (000)		U.S. $ Value

Dupree Lakes Community Development District Series 2010 6.83%, 11/01/15	$10	$9,975
Florida State Board of Education (State of Florida) Series 2013C 5.00%, 6/01/16	2,665	2,870,525
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(a)(b)	150	54,000
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2012 3.00%, 11/15/15	815	837,934
Overoaks Community Development District
Series 2004B
5.12%, 5/01/09(b)(c)	55	27,500
Series 2010A-1
6.12%, 5/01/35(b)	30	30,389
Series 2010A-2
6.12%, 5/01/35(b)	60	60,176
Series 2010B
5.12%, 5/01/17(b)	80	80,294
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	115	114,277
State of Florida Lottery Revenue Series 2012A 5.00%, 7/01/16–7/01/17	6,100	6,696,971

		19,639,816

Georgia–5.3%
Municipal Electric Authority of Georgia Series 2012B 5.00%, 1/01/18	2,450	2,772,126
State of Georgia Series 2012A 5.00%, 7/01/16	10,000	10,809,800

		13,581,926

Hawaii–0.8%
State of Hawaii Series 2013E 5.00%, 8/01/15	2,040	2,121,824

Illinois–6.8%
State of Illinois Series 2012 5.00%, 8/01/15	2,730	2,830,409
State of Illinois (State of Illinois Sales Tax) Series 2013 4.00%, 6/15/16	3,010	3,193,911

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

State of Illinois Unemployment Compensation Trust Fund Series 2012A 5.00%, 6/15/15	$11,045	$11,420,420
Town of Cortland IL Special Service Areas No 9 & 10 Series 2007 5.12%, 3/01/14(a)(b)	182	9,100

		17,453,840

Indiana–0.6%
County of Posey IN (Midwest Fertilizer Corp.) 0.30%, 7/01/46(d)	1,455	1,455,058

Louisiana–1.0%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(a)(b)	515	128,750
State of Louisiana Series 2012A 5.00%, 8/01/15	2,325	2,418,256
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(a)(b)	670	120,600

		2,667,606

Maryland–3.3%
County of Anne Arundel MD Series 2013 5.00%, 4/01/15–4/01/16	8,170	8,488,014

Massachusetts–6.3%
Massachusetts Clean Water Trust (The) Series 2014 5.00%, 8/01/17	12,035	13,528,303
Massachusetts School Building Authority Series 2012B 5.00%, 8/15/17	2,400	2,701,872

		16,230,175

Michigan–1.9%
City of Detroit MI Sewage Disposal System Revenue AGM 0.75%, 7/01/32(e)	1,530	1,305,549
Michigan Finance Authority Series 2014D4 5.00%, 7/01/16	3,260	3,473,758

		4,779,307

Minnesota–3.9%
Elk River Independent School District No 728 Series 2012A 5.00%, 2/01/17	4,460	4,915,098
State of Minnesota (State of Minnesota Lease) Series 2012B 4.00%, 3/01/16	5,000	5,259,550

		10,174,648

Principal Amount (000)		U.S. $ Value

Missouri–3.3%
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	$5,040	$5,464,166
Springfield Public Utilities Board Series 2012 5.00%, 12/01/14	3,025	3,047,476

		8,511,642

Nevada–2.2%
State of Nevada (State of Nevada Unemployment) Series 2013 5.00%, 6/01/16	5,285	5,693,478

New Jersey–2.3%
Morris-Union Jointure Commission COP AGM Series 2013 4.00%, 8/01/15	750	767,235
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	1,625	1,744,291
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	2,100	2,326,086
Rutgers The State University of New Jersey Series 2013J 3.00%, 5/01/15	1,150	1,168,515

		6,006,127

New Mexico–4.8%
State of New Mexico Severance Tax Permanent Fund Series 2013A 5.00%, 7/01/16	11,440	12,364,238

New York–7.6%
City of New York NY
Series 2012F
5.00%, 8/01/15	1,835	1,908,602
Series 2013J
5.00%, 8/01/16	2,400	2,599,920
Metropolitan Transportation Authority
Series 2012D
4.00%, 11/15/15	8,525	8,887,142
AGM Series 2002B-1
0.30%, 11/01/22(d)(f)	6,575	6,330,337

		19,726,001

Ohio–0.4%
State of Ohio Major New State Infrastrucure Project (State of Ohio Fed Hwy Grant) Series 20121 5.00%, 12/15/17	1,000	1,132,760

2	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value

Oregon–2.5%
Multnomah County School District No 1 Portland/OR Series 2013A 5.00%, 6/15/15	$2,000	$2,067,260
Portland Community College District Series 2013 5.00%, 6/15/16	4,105	4,428,967

		6,496,227

Pennsylvania–0.5%
Delaware River Port Authority Series 2012 4.00%, 1/01/15	1,140	1,148,140
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(b)	65	59,458

		1,207,598

South Carolina–3.8%
South Carolina State Public Service Authority Series 2012C 5.00%, 12/01/14	3,000	3,023,940
State of South Carolina Series 2011 5.00%, 3/01/17	6,135	6,795,801

		9,819,741

Texas–9.1%
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	11,040	11,618,165
Tarrant Regional Water District Series 2012A 5.00%, 3/01/17	6,115	6,767,409
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 3.50%, 1/01/19	4,975	5,014,352

		23,399,926

Virginia–2.9%
County of Fairfax VA Series 2011A 5.00%, 4/01/17	1,385	1,537,475
Dullles Town Center Community Development Authority Series 2012 3.00%, 3/01/15	1,100	1,104,191
Virginia Commonwealth Transportation Board Series 2012 5.00%, 5/15/15	1,745	1,797,472
Virginia Commonwealth Transportation Board (Commonwealth of Virginia Fed Hwy Grant) Series 2013 5.00%, 9/15/15	3,000	3,138,360

		7,577,498

Principal Amount (000)		U.S. $ Value

Wisconsin–4.2%
State of Wisconsin Series 20141 5.00%, 5/01/16	$10,000	$10,727,700

Total Municipal Obligations (cost $236,490,211)		236,207,301

CORPORATES-INVESTMENT GRADE–5.6%
Financial Institutions–4.1%
Banking–3.2%
Bank of America Corp. 4.50%, 4/01/15	1,680	1,712,693
Capital One Bank USA NA 1.20%, 2/13/17	1,850	1,845,971
Citigroup, Inc. 4.58%, 12/15/15	750	783,450
JPMorgan Chase & Co. 3.15%, 7/05/16	2,453	2,538,745
Morgan Stanley 5.37%, 10/15/15	1,300	1,361,479

		8,242,338

Finance–0.9%
General Electric Capital Corp. 2.15%, 1/09/15	2,370	2,381,952

Industrial–1.5%
Technology–1.5%
International Business Machines Corp. 0.55%, 2/06/15	2,350	2,352,359
Cisco Systems, Inc. 1.10%, 3/03/17	1,476	1,475,014

		3,827,373

Total Corporates—Investment Grade (cost $14,432,184)		14,451,663

SHORT-TERM INVESTMENTS–1.5%
Time Deposit–1.5%
State Street Time Deposit 0.01%, 10/01/14 (cost $3,875,224)	3,875	3,875,224

Total Investments—98.7% (cost $254,797,619)		254,534,188

Other assets less liabilities—1.3%		3,365,580

Net Assets—100.0%		$257,899,768

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

(a)	Security is in default and is non-income producing.
(b)	Illiquid security.
(c)	Non-income producing security.
(d)	Variable rate coupon, rate shown as of September 30, 2014.
(e)	Floating Rate Security. Stated interest rate was in effect at September 30, 2014.
(f)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2014 and the aggregate market value of this security amounted to $6,330,337 or 2.45% of net assets.

As of September 30, 2014, the Fund held 6.3% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

COP—Certificate of Participation

NATL—National Interstate Corporation

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

September 30, 2014

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–93.2%
Long-Term Municipal Bonds–93.2%
California–82.5%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 4.00%, 4/01/16	$1,080	$1,133,222
Bay Area Toll Authority Series 2007F 5.00%, 4/01/17 (Pre-refunded/ETM)	1,305	1,450,743
California State Public Works Board Series 2012F 4.00%, 10/01/15 (Pre-refunded/ETM)	1,055	1,096,103
City & County of San Francisco CA Series 2013A 5.00%, 6/15/15	2,475	2,559,299
City of Los Angeles CA Wastewater System Revenue Series 2013B 4.00%, 6/01/16	3,160	3,350,864
City of Riverside CA Electric Revenue Series 2013A 4.00%, 10/01/16	2,285	2,438,803
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2012B 4.00%, 3/01/16	1,620	1,704,580
East Bay Municipal Utility District Water System Revenue Series 2013A 5.00%, 6/01/16	2,000	2,154,240
Los Angeles County Sanitation Districts Financing Authority Series 2013A 5.00%, 10/01/16	1,825	1,993,521
Los Angeles Unified School District/CA
Series 2014A
5.00%, 7/01/17	1,315	1,477,626
NATL Series 2002
5.75%, 7/01/16	725	792,889
Metropolitan Water District of Southern California 2012E-2 3.00%, 7/01/35	1,000	1,020,360
Sacramento City Unified School District/CA Series 2013A 4.00%, 8/01/15	1,040	1,071,959

4	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value
Sacramento Municipal Utility District Series 2013C 5.00%, 8/15/16	$2,300	$2,498,812
San Francisco Bay Area Rapid Transit District Series 2012A 3.00%, 7/01/15	1,000	1,021,350
Southern California Public Power Authority Series 2011 5.00%, 7/01/15	1,000	1,036,220
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2012A 5.00%, 7/01/16	2,255	2,435,535
State of California Series 2013B 5.00%, 9/01/15	1,815	1,895,114
State of California Department of Water Resources PWR Series 2010M 5.00%, 5/01/15	1,430	1,470,040
University of California NATL Series 2005E 5.00%, 5/15/15	1,000	1,030,010

		33,631,290

Florida–0.3%
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(a)(b)(c)	105	56,794
Lake Ashton II Community Development District Series 2006B 5.00%, 11/01/11(b)(c)	190	62,700

		119,494

Illinois–1.3%
State of Illinois Series 2012 5.00%, 8/01/15	510	528,758
Town of Cortland IL Special Service Areas No 9 & 10 Series 2007 5.125%, 3/01/14(b)(c)	110	5,500

		534,258

Louisiana–0.2%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(a)(b)(c)	200	0
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(b)(c)	200	50,000

Principal Amount (000)		U.S. $ Value
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(b)(c)	$130	$26,000

		76,000

New Jersey–5.1%
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	820	880,196
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	1,080	1,196,273

		2,076,469

New York–1.2%
County of Nassau NY Series 2014A 2.00%, 2/02/15	500	502,935

Puerto Rico–2.6%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana DE Puerto Rico, Inc.) Series 2012 5.00%, 10/01/15	1,015	1,037,553

Total Municipal Obligations (cost $38,517,718)		37,977,999

CORPORATES-INVESTMENT GRADE–5.6%
Financial Institutions–5.6%
Banking–5.6%
Bank of America Corp. 1.50%, 10/09/15	860	866,493
Capital One Bank USA NA 1.20%, 2/13/17	500	498,911
JPMorgan Chase & Co. 1.35%, 2/15/17	440	439,042
Morgan Stanley Series G 5.45%, 1/09/17	445	483,353

Total Corporates—Investment Grade (cost $2,288,916)		2,287,799

SHORT-TERM INVESTMENTS–0.1%
Time Deposit–0.1%
State Street Time Deposit 0.01%, 10/01/14 (cost $48,179)	48	48,179

Total Investments—98.9% (cost $40,854,813)		40,313,977

Other assets less liabilities—1.1%		436,451

Net Assets—100.0%		$40,750,428

Schedule of Investments—Short Duration California Municipal Portfolio	5

(a)	Fair valued by the Adviser.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.

As of September 30, 2014, the Fund held 4.5% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

September 30, 2014

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.0%
Long-Term Municipal Bonds–93.5%
New York–88.1%
City of New York NY
Series 2012A 5.00%, 8/01/16	$2,855	$3,092,821
Series 2013E 5.00%, 8/01/17	1,175	1,316,212
County of Nassau NY Series 2014A 2.00%, 3/16/15	2,865	2,887,805
County of Onondaga NY Series 2013 5.00%, 5/01/16	3,605	3,869,715
County of Westchester NY Series 2013B 5.00%, 7/01/16	2,610	2,820,862
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/16	1,000	1,097,740
Long Island Power Authority NATL Series 2006D 2.837%, 9/01/15(a)	2,050	2,069,824
Metropolitan Transportation Authority
Series 2012D 4.00%, 11/15/15	1,400	1,459,472
Series 2012H 5.00%, 11/15/17	1,350	1,525,959
AGM Series 2002B-1 0.309%, 11/01/22(a)(b)	2,575	2,479,182
Metropolitan Transportation Authority (Metropolitan Transportation Authority Service Contract) Series 2002A 5.75%, 1/01/17	3,600	4,016,124
Monroe County Industrial Development Agency (Rochester Schools Modernization State Lease) Series 2012A 5.00%, 5/01/15	1,500	1,542,090
Nassau County Interim Finance Authority Series 2012A 5.00%, 11/15/16	4,600	5,045,510
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 3.00%, 7/01/15–7/01/16	1,385	1,420,919

6	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2007C-1 5.00%, 11/01/15	$3,040	$3,198,050
Series 2009B 5.00%, 11/01/15	1,530	1,609,545
5.00%, 11/01/15 (Pre-refunded/ETM)	315	331,270
Series 2012E 5.00%, 2/01/17	4,830	5,331,161
New York Local Government Assistance Corp. Series 2009A 5.00%, 4/01/17	1,000	1,111,150
New York Power Authority/The NATL Series 2007C 5.00%, 11/15/14	1,000	1,005,850
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009A 5.00%, 3/15/17	3,700	4,103,966
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.424%, 4/01/34(a)(b)	2,325	2,210,970
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2012A 4.00%, 6/15/15	2,000	2,054,280
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.25%, 4/01/18	2,710	3,110,592
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/16	1,080	1,142,575
New York State Thruway Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 3/15/18	2,000	2,282,320
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/17	3,610	4,004,140
Port Authority of New York & New Jersey
Series 2012
3.00%, 10/01/14	3,000	3,000,000
Series 20131
4.00%, 6/01/16	1,580	1,675,163
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	565	563,525

Principal Amount (000)		U.S. $ Value

Tobacco Settlement Financing Corp/NY (Tobacco Settlement Financing Corp/NY State Lease) Series 2013B 5.00%, 6/01/20	$3,950	$4,246,368
Town of Hempstead NY Series 2012 4.00%, 8/15/15	1,315	1,358,947
Triborough Bridge & Tunnel Authority Series 2012A 5.00%, 11/15/16	1,000	1,096,850
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/18	2,170	2,343,188

		80,424,145

Colorado–1.6%
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/15	1,355	1,423,224

Florida–0.4%
Dupree Lakes Community Development District Series 2010 6.83%, 11/01/15	5	4,988
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(c)(d)(e)	135	73,021
New River Community Development District Series 2006B 5.00%, 5/01/13(c)(f)	65	1
Overoaks Community Development District
Series 2004B
5.125%, 5/01/09(c)(f)	45	22,500
Series 2010A-1
6.125%, 5/01/35(c)	20	20,259
Series 2010A-2
6.125%, 5/01/35(c)	50	50,147
Series 2010B
5.125%, 5/01/17(c)	70	70,257
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	140	139,119

		380,292

Illinois–1.1%
State of Illinois Series 2012 5.00%, 8/01/15	1,000	1,036,780
Town of Cortland IL Special Service Areas No 9 & 10 Series 2007 5.125%, 3/01/14(c)(e)	153	7,650

		1,044,430

Schedule of Investments—Short Duration New York Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

Louisiana–0.1%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(c)(d)(e)	$270	$0
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(c)(e)	255	63,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(e)	115	23,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(c)(e)	120	21,600

		108,350

New Jersey–2.2%
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/17	1,800	1,993,788

Total Long-Term Municipal Bonds (cost $85,827,499)		85,374,229

Short-Term Municipal Notes–3.5%
New York–3.5%
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2012A 0.04%, 12/01/35(g) (cost $3,200,000)	3,200	3,200,000

Total Municipal Obligations (cost $89,027,499)		88,574,229

CORPORATES-INVESTMENT GRADE–3.3%
Financial Institutions–1.9%
Banking–1.0%
Bank of America Corp. 4.50%, 4/01/15	420	428,173
Morgan Stanley 5.375%, 10/15/15	455	476,518

		904,691

Finance–0.9%
General Electric Capital Corp. 2.15%, 1/09/15	803	807,050

Industrial–1.4%
Technology–1.4%
Cisco Systems, Inc. 1.10%, 3/03/17	503	502,664

Principal Amount (000)		U.S. $ Value

International Business Machines Corp. 0.55%, 2/06/15	$805	$805,808

		1,308,472

Total Corporates—Investment Grade (cost $3,009,686)		3,020,213

SHORT-TERM INVESTMENTS–1.1%
Time Deposit–1.1%
State Street Time Deposit 0.01%, 10/01/14 (cost $990,314)	990	990,314

Total Investments—101.4% (cost $93,027,499)		92,584,756

Other assets less liabilities—(1.4)%		(1,305,390)

Net Assets—100.0%		$91,279,366

(a)	Variable rate coupon, rate shown as of September 30, 2014.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2014 and the aggregate market value of these securities amounted to $4,690,152 or 5.14% of net assets.
(c)	Illiquid security.
(d)	Fair valued by the Adviser.
(e)	Security is in default and is non-income producing.
(f)	Non-income producing security.
(g)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2014, the Fund held 8.5% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2014

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–92.1%
Long-Term Municipal Bonds–91.0%
Alabama–2.0%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	$18,230	$21,368,294
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	38,263,629
Series 2009B 5.00%, 5/01/16–5/01/17	33,390	36,342,570
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21–7/01/22	10,070	12,177,955
Birmingham Water Works Board Series 2010A 5.00%, 1/01/21–1/01/22	13,295	15,532,443

		123,684,891

Arizona–1.4%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,735,548
Arizona Department of Transportation State Highway Fund Revenue Series 2006 5.00%, 7/01/15	8,480	8,787,146
Series 2011A 5.00%, 7/01/24–7/01/25	17,210	20,258,812
Arizona School Facilities Board COP NATL Series 2005A-1 5.00%, 9/01/15	1,765	1,839,924
Arizona Transportation Board (Arizona Transportation Board Fed Hwy Grant) Series 2009A 5.00%, 7/01/15	16,810	17,417,682
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/20–7/01/21	7,225	8,467,154
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	22,781,607

Principal Amount (000)		U.S. $ Value
Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17	$1,460	$1,493,025
Salt Verde Financial Corp. (Citibank NA) Series 2007 5.25%, 12/01/21	1,430	1,682,223

		85,463,121

California–9.1%
California Econ Recovery Series 2009A 5.00%, 7/01/19–7/01/20	22,440	26,531,277
5.25%, 7/01/21	2,735	3,237,365
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,453,830
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22–5/15/23	24,415	28,949,513
Fremont Unified School District/Alameda County CA AGM Series 2005B 5.00%, 8/01/15 (Pre-refunded/ETM)	1,000	1,040,280
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,933,993
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,000	1,121,930
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22–5/01/23	10,380	12,067,327
Series 2011C 5.00%, 5/01/22	5,795	6,729,618
NATL Series 2006-32F 5.25%, 5/01/18	3,700	4,269,652
State of California Series 2005 5.00%, 5/01/17	15,395	15,814,668
Series 2006 5.00%, 3/01/16–10/01/16	10,110	10,873,774
Series 2008 5.00%, 4/01/18	5,000	5,714,800
Series 2009 5.25%, 10/01/20	5,085	6,083,185

Schedule of Investments—Diversified Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value
Series 2013 5.00%, 11/01/24–11/01/25	$43,465	$52,264,309
Series 2014 5.00%, 5/01/25–5/01/29	116,910	139,793,451
5.00%, 10/01/28(a)	13,555	16,113,100
State of California Department of Water Resources PWR Series 2010L 5.00%, 5/01/17–5/01/19	200,935	234,178,092

		570,170,164

Colorado–1.2%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/16–12/01/20	13,735	15,643,359
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21–11/15/23	19,685	22,681,623
Series 2011A 5.50%, 11/15/19	2,290	2,738,245
Series 2011B 4.00%, 11/15/14	6,640	6,670,942
Series 2012A 5.00%, 11/15/22–11/15/24	6,605	7,616,834
Metro Wastewater Reclamation District Series 2012A 5.00%, 4/01/23	3,435	4,135,637
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)	13,168	4,608,800
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	3,101,448
5.25%, 1/15/24–7/15/24	7,745	8,465,595
Todd Creek Village Metropolitan District No 1 Series 2004 4.75%, 12/01/09(b)(c)	1,852	926,072

		76,588,555

Connecticut–0.3%
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	4,042,450
Series 2014A 5.00%, 3/01/28	6,360	7,533,547
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22–1/01/24	8,575	10,216,978

		21,792,975

Principal Amount (000)		U.S. $ Value
Delaware–0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26–1/01/27(a)	$5,470	$6,477,027

District of Columbia–1.7%
District of Columbia Series 2013A 5.00%, 6/01/25–6/01/27	59,115	70,138,590
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,566,944
District of Columbia Water & Sewer Authority AGM Series 1998 6.00%, 10/01/16	1,635	1,809,095
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/14–10/01/18	11,050	12,208,461
Series 2010F-1 5.00%, 10/01/20	11,905	14,127,544
NATL Series 2005A 5.25%, 10/01/15	1,715	1,800,287

		106,650,921

Florida–6.0%
Brevard County School District COP Series 2013A 5.00%, 7/01/21–7/01/22	15,275	18,142,867
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,530	7,619,073
Series 2012A 5.00%, 6/01/22	27,105	31,760,826
Series 2012A-1 5.00%, 6/01/20–6/01/21	20,785	24,315,749
NATL Series 2007A 5.00%, 3/01/15–3/01/16	88,440	93,496,867
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,576,352
Collier County School Board COP AGM Series 2005 5.00%, 2/15/16	5,000	5,315,250
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,904,650
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	15,283,825
5.625%, 10/01/25	2,550	2,993,598

10	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value
Dupree Lakes Community Development District Series 2010 6.83%, 11/01/15	$25	$24,938
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(b)(c)(d)	985	532,787
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	9,033,714
Series 2012A 5.00%, 7/01/22	10,225	12,261,104
AMBAC Series 2007A 5.00%, 7/01/15	4,825	4,999,038
NATL Series 2007B 5.00%, 7/01/15	6,095	6,314,847
Florida State Board of Education (State of Florida) Series 2005A 5.00%, 1/01/16	4,840	4,945,367
Series 2013A 5.00%, 6/01/15	11,765	12,143,480
Series 2014A 5.00%, 6/01/22	3,545	4,302,460
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(b)(c)	3,545	1,276,200
JEA Electric System Revenue Series 2009G 5.00%, 10/01/19	2,695	3,160,022
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,685,770
Lake Ashton II Community Development District Series 2006B 5.00%, 11/01/11(b)(c)	6,810	2,247,300
Live Oak No 2 Community Development District Series 2010 7.36%, 11/01/20	30	31,861
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	11,765	11,919,239
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2004 6.75%, 11/15/14 (Pre-refunded/ETM)	6,990	7,043,334

Principal Amount (000)		U.S. $ Value
Miami-Dade County School Board Foundation, Inc. NATL Series 1997 5.00%, 2/15/15	$2,455	$2,498,625
Orange County School Board COP Series 2014A 5.00%, 8/01/28–8/01/29	46,355	53,424,395
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(e)	510	255,000
Series 2010A-1 6.125%, 5/01/35(c)	230	232,979
Series 2010A-2 6.125%, 5/01/35(c)	515	516,514
Series 2010B 5.125%, 5/01/17(c)	755	757,771
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	2,430	2,414,715
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,165,127
Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	2,350	2,679,682
State of Florida Series 2005A 5.00%, 1/01/15 (Pre-refunded/ETM)	160	163,467
Series 2009B 5.00%, 7/01/17	3,245	3,631,155
Series 2012B 5.00%, 7/01/18–7/01/19	10,935	12,637,055
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,428,984
Villages of Westport Community Development District Series 2005A 5.125%, 5/01/15(b)(c)(d)	865	269,534

		377,405,521

Georgia–3.0%
Athens-Clarke County Unified Government Series 2013 4.00%, 12/01/16	1,410	1,516,258
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	26,532,873
Series 2010C 5.00%, 1/01/18–1/01/19	9,260	10,640,512
5.25%, 1/01/20	6,500	7,746,505
5.50%, 1/01/21	7,500	9,156,600

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
5.75%, 1/01/22–1/01/23	$20,000	$24,690,220
5.875%, 1/01/24	2,925	3,677,076
Series 2014A 5.00%, 1/01/28	12,250	14,225,313
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/16–3/15/18	16,860	18,014,873
Municipal Electric Authority of Georgia Series 2010B 5.00%, 1/01/16–1/01/20	43,950	50,753,379
State of Georgia Series 2014A 5.00%, 2/01/17	17,595	19,442,299

		186,395,908

Guam–0.0%
Territory of Guam Series 2009A 5.75%, 11/15/14	890	894,254

Hawaii–0.4%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21–7/01/22	6,900	7,941,023
Series 2010A 5.00%, 7/01/24	16,500	18,960,480

		26,901,503

Illinois–3.7%
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	5,200	5,466,032
City of Chicago IL (City of Chicago IL Sales Tax) AGM Series 2005 5.00%, 1/01/16	5,000	5,176,900
City of Chicago IL Wastewater Transmission Revenue NATL Series 2004B 5.25%, 1/01/15	4,225	4,276,798
County of Du Page IL Series 1993 5.60%, 1/01/21	7,770	8,897,272
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B Zero Coupon, 1/01/19(f)	5,730	6,048,703
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20–12/01/22	33,375	40,068,169
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20–12/15/26	17,100	19,932,378

Principal Amount (000)		U.S. $ Value
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	$1,005	$1,207,166
NATL Series 2001B 5.50%, 6/01/17	1,025	1,153,320
NATL Series 2006A 5.00%, 7/01/16	5,285	5,686,924
State of Illinois Series 2006A 5.00%, 6/01/15	4,875	5,018,569
Series 2010 5.00%, 1/01/17–1/01/19	34,160	37,242,758
Series 2012 5.00%, 8/01/21–8/01/25	14,220	15,456,577
Series 2013 5.00%, 7/01/19–7/01/20	12,065	13,448,510
5.50%, 7/01/24	5,405	6,138,837
Series 2013A 5.00%, 4/01/23	4,390	4,819,518
Series 2014 5.00%, 5/01/22–5/01/27	16,005	17,459,473
AMBAC Series 2004 5.00%, 11/01/14	2,230	2,238,675
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	2,580	2,843,728
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(b)(c)	5,078	1,472,620
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 5.75%, 1/01/15	840	836,136
Village of Matteson IL Series 2010 8.00%, 12/01/29(g)	19,775	17,511,158
Will & Kendall Counties Community Consolidated School District 22 Plainfield NATL Series 2007A 5.00%, 1/01/16	7,415	7,823,566

		230,223,787

Indiana–0.2%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	6,560	7,074,435
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25–9/01/28	2,940	3,330,024

		10,404,459

12	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value
Kentucky–0.2%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) NATL Series 2007 5.00%, 9/01/16	$5,000	$5,421,400
Kentucky Turnpike Authority (Kentucky Turnpike Authority State Lease) Series 2012A 5.00%, 7/01/26	8,490	10,041,293

		15,462,693

Louisiana–1.0%
City of Lafayette LA Utilities Revenue Series 2013 5.00%, 11/01/21–11/01/22	7,720	9,218,366
City of New Orleans LA NATL Series 2005 5.25%, 12/01/20	5,845	6,130,295
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(b)(c)(d)	4,025	0
Lakeshore Villages Master Community Development District Series 2007 5.25%, 7/01/17(b)(c)	9,814	3,434,900
Louisiana Agricultural Finance Authority Series 2007 5.25%, 9/15/17	17,625	18,733,260
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21–10/01/25	8,415	9,597,653
Series 2010A 5.00%, 10/01/23	7,720	8,788,216
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/16–3/01/18	9,360	10,249,161
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(b)(c)	1,695	339,000

		66,490,851

Maryland–1.9%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	5,255,307
State of Maryland Series 20142 5.00%, 8/01/21	59,585	72,251,579

Principal Amount (000)		U.S. $ Value
Series 2014B 5.00%, 8/01/17–8/01/20	$32,380	$37,711,135
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	5,000	5,582,700

		120,800,721

Massachusetts–2.1%
Commonwealth of Massachusetts Series 2013B 5.00%, 8/01/17–8/01/20	69,345	79,782,535
Series 2014C 5.00%, 8/01/20	1,045	1,248,347
AGM Series 2006C 2.872%, 11/01/19(f)	1,815	1,904,171
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,237,496
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/15–7/01/17	8,515	9,128,057
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,556,189
Massachusetts School Building Authority Series 2012A 5.00%, 8/15/22–8/15/23	10,680	12,952,972
University of Massachusetts Building Authority AMBAC Series 20052 5.00%, 11/01/15 (Pre-refunded/ETM)	18,795	19,769,897

		129,579,664

Michigan–4.7%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/19–7/01/20	20,980	23,447,678
Michigan Finance Authority AGM Series 2014D2 5.00%, 7/01/24–7/01/27	54,305	61,941,443
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25–7/01/27	39,940	45,444,564
Michigan Finance Authority (Detroit City School District) Series 2014E 2.85%, 8/20/15	1,400	1,409,926

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	$4,990	$5,486,355
Michigan Finance Authority (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/16	94,115	101,701,610
Series 2012B 5.00%, 7/01/22	10,105	10,886,319
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2009I 5.00%, 10/15/14–10/15/15	13,645	13,971,074
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19–11/01/23	11,510	13,461,782
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	5,000	5,605,800
Wayne State University Series 2009A 5.00%, 11/15/21–11/15/23	14,100	15,929,774

		299,286,325

Minnesota–0.9%
Southern Minnesota Municipal Power Agency AMBAC Series 2002A 5.25%, 1/01/16	6,820	7,233,701
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	15,525,282
Series 2014B 4.00%, 8/01/17	14,400	15,762,096
Series 2014E 3.00%, 8/01/16	7,365	7,718,888
4.00%, 8/01/17	12,610	13,802,780

		60,042,747

Missouri–0.2%
Jackson County Public Building Corp. Series 2005 5.00%, 12/01/14 (Pre-refunded/ETM)	1,955	1,970,269
Springfield Public Utilities Board Series 2012 5.00%, 12/01/18–12/01/19	7,290	8,347,655

		10,317,924

Nevada–2.6%
Clark County School District Series 2008A 5.00%, 6/15/21	5,000	5,646,750

Principal Amount (000)		U.S. $ Value
Series 2013B 5.00%, 6/15/17	$6,780	$7,562,209
AGM Series 2005C 5.00%, 12/15/15 (Pre-refunded/ETM)	22,380	23,658,346
NATL Series 2005A 5.00%, 6/15/17	27,880	29,069,640
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	10,343,711
County of Clark NV AMBAC Series 1992A 6.50%, 6/01/17	1,760	2,014,038
AMBAC Series 2006 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,141,279
5.00%, 11/01/16	16,010	17,451,861
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	9,775,776
AMBAC Series 2007 5.00%, 7/01/15–7/01/16	14,320	14,899,260
County of Clark NV (McCarran Intl Airport) Series 2008A 5.25%, 7/01/17	16,695	18,746,315
State of Nevada Series 2008C 5.00%, 6/01/15	4,555	4,701,215
Series 2014A 5.00%, 4/01/21	15,215	18,196,836

		163,207,236

New Jersey–4.6%
Garden State Preservation Trust AGM Series 2005A 5.80%, 11/01/15 (Pre-refunded/ETM)	2,325	2,465,616
New Jersey Economic Development Authority Series 2008A 5.00%, 5/01/15–5/01/16	55,310	58,077,686
Series 2008W 5.00%, 3/01/15 (Pre-refunded/ETM)	2,325	2,371,128
Series 2014P 5.00%, 6/15/26	10,350	11,689,807
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25–6/15/26	4,500	5,369,830
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,244,313
5.50%, 1/01/26–1/01/27	2,000	2,336,740

14	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value
New Jersey State Turnpike Authority Series 2012B 5.00%, 1/01/26–1/01/27	$12,700	$14,817,176
Series 2014A 5.00%, 1/01/27–1/01/29	75,920	88,912,931
Series 2014C 5.00%, 1/01/24(a)	14,720	17,659,437
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,223,374
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19–9/15/21	43,890	50,452,533
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 6/15/20	3,960	4,525,726
NATL Series 2004B 5.25%, 12/15/14	14,605	14,753,679

		292,899,976

New Mexico–0.1%
State of New Mexico Severance Tax Permanent Fund Series 2010A 5.00%, 7/01/16 5,160		5,576,876

New York–15.7%
City of New York NY Series 2005J 5.00%, 3/01/15 (Pre-refunded/ETM)	1,490	1,519,442
5.00%, 3/01/17	865	881,868
Series 2007C 5.00%, 1/01/15–1/01/16	15,370	16,034,732
Series 2007D 5.00%, 2/01/15 (Pre-refunded/ETM)	6,025	6,120,918
5.00%, 2/01/15	2,775	2,819,456
Series 2007E 5.00%, 8/01/16	4,715	5,107,760
Series 2008B 5.00%, 9/01/15	10,000	10,441,400
Series 2008C 5.25%, 8/01/16	17,165	18,672,945
Series 2009C 5.00%, 8/01/17–8/01/22	18,190	21,025,627
Series 2010B 5.00%, 8/01/16–8/01/19	23,020	26,221,799
Series 2012A 5.00%, 10/01/16	10,090	11,008,997
Series 2012B 5.00%, 8/01/16	18,615	20,165,629
Series 2013B 5.00%, 8/01/19	34,575	40,435,808
Series 2013I 5.00%, 8/01/19	7,260	8,490,643
Series 2013J 5.00%, 8/01/16–8/01/20	19,535	22,611,404
Series 2014A 5.00%, 8/01/27	1,130	1,345,468

Principal Amount (000)		U.S. $ Value
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/16–11/15/28	$25,550	$28,408,385
Series 2012E 5.00%, 11/15/24	6,055	7,145,990
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	65,727,710
Series 2012H 5.00%, 11/15/26	6,065	7,080,281
Series 2013B 5.00%, 11/15/26	9,505	11,143,567
Series 2014A 5.00%, 11/15/26–11/15/27	8,245	9,638,116
Series 2014C 5.00%, 11/15/27	5,000	5,905,150
AGC Series 2003B 5.25%, 11/15/20	8,415	10,105,405
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,338,515
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22–11/01/25	34,430	41,046,944
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	27,835,557
Series 2012A 5.00%, 8/01/25	12,345	14,710,179
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	66,643,683
Series 2012E 5.00%, 11/01/21–11/01/22	22,135	26,820,517
New York State Dormitory Authority (City University of New York State Lease) Series 2008A 5.00%, 7/01/15–7/01/16	24,900	26,459,165
Series 2008B 5.00%, 7/01/15	8,870	9,188,610
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19–7/01/24	25,150	29,075,145
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,361,247
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19–3/15/21	13,865	16,144,333

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value
Series 2011E 5.00%, 8/15/21	$3,880	$4,675,749
Series 2012A 5.00%, 12/15/22	20,745	25,254,548
Series 2012B 5.00%, 3/15/21–3/15/22	54,800	65,763,218
Series 2013A 5.00%, 2/15/20	4,635	5,478,894
Series 2014C 5.00%, 3/15/27	2,015	2,404,822
New York State Thruway Authority AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	3,650	3,730,592
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	21,393,091
NATL Series 2005B 5.00%, 4/01/16	44,040	46,089,181
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,543,922
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17–4/01/18	47,425	52,878,487
New York State Thruway Authority (State of New York Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,301,020
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/16–3/15/26	71,295	83,818,518
Series 2013D 5.00%, 3/15/23	32,000	38,764,480
Port Authority of New York & New Jersey Series 20131 5.00%, 12/01/28	3,335	3,839,719

		986,618,636

North Carolina–1.5%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/22 (Pre-refunded/ETM)	1,720	2,204,507
Series 2009B 5.00%, 1/01/17	1,020	1,112,942

Principal Amount (000)		U.S. $ Value
Series 2012B 5.00%, 1/01/21	$13,255	$15,383,753
North Carolina Infrastructure Finance Corp. COP AGM Series 2006A 5.00%, 2/01/15	10,000	10,158,500
North Carolina Municipal Power Agency No 1 Series 2008A 5.25%, 1/01/15–1/01/16	47,955	49,494,517
Series 2008C 5.25%, 1/01/15–1/01/17	12,720	13,479,761

		91,833,980

Ohio–3.4%
City of Cincinnati OH Water System Revenue Series 2007A 5.00%, 12/01/15	5,780	6,103,680
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	3,145	3,401,506
City of Columbus OH Series 20131 5.00%, 7/01/16–7/01/20	9,165	10,426,462
Series 2014A 5.00%, 2/15/21	5,580	6,701,524
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(b)(c)	502	200,800
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	107,446,977
State of Ohio Series 2011A 5.00%, 8/01/20–8/01/21	57,430	68,762,748
University of Cincinnati Series 2010F 5.00%, 6/01/20–6/01/21	6,795	8,039,706
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,979,002

		214,062,405

Oklahoma–0.1%
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	3,680	4,136,173

Oregon–0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,549,930

16	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	$1,000	$1,047,270
Port of Portland OR (Portland Intl Airport) Series 2010 20C 5.00%, 7/01/23	1,405	1,612,069
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21–11/01/23	18,535	21,387,470

		34,596,739

Pennsylvania–4.0%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,782,539
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2008B 5.00%, 6/15/18	8,200	8,230,422
Central Bucks School District NATL Series 2007 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,200,236
5.00%, 5/15/16	2,955	3,172,813
City of Philadelphia PA Series 2013A 5.00%, 7/15/19–7/15/21	4,495	5,267,314
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	7,215,211
Series 2010D 5.00%, 6/15/19–6/15/20	18,065	20,840,598
Series 2011A 5.00%, 6/15/16–6/15/19	6,300	7,071,204
Commonwealth of Pennsylvania Series 2010A 5.00%, 2/15/17	4,220	4,657,783
Series 2014 5.00%, 6/15/17–7/01/17	25,140	28,065,763
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 3.00%, 1/01/15	2,900	2,920,677
5.00%, 1/01/16–7/01/19	28,850	32,667,719
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/15–6/01/20	54,525	60,727,101

Principal Amount (000)		U.S. $ Value
Philadelphia Parking Authority (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/15–9/01/20	$35,680	$40,176,023
5.125%, 9/01/22	9,080	10,270,025
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23–3/01/24	12,245	14,135,098

		249,400,526

Puerto Rico–0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/19 (Pre-refunded/ETM)	10,315	12,339,628

Rhode Island–0.4%
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,525,676
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,788,315
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,711,529
Rhode Island Economic Development Corp. (State of Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	8,826,231

		23,851,751

South Carolina–0.2%
Greenville County School District (Greenville County School District Lease) Series 2006 5.00%, 12/01/14–12/01/15	11,850	12,184,080
Newberry Investing IN Children’s Education (County of Newberry SC Lease) Series 2005 5.25%, 12/01/23–12/01/25	2,315	2,430,939

		14,615,019

Tennessee–0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc.(The)) Series 2006A 5.25%, 9/01/21	2,115	2,434,196

Texas–10.6%
Austin Independent School District Series 2014B 5.00%, 8/01/20–8/01/21	6,700	8,012,295

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	$1,000	$1,161,780
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,663,280
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/15–2/15/21	44,670	46,824,041
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,400,362
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,358,607
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23–5/15/28	24,850	29,819,957
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,690,491
City of San Antonio TX Water System Revenue Series 2011A 5.00%, 5/15/23–5/15/26	21,200	24,767,493
Series 2013E 5.00%, 5/15/25	3,000	3,572,940
City Public Service Board of San Antonio TX Series 2008 5.00%, 2/01/21	5,040	5,662,843
Series 2009D 5.00%, 2/01/20	47,315	54,550,410
Clear Creek Independent School District Series 2004A 5.00%, 2/15/16	1,280	1,361,805
Conroe Independent School District Series 2005A 5.00%, 2/15/15 (Pre-refunded/ETM)	1,575	1,603,161
5.00%, 2/15/16	4,685	4,767,878
County of Harris TX Series 2004A 5.25%, 10/01/14 (Pre-refunded/ETM)	14,000	14,000,000
Series 2010A 5.00%, 10/01/23–10/01/25	17,725	20,931,505
Series 2014A 5.00%, 10/01/17	4,820	5,437,683
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	6,131,010

Principal Amount (000)		U.S. $ Value
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/14–11/01/15	$8,915	$9,256,285
Series 2012F 5.00%, 11/01/21–11/01/25	17,905	20,676,553
Series 2014A 5.25%, 11/01/28	11,550	13,372,705
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	168,095	176,898,135
Harris County Flood Control District Series 2004A 5.25%, 10/01/14 (Pre-refunded/ETM)	7,175	7,175,000
Lower Colorado River Authority AGM Series 1999A 5.875%, 5/15/16	2,325	2,335,091
North Texas Tollway Authority Series 2011D 5.00%, 9/01/24	5,000	5,892,950
5.25%, 9/01/25–9/01/26	35,940	43,212,686
Retama Development Corp. Series 1993 8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	3,923,111
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,316,280
SA Energy Acquisition Public Facility Corp. (Goldman Sachs Group, Inc.(The)) Series 2007 5.25%, 8/01/15	1,880	1,939,953
Spring Independent School District Series 2011 5.00%, 8/15/20–8/15/21	8,365	9,932,674
State of Texas Series 2011 5.00%, 10/01/22–10/01/25	47,335	56,739,905
Series 2014 4.00%, 10/01/17	5,400	5,940,648
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	1,160	1,194,092
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,298,060
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17–1/01/18	28,250	30,109,332
Texas Public Finance Authority (Texas Public Finance Authority State Lease) AMBAC Series 2004A 5.00%, 2/01/15	5,000	5,018,950

18	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/16–4/01/24	$18,250	$19,791,179
Series 2014A 4.75%, 4/01/17	5,295	5,850,763

		667,591,893

Virginia–0.1%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	6,760	7,504,208

Washington–6.0%
Central Puget Sound Regional Transit Authority AMBAC Series 2005A 5.00%, 5/01/15 (Pre-refunded/ETM)	1,015	1,043,603
Chelan County Public Utility District No 1 Series 2011A 5.00%, 7/01/20	3,110	3,617,521
Series 2011B 5.00%, 7/01/21	5,000	5,808,250
5.25%, 7/01/22	3,670	4,292,689
City of Seattle WA Series 2014 5.00%, 5/01/16–5/01/17	9,675	10,527,092
City of Tacoma WA Electric System Revenue AGM Series 2007 5.00%, 1/01/15 (Pre-refunded/ETM)	4,450	4,502,510
5.00%, 1/01/15	16,495	16,690,796
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	1,435	1,564,609
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23	4,415	5,205,771
Energy Northwest AMBAC Series 2005A 5.00%, 7/01/15 (Pre-refunded/ETM)	5,040	5,220,634
Energy Northwest (Bonneville Power Administration) Series 2007A 5.00%, 7/01/16	5,450	5,890,305
Series 2007C 5.00%, 7/01/17	2,625	2,937,375
Series 2012A 5.00%, 7/01/18–7/01/21	92,585	107,945,934
Grant County Public Utility District No 2 Series 2011I 5.00%, 1/01/20–1/01/23	13,725	16,097,549

Principal Amount (000)		U.S. $ Value
Port of Seattle WA Series 2010B 5.00%, 6/01/22	$1,995	$2,297,622
Series 2010C 5.00%, 2/01/17	2,590	2,837,811
Snohomish County School District No 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,319,784
State of Washington Series 2008C 5.00%, 1/01/17	3,225	3,548,468
Series 2009R 5.00%, 1/01/17	5,810	6,392,743
Series 2010R 5.00%, 7/01/20	6,370	7,580,937
Series 2012 5.00%, 7/01/22–7/01/23	27,815	33,564,344
Series 2012R 5.00%, 7/01/17–7/01/24	31,260	36,844,264
Series 2014 4.00%, 7/01/17	17,610	19,232,233
Series 2014R 5.00%, 7/01/17	5,180	5,797,922
AGM Series 2006 5.00%, 7/01/15	5,405	5,600,769
AMBAC Series 2007C 5.00%, 1/01/16	7,770	8,227,264
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21–9/01/23	36,660	43,488,326
Series 2013C 5.00%, 9/01/19	6,060	7,104,441

		378,181,566

Wisconsin–0.9%
State of Wisconsin Series 20141 5.00%, 5/01/16	3,030	3,250,493
Series 20142 5.00%, 5/01/17	23,330	25,990,087
Series 2014B 5.00%, 5/01/17	3,610	4,021,612
Wisconsin Department of Transportation AGM Series 2005A 5.25%, 7/01/16	9,690	10,506,092
NATL Series 2007I 5.00%, 7/01/16–7/01/17	8,885	9,671,214
WPPI Energy Series 2014A 5.00%, 7/01/29(a)	1,000	1,158,700

		54,598,198

Total Long-Term Municipal Bonds (cost $5,489,056,362)		5,728,483,017

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value
Short-Term Municipal Notes–1.1%
Alaska–0.2%
City of Valdez AK (Exxon Mobil Corp.) Series 1993B 0.03%, 12/01/33(h)	$5,700	$5,700,000
Series 1993C 0.03%, 12/01/33(h)	5,475	5,475,000

		11,175,000

Connecticut–0.2%
Connecticut State Health & Educational Facility Authority (Yale University) Series 2001V-1 0.01%, 7/01/36(h)	8,260	8,260,000

Louisiana–0.1%
City of Baton Rouge/Parish of East Baton Rouge LA (Exxon Mobil Corp.) 0.03%, 11/01/19(h)	7,800	7,800,000

Mississippi–0.3%
County of Jackson MS (Chevron Corp.) 0.01%, 6/01/23(h)	12,500	12,500,000
Mississippi Business Finance Corp (Chevron USA, Inc.) Series 2007E 0.03%, 12/01/30(h)	7,000	7,000,000

		19,500,000

Texas–0.2%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) 0.03%, 11/01/41(h)	13,400	13,400,000

Wyoming–0.1%
County of Sublette WY (Exxon Mobil Corp.) 0.03%, 11/01/14(h)	8,000	8,000,000

Total Short-Term Municipal Notes (cost $68,135,000)		68,135,000

Total Municipal Obligations (cost $5,557,191,362)		5,796,618,017

CORPORATES-INVESTMENT GRADE–4.8%

Financial Institutions–3.3%
Banking–2.9%
Bank of America Corp. 1.50%, 10/09/15	33,318	33,569,551
4.50%, 4/01/15	18,940	19,308,572
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	1,571	1,574,229
Capital One Bank USA NA 1.20%, 2/13/17	4,905	4,894,317
Citigroup, Inc. 2.65%, 3/02/15	8,048	8,119,651

Principal Amount (000)		U.S. $ Value
4.587%, 12/15/15	$14,497	$15,143,566
6.01%, 1/15/15	15,000	15,236,460
JPMorgan Chase & Co. 1.35%, 2/15/17	41,328	41,237,946
1.875%, 3/20/15	1,875	1,887,788
3.15%, 7/05/16	3,950	4,088,072
Morgan Stanley 5.375%, 10/15/15	25,375	26,575,035
Series G 5.45%, 1/09/17	8,860	9,623,617

		181,258,804

Finance–0.4%
General Electric Capital Corp. 2.15%, 1/09/15	27,608	27,747,227

Industrial–1.5%
Capital Goods–0.2%
Caterpillar, Inc. 0.95%, 6/26/15	13,617	13,673,905

Communications-Telecommunications–0.4%
Verizon Communications, Inc. 2.50%, 9/15/16	21,530	22,096,067

Consumer Cyclical-Automotive–0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	12,630	13,064,472

Consumer Non-Cyclical–0.0%
Actavis, Inc. 1.875%, 10/01/17	2,807	2,782,809

Technology–0.7%
International Business Machines Corp. 0.55%, 2/06/15	14,866	14,880,926
Cisco Systems, Inc. 1.10%, 3/03/17	29,031	29,011,607

		43,892,533

		95,509,786

Total Corporates—Investment Grade (cost $303,120,598)		304,515,817

GOVERNMENTS-TREASURIES–1.6%
United States–1.6%
U.S. Treasury Notes 0.75%, 1/15/17 (cost $100,094,296)	100,000	99,937,500

SHORT-TERM INVESTMENTS–1.2%
Time Deposit–1.2%
State Street Time Deposit 0.01%, 10/01/14 (cost $74,103,986)	74,104	74,103,986

Total Investments—99.7% (cost $6,034,510,242)		6,275,175,320

Other assets less liabilities—0.3%		18,533,606

Net Assets—100.0%		$6,293,708,926

20	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

(a)	When-Issued or delayed delivery security.
(b)	Security is in default and is non-income producing.
(c)	Illiquid security.
(d)	Fair valued by the Adviser.
(e)	Non-income producing security.
(f)	Variable rate coupon, rate shown as of September 30, 2014.
(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2014, the Fund held 10.2% of net assets in insured bonds (of this amount 11.2% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

COP—Certificate of Participation

DOT—Department of Transportation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

UPMC—University of Pittsburgh Medical Center

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2014

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–94.6%
Long-Term Municipal Bonds–94.6%
California–83.3%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20–4/01/22	$2,000	$2,338,200
Bay Area Toll Authority Series 2006F 5.00%, 4/01/16	3,630	3,881,378
5.00%, 4/01/16 (Pre-refunded/ETM)	5,250	5,622,592
Series 2007F 5.00%, 4/01/16	3,570	3,817,223
Series 2009F-1 5.00%, 4/01/22	14,975	17,586,790
Series 2012 5.00%, 4/01/24–4/01/25	13,845	16,551,460
Series 2014A 1.00%, 4/01/47	15,455	15,491,628
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,649,975
California Econ Recovery Series 2009A 5.00%, 7/01/18–7/01/20	33,120	38,821,459
California Infrastructure & Economic Development Bank (Broad Collection/The) Series 2011A 5.00%, 6/01/21	20,650	25,039,983
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	4,000	4,358,400
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	185	193,945
California State Public Works Board (California State Public Works Board Lease) AMBAC Series 1993A 5.00%, 12/01/19	2,630	2,920,983
NATL Series 2006A 5.00%, 10/01/14	3,740	3,740,000

Schedule of Investments—California Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
California State Public Works Board NATL Series 2007B 5.00%, 6/01/15 (Pre-refunded/ETM)	$3,030	$3,128,505
NATL Series 2007C 5.00%, 9/01/16 (Pre-refunded/ETM)	1,575	1,716,593
Series 2009E 5.00%, 4/01/19 (Pre-refunded/ETM)	10,825	12,754,664
Series 2011G 5.00%, 12/01/21 (Pre-refunded/ETM)	1,545	1,887,357
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,078,930
Series 2014B 5.00%, 10/01/29	4,445	5,224,564
California State University AMBAC Series 2005B 5.00%, 11/01/14	3,575	3,589,443
Series 2010A 5.00%, 11/01/24	1,490	1,701,953
Series 2011A 5.25%, 11/01/26	5,500	6,502,870
Series 2012A 5.00%, 11/01/26	10,930	12,952,378
Series 2014A 5.00%, 11/01/28	16,650	20,057,589
California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	2,630	2,928,426
Series 2012E-1 5.00%, 4/01/44	1,000	1,113,470
Chaffey Community College District NATL Series 2005B 5.00%, 6/01/15 (Pre-refunded/ETM)	1,440	1,486,325
City & County of San Francisco CA Series 2013A 5.00%, 6/15/15	2,385	2,466,233
City of Industry CA Series 2009 5.00%, 7/01/17	3,655	4,069,769
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22–5/15/25	16,895	19,581,563
Series 2010B 5.00%, 5/15/21	6,500	7,686,315

Principal Amount (000)		U.S. $ Value
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	$2,765	$3,325,300
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/15–5/15/17	13,595	14,912,752
Series 2009A 5.25%, 5/15/23–5/15/24	15,955	18,807,197
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	30,663,200
Series 2010D 5.00%, 5/15/23	5,000	5,965,950
City of Riverside CA Electric Revenue Series 2013A 5.00%, 10/01/15	2,425	2,540,818
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,791,040
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28	2,000	2,296,640
Series 2011A 5.00%, 11/01/25	11,320	13,592,037
Contra Costa Water District Series 2012Q 5.00%, 10/01/20	5,315	6,381,030
Series 2013R 5.00%, 10/01/16	1,570	1,718,271
Cotati-Rohnert Park Unified School District NATL Series 2005 5.00%, 8/01/20	2,020	2,077,913
County of San Diego CA COP AMBAC Series 2005 5.00%, 2/01/15 (Pre-refunded/ETM)	2,000	2,031,980
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,297,971
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,626,093
Long Beach Unified School District Series 2009A 5.00%, 8/01/15–8/01/18	17,695	19,681,624

22	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2010A 5.00%, 8/01/25	$1,000	$1,159,450
Los Angeles County Metropolitan Transportation Authority Series 2010A 5.00%, 7/01/21	2,000	2,311,080
Los Angeles County Sanitation Districts Financing Authority Series 2013A 5.00%, 10/01/15	10,770	11,288,899
Los Angeles Department of Water & Power Pwr Series 2008A-2 4.00%, 7/01/16	10,050	10,680,034
Series 2012C 4.00%, 1/01/16	1,000	1,038,350
5.00%, 1/01/16	8,150	8,543,482
Series 2013A 5.00%, 7/01/21	1,505	1,829,794
Series 2014B 5.00%, 7/01/27	2,190	2,637,329
Series 2014C 5.00%, 7/01/26	11,725	14,348,000
Los Angeles Department of Water & Power Wtr Series 2012C 5.00%, 7/01/23	1,540	1,867,435
Los Angeles Unified School District/CA FGIC Series 2005A-1 5.00%, 7/01/20–7/01/22	13,485	13,958,160
NATL Series 2005A-2 5.00%, 7/01/20	11,000	11,390,830
Series 2014C 5.00%, 7/01/27	10,365	12,483,917
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21–8/01/22	2,100	1,740,889
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	7,600	8,484,716
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	895,062
5.75%, 7/01/21	1,775	2,102,257
Northern California Power Agency Series 2012A 5.00%, 7/01/25–7/01/27	3,980	4,618,749
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18–2/01/20	11,045	12,788,921
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,172,206

Principal Amount (000)		U.S. $ Value
Pittsburg Successor Agency Redevelopment Agency Series 1983 9.60%, 6/01/16 (Pre-refunded/ETM)	$1,000	$1,147,070
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	3,015,325
Series 2014A 5.00%, 8/01/26–8/01/27	2,565	3,035,950
Port of Oakland NATL Series 2007C 5.00%, 11/01/18	1,900	2,131,002
Series 2012P 5.00%, 5/01/22–5/01/25	16,945	19,546,401
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	2,000	2,243,860
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,681,261
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,463,157
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,420,814
Series 2013C 5.00%, 8/15/16	5,155	5,600,598
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24	1,000	1,135,980
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19–5/01/24	7,655	8,734,220
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18–5/15/21	35,520	41,124,688
San Diego Unified School District/CA NATL Series 2004D 5.50%, 7/01/19	10,140	12,098,338
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,441,988
Series 2009C-2 5.00%, 5/01/15–5/01/16	26,210	27,460,593
Series 2011 5.25%, 5/01/18	4,655	5,339,704

Schedule of Investments—California Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
Series 2011C 5.00%, 5/01/21	$3,900	$4,565,262
Series 2011S 5.00%, 5/01/25	3,000	3,481,860
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19–8/01/24	3,855	4,395,486
Santa Fe Springs Community Development Commission NATL Series 2002 5.375%, 9/01/17	560	560,672
Santa Rosa City Schools Series 2013 4.00%, 8/01/16	1,740	1,850,664
5.00%, 8/01/17	4,255	4,772,748
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19–11/01/20	5,520	6,515,995
Southern California Public Power Authority (Los Angeles Department of Water & Power Pwr) Series 2010 5.00%, 7/01/22	4,000	4,784,760
Series 2010-1 5.00%, 7/01/25	8,235	9,756,334
Series 2014A 5.00%, 7/01/30	1,000	1,184,570
State of California Series 2013 5.00%, 10/01/20–9/01/28	29,390	34,902,269
4.00%, 12/01/26	21,565	22,818,142
Series 2014 5.00%, 12/01/22–5/01/29	18,665	22,336,988
State of California Department of Water Resources Pwr AGM Series 2008H 5.00%, 5/01/17	21,050	23,501,904
Series 2008H 5.00%, 5/01/17	1,455	1,624,478
Series 2008K 5.00%, 5/01/18	23,145	26,672,992
Series 2010L 5.00%, 5/01/15–5/01/20	22,765	26,064,896
State of California Department of Water Resources Wtr NATL Series 2005AC 5.00%, 12/01/14 (Pre-refunded/ETM)	380	382,998
NATL Series 2005AH 5.00%, 12/01/14 (Pre-refunded/ETM)	60	60,478
Series 2013AM 5.00%, 12/01/14	3,000	3,024,180

Principal Amount (000)		U.S. $ Value
Series 2014A
5.00%, 12/01/27	$5,690	$6,920,406
Sweetwater Union High School District Series 2014 5.00%, 8/01/28–8/01/29	7,980	9,434,732
University of California AGM Series 2007J 5.00%, 5/15/16	5,935	6,172,400
5.00%, 5/15/15 (Pre-refunded/ETM)	395	410,824
Series 2009Q 5.25%, 5/15/22	3,510	3,973,566
Series 2010U 5.00%, 5/15/24	4,215	4,937,325
Series 2012G 5.00%, 5/15/25	10,000	12,054,600
Series 2014A 5.00%, 5/15/28	1,000	1,202,080
West Contra Costa Unified School District Series 2013A 4.00%, 8/01/15	4,535	4,678,215
Series 2013B 4.00%, 8/01/15	4,000	4,126,320

		932,779,432

Colorado–0.4%
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	2,082,823
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,878,679

		3,961,502

Florida–3.4%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	13,160	14,348,874
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,247,664
Dupree Lakes Community Development District Series 2010 6.83%, 11/01/15	30	29,926
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/15 (Pre-refunded/ETM)	4,000	4,143,360
5.00%, 7/01/16 (Pre-refunded/ETM)	13,080	14,129,539

24	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2004 6.75%, 11/15/14 (Pre-refunded/ETM)	$2,400	$2,418,312
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,512,256
New River Community Development District Series 2006B 5.00%, 5/01/13(b)(c)	405	4
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(e)	155	68,014

		37,897,949

Guam–0.1%
Guam Government Waterworks Authority Series 2005 5.50%, 7/01/15 (Pre-refunded/ETM)	995	1,034,591

Illinois–2.0%
State of Illinois Series 2012 5.00%, 8/01/18–8/01/23	12,445	13,824,365
Series 2014 5.00%, 5/01/28	4,735	5,096,801
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	3,948,263

		22,869,429

Louisiana–0.0%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(c)(d)(e)	3,200	0

New Jersey–2.6%
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 12/15/19–6/15/20	25,930	29,623,546

North Carolina–0.2%
North Carolina Eastern Municipal Power Agency Series 2009B 5.00%, 1/01/16	2,375	2,509,544

Principal Amount (000)		U.S. $ Value
Ohio–0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(c)(d)	$304	$121,600

Puerto Rico–1.0%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	5,470	5,722,331
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	5,555	5,588,719

		11,311,050

Texas–1.2%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	11,892,256
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/21	1,180	1,290,129

		13,182,385

Washington–0.4%
Tobacco Settlement Authority of Washington Series 2013 5.00%, 6/01/15	1,000	1,030,880
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014B-3 5.125%, 1/01/20(a)	2,925	2,947,054

		3,977,934

Total Municipal Obligations (cost $1,005,943,780)		1,059,268,962

CORPORATES-INVESTMENT GRADE–3.4%

Financial Institutions–3.2%
Banking–3.2%
American Express Credit Corp. 1.75%, 6/12/15	5,914	5,967,007
Bank of America NA 1.125%, 11/14/16	10,000	9,973,400
Capital One Financial Corp. 2.15%, 3/23/15	2,000	2,015,958
JPMorgan Chase & Co.
3.15%, 7/05/16	5,410	5,599,107
1.875%, 3/20/15	6,345	6,388,273
Morgan Stanley 1.75%, 2/25/16	5,788	5,849,735

		35,793,480

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
Industrial–0.2%
Consumer Cyclical-Automotive–0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	$2,475	$2,560,140

Total Corporates—Investment Grade (cost $38,185,432)		38,353,620

SHORT-TERM INVESTMENTS–0.6%
Time Deposit–0.6%
State Street Time Deposit 0.01%, 10/01/14 (cost $6,557,689)	6,558	6,557,689

Total Investments—98.6% (cost $1,050,686,901)		1,104,180,271

Other assets less liabilities—1.4%		15,268,897

Net Assets—100.0%		$1,119,449,168

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $7,305,454 or 0.7% of net assets.
(b)	Non-income producing security.
(c)	Illiquid security.
(d)	Security is in default and is non-income producing.
(e)	Fair valued by the Adviser.

As of September 30, 2014, the Fund held 10.5% of net assets in insured bonds (of this amount 8.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

NATL—National Interstate Corporation

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2014

Principal Amount (000)		U.S. $ Value
MUNICIPAL OBLIGATIONS–96.9%
Long-Term Municipal Bonds–96.9%
New York–80.2%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$14,547,551
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,210	5,137,168
City of New York NY Series 2004G 5.25%, 8/01/15	5	5,020
Series 2005J 5.00%, 3/01/15 (Pre-refunded/ETM)	2,895	2,952,205
5.00%, 3/01/16	1,665	1,697,817
Series 2007A-1 5.00%, 8/01/18	4,570	5,111,042
Series 2007C 5.00%, 1/01/16	4,410	4,667,235
Series 2007E 5.00%, 8/01/16	5,500	5,958,150
Series 2008A-1 5.00%, 8/15/16	4,400	4,774,308
Series 2008B-1 5.25%, 9/01/16	10,000	10,916,400
Series 2011A 5.00%, 8/01/26	14,275	16,706,889
Series 2011D-1 5.00%, 10/01/24	2,860	3,380,577
Series 2011E-3 5.00%, 8/01/23	6,855	8,089,311
Series 2012I 5.00%, 8/01/16	12,545	13,589,998
Series 2013B 5.00%, 8/01/20	10,000	11,823,400
Series 2013D 5.00%, 8/01/19	7,165	8,379,539
Series 2013F 5.00%, 3/01/17	2,675	2,956,303
Series 2013I 5.00%, 8/01/20	18,775	22,198,433
NATL Series 2004I 5.00%, 8/01/16	55	55,023
City of Yonkers NY Series 2011A 5.00%, 10/01/14–10/01/17	6,880	7,324,741
County of Albany NY Series 2012B 5.00%, 11/01/15	1,085	1,140,921

26	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value
County of Nassau NY
Series 2011A 5.00%, 4/01/21–4/01/22	$5,915	$6,813,579
Series 2012A 5.00%, 4/01/15	5,680	5,812,060
Series 2013A 5.00%, 4/01/18–4/01/20	8,660	9,873,793
Erie Cnty NY IDA (Buffalo NY SD)
Series 2011B 5.00%, 5/01/22	5,800	6,836,054
AGM Series 2008A 5.00%, 5/01/16	1,280	1,373,773
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,018,459
Housing Development Corp/NY Series 2013A 5.00%, 7/01/25	2,000	2,347,560
Long Island Power Authority Series 20102 5.00%, 5/01/15 (Pre-refunded/ETM)	6,450	6,630,987
NATL Series 2006F 5.00%, 5/01/15 (Pre-refunded/ETM)	1,780	1,829,947
5.00%, 5/01/15–5/01/16	22,910	23,973,059
Metropolitan Transportation Authority Series 2006B 5.00%, 11/15/16–11/15/17	6,645	7,280,757
Series 2010D 5.25%, 11/15/24	10,755	12,602,279
Series 2010G 5.00%, 11/15/21	9,305	10,875,219
5.25%, 11/15/22–11/15/26	33,880	39,602,351
Series 2011C 5.00%, 11/15/24	2,890	3,372,630
Series 2011D 5.00%, 11/15/22–11/15/25	11,775	13,814,160
AGM Series 2002B 0.312%, 11/01/22(a)(b)	15,325	14,754,420
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	16,962,924
NATL Series 2004A 5.25%, 11/15/15–11/15/16	13,150	14,341,063
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,326,321

Principal Amount (000)		U.S. $ Value
New York City Transitional Finance Authority Building Aid Revenue Series 2011S-1A 5.00%, 7/15/25	$4,420	$5,150,317
Series 2012S 5.00%, 7/15/25	7,390	8,746,435
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2007B 5.00%, 11/01/15	4,515	4,749,735
5.00%, 11/01/15 (Pre-refunded/ETM)	1,145	1,204,139
Series 2011A 5.00%, 11/01/15–11/01/20	10,410	11,113,405
Series 2011A-1 5.00%, 11/01/23	15,315	18,277,227
Series 2011B 5.00%, 2/01/20–2/01/24	15,135	17,840,695
Series 2011C 5.00%, 11/01/20	9,480	11,333,530
Series 2012B 5.00%, 11/01/16–11/01/24	14,330	16,880,041
Series 2012D 5.00%, 11/01/20–11/01/23	34,790	41,954,323
Series 2012E 5.00%, 11/01/15–2/01/26	14,225	16,512,604
Series 2013H 3.00%, 11/01/14	2,260	2,265,469
Series 2014A 5.00%, 8/01/27–8/01/29	6,655	7,920,781
Series 2014C 5.00%, 11/01/26	6,345	7,604,800
Series 2014D-1 5.00%, 2/01/28–2/01/29	9,535	11,282,529
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2008C 5.75%, 12/01/16	23,025	25,566,960
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,522,089
New York City Water & Sewer System Series 2006BB 5.00%, 6/15/16 (Pre-refunded/ETM)	2,210	2,384,015
5.00%, 6/15/20	16,775	18,116,832
Series 2008AA 5.00%, 6/15/18 (Pre-refunded/ETM)	11,675	13,440,610
5.00%, 6/15/21–6/15/22	9,810	11,207,479

Schedule of Investments—New York Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
Series 2010FF 5.00%, 6/15/25	$24,730	$28,736,260
Series 2011HH 5.00%, 6/15/26	9,055	10,601,503
Series 2014D 5.00%, 6/15/22–6/15/29	14,350	17,192,140
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(c)(d)	1,980	20
New York Local Government Assistance Corp. Series 2008A 5.00%, 4/01/19–4/01/20	16,145	18,438,057
New York Power Authority (The) NATL Series 2007C 5.00%, 11/15/16	6,245	6,849,828
New York State Dormitory Authority Series 2007 4.00%, 8/15/15 (Pre-refunded/ETM)	2,675	2,764,158
AGM Series 2007A 5.00%, 2/15/16 (Pre-refunded/ETM)	70	74,523
NATL Series 1998 5.20%, 2/15/16 (Pre-refunded/ETM)	1,000	1,066,630
New York State Dormitory Authority (Ithaca College) Series 2009 5.00%, 7/01/17	12,195	12,571,460
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,546,510
New York State Dormitory Authority (Mount Sinai School of Medicine) Series 2010A 5.00%, 7/01/19	4,390	5,006,663
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2008D 5.00%, 2/15/15–2/15/16	18,175	18,962,356
Series 2009A 5.00%, 7/01/22	6,050	7,022,114
AGM Series 2007A 5.00%, 2/15/16	3,760	3,997,632
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	1,000	1,173,210
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,390,965

Principal Amount (000)		U.S. $ Value
Series 2008C 5.00%, 3/15/16–3/15/18	$35,690	$39,934,612
Series 2009D 5.00%, 6/15/20	2,230	2,611,642
Series 2009G 5.00%, 3/15/18	7,840	8,946,694
Series 2010E 5.00%, 2/15/19	1,305	1,519,568
Series 2012A 5.00%, 12/15/21	5,875	7,090,596
Series 2012B 5.00%, 3/15/22	3,905	4,697,090
Series 2012D 5.00%, 2/15/22–2/15/25	22,135	26,406,591
Series 2014A 5.00%, 2/15/28–2/15/29	13,825	16,317,933
Series 2014C 5.00%, 3/15/28–3/15/29	14,485	17,181,205
AMBAC Series 2005D 5.00%, 3/15/15	1,760	1,798,702
New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	3,125	3,664,156
New York State Dormitory Authority (Wyckoff Heights Medical Center) NATL Series 1998 5.20%, 2/15/16	5,820	5,842,174
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.424%, 4/01/34(a)(b)	20,375	19,375,708
New York State Environmental Facilities Corp. NATL Series 2004A 5.00%, 12/15/14 (Pre-refunded/ETM)	1,060	1,070,452
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	6,870,121
Series 2007B 5.00%, 6/15/16	1,610	1,737,351
Series 2009A 5.25%, 6/15/24	7,300	8,555,819
New York State Thruway Authority AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	895	914,762
NATL Series 2005A 5.00%, 4/01/15 (Pre-refunded/ETM)	1,060	1,085,451

28	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.00%, 4/01/17	$21,620	$23,965,986
Series 2012A 5.00%, 4/01/21–4/01/25	26,070	30,868,442
AMBAC Series 2005B 5.50%, 4/01/20	9,020	10,894,897
NATL Series 2005B 5.00%, 4/01/16	10,335	10,815,888
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	5,952,221
Series 2013A 5.00%, 5/01/19	25,000	29,001,000
Series 2014J 5.00%, 1/01/26–1/01/27	33,860	39,993,675
New York State Thruway Authority (State of New York Pers Income Tax) Series 2007A 5.00%, 3/15/16	9,410	10,047,998
Series 2010A 5.00%, 3/15/25	5,425	6,356,907
AGM Series 2005A 5.00%, 3/15/18	1,035	1,057,377
AMBAC Series 2004A 5.00%, 3/15/15	10,170	10,393,638
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	4,030,697
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2007B 5.00%, 3/15/16	2,085	2,226,363
Series 2013C 5.00%, 3/15/20	9,915	11,747,292
AMBAC Series 2005A-1 5.00%, 12/15/20	6,265	6,616,654
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,266,800
Series 20131 5.00%, 12/01/23	10,480	12,424,354
Series 2014 5.00%, 9/01/27	7,500	8,763,600
NATL Series 2004 5.00%, 12/01/19	15,290	15,562,009
XLCA Series 2006 5.00%, 10/01/17–10/01/19	10,255	10,937,079

Principal Amount (000)		U.S. $ Value
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25–10/15/26(e)	$13,040	$16,109,159
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	1,565	1,560,915
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/16–7/01/17	2,900	3,182,261
Tompkins County Industrial Development Agency (Ithaca College) Series 2007 5.00%, 7/01/16	2,710	2,804,416
Triborough Bridge & Tunnel Authority Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	5,555	5,864,691
Series 2008A 5.00%, 5/15/18 (Pre-refunded/ETM)	2,150	2,477,918
Series 2008C 5.00%, 11/15/16	5,000	5,484,250
Series 2008D 5.00%, 11/15/15–11/15/16	22,595	24,411,301
Series 2011A 5.00%, 1/01/27	7,000	8,193,220
Series 2012B 5.00%, 11/15/19–11/15/23	28,235	34,031,499
Series 2013A 5.00%, 11/15/28	5,000	5,861,900
Series 2013B 5.00%, 11/15/22	7,525	9,145,584
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/16–9/01/21	16,590	18,378,863
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	665	649,858
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26–12/15/29	34,825	41,589,145

		1,372,609,954

Alabama–0.7%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,055	12,643,051

California–2.4%
California Econ Recovery Series 2009A 5.25%, 7/01/21	5,000	5,918,400

Schedule of Investments—New York Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value
5.00%, 7/01/18–7/01/20	$27,975	$32,521,327
Golden State Tobacco Securitization Corp. Series 2013A 5.00%, 6/01/19	1,225	1,437,207
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,479,309

		41,356,243

Colorado–0.1%
Todd Creek Village Metropolitan District No 1 Series 2004 5.60%, 12/01/14(d)	2,765	1,382,500

District of Columbia–0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19–10/01/21	5,795	6,738,936

Florida–5.5%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	32,755	35,714,087
Series 2010A-1 5.00%, 6/01/16	7,230	7,763,719
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16–10/01/17	4,805	5,253,572
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/20	1,680	2,008,927
Dupree Lakes Community Development District Series 2010 6.83%, 11/01/15	45	44,888
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(c)(d)(f)	2,060	1,114,254
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/15 (Pre-refunded/ETM)	13,660	14,149,574
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(c)(d)	955	343,800

Principal Amount (000)		U.S. $ Value
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2004 6.75%, 11/15/14 (Pre-refunded/ETM)	$3,300	$3,325,179
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(d)(g)	185	92,500
Series 2010A-1 6.125%, 5/01/35(d)	75	75,971
Series 2010A-2 6.125%, 5/01/35(d)	190	190,559
Series 2010B 5.125%, 5/01/17(d)	285	286,046
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	1,125	1,117,924
Polk County School District (Polk County School District Sales Tax) AGM Series 2007 5.00%, 10/01/16	2,690	2,908,078
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	18,779,138
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(f)	160	70,208
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,179,360

		94,417,784

Georgia–0.4%
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	6,975	7,584,685

Guam–0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,625	1,770,275

Illinois–1.6%
Illinois Finance Authority (Park Place of Elmhurst) Series 2010D-3 6.25%, 8/15/15	375	341,629
State of Illinois Series 2012 5.00%, 8/01/15–8/01/25	24,765	26,211,700
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(c)(d)	1,307	379,030

30	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

Principal Amount (000)		U.S. $ Value
Town of Cortland IL Special Service Areas No 9 & 10 Series 2007
5.125%, 3/01/14(c)(d)	$2,545	$127,250
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 5.75%, 1/01/15	420	418,068

		27,477,677

Indiana–0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18–10/15/21	10,745	12,553,043

Louisiana–0.1%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(c)(d)	1,515	378,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(d)	1,155	231,000
Whispering Spring Community Development District
Series 2006 5.20%, 10/01/21(c)(d)	1,500	270,000

		879,750

Michigan–0.2%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	2,985	3,342,155

Nevada–0.5%
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,335,508

New Jersey–0.1%
New Jersey Transportation Trust Fund Authority Series 2011A 5.00%, 6/15/21	2,195	2,512,573

North Carolina–0.1%
North Carolina Eastern Municipal Power Agency Series 2009B 5.00%, 1/01/15	1,475	1,492,405

Ohio–0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(c)(d)	170	68,000

Pennsylvania–1.1%
Philadelphia Parking Authority (Philadelphia Airport Parking) Series 2009
5.00%, 9/01/16–9/01/21	14,925	16,741,254
5.25%, 9/01/23	2,345	2,657,307

		19,398,561

Principal Amount (000)		U.S. $ Value
Puerto Rico–0.7%
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	$7,460	$7,505,282
Puerto Rico Electric Power Authority NATL Series 2002KK 5.50%, 7/01/16	3,695	3,818,154

		11,323,436

Tennessee–1.2%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc.(The)) Series 2006A 5.25%, 9/01/21	17,375	19,997,235

Texas–0.0%
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	10	10,294

Washington–0.8%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,965,903

Total Municipal Obligations (cost $1,590,509,784)		1,658,859,968

CORPORATES-INVESTMENT GRADE–0.6%

Financial Institutions–0.3%
Banking–0.1%
Capital One Financial Corp. 2.15%, 3/23/15	1,500	1,511,969

Finance–0.2%
General Electric Capital Corp. 1.625%, 7/02/15	4,304	4,344,931

		5,856,900

Industrial–0.3%
Consumer Cyclical-Automotive–0.3%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	4,040	4,178,976

Total Corporates—Investment Grade (cost $9,936,544)		10,035,876

SHORT-TERM INVESTMENTS–2.4%
Time Deposit–2.4%
State Street Time Deposit 0.01%, 10/01/14 (cost $40,612,104)	40,612	40,612,104

Schedule of Investments—New York Municipal Portfolio	31

U.S. $ Value
Total Investments—99.9% (cost $1,641,058,432)	$1,709,507,948

Other assets less liabilities—0.1%	2,131,618

Net Assets—100.0%	$1,711,639,566

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2014 and the aggregate market value of these securities amounted to $34,130,128 or 1.99% of net assets.
(b)	Variable rate coupon, rate shown as of September 30, 2014.
(c)	Security is in default and is non-income producing.
(d)	Illiquid security.
(e)	When-Issued or delayed delivery security.
(f)	Fair valued by the Adviser.
(g)	Non-income producing security.

As of September 30, 2014, the Fund held 12.2% of net assets in insured bonds (of this amount 0.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

COP—Certificate of Participation

ETM—Escrowed to Maturity

NATL—National Interstate Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

32	Sanford C. Bernstein Fund, Inc.—2014 Annual Report

SCB–MU–1945–0914

ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

September 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 14, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Tax-Managed International and International Portfolios (each a “Portfolio”, and collectively, the “Portfolios”) for the annual reporting period ended September 30, 2014.

Investment Objective and Policies

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple research strategies as well as capitalization ranges. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s “bottom-up” fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and “bottom-up”, based largely on specific company and industry findings and taking into account broad economic forecasts. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns; the International Portfolio is managed without regard to tax considerations.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolio from a decline in value, sometimes within certain ranges.

The Tax-Managed International Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Portfolio with the highest cost basis. The Adviser may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Investment Results

The tables on pages 7 and 10 show the Portfolios’ performance compared to the benchmark, the MSCI EAFE Index (net) for the six- and 12-month periods ended September 30, 2014.

All share classes of both Portfolios underperformed the benchmark during both periods. During the 12-month period, underperformance was due primarily to stock selection in the industrial sector and an overweight to the consumer discretionary sector, which underperformed the benchmark. An overweight, and favorable stock selection in, the technology sector contributed to returns, as did stock selection in both the consumer discretionary and consumer staples sectors. During the six-month period, stock selection in the consumer discretionary, industrials and health care sectors detracted from performance. An overweight to the consumer discretionary sector, which lagged the benchmark, also detracted from performance. Stock selection in the financials, energy and technology sectors contributed to performance.

Country exposures, which result from the Portfolios’ “bottom-up” stock selection process, remained similar to the benchmark. Country exposures detracted during the 12-month period, driven primarily by an overweight to emerging markets and an underweight to Spain, while country exposures, specifically underweights to

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Germany and Australia, contributed to returns during the six-month period. Cash detracted modestly from performance in both periods.

The Portfolios utilized derivatives in the form of currency forwards for hedging purposes, which detracted from returns during both periods. In addition, the International Portfolio utilized Treasury futures for hedging purposes during the six-month period, which had an immaterial impact.

Market Review and Investment Strategy

Global equity markets posted gains for the 12-month period ended September 30, 2014, although in an uneven pattern and led decisively by U.S. stocks. Fueling the strong performance of U.S. stocks were continuing signs of gathering economic strength and a strongly accommodative stance by the U.S. Federal Reserve. In Europe and Japan, economies were weaker, albeit also accompanied by stimulus from the central banks. Stocks in all regions, including emerging markets, exhibited more volatility in the final quarter of the period, exacerbated by geopolitical turmoil. While the Blend Strategies Team (the “Team”) is alert to downside risks, the Team continues to believe that equities overall are fairly to attractively valued. Corporate earnings and balance sheets are strong. In the Team’s view, the environment continues to be favorable for active managers, as company and industry news continues to drive individual stock price movements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. & Canada. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and lack of liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1- year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Disclosures and Risks

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio*
Class A	-4.03%	1.18%

Class B†	-4.38%	0.51%

Class C	-4.40%	0.47%

MSCI EAFE Index (net)	-2.03%	4.25%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended September 30, 2014 by 0.00% and 0.01%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Tax-Managed International Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.18%	-3.11%
5 Years	2.30%	1.42%
10 Years	1.93%	1.49%

Class B Shares
1 Year	0.51%	-3.49%
5 Years	1.53%	1.53%
10 Years(a)	1.32%	1.32%

Class C Shares
1 Year	0.47%	-0.53%
5 Years	1.57%	1.57%
10 Years	1.20%	1.20%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)

		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-3.11%
5 Years		1.42%
10 Years		1.49%

Class B Shares
1 Year		-3.49%
5 Years		1.53%
10 Years(a)		1.32%

Class C Shares
1 Year		-0.53%
5 Years		1.57%
10 Years		1.20%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.93%, 2.84% and 2.68% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
Returns

Class A Shares
1 Year	-3.35%
5 Years	1.40%
10 Years	1.04%

Class B Shares
1 Year	-3.35%
5 Years	1.69%
10 Years(a)	0.95%

Class C Shares
1 Year	-0.59%
5 Years	1.69%
10 Years	0.87%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)

Class A Shares
1 Year	-1.32%
5 Years	1.34%
10 Years	1.87%

Class B Shares
1 Year	-1.83%
5 Years	1.40%
10 Years(a)	1.75%

Class C Shares
1 Year	0.01%
5 Years	1.42%
10 Years	1.66%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	-3.93%	1.23%

Class B*	-4.28%	0.52%

Class C	-4.30%	0.49%

MSCI EAFE Index (net)	-2.03%	4.25%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.23%	-3.04%
5 Years	2.46%	1.57%
10 Years	2.05%	1.61%

Class B Shares
1 Year	0.52%	-3.48%
5 Years	1.62%	1.62%
10 Years(a)	1.43%	1.43%

Class C Shares
1 Year	0.49%	-0.50%
5 Years	1.72%	1.72%
10 Years	1.32%	1.32%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-3.04%
5 Years		1.57%
10 Years		1.61%

Class B Shares
1 Year		-3.48%
5 Years		1.62%
10 Years(a)		1.43%

Class C Shares
1 Year		-0.50%
5 Years		1.72%
10 Years		1.32%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.15%, 2.97% and 2.88% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$959.70	$5.70	1.16%
Hypothetical**	$1,000	$1,019.25	$5.87	1.16%
Class B
Actual	$1,000	$956.20	$9.02	1.84%
Hypothetical**	$1,000	$1,015.84	$9.30	1.84%
Class C
Actual	$1,000	$956.00	$9.12	1.86%
Hypothetical**	$1,000	$1,015.74	$9.40	1.86%

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$960.70	$5.90	1.20%
Hypothetical**	$1,000	$1,019.05	$6.07	1.20%
Class B
Actual	$1,000	$957.20	$9.27	1.89%
Hypothetical**	$1,000	$1,015.59	$9.55	1.89%
Class C
Actual	$1,000	$957.00	$9.32	1.90%
Hypothetical**	$1,000	$1,015.54	$9.60	1.90%
*	Expenses are equal to each Class annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Expense Example

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,755.1

*	All data are as of September 30, 2014. The Portfolio’s country and sector breakdowns are expressed as a percentage of a Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,536.0

*	All data are as of September 30, 2014. The Portfolio’s country and sector breakdowns are expressed as a percentage of a Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for additional detail).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.5%
Financials – 21.7%
Banks – 7.4%
Aozora Bank Ltd.	3,967,000	$13,414,064
Banca Popolare dell’Emilia Romagna SC(a)	88,540	700,104
Banca Popolare di Milano Scarl(a)	856,150	685,841
Bank Hapoalim BM	2,341,940	13,204,916
Bank of Georgia Holdings PLC	30,630	1,216,608
Bank of Montreal	107,900	7,941,602
Bank of Queensland Ltd.	58,845	598,932
Chiba Bank Ltd. (The)	155,000	1,078,246
Danske Bank A/S	1,038,580	28,153,541
DGB Financial Group, Inc.	70,630	1,122,784
Hang Seng Bank Ltd.	1,152,200	18,504,041
KBC Groep NV(a)	369,750	19,628,566
Liberbank SA(a)	845,990	817,337
Lloyds Banking Group PLC(a)	12,069,555	15,015,340
Mitsubishi UFJ Financial Group, Inc.	4,056,200	22,859,582
Resona Holdings, Inc.	4,220,300	23,808,321
Seven Bank Ltd.	2,818,200	11,485,169
Societe Generale SA	720,680	36,760,358
SpareBank 1 SR Bank ASA	155,540	1,476,942
Toronto-Dominion Bank (The)	237,470	11,719,244
UniCredit SpA	5,571,340	43,767,818
Westpac Banking Corp.	131,671	3,696,461

		277,655,817

Capital Markets – 2.9%
3i Group PLC	173,010	1,071,486
Daiwa Securities Group, Inc.	3,992,000	31,659,252
Deutsche Bank AG (REG)	666,025	23,255,930
GAM Holding AG(a)	50,690	873,200
UBS AG (REG)(a)	2,940,067	51,106,645

		107,966,513

Consumer Finance – 0.1%
Aeon Thana Sinsap Thailand PCL	166,000	573,385
Aeon Thana Sinsap Thailand PCL (NVDR)	43,000	148,527
Credito Real SAB de CV	280,800	794,490
International Personal Finance PLC	106,070	836,682

		2,353,084

Diversified Financial Services – 1.6%
Cerved Information Solutions SpA(a)	2,565,090	15,823,369
Chailease Holding Co., Ltd.	326,960	793,146
Challenger Ltd./Australia	126,530	787,385
IG Group Holdings PLC	1,079,221	10,380,384
ORIX Corp.	2,407,800	33,240,748

		61,025,032

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 6.1%
Admiral Group PLC	1,937,870	$40,188,835
AIA Group Ltd.	7,606,200	39,253,638
Anadolu Hayat Emeklilik AS	301,911	609,394
BB Seguridade Participacoes SA	343,800	4,522,668
Direct Line Insurance Group PLC	2,534,830	12,064,242
Gjensidige Forsikring ASA	547,490	11,580,823
Lancashire Holdings Ltd.	1,504,010	15,604,647
Muenchener Rueckversicherungs AG	235,910	46,537,367
Prudential PLC	1,631,300	36,265,982
Suncorp Group Ltd.	626,810	7,704,355
Topdanmark A/S(a)	164,660	4,982,249
Tryg A/S	90,010	9,338,081

		228,652,281

Real Estate Investment Trusts (REITs) – 0.1%
Allied Properties Real Estate Investment Trust	22,170	676,611
Concentradora Fibra Hotelera Mexicana SA de CV	407,810	711,136
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	570,970	597,818
Granite Real Estate Investment Trust (Toronto)	40,610	1,396,756
Vastned Retail NV	19,650	899,436

		4,281,757

Real Estate Management & Development – 3.5%
Aeon Mall Co., Ltd.	29,100	555,904
Altus Group Ltd./Canada	40,490	711,137
Ayala Land, Inc.	5,322,800	4,147,568
CA Immobilien Anlagen AG(a)	45,870	913,366
CIFI Holdings Group Co., Ltd.	3,856,000	719,899
Corp. Inmobiliaria Vesta SAB de CV	230,330	495,628
Country Garden Holdings Co., Ltd.	17,428,000	6,573,432
Countrywide PLC	137,825	1,006,658
Daito Trust Construction Co., Ltd.	255,900	30,260,841
GAGFAH SA(a)	63,290	1,176,544
Global Logistic Properties Ltd.	21,417,000	45,459,878
Hang Lung Group Ltd.	696,200	3,431,508
Kaisa Group Holdings Ltd.	2,329,000	890,446
Lend Lease Group	2,079,990	26,115,972
Mitsubishi Estate Co., Ltd.	309,000	6,964,025
Nexity SA	19,230	710,025
Quintain Estates & Development PLC(a)	694,850	1,003,958
UOL Group Ltd.	216,752	1,121,945
Wing Tai Holdings Ltd.(a)	479,000	662,103

		132,920,837

		814,855,321

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 18.9%
Auto Components – 2.8%
Cie Generale des Etablissements Michelin – Class B	261,839	$24,662,815
Halla Visteon Climate Control Corp.	22,630	1,096,092
Linamar Corp.	21,570	1,113,216
Plastic Omnium SA	515,900	12,318,360
Sumitomo Electric Industries Ltd.	1,814,900	26,867,439
Sumitomo Rubber Industries Ltd.	70,700	1,005,713
Valeo SA	340,770	37,864,504

		104,928,139

Automobiles – 2.3%
Great Wall Motor Co., Ltd. – Class H	2,822,500	10,938,437
Honda Motor Co., Ltd.	913,900	31,355,757
Toyota Motor Corp.	436,700	25,695,053
Volkswagen AG (Preference Shares)	92,480	19,097,861

		87,087,108

Distributors – 0.2%
Inchcape PLC	791,470	8,230,619

Diversified Consumer Services – 1.1%
Estacio Participacoes SA	1,811,800	18,830,433
G8 Education Ltd.	200,860	898,181
Kroton Educacional SA	3,267,200	20,528,867
TAL Education Group (ADR)(a)	50,300	1,757,482

		42,014,963

Hotels, Restaurants & Leisure – 3.4%
Flight Centre Travel Group Ltd.	22,490	841,216
Galaxy Entertainment Group Ltd.	1,879,000	10,909,519
Jollibee Foods Corp.	249,510	1,089,721
Melco International Development Ltd.	5,791,000	13,452,855
Merlin Entertainments PLC(b)	2,467,544	14,021,337
NagaCorp Ltd.	690,000	495,481
Sands China Ltd.	3,259,200	17,002,605
Sodexo	287,988	28,171,395
Tatts Group Ltd.	4,735,543	13,037,727
Whitbread PLC	106,103	7,129,680
William Hill PLC	2,479,025	14,814,659
Yum! Brands, Inc.	98,470	7,087,871

		128,054,066

Household Durables – 0.1%
Berkeley Group Holdings PLC	25,980	943,580
Rinnai Corp.	10,300	854,565
Techtronic Industries Co.	263,000	760,082

		2,558,227

Internet & Catalog Retail – 0.4%
Just Eat PLC(a)	2,477,341	11,847,618
Qunar Cayman Islands Ltd. (ADR)(a)	33,845	935,814
Stabilus SA(a)	15,558	485,369

		13,268,801

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Products – 0.0%
Merida Industry Co., Ltd.	111,300	$774,957

Media – 2.5%
British Sky Broadcasting Group PLC	403,300	5,752,324
Cineplex, Inc.	109,860	4,064,021
Havas SA	172,700	1,334,082
Liberty Global PLC – Series C(a)	610,330	25,032,685
Mediaset Espana Comunicacion SA(a)	74,270	921,730
Metropole Television SA	54,060	873,308
Naspers Ltd. – Class N	234,320	25,663,541
Reed Elsevier PLC	726,400	11,612,965
Thomson Reuters Corp.	425,460	15,499,592
TV Asahi Holdings Corp.	59,600	939,903

		91,694,151

Multiline Retail – 1.7%
B&M European Value Retail SA(a)	6,606,891	29,454,597
Canadian Tire Corp., Ltd. – Class A	59,010	6,046,161
Debenhams PLC	1,171,330	1,104,460
Dollarama, Inc.	16,820	1,426,760
Harvey Norman Holdings Ltd.	438,230	1,391,388
Next PLC	97,860	10,474,444
Poundland Group PLC(a)	2,790,990	14,288,731

		64,186,541

Specialty Retail – 1.6%
Fielmann AG	37,800	2,315,991
JUMBO SA(a)	84,379	1,067,064
L’Occitane International SA	309,250	709,045
Matas A/S	76,620	1,759,357
Mr. Price Group Ltd.	68,230	1,281,356
Shimamura Co., Ltd.	127,200	11,693,866
Sports Direct International PLC(a)	2,529,581	25,275,700
United Arrows Ltd.	12,600	465,876
WH Smith PLC	57,020	997,526
World Duty Free SpA(a)	84,350	961,403
Yamada Denki Co., Ltd.	4,934,100	14,401,808

		60,928,992

Textiles, Apparel & Luxury Goods – 2.8%
Brunello Cucinelli SpA	32,070	665,241
Cie Financiere Richemont SA	531,576	43,451,616
Eclat Textile Co., Ltd.	168,561	1,530,435
Global Brands Group Holding Ltd.(a)	28,400,000	6,290,914
Hugo Boss AG	117,002	14,585,849
Li & Fung Ltd.	20,194,000	22,938,122
Nan Liu Enterprise Co., Ltd.	171,000	769,480
Samsonite International SA	4,709,300	15,131,913

		105,363,570

		709,090,134

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 13.6%
Aerospace & Defense – 2.7%
Airbus Group NV	836,853	$52,604,935
BAE Systems PLC	531,490	4,045,528
FACC AG(a)	66,350	673,779
MTU Aero Engines AG	8,840	752,093
Saab AB – Class B	54,900	1,345,459
Safran SA	432,240	28,023,713
Senior PLC	321,380	1,392,920
Zodiac Aerospace	449,801	14,343,529

		103,181,956

Air Freight & Logistics – 0.1%
Oesterreichische Post AG	78,080	3,744,563

Airlines – 0.4%
Qantas Airways Ltd.(a)	11,081,872	13,461,613
Turk Hava Yollari(a)	249,230	708,599

		14,170,212

Building Products – 0.0%
Kingspan Group PLC	93,260	1,484,180

Commercial Services & Supplies – 2.0%
Babcock International Group PLC	2,199,366	38,809,486
Berendsen PLC	310,510	4,920,306
Edenred	1,004,332	24,747,767
Loomis AB – Class B	39,800	1,134,717
Regus PLC	1,265,211	3,467,275
Rentokil Initial PLC	715,490	1,362,065

		74,441,616

Construction & Engineering – 0.1%
China State Construction International Holdings Ltd.	812,000	1,205,058
UGL Ltd.(a)	218,030	1,162,410

		2,367,468

Electrical Equipment – 0.0%
TKH Group NV	37,530	1,206,862

Industrial Conglomerates – 0.6%
Toshiba Corp.	4,822,000	22,384,611

Machinery – 1.0%
Duerr AG	6,420	465,891
Fincantieri SpA(a)	466,151	387,412
IHI Corp.	233,000	1,207,485
JTEKT Corp.	1,499,200	25,128,837
Krones AG	12,680	1,099,706
KUKA AG	31,440	1,896,231
Melrose Industries PLC	216,418	866,242

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Morgan Advanced Materials PLC	245,300	$1,180,279
Nabtesco Corp.	48,800	1,169,037
Nachi-Fujikoshi Corp.	182,000	1,330,991
Pfeiffer Vacuum Technology AG	7,330	615,930
Vesuvius PLC	136,240	994,692

		36,342,733

Marine – 0.5%
Nippon Yusen KK	7,139,000	18,822,628
Pacific Basin Shipping Ltd.	1,522,000	821,169

		19,643,797

Professional Services – 4.4%
Applus Services SA(a)	936,262	12,351,695
Bureau Veritas SA	1,786,107	39,474,674
Capita PLC	3,217,597	60,572,578
Intertek Group PLC	1,134,630	48,085,087
Teleperformance	75,220	4,652,230
Yumeshin Holdings Co., Ltd.	99,000	764,539

		165,900,803

Road & Rail – 0.9%
Central Japan Railway Co.	198,600	26,788,896
ComfortDelGro Corp., Ltd.	1,845,000	3,465,707
Localiza Rent a Car SA	36,745	532,767
National Express Group PLC	227,952	875,752
Nippon Express Co., Ltd.	207,000	866,981

		32,530,103

Trading Companies & Distributors – 0.9%
Barloworld Ltd.	92,050	753,866
Brenntag AG	279,740	13,691,648
Bunzl PLC	129,998	3,382,487
Mitsubishi Corp.	716,300	14,669,998
Ramirent Oyj	69,210	543,008
Rexel SA	48,050	897,322

		33,938,329

		511,337,233

Consumer Staples – 9.1%
Beverages – 1.5%
Anheuser-Busch InBev NV	101,280	11,231,737
Asahi Group Holdings Ltd.	261,300	7,558,405
Britvic PLC	864,715	9,333,828
Carlsberg A/S – Class B	104,030	9,239,175
Cott Corp.	179,070	1,229,562
Diageo PLC	255,050	7,356,184
Heineken NV	148,590	11,097,298

		57,046,189

Food & Staples Retailing – 2.2%
Alimentation Couche-Tard, Inc. – Class B	399,720	12,780,904
Axfood AB	41,710	2,158,331

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Clicks Group Ltd.	116,010	$688,899
FamilyMart Co., Ltd.	27,800	1,060,953
Jean Coutu Group PJC, Inc. (The) – Class A	198,240	4,156,145
Koninklijke Ahold NV	1,810,834	29,291,437
Lenta Ltd. (GDR)(a)(b)	298,880	3,189,050
MARR SpA	61,660	955,527
Metro, Inc.	16,280	1,088,774
Olam International Ltd.	8,355,273	15,346,351
Sugi Holdings Co., Ltd.	90,400	3,796,169
Tsuruha Holdings, Inc.	114,400	6,363,238

		80,875,778

Food Products – 0.6%
Calbee, Inc.	40,200	1,313,902
Cermaq ASA	36,910	555,826
Glanbia PLC	84,445	1,219,477
Mayora Indah Tbk PT	429,700	1,075,104
Nestle SA	192,650	14,158,037
Salmar ASA	28,500	502,915
Unilever PLC	115,200	4,822,031

		23,647,292

Household Products – 0.8%
Henkel AG & Co. KGaA	78,912	7,358,819
Pigeon Corp.	21,300	1,206,954
Reckitt Benckiser Group PLC	232,007	20,058,777

		28,624,550

Personal Products – 0.3%
Cosmax, Inc.(a)	9,170	1,128,997
Kao Corp.	296,600	11,574,120

		12,703,117

Tobacco – 3.7%
British American Tobacco PLC	1,064,760	59,999,830
Imperial Tobacco Group PLC	554,650	23,880,974
Japan Tobacco, Inc.	1,682,500	54,673,556

		138,554,360

		341,451,286

Health Care – 8.4%
Biotechnology – 1.5%
Actelion Ltd. (REG)(a)	338,100	39,600,283
Basilea Pharmaceutica(a)	14,830	1,477,435
CSL Ltd.	113,150	7,335,037
Grifols SA (ADR)	119,838	4,209,909
Medy-Tox, Inc.	7,590	1,607,437
Taiwan Liposome Co., Ltd.(a)	106,000	830,568

		55,060,669

Health Care Equipment & Supplies – 0.1%
Ginko International Co., Ltd.	81,000	1,088,402
Sorin SpA(a)	496,250	1,212,694

		2,301,096

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.4%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	488,700	$1,197,070
Sonic Healthcare Ltd.	951,320	14,597,745

		15,794,815

Life Sciences Tools & Services – 1.3%
Eurofins Scientific SE	194,454	50,311,509
Horizon Discovery Group PLC(a)	192,580	499,522

		50,811,031

Pharmaceuticals – 5.1%
Almirall SA(a)	32,960	482,895
Astellas Pharma, Inc.	1,774,700	26,431,620
GlaxoSmithKline PLC	2,445,210	55,858,702
Kalbe Farma Tbk PT	4,965,000	691,312
Novartis AG	233,020	21,943,112
Novo Nordisk A/S – Class B	494,275	23,533,313
Richter Gedeon Nyrt	44,050	687,904
Roche Holding AG	211,770	62,536,300

		192,165,158

		316,132,769

Materials – 6.9%
Chemicals – 5.1%
Arkema SA	207,160	13,881,662
Chr Hansen Holding A/S	387,100	14,943,352
Denki Kagaku Kogyo KK	3,002,000	9,841,425
Essentra PLC	3,235,558	41,698,150
Fuchs Petrolub SE (Preference Shares)	26,900	1,016,900
Givaudan SA(a)	9,250	14,744,485
Hyosung Corp.	16,320	1,168,609
IMCD Group NV(a)	132,657	3,808,468
JSR Corp.	1,592,200	27,786,828
Kansai Paint Co., Ltd.	99,000	1,480,167
Koninklijke DSM NV	386,143	23,809,001
Lanxess AG	16,790	926,835
Mitsubishi Gas Chemical Co., Inc.	2,588,000	16,500,400
Nippon Shokubai Co., Ltd.	338,000	3,768,502
Potash Corp. of Saskatchewan, Inc.	421,150	14,554,944
Teijin Ltd.	402,000	971,329

		190,901,057

Construction Materials – 0.1%
Buzzi Unicem SpA	56,530	768,534
Cementos Pacasmayo SAA	305,660	547,956
Cemex Latam Holdings SA(a)	92,880	825,602
West China Cement Ltd.	6,778,000	635,547

		2,777,639

Containers & Packaging – 0.0%
Smurfit Kappa Group PLC	50,520	1,104,226

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 1.2%
BlueScope Steel Ltd.(a)	193,246	$914,957
Dowa Holdings Co., Ltd.	1,428,000	11,899,517
MMC Norilsk Nickel OJSC (ADR)	383,880	7,159,362
NV Bekaert SA	27,870	928,507
Rio Tinto PLC	475,260	23,287,666
Ternium SA (Sponsored ADR)	22,830	549,062
Western Areas Ltd.	242,960	916,573

		45,655,644

Paper & Forest Products – 0.5%
Mondi PLC	993,250	16,198,467

		256,637,033

Information Technology – 6.6%
Communications Equipment – 0.0%
Pace PLC	176,520	848,767

Electronic Equipment, Instruments & Components – 0.0%
Ju Teng International Holdings Ltd.	1,194,000	687,078

Internet Software & Services – 1.3%
Baidu, Inc. (Sponsored ADR)(a)	93,460	20,395,776
Telecity Group PLC	2,289,120	27,701,096

		48,096,872

IT Services – 1.2%
Alten SA	29,020	1,243,903
Amadeus IT Holding SA – Class A	509,740	19,029,241
Computacenter PLC	94,883	969,063
DH Corp.	106,300	3,138,837
Fujitsu Ltd.	853,000	5,249,845
Itochu Techno-Solutions Corp.	34,400	1,445,894
Obic Co., Ltd.	391,400	14,007,214
Wirecard AG	23,430	861,677

		45,945,674

Semiconductors & Semiconductor Equipment – 1.8%
Advanced Semiconductor Engineering, Inc.	9,170,000	10,711,055
ASM International NV	39,860	1,447,375
Hermes Microvision, Inc.	25,000	1,039,939
Kinsus Interconnect Technology Corp.	293,000	1,087,507
Novatek Microelectronics Corp.	2,746,000	13,552,018
Samsung Electronics Co., Ltd.	8,940	10,012,865
Sanken Electric Co., Ltd.	108,000	906,644
Sumco Corp.	1,423,000	17,255,614
Tokyo Electron Ltd.	165,600	10,793,018

		66,806,035

Software – 1.2%
Capcom Co., Ltd.	51,800	813,035
Constellation Software, Inc./Canada	15,330	3,853,066

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Dassault Systemes	169,470	$10,886,540
Open Text Corp.	80,750	4,466,684
Oracle Corp. Japan	314,300	12,267,635
SAP SE	121,981	8,803,327
SDL PLC(a)	146,980	822,055
UBISOFT Entertainment(a)	92,170	1,511,505

		43,423,847

Technology Hardware, Storage & Peripherals – 1.1%
Asustek Computer, Inc.	1,180,000	11,260,005
Casetek Holdings Ltd.	213,000	1,300,728
Catcher Technology Co., Ltd.	2,505,000	23,200,702
Samsung Electronics Co., Ltd. (GDR)(b)	4,200	1,782,638
Samsung Electronics Co., Ltd. (GDR) (London)(b)	10,190	5,686,964

		43,231,037

		249,039,310

Telecommunication Services – 6.0%
Diversified Telecommunication Services – 4.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	5,197,097	8,971,353
Hellenic Telecommunications Organization SA(a)	70,820	929,852
Nippon Telegraph & Telephone Corp.	493,900	30,628,856
Orange SA	2,314,970	34,545,390
Singapore Telecommunications Ltd.	2,576,000	7,730,716
Swisscom AG	34,910	19,788,128
Telenor ASA	913,940	20,058,677
Telstra Corp., Ltd.	3,851,220	17,868,811
TELUS Corp.	167,180	5,708,258
Vivendi SA(a)	567,042	13,692,809
Ziggo NV(a)	252,780	11,837,996

		171,760,846

Wireless Telecommunication Services – 1.4%
China Mobile Ltd.	1,161,500	13,577,301
StarHub Ltd.	1,056,000	3,408,332
Vodafone Group PLC	10,945,912	36,069,219

		53,054,852

		224,815,698

Energy – 3.6%
Energy Equipment & Services – 0.5%
Akastor ASA	981,470	3,951,853
Aker Solutions ASA(a)(b)	981,470	9,776,891
Deep Sea Supply PLC	330,400	450,159
Pason Systems, Inc.	138,750	3,878,979

		18,057,882

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 3.1%
Africa Oil Corp.(a)	72,690	$317,488
BG Group PLC	1,113,174	20,550,125
Gaztransport Et Technigaz SA	18,331	1,084,486
Gran Tierra Energy, Inc.(a)	81,360	449,679
JX Holdings, Inc.	7,870,900	36,290,824
KrisEnergy Ltd.(a)	919,000	565,510
Ophir Energy PLC(a)	119,750	445,146
Royal Dutch Shell PLC – Class B	174,995	6,918,248
Statoil ASA	313,310	8,530,108
Total SA	659,060	42,676,836

		117,828,450

		135,886,332

Utilities – 1.7%
Electric Utilities – 1.2%
EDP–Energias de Portugal SA	6,494,185	28,318,885
Elia System Operator SA/NV	106,733	5,126,113
Power Assets Holdings Ltd.	1,446,000	12,799,405

		46,244,403

Gas Utilities – 0.0%
ENN Energy Holdings Ltd.	124,000	811,284

Independent Power Producers & Energy Traders – 0.4%
APR Energy PLC	1,420,187	12,426,414
Electric Power Development Co., Ltd.	32,000	1,045,610
Huadian Fuxin Energy Corp., Ltd. – Class H	2,408,000	1,413,789

		14,885,813

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	110,400	892,130
Pennon Group PLC	78,390	1,001,823

		1,893,953

		63,835,453

Total Common Stocks (cost $3,296,104,608)		3,623,080,569

WARRANTS – 1.8%
Financials – 1.2%
Banks – 0.0%
FBN Holdings PLC, Merrill Lynch Intl & Co., expiring 1/20/16(a)	7,593,190	622,778

Thrifts & Mortgage Finance – 0.7%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,395,910	23,727,652

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – 0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	356,450	$5,382,870
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	2,081,596	6,924,648

		12,307,518

Real Estate Management & Development – 0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	2,717,076	8,544,962

		45,202,910

Information Technology – 0.2%
IT Services – 0.2%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	95,710	4,232,105
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	105,358	4,656,594

		8,888,699

Health Care – 0.2%
Pharmaceuticals – 0.2%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 12/19/18(a)	37,890	852,517
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	541,600	7,486,631

		8,339,148

Consumer Discretionary – 0.2%
Automobiles – 0.1%
Tata Motors Ltd., Merrill Lynch Intl & Co., expiring 8/31/18(a)	353,847	1,968,515

Textiles, Apparel & Luxury Goods – 0.1%
Titan Co., Ltd., JPMorgan Structured Products, expiring 8/24/16(a)	472,390	3,113,159

Auto Components – 0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, NA, expiring 11/05/18(a)	108,040	689,153

		5,770,827

Utilities – 0.0%
Multi-Utilities – 0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	15,820	825,542

		825,542

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 0.0%
Transportation Infrastructure – 0.0%
Adani Ports & Special Economic Zone Ltd., Merrill Lynch Intl & Co., expiring 11/07/18(a)	169,410	$761,900

Total Warrants (cost $52,794,361)		69,789,026

RIGHTS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
Country Garden Holdings Co., Ltd., expiring 10/08/14(a) (cost $0)	1,229,667	69,680

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.1%
Repurchase Agreements – 0.1%
State Street Bank & Trust Co. 0.00%, dated 9/30/14 due 10/01/14 in the amount of $2,912,427 (collateralized by $2,725,000 U.S. Treasury Notes, 3.625% due 8/15/19, value $2,973,656) (cost $2,912,427)	$2,912	2,912,427

Total Investments – 98.4% (cost $3,351,811,396)		3,695,851,702
Other assets less liabilities – 1.6%		59,269,454

Net Assets – 100.0%		$3,755,121,156

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	97,813	JPY	10,003,291	10/15/14	$(6,596,593)
Barclays Bank PLC	USD	60,431	EUR	47,482	1/15/15	(412,590)
BNP Paribas SA	AUD	129,803	USD	120,191	10/15/14	6,646,420
BNP Paribas SA	USD	89,119	JPY	9,732,067	10/15/14	(376,034)
Brown Brothers Harriman & Co.	USD	12,619	HKD	97,810	10/15/14	(22,966)
Citibank, NA	JPY	4,267,413	USD	42,056	10/15/14	3,142,991
Citibank, NA	USD	176,185	SEK	1,203,081	10/15/14	(9,469,638)
Credit Suisse International	CAD	8,840	USD	8,079	10/15/14	187,945
Credit Suisse International	NOK	698,753	USD	108,877	10/15/14	166,912
Credit Suisse International	SEK	705,137	USD	97,254	10/15/14	(459,454)
Credit Suisse International	USD	108,974	GBP	67,157	10/15/14	(114,212)

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	193,805	JPY	20,309,575	10/15/14	$(8,609,704)
Credit Suisse International	USD	49,690	NOK	309,503	10/15/14	(1,538,625)
Credit Suisse International	USD	56,854	NZD	65,526	10/15/14	(5,767,568)
Goldman Sachs Bank USA	BRL	101,073	USD	44,101	10/02/14	2,808,847
Goldman Sachs Bank USA	BRL	101,073	USD	41,237	10/02/14	(54,753)
Goldman Sachs Bank USA	USD	41,237	BRL	101,073	10/02/14	54,753
Goldman Sachs Bank USA	USD	44,961	BRL	101,073	10/02/14	(3,669,092)
Goldman Sachs Bank USA	JPY	42,541,267	USD	419,070	10/15/14	31,151,372
Goldman Sachs Bank USA	NZD	21,829	USD	18,091	10/15/14	1,072,667
Goldman Sachs Bank USA	USD	12,130	GBP	7,210	10/15/14	(443,002)
Goldman Sachs Bank USA	USD	41,953	JPY	4,255,096	10/15/14	(3,152,215)
HSBC Bank USA	CAD	86,870	USD	81,189	10/15/14	3,648,698
HSBC Bank USA	CHF	53,020	USD	59,453	10/15/14	3,911,447
HSBC Bank USA	HKD	1,321,170	USD	170,468	10/15/14	325,615
HSBC Bank USA	USD	12,415	HKD	96,213	10/15/14	(24,113)
HSBC Bank USA	USD	47,544	NZD	54,546	10/15/14	(5,018,206)
JPMorgan Chase Bank, NA	CHF	45,797	USD	50,374	10/15/14	2,399,055
Morgan Stanley & Co., Inc.	EUR	185,015	USD	243,191	10/15/14	9,488,479
Morgan Stanley & Co., Inc.	USD	65,961	CHF	60,579	10/15/14	(2,500,473)
Morgan Stanley & Co., Inc.	USD	120,189	EUR	89,986	10/15/14	(6,522,538)
Northern Trust Co.	USD	75,208	NOK	466,742	10/15/14	(2,593,490)
Royal Bank of Scotland PLC	NZD	98,243	USD	83,554	10/15/14	6,959,355
Royal Bank of Scotland PLC	USD	121,235	AUD	129,803	10/15/14	(7,690,215)
Royal Bank of Scotland PLC	GBP	44,313	USD	71,934	1/15/15	164,842
Standard Chartered Bank	GBP	47,770	USD	78,547	10/15/14	1,113,407
Standard Chartered Bank	HKD	94,684	USD	12,217	10/15/14	23,809
Standard Chartered Bank	KRW	34,954,281	USD	33,603	10/15/14	535,267
Standard Chartered Bank	USD	349,028	EUR	256,333	10/15/14	(25,239,552)
Standard Chartered Bank	USD	25,168	KRW	25,802,220	10/15/14	(757,614)
UBS AG	GBP	55,265	USD	94,572	10/15/14	4,989,472
UBS AG	USD	75,293	EUR	55,369	10/15/14	(5,353,735)

						$(17,595,029)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $64,392,944 or 1.7% of net assets.

Currency	Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
USD	– United States Dollar

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

Tax-Managed International Portfolio—Portfolio of Investments

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non Voting Depositary Receipt
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.4%
Financials – 21.9%
Banks – 7.4%
Aozora Bank Ltd.	1,625,000	$5,494,795
Banca Popolare dell’Emilia Romagna SC(a)	36,360	287,506
Banca Popolare di Milano Scarl(a)	352,340	282,251
Bank Hapoalim BM	962,660	5,427,912
Bank of Georgia Holdings PLC	13,320	529,064
Bank of Montreal	44,080	3,244,354
Bank of Queensland Ltd.	24,268	247,003
Chiba Bank Ltd. (The)	64,000	445,211
Danske Bank A/S	423,510	11,480,393
DGB Financial Group, Inc.	29,010	461,164
Hang Seng Bank Ltd.	482,600	7,750,434
KBC Groep NV(a)	150,650	7,997,413
Liberbank SA(a)	367,740	355,285
Lloyds Banking Group PLC(a)	4,927,992	6,130,754
Mitsubishi UFJ Financial Group, Inc.	1,661,100	9,361,484
Resona Holdings, Inc.	1,730,600	9,762,974
Seven Bank Ltd.	1,386,300	5,649,666
Societe Generale SA	293,789	14,985,554
SpareBank 1 SR Bank ASA	63,890	606,673
Toronto-Dominion Bank (The)	97,050	4,789,458
UniCredit SpA	2,267,270	17,811,417
Westpac Banking Corp.	53,500	1,501,930

		114,602,695

Capital Markets – 2.8%
3i Group PLC	75,210	465,791
Daiwa Securities Group, Inc.	1,629,000	12,919,069
Deutsche Bank AG (REG)	255,580	8,924,215
GAM Holding AG(a)	22,000	378,978
UBS AG (REG)(a)	1,200,163	20,862,213

		43,550,266

Consumer Finance – 0.1%
Aeon Thana Sinsap Thailand PCL	72,200	249,388
Aeon Thana Sinsap Thailand PCL (NVDR)	18,300	63,211
Credito Real SAB de CV	122,060	345,354
International Personal Finance PLC	46,110	363,716

		1,021,669

Diversified Financial Services – 1.7%
Cerved Information Solutions SpA(a)	1,050,024	6,477,324
Chailease Holding Co., Ltd.	143,010	346,917
Challenger Ltd./Australia	55,130	343,069
IG Group Holdings PLC	492,669	4,738,689
ORIX Corp.	987,700	13,635,637

		25,541,636

Insurance – 6.2%
Admiral Group PLC	789,252	16,368,032

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

AIA Group Ltd.	3,128,200	$16,143,834
Anadolu Hayat Emeklilik AS	131,235	264,892
BB Seguridade Participacoes SA	144,000	1,894,311
Direct Line Insurance Group PLC	1,035,780	4,929,680
Gjensidige Forsikring ASA	237,170	5,016,756
Lancashire Holdings Ltd.	651,040	6,754,775
Muenchener Rueckversicherungs AG	96,530	19,042,228
Prudential PLC	682,350	15,169,554
Suncorp Group Ltd.	262,406	3,225,330
Topdanmark A/S(a)	67,250	2,034,837
Tryg A/S	36,760	3,813,664

		94,657,893

Real Estate Investment Trusts (REITs) – 0.1%
Allied Properties Real Estate Investment Trust	9,170	279,861
Concentradora Fibra Hotelera Mexicana SA de CV	177,270	309,122
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	248,190	259,860
Granite Real Estate Investment Trust (Toronto)	16,790	577,482
Vastned Retail NV	8,110	371,218

		1,797,543

Real Estate Management & Development – 3.6%
Aeon Mall Co., Ltd.	11,900	227,328
Altus Group Ltd./Canada	17,600	309,114
Ayala Land, Inc.	2,179,200	1,698,050
CA Immobilien Anlagen AG(a)	19,700	392,268
CIFI Holdings Group Co., Ltd.	1,584,000	295,726
Corp. Inmobiliaria Vesta SAB de CV	102,980	221,594
Country Garden Holdings Co., Ltd.	7,092,000	2,674,936
Countrywide PLC	59,918	437,634
Daito Trust Construction Co., Ltd.	104,900	12,404,698
GAGFAH SA(a)	27,510	511,404
Global Logistic Properties Ltd.	8,647,833	18,355,953
Hang Lung Group Ltd.	291,800	1,438,256
Kaisa Group Holdings Ltd.	941,000	359,772
Lend Lease Group	954,630	11,986,159
Mitsubishi Estate Co., Ltd.	127,000	2,862,237
Nexity SA	8,360	308,674
Quintain Estates & Development PLC(a)	302,040	436,404
UOL Group Ltd.	89,797	464,804
Wing Tai Holdings Ltd.	198,000	273,687

		55,658,698

		336,830,400

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 18.9%
Auto Components – 2.8%
Cie Generale des Etablissements Michelin – Class B	109,464	$10,310,498
Halla Visteon Climate Control Corp.	9,840	476,604
Linamar Corp.	9,380	484,097
Plastic Omnium SA	211,756	5,056,186
Sumitomo Electric Industries Ltd.	742,800	10,996,272
Sumitomo Rubber Industries Ltd.	29,200	415,372
Valeo SA	139,202	15,467,367

		43,206,396

Automobiles – 2.2%
Great Wall Motor Co., Ltd. – Class H	778,000	3,015,095
Honda Motor Co., Ltd.	375,800	12,893,635
Toyota Motor Corp.	178,200	10,485,135
Volkswagen AG (Preference Shares)	37,920	7,830,784

		34,224,649

Distributors – 0.2%
Inchcape PLC	328,610	3,417,266

Diversified Consumer Services – 1.1%
Estacio Participacoes SA	742,800	7,720,083
G8 Education Ltd.	87,310	390,422
Kroton Educacional SA	1,339,600	8,417,137
TAL Education Group (ADR)(a)	21,900	765,186

		17,292,828

Hotels, Restaurants & Leisure – 3.4%
Flight Centre Travel Group Ltd.	9,780	365,811
Galaxy Entertainment Group Ltd.	767,000	4,453,220
Jollibee Foods Corp.	108,460	473,693
Melco International Development Ltd.	2,366,000	5,496,366
Merlin Entertainments PLC(b)	1,015,031	5,767,715
NagaCorp Ltd.	300,000	215,427
Sands China Ltd.	1,330,400	6,940,435
Sodexo	117,530	11,496,951
Tatts Group Ltd.	1,997,975	5,500,753
Whitbread PLC	43,304	2,909,849
William Hill PLC	858,593	5,130,954
Yum! Brands, Inc.	40,500	2,915,190

		51,666,364

Household Durables – 0.1%
Berkeley Group Holdings PLC	11,290	410,047
Rinnai Corp.	4,500	373,354
Techtronic Industries Co.	114,500	330,910

		1,114,311

Internet & Catalog Retail – 0.4%
Just Eat PLC(a)	1,018,312	4,869,968

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Qunar Cayman Islands Ltd. (ADR)(a)	14,713	$406,815
Stabilus SA(a)	6,392	199,413

		5,476,196

Leisure Products – 0.0%
Merida Industry Co., Ltd.	48,300	336,302

Media – 2.5%
British Sky Broadcasting Group PLC	166,360	2,372,816
Cineplex, Inc.	49,130	1,817,453
Havas SA	75,070	579,905
Liberty Global PLC – Series C(a)	260,540	10,686,048
Mediaset Espana Comunicacion SA(a)	32,280	400,612
Metropole Television SA	23,490	379,467
Naspers Ltd. – Class N	95,650	10,475,920
Reed Elsevier PLC	296,920	4,746,863
Thomson Reuters Corp.	174,730	6,365,448
TV Asahi Holdings Corp.	25,000	394,255

		38,218,787

Multiline Retail – 1.7%
B&M European Value Retail SA(a)	2,704,550	12,057,325
Canadian Tire Corp., Ltd. – Class A	26,860	2,752,074
Debenhams PLC	484,240	456,595
Dollarama, Inc.	7,310	620,072
Harvey Norman Holdings Ltd.	179,980	571,439
Next PLC	40,000	4,281,400
Poundland Group PLC(a)	1,140,710	5,839,970

		26,578,875

Specialty Retail – 1.7%
Fielmann AG	15,400	943,552
JUMBO SA(a)	36,675	463,795
L’Occitane International SA	123,250	282,586
Matas A/S	32,690	750,631
Mr. Price Group Ltd.	29,660	557,013
Shimamura Co., Ltd.	57,600	5,295,336
Sports Direct International PLC(a)	1,033,091	10,322,697
United Arrows Ltd.	5,600	207,056
WH Smith PLC	22,390	391,698
World Duty Free SpA(a)	34,640	394,819
Yamada Denki Co., Ltd.	2,017,300	5,888,160

		25,497,343

Textiles, Apparel & Luxury Goods – 2.8%
Brunello Cucinelli SpA	13,940	289,163
Cie Financiere Richemont SA	217,607	17,787,439
Eclat Textile Co., Ltd.	73,336	665,848
Global Brands Group Holding Ltd.(a)	11,628,000	2,575,730
Hugo Boss AG	50,404	6,283,526
Li & Fung Ltd.	8,118,000	9,221,139
Nan Liu Enterprise Co., Ltd.	74,000	332,992

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Samsonite International SA	2,009,900	$6,458,207

		43,614,044

		290,643,361

Industrials – 13.4%
Aerospace & Defense – 2.7%
Airbus Group NV	343,807	21,611,854
FACC AG(a)	27,530	279,565
MTU Aero Engines AG	3,680	313,089
Saab AB – Class B	22,930	561,956
Safran SA	176,950	11,472,321
Senior PLC	132,030	572,242
Zodiac Aerospace	183,981	5,866,898

		40,677,925

Air Freight & Logistics – 0.1%
Oesterreichische Post AG	31,890	1,529,381

Airlines – 0.3%
Qantas Airways Ltd.(a)	4,075,480	4,950,656
Turk Hava Yollari(a)	103,840	295,233

		5,245,889

Building Products – 0.1%
Kingspan Group PLC	40,540	645,171

Commercial Services & Supplies – 2.0%
Babcock International Group PLC	904,149	15,954,397
Berendsen PLC	126,810	2,009,417
Edenred	410,282	10,109,768
Loomis AB – Class B	17,300	493,231
Regus PLC	518,013	1,419,600
Rentokil Initial PLC	298,170	567,620

		30,554,033

Construction & Engineering – 0.1%
China State Construction International Holdings Ltd.	352,000	522,390
UGL Ltd.(a)	92,020	490,597

		1,012,987

Electrical Equipment – 0.0%
TKH Group NV	15,630	502,618

Industrial Conglomerates – 0.6%
Toshiba Corp.	1,971,000	9,149,745

Machinery – 1.0%
Duerr AG	2,700	195,935
Fincantieri SpA(a)	191,463	159,122
IHI Corp.	105,000	544,146
JTEKT Corp.	609,400	10,214,457
Krones AG	5,510	477,869

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

KUKA AG	13,250	$799,143
Melrose Industries PLC	94,076	376,552
Morgan Advanced Materials PLC	100,750	484,766
Nabtesco Corp.	21,800	522,234
Nachi-Fujikoshi Corp.	79,000	577,738
Pfeiffer Vacuum Technology AG	3,190	268,051
Vesuvius PLC	55,950	408,493

		15,028,506

Marine – 0.5%
Nippon Yusen KK	2,918,000	7,693,575
Pacific Basin Shipping Ltd.	628,000	338,826

		8,032,401

Professional Services – 4.4%
Applus Services SA(a)	386,040	5,092,857
Bureau Veritas SA	734,930	16,242,656
Capita PLC	1,321,542	24,878,568
Intertek Group PLC	458,296	19,422,369
Teleperformance	30,860	1,908,639
Yumeshin Holdings Co., Ltd.	43,000	332,073

		67,877,162

Road & Rail – 0.6%
Central Japan Railway Co.	51,300	6,919,790
ComfortDelGro Corp., Ltd.	753,000	1,414,459
Localiza Rent a Car SA	15,940	231,115
National Express Group PLC	99,095	380,706
Nippon Express Co., Ltd.	85,000	356,007

		9,302,077

Trading Companies & Distributors – 1.0%
Barloworld Ltd.	40,010	327,672
Brenntag AG	114,420	5,600,194
Bunzl PLC	53,089	1,381,351
Mitsubishi Corp.	384,100	7,866,462
Ramirent Oyj	28,440	223,134
Rexel SA	20,890	390,116

		15,788,929

		205,346,824

Consumer Staples – 9.3%
Beverages – 1.7%
Anheuser-Busch InBev NV	41,670	4,621,115
Asahi Group Holdings Ltd.	129,900	3,757,508
Britvic PLC	326,919	3,528,799
Carlsberg A/S – Class B	62,980	5,593,418
Cott Corp.	74,050	508,455
Diageo PLC	104,090	3,002,177
Heineken NV	60,710	4,534,066

		25,545,538

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Food & Staples Retailing – 2.2%
Alimentation Couche-Tard, Inc. – Class B	199,428	$6,376,639
Axfood AB	19,190	993,008
Clicks Group Ltd.	50,430	299,467
FamilyMart Co., Ltd.	12,100	461,781
Jean Coutu Group PJC, Inc. (The) – Class A	119,609	2,507,629
Koninklijke Ahold NV	739,725	11,965,541
Lenta Ltd. (GDR)(a)(b)	121,760	1,299,179
MARR SpA	26,800	415,312
Metro, Inc.	6,730	450,089
Olam International Ltd.	3,426,746	6,293,995
Sugi Holdings Co., Ltd.	37,900	1,591,536
Tsuruha Holdings, Inc.	37,300	2,074,727

		34,728,903

Food Products – 0.6%
Calbee, Inc.	17,500	571,972
Cermaq ASA	15,160	228,294
Glanbia PLC	36,716	530,219
Mayora Indah Tbk PT	177,067	443,019
Nestle SA	78,690	5,783,005
Salmar ASA	11,710	206,636
Unilever PLC	46,977	1,966,359

		9,729,504

Household Products – 0.8%
Henkel AG & Co. KGaA	32,205	3,003,229
Pigeon Corp.	9,300	526,980
Reckitt Benckiser Group PLC	95,023	8,215,464

		11,745,673

Personal Products – 0.3%
Cosmax, Inc.(a)	3,990	491,243
Kao Corp.	121,000	4,721,742

		5,212,985

Tobacco – 3.7%
British American Tobacco PLC	433,654	24,436,649
Imperial Tobacco Group PLC	222,590	9,583,821
Japan Tobacco, Inc.	686,800	22,317,859

		56,338,329

		143,300,932

Health Care – 8.5%
Biotechnology – 1.5%
Actelion Ltd. (REG)(a)	138,100	16,175,093
Basilea Pharmaceutica(a)	6,110	608,707
CSL Ltd.	46,350	3,004,675
Grifols SA (ADR)	48,922	1,718,630
Medy-Tox, Inc.	3,300	698,886
Taiwan Liposome Co., Ltd.(a)	46,000	360,435

		22,566,426

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 0.1%
Ginko International Co., Ltd.	35,000	$470,297
Sorin SpA(a)	203,720	497,834

		968,131

Health Care Providers & Services – 0.4%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	201,500	493,574
Sonic Healthcare Ltd.	390,680	5,994,878

		6,488,452

Life Sciences Tools & Services – 1.4%
Eurofins Scientific SE	79,520	20,574,383
Horizon Discovery Group PLC(a)	83,728	217,177

		20,791,560

Pharmaceuticals – 5.1%
Almirall SA(a)	13,540	198,374
Astellas Pharma, Inc.	726,400	10,818,689
GlaxoSmithKline PLC	998,749	22,815,555
Kalbe Farma Tbk PT	2,165,500	301,518
Novartis AG	95,240	8,968,595
Novo Nordisk A/S – Class B	202,017	9,618,389
Orion Oyj – Class B	6,020	235,055
Richter Gedeon Nyrt	18,350	286,562
Roche Holding AG	86,490	25,540,750

		78,783,487

		129,598,056

Materials – 6.7%
Chemicals – 5.0%
Arkema SA	103,821	6,956,980
Chr Hansen Holding A/S	159,020	6,138,702
Denki Kagaku Kogyo KK	1,490,000	4,884,651
Essentra PLC	1,331,748	17,162,859
Fuchs Petrolub SE (Preference Shares)	11,690	441,917
Givaudan SA(a)	3,170	5,052,975
Hyosung Corp.	6,800	486,920
IMCD Group NV(a)	54,049	1,551,700
JSR Corp.	643,700	11,233,753
Kansai Paint Co., Ltd.	43,000	642,901
Koninklijke DSM NV	134,935	8,319,891
Lanxess AG	7,300	402,972
Mitsubishi Gas Chemical Co., Inc.	1,061,000	6,764,654
Potash Corp. of Saskatchewan, Inc.	172,530	5,962,637
Teijin Ltd.	168,000	405,929

		76,409,441

Construction Materials – 0.1%
Buzzi Unicem SpA	23,310	316,903
Cementos Pacasmayo SAA	132,870	238,196

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cemex Latam Holdings SA(a)	40,370	$358,845
West China Cement Ltd.	2,808,000	263,295

		1,177,239

Containers & Packaging – 0.0%
Smurfit Kappa Group PLC	20,750	453,537

Metals & Mining – 1.1%
BlueScope Steel Ltd.(a)	79,373	375,806
Dowa Holdings Co., Ltd.	406,139	3,384,354
MMC Norilsk Nickel OJSC (ADR)	157,180	2,931,407
NV Bekaert SA	11,450	381,464
Rio Tinto PLC	194,110	9,511,360
Ternium SA (Sponsored ADR)	9,420	226,551
Western Areas Ltd.	101,230	381,893

		17,192,835

Paper & Forest Products – 0.5%
Mondi PLC	451,350	7,360,864

		102,593,916

Information Technology – 6.4%
Communications Equipment – 0.0%
Pace PLC	72,790	349,999

Electronic Equipment, Instruments & Components – 0.0%
Ju Teng International Holdings Ltd.	498,000	286,570

Internet Software & Services – 1.3%
Baidu, Inc. (Sponsored ADR)(a)	38,250	8,347,298
Telecity Group PLC	958,036	11,593,384

		19,940,682

IT Services – 1.1%
Alten SA	12,610	540,510
Amadeus IT Holding SA – Class A	208,800	7,794,769
Computacenter PLC	41,245	421,245
DH Corp.	43,540	1,285,654
Itochu Techno-Solutions Corp.	14,900	626,274
Obic Co., Ltd.	162,500	5,815,463
Wirecard AG	10,190	374,754

		16,858,669

Semiconductors & Semiconductor Equipment – 1.6%
Advanced Semiconductor Engineering, Inc.	3,738,000	4,366,186
ASM International NV	16,610	603,133
Hermes Microvision, Inc.	11,000	457,573
Kinsus Interconnect Technology Corp.	120,000	445,395
Novatek Microelectronics Corp.	1,131,000	5,581,694
Samsung Electronics Co., Ltd.	900	1,008,007
Sanken Electric Co., Ltd.	47,000	394,558

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sumco Corp.	581,800	$7,055,036
Tokyo Electron Ltd.	67,600	4,405,846

		24,317,428

Software – 1.2%
Capcom Co., Ltd.	21,600	339,026
Constellation Software, Inc./Canada	6,380	1,603,559
Dassault Systemes	69,380	4,456,884
Open Text Corp.	32,570	1,801,609
Oracle Corp. Japan	128,700	5,023,368
SAP SE	51,381	3,708,149
SDL PLC(a)	63,890	357,335
UBISOFT Entertainment(a)	38,400	629,726

		17,919,656

Technology Hardware, Storage & Peripherals – 1.2%
Asustek Computer, Inc.	479,000	4,570,799
Casetek Holdings Ltd.	89,000	543,496
Catcher Technology Co., Ltd.	765,000	7,085,244
Samsung Electronics Co., Ltd. (GDR) (London)(b)	11,020	6,150,181

		18,349,720

		98,022,724

Telecommunication Services – 6.0%
Diversified Telecommunication Services – 4.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,164,925	3,737,145
Hellenic Telecommunications Organization SA(a)	29,080	381,814
Nippon Telegraph & Telephone Corp.	203,600	12,626,109
Orange SA	1,022,480	15,258,068
Singapore Telecommunications Ltd.	1,284,000	3,853,354
Swisscom AG	12,820	7,266,795
Telenor ASA	402,700	8,838,249
Telstra Corp., Ltd.	1,585,650	7,357,066
TELUS Corp.	68,760	2,347,768
Vivendi SA(a)	231,755	5,596,370
Ziggo NV(a)	67,510	3,161,576

		70,424,314

Wireless Telecommunication Services – 1.4%
China Mobile Ltd.	477,000	5,575,870
StarHub Ltd.	443,000	1,429,821
Vodafone Group PLC	4,470,449	14,731,125

		21,736,816

		92,161,130

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 3.6%
Energy Equipment & Services – 0.4%
Akastor ASA	364,587	$1,467,997
Aker Solutions ASA(a)(b)	364,587	3,631,825
Deep Sea Supply PLC	138,226	188,328
Pason Systems, Inc.	50,280	1,405,658

		6,693,808

Oil, Gas & Consumable Fuels – 3.2%
Africa Oil Corp.(a)	31,600	138,019
BG Group PLC	455,796	8,414,376
Gaztransport Et Technigaz SA	7,964	471,160
Gran Tierra Energy, Inc.(a)	35,360	195,436
JX Holdings, Inc.	3,222,700	14,859,094
KrisEnergy Ltd.(a)	395,000	243,064
Ophir Energy PLC(a)	52,056	193,508
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	89,908	3,432,031
Statoil ASA	128,060	3,486,533
Total SA	267,480	17,320,426

		48,753,647

		55,447,455

Utilities – 1.7%
Electric Utilities – 1.2%
EDP–Energias de Portugal SA	2,628,289	11,461,055
Elia System Operator SA/NV	31,160	1,496,535
Power Assets Holdings Ltd.	678,500	6,005,807

		18,963,397

Gas Utilities – 0.0%
ENN Energy Holdings Ltd.	54,000	353,301

Independent Power Producers & Energy Traders – 0.4%
APR Energy PLC	602,804	5,274,441
Electric Power Development Co., Ltd.	13,100	428,047
Huadian Fuxin Energy Corp., Ltd. – Class H	1,046,000	614,129

		6,316,617

Water Utilities – 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo	46,000	371,721
Pennon Group PLC	32,210	411,643

		783,364

		26,416,679

Total Common Stocks (cost $1,372,357,395)		1,480,361,477

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 1.9%
Financials – 1.2%
Banks – 0.0%
FBN Holdings PLC, Merrill Lynch Intl & Co., expiring 1/20/16(a)	3,300,660	$270,713

Thrifts & Mortgage Finance – 0.7%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	586,810	9,974,585

Consumer Finance – 0.3%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	883,608	2,939,415
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	147,020	2,220,198

		5,159,613

Real Estate Management & Development – 0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	1,095,601	3,445,568

		18,850,479

Information Technology – 0.3%
IT Services – 0.3%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	34,950	1,545,419
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	49,965	2,208,344

		3,753,763

Health Care – 0.2%
Pharmaceuticals – 0.2%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 12/19/18(a)	16,420	369,447
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	222,800	3,079,803

		3,449,250

Consumer Discretionary – 0.2%
Automobiles – 0.1%
Tata Motors Ltd., Merrill Lynch Intl & Co., expiring 8/31/18(a)	145,517	809,537

Textiles, Apparel & Luxury Goods – 0.1%
Titan Co., Ltd., JPMorgan Structured Products, expiring 8/24/16(a)	193,510	1,275,276

Auto Components – 0.0%
Motherson Sumi Systems Ltd., JPMorgan Chase Bank, NA, expiring 11/05/18(a)	46,960	299,543

		2,384,356

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.0%
Multi-Utilities – 0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	6,876	$358,813

Industrials – 0.0%
Transportation Infrastructure – 0.0%
Adani Ports & Special Economic Zone Ltd., Merrill Lynch Intl & Co., expiring 11/07/18(a)	73,640	331,187

Total Warrants (cost $22,108,084)		29,127,848

RIGHTS – 0.0%
Financials – 0.0%
Real Estate Management & Development – 0.0%
Country Garden Holdings Co., Ltd., expiring 10/08/14(a) (cost $0)	500,067	28,336

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.1%
Repurchase Agreements – 0.1%
State Street Bank & Trust Co. 0.00%, dated 9/30/14 due 10/01/14 in the amount of $1,713,667 (collateralized by $1,605,000 U.S. Treasury Notes, 3.625% due 8/15/19, value $1,751,456) (cost $1,713,667)	$1,714	1,713,667

Total Investments – 98.4% (cost $1,396,179,146)		1,511,231,328
Other assets less liabilities – 1.6%		24,740,060

Net Assets – 100.0%		$1,535,971,388

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	66,241	SEK	469,108	12/15/14	$(1,245,746)
Barclays Bank PLC	KRW	15,257,810	USD	14,640	12/15/14	267,470
Barclays Bank PLC	USD	93,655	EUR	72,844	12/15/14	(1,600,736)
Barclays Bank PLC	USD	3,773	SEK	26,039	12/15/14	(165,451)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

International Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	36,983	JPY	4,036,801	12/15/14	$(152,112)
Credit Suisse International	CAD	5,269	USD	4,808	12/15/14	111,643
Credit Suisse International	NOK	304,375	USD	47,447	12/15/14	194,580
Credit Suisse International	SEK	292,282	USD	40,306	12/15/14	(189,502)
Credit Suisse International	USD	44,535	GBP	27,460	12/15/14	(47,329)
Credit Suisse International	USD	19,355	NOK	120,819	12/15/14	(598,223)
Goldman Sachs Bank USA	BRL	45,199	USD	19,722	10/02/14	1,256,093
Goldman Sachs Bank USA	USD	20,106	BRL	45,199	10/02/14	(1,640,787)
Goldman Sachs Bank USA	GBP	18,936	USD	30,538	12/15/14	(140,343)
Goldman Sachs Bank USA	JPY	5,015,103	USD	47,500	12/15/14	1,743,275
Goldman Sachs Bank USA	USD	28,959	NOK	183,556	12/15/14	(463,490)
HSBC Bank USA	USD	4,924	HKD	38,156	12/15/14	(10,492)
JPMorgan Chase Bank, NA	CHF	16,712	USD	18,392	12/15/14	874,260
Morgan Stanley & Co., Inc.	USD	3,512	CHF	3,223	12/15/14	(133,495)
Morgan Stanley & Co., Inc.	USD	45,197	EUR	33,830	12/15/14	(2,445,934)
Royal Bank of Scotland PLC	GBP	18,100	USD	29,391	12/15/14	66,944
Standard Chartered Bank	GBP	18,233	USD	29,964	12/15/14	424,256
Standard Chartered Bank	HKD	586,898	USD	75,737	12/15/14	163,899
Standard Chartered Bank	USD	5,034	HKD	39,017	12/15/14	(10,306)
Standard Chartered Bank	USD	10,580	KRW	10,874,966	12/15/14	(335,953)
UBS AG	CAD	36,075	USD	32,845	12/15/14	690,536

						$(3,386,943)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $29,402,496 or 1.9% of net assets.

Currency	Abbreviations:

BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR–	Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
KRW	– South Korean Won
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– United States Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non Voting Depositary Receipt
OJSC	– Open Joint Stock Company
PJSC	– Public Joint Stock Company
REG	– Registered Shares

See notes to financial statements.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2014

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities, at value	$3,695,851,702	$1,511,231,328
Foreign currencies, at value(a)	15,784,606	6,298,803
Cash	67,663,680	22,727,372
Receivables:
Foreign withholding tax reclaims	20,383,889	6,970,136
Investment securities sold and foreign currency transactions	11,433,884	4,731,660
Dividends and interest	9,834,010	4,029,111
Capital shares sold	1,400,659	1,406,203
Unrealized appreciation of forward currency exchange contracts	78,791,353	5,792,956

Total assets	3,901,143,783	1,563,187,569

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	45,132,257	15,663,643
Management fee	2,515,090	1,075,980
Foreign capital gains tax payable	9,779	4,298
Capital shares redeemed	939,462	800,008
Shareholder servicing fee	766,251	312,240
Transfer Agent fee	23,568	15,595
Distribution fee	751	3,111
Accrued expenses and other liabilities	249,087	161,407
Unrealized depreciation of forward currency exchange contracts	96,386,382	9,179,899

Total liabilities	146,022,627	27,216,181

Net Assets	$3,755,121,156	$1,535,971,388

Cost of investments	$3,351,811,396	$1,396,179,146

Net Assets Consist of:
Capital stock, at par	$235,660	$96,828
Additional paid-in capital	5,420,219,782	2,452,051,365
Undistributed net investment income	69,844,641	28,361,788
Accumulated net realized loss on investment and foreign currency transactions	(2,062,752,318)	(1,056,587,448)
Net unrealized appreciation/depreciation of:
Investments transactions†	344,030,527	115,047,884
Foreign currency denominated assets and liabilities	(16,457,136)	(2,999,029)

	$3,755,121,156	$1,535,971,388

(a)	Cost: $15,988,383 and $6,386,177 for the Tax-Managed International Portfolio and International Portfolio, respectively. (Note 1)

†	Net of accrued foreign capital gains taxes of $9,779, and $4,298, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Statement of Assets & Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$3,753,169,501
Shares of capital stock outstanding	235,536,026

Net asset value, offering and redemption price per share	$15.93

International Class Shares
Net Assets		$1,529,195,174
Shares of capital stock outstanding		96,393,692

Net asset value, offering and redemption price per share		$15.86

Class A Shares
Net Assets	$1,517,175	$4,312,270
Shares of capital stock outstanding	96,585	275,930

Net asset value and redemption price per share	$15.71	$15.63
Sales charge — 4.25% of public offering price	0.70	0.69

Maximum offering price	$16.41	$16.32

Class B Shares
Net Assets	$14,201	$165,822
Shares of capital stock outstanding	903	10,600

Net asset value and offering price per share	$15.73	$15.64

Class C Shares
Net Assets	$420,279	$2,298,122
Shares of capital stock outstanding	26,835	147,485

Net asset value and offering price per share	$15.66	$15.58

See notes to financial statements.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2014

	Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$106,111	$42,757
Dividends (net of foreign withholding taxes of $8,624,326 and $3,598,985, respectively)	130,824,184	54,134,504

Total income	130,930,295	54,177,261

Expenses:
Management fee (see Note 2A)	33,934,690	14,679,141
Shareholder servicing fee (see Note 2B)	9,754,879	4,078,030
Custodian fee	557,773	377,193
Transfer Agent fee – Non-Retail Class	178,103	125,113
Transfer Agent fee – Class A	1,811	8,677
Transfer Agent fee – Class B	43	598
Transfer Agent fee – Class C	572	5,137
Distribution fees – Class A	4,875	14,082
Distribution fees – Class B	171	2,229
Distribution fees – Class C	4,874	25,936
Directors’ fees and expenses	192,796	81,451
Auditing and tax fees	175,074	91,727
Legal fees	101,879	43,848
Registration fees	72,212	65,151
Printing fees	48,685	44,974
Miscellaneous	217,391	115,471

Total expenses	45,245,828	19,758,758
Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2B)	(1,959,441)	(854,055)

Net expenses	43,286,387	18,904,703

Net investment income	87,643,908	35,272,558

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Statement of Operations

	Tax-Managed International Portfolio		International Portfolio
Realized and Unrealized Gain (loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (a)	$292,509,287		$125,540,182
Futures	– 0	–	405,879
Foreign currency transactions	(9,996,876)		(12,155,291)

Net realized gain on investment and foreign currency transactions	282,512,411		113,790,770

Net change in unrealized appreciation/depreciation of:
Investments (b)	(282,285,045)		(123,965,010)
Foreign currency denominated assets and liabilities	(33,921,282)		(5,965,391)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(316,206,327)		(129,930,401)

Net realized and unrealized loss on investment and foreign currency transactions	(33,693,916)		(16,139,631)

Contributions from Adviser (see Note 2A)	326,920		133,108

Net increase in net assets resulting from operations	$54,276,912		$19,266,035

(a)	Net of foreign capital gains taxes of $17,442 and $7,307 for the Tax-Managed International Portfolio and International Portfolio, respectively.

(b)	Net of increase in accrued foreign capital gains taxes of $9,703 and $4,217 for the Tax-Managed International Portfolio and International Portfolio, respectively.

See notes to financial statements.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$87,643,908	$59,590,061
Net realized gain on investment and foreign currency transactions	282,512,411	72,583,368
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(316,206,327)	611,202,016
Contributions from Adviser (see Note 2A)	326,920	– 0	–

Net increase in net assets resulting from operations	54,276,912	743,375,445

Dividends to Shareholders:
Dividends from net investment income
Tax-Managed International Class Shares	(74,173,881)	(72,305,715)
Class A	(25,889)	(15,932)
Class B	– 0	–	– 0	–
Class C	(3,921)	– 0	–

Total dividends to shareholders	(74,203,691)	(72,321,647)

Capital-Share Transactions:
Net proceeds from sales of shares	612,689,796	483,586,737
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	49,983,326	53,813,652

Total proceeds from shares sold	662,673,122	537,400,389
Cost of shares redeemed	(725,514,783)	(819,256,930)

Net decrease in net assets from capital-share transactions	(62,841,661)	(281,856,541)

Net increase (decrease) in net assets	(82,768,440)	389,197,257
Net Assets:
Beginning of period	3,837,889,596	3,448,692,339

End of period(a)	$3,755,121,156	$3,837,889,596

(a) Includes undistributed net investment income of:	$69,844,641	$54,475,060

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Statement of Changes in Net Assets

International Portfolio
Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$35,272,558	$24,763,815
Net realized gain on investment and foreign currency transactions	113,790,770	39,813,330
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(129,930,401)	250,017,855
Contributions from Adviser (see Note 2A)	133,108	– 0	–

Net increase in net assets resulting from operations	19,266,035	314,595,000

Dividends to Shareholders:
Dividends from net investment income
International Class Shares	(29,117,992)	(28,569,129)
Class A	(64,695)	(91,428)
Class B	(9)	(2,097)
Class C	(18,335)	(17,903)

Total dividends to shareholders	(29,201,031)	(28,680,557)

Capital-Share Transactions:
Net proceeds from sales of shares	387,101,487	191,158,885
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	24,632,171	25,008,589

Total proceeds from shares sold	411,733,658	216,167,474
Cost of shares redeemed	(473,117,323)	(390,185,292)

Net decrease in net assets from capital-share transactions	(61,383,665)	(174,017,818)

Net increase (decrease) in net assets	(71,318,661)	111,896,625
Net Assets:
Beginning of period	1,607,290,049	1,495,393,424

End of period(a)	$1,535,971,388	$1,607,290,049

(a) Includes undistributed net investment income of:	$28,361,788	$19,396,902

See notes to financial statements.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered: The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the AllianceBernstein International Retail Class shares. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Notes to Financial Statements

been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Notes to Financial Statements

within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2014:

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$72,126,638		$742,728,683		$	– 0	–	$814,855,321
Consumer Discretionary	204,723,195		504,366,939			– 0	–	709,090,134
Industrials	21,561,537		489,775,696			– 0	–	511,337,233
Consumer Staples	25,847,491		315,603,795			– 0	–	341,451,286
Health Care	5,906,501		310,226,268			– 0	–	316,132,769
Materials	28,372,229		228,264,804			– 0	–	256,637,033
Information Technology	33,645,481		215,393,829			– 0	–	249,039,310
Telecommunication Services	5,708,258		219,107,440			– 0	–	224,815,698
Energy	15,635,181		120,251,151			– 0	–	135,886,332
Utilities	892,130		62,943,323			– 0	–	63,835,453
Warrants	– 0	–	69,789,026			– 0	–	69,789,026
Rights	69,680		– 0	–		– 0	–	69,680
Short-Term Investments	2,912,427		– 0	–		– 0	–	2,912,427

Total Investments in Securities	417,400,748		3,278,450,954	+		– 0	–	3,695,851,702
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	78,791,353			– 0	–	78,791,353
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(96,386,382)			– 0	–	(96,386,382)

Total(c)(d)	$417,400,748		$3,260,855,925		$	– 0	–	$3,678,256,673

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$30,282,716		$306,547,684		$	– 0	–	$336,830,400
Consumer Discretionary	85,024,515		205,618,846			– 0	–	290,643,361
Industrials	8,924,595		196,422,229			– 0	–	205,346,824
Consumer Staples	12,662,760		130,638,172			– 0	–	143,300,932
Health Care	2,429,381		127,168,675			– 0	–	129,598,056
Materials	11,672,308		90,921,608			– 0	–	102,593,916
Information Technology	13,816,700		84,206,024			– 0	–	98,022,724
Telecommunication Services	2,347,768		89,813,362			– 0	–	92,161,130
Energy	5,897,587		49,549,868			– 0	–	55,447,455
Utilities	371,721		26,044,958			– 0	–	26,416,679
Warrants	– 0	–	29,127,848			– 0	–	29,127,848
Rights	28,336		– 0	–		– 0	–	28,336
Short-Term Investments	1,713,667		– 0	–		– 0	–	1,713,667

Total Investments in Securities	175,172,054		1,336,059,274	+		– 0	–	1,511,231,328
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	5,792,956			– 0	–	5,792,956
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(9,179,899)			– 0	–	(9,179,899)

Total(a)(b)	$175,172,054		$1,332,672,331		$	– 0	–	$1,507,844,385

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(a)	An amount of $51,997,274 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $32,410,165 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period and an amount of $5,206,398 was transferred from Level 2 to Level 1 due to pricing at its cost.

(c)	An amount of $119,832,305 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(d)	An amount of $76,924,123 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period and amount of $13,386,438 was transferred from Level 2 to Level 1 due to pricing at its cost.

++	There were no transfers between any levels during the reporting period.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Notes to Financial Statements

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Tax-Managed International Portfolio	Warrants			Corporates- Non-Investment Grades			Total
Balance as of 9/30/13		$54,991,794			$3,521,519			$58,513,313
Accrued discounts/(premiums)		– 0	–		3,164			3,164
Realized gain (loss)		9,636,517			(22,068)			9,614,449
Change in unrealized appreciation/depreciation		(3,424,558)			1,142			(3,423,416)
Purchases		– 0	–		– 0	–		– 0	–
Sales		(25,981,241)			(3,503,757)			(29,484,998)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(35,222,512)			– 0	–		(35,222,512)

Balance as of 9/30/14	$	– 0	–	$	– 0	–	$	– 0	–+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$	– 0	–	$	– 0	–	$	– 0	–

International Portfolio	Warrants			Corporates- Non-Investment Grades			Total
Balance as of 9/30/13		$23,055,999			$1,525,585			$24,581,584
Accrued discounts/(premiums)		– 0	–		1,371			1,371
Realized gain (loss)		4,592,228			(9,561)			4,582,667
Change in unrealized appreciation/depreciation		(1,538,831)			495			(1,538,336)
Purchases		– 0	–		– 0	–		– 0	–
Sales		(11,904,116)			(1,517,890)			(13,422,006)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(14,205,280)			– 0	–		(14,205,280)

Balance as of 9/30/14	$	– 0	–	$	– 0	–	$	– 0	–+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$	– 0	–	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Notes to Financial Statements

recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2014, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to reclassifications of foreign currency and foreign capital gains tax, the tax treatment of passive foreign investment companies (PFICs), and contributions from the Adviser—are reflected as

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Notes to Financial Statements

adjustments to the components of capital as of September 30, 2014, as shown below:

	Increase (Decrease) To Additional Paid-in Capital	Increase (Decrease) To Undistributed Net Investment Income (Loss)	Increase (Decrease) To Accumulated Net Realized Gain (Loss) on Investment and Foreign Currency Transactions
Tax-Managed International Portfolio	$(326,920)	$1,929,364	$(1,602,444)
International Portfolio	(133,108)	2,893,359	(2,760,251)

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolio.

The Adviser has agreed to voluntarily waive the annual investment management fees of the Tax-Managed International and International Portfolios by an amount equal to .05% per annum of the respective net assets of the Portfolios, effective November 1, 2011. For the year ended September 30, 2014, such waivers amounted to $1,952,041 and $819,361, respectively.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

During the year ended September 30, 2014, the Adviser reimbursed the Tax-Managed International Portfolio and International Portfolio $326,920 and $133,108 for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of ..25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $860 and International Portfolio, $5,908 for the year ended September 30, 2014.

Effective October 1, 2013, the Adviser has agreed to bear the costs of transfer agency and printing fees for Classes A, B and C of the Tax-Managed International and International Portfolios. For the year ended September 30, 2014, such fees amounted to $7,400 and $34,694, respectively.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Notes to Financial Statements

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Tax-Managed	$225,737	$1,235,342
International	196,771	1,447,569

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolios shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the year ended September 30, 2014, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B			Class C
Tax-Managed International	$135	$	– 0	–	$	– 0	–	$12
International	459		128			312		61

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2014 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$5,224,634	$	– 0	–	$	– 0	–
International	2,193,704		– 0	–		– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2014, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$2,454,445,890	$	– 0	–	$2,538,086,986	$	– 0	–
International	1,087,051,852		– 0	–	1,168,786,332		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
Tax-Managed International	$3,366,276,863	$515,225,135	$(185,650,296)	$329,574,839
International	1,408,582,623	182,186,734	(79,538,029)	102,648,705

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Notes to Financial Statements

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

During the year ended September 30, 2014, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2014, the Portfolios held foreign-currency exchange contracts for hedging purposes.

The Portfolios typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Notes to Financial Statements

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

At September 30, 2014, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$78,791,353	Unrealized depreciation of forward currency exchange contracts	$96,386,382

Total		$78,791,353		$96,386,382

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$ (8,764,303)	$(32,265,935)

Total		$ (8,764,303)	$(32,265,935)

International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,792,956	Unrealized depreciation of forward currency exchange contracts	$9,179,899

Total		$5,792,956		$9,179,899

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$405,879	$	– 0	–

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(12,324,795)		(5,364,305)

Total		$(11,918,916)		$(5,364,305)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Notes to Financial Statements

The following table represents the volume of the Portfolios’ derivative transactions during the year ended September 30, 2014:

Tax-Managed International Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,254,209,590
Average principal amount of sale contracts	$1,242,852,948

International Portfolio
Futures:
Average original value of buy contracts	$13,143,284	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$506,513,464
Average principal amount of sale contracts	$503,596,232

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of September 30, 2014:

Tax-Managed International Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
OTC Derivatives:
BNP Paribas SA	$6,646,420	$(376,034)	$	– 0	–	$	– 0	–	$6,270,386
Citibank, NA	3,142,991	(3,142,991)	– 0	–	– 0	–	– 0	–
Credit Suisse International	354,857	(354,857)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	35,087,639	(7,319,062)	– 0	–	– 0	–	27,768,577
HSBC Bank USA	7,885,760	(5,042,319)	– 0	–	– 0	–	2,843,441
JPMorgan Chase Bank, NA	2,399,055	– 0	–	– 0	–	– 0	–	2,399,055
Morgan Stanley & Co., Inc.	9,488,479	(9,023,011)	– 0	–	– 0	–	465,468
Royal Bank of Scotland PLC	7,124,197	(7,124,197)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	1,672,483	(1,672,483)	– 0	–	– 0	–	– 0	–
UBS AG	4,989,472	(4,989,472)	– 0	–	– 0	–	– 0	–

Total	$78,791,353	$(39,044,426)	$	– 0	–	$	– 0	–	$39,746,927	^

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Barclays Bank PLC	$7,009,183	$	– 0	–	$	– 0	–	$	– 0	–	$7,009,183
BNP Paribas SA	376,034		(376,034)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	22,966		– 0	–		– 0	–		– 0	–	22,966
Citibank, NA	9,469,638		(3,142,991)			– 0	–		– 0	–	6,326,647
Credit Suisse International	16,489,563		(354,857)			– 0	–		– 0	–	16,134,706
Goldman Sachs Bank USA	7,319,062		(7,319,062)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	5,042,319		(5,042,319)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	9,023,011		(9,023,011)			– 0	–		– 0	–	– 0	–
Northern Trust Co.	2,593,490		– 0	–		– 0	–		– 0	–	2,593,490
Royal Bank of Scotland PLC	7,690,215		(7,124,197)			– 0	–		– 0	–	566,018
Standard Chartered Bank	25,997,166		(1,672,483)			– 0	–		– 0	–	24,324,683
UBS AG	5,353,735		(4,989,472)			– 0	–		– 0	–	364,263

Total	$96,386,382		$(39,044,426)		$	– 0	–	$	– 0	–	$57,341,956	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

International Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$267,470	$(267,470)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	306,223	(306,223)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	2,999,368	(2,244,620)			– 0	–		– 0	–		754,748
JPMorgan Chase Bank, NA	874,260	– 0	–		– 0	–		– 0	–		874,260
Royal Bank of Scotland PLC	66,944	– 0	–		– 0	–		– 0	–		66,944
Standard Chartered Bank	588,155	(346,259)			– 0	–		– 0	–		241,896
UBS AG	690,536	– 0	–		– 0	–		– 0	–		690,536

Total	$5,792,956	$(3,164,572)		$	– 0	–	$	– 0	–		$2,628,384	^

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$1,245,746	$	– 0	–	$	– 0	–	$	– 0	–	$1,245,746
Barclays Bank PLC	1,766,187		(267,470)			– 0	–		– 0	–	1,498,717
BNP Paribas SA	152,112		– 0	–		– 0	–		– 0	–	152,112
Credit Suisse International	835,054		(306,223)			– 0	–		– 0	–	528,831
Goldman Sachs Bank USA	2,244,620		(2,244,620)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	10,492		– 0	–		– 0	–		– 0	–	10,492
Morgan Stanley & Co., Inc.	2,579,429		– 0	–		– 0	–		– 0	–	2,579,429
Standard Chartered Bank	346,259		(346,259)			– 0	–		– 0	–	– 0	–

Total	$9,179,899		$(3,164,572)		$	– 0	–	$	– 0	–	$6,015,327	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

	2014	2013
Tax-Managed International
Distributions paid from:
Ordinary income	$74,203,691	$72,321,647

Total distributions paid	$74,203,691	$72,321,647

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	2014	2013
International
Distributions paid from:
Ordinary income	$29,201,031	$28,680,557

Total distributions paid	$29,201,031	$28,680,557

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Tax-Managed International	$80,066,205	$(2,076,401,010)	$331,000,519	$(1,665,334,286)
International	31,905,783	(1,051,258,011)	103,175,423	(916,176,805)

(a)

During the fiscal year ended September 30, 2014, Tax-Managed International Portfolio and International Portfolio utilized capital loss carryforwards of $242,141,327 and $103,773,994, respectively, to offset current year net realized gains. Additionally, as of September 30, 2014, the Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2014, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
Tax-Managed International	$344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	17,724,151	– 0 –	No expiration
International	137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	2,948,047	– 0 –	No expiration

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Notes to Financial Statements

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares. The Fund has allocated 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for each Portfolio for the years ended September 30, 2014 and September 30, 2013, were as follows:

	Tax-Managed International Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Tax-Managed International Class Shares
Shares sold	37,607,686	33,311,751	$612,528,701	$483,355,614

Shares issued to shareholders on reinvestment of dividends	3,132,038	3,921,184	49,956,009	53,798,640

Shares redeemed	(44,027,012)	(56,966,994)	(725,254,645)	(818,567,905)

Net decrease	(3,287,288)	(19,734,059)	(62,769,935)	(281,413,651)

Beginning of period	238,823,314	258,557,373	5,364,702,745	5,646,116,396

End of period	235,536,026	238,823,314	$5,301,932,810	$5,364,702,745

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

Notes to Financial Statements

Tax-Managed International Portfolio
Shares	Amount
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A Shares
Shares sold	6,499	11,560	$105,034	$165,886

Shares issued to shareholders on reinvestment of dividends	1,551	1,108	24,397	15,012

Shares converted from Class B	294	937	4,821	13,237

Shares redeemed	(9,909)	(22,985)	(162,772)	(327,092)

Net decrease	(1,565)	(9,380)	(28,520)	(132,957)

Beginning of period	98,150	107,530	6,546,108	6,679,065

End of period	96,585	98,150	$6,517,588	$6,546,108

Class B Shares
Shares converted to Class A	(292)	(940)	$(4,821)	$(13,237)

Shares redeemed	– 0	–	(8,010)	– 0	–	(108,947)

Net decrease	(292)	(8,950)	(4,821)	(122,184)

Beginning of period	1,195	10,145	284,710	406,894

End of period	903	1,195	$279,889	$284,710

Class C Shares
Shares sold	3,179	3,478	$51,240	$52,000

Shares issued to shareholders on reinvestment of dividends	185	– 0	–	2,920	– 0	–

Shares redeemed	(5,747)	(17,310)	(92,545)	(239,749)

Net decrease	(2,383)	(13,832)	(38,385)	(187,749)

Beginning of period	29,218	43,050	2,497,610	2,685,359

End of period	26,835	29,218	$2,459,225	$2,497,610

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

International Class Shares
Shares sold	23,636,219	13,142,135	$385,956,356	$190,340,328

Shares issued to shareholders on reinvestment of dividends	1,547,201	1,825,022	24,554,083	24,911,553

Shares redeemed	(29,166,147)	(26,851,107)	(471,024,955)	(385,718,262)

Net decrease	(3,982,727)	(11,883,950)	(60,514,516)	(170,466,381)

Beginning of period	100,376,419	112,260,369	2,476,360,792	2,646,827,173

End of period	96,393,692	100,376,419	$2,415,846,276	$2,476,360,792

Class A Shares
Shares sold	51,068	31,608	$824,747	$448,174

Shares issued to shareholders on reinvestment of dividends	3,918	5,852	61,289	79,057

Shares converted from Class B	4,959	8,579	80,013	123,581

Shares redeemed	(83,602)	(220,990)	(1,348,231)	(3,121,554)

Net decrease	(23,657)	(174,951)	(382,182)	(2,470,742)

Beginning of period	299,587	474,538	22,559,340	25,030,082

End of period	275,930	299,587	$22,177,158	$22,559,340

Class B Shares
Shares sold	614	1,276	$9,936	$17,816

Shares issued to shareholders on reinvestment of dividends	1	142	9	1,917

Shares converted to Class A	(4,964)	(8,597)	(80,013)	(123,581)

Shares redeemed	(3,421)	(16,104)	(54,906)	(235,319)

Net decrease	(7,770)	(23,283)	(124,974)	(339,167)

Beginning of period	18,370	41,653	1,796,124	2,135,291

End of period	10,600	18,370	$1,671,150	$1,796,124

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class C Shares
Shares sold	14,406	15,975	$230,435	$228,986

Shares issued to shareholders on reinvestment of dividends	1,071	1,185	16,790	16,062

Shares redeemed	(37,799)	(69,923)	(609,218)	(986,576)

Net decrease	(22,322)	(52,763)	(361,993)	(741,528)

Beginning of period	169,807	222,570	12,816,845	13,558,373

End of period	147,485	169,807	$12,454,852	$12,816,845

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 15.78	$ 13.07	$ 12.29	$ 15.02	$ 14.97

Income From Investment Operations
Net investment income(a)	.36	(b)	.13	(b)	.05	(b)	.10	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	2.73	.93	(2.67)	.10
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	0.19	2.86	0.98	(2.57)	0.22

Less: Dividends
Dividends from net investment income	(.26)	(.15)	(.20)	(.16)	(.17)

Net asset value, end of period	$ 15.71	$ 15.78	$ 13.07	$ 12.29	$ 15.02

Total Return
Total investment return based on net asset value(d)	1.18	%*	22.10	%*	8.10%	(17.30)%	1.47%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,517	$1,549	$1,405	$2,195	$3,321
Average net assets (000 omitted)	$1,625	$1,465	$1,741	$3,133	$3,530
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.88%	2.36%	2.02%	1.78	%+
Expenses, before waivers/reimbursements	1.55%	1.93%	2.40%	2.02%	1.78	%+
Net investment income	2.19	%(b)	.88	%(b)	.37	%(b)	.64%	.85	%+
Portfolio turnover rate	64%	72%	62%	61%	85%

See footnote summary on page 83.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 15.65	$ 12.92	$ 12.12	$ 14.82	$ 14.81

Income From Investment Operations
Net investment income (loss)(a)	.24	(b)	(.05	)(b)	(.03	)(b)	(.02)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)	2.78	.90	(2.62)	.08
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	.08	2.73	.87	(2.64)	.10

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	(.07)	(.06)	(.09)

Net asset value, end of period	$ 15.73	$ 15.65	$ 12.92	$ 12.12	$ 14.82

Total Return
Total investment return based on net asset value(d)	.51	%*	21.13	%*	7.23%	(17.90)%	.67%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$14	$19	$131	$139	$229
Average net assets (000 omitted)	$17	$41	$143	$201	$326
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.84%	2.79%	3.21%	2.76%	2.52	%+
Expenses, before waivers/reimbursements	2.39%	2.84%	3.26%	2.76%	2.52	%+
Net investment income (loss)	1.50	%(b)	(.41	)%(b)	(.23	)%(b)	(.16)%	.16	%+
Portfolio turnover rate	64%	72%	62%	61%	85%

See footnote summary on page 83.

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 15.72	$ 12.97	$ 12.13	$ 14.83	$ 14.82

Income From Investment Operations
Net investment income (loss)(a)	.25	(b)	.00	(b)(c)	(.02	)(b)	(.03)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.18)	2.75	.91	(2.61)	.07
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	.00	(c)

Total from investment operations	.07	2.75	.89	(2.64)	.10

Less: Dividends
Dividends from net investment income	(.13)	– 0	–	(.05)	(.06)	(.09)

Net asset value, end of period	$ 15.66	$ 15.72	$ 12.97	$ 12.13	$ 14.83

Total Return
Total investment return based on net asset value(d)	.47	%*	21.20	%*	7.38%	(17.89)%	.67%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$420	$459	$558	$776	$1,764
Average net assets (000 omitted)	$487	$453	$765	$1,233	$1,711
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85%	2.63%	3.15%	2.69%	2.49	%+
Expenses, before waivers/reimbursements	2.25%	2.68%	3.20%	2.69%	2.49	%+
Net investment income (loss)	1.52	%(b)	(.01	)%(b)	(.19	)%(b)	(.18)%	.19	%+
Portfolio turnover rate	64%	72%	62%	61%	85%

See footnote summary on page 83.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class A
	Year Ended September 30,
	2014		2013		2012		2011	2010

Net asset value, beginning of period	$ 15.65		$ 13.07		$ 12.28		$ 14.99	$ 14.89

Income From Investment Operations
Net investment income(a)	.35	(b)	.08	(b)	.11	(b)	.14	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)		2.70		.89		(2.66)	.15

Total from investment operations	0.19		2.78		1.00		(2.52)	0.31

Less: Dividends
Dividends from net investment income	(.21)		(.20)		(.21)		(.19)	(.21)

Net asset value, end of period	$ 15.63		$ 15.65		$ 13.07		$ 12.28	$ 14.99

Total Return
Total investment return based on net asset value(d)	1.23%		21.55%		8.32%		(17.04)%	2.10%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,312		$4,688		$6,201		$7,202	$11,455
Average net assets (000 omitted)	$4,694		$5,196		$6,718		$9,982	$15,764
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.19%		2.10%		2.05%		1.69%	1.53	%+
Expenses, before waivers/reimbursements	1.69%		2.15%		2.09%		1.69%	1.53	%+
Net investment income	2.14	%(b)	.59	%(b)	.85	%(b)	.92%	1.13	%+
Portfolio turnover rate	67%		72%		69%		62%	84%
See footnote summary on page 83.

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class B
	Year Ended September 30,
	2014		2013		2012		2011	2010

Net asset value, beginning of period	$ 15.56		$ 12.97		$ 12.14		$ 14.82	$ 14.74

Income From Investment Operations
Net investment income (loss)(a)	.22	(b)	(.03	)(b)	(.01	)(b)	.03	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)		2.67		.90		(2.63)	.14

Total from investment operations	.08		2.64		.89		(2.60)	.19

Less: Dividends
Dividends from net investment income	(.00	)(c)	(.05)		(.06)		(.08)	(.11)

Net asset value, end of period	$ 15.64		$ 15.56		$ 12.97		$ 12.14	$ 14.82

Total Return
Total investment return based on net asset value(d)	.52%		20.43%		7.38%		(17.67)%	1.28%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$166		$286		$540		$813	$1,572
Average net assets (000 omitted)	$223		$436		$680		$1,309	$1,722
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89%		2.90%		2.90%		2.46%	2.30	%+
Expenses, before waivers/reimbursements	2.49%		2.97%		2.94%		2.46%	2.30	%+
Net investment income (loss)	1.38	%(b)	(.24	) %(b)	(.05	) %(b)	.18%	.34	%+
Portfolio turnover rate	67%		72%		69%		62%	84%

See footnote summary on page 83.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class C
	Year Ended September 30,
	2014		2013		2012		2011	2010

Net asset value, beginning of period	$ 15.61		$ 13.01		$ 12.17		$ 14.84	$ 14.76

Income From Investment Operations
Net investment income (loss)(a)	.23	(b)	(.01	)(b)	.01	(b)	.02	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)		2.69		.90		(2.61)	.13

Total from investment operations	.08		2.68		.91		(2.59)	.19

Less: Dividends
Dividends from net investment income	(.11)		(.08)		(.07)		(.08)	(.11)

Net asset value, end of period	$ 15.58		$ 15.61		$ 13.01		$ 12.17	$ 14.84

Total Return
Total investment return based on net asset value(d)	.49%		20.73%		7.50%		(17.58)%	1.28%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,298		$2,650		$2,896		$3,957	$8,254
Average net assets (000 omitted)	$2,594		$2,721		$3,460		$6,362	$9,147
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89%		2.82%		2.79%		2.40%	2.24	%+
Expenses, before waivers/reimbursements	2.41%		2.88%		2.83%		2.40%	2.24	%+
Net investment income (loss)	1.43	%(b)	(.10	)%(b)	.09	%(b)	.16%	.39	%+
Portfolio turnover rate	67%		72%		69%		62%	84%

See footnote summary on page 83.

82	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Amount less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the years ended September 30, 2014 and September 30, 2013 by 0.01% and 0.02%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	83

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein International Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed International Portfolio and International Portfolio (two of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2014

84	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the income earned by each applicable Portfolio during the taxable year ended September 30, 2014. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

Portfolio	Qualified Dividend Income
Tax-Managed International	$101,695,171
International	42,596,181

These Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2014, the total amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

Portfolio	Foreign Taxes To Pass Through	Foreign Source Income
Tax-Managed International	$7,162,444	$121,181,521
International	2,964,275	49,889,182

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	85

2014 Federal Tax Information

BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Dianne F. Lob, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Thomas B. Stiles, II(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

86	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob,** 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2009. She is Senior Managing Director—Equities of AllianceBernstein since 2014. From 2004 to 2014, she was Chairman of Bernstein’s Private Client Investment Policy Group. Prior to joining AllianceBernstein in 1999, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS
Bart Friedman, #, ^ Chairman of the Board 69 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2009.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	87

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Suzanne Brenner, # 56 (2014)

Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Suzanne is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a Director and member of the Finance Committee of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.

		18	100 Women in Hedge Funds; and private family trust

R. Jay Gerken, # 63 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; and Associated Banc-Corp

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Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William Kristol, # 61 (1994)	Editor, The Weekly Standard since prior to 2009. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry, # 63 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2009 until 2011

Donald K. Peterson, # 65 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from January 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	89

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Thomas B. Stiles, II, # 73 (2003)	President and Director of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Rosalie J. Wolf, # 73 (2000)	Managing Partner, Botanica Capital Partners LLC and also Member of the Brock Capital Group LLC. since prior to 2009. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from 2001 to 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF; and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

90	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 60	President	See biography above.

Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer

Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”), with which she has been associated since prior to 2009.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”), with which he has been associated since prior to 2009.

Vincent S. Noto, 49	Chief Compliance Officer	Vice President, Mutual Fund Chief Compliance Officer of AllianceBernstein (the “Adviser”)** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	91

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	The Senior Officer’s evaluation was completed on October 7, 2014 and discussed with the Board on October 17, 22 and 23, 2014.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

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2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %
The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	93

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %
The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %
The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

	First $750 million On the balance	0.450 0.400	% %

Intermediate Duration Portfolio Diversified Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio New York Municipal Portfolio	First $1 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350	% % % %

The Portfolios’ net assets on September 30, 2014 and September 30, 2013 are set forth below:

Portfolio	09/30/14 Net Assets ($MM)	09/30/13 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,754.9	$3,842.0	-$	87.1
International Portfolio	$1,535.8	$1,610.1	-$	74.3
Emerging Markets Portfolio	$1,299.2	$1,192.6		$106.6
U.S. Government Short Duration Portfolio	$45.0	$52.9	-$	7.9
Short Duration Plus Portfolio	$384.1	$460.7	-$	76.6
Intermediate Duration Portfolio	$3,852.8	$3,970.2	-$	117.4
Short Duration California Municipal Portfolio	$40.8	$69.7	-$	28.9
Short Duration Diversified Municipal Portfolio	$257.3	$274.5	-$	17.2
Short Duration New York Municipal Portfolio	$91.3	$108.5	-$	17.2
California Municipal Portfolio	$1,119.9	$1,052.7		$67.2

94	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	09/30/14 Net Assets ($MM)	09/30/13 Net Assets ($MM)	Change ($MM)
Diversified Municipal Portfolio	$6,298.7	$5,547.5	$751.2
New York Municipal Portfolio	$1,713.0	$1,644.5	$68.5

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2014 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs.

Current Fee Schedule

Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.927%	0.820%[5]	-0.107%
International Portfolio	0.965%	0.849%[5]	-0.116%
Emerging Markets Portfolio	1.221%	1.096%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.452%	-0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.458%	0.421%	-0.037%
New York Municipal Portfolio	0.479%	0.479%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2014:

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 1.15 1.85 1.85	% % % %

International Portfolio	Private Client Class A Class B Class C	1.15 1.19 1.89 1.89	% % % %

Emerging Markets Portfolio	Private Client	1.44%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

6	Annualized.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	95

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]
U.S. Government Short Duration Portfolio	Private Client	0.79%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.63 0.97 1.14 1.13	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.73%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.66%

California Municipal Portfolio	Private Client Class A Class B Class C	0.64 0.87 1.64 1.57	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.80 1.52 1.50	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.86 1.56 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes

96	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2014 net assets.8

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,754.9	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50 m	0.408%	0.820%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	97

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Portfolio	$1,535.8	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50 m	0.419%	0.849%

Emerging Markets Portfolio	$1,299.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50 m	0.808%	1.096%

U.S. Government Short Duration Portfolio[9]	$45.0	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25 m	0.244%	0.450%

Short Duration Plus Portfolio	$384.1	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25 m	0.159%	0.450%

Intermediate Duration Portfolio	$3,852.8	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25 m	0.202%	0.452%

Short Duration California Municipal Portfolio	$40.8	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5 m	0.249%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

98	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$257.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5 m	0.177%	0.450%

Short Duration New York Municipal Portfolio	$91.3	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5 m	0.222%	0.450%

California Municipal Portfolio	$1,119.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3 m	0.196%	0.495%

Diversified Municipal Portfolio	$6,298.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3 m	0.189%	0.421%

New York Municipal Portfolio	$1,713.0	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3 m	0.193%	0.479%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the

10	Group peers selected by Lipper from the 2014 Lipper 15(c) Report.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	99

relatively low advisory fees charged to the AllianceBernstein institutional account in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2014 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.717%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.849%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.096%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.482%	0.452%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

100	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.495%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.410%	0.421%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.479%

Set forth below is the advisory fee schedules of AllianceBernstein Cap Fund, Inc. —Emerging Markets Multi-Asset Portfolio (“Emerging Markets Multi-Asset Portfolio”), a retail mutual fund that has a somewhat similar investment style as Emerging Markets Multi Asset Portfolio, and does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2014 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.988%	1.096%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[11]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	101

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[12],[13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2014 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[14]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.581%	0.849%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.477%	1.096%

U.S. Government Short Duration Portfolio	Client #3[14]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

12	The ITM fund is privately placed or institutional.

13	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

14	The sub-advised relationship is with an affiliate of the Adviser.

102	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Duration Portfolio	Client #4[14]	0.29% on the first $100 million 0.20% on the balance	0.202%	0.452%

Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.421%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	103

Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International	0.869	0.857	8/14
Portfolio[20]
Pro-forma	0.819	0.857	7/14

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

104	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
International Portfolio[20]	0.896	0.942	6/15
Pro-forma	0.846	0.942	6/15

Emerging Markets Portfolio	1.141	1.166	8/20
Pro-forma	1.091	1.166	7/20

U.S. Government Short Duration Portfolio	0.450	0.450	7/15
Short Duration Plus Portfolio	0.450	0.400	12/17
Intermediate Duration Portfolio	0.452	0.456	7/14
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.466	6/13
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9
California Municipal Portfolio[21]	0.494	0.472	11/17
Diversified Municipal Portfolio	0.423	0.415	10/15
New York Municipal Portfolio[21]	0.479	0.465	12/17

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio	1.108	1.163	7/14	1.183	92/231
Without 5 bp adv. fee waiver	1.158	1.188	7/14	1.186	108/231

International Portfolio	1.151	1.280	5/15	1.183	104/231
Without 5 bp adv. fee waiver	1.201	1.280	5/15	1.186	120/231

Emerging Markets Portfolio	1.443	1.664	4/20	1.438	176/347
Without 5 bp adv. fee waiver	1.493	1.664	7/20	1.438	197/347

U.S. Government Short Duration Portfolio	0.704	0.720	7/15	0.657	25/44
Short Duration Plus Portfolio	0.604	0.650	6/17	0.627	83/174
Intermediate Duration Portfolio	0.573	0.788	3/14	0.678	99/299

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	105

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration California Municipal Portfolio[23]	0.679	0.679	5/9	0.655	10/17
Short Duration Diversified Municipal Portfolio	0.617	0.634	6/13	0.583	40/62
Short Duration New York Municipal Portfolio[23]	0.655	0.655	5/9	0.655	9/17
California Municipal Portfolio[23]	0.634	0.661	7/18	0.635	114/233
Diversified Municipal Portfolio	0.559	0.697	2/15	0.614	44/116
New York Municipal Portfolio[23]	0.611	0.697	4/17	0.620	68/139

Based on this analysis, considering pro-forma information where possible, International Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis. Tax-Managed International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio, where the

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

106	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2013, relative to 2012. Including administrative and servicing expenses, with the exception of Tax-Managed International Portfolio, where the Adviser had equal profitability, and Emerging Markets Portfolio and Short Duration Plus Portfolio, where the Adviser’s profitability increased, the Adviser’s profitability decreased for the Portfolios during calendar year 2013, relative to 2012.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2013:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,953,528
International Portfolio	$3,808,901
Emerging Markets Portfolio	$2,996,037
U.S. Government Short Duration Portfolio	$82,099
Short Duration Plus Portfolio	$467,653
Intermediate Duration Portfolio	$4,405,415
Short Duration California Municipal Portfolio	$83,224
Short Duration Diversified Municipal Portfolio	$323,922
Short Duration New York Municipal Portfolio	$113,185
California Municipal Portfolio	$951,766
Diversified Municipal Portfolio	$4,465,399
New York Municipal Portfolio	$1,414,589

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	107

Certain of the Portfolios have retail class shares. As of September 30, 2014, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/14 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.052%
International Portfolio	0.443%
Short Duration Plus Portfolio	18.326%
California Municipal Portfolio	12.525%
Diversified Municipal Portfolio	26.602%
New York Municipal Portfolio	16.257%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2013:

Portfolio	Amount Received
Tax-Managed International Portfolio		$142
International Portfolio		$126
Short Duration Plus Portfolio		$1,712
California Municipal Portfolio	$	– 0	–
Diversified Municipal Portfolio	$	– 0	–
New York Municipal Portfolio		$1,557

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2013:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,334	$300
International Portfolio	$47,156	$98
Short Duration Plus Portfolio	$359,739	$34,451
California Municipal Portfolio	$673,981	$13,930
Diversified Municipal Portfolio	$4,294,343	$235,341
New York Municipal Portfolio	$1,689,605	$51,906

108	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2013:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$6,848
International Portfolio[26]	$12,768
Short Duration Plus Portfolio	$26,017
California Municipal Portfolio	$16,537
Diversified Municipal Portfolio	$71,288
New York Municipal Portfolio	$33,071

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2013.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2013, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26	Effective February 25, 2014, ABIS waived the $18,000 minimum charge for the Portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	109

significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

27	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

110	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $486 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”) 32 for the periods ended July 31, 2014.33 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[34]
1 year	13.19	12.99	12.98	7/14	135/289
3 year	5.72	8.12	7.88	12/14	212/250
5 year	7.21	10.72	10.77	13/14	211/226
10 year	4.56	9.78	8.46	10/10	100/100

International Portfolio[34]
1 year	13.20	12.79	12.98	7/15	134/289
3 year	5.61	8.44	7.88	12/14	213/250
5 year	7.18	10.80	10.77	14/14	212/226
10 year	4.66	8.98	8.46	10/10	98/100

Emerging Markets Portfolio
1 year	19.41	14.52	14.39	3/20	86/535
3 year	0.54	1.81	1.16	13/20	213/372
5 year	7.56	8.42	8.48	14/17	165/248
10 year	12.63	12.63	12.91	6/11	61/111

31	The gross performance returns are for the Private Client class shares of the Portfolios.

32	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34	As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	111

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Government Short Duration Portfolio
1 year	1.16	1.16	1.17	8/15	30/58
3 year	0.75	1.22	1.18	11/13	36/53
5 year	1.48	1.86	1.86	10/13	34/47
10 year	2.74	3.23	3.14	11/12	33/40

Short Duration Plus Portfolio
1 year	1.60	2.22	2.22	15/17	179/234
3 year	1.02	2.15	2.19	15/16	182/197
5 year	2.19	3.30	3.33	14/16	143/164
10 year	2.48	3.53	3.69	13/13	101/107

Intermediate Duration Portfolio
1 year	5.50	5.59	5.06	9/14	164/426
3 year	3.75	4.54	4.17	13/13	256/371
5 year	6.27	6.39	6.05	8/13	129/317
10 year	5.65	5.76	5.52	7/10	93/216

Short Duration California Municipal Portfolio
1 year	1.36	4.23	3.73	7/7	15/15
3 year	1.15	3.56	2.67	7/7	11/15
5 year	1.59	4.14	3.22	6/6	9/13
10 year	2.47	4.06	4.07	5/5	7/7

Short Duration Diversified Municipal Portfolio
1 year	1.34	2.03	1.79	12/13	58/78
3 year	1.36	1.85	1.85	11/13	54/72
5 year	1.74	1.95	1.95	6/9	36/53
10 year	2.59	2.72	2.89	6/9	27/40

Short Duration New York Municipal Portfolio
1 year	1.31	2.00	2.00	3/3	5/7
3 year	1.33	1.39	2.56	3/3	7/7
5 year	1.65	1.70	3.47	3/3	6/6
10 year	2.57	2.69	3.70	3/3	6/6

California Municipal Portfolio
1 year	3.96	7.02	6.67	4/4	29/30
3 year	3.22	5.24	4.90	4/4	26/27
5 year	4.21	5.65	5.30	4/4	23/24
10 year	4.08	4.85	4.62	4/4	19/22

112	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Diversified Municipal Portfolio
1 year	4.01	6.30	6.25	15/15	146/151
3 year	3.18	4.74	4.64	15/15	118/131
5 year	3.92	5.14	5.16	14/14	92/96
10 year	4.07	4.73	4.66	12/12	65/68

New York Municipal Portfolio
1 year	3.45	4.89	5.46	2/2	22/23
3 year	2.94	3.97	4.16	2/2	20/21
5 year	3.78	4.58	4.75	2/2	18/19
10 year	4.03	4.38	4.40	2/2	16/17

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	11.95	4.55	6.01	3.38	6.06
MSCI EAFE Index[37]	15.07	7.96	9.40	7.07	6.49
Inception Date: June 22,1992

International Portfolio	11.90	4.40	5.94	3.43	3.41
MSCI EAFE Index	15.07	7.96	9.40	7.07	4.28
Inception Date: April 30, 1999

Emerging Markets Portfolio	17.70	-0.89	6.01	10.95	7.82
MSCI Emerging Markets Index	15.32	0.40	7.34	12.37	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.45	0.05	0.80	2.01	4.29
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.99	0.40	1.57	1.84	4.40
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: December 12, 1988

35	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

37	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	113

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Intermediate Duration Portfolio	4.90	3.16	5.67	5.05	6.44
Barclays Capital U.S. Aggregate Bond Index	3.97	3.04	4.47	4.80	6.76
Inception Date: January 17, 1989

Short Duration California Municipal	0.67	0.48	0.92	1.75	2.59
Portfolio
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

Short Duration Diversified Municipal	0.72	0.74	1.12	1.94	2.82
Portfolio
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

Short Duration New York Municipal	0.65	0.68	1.00	1.89	2.67
Portfolio
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

California Municipal Portfolio	3.31	2.57	3.55	3.43	4.60
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.24
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.43	2.61	3.35	3.48	4.83
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

New York Municipal Portfolio	2.82	2.32	3.15	3.39	4.82
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2014

114	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

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Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	115

AllianceBernstein Family of Funds

NOTES

116	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0151-0914

ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

September 30, 2014

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 18, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Short Duration Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2014.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably-rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 7 shows performance for the Portfolio compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 1-3 Year U.S. Treasury Index, for the six- and 12-month periods ended September 30, 2014.

All share classes of the Portfolio underperformed the benchmark for both periods. Exposure to inflation-linked securities detracted, as inflation

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

remained relatively subdued. Conversely, exposure to spread product, specifically agency and non-agency mortgages, commercial mortgage-backed, asset-backed and investment-grade corporate securities, contributed positively for both periods. Corporate security selection was also additive for the 12-month period, while agency mortgage security selection contributed for the six-month period.

During both periods, the Portfolio utilized derivative instruments including Treasury futures in order to manage duration and yield curve positioning. For both periods, yield curve positioning had an immaterial impact on relative performance. Currency forwards were utilized during the six-month period to hedge out non-dollar currency exposure.

Market Review and Investment Strategy

During the 12-month period ended September 30, 2014, markets remained heavily focused on both central bank monetary policy and global growth. Early in the period, volatility increased as the U.S. Federal Reserve (the “Fed”) began to taper its asset purchase program and investors worried about the impact of higher interest rates. However, fixed-income markets stabilized in the first quarter of 2014 and bond fund flows turned positive once again, as U.S. economic data cooled, blamed mostly on winter weather. Ongoing geopolitical concerns, specifically the conflict between Ukraine and Russia, as well as continued violence in the Middle East, contributed to periodic safe haven rallies into U.S. Treasuries, keeping a lid on yields.

Contrary to expectations, interest rates continued to decline toward the end of the period as investors became increasingly wary regarding global growth, particularly in Europe and China. Worries about Europe increased, as core inflation moved closer to zero and the European Central Bank (“ECB”) cut key interest rates, announcing plans to repurchase asset-backed securities and covered bonds to further stimulate the struggling economy. Low yields in the euro area and further easing by the ECB helped anchor U.S. Treasury yields. The U.S. Federal Open Market Committee (the “FOMC”) also announced no changes to the stance of U.S. monetary policy after its mid-September meeting, easing concerns for higher interest rates. The FOMC continued the reduction in asset purchases (tapering) and reaffirmed its views that U.S. interest rates will remain low until unemployment and inflation are more closely aligned with Fed targets. Despite the intra-period volatility, the 10-year U.S. Treasury yield declined during the annual period to end at a yield of 2.49%. The U.S. Treasury curve flattened, as intermediate yields rose and longer-term yields declined.

Against this backdrop, fixed-income sectors benefited from the low-yield environment with major U.S. fixed-income sectors posting positive returns. Credit-sensitive securities generally outperformed Treasuries with corporate sectors, both investment-grade and high-yield, posting the strongest returns. Corporate fundamentals as well as earnings remained favorable, amid ample global liquidity and tighter spreads.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year U.S. Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. More recently, the U.S. Federal Reserve has reduced its market support activities. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than short-duration Portfolios.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and lack of liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer. These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	0.12%	0.41%

Class B*	0.04%	0.33%

Class C	0.04%	0.34%

BofA ML 1-3 Year U.S. Treasury Index	0.30%	0.50%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/04 – 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Short Duration Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			0.07%
1 Year	0.41%	-3.84%
5 Years	0.98%	0.10%
10 Years	1.43%	0.99%

Class B Shares			-0.62%
1 Year	0.33%	-2.67%
5 Years	0.53%	0.53%
10 Years(a)	1.00%	1.00%

Class C Shares			-0.61%
1 Year	0.34%	-0.66%
5 Years	0.57%	0.57%
10 Years	0.87%	0.87%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
		SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year		-3.84%
5 Years		0.10%
10 Years		0.99%

Class B Shares
1 Year		-2.67%
5 Years		0.53%
10 Years		1.00%

Class C Shares
1 Year		-0.66%
5 Years		0.57%
10 Years		0.87%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.94%, 1.20% and 1.66% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.20	$4.72	0.94%
Hypothetical**	$1,000	$1,020.36	$4.76	0.94%
Class B
Actual	$1,000	$1,000.40	$5.57	1.11%
Hypothetical**	$1,000	$1,019.50	$5.62	1.11%
Class C
Actual	$1,000	$1,000.40	$5.52	1.10%
Hypothetical**	$1,000	$1,019.55	$5.57	1.10%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

September 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $383.8

*	All data are as of September 30, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2014

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 37.2%
New Zealand – 1.0%
New Zealand Government Bond Series 1217 6.00%, 12/15/17(a)	NZD	4,545	$3,769,878

United States – 36.2%
U.S. Treasury Notes 0.25%, 5/31/15-9/30/15	U.S.$	40,226	40,275,113
0.375%, 4/30/16-5/31/16		74,994	74,933,916
1.375%, 6/30/18		23,965	23,895,717

			139,104,746

Total Governments – Treasuries (cost $143,198,278)			142,874,624

ASSET-BACKED SECURITIES – 17.5%
Autos - Fixed Rate – 7.3%
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19		1,499	1,497,309
AmeriCredit Automobile Receivables Trust Series 2011-1, Class D 4.26%, 2/08/17		1,700	1,739,812
Series 2011-3, Class D 4.04%, 7/10/17		1,445	1,487,104
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		650	650,237
Series 2014-A, Class A2 0.81%, 11/15/22(a)		468	467,373
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,095	1,096,017
Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,839	1,877,116
Bank of America Auto Trust Series 2012-1, Class C 2.09%, 7/17/17		1,825	1,856,302
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A2 0.69%, 9/15/17(a)		1,334	1,333,959
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		448	447,637
Series 2014-2, Class A2 1.05%, 3/20/20(a)		1,321	1,318,738
Ford Auto Securitization Trust Series 2013-R4A, Class A1 1.487%, 8/15/15(a)	CAD	148	132,402
Series 2014-R2A, Class A1 1.353%, 3/15/16(a)		771	688,203

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A1 0.85%, 1/15/18	U.S.$	985	$986,800
Series 2014-1, Class A1 1.20%, 2/15/19		1,053	1,050,224
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,720	1,716,947
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		940	931,408
Mercedes-Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16		1,227	1,226,830
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		2,350	2,353,264
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		1,405	1,408,868
Series 2013-5, Class A2A 0.64%, 4/17/17		405	405,503
Series 2014-2, Class A3 0.80%, 4/16/18		1,060	1,058,811
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,102	1,099,043
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		1,352	1,352,513

			28,182,420

Credit Cards - Floating Rate – 3.4%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.494%, 3/16/20(b)		1,005	1,005,032
Cabela’s Master Credit Card Trust Series 2010-2A, Class A2 0.854%, 9/17/18(a)(b)		3,155	3,167,926
Series 2014-1, Class A 0.504%, 3/16/20(b)		1,200	1,199,257
Chase Issuance Trust Series 2012-A6, Class A 0.284%, 8/15/17(b)		2,570	2,569,542
Series 2013-A6, Class A6 0.574%, 7/15/20(b)		2,388	2,394,354
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.584%, 7/15/21(b)		895	896,461

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First National Master Note Trust Series 2013-2, Class A 0.684%, 10/15/19(b)	U.S.$	912	$915,304
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.534%, 12/15/19(b)		965	966,768

			13,114,644

Other ABS - Fixed Rate – 2.3%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		1,103	1,107,114
CNH Capital Canada Receivables Trust Series 2013-2A, Class A1 1.439%, 8/15/16(a)	CAD	439	392,146
CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18	U.S.$	2,585	2,587,365
Series 2013-D, Class A4 1.37%, 10/15/20		2,365	2,346,530
Dell Equipment Finance Trust 2014-1 Series 2014-1, Class A3 0.94%, 6/22/20(a)		806	805,486
GE Equipment Small Ticket LLC Series 2014-1A, Class A2 0.59%, 8/24/16(a)		966	966,172
Macquarie Equipment Funding Trust Series 2014-A, Class A2 0.80%, 11/21/16(a)		597	596,697

			8,801,510

Credit Cards - Fixed Rate – 2.1%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		773	770,255
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		1,260	1,259,692
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		2,655	2,789,696
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		951	953,536
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		965	968,800

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-A, Class A 1.61%, 12/15/21	U.S.$	610	$604,735
Series 2014-B, Class A 0.61%, 7/15/19		619	618,887

			7,965,601

Autos - Floating Rate – 2.1%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.554%, 9/15/17(a)(b)		1,544	1,547,239
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.644%, 6/20/17(b)		2,340	2,342,132
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.704%, 12/10/27(a)(b)		1,239	1,241,419
Series 2014-1, Class A 0.554%, 4/10/28(a)(b)		1,520	1,520,049
Nissan Master Owner Trust Receivables Series 2012-A, Class A 0.624%, 5/15/17(b)		1,212	1,213,678

			7,864,517

Other ABS - Floating Rate – 0.3%
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.534%, 7/20/19(b)		1,231	1,231,500

Home Equity Loans - Fixed Rate – 0.0%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(c)(d)		13	– 0	–

Total Asset-Backed Securities (cost $67,256,362)			67,160,192

COMMERCIAL MORTGAGE-BACKED SECURITIES –14.5%
Non-Agency Fixed Rate CMBS – 13.1%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		1,799	1,977,738
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.974%, 3/15/49		352	371,982
Series 2013-GC11, Class XA 2.049%, 4/10/46(e)		14,916	1,362,188
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		4,038	4,097,172

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-CR3, Class A1 0.666%, 10/15/45	U.S.$	1,716	$1,707,592
Series 2012-CR4, Class A1 0.704%, 10/15/45		1,735	1,725,399
Series 2012-CR5, Class A1 0.673%, 12/10/45		1,253	1,244,879
Series 2013-CR6, Class A1 0.719%, 3/10/46		1,957	1,936,938
Series 2013-LC6, Class A1 0.724%, 1/10/46		989	978,732
Series 2014-CR19, Class A2 2.965%, 8/10/47		1,318	1,345,526
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		1,841	1,830,726
Series 2013-GC10, Class A1 0.696%, 2/10/46		1,154	1,147,923
GS Mortgage Securities Trust Series 2012-GCJ7, Class XA 2.753%, 5/10/45(e)		11,537	1,363,177
Series 2013-G1, Class A1 2.059%, 4/10/31(a)		1,193	1,169,048
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		581	576,074
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,492	2,702,106
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		840	854,370
Series 2012-CBX, Class XA 1.934%, 6/15/45(e)		6,241	513,963
Series 2013-C10, Class A1 0.73%, 12/15/47		1,106	1,095,065
Series 2013-C16, Class A2 3.07%, 12/15/46		2,201	2,270,727
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		2,245	2,308,988
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		636	638,167
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		787	842,233

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46	U.S.$	1,983	$1,976,464
Series 2013-C8, Class A1 0.777%, 12/15/48		1,960	1,939,354
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		1,409	1,397,487
Series 2013-C5, Class A1 0.779%, 3/10/46		2,009	1,988,688
Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45		1,981	1,977,487
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A1 0.734%, 12/15/45		2,401	2,396,419
Series 2012-C9, Class A1 0.673%, 11/15/45		2,058	2,051,875
Series 2013-C11, Class A1 0.799%, 3/15/45		1,052	1,043,509
Series 2013-C12, Class A1 0.735%, 3/15/48		1,404	1,398,206

			50,230,202

Agency CMBS – 0.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		2,234	2,294,095
Government National Mortgage Association Series 2006-51, Class IO 0.421%, 8/16/46(e)		3,128	86,657
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		1,243	1,247,144

			3,627,896

Non-Agency Floating Rate CMBS – 0.5%
Commercial Mortgage Trust Series 2007-FL14, Class C 0.454%, 6/15/22(a)(b)		540	535,951
PFP III Series 2014-1, Class A 1.324%, 6/14/31(a)(b)		862	863,949
Resource Capital Corp. Series 2014-CRE2, Class A 1.204%, 4/15/32(a)(b)		431	431,000

			1,830,900

Total Commercial Mortgage-Backed Securities (cost $56,250,894)			55,688,998

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 14.0%
Financial Institutions – 7.7%
Banking – 6.8%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16	U.S.$	1,615	$1,689,205
American Express Credit Corp. 1.30%, 7/29/16		1,745	1,756,639
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		1,970	1,978,609
Bank of America Corp. 1.25%, 1/11/16		2,030	2,038,634
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,945,067
Citigroup, Inc. 1.25%, 1/15/16		2,025	2,035,451
Fifth Third Bancorp 3.625%, 1/25/16		1,515	1,568,316
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		1,875	1,937,666
ING Bank NV 1.375%, 3/07/16(a)		1,910	1,921,407
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		2,190	2,199,108
Mizuho Bank Ltd. 0.684%, 9/25/17(a)(b)		1,935	1,933,839
Morgan Stanley 1.75%, 2/25/16		1,164	1,176,415
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,950,238
Royal Bank of Canada 0.85%, 3/08/16		1,925	1,926,767

			26,057,361

Insurance – 0.9%
New York Life Global Funding 0.80%, 2/12/16(a)		1,970	1,974,320
Prudential Financial, Inc. 4.75%, 9/17/15		1,580	1,642,451

			3,616,771

			29,674,132

Industrial – 6.3%
Basic – 0.4%
Monsanto Co. 0.437%, 11/07/16(b)		1,590	1,591,334

Communications - Media – 0.6%
NBCUniversal Enterprise, Inc. 0.771%, 4/15/16(a)(b)		2,120	2,124,662

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.9%
AT&T, Inc. 0.90%, 2/12/16	U.S.$	1,405	$1,406,651
1.40%, 12/01/17		2,035	2,023,500

			3,430,151

Consumer Cyclical - Automotive – 1.2%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		2,890	2,909,565
Volkswagen International Finance NV 1.125%, 11/18/16(a)		1,595	1,596,656

			4,506,221

Consumer Non-Cyclical – 1.7%
AbbVie, Inc. 1.75%, 11/06/17		2,000	1,993,182
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,958,351
McKesson Corp. 0.95%, 12/04/15		828	829,006
PepsiCo, Inc. 0.70%, 2/26/16		1,910	1,914,112

			6,694,651

Energy – 1.1%
BP Capital Markets PLC 0.70%, 11/06/15		2,210	2,211,673
TransCanada PipeLines Ltd. 0.75%, 1/15/16		2,055	2,053,878

			4,265,551

Technology – 0.4%
Cisco Systems, Inc. 0.514%, 3/03/17(b)		1,515	1,520,087

			24,132,657

Total Corporates – Investment Grade (cost $53,661,005)			53,806,789

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.7%
Agency Floating Rate – 3.2%
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.654%, 6/15/39(b)		1,689	1,707,240
Series 4286, Class VF 0.604%, 12/15/43(b)		1,984	1,991,669
Federal National Mortgage Association Series 2013-57, Class FN 0.505%, 6/25/43(b)		1,956	1,959,814

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-49, Class AF 0.476%, 8/25/44(b)	U.S.$	2,948	$2,962,514
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.716%, 12/08/20(b)		3,765	3,794,559

			12,415,796

Agency Fixed Rate – 1.8%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		3,677	3,841,861
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		1,519	1,584,437
Series 2011-39, Class DA 3.50%, 7/25/24		1,208	1,247,519

			6,673,817

GSE Risk Share Floating Rate – 0.5%
Structured Agency Credit Risk Debt Notes Series 2014-HQ1, Class M1 1.807%, 8/25/24(b)		1,494	1,497,757
Series 2014-HQ2, Class M1 1.604%, 9/25/24(b)		440	439,115

			1,936,872

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.58%, 2/25/42(a)(b)		946	804,318

Total Collateralized Mortgage Obligations (cost $21,810,482)			21,830,803

INFLATION-LINKED SECURITIES – 3.1%
United States – 3.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $12,364,046)		12,088	12,116,876

MORTGAGE PASS-THROUGHS – 2.4%
Agency Fixed Rate 30-Year – 1.5%
Federal National Mortgage Association Series 2010 5.00%, 2/01/40		3,404	3,820,577
Government National Mortgage Association 5.00%, 10/15/39		1,624	1,802,577
Series 2002 7.50%, 3/15/32		150	181,544

			5,804,698

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 15-Year – 0.9%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25	U.S.$	984	$1,064,168
6.50%, 3/01/26		1,798	1,912,582
Federal National Mortgage Association 6.00%, 12/01/21		29	30,570
Series 2000 7.50%, 3/01/15		1	1,268
Series 2001 6.00%, 11/01/16-12/01/16		95	97,627
Series 2002 6.00%, 2/01/17		111	114,435
8.00%, 8/01/16		16	16,371

			3,237,021

Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 1.784%, 1/01/37(b)		9	9,288

Total Mortgage Pass-Throughs (cost $8,989,270)			9,051,007

GOVERNMENTS – SOVEREIGN AGENCIES – 0.9%
Netherlands – 0.9%
Achmea Bank NV 0.589%, 11/03/14(a)(b) (cost $3,414,972)		3,415	3,416,011

COVERED BONDS – 0.5%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,861,823)		1,865	1,846,503

Total Investments – 95.8% (cost $368,807,132)			367,791,803

Other assets less liabilities – 4.2%			16,027,098

Net Assets – 100.0%			$383,818,901

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	548	December 2014	$119,937,778	$119,926,375	$(11,403)

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	198	December 2014	$23,459,585	$23,415,047	$44,538
U.S. T-Note 10 Yr (CBT) Futures	79	December 2014	9,895,856	9,846,609	49,247

					$82,382

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	311	CAD	339	10/10/14	$(8,357)
Deutsche Bank AG	CAD	1,979	USD	1,805	10/10/14	38,163
HSBC Bank USA	NZD	4,805	USD	3,905	10/31/14	164,606
JPMorgan Chase Bank, NA	USD	287	CAD	315	10/10/14	(6,171)

						$188,241

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $53,527,418 or 13.9% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2014.

(c)	Fair valued by the Adviser.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of September 30, 2014, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$	– 0	–	0.00%

(e)	IO – Interest Only

Currency Abbreviations:

CAD – Canadian Dollar

NZD – New Zealand Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

GSE – Government-Sponsored Enterprise

NCUA – National Credit Union Administration

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2014

Assets
Investments in securities, at value	$367,791,803
Cash	15,594,306
Due from broker(a)	60,533
Receivables:
Dividends and interest	741,248
Capital shares sold	57,149
Margin due from broker on exchange-traded derivatives	1,931
Unrealized appreciation of forward currency exchange contracts	202,769

Total assets	384,449,739

Liabilities
Payables:
Capital shares redeemed	332,007
Management fee	131,677
Dividends to shareholders	36,304
Distribution fee	27,115
Shareholder servicing fee	24,960
Transfer Agent fee	2,327
Accrued expenses	61,920
Unrealized depreciation of forward currency exchange contracts	14,528

Total liabilities	630,838

Net Assets	$383,818,901

Cost of investments	$368,807,132

Net Assets Consist of:
Capital stock, at par	$32,687
Additional paid-in capital	407,589,023
Undistributed net investment income	313,110
Accumulated net realized loss on investment transactions	(23,365,778)
Net unrealized appreciation/depreciation of:
Investments and futures transactions	(932,947)
Foreign currency denominated assets and liabilities	182,806

$383,818,901

(a)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets & Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$313,410,001
Shares of capital stock outstanding	26,690,934

Net asset value and offering price per share	$11.74

Class A Shares
Net Assets	$53,727,376
Shares of capital stock outstanding	4,573,306

Net asset value and redemption price per share	$11.75
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.27

Class B Shares
Net Assets	$1,174,886
Shares of capital stock outstanding	100,202

Net asset value and offering price per share	$11.73

Class C Shares
Net Assets	$15,506,638
Shares of capital stock outstanding	1,322,466

Net asset value and offering price per share	$11.73

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2014

Investment Income
Income:
Interest		$4,973,622
Expenses:
Management fee (see Note 2A)	$1,910,435
Shareholder servicing fee (see Note 2B)	347,138
Custodian fee	151,060
Transfer Agent fee—Non-Retail Class	21,256
Transfer Agent fee—Class A	55,930
Transfer Agent fee—Class B	1,575
Transfer Agent fee—Class C	17,249
Distribution fees—Class A	176,245
Distribution fees—Class B	13,846
Distribution fees—Class C	172,700
Registration fees	66,708
Printing fees	37,627
Directors’ fees and expenses	21,413
Auditing and tax fees	20,506
Legal fees	9,544
Miscellaneous	10,829

Total expenses	3,034,061
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(102,600)

Net expenses		2,931,461

Net investment income		2,042,161

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		54,810
Futures		(1,058,277)
Foreign currency transactions		109,207

Net realized loss on investment transactions		(894,260)

Net change in unrealized appreciation/depreciation of:
Investments		1,092,941
Futures		713,605
Foreign currency denominated assets and liabilities		196,287

Net change in unrealized appreciation/ depreciation of investments		2,002,833

Net realized and unrealized gain on investment transactions		1,108,573

Net Increase in Net Assets Resulting from Operations		$3,150,734

See notes to financial statements.

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets From Operations:
Net investment income	$2,042,161	$1,810,018
Net realized gain (loss) on investment and foreign currency transactions	(894,260)	1,284,172
Net change in unrealized appreciation/depreciation of investments	2,002,833	(5,945,681)

Net increase (decrease) in net assets resulting from operations	3,150,734	(2,851,491)
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(2,596,632)	(4,334,296)
Class A	(241,866)	(284,460)
Class B	(3,468)	(7,030)
Class C	(45,363)	(84,103)

Total dividends and distributions to shareholders	(2,887,329)	(4,709,889)

Capital-Share Transactions:
Net proceeds from sales of shares	130,405,575	242,024,812
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,208,764	3,831,797

Total proceeds from shares sold	132,614,339	245,856,609
Cost of shares redeemed	(209,161,655)	(404,362,506)

Net decrease in net assets from capital-share transactions	(76,547,316)	(158,505,897)

Net decrease in net assets	(76,283,911)	(166,067,277)
Net Assets:
Beginning of period	460,102,812	626,170,089

End of period(a)	$383,818,901	$460,102,812

(a) Includes undistributed net investment income of:	$313,110	$303,622

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Private Client Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$142,874,624		$	– 0	–	$142,874,624
Asset-Backed Securities		– 0	–	57,127,182			10,033,010	^	67,160,192
Commercial Mortgage-Backed Securities		– 0	–	55,153,047			535,951		55,688,998
Corporates – Investment Grade		– 0	–	53,806,789			– 0	–	53,806,789
Collateralized Mortgage Obligations		– 0	–	19,089,613			2,741,190		21,830,803
Inflation-Linked Securities		– 0	–	12,116,876			– 0	–	12,116,876
Mortgage Pass-Throughs		– 0	–	9,051,007			– 0	–	9,051,007
Governments – Sovereign Agencies		– 0	–	3,416,011			– 0	–	3,416,011
Covered Bonds		– 0	–	1,846,503			– 0	–	1,846,503

Total Investments in Securities		– 0	–	354,481,652			13,310,151		367,791,803
Other Financial Instruments*:
Assets:
Futures		93,785		– 0	–		– 0	–	93,785	#
Forward Currency Exchange Contracts		– 0	–	202,769			– 0	–	202,769
Liabilities:
Futures		(11,403)		– 0	–		– 0	–	(11,403	)#
Forward Currency Exchange Contracts		– 0	–	(14,528)			– 0	–	(14,528)

Total+		$82,382		$354,669,893			$13,310,151		$368,062,426

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed Securities^		Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations		Total
Balance as of 9/30/13	$7,626,080		$2,871,907		$2,796,210		$13,294,197
Accrued discounts/(premiums)	3,148		(8)		(92)		3,048
Realized gain (loss)	(35,026)		(78)		(83,480)		(118,584)
Change in unrealized appreciation/depreciation	(52,397)		87,943		216,627		252,173
Purchases	8,604,646		– 0	–	2,235,000		10,839,646
Sales	(6,113,441)		(2,423,813)		(2,423,075)		(10,960,329)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 9/30/14	$10,033,010		$535,951		$2,741,190		$13,310,151

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$(39,462)		$62,591		$89,441		$112,570

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at September 30, 2014. Securities priced by third party vendors or at cost are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 9/30/14			Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$0.00/N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of September 30, 2014, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio—due to foreign currency gain (loss) and paydown gain (loss) reclassifications, and the expiration of capital loss carryforwards—is reflected as an adjustment to the components of capital as of September 30, 2014, as shown below:

Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment Transactions
$ (6,491,604)	$ 854,656	$ 5,636,948

I. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $27,675 for the year ended September 30, 2014.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. Effective April 1, 2012, the Distributor voluntarily agreed to waive .55 of 1% to limit fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $18,050 and $971,227 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment,

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

(iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $773 from sales of Class A shares and received $35, $55, and $515 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the year ended September 30, 2014.

Brokerage commissions paid on investment transactions for the year ended September 30, 2014 amounted to $14,675, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2014, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$100,588,320	$144,767,205
U.S. government securities	173,799,954	155,357,024

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency) are as follows:

Cost	$368,851,779

Gross unrealized appreciation	$664,855
Gross unrealized depreciation	(1,724,831)

Net unrealized depreciation	$(1,059,976)

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2014, the Portfolio held futures for hedging and hedging and non-hedging purposes.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2014, the Portfolio held foreign-currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

At September 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Margin due from/owed to broker on exchange-traded derivatives	$93,785	*	Margin due from/owed to broker on exchange-traded derivatives	$11,403	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	202,769		Unrealized depreciation of forward currency exchange contracts	14,528

Total		$296,554			$25,931

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/ depreciation of futures	$(1,058,277)	$713,605

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(57,972)	$201,974

Total		$(1,116,249)	$915,579

The following table represents the volume of the Portfolios’ derivative transactions during the year ended September 30, 2014:

Futures:
Average original value of buy contracts	$113,787,306
Average original value of sale contracts	$49,915,948

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,647,111
Average principal amount of sale contracts	$10,279,509	(a)

(a)	Positions were open for eleven months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of September 30, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
NewEdge USA, LLC*	$1,931	$	– 0	–	$	– 0	–	$	– 0	–	$1,931

Total	$1,931	$	– 0	–	$	– 0	–	$	– 0	–	$1,931

OTC Derivatives:
Deutsche Bank AG	$38,163	$	– 0	–	$	– 0	–	$	– 0	–	$38,163
HSBC Bank USA	164,606		– 0	–		– 0	–		– 0	–	164,606

Total	$202,769	$	– 0	–	$	– 0	–	$	– 0	–	$202,769	^

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
BNP Paribas SA	$8,357	$	– 0	–	$	– 0	–	$	– 0	–	$8,357
JPMorgan Chase Bank, NA	6,171		– 0	–		– 0	–		– 0	–	6,171

Total	$14,528	$	– 0	–	$	– 0	–	$	– 0	–	$14,528	^

*	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2014, the Portfolio had no transactions in dollar rolls.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$2,887,329	$4,709,889

Total distributions paid	$2,887,329	$4,709,889

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$537,655
Accumulated capital and other losses(a)	(23,238,751)
Unrealized appreciation/(depreciation)(b)	(1,065,411)

Total accumulated earnings/(deficit)(c)	$(23,766,507)

(a)

As of September 30, 2014, the Portfolio had a net capital loss carryforward of $23,213,373. During the fiscal year, the Portfolio had $6,491,604 of capital loss carryforwards expire during the fiscal year. As of September 30, 2014, the Portfolio deferred $25,378 in straddles losses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2014, the Portfolio had a net capital loss carryforward of $23,213,373 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 4,022,522	N/A	2015
920,045	N/A	2016
5,807,512	N/A	2017
1,960,592	N/A	2018
2,061,764	N/A	2019
4,206,957	$ 4,233,981	No expiration

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Notes to Financial Statements

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. More recently, the Federal Reserve has reduced its market support activities. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Riskier than a Money-Market Fund—The Portfolio invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Notes to Financial Statements

times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Notes to Financial Statements

Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

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Notes to Financial Statements

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for the Portfolio for the years ended September 30, 2014 and September 30, 2013, were as follows:

	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Short Duration Plus Class Shares
Shares sold	7,068,886	18,371,317	$83,132,610	$217,335,513

Shares issued to shareholders on reinvestment of dividends	167,994	297,623	1,975,937	3,518,769

Shares redeemed	(14,207,171)	(31,199,174)	(167,124,511)	(369,053,219)

Net decrease	(6,970,291)	(12,530,234)	(82,015,964)	(148,198,937)

Beginning of period	33,661,225	46,191,459	421,965,364	570,164,301

End of period	26,690,934	33,661,225	$339,949,400	$421,965,364

Class A Shares
Shares sold	3,624,640	1,330,182	$42,645,704	$15,712,139

Shares issued to shareholders on reinvestment of dividends	16,208	20,219	190,764	239,117

Shares converted from Class B	35,624	59,558	419,403	704,887

Shares redeemed	(2,918,009)	(2,043,798)	(34,332,723)	(24,184,834)

Net increase (decrease)	758,463	(633,839)	8,923,148	(7,528,691)

Beginning of period	3,814,843	4,448,682	48,732,982	56,261,673

End of period	4,573,306	3,814,843	$57,656,130	$48,732,982

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class B Shares
Shares sold	26,817	37,561	$315,225	$442,397

Shares issued to shareholders on reinvestment of dividends	266	516	3,129	6,092

Shares converted to Class A	(35,689)	(59,670)	(419,403)	(704,887)

Shares redeemed	(36,487)	(51,134)	(428,524)	(603,734)

Net decrease	(45,093)	(72,727)	(529,573)	(860,132)

Beginning of period	145,295	218,022	3,523,284	4,383,416

End of period	100,202	145,295	$2,993,711	$3,523,284

Class C Shares
Shares sold	331,446	664,702	$3,892,633	$7,829,876

Shares issued to shareholders on reinvestment of dividends	3,314	5,745	38,934	67,804

Shares redeemed	(583,652)	(832,488)	(6,856,494)	(9,815,817)

Net decrease	(248,892)	(162,041)	(2,924,927)	(1,918,137)

Beginning of period	1,571,358	1,733,399	20,033,636	21,951,773

End of period	1,322,466	1,571,358	$17,108,709	$20,033,636

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2014	2013		2012	2011	2010

Net asset value, beginning of period	$ 11.75	$ 11.91		$ 11.89	$ 11.92	$ 11.65

Income From Investment Operations
Net investment income†	.03	.01		.02	.08	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	(.10)		.07	(.01)	.30

Total from investment operations	.05	(.09)		.09	.07	.46

Less: Dividends
Dividends from net investment income	(.05)	(.07)		(.07)	(.10)	(.19)

Net asset value, end of period	$ 11.75	$ 11.75		$ 11.91	$ 11.89	$ 11.92

Total Return(a)	.41%	(.76	) %	.72%	.63%	3.95	%*
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$53,727	$44,806		$52,991	$67,806	$65,233
Average net assets (000 omitted)	$58,748	$47,682		$56,893	$64,792	$59,630
Ratio to average net assets of:
Expenses	.95%	.94%		.94%	.92%	.94	%+
Net investment income	.22%	.06%		.16%	.67%	1.35	%+
Portfolio turnover rate**	67%	120%		134%	99%	107%

See footnote summary on page 52.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended September 30,
	2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 11.72		$ 11.89		$ 11.89		$ 11.92		$ 11.64

Income From Investment Operations
Net investment income (loss)†	.01	(b)	(.02	)(b)	(.04	)(b)	.00	(b)(c)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03		(.11)		.07		(.01)		.30

Total from investment operations	.04		(.13)		.03		(.01)		.38

Less: Dividends
Dividends from net investment income	(.03)		(.04)		(.03)		(.02)		(.10)

Net asset value, end of period	$ 11.73		$ 11.72		$ 11.89		$ 11.89		$ 11.92

Total Return(a)	0.33%		(1.09)%		0.23%		(0.05)%		3.27	%*
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,175		$1,703		$2,592		$4,559		$6,538
Average net assets (000 omitted)	$1,385		$2,071		$3,567		$5,443		$7,381
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.13%		1.20%		1.45%		1.60%		1.69	%+
Expenses, before waivers/reimbursements	1.68%		1.75%		1.78%		1.66%		1.69	%+
Net investment income (loss)	.05	%(b)	(.20	)%(b)	(.34	)%(b)	(.01	)%(b)	.72	%+
Portfolio turnover rate**	67%		120%		134%		99%		107%

See footnote summary on page 52.

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,
	2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 11.72		$ 11.89		$ 11.89		$ 11.92		$ 11.64

Income From Investment Operations
Net investment income (loss)†	.01	(b)	(.01	)(b)	(.03	)(b)	.00	(b)(c)	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03		(.11)		.06		.00	(c)	.30

Total from investment operations	.04		(.12)		.03		.00	(c)	.38

Less: Dividends
Dividends from net investment income	(.03)		(.05)		(.03)		(.03)		(.10)

Net asset value, end of period	$ 11.73		$ 11.72		$ 11.89		$ 11.89		$ 11.92

Total Return(a)	0.34%		(1.01)%		0.25%		(0.02)%		3.31	%*
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$15,507		$18,421		$20,608		$24,840		$27,105
Average net assets (000 omitted)	$17,270		$19,599		$22,617		$25,340		$26,317
Ratio to average net assets of:
Expenses	1.11%		1.11%		1.38%		1.57%		1.65	%+
Expenses, before waivers/reimbursements	1.66%		1.66%		1.72%		1.63%		1.65	%+
Net investment income (loss)	.06	%(b)	(.11	)%(b)	(.27	)%(b)	.02	%(b)	.66	%+
Portfolio turnover rate**	67%		120%		134%		99%		107%

See footnote summary on page 52.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Financial Highlights

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2010 by 0.01%.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Net of fees and expenses waived by Distributor.

(c)	Amount is less than $.005.

See notes to financial statements.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Short Duration Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short Duration Plus Portfolio (one of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2014

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2014. For foreign shareholders, 89.03% of ordinary income dividends paid by the Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Tax Information

BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Dianne F. Lob, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Thomas B. Stiles, II(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02110

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob,** 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2009. She is Senior Managing Director—Equities of AllianceBernstein since 2014. From 2004 to 2014, she was Chairman of Bernstein’s Private Client Investment Policy Group. Prior to joining AllianceBernstein in 1999, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS
Bart Friedman, #,^ Chairman of the Board 69 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2009.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Suzanne Brenner, # 56 (2014)	Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Suzanne is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a Director and member of the Finance Committee of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	18	100 Women in Hedge Funds; and private family trust

R. Jay Gerken, # 63 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; and Associated Banc-Corp

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William Kristol, # 61 (1994)	Editor, The Weekly Standard since prior to 2009. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry, # 63 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2009 until 2011

Donald K. Peterson, # 65 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from January 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Thomas B. Stiles, II, # 73 (2003)	President and Director of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Rosalie J. Wolf, # 73 (2000)	Managing Partner, Botanica Capital Partners LLC and also Member of the Brock Capital Group LLC. since prior to 2009. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from 2001 to 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF; and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 60	President	See biography above.

Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2009.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Vincent S. Noto, 49	Chief Compliance Officer	Vice President, Mutual Fund Chief Compliance Officer of AllianceBernstein (the “Adviser”)** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 7, 2014 and discussed with the Board on October 17, 22 and 23, 2014.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

Emerging Markets Portfolio	First $1 billion	1.175
	Next $1 billion	1.050
	Next $1 billion	1.000
	Next $3 billion	0.900
	On the balance	0.850
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

U.S. Government Short Duration Portfolio	First $ 750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2014 and September 30, 2013 are set forth below:

Portfolio	09/30/14 Net Assets ($MM)	09/30/13 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,754.9	$3,842.0	-$	87.1
International Portfolio	$1,535.8	$1,610.1	-$	74.3
Emerging Markets Portfolio	$1,299.2	$1,192.6		$106.6
U.S. Government Short Duration Portfolio	$45.0	$52.9	-$	7.9
Short Duration Plus Portfolio	$384.1	$460.7	-$	76.6
Intermediate Duration Portfolio	$3,852.8	$3,970.2	-$	117.4
Short Duration California Municipal Portfolio	$40.8	$69.7	-$	28.9
Short Duration Diversified Municipal Portfolio	$257.3	$274.5	-$	17.2

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

Portfolio	09/30/14 Net Assets ($MM)	09/30/13 Net Assets ($MM)	Change ($MM)
Short Duration New York Municipal Portfolio	$91.3	$108.5	-$	17.2
California Municipal Portfolio	$1,119.9	$1,052.7		$67.2
Diversified Municipal Portfolio	$6,298.7	$5,547.5		$751.2
New York Municipal Portfolio	$1,713.0	$1,644.5		$68.5

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2014 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.927%	0.820%[5]	-0.107%
International Portfolio	0.965%	0.849%[5]	-0.116%
Emerging Markets Portfolio	1.221%	1.096%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.452%	-0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.458%	0.421%	-0.037%
New York Municipal Portfolio	0.479%	0.479%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2014:

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client	1.11%
	Class A	1.15%
	Class B	1.85%
	Class C	1.85%

International Portfolio	Private Client	1.15%
	Class A	1.19%
	Class B	1.89%
	Class C	1.89%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

6	Annualized.

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]
Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.79%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.63 0.97 1.14 1.13	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.73%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.66%

California Municipal Portfolio	Private Client Class A Class B Class C	0.64 0.87 1.64 1.57	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.80 1.52 1.50	% % % %

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.86%
	Class B	1.56%
	Class C	1.56%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2014 net assets.8

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,754.9	International Style Blend 80 bp on 1st 25 million 65 bp on next $ 25 million 55 bp on next $ 50 million 45 bp on next $ 100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.820%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Portfolio	$1,535.8	International Style Blend 80 bp on 1st 25 million 65 bp on next $ 25 million 55 bp on next $ 50 million 45 bp on next $ 100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.849%

Emerging Markets Portfolio	$1,299.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.096%

U.S. Government Short Duration Portfolio[9]	$45.0	Low Duration 30 bp on 1st $20 million 20 bp on next $ 80 million 15 bp on next $ 150 million 12.5 bp on next $ 250 million 10 bp on the balance Minimum account size: $25m	0.244%	0.450%

Short Duration Plus Portfolio	$384.1	Low Duration 30 bp on 1st $20 million 20 bp on next $ 80 million 15 bp on next $ 150 million 12.5 bp on next $ 250 million 10 bp on the balance Minimum account size: $25m	0.159%	0.450%

Intermediate Duration Portfolio	$3,852.8	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.452%

Short Duration California Municipal Portfolio	$40.8	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.249%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$257.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.177%	0.450%

Short Duration New York Municipal Portfolio	$91.3	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.222%	0.450%

California Municipal Portfolio	$1,119.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.495%

Diversified Municipal Portfolio	$6,298.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.421%

New York Municipal Portfolio	$1,713.0	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.479%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AllianceBernstein institutional account in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

10	Group peers selected by Lipper from the 2014 Lipper 15(c) Report.

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2014 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed	International	75 bp on 1st $2.5 billion	0.717%	0.820%
International		65 bp on next $2.5 billion
Portfolio		60 bp on the balance

International	International	75 bp on 1st $2.5 billion	0.750%	0.849%
Portfolio		65 bp on next $2.5 billion
		60 bp on the balance

Emerging Markets	Specialty	75 bp on 1st $2.5 billion	0.750%	1.096%
Portfolio		65 bp on next $2.5 billion
		60 bp on the balance

U.S. Government	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
Short Duration	Income	40 bp on next $2.5 billion
Portfolio		35 bp on the balance

Short Duration Plus	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

Intermediate	High Income	50 bp on 1st $2.5 billion	0.482%	0.452%
Duration Portfolio		45 bp on next $2.5 billion
		40 bp on the balance

Short Duration	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
California	Income	40 bp on next $2.5 billion
Municipal Portfolio		35 bp on the balance

Short Duration	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
Diversified	Income	40 bp on next $2.5 billion
Municipal Portfolio		35 bp on the balance

Short Duration	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.450%
New York	Income	40 bp on next $2.5 billion
Municipal Portfolio		35 bp on the balance

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
California	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.495%
Municipal Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

Diversified	Low Risk	45 bp on 1st $2.5 billion	0.410%	0.421%
Municipal Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

New York	Low Risk	45 bp on 1st $2.5 billion	0.450%	0.479%
Municipal Portfolio	Income	40 bp on next $2.5 billion
		35 bp on the balance

Set forth below is the advisory fee schedules of AllianceBernstein Cap Fund, Inc.—Emerging Markets Multi-Asset Portfolio (“Emerging Markets Multi-Asset Portfolio”), a retail mutual fund that has a somewhat similar investment style as Emerging Markets Multi Asset Portfolio, and does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2014 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging	Emerging Markets	100 bp on 1st $1 billion	0.988%	1.096%
Markets	Multi-Asset	95 bp on next $1 billion
Portfolio	Portfolio	90 bp on next $1 billion
85 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[11]
Emerging Markets Portfolio	Emerging Markets Growth
	Class A	1.70%
	Class I (Institutional)	0.90%

	Emerging Markets Value
	Class A	1.75%
	Class I (Institutional)	0.95%

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[12],[13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2014 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[14]	0.60% on the first $ 1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.581%	0.849%

Emerging Markets Portfolio	Client #2	0.75% on the first $ 50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.477%	1.096%

U.S. Government Short Duration Portfolio	Client #3[14]	0.065% on the first $ 5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

12	The ITM fund is privately placed or institutional.

13	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

14	The sub-advised relationship is with an affiliate of the Adviser.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Duration Portfolio	Client #4[14]	0.29% on the first $ 100 million 0.20% on the balance	0.202%	0.452%

Diversified Municipal Portfolio	Client #5	0.16% on the first $ 40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.421%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.869	0.857	8/14
Pro-forma	0.819	0.857	7/14

International Portfolio[20]	0.896	0.942	6/15
Pro-forma	0.846	0.942	6/15

Emerging Markets Portfolio	1.141	1.166	8/20
Pro-forma	1.091	1.166	7/20

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	73

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
U.S. Government Short Duration Portfolio	0.450	0.450	7/15

Short Duration Plus Portfolio	0.450	0.400	12/17

Intermediate Duration Portfolio	0.452	0.456	7/14

Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.466	6/13

Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9

California Municipal Portfolio[21]	0.494	0.472	11/17

Diversified Municipal Portfolio	0.423	0.415	10/15

New York Municipal Portfolio[21]	0.479	0.465	12/17

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio	1.108	1.163	7/14	1.183	92/231
Without 5 bp adv. fee waiver	1.158	1.188	7/14	1.186	108/231

International Portfolio	1.151	1.280	5/15	1.183	104/231
Without 5 bp adv. fee waiver	1.201	1.280	5/15	1.186	120/231

Emerging Markets Portfolio	1.443	1.664	4/20	1.438	176/347
Without 5 bp adv. fee waiver	1.493	1.664	7/20	1.438	197/347

U.S. Government Short Duration Portfolio	0.704	0.720	7/15	0.657	25/44

Short Duration Plus Portfolio	0.604	0.650	6/17	0.627	83/174

Intermediate Duration Portfolio	0.573	0.788	3/14	0.678	99/299

Short Duration California Municipal Portfolio[23]	0.679	0.679	5/9	0.655	10/17

Short Duration Diversified Municipal Portfolio	0.617	0.634	6/13	0.583	40/62

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

74	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration New York Municipal Portfolio[23]	0.655	0.655	5/9	0.655	9/17

California Municipal Portfolio[23]	0.634	0.661	7/18	0.635	114/233

Diversified Municipal Portfolio	0.559	0.697	2/15	0.614	44/116

New York Municipal Portfolio[23]	0.611	0.697	4/17	0.620	68/139

Based on this analysis, considering pro-forma information where possible, International Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis. Tax-Managed International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2013, relative to 2012. Including administrative and servicing expenses, with the exception of Tax-Managed International Portfolio, where the Adviser had equal profitability, and Emerging Markets Portfolio and Short Duration Plus Portfolio, where the Adviser’s profitability increased, the Adviser’s profitability decreased for the Portfolios during calendar year 2013, relative to 2012.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	75

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2013:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,953,528
International Portfolio	$3,808,901
Emerging Markets Portfolio	$2,996,037
U.S. Government Short Duration Portfolio	$82,099
Short Duration Plus Portfolio	$467,653
Intermediate Duration Portfolio	$4,405,415
Short Duration California Municipal Portfolio	$83,224
Short Duration Diversified Municipal Portfolio	$323,922
Short Duration New York Municipal Portfolio	$113,185
California Municipal Portfolio	$951,766
Diversified Municipal Portfolio	$4,465,399
New York Municipal Portfolio	$1,414,589

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2014, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/14 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.052%
International Portfolio	0.443%
Short Duration Plus Portfolio	18.326%

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

76	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	09/30/14 Total Retail as % of Net Assets
California Municipal Portfolio	12.525%
Diversified Municipal Portfolio	26.602%
New York Municipal Portfolio	16.257%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2013:

Portfolio	Amount Received
Tax-Managed International Portfolio	$142
International Portfolio	$126
Short Duration Plus Portfolio	$1,712
California Municipal Portfolio	$0
Diversified Municipal Portfolio	$0
New York Municipal Portfolio	$1,557

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2013:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,334	$300
International Portfolio	$47,156	$98
Short Duration Plus Portfolio	$359,739	$34,451
California Municipal Portfolio	$673,981	$13,930
Diversified Municipal Portfolio	$4,294,343	$235,341
New York Municipal Portfolio	$1,689,605	$51,906

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	77

for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2013:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$6,848
International Portfolio[26]	$12,768
Short Duration Plus Portfolio	$26,017
California Municipal Portfolio	$16,537
Diversified Municipal Portfolio	$71,288
New York Municipal Portfolio	$33,071

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2013.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2013, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26	Effective February 25, 2014, ABIS waived the $18,000 minimum charge for the Portfolio.

78	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $486 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

27	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	79

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the

Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2014.33 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[34]
1 year	13.19	12.99	12.98	7/14	135/289
3 year	5.72	8.12	7.88	12/14	212/250
5 year	7.21	10.72	10.77	13/14	211/226
10 year	4.56	9.78	8.46	10/10	100/100

International Portfolio[34]
1 year	13.20	12.79	12.98	7/15	134/289
3 year	5.61	8.44	7.88	12/14	213/250
5 year	7.18	10.80	10.77	14/14	212/226
10 year	4.66	8.98	8.46	10/10	98/100

Emerging Markets Portfolio
1 year	19.41	14.52	14.39	3/20	86/535
3 year	0.54	1.81	1.16	13/20	213/372
5 year	7.56	8.42	8.48	14/17	165/248
10 year	12.63	12.63	12.91	6/11	61/111

U.S. Government Short Duration Portfolio
1 year	1.16	1.16	1.17	8/15	30/58
3 year	0.75	1.22	1.18	11/13	36/53
5 year	1.48	1.86	1.86	10/13	34/47
10 year	2.74	3.23	3.14	11/12	33/40

Short Duration Plus Portfolio
1 year	1.60	2.22	2.22	15/17	179/234
3 year	1.02	2.15	2.19	15/16	182/197
5 year	2.19	3.30	3.33	14/16	143/164
10 year	2.48	3.53	3.69	13/13	101/107

31	The gross performance returns are for the Private Client class shares of the Portfolios.

32	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34	As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

80	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Duration Portfolio
1 year	5.50	5.59	5.06	9/14	164/426
3 year	3.75	4.54	4.17	13/13	256/371
5 year	6.27	6.39	6.05	8/13	129/317
10 year	5.65	5.76	5.52	7/10	93/216

Short Duration California Municipal Portfolio
1 year	1.36	4.23	3.73	7/7	15/15
3 year	1.15	3.56	2.67	7/7	11/15
5 year	1.59	4.14	3.22	6/6	9/13
10 year	2.47	4.06	4.07	5/5	7/7

Short Duration Diversified Municipal Portfolio
1 year	1.34	2.03	1.79	12/13	58/78
3 year	1.36	1.85	1.85	11/13	54/72
5 year	1.74	1.95	1.95	6/9	36/53
10 year	2.59	2.72	2.89	6/9	27/40

Short Duration New York Municipal Portfolio
1 year	1.31	2.00	2.00	3/3	5/7
3 year	1.33	1.39	2.56	3/3	7/7
5 year	1.65	1.70	3.47	3/3	6/6
10 year	2.57	2.69	3.70	3/3	6/6

California Municipal Portfolio
1 year	3.96	7.02	6.67	4/4	29/30
3 year	3.22	5.24	4.90	4/4	26/27
5 year	4.21	5.65	5.30	4/4	23/24
10 year	4.08	4.85	4.62	4/4	19/22

Diversified Municipal Portfolio
1 year	4.01	6.30	6.25	15/15	146/151
3 year	3.18	4.74	4.64	15/15	118/131
5 year	3.92	5.14	5.16	14/14	92/96
10 year	4.07	4.73	4.66	12/12	65/68

New York Municipal Portfolio
1 year	3.45	4.89	5.46	2/2	22/23
3 year	2.94	3.97	4.16	2/2	20/21
5 year	3.78	4.58	4.75	2/2	18/19
10 year	4.03	4.38	4.40	2/2	16/17

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	81

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	11.95	4.55	6.01	3.38	6.06
MSCI EAFE Index[37]	15.07	7.96	9.40	7.07	6.49
Inception Date: June 22,1992

International Portfolio	11.90	4.40	5.94	3.43	3.41
MSCI EAFE Index	15.07	7.96	9.40	7.07	4.28
Inception Date: April 30, 1999

Emerging Markets Portfolio	17.70	-0.89	6.01	10.95	7.82
MSCI Emerging Markets Index	15.32	0.40	7.34	12.37	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.45	0.05	0.80	2.01	4.29
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.99	0.40	1.57	1.84	4.40
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.90	3.16	5.67	5.05	6.44
Barclays Capital U.S. Aggregate Bond Index	3.97	3.04	4.47	4.80	6.76
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.67	0.48	0.92	1.75	2.59
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	0.72	0.74	1.12	1.94	2.82
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

35	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

37	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

82	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration New York Municipal Portfolio	0.65	0.68	1.00	1.89	2.67
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

California Municipal Portfolio	3.31	2.57	3.55	3.43	4.60
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.24
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.43	2.61	3.35	3.48	4.83
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

New York Municipal Portfolio	2.82	2.32	3.15	3.39	4.82
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2014

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	83

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

84	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0151-0914

ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

September 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 18, 2014

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”) for the annual reporting period ended September 30, 2014.

Investment Objective and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes and, in the case of the New York Municipal Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the California and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolios may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest more than 25% of their total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

In managing the Portfolios, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Advisor may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall.

Investment Results

The tables on pages 7-9 show performance for each Portfolio compared to its national benchmark, the Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2014. Performance for the

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

Portfolios’ peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Funds Average (the “Lipper Average”) has also been included. Funds in the Lipper Average have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

All share classes of the Portfolios underperformed the benchmark and Lipper Average for the 12-month period; for the six-month period, Class A shares of all Portfolios outperformed the benchmark, while Class B and C shares underperformed, all share classes underperformed the Lipper Average. Limited supply and continued demand supported municipal bond prices over the six-month period, as they have since the beginning of 2014. As a result, the recent performance of municipal bonds has been very strong relative to other fixed-income markets. Maturity selection added to performance as the Portfolios were modestly overweight the one-to-three year and 12-to-15 year maturity ranges and the yield curve flattened. A modest overweight to credit also added to returns versus the benchmark, but detracted versus the Lipper Average as the Portfolios had slightly less exposure to triple-B rated bonds, the lowest rating of the investment-grade scale. The Portfolios are overweight in credit versus the benchmark, as the Municipal Bond Investment Team (the “Team”) has attempted to capture historically high yields relative to triple-A bonds with this approach. The Portfolios’ underweight in triple-B issues versus their peers is primarily a function of a neutral weight in hospital bonds, which the Team is maintaining due to the uncertainty surrounding the finances of hospitals going forward in the implementation of the Affordable Care Act.

The primary detractor of performance versus the Lipper Average over the 12-month period was an underweight in premium coupon bonds trading to their intermediate-maturity call dates. This type of bond outperformed other municipal bonds as long bonds rallied and the municipal yield curve flattened. This same structure also fared poorly last year when interest rates rose—the added volatility is the primary reason the Portfolios are currently underweight this security type.

The Portfolios did not utilize derivatives for the six- or 12-month periods ended September 30, 2014.

Market Review and Investment Strategy

Both the market and Federal Reserve officials expect the U.S. Federal Reserve (the “Fed”) to start raising short-term interest rates next summer in response to improving economic growth. Where the market and Fed officials disagree, however, is the pace at which the Fed will increase interest rates. Poor economic conditions in Europe and slowing growth in emerging markets may well force the Fed to slow the process down. In addition, today’s low U.S. inflation rates will provide the Fed with little incentive to be overly aggressive in its efforts to push rates up, especially since an

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

aggressive approach increases the risk of slowing domestic economic growth. For this reason, the Portfolios are currently neutral with respect to interest rate risk.

New issue supply is likely to remain relatively light over the next six months, which should continue to support municipal bond prices. Investor demand is harder to predict, but the Team anticipates it will remain positive. Municipal bonds continue to offer better after-tax income for most individual investors than comparable U.S. Treasuries or corporate bonds. With respect to potential news that could undermine investor confidence in municipal bonds, the concerns are Puerto Rico and Illinois.

In Puerto Rico, the Team remains concerned about the combination of a high debt burden and poor economic growth, and do not foresee an engine of future growth. While such an opportunity may eventually present itself, in the meantime the Team expects negative news for many Puerto Rico Electric Power Authority investors early next year when restructuring talks begin in earnest. For this reason, there are no unenhanced Puerto Rico bonds in the Portfolios. And, since Puerto Rico bonds have had vastly different returns from other municipal bonds over the last three years, the Team expects any negative news on Puerto Rico to continue to have little impact on investor demand for investment-grade municipal bonds.

Illinois is facing a significant budget shortfall this fiscal year due to the sun-setting of a temporary increase in the income taxes the state levies. The governor is in favor of essentially maintaining the current level of tax revenues, though their approaches differ. Illinois has the resources to balance its budget, and will eventually master the political will to do so. So again, the Team expects investor confidence in municipals to remain intact, but will remain vigilant and position the Portfolios accordingly.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 5-Year GO Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest Rate Risk: Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. Financial markets in the United States and elsewhere have experienced increased volatility and lack of liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Lower-Rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent the Portfolios invest in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The California and New York Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a smaller number of issuers.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Because the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee its techniques will produce the intended results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein California Municipal Portfolio
Class A	1.87%	3.53%

Class B*	1.35%	2.61%

Class C	1.59%	2.81%

Barclays 5-Year GO Municipal Bond Index	1.83%	3.60%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	2.12%	3.89%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Diversified Municipal Portfolio
Class A	1.99%	3.33%

Class B*	1.62%	2.52%

Class C	1.64%	2.62%

Barclays 5-Year GO Municipal Bond Index	1.83%	3.60%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	2.12%	3.89%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate California Municipal Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein New York Municipal Portfolio
Class A	1.97%	3.18%

Class B*	1.61%	2.45%

Class C	1.62%	2.46%

Barclays 5-Year GO Municipal Bond Index	1.83%	3.60%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	2.12%	3.89%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

9/30/04 TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate New York Municipal Portfolio Class A shares (from 9/30/04 to 9/30/14) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.60%	1.06%
1 Year	3.53%	0.44%
5 Years	2.84%	2.22%
10 Years	3.09%	2.78%

Class B Shares			-0.31%	-0.55%
1 Year	2.61%	-0.39%
5 Years	2.07%	2.07%
10 Years(a)	2.65%	2.65%

Class C Shares			-0.08%	-0.14%
1 Year	2.81%	1.81%
5 Years	2.13%	2.13%
10 Years	2.38%	2.38%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		0.44%
5 Years		2.22%
10 Years		2.78%

Class B Shares
1 Year		-0.39%
5 Years		2.07%
10 Years(a)		2.65%

Class C Shares
1 Year		1.81%
5 Years		2.13%
10 Years		2.38%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.58% and 1.56% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.60%	0.92%
1 Year	3.33%	0.26%
5 Years	2.74%	2.12%
10 Years	3.11%	2.79%

Class B Shares			-0.12%	-0.18%
1 Year	2.52%	-0.48%
5 Years	2.01%	2.01%
10 Years(a)	2.68%	2.68%

Class C Shares			-0.08%	-0.12%
1 Year	2.62%	1.62%
5 Years	2.03%	2.03%
10 Years	2.39%	2.39%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		0.26%
5 Years		2.12%
10 Years		2.79%

Class B Shares
1 Year		-0.48%
5 Years		2.01%
10 Years(a)		2.68%

Class C Shares
1 Year		1.62%
5 Years		2.03%
10 Years		2.39%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.78%, 1.49% and 1.48% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Historical Performance

NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.68%	1.15%
1 Year	3.18%	0.12%
5 Years	2.50%	1.88%
10 Years	3.03%	2.71%

Class B Shares			0.01%	0.02%
1 Year	2.45%	-0.55%
5 Years	1.77%	1.77%
10 Years(a)	2.60%	2.60%

Class C Shares			0.00%	0.00%
1 Year	2.46%	1.46%
5 Years	1.80%	1.80%
10 Years	2.32%	2.32%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		0.12%
5 Years		1.88%
10 Years		2.71%

Class B Shares
1 Year		-0.55%
5 Years		1.77%
10 Years(a)		2.60%

Class C Shares
1 Year		1.46%
5 Years		1.80%
10 Years		2.32%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.84%, 1.55% and 1.55% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.70	$4.35	0.86%
Hypothetical**	$1,000	$1,020.76	$4.36	0.86%
Class B
Actual	$1,000	$1,013.50	$9.09	1.80%
Hypothetical**	$1,000	$1,016.04	$9.10	1.80%
Class C
Actual	$1,000	$1,015.90	$7.93	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,019.90	$4.56	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class B
Actual	$1,000	$1,016.20	$8.29	1.64%
Hypothetical**	$1,000	$1,016.85	$8.29	1.64%
Class C
Actual	$1,000	$1,016.40	$8.14	1.61%
Hypothetical**	$1,000	$1,017.00	$8.14	1.61%

Intermediate New York Municipal Portfolio

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,019.70	$4.30	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%
Class B
Actual	$1,000	$1,016.10	$7.88	1.56%
Hypothetical**	$1,000	$1,017.25	$7.89	1.56%
Class C
Actual	$1,000	$1,016.20	$7.83	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%
*	Expenses are equal to each classes’ annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Expense Example

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,119.4

*	All data are as of September 30, 2014. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,293.7

*	All data are as of September 30, 2014. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 2.1% in 23 different states and Guam, Puerto Rico and District of Columbia.

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

September 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,711.6

*	All data are as of September 30, 2014. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies, including when there is a split rating. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

†	“Other” represents less than 0.2% in 6 different states and Guam.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.6%
Long-Term Municipal Bonds – 94.6%
California – 83.3%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/20-4/01/22	$2,000	$2,338,200
Bay Area Toll Authority Series 2006F 5.00%, 4/01/16	3,630	3,881,378
5.00%, 4/01/16 (Pre-refunded/ETM)	5,250	5,622,592
Series 2007F 5.00%, 4/01/16	3,570	3,817,223
Series 2009F-1 5.00%, 4/01/22	14,975	17,586,790
Series 2012 5.00%, 4/01/24-4/01/25	13,845	16,551,460
Series 2014A 1.00%, 4/01/47	15,455	15,491,628
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/25	4,710	5,649,975
California Econ Recovery Series 2009A 5.00%, 7/01/18-7/01/20	33,120	38,821,459
California Infrastructure & Economic Development Bank (Broad Collection/The) Series 2011A 5.00%, 6/01/21	20,650	25,039,983
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/27(a)	4,000	4,358,400
California Special Districts Association Finance Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	185	193,945
California State Public Works Board (California State Public Works Board Lease) AMBAC Series 1993A 5.00%, 12/01/19	2,630	2,920,983
NATL Series 2006A 5.00%, 10/01/14	3,740	3,740,000

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California State Public Works Board NATL Series 2007B 5.00%, 6/01/15 (Pre-refunded/ETM)	$3,030	$3,128,505
NATL Series 2007C 5.00%, 9/01/16 (Pre-refunded/ETM)	1,575	1,716,593
Series 2009E 5.00%, 4/01/19 (Pre-refunded/ETM)	10,825	12,754,664
Series 2011G 5.00%, 12/01/21 (Pre-refunded/ETM)	1,545	1,887,357
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 9/01/30	11,220	13,078,930
Series 2014B 5.00%, 10/01/29	4,445	5,224,564
California State University AMBAC Series 2005B 5.00%, 11/01/14	3,575	3,589,443
Series 2010A 5.00%, 11/01/24	1,490	1,701,953
Series 2011A 5.25%, 11/01/26	5,500	6,502,870
Series 2012A 5.00%, 11/01/26	10,930	12,952,378
Series 2014A 5.00%, 11/01/28	16,650	20,057,589
California Statewide Communities Development Authority (Kaiser Credit Group) Series 2012C 5.00%, 11/01/29	2,630	2,928,426
Series 2012E-1 5.00%, 4/01/44	1,000	1,113,470
Chaffey Community College District NATL Series 2005B 5.00%, 6/01/15 (Pre-refunded/ETM)	1,440	1,486,325
City & County of San Francisco CA Series 2013A 5.00%, 6/15/15	2,385	2,466,233
City of Industry CA Series 2009 5.00%, 7/01/17	3,655	4,069,769
City of Long Beach CA Harbor Revenue Series 2010A 5.00%, 5/15/22-5/15/25	16,895	19,581,563

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010B 5.00%, 5/15/21	$6,500	$7,686,315
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 6/01/23	2,765	3,325,300
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2008A 5.50%, 5/15/15-5/15/17	13,595	14,912,752
Series 2009A 5.25%, 5/15/23-5/15/24	15,955	18,807,197
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	30,663,200
Series 2010D 5.00%, 5/15/23	5,000	5,965,950
City of Riverside CA Electric Revenue Series 2013A 5.00%, 10/01/15	2,425	2,540,818
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/25	4,000	4,791,040
City of San Francisco CA Public Utilities Commission Water Revenue Series 2009A 5.00%, 11/01/28	2,000	2,296,640
Series 2011A 5.00%, 11/01/25	11,320	13,592,037
Contra Costa Water District Series 2012Q 5.00%, 10/01/20	5,315	6,381,030
Series 2013R 5.00%, 10/01/16	1,570	1,718,271
Cotati-Rohnert Park Unified School District NATL Series 2005 5.00%, 8/01/20	2,020	2,077,913
County of San Diego CA COP AMBAC Series 2005 5.00%, 2/01/15 (Pre-refunded/ETM)	2,000	2,031,980
Grossmont-Cuyamaca Community College District AGC Series 2008 5.25%, 8/01/17	1,150	1,297,971
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/23	4,025	4,626,093

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Long Beach Unified School District Series 2009A 5.00%, 8/01/15-8/01/18	$17,695	$19,681,624
Series 2010A 5.00%, 8/01/25	1,000	1,159,450
Los Angeles County Metropolitan Transportation Authority Series 2010A 5.00%, 7/01/21	2,000	2,311,080
Los Angeles County Sanitation Districts Financing Authority Series 2013A 5.00%, 10/01/15	10,770	11,288,899
Los Angeles Department of Water & Power Pwr Series 2008A-2 4.00%, 7/01/16	10,050	10,680,034
Series 2012C 4.00%, 1/01/16	1,000	1,038,350
5.00%, 1/01/16	8,150	8,543,482
Series 2013A 5.00%, 7/01/21	1,505	1,829,794
Series 2014B 5.00%, 7/01/27	2,190	2,637,329
Series 2014C 5.00%, 7/01/26	11,725	14,348,000
Los Angeles Department of Water & Power Wtr Series 2012C 5.00%, 7/01/23	1,540	1,867,435
Los Angeles Unified School District/CA FGIC Series 2005A-1 5.00%, 7/01/20-7/01/22	13,485	13,958,160
NATL Series 2005A-2 5.00%, 7/01/20	11,000	11,390,830
Series 2014C 5.00%, 7/01/27	10,365	12,483,917
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 8/01/21-8/01/22	2,100	1,740,889
Metropolitan Water District of Southern California Series 1993 5.75%, 8/10/18	7,600	8,484,716
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	710	895,062
5.75%, 7/01/21	1,775	2,102,257

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Northern California Power Agency Series 2012A 5.00%, 7/01/25-7/01/27	$3,980	$4,618,749
Orange County Sanitation District COP Series 2009A 5.00%, 2/01/18-2/01/20	11,045	12,788,921
Peralta Community College District Series 2014A 5.00%, 8/01/28	1,820	2,172,206
Pittsburg Successor Agency Redevelopment Agency Series 1983 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,147,070
Port of Los Angeles Series 2011B 5.00%, 8/01/23	2,500	3,015,325
Series 2014A 5.00%, 8/01/26-8/01/27	2,565	3,035,950
Port of Oakland NATL Series 2007C 5.00%, 11/01/18	1,900	2,131,002
Series 2012P 5.00%, 5/01/22-5/01/25	16,945	19,546,401
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	2,000	2,243,860
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/24	4,945	5,681,261
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/21	1,175	1,463,157
Sacramento Municipal Utility District Series 2012Y 5.00%, 8/15/25	4,555	5,420,814
Series 2013C 5.00%, 8/15/16	5,155	5,600,598
Sacramento Regional Transit District Series 2012 5.00%, 3/01/24	1,000	1,135,980
San Diego County Water Authority COP AGM Series 2008A 5.00%, 5/01/19-5/01/24	7,655	8,734,220

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/18-5/15/21	$35,520	$41,124,688
San Diego Unified School District/CA NATL Series 2004D 5.50%, 7/01/19	10,140	12,098,338
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,441,988
Series 2009C-2 5.00%, 5/01/15-5/01/16	26,210	27,460,593
Series 2011 5.25%, 5/01/18	4,655	5,339,704
Series 2011C 5.00%, 5/01/21	3,900	4,565,262
Series 2011S 5.00%, 5/01/25	3,000	3,481,860
San Francisco City & County Redevelopment Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 8/01/19-8/01/24	3,855	4,395,486
Santa Fe Springs Community Development Commission NATL Series 2002 5.375%, 9/01/17	560	560,672
Santa Rosa City Schools Series 2013 4.00%, 8/01/16	1,740	1,850,664
5.00%, 8/01/17	4,255	4,772,748
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/19-11/01/20	5,520	6,515,995
Southern California Public Power Authority (Los Angeles Department of Water & Power Pwr) Series 2010 5.00%, 7/01/22	4,000	4,784,760
Series 2010-1 5.00%, 7/01/25	8,235	9,756,334
Series 2014A 5.00%, 7/01/30	1,000	1,184,570
State of California Series 2013 5.00%, 10/01/20-9/01/28	29,390	34,902,269

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

4.00%, 12/01/26	$21,565	$22,818,142
Series 2014 5.00%, 12/01/22-5/01/29	18,665	22,336,988
State of California Department of Water Resources Pwr AGM Series 2008H 5.00%, 5/01/17	21,050	23,501,904
Series 2008H 5.00%, 5/01/17	1,455	1,624,478
Series 2008K 5.00%, 5/01/18	23,145	26,672,992
Series 2010L 5.00%, 5/01/15–5/01/20	22,765	26,064,896
State of California Department of Water Resources Wtr NATL Series 2005AC 5.00%, 12/01/14 (Pre-refunded/ETM)	380	382,998
NATL Series 2005AH 5.00%, 12/01/14 (Pre-refunded/ETM)	60	60,478
Series 2013AM 5.00%, 12/01/14	3,000	3,024,180
Series 2014A 5.00%, 12/01/27	5,690	6,920,406
Sweetwater Union High School District Series 2014 5.00%, 8/01/28–8/01/29	7,980	9,434,732
University of California AGM Series 2007J 5.00%, 5/15/16	5,935	6,172,400
5.00%, 5/15/15 (Pre-refunded/ETM)	395	410,824
Series 2009Q 5.25%, 5/15/22	3,510	3,973,566
Series 2010U 5.00%, 5/15/24	4,215	4,937,325
Series 2012G 5.00%, 5/15/25	10,000	12,054,600
Series 2014A 5.00%, 5/15/28	1,000	1,202,080
West Contra Costa Unified School District Series 2013A 4.00%, 8/01/15	4,535	4,678,215
Series 2013B 4.00%, 8/01/15	4,000	4,126,320

		932,779,432

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 0.4%
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	$1,700	$2,082,823
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/20	1,625	1,878,679

		3,961,502

Florida – 3.4%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	13,160	14,348,874
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,247,664
Dupree Lakes Community Development District Series 2010 6.83%, 11/01/15	30	29,926
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/15 (Pre-refunded/ETM)	4,000	4,143,360
5.00%, 7/01/16 (Pre-refunded/ETM)	13,080	14,129,539
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2004 6.75%, 11/15/14 (Pre-refunded/ETM)	2,400	2,418,312
Miami-Dade County Expressway Authority Series 2013A 5.00%, 7/01/21	1,280	1,512,256
New River Community Development District Series 2006B 5.00%, 5/01/13(b)(c)	405	4
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(e)	155	68,014

		37,897,949

Guam – 0.1%
Guam Government Waterworks Authority Series 2005 5.50%, 7/01/15 (Pre-refunded/ETM)	995	1,034,591

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 2.0%
State of Illinois Series 2012 5.00%, 8/01/18-8/01/23	$12,445	$13,824,365
Series 2014 5.00%, 5/01/28	4,735	5,096,801
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 1/01/26	4,450	3,948,263

		22,869,429

Louisiana – 0.0%
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(c)(d)(e)	3,200	– 0	–

New Jersey – 2.6%
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 12/15/19-6/15/20	25,930	29,623,546

North Carolina – 0.2%
North Carolina Eastern Municipal Power Agency Series 2009B 5.00%, 1/01/16	2,375	2,509,544

Ohio – 0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(c)(d)	304	121,600

Puerto Rico – 1.0%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/19	5,470	5,722,331
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	5,555	5,588,719

		11,311,050

Texas – 1.2%
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	10,290	11,892,256
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/21	1,180	1,290,129

		13,182,385

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 0.4%
Tobacco Settlement Authority of Washington Series 2013 5.00%, 6/01/15	$1,000	$1,030,880
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014B-3 5.125%, 1/01/20(a)	2,925	2,947,054

		3,977,934

Total Municipal Obligations (cost $1,005,943,780)		1,059,268,962

CORPORATES - INVESTMENT GRADE – 3.4%
Financial Institutions – 3.2%
Banking – 3.2%
American Express Credit Corp. 1.75%, 6/12/15	5,914	5,967,007
Bank of America NA 1.125%, 11/14/16	10,000	9,973,400
Capital One Financial Corp. 2.15%, 3/23/15	2,000	2,015,958
JPMorgan Chase & Co. 3.15%, 7/05/16	5,410	5,599,107
1.875%, 3/20/15	6,345	6,388,273
Morgan Stanley 1.75%, 2/25/16	5,788	5,849,735

		35,793,480

Industrial – 0.2%
Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,475	2,560,140

Total Corporates - Investment Grade (cost $38,185,432)		38,353,620

SHORT-TERM INVESTMENTS – 0.6%
Time Deposit – 0.6%
State Street Time Deposit 0.01%, 10/01/14 (cost $6,557,689)	6,558	6,557,689

Total Investments – 98.6% (cost $1,050,686,901)		1,104,180,271
Other assets less liabilities – 1.4%		15,268,897

Net Assets – 100.0%		$1,119,449,168

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio—Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $7,305,454 or 0.7% of net assets.

(b)	Non-income producing security.

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

(e)	Fair valued by the Adviser.

As of September 30, 2014, the Fund held 10.5% of net assets in insured bonds (of this amount 8.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
NATL	– National Interstate Corporation

See notes to financial statements.

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 92.1%
Long-Term Municipal Bonds – 91.0%
Alabama – 2.0%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2012 5.00%, 9/01/24	$18,230	$21,368,294
Alabama Public School & College Authority Series 2009A 5.00%, 5/01/17	34,415	38,263,629
Series 2009B 5.00%, 5/01/16-5/01/17	33,390	36,342,570
Birmingham Airport Authority (Birmingham-Shuttlesworth Intl Airport) AGM Series 2010 6.00%, 7/01/21-7/01/22	10,070	12,177,955
Birmingham Water Works Board Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,532,443

		123,684,891

Arizona – 1.4%
Arizona Board of Regents COP (University of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,735,548
Arizona Department of Transportation State Highway Fund Revenue Series 2006 5.00%, 7/01/15	8,480	8,787,146
Series 2011A 5.00%, 7/01/24-7/01/25	17,210	20,258,812
Arizona School Facilities Board COP NATL Series 2005A-1 5.00%, 9/01/15	1,765	1,839,924
Arizona Transportation Board (Arizona Transportation Board Fed Hwy Grant) Series 2009A 5.00%, 7/01/15	16,810	17,417,682
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/20-7/01/21	7,225	8,467,154
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	22,781,607

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the County of Pima (The) (Global Water Resources LLC) Series 2006 5.45%, 12/01/17	$1,460	$1,493,025
Salt Verde Financial Corp. (Citibank NA) Series 2007 5.25%, 12/01/21	1,430	1,682,223

		85,463,121

California – 9.1%
California Econ Recovery Series 2009A 5.00%, 7/01/19-7/01/20	22,440	26,531,277
5.25%, 7/01/21	2,735	3,237,365
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/28	1,225	1,453,830
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010D 5.00%, 5/15/22-5/15/23	24,415	28,949,513
Fremont Unified School District/Alameda County CA AGM Series 2005B 5.00%, 8/01/15 (Pre-refunded/ETM)	1,000	1,040,280
Fresno Unified School District NATL Series 2002A 6.00%, 2/01/20	3,255	3,933,993
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/20	1,000	1,121,930
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.25%, 5/01/22-5/01/23	10,380	12,067,327
Series 2011C 5.00%, 5/01/22	5,795	6,729,618
NATL Series 2006-32F 5.25%, 5/01/18	3,700	4,269,652

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of California Series 2005 5.00%, 5/01/17	$15,395	$15,814,668
Series 2006 5.00%, 3/01/16-10/01/16	10,110	10,873,774
Series 2008 5.00%, 4/01/18	5,000	5,714,800
Series 2009 5.25%, 10/01/20	5,085	6,083,185
Series 2013 5.00%, 11/01/24-11/01/25	43,465	52,264,309
Series 2014 5.00%, 5/01/25-5/01/29	116,910	139,793,451
5.00%, 10/01/28(a)	13,555	16,113,100
State of California Department of Water Resources PWR Series 2010L 5.00%, 5/01/17-5/01/19	200,935	234,178,092

		570,170,164

Colorado – 1.2%
City & County of Broomfield CO COP Series 2010 5.00%, 12/01/16-12/01/20	13,735	15,643,359
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/21-11/15/23	19,685	22,681,623
Series 2011A 5.50%, 11/15/19	2,290	2,738,245
Series 2011B 4.00%, 11/15/14	6,640	6,670,942
Series 2012A 5.00%, 11/15/22-11/15/24	6,605	7,616,834
Metro Wastewater Reclamation District Series 2012A 5.00%, 4/01/23	3,435	4,135,637
PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(b)(c)	13,168	4,608,800
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 1/15/21	2,800	3,101,448
5.25%, 1/15/24-7/15/24	7,745	8,465,595

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Todd Creek Village Metropolitan District No 1 Series 2004 4.75%, 12/01/09(b)(c)	$1,852	$926,072

		76,588,555

Connecticut – 0.3%
State of Connecticut Series 2013A 5.00%, 10/15/21	3,370	4,042,450
Series 2014A 5.00%, 3/01/28	6,360	7,533,547
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/22-1/01/24	8,575	10,216,978

		21,792,975

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 1/01/26-1/01/27(a)	5,470	6,477,027

District of Columbia –1.7%
District of Columbia Series 2013A 5.00%, 6/01/25-6/01/27	59,115	70,138,590
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/26	5,545	6,566,944
District of Columbia Water & Sewer Authority AGM Series 1998 6.00%, 10/01/16	1,635	1,809,095
Metropolitan Washington Airports Authority Series 2008A 5.50%, 10/01/14-10/01/18	11,050	12,208,461
Series 2010F-1 5.00%, 10/01/20	11,905	14,127,544
NATL Series 2005A 5.25%, 10/01/15	1,715	1,800,287

		106,650,921

Florida – 6.0%
Brevard County School District COP Series 2013A 5.00%, 7/01/21-7/01/22	15,275	18,142,867
Citizens Property Insurance Corp. Series 2011A 5.00%, 6/01/20	6,530	7,619,073
Series 2012A 5.00%, 6/01/22	27,105	31,760,826

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012A-1 5.00%, 6/01/20-6/01/21	$20,785	$24,315,749
NATL Series 2007A 5.00%, 3/01/15-3/01/16	88,440	93,496,867
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	3,895	4,576,352
Collier County School Board COP AGM Series 2005 5.00%, 2/15/16	5,000	5,315,250
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/23	5,000	5,904,650
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	15,283,825
5.625%, 10/01/25	2,550	2,993,598
Dupree Lakes Community Development District Series 2010 6.83%, 11/01/15	25	24,938
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(b)(c)(d)	985	532,787
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	7,645	9,033,714
Series 2012A 5.00%, 7/01/22	10,225	12,261,104
AMBAC Series 2007A 5.00%, 7/01/15	4,825	4,999,038
NATL Series 2007B 5.00%, 7/01/15	6,095	6,314,847
Florida State Board of Education (State of Florida) Series 2005A 5.00%, 1/01/16	4,840	4,945,367
Series 2013A 5.00%, 6/01/15	11,765	12,143,480
Series 2014A 5.00%, 6/01/22	3,545	4,302,460

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(b)(c)	$3,545	$1,276,200
JEA Electric System Revenue Series 2009G 5.00%, 10/01/19	2,695	3,160,022
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/25	3,060	3,685,770
Lake Ashton II Community Development District Series 2006B 5.00%, 11/01/11(b)(c)	6,810	2,247,300
Live Oak No 2 Community Development District Series 2010 7.36%, 11/01/20	30	31,861
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25	11,765	11,919,239
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2004 6.75%, 11/15/14 (Pre-refunded/ETM)	6,990	7,043,334
Miami-Dade County School Board Foundation, Inc. NATL Series 1997 5.00%, 2/15/15	2,455	2,498,625
Orange County School Board COP Series 2014A 5.00%, 8/01/28–8/01/29	46,355	53,424,395
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(c)(e)	510	255,000
Series 2010A-1 6.125%, 5/01/35(c)	230	232,979
Series 2010A-2 6.125%, 5/01/35(c)	515	516,514
Series 2010B 5.125%, 5/01/17(c)	755	757,771
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	2,430	2,414,715
Reedy Creek Improvement District Series 2013A 5.00%, 6/01/21	1,820	2,165,127

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sarasota County School Board COP Series 2010B 5.00%, 7/01/18	$2,350	$2,679,682
State of Florida Series 2005A 5.00%, 1/01/15 (Pre-refunded/ETM)	160	163,467
Series 2009B 5.00%, 7/01/17	3,245	3,631,155
Series 2012B 5.00%, 7/01/18-7/01/19	10,935	12,637,055
Tampa Bay Water Series 2011A 5.00%, 10/01/23	2,050	2,428,984
Villages of Westport Community Development District Series 2005A 5.125%, 5/01/15(b)(c)(d)	865	269,534

		377,405,521

Georgia – 3.0%
Athens-Clarke County Unified Government Series 2013 4.00%, 12/01/16	1,410	1,516,258
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	26,532,873
Series 2010C 5.00%, 1/01/18-1/01/19	9,260	10,640,512
5.25%, 1/01/20	6,500	7,746,505
5.50%, 1/01/21	7,500	9,156,600
5.75%, 1/01/22-1/01/23	20,000	24,690,220
5.875%, 1/01/24	2,925	3,677,076
Series 2014A 5.00%, 1/01/28	12,250	14,225,313
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/16-3/15/18	16,860	18,014,873
Municipal Electric Authority of Georgia Series 2010B 5.00%, 1/01/16-1/01/20	43,950	50,753,379
State of Georgia Series 2014A 5.00%, 2/01/17	17,595	19,442,299

		186,395,908

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.0%
Territory of Guam Series 2009A 5.75%, 11/15/14	$890	$894,254

Hawaii – 0.4%
City & County Honolulu HI Wastewater System Revenue Series 2009A 5.00%, 7/01/21-7/01/22	6,900	7,941,023
Series 2010A 5.00%, 7/01/24	16,500	18,960,480

		26,901,503

Illinois – 3.7%
City of Chicago IL (Asphalt Operating Services of Chicago LLC) Series 2010 6.125%, 12/01/18	5,200	5,466,032
City of Chicago IL (City of Chicago IL Sales Tax) AGM Series 2005 5.00%, 1/01/16	5,000	5,176,900
City of Chicago IL Wastewater Transmission Revenue NATL Series 2004B 5.25%, 1/01/15	4,225	4,276,798
County of Du Page IL Series 1993 5.60%, 1/01/21	7,770	8,897,272
Illinois Finance Authority (Adventist Health System/Sunbelt Obligated Group) NATL Series 1997B Zero Coupon, 1/01/19(f)	5,730	6,048,703
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/20-12/01/22	33,375	40,068,169
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/20-12/15/26	17,100	19,932,378
Regional Transportation Authority (Regional Transportation Authority Sales Tax) NATL Series 1994C 7.75%, 6/01/20	1,005	1,207,166
NATL Series 2001B 5.50%, 6/01/17	1,025	1,153,320
NATL Series 2006A 5.00%, 7/01/16	5,285	5,686,924

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2006A 5.00%, 6/01/15	$4,875	$5,018,569
Series 2010 5.00%, 1/01/17-1/01/19	34,160	37,242,758
Series 2012 5.00%, 8/01/21-8/01/25	14,220	15,456,577
Series 2013 5.00%, 7/01/19-7/01/20	12,065	13,448,510
5.50%, 7/01/24	5,405	6,138,837
Series 2013A 5.00%, 4/01/23	4,390	4,819,518
Series 2014 5.00%, 5/01/22-5/01/27	16,005	17,459,473
AMBAC Series 2004 5.00%, 11/01/14	2,230	2,238,675
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/20	2,580	2,843,728
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(b)(c)	5,078	1,472,620
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 5.75%, 1/01/15	840	836,136
Village of Matteson IL Series 2010 8.00%, 12/01/29(g)	19,775	17,511,158
Will & Kendall Counties Community Consolidated School District 22 Plainfield NATL Series 2007A 5.00%, 1/01/16	7,415	7,823,566

		230,223,787

Indiana – 0.2%
County of Jasper IN (Northern Indiana Public Service Co.) NATL Series 1988B 5.60%, 11/01/16	6,560	7,074,435
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/25-9/01/28	2,940	3,330,024

		10,404,459

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 0.2%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) NATL Series 2007 5.00%, 9/01/16	$5,000	$5,421,400
Kentucky Turnpike Authority (Kentucky Turnpike Authority State Lease) Series 2012A 5.00%, 7/01/26	8,490	10,041,293

		15,462,693

Louisiana – 1.0%
City of Lafayette LA Utilities Revenue Series 2013 5.00%, 11/01/21-11/01/22	7,720	9,218,366
City of New Orleans LA NATL Series 2005 5.25%, 12/01/20	5,845	6,130,295
Coves of the Highland County Community Development District Series 2006 5.60%, 11/01/21(b)(c)(d)	4,025	– 0	–
Lakeshore Villages Master Community Development District Series 2007 5.25%, 7/01/17(b)(c)	9,814	3,434,900
Louisiana Agricultural Finance Authority Series 2007 5.25%, 9/15/17	17,625	18,733,260
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010 5.00%, 10/01/21-10/01/25	8,415	9,597,653
Series 2010A 5.00%, 10/01/23	7,720	8,788,216
Louisiana Office Facilities Corp. (Louisiana Office Facilities Corp. State Lease) Series 2009 5.00%, 3/01/16-3/01/18	9,360	10,249,161
Orange Grove Community Development District Series 2006 5.30%, 11/01/21(b)(c)	1,695	339,000

		66,490,851

Maryland – 1.9%
County of Anne Arundel MD Series 2013 5.00%, 4/01/20	4,415	5,255,307

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

State of Maryland Series 20142 5.00%, 8/01/21	$59,585	$72,251,579
Series 2014B 5.00%, 8/01/17-8/01/20	32,380	37,711,135
Washington Suburban Sanitary Commission Series 2014 5.00%, 6/01/17	5,000	5,582,700

		120,800,721

Massachusetts – 2.1%
Commonwealth of Massachusetts Series 2013B 5.00%, 8/01/17-8/01/20	69,345	79,782,535
Series 2014C 5.00%, 8/01/20	1,045	1,248,347
AGM Series 2006C 2.872%, 11/01/19(f)	1,815	1,904,171
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) Series 2013 5.00%, 6/15/20	1,040	1,237,496
Massachusetts Health & Educational Facilities Authority (CareGroup, Inc.) Series 2008E-2 5.00%, 7/01/15-7/01/17	8,515	9,128,057
Massachusetts Health & Educational Facilities Authority (President and Fellows of Harvard College) Series 1991N 6.25%, 4/01/20	2,820	3,556,189
Massachusetts School Building Authority Series 2012A 5.00%, 8/15/22-8/15/23	10,680	12,952,972
University of Massachusetts Building Authority AMBAC Series 20052 5.00%, 11/01/15 (Pre-refunded/ETM)	18,795	19,769,897

		129,579,664

Michigan – 4.7%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/19-7/01/20	20,980	23,447,678
Michigan Finance Authority AGM Series 2014D2 5.00%, 7/01/24-7/01/27	54,305	61,941,443

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/25-7/01/27	$39,940	$45,444,564
Michigan Finance Authority (Detroit City School District) Series 2014E 2.85%, 8/20/15	1,400	1,409,926
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/27	4,990	5,486,355
Michigan Finance Authority (State of Michigan Unemployment) Series 2012A 5.00%, 7/01/16	94,115	101,701,610
Series 2012B 5.00%, 7/01/22	10,105	10,886,319
Michigan State Building Authority (Michigan State Building Authority Lease) Series 2009I 5.00%, 10/15/14-10/15/15	13,645	13,971,074
State of Michigan Trunk Line Revenue Series 2009 5.00%, 11/01/19-11/01/23	11,510	13,461,782
Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport) Series 2010C 5.00%, 12/01/17	5,000	5,605,800
Wayne State University Series 2009A 5.00%, 11/15/21-11/15/23	14,100	15,929,774

		299,286,325

Minnesota – 0.9%
Southern Minnesota Municipal Power Agency AMBAC Series 2002A 5.25%, 1/01/16	6,820	7,233,701
State of Minnesota Series 2014A 5.00%, 8/01/17	13,830	15,525,282
Series 2014B 4.00%, 8/01/17	14,400	15,762,096
Series 2014E 3.00%, 8/01/16	7,365	7,718,888
4.00%, 8/01/17	12,610	13,802,780

		60,042,747

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 0.2%
Jackson County Public Building Corp. Series 2005 5.00%, 12/01/14 (Pre-refunded/ETM)	$1,955	$1,970,269
Springfield Public Utilities Board Series 2012 5.00%, 12/01/18-12/01/19	7,290	8,347,655

		10,317,924

Nevada – 2.6%
Clark County School District Series 2008A 5.00%, 6/15/21	5,000	5,646,750
Series 2013B 5.00%, 6/15/17	6,780	7,562,209
AGM Series 2005C 5.00%, 12/15/15 (Pre-refunded/ETM)	22,380	23,658,346
NATL Series 2005A 5.00%, 6/15/17	27,880	29,069,640
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	10,343,711
County of Clark NV AMBAC Series 1992A 6.50%, 6/01/17	1,760	2,014,038
AMBAC Series 2006 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,141,279
5.00%, 11/01/16	16,010	17,451,861
County of Clark NV (County of Clark NV Fuel Tax) Series 2011 5.00%, 7/01/19	8,390	9,775,776
AMBAC Series 2007 5.00%, 7/01/15-7/01/16	14,320	14,899,260
County of Clark NV (McCarran Intl Airport) Series 2008A 5.25%, 7/01/17	16,695	18,746,315
State of Nevada Series 2008C 5.00%, 6/01/15	4,555	4,701,215
Series 2014A 5.00%, 4/01/21	15,215	18,196,836

		163,207,236

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 4.6%
Garden State Preservation Trust AGM Series 2005A 5.80%, 11/01/15 (Pre-refunded/ETM)	$2,325	$2,465,616
New Jersey Economic Development Authority Series 2008A 5.00%, 5/01/15-5/01/16	55,310	58,077,686
Series 2008W 5.00%, 3/01/15 (Pre-refunded/ETM)	2,325	2,371,128
Series 2014P 5.00%, 6/15/26	10,350	11,689,807
New Jersey Economic Development Authority (College Avenue Redevelopment Associates LLC) Series 2013 5.00%, 6/15/25-6/15/26	4,500	5,369,830
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/22	1,075	1,244,313
5.50%, 1/01/26-1/01/27	2,000	2,336,740
New Jersey State Turnpike Authority Series 2012B 5.00%, 1/01/26-1/01/27	12,700	14,817,176
Series 2014A 5.00%, 1/01/27-1/01/29	75,920	88,912,931
Series 2014C 5.00%, 1/01/24(a)	14,720	17,659,437
AGM Series 2005D-3 5.25%, 1/01/26	14,770	18,223,374
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19-9/15/21	43,890	50,452,533
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 6/15/20	3,960	4,525,726
NATL Series 2004B 5.25%, 12/15/14	14,605	14,753,679

		292,899,976

New Mexico – 0.1%
State of New Mexico Severance Tax Permanent Fund Series 2010A 5.00%, 7/01/16 5,160		5,576,876

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 15.7%
City of New York NY Series 2005J 5.00%, 3/01/15 (Pre-refunded/ETM)	$1,490	$1,519,442
5.00%, 3/01/17	865	881,868
Series 2007C 5.00%, 1/01/15-1/01/16	15,370	16,034,732
Series 2007D 5.00%, 2/01/15 (Pre-refunded/ETM)	6,025	6,120,918
5.00%, 2/01/15	2,775	2,819,456
Series 2007E 5.00%, 8/01/16	4,715	5,107,760
Series 2008B 5.00%, 9/01/15	10,000	10,441,400
Series 2008C 5.25%, 8/01/16	17,165	18,672,945
Series 2009C 5.00%, 8/01/17-8/01/22	18,190	21,025,627
Series 2010B 5.00%, 8/01/16-8/01/19	23,020	26,221,799
Series 2012A 5.00%, 10/01/16	10,090	11,008,997
Series 2012B 5.00%, 8/01/16	18,615	20,165,629
Series 2013B 5.00%, 8/01/19	34,575	40,435,808
Series 2013I 5.00%, 8/01/19	7,260	8,490,643
Series 2013J 5.00%, 8/01/16-8/01/20	19,535	22,611,404
Series 2014A 5.00%, 8/01/27	1,130	1,345,468
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/16-11/15/28	25,550	28,408,385
Series 2012E 5.00%, 11/15/24	6,055	7,145,990
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	65,727,710
Series 2012H 5.00%, 11/15/26	6,065	7,080,281
Series 2013B 5.00%, 11/15/26	9,505	11,143,567
Series 2014A 5.00%, 11/15/26-11/15/27	8,245	9,638,116

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2014C 5.00%, 11/15/27	$5,000	$5,905,150
AGC Series 2003B 5.25%, 11/15/20	8,415	10,105,405
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,338,515
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/22-11/01/25	34,430	41,046,944
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	27,835,557
Series 2012A 5.00%, 8/01/25	12,345	14,710,179
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	66,643,683
Series 2012E 5.00%, 11/01/21-11/01/22	22,135	26,820,517
New York State Dormitory Authority (City University of New York State Lease) Series 2008A 5.00%, 7/01/15-7/01/16	24,900	26,459,165
Series 2008B 5.00%, 7/01/15	8,870	9,188,610
New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/19-7/01/24	25,150	29,075,145
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	2,865	3,361,247
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2009G 5.00%, 3/15/19-3/15/21	13,865	16,144,333
Series 2011E 5.00%, 8/15/21	3,880	4,675,749
Series 2012A 5.00%, 12/15/22	20,745	25,254,548
Series 2012B 5.00%, 3/15/21-3/15/22	54,800	65,763,218
Series 2013A 5.00%, 2/15/20	4,635	5,478,894
Series 2014C 5.00%, 3/15/27	2,015	2,404,822

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	$3,650	$3,730,592
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	21,393,091
NATL Series 2005B 5.00%, 4/01/16	44,040	46,089,181
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,543,922
New York State Thruway Authority (New York State Thruway Authority Service Contract) Series 2009 5.00%, 4/01/17-4/01/18	47,425	52,878,487
New York State Thruway Authority (State of New York Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,301,020
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 3/15/16-3/15/26	71,295	83,818,518
Series 2013D 5.00%, 3/15/23	32,000	38,764,480
Port Authority of New York & New Jersey Series 20131 5.00%, 12/01/28	3,335	3,839,719

		986,618,636

North Carolina – 1.5%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 1/01/22 (Pre-refunded/ETM)	1,720	2,204,507
Series 2009B 5.00%, 1/01/17	1,020	1,112,942
Series 2012B 5.00%, 1/01/21	13,255	15,383,753
North Carolina Infrastructure Finance Corp. COP AGM Series 2006A 5.00%, 2/01/15	10,000	10,158,500

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina Municipal Power Agency No 1 Series 2008A 5.25%, 1/01/15-1/01/16	$47,955	$49,494,517
Series 2008C 5.25%, 1/01/15-1/01/17	12,720	13,479,761

		91,833,980

Ohio – 3.4%
City of Cincinnati OH Water System Revenue Series 2007A 5.00%, 12/01/15	5,780	6,103,680
City of Cleveland OH Airport System Revenue AMBAC Series 2006A 5.00%, 1/01/23	3,145	3,401,506
City of Columbus OH Series 20131 5.00%, 7/01/16-7/01/20	9,165	10,426,462
Series 2014A 5.00%, 2/15/21	5,580	6,701,524
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(b)(c)	502	200,800
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	107,446,977
State of Ohio Series 2011A 5.00%, 8/01/20-8/01/21	57,430	68,762,748
University of Cincinnati Series 2010F 5.00%, 6/01/20-6/01/21	6,795	8,039,706
University of Toledo Series 2010 5.00%, 6/01/21	2,610	2,979,002

		214,062,405

Oklahoma – 0.1%
McGee Creek Authority NATL Series 1992 6.00%, 1/01/23	3,680	4,136,173

Oregon – 0.5%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 8/01/22	8,685	10,549,930

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/24	$1,000	$1,047,270
Port of Portland OR (Portland Intl Airport) Series 2010 20C 5.00%, 7/01/23	1,405	1,612,069
State of Oregon Department of Administrative Services COP Series 2009D 5.00%, 11/01/21-11/01/23	18,535	21,387,470

		34,596,739

Pennsylvania – 4.0%
Allegheny County Airport Authority (Pittsburgh International Airport) NATL Series 2001B 5.00%, 1/01/18	1,585	1,782,539
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2008B 5.00%, 6/15/18	8,200	8,230,422
Central Bucks School District NATL Series 2007 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,200,236
5.00%, 5/15/16	2,955	3,172,813
City of Philadelphia PA Series 2013A 5.00%, 7/15/19-7/15/21	4,495	5,267,314
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	7,215,211
Series 2010D 5.00%, 6/15/19-6/15/20	18,065	20,840,598
Series 2011A 5.00%, 6/15/16-6/15/19	6,300	7,071,204
Commonwealth of Pennsylvania Series 2010A 5.00%, 2/15/17	4,220	4,657,783
Series 2014 5.00%, 6/15/17-7/01/17	25,140	28,065,763

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 3.00%, 1/01/15	$2,900	$2,920,677
5.00%, 1/01/16-7/01/19	28,850	32,667,719
Pennsylvania Turnpike Commission Series 2009B 5.00%, 6/01/15-6/01/20	54,525	60,727,101
Philadelphia Parking Authority (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/15-9/01/20	35,680	40,176,023
5.125%, 9/01/22	9,080	10,270,025
Southeastern Pennsylvania Transportation Authority Series 2010 5.00%, 3/01/23-3/01/24	12,245	14,135,098

		249,400,526

Puerto Rico – 0.2%
Puerto Rico Sales Tax Financing Corp. Series 2009A 5.375%, 8/01/19 (Pre-refunded/ETM)	10,315	12,339,628

Rhode Island – 0.4%
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,525,676
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,788,315
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,711,529
Rhode Island Economic Development Corp. (State of Rhode Island DOT Fed Hwy Grant) AGC Series 2009A 5.25%, 6/15/17	7,955	8,826,231

		23,851,751

South Carolina – 0.2%
Greenville County School District (Greenville County School District Lease) Series 2006 5.00%, 12/01/14-12/01/15	11,850	12,184,080

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Newberry Investing IN Children’s Education (County of Newberry SC Lease) Series 2005 5.25%, 12/01/23-12/01/25	$2,315	$2,430,939

		14,615,019

Tennessee – 0.0%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc.(The)) Series 2006A 5.25%, 9/01/21	2,115	2,434,196

Texas – 10.6%
Austin Independent School District Series 2014B 5.00%, 8/01/20-8/01/21	6,700	8,012,295
Bell County Health Facility Development Corp. Series 1989 6.50%, 7/01/19 (Pre-refunded/ETM)	1,000	1,161,780
Brownsville Independent School District Series 2013A 5.00%, 2/15/19	4,000	4,663,280
Camino Real Regional Mobility Authority Series 2008 5.00%, 2/15/15-2/15/21	44,670	46,824,041
City of Garland TX Series 2010 5.00%, 2/15/24	3,800	4,400,362
City of Houston TX Airport System Revenue Series 2009A 5.00%, 7/01/21	2,090	2,358,607
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 5/15/23-5/15/28	24,850	29,819,957
City of San Antonio TX Series 2014 5.00%, 2/01/21	3,905	4,690,491
City of San Antonio TX Water System Revenue Series 2011A 5.00%, 5/15/23-5/15/26	21,200	24,767,493
Series 2013E 5.00%, 5/15/25	3,000	3,572,940
City Public Service Board of San Antonio TX Series 2008 5.00%, 2/01/21	5,040	5,662,843
Series 2009D 5.00%, 2/01/20	47,315	54,550,410

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Clear Creek Independent School District Series 2004A 5.00%, 2/15/16	$1,280	$1,361,805
Conroe Independent School District Series 2005A 5.00%, 2/15/15 (Pre-refunded/ETM)	1,575	1,603,161
5.00%, 2/15/16	4,685	4,767,878
County of Harris TX Series 2004A 5.25%, 10/01/14 (Pre-refunded/ETM)	14,000	14,000,000
Series 2010A 5.00%, 10/01/23-10/01/25	17,725	20,931,505
Series 2014A 5.00%, 10/01/17	4,820	5,437,683
Dallas Independent School District Series 2011 5.00%, 2/15/22	5,165	6,131,010
Dallas/Fort Worth International Airport Series 2009A 5.00%, 11/01/14-11/01/15	8,915	9,256,285
Series 2012F 5.00%, 11/01/21-11/01/25	17,905	20,676,553
Series 2014A 5.25%, 11/01/28	11,550	13,372,705
Grand Parkway Transportation Corp. Series 2014A 3.00%, 12/15/16	168,095	176,898,135
Harris County Flood Control District Series 2004A 5.25%, 10/01/14 (Pre-refunded/ETM)	7,175	7,175,000
Lower Colorado River Authority AGM Series 1999A 5.875%, 5/15/16	2,325	2,335,091
North Texas Tollway Authority Series 2011D 5.00%, 9/01/24	5,000	5,892,950
5.25%, 9/01/25-9/01/26	35,940	43,212,686
Retama Development Corp. Series 1993 8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	3,923,111
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,316,280

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SA Energy Acquisition Public Facility Corp. (Goldman Sachs Group, Inc.(The)) Series 2007 5.25%, 8/01/15	$1,880	$1,939,953
Spring Independent School District Series 2011 5.00%, 8/15/20-8/15/21	8,365	9,932,674
State of Texas Series 2011 5.00%, 10/01/22-10/01/25	47,335	56,739,905
Series 2014 4.00%, 10/01/17	5,400	5,940,648
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	1,160	1,194,092
Texas A&M University Series 2009D 5.00%, 5/15/18	2,000	2,298,060
Texas Public Finance Authority (State of Texas Unemployment) Series 2014B 4.00%, 7/01/17-1/01/18	28,250	30,109,332
Texas Public Finance Authority (Texas Public Finance Authority State Lease) AMBAC Series 2004A 5.00%, 2/01/15	5,000	5,018,950
Texas Transportation Commission State Highway Fund Series 2007 5.00%, 4/01/16-4/01/24	18,250	19,791,179
Series 2014A 4.75%, 4/01/17	5,295	5,850,763

		667,591,893

Virginia – 0.1%
County of Fairfax VA Series 2012A 5.00%, 4/01/17	6,760	7,504,208

Washington – 6.0%
Central Puget Sound Regional Transit Authority AMBAC Series 2005A 5.00%, 5/01/15 (Pre-refunded/ETM)	1,015	1,043,603
Chelan County Public Utility District No 1 Series 2011A 5.00%, 7/01/20	3,110	3,617,521

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011B 5.00%, 7/01/21	$5,000	$5,808,250
5.25%, 7/01/22	3,670	4,292,689
City of Seattle WA Series 2014 5.00%, 5/01/16-5/01/17	9,675	10,527,092
City of Tacoma WA Electric System Revenue AGM Series 2007 5.00%, 1/01/15 (Pre-refunded/ETM)	4,450	4,502,510
5.00%, 1/01/15	16,495	16,690,796
County of Cowlitz WA (County of Cowlitz WA Spl Swr) NATL Series 2002 5.50%, 11/01/19	1,435	1,564,609
County of King WA Sewer Revenue Series 2011B 5.00%, 1/01/23	4,415	5,205,771
Energy Northwest AMBAC Series 2005A 5.00%, 7/01/15 (Pre-refunded/ETM)	5,040	5,220,634
Energy Northwest (Bonneville Power Administration) Series 2007A 5.00%, 7/01/16	5,450	5,890,305
Series 2007C 5.00%, 7/01/17	2,625	2,937,375
Series 2012A 5.00%, 7/01/18-7/01/21	92,585	107,945,934
Grant County Public Utility District No 2 Series 2011I 5.00%, 1/01/20-1/01/23	13,725	16,097,549
Port of Seattle WA Series 2010B 5.00%, 6/01/22	1,995	2,297,622
Series 2010C 5.00%, 2/01/17	2,590	2,837,811
Snohomish County School District No 2 Everett Series 2014 5.00%, 12/01/21	3,600	4,319,784
State of Washington Series 2008C 5.00%, 1/01/17	3,225	3,548,468
Series 2009R 5.00%, 1/01/17	5,810	6,392,743

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010R 5.00%, 7/01/20	$6,370	$7,580,937
Series 2012 5.00%, 7/01/22-7/01/23	27,815	33,564,344
Series 2012R 5.00%, 7/01/17-7/01/24	31,260	36,844,264
Series 2014 4.00%, 7/01/17	17,610	19,232,233
Series 2014R 5.00%, 7/01/17	5,180	5,797,922
AGM Series 2006 5.00%, 7/01/15	5,405	5,600,769
AMBAC Series 2007C 5.00%, 1/01/16	7,770	8,227,264
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 9/01/21-9/01/23	36,660	43,488,326
Series 2013C 5.00%, 9/01/19	6,060	7,104,441

		378,181,566

Wisconsin – 0.9%
State of Wisconsin Series 20141 5.00%, 5/01/16	3,030	3,250,493
Series 20142 5.00%, 5/01/17	23,330	25,990,087
Series 2014B 5.00%, 5/01/17	3,610	4,021,612
Wisconsin Department of Transportation AGM Series 2005A 5.25%, 7/01/16	9,690	10,506,092
NATL Series 2007I 5.00%, 7/01/16-7/01/17	8,885	9,671,214
WPPI Energy Series 2014A 5.00%, 7/01/29(a)	1,000	1,158,700

		54,598,198

Total Long-Term Municipal Bonds (cost $5,489,056,362)		5,728,483,017

Short-Term Municipal Notes – 1.1%
Alaska – 0.2%
City of Valdez AK (Exxon Mobil Corp.) Series 1993B 0.03%, 12/01/33(h)	5,700	5,700,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 1993C 0.03%, 12/01/33(h)	$5,475	$5,475,000

		11,175,000

Connecticut – 0.2%
Connecticut State Health & Educational Facility Authority (Yale University) Series 2001V-1 0.01%, 7/01/36(h)	8,260	8,260,000

Louisiana – 0.1%
City of Baton Rouge/Parish of East Baton Rouge LA (Exxon Mobil Corp.) 0.03%, 11/01/19(h)	7,800	7,800,000

Mississippi – 0.3%
County of Jackson MS (Chevron Corp.) 0.01%, 6/01/23(h)	12,500	12,500,000
Mississippi Business Finance Corp (Chevron USA, Inc.) Series 2007E 0.03%, 12/01/30(h)	7,000	7,000,000

		19,500,000

Texas – 0.2%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) 0.03%, 11/01/41(h)	13,400	13,400,000

Wyoming – 0.1%
County of Sublette WY (Exxon Mobil Corp.) 0.03%, 11/01/14(h)	8,000	8,000,000

Total Short-Term Municipal Notes (cost $68,135,000)		68,135,000

Total Municipal Obligations (cost $5,557,191,362)		5,796,618,017

CORPORATES - INVESTMENT GRADE – 4.8%
Financial Institutions – 3.3%
Banking – 2.9%
Bank of America Corp. 1.50%, 10/09/15	33,318	33,569,551
4.50%, 4/01/15	18,940	19,308,572
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	1,571	1,574,229
Capital One Bank USA NA 1.20%, 2/13/17	4,905	4,894,317

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 2.65%, 3/02/15	$8,048	$8,119,651
4.587%, 12/15/15	14,497	15,143,566
6.01%, 1/15/15	15,000	15,236,460
JPMorgan Chase & Co. 1.35%, 2/15/17	41,328	41,237,946
1.875%, 3/20/15	1,875	1,887,788
3.15%, 7/05/16	3,950	4,088,072
Morgan Stanley 5.375%, 10/15/15	25,375	26,575,035
Series G 5.45%, 1/09/17	8,860	9,623,617

		181,258,804

Finance – 0.4%
General Electric Capital Corp. 2.15%, 1/09/15	27,608	27,747,227

Industrial – 1.5%
Capital Goods – 0.2%
Caterpillar, Inc. 0.95%, 6/26/15	13,617	13,673,905

Communications - Telecommunications – 0.4%
Verizon Communications, Inc. 2.50%, 9/15/16	21,530	22,096,067

Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	12,630	13,064,472

Consumer Non-Cyclical – 0.0%
Actavis, Inc. 1.875%, 10/01/17	2,807	2,782,809

Technology – 0.7%
International Business Machines Corp. 0.55%, 2/06/15	14,866	14,880,926
Cisco Systems, Inc. 1.10%, 3/03/17	29,031	29,011,607

		43,892,533

		95,509,786

Total Corporates - Investment Grade (cost $303,120,598)		304,515,817

GOVERNMENTS - TREASURIES – 1.6%
United States – 1.6%
U.S. Treasury Notes 0.75%, 1/15/17 (cost $100,094,296)	100,000	99,937,500

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Time Deposit – 1.2%
State Street Time Deposit 0.01%, 10/01/14 (cost $74,103,986)	$74,104	$74,103,986

Total Investments – 99.7% (cost $6,034,510,242)		6,275,175,320
Other assets less liabilities – 0.3%		18,533,606

Net Assets – 100.0%		$6,293,708,926

(a)	When-Issued or delayed delivery security.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	Non-income producing security.

(f)	Variable rate coupon, rate shown as of September 30, 2014.

(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2014, the Fund held 10.2% of net assets in insured bonds (of this amount 11.2% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
DOT	– Department of Transportation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
UPMC	– University of Pittsburgh Medical Center

See notes to financial statements.

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.9%
Long-Term Municipal Bonds – 96.9%
New York – 80.2%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$14,547,551
Battery Park City Authority Series 2013A 5.00%, 11/01/22	4,210	5,137,168
City of New York NY Series 2004G 5.25%, 8/01/15	5	5,020
Series 2005J 5.00%, 3/01/15 (Pre-refunded/ETM)	2,895	2,952,205
5.00%, 3/01/16	1,665	1,697,817
Series 2007A-1 5.00%, 8/01/18	4,570	5,111,042
Series 2007C 5.00%, 1/01/16	4,410	4,667,235
Series 2007E 5.00%, 8/01/16	5,500	5,958,150
Series 2008A-1 5.00%, 8/15/16	4,400	4,774,308
Series 2008B-1 5.25%, 9/01/16	10,000	10,916,400
Series 2011A 5.00%, 8/01/26	14,275	16,706,889
Series 2011D-1 5.00%, 10/01/24	2,860	3,380,577
Series 2011E-3 5.00%, 8/01/23	6,855	8,089,311
Series 2012I 5.00%, 8/01/16	12,545	13,589,998
Series 2013B 5.00%, 8/01/20	10,000	11,823,400
Series 2013D 5.00%, 8/01/19	7,165	8,379,539
Series 2013F 5.00%, 3/01/17	2,675	2,956,303
Series 2013I 5.00%, 8/01/20	18,775	22,198,433
NATL Series 2004I 5.00%, 8/01/16	55	55,023
City of Yonkers NY Series 2011A 5.00%, 10/01/14-10/01/17	6,880	7,324,741

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

County of Albany NY Series 2012B 5.00%, 11/01/15	$1,085	$1,140,921
County of Nassau NY Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,813,579
Series 2012A 5.00%, 4/01/15	5,680	5,812,060
Series 2013A 5.00%, 4/01/18-4/01/20	8,660	9,873,793
Erie Cnty NY IDA (Buffalo NY SD) Series 2011B 5.00%, 5/01/22	5,800	6,836,054
AGM Series 2008A 5.00%, 5/01/16	1,280	1,373,773
Erie County Fiscal Stability Authority (Erie County Fiscal Stability Authority Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,018,459
Housing Development Corp/NY Series 2013A 5.00%, 7/01/25	2,000	2,347,560
Long Island Power Authority Series 20102 5.00%, 5/01/15 (Pre-refunded/ETM)	6,450	6,630,987
NATL Series 2006F 5.00%, 5/01/15 (Pre-refunded/ETM)	1,780	1,829,947
5.00%, 5/01/15-5/01/16	22,910	23,973,059
Metropolitan Transportation Authority Series 2006B 5.00%, 11/15/16-11/15/17	6,645	7,280,757
Series 2010D 5.25%, 11/15/24	10,755	12,602,279
Series 2010G 5.00%, 11/15/21	9,305	10,875,219
5.25%, 11/15/22-11/15/26	33,880	39,602,351
Series 2011C 5.00%, 11/15/24	2,890	3,372,630
Series 2011D 5.00%, 11/15/22-11/15/25	11,775	13,814,160
AGM Series 2002B 0.312%, 11/01/22(a)(b)	15,325	14,754,420
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	16,962,924

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NATL Series 2004A 5.25%, 11/15/15-11/15/16	$13,150	$14,341,063
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 7/01/24	4,550	5,326,321
New York City Transitional Finance Authority Building Aid Revenue Series 2011S-1A 5.00%, 7/15/25	4,420	5,150,317
Series 2012S 5.00%, 7/15/25	7,390	8,746,435
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2007B 5.00%, 11/01/15	4,515	4,749,735
5.00%, 11/01/15 (Pre-refunded/ETM)	1,145	1,204,139
Series 2011A 5.00%, 11/01/15-11/01/20	10,410	11,113,405
Series 2011A-1 5.00%, 11/01/23	15,315	18,277,227
Series 2011B 5.00%, 2/01/20-2/01/24	15,135	17,840,695
Series 2011C 5.00%, 11/01/20	9,480	11,333,530
Series 2012B 5.00%, 11/01/16-11/01/24	14,330	16,880,041
Series 2012D 5.00%, 11/01/20-11/01/23	34,790	41,954,323
Series 2012E 5.00%, 11/01/15-2/01/26	14,225	16,512,604
Series 2013H 3.00%, 11/01/14	2,260	2,265,469
Series 2014A 5.00%, 8/01/27-8/01/29	6,655	7,920,781
Series 2014C 5.00%, 11/01/26	6,345	7,604,800
Series 2014D-1 5.00%, 2/01/28-2/01/29	9,535	11,282,529
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2008C 5.75%, 12/01/16	23,025	25,566,960
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 7/01/21	4,745	5,522,089

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York City Water & Sewer System Series 2006BB 5.00%, 6/15/16 (Pre-refunded/ETM)	$2,210	$2,384,015
5.00%, 6/15/20	16,775	18,116,832
Series 2008AA 5.00%, 6/15/18 (Pre-refunded/ETM)	11,675	13,440,610
5.00%, 6/15/21-6/15/22	9,810	11,207,479
Series 2010FF 5.00%, 6/15/25	24,730	28,736,260
Series 2011HH 5.00%, 6/15/26	9,055	10,601,503
Series 2014D 5.00%, 6/15/22-6/15/29	14,350	17,192,140
New York Liberty Development Corp. (National Sports Museum) Series 2006A 6.125%, 2/15/19(c)(d)	1,980	20
New York Local Government Assistance Corp. Series 2008A 5.00%, 4/01/19-4/01/20	16,145	18,438,057
New York Power Authority (The) NATL Series 2007C 5.00%, 11/15/16	6,245	6,849,828
New York State Dormitory Authority Series 2007 4.00%, 8/15/15 (Pre-refunded/ETM)	2,675	2,764,158
AGM Series 2007A 5.00%, 2/15/16 (Pre-refunded/ETM)	70	74,523
NATL Series 1998 5.20%, 2/15/16 (Pre-refunded/ETM)	1,000	1,066,630
New York State Dormitory Authority (Ithaca College) Series 2009 5.00%, 7/01/17	12,195	12,571,460
New York State Dormitory Authority (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,546,510
New York State Dormitory Authority (Mount Sinai School of Medicine) Series 2010A 5.00%, 7/01/19	4,390	5,006,663

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (New York State Dormitory Authority Lease) Series 2008D 5.00%, 2/15/15 - 2/15/16	$18,175	$18,962,356
Series 2009A 5.00%, 7/01/22	6,050	7,022,114
AGM Series 2007A 5.00%, 2/15/16	3,760	3,997,632
New York State Dormitory Authority (New York University) NATL Series 1998A 6.00%, 7/01/18	1,000	1,173,210
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,390,965
Series 2008C 5.00%, 3/15/16 - 3/15/18	35,690	39,934,612
Series 2009D 5.00%, 6/15/20	2,230	2,611,642
Series 2009G 5.00%, 3/15/18	7,840	8,946,694
Series 2010E 5.00%, 2/15/19	1,305	1,519,568
Series 2012A 5.00%, 12/15/21	5,875	7,090,596
Series 2012B 5.00%, 3/15/22	3,905	4,697,090
Series 2012D 5.00%, 2/15/22 - 2/15/25	22,135	26,406,591
Series 2014A 5.00%, 2/15/28 - 2/15/29	13,825	16,317,933
Series 2014C 5.00%, 3/15/28 - 3/15/29	14,485	17,181,205
AMBAC Series 2005D 5.00%, 3/15/15	1,760	1,798,702
New York State Dormitory Authority (State University of New York) Series 2011A 5.00%, 7/01/24	3,125	3,664,156
New York State Dormitory Authority (Wyckoff Heights Medical Center) NATL Series 1998 5.20%, 2/15/16	5,820	5,842,174
New York State Energy Research & Development Authority (New York State Electric & Gas Corp.) NATL Series 2010C 0.424%, 4/01/34(a)(b)	20,375	19,375,708

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York State Environmental Facilities Corp. NATL Series 2004A 5.00%, 12/15/14 (Pre-refunded/ETM)	$1,060	$1,070,452
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2004 5.00%, 6/15/25	6,845	6,870,121
Series 2007B 5.00%, 6/15/16	1,610	1,737,351
Series 2009A 5.25%, 6/15/24	7,300	8,555,819
New York State Thruway Authority AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	895	914,762
NATL Series 2005A 5.00%, 4/01/15 (Pre-refunded/ETM)	1,060	1,085,451
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2008B 5.00%, 4/01/17	21,620	23,965,986
Series 2012A 5.00%, 4/01/21 - 4/01/25	26,070	30,868,442
AMBAC Series 2005B 5.50%, 4/01/20	9,020	10,894,897
NATL Series 2005B 5.00%, 4/01/16	10,335	10,815,888
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	5,952,221
Series 2013A 5.00%, 5/01/19	25,000	29,001,000
Series 2014J 5.00%, 1/01/26 - 1/01/27	33,860	39,993,675
New York State Thruway Authority (State of New York Pers Income Tax) Series 2007A 5.00%, 3/15/16	9,410	10,047,998
Series 2010A 5.00%, 3/15/25	5,425	6,356,907
AGM Series 2005A 5.00%, 3/15/18	1,035	1,057,377

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series 2004A 5.00%, 3/15/15	$10,170	$10,393,638
New York State Urban Development Corp. (New York State Urban Development Corp. Lease) Series 2008B 5.00%, 1/01/19	3,525	4,030,697
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2007B 5.00%, 3/15/16	2,085	2,226,363
Series 2013C 5.00%, 3/15/20	9,915	11,747,292
AMBAC Series 2005A-1 5.00%, 12/15/20	6,265	6,616,654
Port Authority of New York & New Jersey Series 2011 5.00%, 9/15/24	2,000	2,266,800
Series 20131 5.00%, 12/01/23	10,480	12,424,354
Series 2014 5.00%, 9/01/27	7,500	8,763,600
NATL Series 2004 5.00%, 12/01/19	15,290	15,562,009
XLCA Series 2006 5.00%, 10/01/17 - 10/01/19	10,255	10,937,079
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25 - 10/15/26(e)	13,040	16,109,159
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	1,565	1,560,915
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/16 - 7/01/17	2,900	3,182,261
Tompkins County Industrial Development Agency (Ithaca College) Series 2007 5.00%, 7/01/16	2,710	2,804,416
Triborough Bridge & Tunnel Authority Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	5,555	5,864,691

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2008A 5.00%, 5/15/18 (Pre-refunded/ETM)	$2,150	$2,477,918
Series 2008C 5.00%, 11/15/16	5,000	5,484,250
Series 2008D 5.00%, 11/15/15-11/15/16	22,595	24,411,301
Series 2011A 5.00%, 1/01/27	7,000	8,193,220
Series 2012B 5.00%, 11/15/19-11/15/23	28,235	34,031,499
Series 2013A 5.00%, 11/15/28	5,000	5,861,900
Series 2013B 5.00%, 11/15/22	7,525	9,145,584
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2010B 5.00%, 9/01/16-9/01/21	16,590	18,378,863
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 5.25%, 9/15/16	665	649,858
Utility Debt Securitization Authority Series 2013T 5.00%, 6/15/26-12/15/29	34,825	41,589,145

		1,372,609,954

Alabama – 0.7%
Alabama Public School & College Authority Series 2009B 5.00%, 5/01/18	11,055	12,643,051

California – 2.4%
California Econ Recovery Series 2009A 5.25%, 7/01/21	5,000	5,918,400
5.00%, 7/01/18-7/01/20	27,975	32,521,327
Golden State Tobacco Securitization Corp. Series 2013A 5.00%, 6/01/19	1,225	1,437,207
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,479,309

		41,356,243

64	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 0.1%
Todd Creek Village Metropolitan District No 1 Series 2004 5.60%, 12/01/14(d)	$2,765	$1,382,500

District of Columbia – 0.4%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/19-10/01/21	5,795	6,738,936

Florida – 5.5%
Citizens Property Insurance Corp. Series 2009A-1 6.00%, 6/01/16	32,755	35,714,087
Series 2010A-1 5.00%, 6/01/16	7,230	7,763,719
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16-10/01/17	4,805	5,253,572
County of Miami-Dade FL Aviation Revenue (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/20	1,680	2,008,927
Dupree Lakes Community Development District Series 2010 6.83%, 11/01/15	45	44,888
Durbin Crossing Community Development District Series 20061 5.25%, 11/01/15(c)(d)(f)	2,060	1,114,254
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/15 (Pre-refunded/ETM)	13,660	14,149,574
Heritage Plantation Community Development District Series 2006B 5.10%, 11/01/13(c)(d)	955	343,800
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida, Inc.) Series 2004 6.75%, 11/15/14 (Pre-refunded/ETM)	3,300	3,325,179
Overoaks Community Development District Series 2004B 5.125%, 5/01/09(d)(g)	185	92,500

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010A-1 6.125%, 5/01/35(d)	$75	$75,971
Series 2010A-2 6.125%, 5/01/35(d)	190	190,559
Series 2010B 5.125%, 5/01/17(d)	285	286,046
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23	1,125	1,117,924
Polk County School District (Polk County School District Sales Tax) AGM Series 2007 5.00%, 10/01/16	2,690	2,908,078
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	16,355	18,779,138
Sterling Hill Community Development District Series 2003B 5.50%, 11/01/10(c)(d)(f)	160	70,208
Volusia County School Board COP Series 2014B 5.00%, 8/01/26	1,000	1,179,360

		94,417,784

Georgia – 0.4%
Main Street Natural Gas, Inc. (JPMorgan Chase & Co.) Series 2007A 5.00%, 3/15/17	6,975	7,584,685

Guam – 0.1%
Guam Department of Education COP Series 2010A 6.00%, 12/01/20	1,625	1,770,275

Illinois – 1.6%
Illinois Finance Authority (Park Place of Elmhurst) Series 2010D-3 6.25%, 8/15/15	375	341,629
State of Illinois Series 2012 5.00%, 8/01/15-8/01/25	24,765	26,211,700
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 3/01/17(c)(d)	1,307	379,030

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Town of Cortland IL Special Service Areas No 9 & 10 Series 2007 5.125%, 3/01/14(c)(d)	$2,545	$127,250
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 5.75%, 1/01/15	420	418,068

		27,477,677

Indiana – 0.7%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/18-10/15/21	10,745	12,553,043

Louisiana – 0.1%
Isabella Lakes Community Development District Series 2007 6.00%, 8/01/22(c)(d)	1,515	378,750
Juban Parc Community Development District Series 2006 5.15%, 10/01/14(c)(d)	1,155	231,000
Whispering Spring Community Development District Series 2006 5.20%, 10/01/21(c)(d)	1,500	270,000

		879,750

Michigan – 0.2%
City of Detroit MI Sewage Disposal System Revenue Series 2012A 5.00%, 7/01/22	2,985	3,342,155

Nevada – 0.5%
County of Clark Department of Aviation (McCarran Intl Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,335,508

New Jersey – 0.1%
New Jersey Transportation Trust Fund Authority Series 2011A 5.00%, 6/15/21	2,195	2,512,573

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.1%
North Carolina Eastern Municipal Power Agency Series 2009B 5.00%, 1/01/15	$1,475	$1,492,405

Ohio – 0.0%
Columbiana County Port Authority (ELS Transportation LLC) Series 2004A 7.00%, 8/01/21(c)(d)	170	68,000

Pennsylvania – 1.1%
Philadelphia Parking Authority (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/16-9/01/21	14,925	16,741,254
5.25%, 9/01/23	2,345	2,657,307

		19,398,561

Puerto Rico – 0.7%
Government Development Bank for Puerto Rico NATL Series 1985 4.75%, 12/01/15	7,460	7,505,282
Puerto Rico Electric Power Authority NATL Series 2002KK 5.50%, 7/01/16	3,695	3,818,154

		11,323,436

Tennessee – 1.2%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc.(The)) Series 2006A 5.25%, 9/01/21	17,375	19,997,235

Texas – 0.0%
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2007 5.25%, 11/15/16	10	10,294

Washington – 0.8%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,965,903

Total Municipal Obligations (cost $1,590,509,784)		1,658,859,968

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 0.6%
Financial Institutions – 0.3%
Banking – 0.1%
Capital One Financial Corp. 2.15%, 3/23/15	$1,500	$1,511,969

Finance – 0.2%
General Electric Capital Corp. 1.625%, 7/02/15	4,304	4,344,931

		5,856,900

Industrial – 0.3%
Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	4,040	4,178,976

Total Corporates - Investment Grade (cost $9,936,544)		10,035,876

SHORT-TERM INVESTMENTS – 2.4%
Time Deposit – 2.4%
State Street Time Deposit 0.01%, 10/01/14 (cost $40,612,104)	40,612	40,612,104

Total Investments – 99.9% (cost $1,641,058,432)		1,709,507,948
Other assets less liabilities – 0.1%		2,131,618

Net Assets – 100.0%		$1,711,639,566

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2014 and the aggregate market value of these securities amounted to $34,130,128 or 1.99% of net assets.

(b)	Variable rate coupon, rate shown as of September 30, 2014.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	When-Issued or delayed delivery security.

(f)	Fair valued by the Adviser.

(g)	Non-income producing security.

As of September 30, 2014, the Fund held 12.2% of net assets in insured bonds (of this amount 0.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
NATL	– National Interstate Corporation
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2014

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,104,180,271		$6,275,175,320		$1,709,507,948
Cash	– 0	–	– 0	–	282,015
Receivables:
Interest	15,370,254		72,573,341		21,157,779
Capital shares sold	1,930,162		8,698,371		787,727
Investment securities sold	– 0	–	105,000		– 0	–

Total assets	1,121,480,687		6,356,552,032		1,731,735,469

Liabilities
Payables:
Capital shares redeemed	770,982		10,766,871		1,880,107
Dividends to shareholders	617,817		3,142,645		993,879
Management fee	438,648		2,100,189		650,219
Shareholder servicing fee	77,492		365,200		113,525
Distribution fee	46,412		473,419		104,761
Transfer Agent fee	3,086		36,021		5,125
Investment securities purchased	– 0	–	45,524,969		16,225,129
Accrued expenses	77,082		433,792		123,158

Total liabilities	2,031,519		62,843,106		20,095,903

Net Assets	$1,119,449,168		$6,293,708,926		$1,711,639,566

Cost of investments	$1,050,686,901		$6,034,510,242		$1,641,058,432

Net Assets Consist of:
Capital stock, at par	$77,273		$433,002		$120,819
Additional paid-in capital	1,084,231,368		6,079,426,708		1,658,799,313
Distributions in excess of net investment income	(196,679)		(147,685)		(144,159)
Accumulated net realized loss on investment transactions	(18,156,164)		(26,668,177)		(15,585,923)
Net unrealized appreciation of investments	53,493,370		240,665,078		68,449,516

	$1,119,449,168		$6,293,708,926		$1,711,639,566

See notes to financial statements.

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets & Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$979,251,884	$4,618,711,682	$1,433,174,450
Shares of capital stock outstanding	67,595,559	317,803,284	101,158,237

Net asset value and offering price per share	$14.49	$14.53	$14.17

Class A Shares
Net Assets	$117,156,953	$1,540,448,800	$209,557,768
Shares of capital stock outstanding	8,087,244	105,944,202	14,796,183

Net asset value and redemption price per share	$14.49	$14.54	$14.16
Sales charge – 3.00% of public offering price	0.45	0.45	0.44

Maximum offering price	$14.94	$14.99	$14.60

Class B Shares
Net Assets	$3,682	$113,522	$153,783
Shares of capital stock outstanding	254.28	7,807	10,862

Net asset value and offering price per share	$14.48	$14.54	$14.16

Class C Shares
Net Assets	$23,036,649	$134,434,922	$68,753,565
Shares of capital stock outstanding	1,590,352	9,246,763	4,853,723

Net asset value and offering price per share	$14.49	$14.54	$14.17

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For The Year Ended September 30, 2014

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$31,717,570	$168,494,554	$51,681,127

Expenses:
Management fee (see Note 2A)	5,335,922	25,044,522	7,926,286
Shareholder servicing fee (see Note 2B)	934,129	4,395,640	1,371,449
Custodian fee	194,759	321,991	217,875
Transfer Agent fee – Non-Retail Class	23,333	108,522	36,758
Transfer Agent fee – Class A	34,209	1,286,614	75,724
Transfer Agent fee – Class B	20	214	139
Transfer Agent fee – Class C	7,560	134,671	27,623
Distribution fees – Class A	346,449	3,974,823	616,771
Distribution fees – Class B	114	2,284	3,000
Distribution fees – Class C	250,259	1,490,541	729,465
Directors’ fees and expenses	52,737	288,674	81,150
Auditing and tax fees	39,232	143,398	51,729
Legal fees	24,558	111,754	35,650
Printing fees	16,335	212,112	31,791
Registration fees	8,681	376,324	39,393
Miscellaneous	46,157	196,489	65,947

Total expenses	7,314,454	38,088,573	11,310,750

Net investment income	24,403,116	130,405,981	40,370,377

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on investment transactions	(14,904,242)	(26,043,807)	(15,555,362)
Net change in unrealized appreciation/depreciation of investments	29,812,616	99,109,295	29,364,176

Net realized and unrealized gain on investment transactions	14,908,374	73,065,488	13,808,814

Net Increase in Net Assets Resulting From Operations	$39,311,490	$203,471,469	$54,179,191

See notes to financial statements.

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$24,403,116	$28,155,243
Net realized gain (loss) on investment transactions	(14,904,242)	3,022,639
Net change in unrealized appreciation/depreciation of investments	29,812,616	(50,005,161)

Net increase (decrease) in net assets resulting from operations	39,311,490	(18,827,279)
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(21,647,587)	(24,684,056)
Class A	(2,407,944)	(2,989,033)
Class B	(148)	(815)
Class C	(347,437)	(481,339)

Total dividends to shareholders	(24,403,116)	(28,155,243)

Capital-Share Transactions:
Net proceeds from sales of shares	251,560,005	283,800,076
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	17,839,907	20,830,887

Total proceeds from shares sold	269,399,912	304,630,963
Cost of shares redeemed	(216,633,362)	(337,239,080)

Net increase (decrease) in net assets from capital-share transactions	52,766,550	(32,608,117)

Net increase (decrease) in net assets	67,674,924	(79,590,639)
Net Assets:
Beginning of period	1,051,774,244	1,131,364,883

End of period (a)	$1,119,449,168	$1,051,774,244

(a) Includes distributions in excess of net investment income of:	$(196,679)	$(196,679)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$130,405,981	$137,478,941
Net realized gain (loss) on investment transactions	(26,043,807)	2,885,879
Net change in unrealized appreciation/depreciation of investments	99,109,295	(199,888,070)

Net increase (decrease) in net assets resulting from operations	203,471,469	(59,523,250)
Dividends and distributions to Shareholders:
Dividends from net investment income
Municipal Class	(101,988,344)	(115,253,344)
Class A	(26,426,187)	(19,189,033)
Class B	(3,164)	(7,902)
Class C	(1,988,286)	(3,028,662)
Distributions from net realized gain on investment transactions
Municipal Class	(656,176)	(6,180,319)
Class A	(163,331)	(987,749)
Class B	(58)	(695)
Class C	(24,068)	(246,774)

Total dividends and distributions to shareholders	(131,249,614)	(144,894,478)

Capital-Share Transactions:
Net proceeds from sales of shares	1,877,152,500	1,935,009,117
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	94,061,203	108,523,043

Total proceeds from shares sold	1,971,213,703	2,043,532,160
Cost of shares redeemed	(1,294,636,202)	(1,961,674,054)

Net increase in net assets from capital-share transactions	676,577,501	81,858,106

Net increase (decrease) in net assets	748,799,356	(122,559,622)
Net Assets:
Beginning of period	5,544,909,570	5,667,469,192

End of period (a)	$6,293,708,926	$5,544,909,570

(a) Includes distributions in excess of net investment income of:	$(147,685)	$(88,992)

See notes to financial statements.

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$40,370,377		$45,460,122
Net realized gain (loss) on investment transactions	(15,555,362)		2,309,685
Net change in unrealized appreciation/depreciation of investments	29,364,176		(76,654,997)

Net increase (decrease) in net assets resulting from operations	54,179,191		(28,885,190)
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(34,528,804)		(37,726,649)
Class A	(4,681,908)		(6,115,522)
Class B	(4,812)		(8,776)
Class C	(1,154,684)		(1,609,175)
Distributions from net realized gain on investment transactions
Municipal Class	– 0	–	(697,861)
Class A	– 0	–	(121,681)
Class B	– 0	–	(279)
Class C	– 0	–	(45,500)

Total dividends and distributions to shareholders	(40,370,208)		(46,325,443)

Capital-Share Transactions:
Net proceeds from sales of shares	319,370,073		384,278,114
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	29,638,509		33,715,341

Total proceeds from shares sold	349,008,582		417,993,455
Cost of shares redeemed	(295,548,098)		(534,584,974)

Net increase (decrease) in net assets from capital-share transactions	53,460,484		(116,591,519)

Net increase (decrease) in net assets	67,269,467		(191,802,152)
Net Assets:
Beginning of period	1,644,370,099		1,836,172,251

End of period (a)	$1,711,639,566		$1,644,370,099

(a) Includes distributions in excess of net investment income of:	$(144,159)		$(144,328)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Notes to Financial Statements

Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2014:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,052,154,101		$7,114,861	^	$1,059,268,962
Corporates – Investment Grade		– 0	–	38,353,620		– 0	–	38,353,620
Short-Term Investments		– 0	–	6,557,689		– 0	–	6,557,689

Total Investments in Securities		– 0	–	1,097,065,410		7,114,861		1,104,180,271
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total+	$	– 0	–	$1,097,065,410		$7,114,861		$1,104,180,271

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,695,244,671		$33,238,346	^	$5,728,483,017
Short-Term Municipal Notes		– 0	–	68,135,000		– 0	–	68,135,000
Corporates – Investment Grade		– 0	–	304,515,817		– 0	–	304,515,817
Governments – Treasuries		– 0	–	99,937,500		– 0	–	99,937,500
Short-Term Investments		– 0	–	74,103,986		– 0	–	74,103,986

Total Investments in Securities		– 0	–	6,241,936,974		33,238,346		6,275,175,320
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total**	$	– 0	–	$6,241,936,974		$33,238,346		$6,275,175,320

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,650,063,280		$8,796,688		$1,658,859,968
Corporates – Investments Grade		– 0	–	10,035,876		– 0	–	10,035,876
Short-Term Investment		– 0	–	40,612,104		– 0	–	40,612,104

Total Investments in Securities		– 0	–	1,700,711,260		8,796,688		1,709,507,948
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total+	$	– 0	–	$1,700,711,260		$8,796,688		$1,709,507,948

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between any levels during the reporting period.

**	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds^		Total
Balance as of 9/30/13	$9,545,624		$9,545,624
Accrued discounts/(premiums)	112,491		112,491
Realized gain (loss)	(1,056,812)		(1,056,812)
Change in unrealized appreciation/depreciation	1,609,995		1,609,995
Purchases	2,925,000		2,925,000
Sales	(6,021,437)		(6,021,437)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/14	$7,114,861		$7,114,861

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$950,074		$950,074

Diversified Municipal Portfolio	Long-Term Municipal Bonds^		Total
Balance as of 9/30/13	$68,088,102		$68,088,102
Accrued discounts/(premiums)	20,709		20,709
Realized gain (loss)	(1,472,641)		(1,472,641)
Change in unrealized appreciation/depreciation	617,059		617,059
Purchases	1,023,720		1,023,720
Sales	(12,208,338)		(12,208,338)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(22,830,265)		(22,830,265)

Balance as of 9/30/14	$33,238,346		$33,238,346	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$201,791		$201,791

New York Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/13	$16,877,887		$16,877,887
Accrued discounts/(premiums)	(2,016)		(2,016)
Realized gain (loss)	(281,617)		(281,617)
Change in unrealized appreciation/depreciation	(1,201,052)		(1,201,052)
Purchases	– 0	–	– 0	–
Sales	(6,596,514)		(6,596,514)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 9/30/14	$8,796,688		$8,796,688

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$(1,137,077)		$(1,137,077)

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Sub-chapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2014, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed- delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio, which includes a redesignation of dividends, is reflected as an adjustment to the components of capital as of September 30, 2014, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)			Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment Transactions
California Municipal	$	– 0	–	$	– 0	–	$	– 0	–
Diversified Municipal		– 0	–		(58,693)			58,693
New York Municipal		– 0	–		– 0	–		– 0	–

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Notes to Financial Statements

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion and 0.35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion, 0.35% of the next $2 billion and .30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2014, the compensation retained by ABIS amounted to: California Municipal Portfolio, $18,027; Diversified Municipal Portfolio, $308,071; and New York Municipal Portfolio, $32,390.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A Shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C Shares. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,052	1,250,459
Diversified Municipal	457,127	2,826,552
New York Municipal	744,073	2,171,008

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended September 30, 2014, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
California Municipal	$8		$3,964	$	– 0	–	$2,649
Diversified Municipal	586		99,130		– 0	–	24,098
New York Municipal	– 0	–	15,515		31		8,399

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the year ended September 30, 2014, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$227,748,662	$	– 0	–	$102,001,815	$	– 0	–
Diversified Municipal	1,607,021,141		310,375,782		841,788,580		209,784,376
New York Municipal	307,708,533		– 0	–	169,144,364		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
California Municipal	$1,050,686,901	$58,312,272	$(4,818,902)	$53,493,370
Diversified Municipal	6,034,510,242	271,074,647	(30,409,569)	240,665,078
New York Municipal	1,641,058,432	82,005,418	(13,555,902)	68,449,516

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolios did not engage in derivatives transactions for the year ended September 30, 2014.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

California Municipal Portfolio	2014		2013
Distributions paid from:
Ordinary income	$597,498		$614,296
Net long-term capital gains	– 0	–	– 0	–

Total taxable distributions	597,498		614,296
Tax exempt distributions	23,805,618		27,540,947

Total distributions paid	$24,403,116		$28,155,243

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$4,448,328		$4,007,496
Net long-term capital gains	784,940		7,044,760

Total taxable distributions	5,233,268		11,052,256
Tax exempt distributions	126,016,346		133,842,222

Total distributions paid	$131,249,614		$144,894,478

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$250,396		$278,751
Net long-term capital gains	– 0	–	865,321

Total taxable distributions	250,396		1,144,072
Tax exempt distributions	40,119,812		45,181,371

Total distributions paid	$40,370,208		$46,325,443

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Accumulated Capital and Other Losses(b)	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$435,202	$(18,156,164)	$53,493,370	$35,772,408
Diversified Municipal	3,330,596	(26,668,178)	240,665,078	217,327,496
New York Municipal	1,272,707	(15,585,923)	68,449,516	54,136,300

(a)	Includes tax exempt income as shown below:

Portfolio
California Municipal	$435,202
Diversified Municipal	3,330,596
New York Municipal	1,272,707

(b)

At September 30, 2014, the Diversified Municipal Portfolio elected to defer $478,891 of post-October short-term capital losses and $26,189,287 of post-October long-term capital losses. These losses are deemed to arise on October 1, 2014. As of September 30, 2014, certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2014, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
California Municipal	$2,406,179	n/a	2019
California Municipal	205,767	$15,544,218	No expiration
New York Municipal	126,711	15,459,212	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. More recently, the Federal Reserve has reduced its market support

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

activities. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The New York Municipal and California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios are not “diversified.” This means state specific Municipal Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Because the Portfolios invest in municipal securities, the Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of a Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

Class Shares; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares. Share transactions for each Portfolio for the years ended September 30, 2014 and September 30, 2013, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Municipal Class Shares
Shares sold	13,878,594	13,808,208	$199,678,089	$202,999,781

Shares issued to shareholders on reinvestment of dividends	1,128,994	1,292,333	16,243,359	18,956,146

Shares redeemed	(10,632,108)	(18,410,899)	(152,873,715)	(270,464,280)

Net increase (decrease)	4,375,480	(3,310,358)	63,047,733	(48,508,353)

Beginning of period	63,220,079	66,530,437	878,356,962	926,865,315

End of period	67,595,559	63,220,079	$941,404,695	$878,356,962

Class A Shares
Shares sold	3,382,217	4,973,929	$48,533,716	$72,889,289

Shares issued to shareholders on reinvestment of dividends	95,203	106,800	1,369,551	1,563,891

Shares converted from Class B	965	1,439	13,842	21,103

Shares redeemed	(3,816,889)	(4,296,659)	(54,770,398)	(62,261,185)

Net increase (decrease)	(338,504)	785,509	(4,853,289)	12,213,098

Beginning of period	8,425,748	7,640,239	123,921,311	111,708,213

End of period	8,087,244	8,425,748	$119,068,022	$123,921,311

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	California Municipal Portfolio
	Shares			Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2014	Year Ended September 30, 2013

Class B Shares
Shares sold	1	– 0	–(a)	$ 15	$4

Shares issued to shareholders on reinvestment of dividends	7	27		103	401

Shares converted to Class A	(965)	(1,439)		(13,842)	(21,103)

Shares redeemed	(363)	(1,395)		(5,252)	(20,366)

Net decrease	(1,320)	(2,807)		(18,976)	(41,064)

Beginning of period	1,574	4,381		442,626	483,690

End of period	254	1,574		$423,650	$442,626

Class C Shares
Shares sold	232,142	534,824		$3,334,343	$7,889,899

Shares issued to shareholders on reinvestment of dividends	15,784	21,144		226,894	310,039

Shares redeemed	(624,724)	(309,489)		(8,970,155)	(4,471,736)

Net increase (decrease)	(376,798)	246,479		(5,408,918)	3,728,202

Beginning of period	1,967,150	1,720,671		28,827,393	25,099,191

End of period	1,590,352	1,967,150		$23,418,475	$28,827,393

(a)	Share amount is less than one full share.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Municipal Class Shares
Shares sold	68,272,497	72,076,594	$985,218,391	$1,060,682,519

Shares issued to shareholders on reinvestment of dividends and distributions	5,497,071	6,402,765	79,279,424	94,058,015

Shares redeemed	(53,339,024)	(95,163,976)	(769,255,743)	(1,400,539,903)

Net increase (decrease)	20,430,544	(16,684,617)	295,242,072	(245,799,369)

Beginning of period	297,372,740	314,057,357	4,111,809,910	4,357,609,279

End of period	317,803,284	297,372,740	$4,407,051,982	$4,111,809,910

Class A Shares
Shares sold	60,596,376	56,513,951	$874,368,915	$819,875,139

Shares issued to shareholders on reinvestment of dividends and distributions	926,091	825,695	13,375,234	12,127,941

Shares converted from Class B	5,812	6,871	83,872	101,823

Shares redeemed	(32,776,915)	(34,457,451)	(472,462,963)	(505,553,638)

Net increase	28,751,364	22,889,066	415,365,058	326,551,265

Beginning of period	77,192,838	54,303,772	1,120,462,085	793,910,820

End of period	105,944,202	77,192,838	$1,535,827,143	$1,120,462,085

Class B Shares
Shares sold	119	6,391	$1,708	$94,335

Shares issued to shareholders on reinvestment of dividends and distributions	184	438	2,642	6,444

Shares converted to Class A	(5,811)	(6,869)	(83,872)	(101,823)

Shares redeemed	(13,302)	(9,274)	(191,578)	(134,736)

Net decrease	(18,810)	(9,314)	(271,100)	(135,780)

Beginning of period	26,617	35,931	1,014,352	1,150,132

End of period	7,807	26,617	$743,252	$1,014,352

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class C Shares
Shares sold	1,215,249	3,668,874	$17,479,614	$54,255,301

Shares issued to shareholders on reinvestment of dividends and distributions	97,409	158,258	1,403,903	2,326,637

Shares redeemed	(3,652,323)	(3,800,214)	(52,642,046)	(55,339,948)

Net increase (decrease)	(2,339,665)	26,918	(33,758,529)	1,241,990

Beginning of period	11,586,428	11,559,510	170,279,590	169,037,600

End of period	9,246,763	11,586,428	$136,521,061	$170,279,590

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Municipal Class Shares
Shares sold	18,120,657	18,854,574	$255,206,223	$272,191,875

Shares issued to shareholders on reinvestment of dividends and distributions	1,819,246	1,976,982	25,612,982	28,506,878

Shares redeemed	(14,542,684)	(27,247,199)	(204,550,820)	(393,919,105)

Net increase (decrease)	5,397,219	(6,415,643)	76,268,385	(93,220,352)

Beginning of period	95,761,018	102,176,661	1,297,457,057	1,390,677,409

End of period	101,158,237	95,761,018	$1,373,725,442	$1,297,457,057

Class A Shares
Shares sold	4,059,061	6,212,245	$57,157,632	$89,891,515

Shares issued to shareholders on reinvestment of dividends and distributions	222,131	271,958	3,125,453	3,921,586

Shares converted from Class B	16,946	5,601	238,538	80,712

Shares redeemed	(4,993,665)	(7,782,376)	(70,202,028)	(111,100,980)

Net decrease	(695,527)	(1,292,572)	(9,680,405)	(17,207,167)

Beginning of period	15,491,710	16,784,282	223,133,821	240,340,988

End of period	14,796,183	15,491,710	$213,453,416	$223,133,821

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class B Shares
Shares sold	809	119	$11,358	$1,722

Shares issued to shareholders on reinvestment of dividends and distributions	294	509	4,131	7,328

Shares converted to Class A	(16,956)	(5,603)	(238,538)	(80,712)

Shares redeemed	(3,536)	(5,360)	(49,633)	(77,520)

Net decrease	(19,389)	(10,335)	(272,682)	(149,182)

Beginning of period	30,251	40,586	1,229,348	1,378,530

End of period	10,862	30,251	$956,666	$1,229,348

Class C Shares
Shares sold	480,041	1,522,805	$6,756,322	$22,112,290

Shares issued to shareholders on reinvestment of dividends and distributions	63,686	88,361	895,943	1,274,166

Shares redeemed	(1,459,529)	(2,057,872)	(20,507,079)	(29,401,274)

Net decrease	(915,802)	(446,706)	(12,854,814)	(6,014,818)

Beginning of period	5,769,525	6,216,231	83,639,422	89,654,240

End of period	4,853,723	5,769,525	$70,784,608	$83,639,422

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class A
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.29	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Income From Investment Operations
Net investment income†	.30	.34	.41	.42	.43
Net realized and unrealized gain (loss) on investment transactions	.20	(.61)	.29	(.07)	.33

Total from investment operations	.50	(.27)	.70	.35	.76

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.35)	(.41)	(.42)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.15)	(.04)

Total dividends and distributions	(.30)	(.35)	(.41)	(.57)	(.47)

Net asset value, end of period	$ 14.49	$ 14.29	$ 14.91	$ 14.62	$ 14.84

Total Return(a)	3.53%	(1.88)%	4.85%	2.50%	5.36%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$117,157	$120,384	$113,889	$59,978	$49,944
Average net assets (000 omitted)	$115,483	$127,613	$88,033	$49,895	$43,000
Ratio to average net assets of:
Expenses	.87%	.87%	.87%	.88%	.87	%+
Net investment income	2.09%	2.34%	2.76%	2.94%	2.97	%+
Portfolio turnover rate	10%	23%	15%	14%	33%

See footnote summary on page 105.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class B
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.28	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Income From Investment Operations
Net investment income†	.19	.25	.31	.32	.32
Net realized and unrealized gain (loss) on investment transactions	.18	(.64)	.29	(.07)	.34

Total from investment operations	.37	(.39)	.60	.25	.66

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.24)	(.31)	(.32)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.15)	(.04)

Total dividends and distributions	(.17)	(.24)	(.31)	(.47)	(.37)

Net asset value, end of period	$ 14.48	$ 14.28	$ 14.91	$ 14.62	$ 14.84

Total Return(a)	2.61%	(2.63)%	4.11%	1.79%	4.62%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4	$22	$65	$160	$491
Average net assets (000 omitted)	$11	$48	$112	$305	$1,066
Ratio to average net assets of:
Expenses	1.69%	1.58%	1.59%	1.59%	1.61	%+
Net investment income	1.30%	1.69%	2.09%	2.23%	2.26	%+
Portfolio turnover rate	10%	23%	15%	14%	33%

See footnote summary on page 105.

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class C
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.29	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Income From Investment Operations
Net investment income†	.20	.24	.31	.32	.33
Net realized and unrealized gain (loss) on investment transactions	.20	(.62)	.29	(.07)	.33

Total from investment operations	.40	(.38)	.60	.25	.66

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.24)	(.31)	(.32)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.15)	(.04)

Total dividends and distributions	(.20)	(.24)	(.31)	(.47)	(.37)

Net asset value, end of period	$ 14.49	$ 14.29	$ 14.91	$ 14.62	$ 14.84

Total Return(a)	2.81%	(2.55)%	4.12%	1.79%	4.64%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$23,036	$28,103	$25,647	$20,163	$21,612
Average net assets (000 omitted)	$25,026	$29,066	$22,572	$19,880	$19,944
Ratio to average net assets of:
Expenses	1.57%	1.56%	1.58%	1.59%	1.58	%+
Net investment income	1.39%	1.66%	2.07%	2.23%	2.28	%+
Portfolio turnover rate	10%	23%	15%	14%	33%

See footnote summary on page 105.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class A
	Year Ended September 30,
	2014		2013	2012	2011	2010

Net asset value, beginning of period	$ 14.36		$ 14.92	$ 14.66	$ 14.75	$ 14.54

Income From Investment Operations
Net investment income†	.29		.34	.38	.41	.41
Net realized and unrealized gain (loss) on investment transactions	.18		(.53)	.27	(.01)	.24

Total from investment operations	.47		(.19)	.65	.40	.65

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.35)	(.38)	(.42)	(.42)
Distributions from net realized gain on investment transactions	(.00	)(b)	(.02)	(.01)	(.07)	(.02)

Total dividends and distributions	(.29)		(.37)	(.39)	(.49)	(.44)

Net asset value, end of period	$ 14.54		$ 14.36	$ 14.92	$ 14.66	$ 14.75

Total Return(a)	3.33%		(1.33)%	4.50%	2.79%	4.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,540,449		$1,108,708	$810,284	$535,805	$346,040
Average net assets (000 omitted)	$1,324,941		$819,476	$655,183	$380,510	$213,627
Ratio to average net assets of:
Expenses	0.86%		0.78%	0.78%	0.79%	0.79%+
Net investment income	1.99%		2.34%	2.55%	2.83%	2.82%+
Portfolio turnover rate	9%		19%	16%	18%	21%

See footnote summary on page 105.

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class B
	Year Ended September 30,
	2014		2013	2012	2011	2010

Net asset value, beginning of period	$ 14.37		$ 14.93	$ 14.66	$ 14.76	$ 14.54

Income From Investment Operations
Net investment income†	.20		.24	.27	.30	.31
Net realized and unrealized gain (loss) on investment transactions	.16		(.54)	.28	(.02)	.24

Total from investment operations	.36		(.30)	.55	.28	.55

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.24)	(.27)	(.31)	(.31)
Distributions from net realized gain on investment transactions	(.00	)(b)	(.02)	(.01)	(.07)	(.02)

Total dividends and distributions	(.19)		(.26)	(.28)	(.38)	(.33)

Net asset value, end of period	$ 14.54		$ 14.37	$ 14.93	$ 14.66	$ 14.76

Total Return(a)	2.52%		(2.02)%	3.79%	1.97%	3.87%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$113		$382	$536	$817	$1,556
Average net assets (000 omitted)	$228		$477	$724	$1,032	$2,193
Ratio to average net assets of:
Expenses	1.55%		1.49%	1.53%	1.53%	1.53%+
Net investment income	1.39%		1.66%	1.82%	2.12%	2.14%+
Portfolio turnover rate	9%		19%	16%	18%	21%

See footnote summary on page 105.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class C
	Year Ended September 30,
	2014		2013	2012	2011	2010

Net asset value, beginning of period	$ 14.36		$ 14.92	$ 14.66	$ 14.75	$ 14.54

Income From Investment Operations
Net investment income†	.19		.24	.27	.31	.31
Net realized and unrealized gain (loss) on investment transactions	.18		(.54)	.28	(.02)	.24

Total from investment operations	.37		(.30)	.55	.29	.55

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.24)	(.28)	(.31)	(.32)
Distributions from net realized gain on investment transactions	(.00	)(b)	(.02)	(.01)	(.07)	(.02)

Total dividends and distributions	(.19)		(.26)	(.29)	(.38)	(.34)

Net asset value, end of period	$ 14.54		$ 14.36	$ 14.92	$ 14.66	$ 14.75

Total Return(a)	2.62%		(2.02)%	3.77%	2.07%	3.82%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$134,435		$166,410	$172,473	$111,400	$96,996
Average net assets (000 omitted)	$149,054		$183,114	$139,330	$103,683	$65,992
Ratio to average net assets of:
Expenses	1.55%		1.48%	1.48%	1.49%	1.50%+
Net investment income	1.33%		1.65%	1.85%	2.14%	2.13%+
Portfolio turnover rate	9%		19%	16%	18%	21%

See footnote summary on page 105.

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.04	$ 14.66	$ 14.41	$ 14.52	$ 14.35

Income From Investment Operations
Net investment income†	.32	.35	.39	.41	.40
Net realized and unrealized gain (loss) on investment transactions	.12	(.61)	.25	(.06)	.20

Total from investment operations	0.44	(0.26)	0.64	0.35	0.60

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.35)	(.39)	(.41)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	(.05)	(.03)

Total dividends and distributions	(.32)	(.36)	(.39)	(.46)	(.43)

Net asset value, end of period	$ 14.16	$ 14.04	$ 14.66	$ 14.41	$ 14.52

Total Return(a)	3.18%	(1.82)%	4.50%	2.50%	4.28%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$209,558	$217,567	$246,050	$183,641	$161,499
Average net assets (000 omitted)	$205,590	$251,554	$210,357	$163,702	$111,181
Ratio to average net assets of:
Expenses	0.85%	0.84%	0.85%	0.84%	0.85	%+
Net investment income	2.28%	2.43%	2.68%	2.86%	2.78	%+
Portfolio turnover rate	11%	17%	14%	14%	18%

See footnote summary on page 105.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.04	$ 14.65	$ 14.40	$ 14.51	$ 14.35

Income From Investment Operations
Net investment income†	.23	.25	.28	.30	.30
Net realized and unrealized gain (loss) on investment transactions	.11	(.60)	.25	(.06)	.19

Total from investment operations	.34	(.35)	.53	.24	.49

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.25)	(.28)	(.30)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	(.05)	(.03)

Total dividends and distributions	(.22)	(.26)	(.28)	(.35)	(.33)

Net asset value, end of period	$ 14.16	$ 14.04	$ 14.65	$ 14.40	$ 14.51

Total Return(a)	2.45%	(2.44)%	3.73%	1.75%	3.47%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$154	$425	$595	$754	$1,118
Average net assets (000 omitted)	$300	$506	$692	$920	$2,345
Ratio to average net assets of:
Expenses	1.56%	1.55%	1.60%	1.58%	1.59	%+
Net investment income	1.60%	1.73%	1.95%	2.13%	2.09	%+
Portfolio turnover rate	11%	17%	14%	14%	18%

See footnote summary on page 105.

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Year Ended September 30,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 14.05	$ 14.66	$ 14.41	$ 14.52	$ 14.35

Income From Investment Operations
Net investment income†	.22	.25	.29	.31	.30
Net realized and unrealized gain (loss) on investment transactions	.12	(.60)	.25	(.06)	.20

Total from investment operations	.34	(.35)	.54	.25	.50

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.25)	(.29)	(.31)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	(.05)	(.03)

Total dividends and distributions	(.22)	(.26)	(.29)	(.36)	(.33)

Net asset value, end of period	$ 14.17	$ 14.05	$ 14.66	$ 14.41	$ 14.52

Total Return(a)	2.46%	(2.44)%	3.77%	1.78%	3.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$68,754	$81,041	$91,139	$64,599	$63,112
Average net assets (000 omitted)	$72,947	$92,988	$76,424	$61,580	$44,917
Ratio to average net assets of:
Expenses	1.56%	1.55%	1.55%	1.54%	1.55	%+
Net investment income	1.58%	1.73%	1.97%	2.16%	2.08	%+
Portfolio turnover rate	11%	17%	14%	14%	18%

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Amount is less than $.005.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and AllianceBernstein Intermediate Municipal Retail Class Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2014

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

Bart Friedman(1)(2), Chairman

Dianne F. Lob, President

Suzanne Brenner(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Thomas B. Stiles, II(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02110

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Dianne F. Lob, ** 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2009. She is Senior Managing Director – Equities of AllianceBernstein since 2014. From 2004 to 2014, she was Chairman of Bernstein’s Private Client Investment Policy Group. Prior to joining AllianceBernstein in 1999, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None

DISINTERESTED DIRECTORS
Bart Friedman, #, ^ Chairman of the Board 69 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2009.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Suzanne Brenner, # 56 (2014)	Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Suzanne is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a Director and member of the Finance Committee of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	18	100 Women in Hedge Funds; and private family trust

R. Jay Gerken, # 63 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; and Associated Banc-Corp

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William Kristol, # 61 (1994)	Editor, The Weekly Standard since prior to 2009. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry, # 63 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2009 until 2011

Donald K. Peterson, # 65 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from January 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

NAME, ADDRESS***, AGE, (YEAR OF ELECTION*)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Thomas B. Stiles, II, # 73 (2003)	President and Director of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Rosalie J. Wolf, # 73 (2000)	Managing Partner, Botanica Capital Partners LLC and also Member of the Brock Capital Group LLC. since prior to 2009. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from 2001 to 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF; and North European Oil Royalty Trust

*	There is no stated term of office for the Directors.

**	Ms. Lob is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

***	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

#	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Dianne F. Lob, 60	President	See biography above.

Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2009.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Vincent S. Noto, 49	Chief Compliance Officer	Vice President, Mutual Fund Chief Compliance Officer of AllianceBernstein (the “Adviser”)** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 7, 2014 and discussed with the Board on October 17, 22 and 23, 2014.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %
The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2015.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion Next $2 billion Next $2 billion On the balance	0.450 0.400 0.350 0.300	% % % %

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion Next $2 billion On the balance	0.450 0.400 0.350	% % %

The Portfolios’ net assets on September 30, 2014 and September 30, 2013 are set forth below:

Portfolio	09/30/14 Net Assets ($MM)	09/30/13 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,754.9	$3,842.0	-$	87.1
International Portfolio	$1,535.8	$1,610.1	-$	74.3
Emerging Markets Portfolio	$1,299.2	$1,192.6		$106.6
U.S. Government Short Duration Portfolio	$45.0	$52.9	-$	7.9
Short Duration Plus Portfolio	$384.1	$460.7	-$	76.6
Intermediate Duration Portfolio	$3,852.8	$3,970.2	-$	117.4
Short Duration California Municipal Portfolio	$40.8	$69.7	-$	28.9
Short Duration Diversified Municipal Portfolio	$257.3	$274.5	-$	17.2
Short Duration New York Municipal Portfolio	$91.3	$108.5	-$	17.2
California Municipal Portfolio	$1,119.9	$1,052.7		$67.2
Diversified Municipal Portfolio	$6,298.7	$5,547.5		$751.2
New York Municipal Portfolio	$1,713.0	$1,644.5		$68.5

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2014 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.927%	0.820%[5]	-0.107%
International Portfolio	0.965%	0.849%[5]	-0.116%
Emerging Markets Portfolio	1.221%	1.096%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.452%	-0.011%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.495%	0.495%	0.000%
Diversified Municipal Portfolio	0.458%	0.421%	-0.037%
New York Municipal Portfolio	0.479%	0.479%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2014:

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 1.15 1.85 1.85	% % % %

International Portfolio	Private Client Class A Class B Class C	1.15 1.19 1.89 1.89	% % % %

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.79%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.63 0.97 1.14 1.13	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2015.

6	Annualized.

116	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Semi-Annual Period Ending 03/31/14 Total Expense Ratio[6]
Short Duration California Municipal Portfolio	Private Client	0.73%

Short Duration Diversified Municipal Portfolio	Private Client	0.63%

Short Duration New York Municipal Portfolio	Private Client	0.66%

California Municipal Portfolio	Private Client Class A Class B Class C	0.64 0.87 1.64 1.57	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.80 1.52 1.50	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.86 1.56 1.56	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets,

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2014 net assets.8

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,754.9	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.820%

International Portfolio	$1,535.8	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.849%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	$1,299.2	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.096%

U.S. Government Short Duration Portfolio[9]	$45.0	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.244%	0.450%

Short Duration Plus Portfolio	$384.1	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.159%	0.450%

Intermediate Duration Portfolio	$3,852.8	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.452%

Short Duration California Municipal Portfolio	$40.8	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.249%	0.450%

Short Duration Diversified Municipal Portfolio	$257.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.177%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio’s investments primarily to U.S. Government and agency securities.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Portfolio	Net Assets 09/30/14 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	$91.3	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.222%	0.450%

California Municipal Portfolio	$1,119.9	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.495%

Diversified Municipal Portfolio	$6,298.7	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.421%

New York Municipal Portfolio	$1,713.0	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.479%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10 The Senior Officer noted the high spreads for Tax-Managed International Portfolio and International Portfolio due to the relatively low advisory fees charged to the AllianceBernstein institutional account in comparison to the advisory fees charged to the institutional accounts of the Portfolios’ Lipper peers.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category

10	Group peers selected by Lipper from the 2014 Lipper 15(c) Report.

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having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2014 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.717%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.849%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.096%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.482%	0.452%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.495%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.410%	0.421%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.479%

Set forth below is the advisory fee schedules of AllianceBernstein Cap Fund, Inc. – Emerging Markets Multi-Asset Portfolio (“Emerging Markets Multi-Asset Portfolio”), a retail mutual fund that has a somewhat similar investment style as Emerging Markets Multi Asset Portfolio, and does not follow the NYAG Specialty category. Also set forth below is what would have been the effective advisory fees of the Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2014 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.988%	1.096%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[11]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%
	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

11	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

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The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[12],[13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A/B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2014 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1[14]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.581%	0.849%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.477%	1.096%

U.S. Government Short Duration Portfolio	Client #3[14]	0.065% on the first $5 billion 0.05% on the next $5 billion 0.04% on the balance (assets aggregated with one other account)	0.065%	0.450%

Intermediate Duration Portfolio	Client #4[14]	0.29% on the first $100 million 0.20% on the balance	0.202%	0.452%

12	The ITM fund is privately placed or institutional.

13	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

14	The sub-advised relationship is with an affiliate of the Adviser.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Diversified Municipal Portfolio	Client #5	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.421%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

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Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.869	0.857	8/14
Pro-forma	0.819	0.857	7/14

International Portfolio[20]	0.896	0.942	6/15
Pro-forma	0.846	0.942	6/15

Emerging Markets Portfolio	1.141	1.166	8/20
Pro-forma	1.091	1.166	7/20

U.S. Government Short Duration Portfolio	0.450	0.450	7/15

Short Duration Plus Portfolio	0.450	0.400	12/17

Intermediate Duration Portfolio	0.452	0.456	7/14

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	On July 9, 2013, Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”).

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.466	6/13

Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9

California Municipal Portfolio[21]	0.494	0.472	11/17

Diversified Municipal Portfolio	0.423	0.415	10/15

New York Municipal Portfolio[21]	0.479	0.465	12/17

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio	1.108	1.163	7/14	1.183	92/231
Without 5 bp adv. fee waiver	1.158	1.188	7/14	1.186	108/231

International Portfolio	1.151	1.280	5/15	1.183	104/231
Without 5 bp adv. fee waiver	1.201	1.280	5/15	1.186	120/231

Emerging Markets Portfolio	1.443	1.664	4/20	1.438	176/347
Without 5 bp adv. fee waiver	1.493	1.664	7/20	1.438	197/347

U.S. Government Short Duration Portfolio	0.704	0.720	7/15	0.657	25/44

Short Duration Plus Portfolio	0.604	0.650	6/17	0.627	83/174

Intermediate Duration Portfolio	0.573	0.788	3/14	0.678	99/299

Short Duration California Municipal Portfolio[23]	0.679	0.679	5/9	0.655	10/17

Short Duration Diversified Municipal Portfolio	0.617	0.634	6/13	0.583	40/62

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

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Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration New York Municipal Portfolio[23]	0.655	0.655	5/9	0.655	9/17

California Municipal Portfolio[23]	0.634	0.661	7/18	0.635	114/233

Diversified Municipal Portfolio	0.559	0.697	2/15	0.614	44/116

New York Municipal Portfolio[23]	0.611	0.697	4/17	0.620	68/139

Based on this analysis, considering pro-forma information where possible, International Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis. Tax-Managed International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. Excluding administrative and servicing expenses, with the exception of U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio, where the Adviser’s profitability decreased, the Adviser’s profitability increased for the Portfolios during calendar year 2013, relative to 2012. Including administrative and servicing expenses, with the exception of Tax-Managed International

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Portfolio, where the Adviser had equal profitability, and Emerging Markets Portfolio and Short Duration Plus Portfolio, where the Adviser’s profitability increased, the Adviser’s profitability decreased for the Portfolios during calendar year 2013, relative to 2012.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2013:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,953,528
International Portfolio	$3,808,901
Emerging Markets Portfolio	$2,996,037
U.S. Government Short Duration Portfolio	$82,099
Short Duration Plus Portfolio	$467,653
Intermediate Duration Portfolio	$4,405,415
Short Duration California Municipal Portfolio	$83,224
Short Duration Diversified Municipal Portfolio	$323,922
Short Duration New York Municipal Portfolio	$113,185
California Municipal Portfolio	$951,766
Diversified Municipal Portfolio	$4,465,399
New York Municipal Portfolio	$1,414,589

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Certain of the Portfolios have retail class shares. As of September 30, 2014, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/14 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.052%
International Portfolio	0.443%
Short Duration Plus Portfolio	18.326%
California Municipal Portfolio	12.525%
Diversified Municipal Portfolio	26.602%
New York Municipal Portfolio	16.257%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2013:

Portfolio	Amount Received
Tax-Managed International Portfolio		$142
International Portfolio		$126
Short Duration Plus Portfolio		$1,712
California Municipal Portfolio	$	– 0	–
Diversified Municipal Portfolio	$	– 0	–
New York Municipal Portfolio		$1,557

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2013:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$9,334	$300
International Portfolio	$47,156	$98
Short Duration Plus Portfolio	$359,739	$34,451
California Municipal Portfolio	$673,981	$13,930
Diversified Municipal Portfolio	$4,294,343	$235,341
New York Municipal Portfolio	$1,689,605	$51,906

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2013:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$6,848
International Portfolio[26]	$12,768
Short Duration Plus Portfolio	$26,017
California Municipal Portfolio	$16,537
Diversified Municipal Portfolio	$71,288
New York Municipal Portfolio	$33,071

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2013.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2013, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26	Effective February 25, 2014, ABIS waived the $18,000 minimum charge for the Portfolio.

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significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

27	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $486 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2014.33 Also shown are the gross performance rankings of the Portfolios.

		Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[34]
	1 year	13.19	12.99	12.98	7/14	135/289
	3 year	5.72	8.12	7.88	12/14	212/250
	5 year	7.21	10.72	10.77	13/14	211/226
	10 year	4.56	9.78	8.46	10/10	100/100

International Portfolio[34]
	1 year	13.20	12.79	12.98	7/15	134/289
	3 year	5.61	8.44	7.88	12/14	213/250
	5 year	7.18	10.80	10.77	14/14	212/226
	10 year	4.66	8.98	8.46	10/10	98/100

Emerging Markets Portfolio
	1 year	19.41	14.52	14.39	3/20	86/535
	3 year	0.54	1.81	1.16	13/20	213/372
	5 year	7.56	8.42	8.48	14/17	165/248
	10 year	12.63	12.63	12.91	6/11	61/111

U.S. Government Short Duration Portfolio
	1 year	1.16	1.16	1.17	8/15	30/58
	3 year	0.75	1.22	1.18	11/13	36/53
	5 year	1.48	1.86	1.86	10/13	34/47
	10 year	2.74	3.23	3.14	11/12	33/40

31	The gross performance returns are for the Private Client class shares of the Portfolios.

32	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34	As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

		Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Plus Portfolio
	1 year	1.60	2.22	2.22	15/17	179/234
	3 year	1.02	2.15	2.19	15/16	182/197
	5 year	2.19	3.30	3.33	14/16	143/164
	10 year	2.48	3.53	3.69	13/13	101/107

Intermediate Duration Portfolio
	1 year	5.50	5.59	5.06	9/14	164/426
	3 year	3.75	4.54	4.17	13/13	256/371
	5 year	6.27	6.39	6.05	8/13	129/317
	10 year	5.65	5.76	5.52	7/10	93/216

Short Duration California Municipal Portfolio
	1 year	1.36	4.23	3.73	7/7	15/15
	3 year	1.15	3.56	2.67	7/7	11/15
	5 year	1.59	4.14	3.22	6/6	9/13
	10 year	2.47	4.06	4.07	5/5	7/7

Short Duration Diversified Municipal Portfolio
	1 year	1.34	2.03	1.79	12/13	58/78
	3 year	1.36	1.85	1.85	11/13	54/72
	5 year	1.74	1.95	1.95	6/9	36/53
	10 year	2.59	2.72	2.89	6/9	27/40

Short Duration New York Municipal Portfolio
	1 year	1.31	2.00	2.00	3/3	5/7
	3 year	1.33	1.39	2.56	3/3	7/7
	5 year	1.65	1.70	3.47	3/3	6/6
	10 year	2.57	2.69	3.70	3/3	6/6

California Municipal Portfolio
	1 year	3.96	7.02	6.67	4/4	29/30
	3 year	3.22	5.24	4.90	4/4	26/27
	5 year	4.21	5.65	5.30	4/4	23/24
	10 year	4.08	4.85	4.62	4/4	19/22

Diversified Municipal Portfolio
	1 year	4.01	6.30	6.25	15/15	146/151
	3 year	3.18	4.74	4.64	15/15	118/131
	5 year	3.92	5.14	5.16	14/14	92/96
	10 year	4.07	4.73	4.66	12/12	65/68

New York Municipal Portfolio
	1 year	3.45	4.89	5.46	2/2	22/23
	3 year	2.94	3.97	4.16	2/2	20/21
	5 year	3.78	4.58	4.75	2/2	18/19
	10 year	4.03	4.38	4.40	2/2	16/17

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	11.95	4.55	6.01	3.38	6.06
MSCI EAFE Index[37]	15.07	7.96	9.40	7.07	6.49
Inception Date: June 22,1992

International Portfolio	11.90	4.40	5.94	3.43	3.41
MSCI EAFE Index	15.07	7.96	9.40	7.07	4.28
Inception Date: April 30, 1999

Emerging Markets Portfolio	17.70	-0.89	6.01	10.95	7.82
MSCI Emerging Markets Index	15.32	0.40	7.34	12.37	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	0.45	0.05	0.80	2.01	4.29
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: January 3, 1989

Short Duration Plus Portfolio	0.99	0.40	1.57	1.84	4.40
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.53	0.51	1.14	2.57	4.91
Inception Date: December 12, 1988

Intermediate Duration Portfolio	4.90	3.16	5.67	5.05	6.44
Barclays Capital U.S. Aggregate Bond Index	3.97	3.04	4.47	4.80	6.76
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	0.67	0.48	0.92	1.75	2.59
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

35	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

37	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending July 31, 2014 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	0.72	0.74	1.12	1.94	2.82
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.65	0.68	1.00	1.89	2.67
Barclays Capital 1 Year Municipal Bond Index[37]	0.85	0.83	1.20	2.23	3.19
Inception Date: October 3, 1994

California Municipal Portfolio	3.31	2.57	3.55	3.43	4.60
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.24
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.43	2.61	3.35	3.48	4.83
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989

New York Municipal Portfolio	2.82	2.32	3.15	3.39	4.82
Barclays Capital 5 Year GO Municipal Index[37]	3.24	2.54	3.48	4.06	5.34
Inception Date: January 9, 1989
CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 13, 2014

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

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Select US Equity Portfolio

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0151-0914

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2014

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) (212) 486-5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—October 20, 2014

On the following pages, you will find the 2014 Annual Report for the Overlay Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively the “Portfolios” and individually a “Portfolio”). The Annual Report covers the six- and 12-month periods ended September 30, 2014 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets posted gains for the 12-month period, although in an uneven pattern and led decisively by U.S. stocks. Fueling the strong performance of U.S. stocks were continuing signs of gathering economic strength and a strongly accommodative stance by the U.S. Federal Reserve (the “Fed”). In Europe and Japan, economies were weaker, albeit also accompanied by stimulus from the central banks. Stocks in all regions, including emerging markets, exhibited more volatility in the final quarter of the period—exacerbated by geopolitical turmoil—and we expect to see further fluctuation in the short-to-intermediate-term. Still, we continue to believe that global equities overall are fairly to attractively valued, even as we remain vigilant about monitoring the global markets continuously.

U.S. bonds, both taxable and municipal, also generally had positive returns, of moderate magnitude, during the 12-month period, as fears of a dramatic spike in interest rates proved unfounded. Indeed, rates at many maturities declined, apparently reflecting continued investor uncertainty about the economy (despite generally strong macro signals). However, we believe that rates are poised for a measured increase, with the Fed due to complete its Quantitative Easing program and probably begin tightening around—or more likely, before—midyear 2015. Ultimately, higher rates will spell good news for bond investors as bond income increases, and stocks have historically prospered when rates rose from very low levels. Still, attuned to risks in the bond markets, we are managing our duration, sector, credit, and yield-curve positioning carefully.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor, by calling 212.756.4097 or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of a private client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/ return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of

(Portfolio Manager Commentary continued on next page)

2014 Annual Report	1

Portfolio Manager Commentary (continued)

derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain asset classes may also be achieved through investment in the AllianceBernstein Pooling Portfolios—Multi-Asset Real Return Portfolio. The Adviser may use other AllianceBernstein Mutual Funds, in addition to or instead of that in the preceding sentence. The Overlay Portfolios intend to invest uninvested cash balances in an affiliated money market fund.

The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

Note all performance results stated are before taxes. Over the 12-month period ended September 30, 2014, all share classes of Overlay A and Tax-Aware Overlay A underperformed the primary benchmark, while all other share classes of all other Portfolios outperformed. All share classes of all Portfolios underperformed the composite benchmarks. Over the six-month period, all share classes of Overlay A, Tax-Aware Overlay A and Overlay B underperformed the primary benchmarks, while all other share classes of all other Portfolios outperformed. All share classes of Tax-Aware Overlay A and Overlay B outperformed the composite benchmark, while all share classes of Overlay A, Tax-Aware Overlays B and C underperformed; Class 1 shares of Tax-Aware Overlay N underperformed while Class 2 shares outperformed.

Dynamic adjustments to asset class exposures contributed to the performance for all Portfolios relative to their composite benchmarks for both the periods; security selection detracted.

The Portfolios are not designed to be used as stand-alone investments. The performance and objectives of the Portfolios should be evaluated only in the context of a private client’s complete investment program. Over both periods, the Portfolios were positioned in a way that private client portfolios were generally overweight equities and underweight bonds. This positioning positively impacted private client account performance in both periods due to strong equity market performance. Over both periods, the equity overweight modestly increased the volatility of such accounts at a time when overall market volatility remained low. These changes were largely implemented through the use of stock index and bond futures, currency forwards and swaps.

The Portfolios largely use derivatives to make shifts in asset class exposures, as this allows rapid and efficient changes without disrupting the underlying individual stock and bond holdings. In both the six- and 12-month periods, the Portfolios used derivatives, including total return swaps and Treasury futures for hedging and investment purposes, which added to performance during both periods; purchased options for hedging and investment purposes detracted during both periods. Interest rate swaps were utilized for hedging purposes, which added to returns for all Portfolios for the six-month period; for the 12-month period, interest rate swaps had an immaterial impact for Tax-Aware Overlay N Portfolio and a positive impact for all others. Currencies for hedging and investment purposes added to returns during both periods for Overlay A, Tax-Aware Overlay A and Overlay B Portfolios; contributed during the six-month period and detracted during the 12-month period for Tax-Aware Overlay B and Tax-Aware Overlay N Portfolios; and detracted during both periods for Tax-Aware Overlay C Portfolio. Written options were utilized for hedging and investment purposes, which contributed to the Portfolios’ returns for both periods, excluding Tax-Aware Overlay A; during both periods, written options detracted.

Market Review and Investment Strategy

Global equity markets continued to rise during the 12-month period ended September 30, 2014, against a backdrop of modest economic growth. Volatility returned in the early months of 2014 as winter weather caused US growth to slow

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

and geopolitical concerns also tempered returns. As data showed a strong US recovery in the second quarter, conditions stabilized and markets resumed their upward trend. However, toward the end of the third quarter, fears of a global slowdown spurred by poor economic data in Europe and rapidly declining oil prices led to another spike in volatility and a sharp fall in equity prices. Interest rates fell over this period.

2014 Annual Report	3

Disclosures and Risks (Unaudited)

Benchmark Disclosure

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (“S&P”) 500® Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float–adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and the MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Real Estate (“FTSE EPRA/NAREIT Developed RE”) Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed income markets. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Barclays 1–10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE Index, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays

1–10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1–10 Year Municipal Bond Index. The S&P 500 Index, MSCI EAFE Index and MSCI EM Index represent the allocation to global stocks, the FTSE EPRA/NAREIT Developed RE Index represents the allocation to real estate, the Barclays 1–10 Year Municipal Bond Index, the Barclays 5-Year GO Municipal Bond Index and the Barclays U.S. Aggregate Bond Index represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and lack of liquidity since the global financial crisis began in 2008. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government

Disclosures and Risks continued on next page

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Disclosures and Risks continued on next page

2014 Annual Report	5

Disclosures and Risks (continued)

Redemption Risk. A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. More recently, the Federal Reserve has reduced its market support activities. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and ETFs may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Disclosures and Risks continued on next page

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent a portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant

Disclosures and Risks continued on next page

2014 Annual Report	7

Disclosures and Risks (continued)

effect on the project’s ability to make payments of principal and interest on these securities. The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories, which are exempt from federal, state, and where applicable, local income taxes. Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in Puerto Rico or placed them on a negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality, and performance of the Portfolio could be adversely affected.

Tax Risk: There is no guarantee that all of the Portfolios’ municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield. These risks are more fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown on pages 9–11 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

THROUGH SEPTEMBER 30, 2014	CLASS	PAST 6 MONTHS	PAST 12 MONTHS	SINCE INCEPTION	INCEPTION DATE
Overlay A Portfolio	1	3.37%	9.58%	8.66%	2/8/2010
Return after taxes on Distributions*		3.37%	9.17%	7.92%
Return after taxes on Distributions and sale of shares*		1.91%	5.64%	6.68%
	2	3.53%	9.82%	8.88%
Return after taxes on Distributions*		3.53%	9.34%	8.10%
Return after taxes on Distributions and sale of shares*		2.00%	5.81%	6.84%
Composite Benchmark		3.62%	11.75%	12.20%
S&P 500 Index		6.42%	19.73%	16.83%
Tax-Aware Overlay A Portfolio	1	4.21%	10.63%	8.36%	2/8/2010
Return after taxes on Distributions*		4.21%	10.46%	8.13%
Return after taxes on Distributions and sale of shares*		2.38%	6.14%	6.63%
	2	4.27%	10.88%	8.57%
Return after taxes on Distributions*		4.27%	10.66%	8.32%
Return after taxes on Distributions and sale of shares*		2.42%	6.31%	6.81%
Composite Benchmark		3.78%	12.82%	12.18%
S&P 500 Index		6.42%	19.73%	16.83%
Overlay B Portfolio	1	2.94%	6.37%	5.84%	2/8/2010
Return after taxes on Distributions*		2.94%	2.99%	4.52%
Return after taxes on Distributions and sale of shares*		1.67%	4.00%	4.11%
	2	3.14%	6.64%	6.00%
Return after taxes on Distributions*		3.14%	3.18%	4.62%
Return after taxes on Distributions and sale of shares*		1.78%	4.15%	4.22%
Composite Benchmark		2.76%	6.99%	7.20%
Barclays Global Aggregate Bond Index (U.S. dollar hedged)		3.17%	5.50%	4.23%
Tax-Aware Overlay B Portfolio	1	2.59%	6.24%	5.52%	2/8/2010
Return after taxes on Distributions*		2.59%	3.67%	4.76%
Return after taxes on Distributions and sale of shares*		1.46%	4.58%	4.24%
	2	2.68%	6.35%	5.68%
Return after taxes on Distributions*		2.68%	3.76%	4.91%
Return after taxes on Distributions and sale of shares*		1.52%	4.70%	4.39%
Composite Benchmark		2.94%	7.54%	6.92%
Barclays 5-Year GO Municipal Bond Index		1.83%	3.60%	3.16%
Tax-Aware Overlay C Portfolio	1	2.78%	6.25%	5.45%	2/8/2010
Return after taxes on Distributions*		2.78%	3.70%	4.66%
Return after taxes on Distributions and sale of shares*		1.57%	4.51%	4.15%
	2	2.87%	6.44%	5.61%
Return after taxes on Distributions*		2.87%	3.88%	4.81%
Return after taxes on Distributions and sale of shares*		1.62%	4.67%	4.29%
Composite Benchmark		2.94%	7.54%	6.92%
Barclays 5-Year GO Municipal Bond Index		1.83%	3.60%	3.16%

See Disclosures, Risks and Note about Historical Performance on pages 4–8.

(Historical Performance continued on next page)

2014 Annual Report	9

Historical Performance (continued from previous page)

THROUGH SEPTEMBER 30, 2014	CLASS	PAST 6 MONTHS	PAST 12 MONTHS	SINCE INCEPTION	INCEPTION DATE
Tax-Aware Overlay N Portfolio	1	2.89%	6.51%	5.40%	2/8/2010
Return after taxes on Distributions*		2.89%	3.91%	4.59%
Return after taxes on Distributions and sale of shares*		1.64%	4.64%	4.10%
	2	2.98%	6.62%	5.55%
Return after taxes on Distributions*		2.98%	4.00%	4.73%
Return after taxes on Distributions and sale of shares*		1.69%	4.75%	4.23%
Composite Benchmark		2.94%	7.54%	6.92%
Barclays 5-Year GO Municipal Bond Index		1.83%	3.60%	3.16%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.19% and 0.99% for Overlay A; 1.15% and 0.95% for Tax-Aware Overlay A; 0.88% and 0.73% for Overlay B; 0.84% and 0.69% for Tax-Aware Overlay B; 0.88% and 0.73% for Tax-Aware Overlay C; and 0.89% and 0.74% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE Index, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1-10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1-10 Year Municipal Bond Index.

The Portfolios are not stand-alone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 4–8.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay A Class I Shares	Tax-Aware Overlay B Class I Shares
Growth of $25,000	Growth of $25,000

Tax-Aware Overlay A Class I Shares	Tax-Aware Overlay C Class I Shares
Growth of $25,000	Growth of $25,000

Overlay B Class I Shares	Tax-Aware Overlay N Class I Shares
Growth of $25,000	Growth of $25,000

The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE Index, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1-10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1-10 Year Municipal Bond Index.

Each chart shows the growth of $25,000 since inception to the period ended September 30, 2014.

See Disclosures, Risks and Note about Historical Performance on pages 4-8.

2014 Annual Report	11

Expense Example—September 30, 2014 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2014	ENDING ACCOUNT VALUE SEPTEMBER 30, 2014	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$1,033.70	$5.86	1.15%
Hypothetical**	$1,000	$1,019.30	$5.82	1.15%
Class 2
Actual	$1,000	$1,035.30	$4.85	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,042.10	$5.78	1.13%
Hypothetical**	$1,000	$1,019.40	$5.72	1.13%
Class 2
Actual	$1,000	$1,042.70	$4.76	0.93%
Hypothetical**	$1,000	$1,020.41	$4.71	0.93%

Overlay B
Class 1
Actual	$1,000	$1,029.40	$4.43	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%
Class 2
Actual	$1,000	$1,031.40	$3.67	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,025.90	$4.27	0.84%
Hypothetical**	$1,000	$1,020.86	$4.26	0.84%
Class 2
Actual	$1,000	$1,026.80	$3.51	0.69%
Hypothetical**	$1,000	$1,021.61	$3.50	0.69%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,027.80	$4.52	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%
Class 2
Actual	$1,000	$1,028.70	$3.76	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,028.90	$4.63	0.91%
Hypothetical**	$1,000	$1,020.51	$4.61	0.91%
Class 2
Actual	$1,000	$1,029.80	$3.87	0.76%
Hypothetical**	$1,000	$1,021.26	$3.85	0.76%

*	Expenses are equal to the Classes’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2014 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX AWARE OVERLAY A PORTFOLIO
Global Equity
US	58.6%	67.0%
Developed International	28.1%	31.1%
Emerging Markets	3.4%	3.9%

Real Assets	11.7%	0.0%

Global Bond
US	-12.5%	-2.2%
Developed International	9.6%	0.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX AWARE OVERLAY B PORTFOLIO
Global Equity
US	23.0%	25.1%
Developed International	11.0%	11.7%
Emerging Markets	0.8%	1.0%

Real Assets	2.9%	0.0%

Global Bond
US	18.0%	61.5%
Developed International	40.7%	0.0%

PORTFOLIO BREAKDOWN*	TAX AWARE OVERLAY C PORTFOLIO	TAX AWARE OVERLAY N PORTFOLIO
Global Equity
US	25.1%	25.1%
Developed International	11.7%	11.7%
Emerging Markets	1.5%	1.5%

Global Bond
US	61.7%	61.6%

*	All data are as of September 30, 2014. The Fund’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or great than 100% in light of the leveraging effect of the derivative transactions.

2014 Annual Report	13

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS–62.1%
Financials–12.3%
Banks–4.2%
Aozora Bank Ltd.	255,000	$862,260
Associated Banc-Corp	13,060	227,505
Axis Bank Ltd.	34,670	212,590
Banco Bradesco SA (Preference Shares)	17,000	241,969
Banco do Brasil SA	43,300	447,550
Banco Macro SA (ADR)	1,150	45,552
Bangkok Bank PCL (NVDR)	37,500	235,605
Bank Hapoalim BM	130,200	734,126
Bank Mandiri Persero Tbk PT	445,500	368,431
Bank of America Corp.	813,100	13,863,355
Bank of Montreal	6,920	509,322
China Construction Bank Corp.–Class H	1,055,000	739,162
China Merchants Bank Co., Ltd.–Class H	79,000	134,869
Citigroup, Inc.	78,200	4,052,324
Comerica, Inc.	6,860	342,040
Credicorp Ltd.	2,240	343,594
Danske Bank A/S	67,010	1,816,489
DGB Financial Group, Inc.	18,800	298,858
First Niagara Financial Group, Inc.	22,950	191,173
First Republic Bank/CA	5,070	250,357
Grupo Financiero Banorte SAB de CV–Class O	90,144	577,289
Hang Seng Bank Ltd.	69,300	1,112,941
HDFC Bank Ltd. (ADR)	9,400	437,852
Huntington Bancshares, Inc./OH	34,560	336,269
Iberiabank Corp.	3,390	211,909
ICICI Bank Ltd.	4,180	96,827
ICICI Bank Ltd. (Sponsored ADR)	2,410	118,331
Industrial & Commercial Bank of China Ltd.–Class H	1,209,000	754,072
Itausa–Investimentos Itau SA (Preference Shares)	60,300	228,365
JPMorgan Chase & Co.(a)	124,200	7,481,808
Kasikornbank PCL (NVDR)	58,400	422,394
KB Financial Group, Inc.	19,410	707,609
KBC Groep NV(b)	23,290	1,236,374
Komercni Banka AS	1,910	454,304
Lloyds Banking Group PLC(b)	777,993	967,876
Mitsubishi UFJ Financial Group, Inc.	299,100	1,685,642
PacWest Bancorp	4,627	190,771
Popular, Inc.(b)	9,820	289,052
Resona Holdings, Inc.	271,400	1,531,071
Seven Bank Ltd.	181,100	738,047
Shinhan Financial Group Co., Ltd.	4,510	207,625
Signature Bank/New York NY(b)	2,870	321,612
Societe Generale SA	46,453	2,369,469
State Bank of India	3,150	124,197
Susquehanna Bancshares, Inc.	24,850	248,500

SVB Financial Group(b)	2,660	$298,159
Toronto-Dominion Bank (The)	14,980	739,269
UniCredit SpA	341,790	2,685,064
US Bancorp/MN	165,300	6,914,499
Webster Financial Corp.	6,840	199,318
Wells Fargo & Co.	385,200	19,980,324
Westpac Banking Corp.	7,530	211,393
Zions Bancorporation	10,590	307,745

		80,103,108

Capital Markets–1.0%
Affiliated Managers Group, Inc.(b)	21,480	4,303,733
China Cinda Asset Management Co., Ltd.–Class H(b)	51,000	22,420
Daiwa Securities Group, Inc.	257,000	2,038,183
Deutsche Bank AG (REG)	42,905	1,498,136
E*Trade Financial Corp.(b)	11,720	264,755
Goldman Sachs Group, Inc. (The)	33,000	6,057,810
Lazard Ltd.–Class A	6,923	350,996
Stifel Financial Corp.(b)	4,960	232,574
UBS AG (REG)(b)	189,161	3,288,151

		18,056,758

Consumer Finance–1.5%
American Express Co.(a)	165,100	14,452,854
Capital One Financial Corp.	120,200	9,810,724
Muthoot Finance Ltd.	68,427	227,291
Shriram Transport Finance Co., Ltd.	18,510	279,966
SLM Corp.	447,250	3,828,460

		28,599,295

Diversified Financial Services–0.4%
Cerved Information Solutions SpA(b)	165,024	1,017,990
Cielo SA	6,600	107,854
IG Group Holdings PLC	68,075	654,773
Intercontinental Exchange, Inc.	21,000	4,096,050
ORIX Corp.	153,700	2,121,897
Power Finance Corp. Ltd.	25,160	94,977

		8,093,541

Insurance–3.9%
Admiral Group PLC	124,360	2,579,060
AIA Group Ltd.	576,000	2,972,587
American Financial Group, Inc./OH	6,110	353,708
American International Group, Inc.	243,500	13,153,870
Aon PLC	88,000	7,714,960
Aspen Insurance Holdings Ltd.	8,410	359,696
Assurant, Inc.	117,890	7,580,327
BB Seguridade Participacoes SA	58,100	764,302
Chubb Corp. (The)	60,200	5,483,016
CNO Financial Group, Inc.	20,410	346,154
Direct Line Insurance Group PLC	149,520	711,624
Everest Re Group Ltd.	21,500	3,483,215
Gjensidige Forsikring ASA	39,350	832,354
Insurance Australia Group Ltd.	58,480	313,415
Lancashire Holdings Ltd.	86,648	899,004
Lincoln National Corp.	142,900	7,656,582

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Muenchener Rueckversicherungs AG	15,270	$3,012,274
PartnerRe Ltd.	96,390	10,592,297
Prudential PLC	111,250	2,473,236
Suncorp Group Ltd.	52,321	643,097
Topdanmark A/S(b)	10,610	321,035
Tryg A/S	5,800	601,721
Unum Group	8,400	288,792
Validus Holdings Ltd.	8,670	339,344

		73,475,670

Real Estate Investment Trusts (REITs)–0.6%
American Tower Corp.	97,200	9,100,836
Camden Property Trust	3,060	209,702
DDR Corp.	14,160	236,897
DiamondRock Hospitality Co.	23,440	297,219
LTC Properties, Inc.	7,550	278,520
Medical Properties Trust, Inc.	22,570	276,708
Mid-America Apartment Communities, Inc.	3,420	224,523
Parkway Properties, Inc./MD	13,530	254,093
STAG Industrial, Inc.	7,620	157,810

		11,036,308

Real Estate Management & Development–0.6%
Ayala Land, Inc.	721,600	562,277
BR Malls Participacoes SA	14,600	115,297
China Overseas Land & Investment Ltd.	82,000	210,229
China Vanke Co., Ltd.–Class H(b)	60,300	105,402
CIFI Holdings Group Co., Ltd.	476,000	88,867
Country Garden Holdings Co., Ltd.	1,542,000	581,606
Daito Trust Construction Co., Ltd.	16,500	1,951,168
Global Logistic Properties Ltd.	1,631,000	3,461,972
Hang Lung Group Ltd.	42,000	207,014
Hang Lung Properties Ltd.	37,000	104,931
Huaku Development Co., Ltd.	21,000	40,009
Kaisa Group Holdings Ltd.	63,000	24,087
KWG Property Holding Ltd.	418,000	293,900
Lend Lease Group	150,570	1,890,529
Mitsubishi Estate Co., Ltd.	20,000	450,746
Pruksa Real Estate PCL	138,000	145,767
Shimao Property Holdings Ltd.	58,000	117,013
Sunac China Holdings Ltd.	147,000	111,305
Supalai PCL	80,200	64,308

		10,526,427

Thrifts & Mortgage Finance–0.1%
Essent Group Ltd.(b)	5,380	115,186
Housing Development Finance Corp.	121,350	2,064,822

		2,180,008

		232,071,115

Information Technology–11.4%
Communications Equipment–0.5%
Brocade Communications Systems, Inc.	410,600	4,463,222
BYD Electronic International Co., Ltd.	295,500	342,106
F5 Networks, Inc.(b)	23,260	2,761,892
Finisar Corp.(b)	8,050	133,872
Harris Corp.	4,090	271,576

Palo Alto Networks, Inc.(b)	3,970	$389,457

		8,362,125

Electronic Equipment, Instruments & Components–0.5%
Amphenol Corp.–Class A	68,400	6,830,424
Anixter International, Inc.	2,310	195,980
Arrow Electronics, Inc.(b)	6,300	348,705
Avnet, Inc.	8,120	336,980
CDW Corp./DE	8,360	259,578
Innolux Corp.	147,294	63,567
Insight Enterprises, Inc.(b)	10,790	244,178
InvenSense, Inc.(b)	8,620	170,073
Jabil Circuit, Inc.	14,170	285,809
Ju Teng International Holdings Ltd.	152,000	87,467
LG Display Co., Ltd.(b)	5,950	190,139
LG Display Co., Ltd. (ADR)(b)	2,520	39,690
TTM Technologies, Inc.(b)	20,690	140,899
Unimicron Technology Corp.	120,000	89,310
Vishay Intertechnology, Inc.	23,670	338,244
Yageo Corp.(c)(d)	85,022	139,248
Zebra Technologies Corp.–Class A(b)	3,490	247,685

		10,007,976

Internet Software & Services–1.9%
Alibaba Group Holding Ltd. (ADR)(b)	1,261	112,040
Baidu, Inc. (Sponsored ADR)(b)	9,140	1,994,622
CoStar Group, Inc.(b)	1,636	254,463
Cvent, Inc.(b)	5,156	130,808
eBay, Inc.(b)	127,900	7,242,977
Facebook, Inc.–Class A(b)	66,600	5,264,064
Google, Inc.–Class A(b)	13,700	8,061,217
Google, Inc.–Class C(b)	16,600	9,584,176
Just Dial Ltd.	4,668	123,135
Pandora Media, Inc.(b)	9,170	221,547
Telecity Group PLC	135,794	1,643,270
Tencent Holdings Ltd.	20,300	301,570
Yelp, Inc.(b)	2,872	196,014
Zillow, Inc.–Class A(b)	1,650	191,384

		35,321,287

IT Services–2.4%
Amadeus IT Holding SA–Class A	32,260	1,204,307
Amdocs Ltd.	181,680	8,335,478
Booz Allen Hamilton Holding Corp.	107,400	2,513,160
Convergys Corp.	8,080	143,986
DH Corp.	6,700	197,838
Fidelity National Information Services, Inc.	116,730	6,571,899
Fiserv, Inc.(b)	48,900	3,160,652
Genpact Ltd.(b)	14,120	230,438
HCL Technologies Ltd.	33,480	929,476
Obic Co., Ltd.	28,900	1,034,258
QIWI PLC (Sponsored ADR)	1,348	42,583
Tata Consultancy Services Ltd.	21,090	933,551
VeriFone Systems, Inc.(b)	6,040	207,655
Visa, Inc.–Class A	60,100	12,823,537
Xerox Corp.	541,800	7,168,014

		45,496,832

2014 Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment–1.1%
Advanced Micro Devices, Inc.(b)	36,140	$123,237
Advanced Semiconductor Engineering, Inc.	967,000	1,129,509
Advanced Semiconductor Engineering, Inc. (ADR)	37,200	219,852
Cavium, Inc.(b)	4,492	223,387
Entegris, Inc.(b)	13,310	153,065
Intersil Corp.–Class A	18,330	260,469
King Yuan Electronics Co., Ltd.	180,000	153,166
Kinsus Interconnect Technology Corp.	82,000	304,354
Lam Research Corp.	4,440	331,668
Linear Technology Corp.	212,500	9,432,875
Novatek Microelectronics Corp.	180,000	888,333
NXP Semiconductor NV(b)	56,400	3,859,452
ON Semiconductor Corp.(b)	24,850	222,159
Samsung Electronics Co., Ltd.	330	369,602
Samsung Electronics Co., Ltd. (Preference Shares)	60	51,044
SK Hynix, Inc.(b)	15,800	699,325
Sumco Corp.	81,000	982,224
Taiwan Semiconductor Manufacturing Co., Ltd.	265,000	1,054,999
Teradyne, Inc.	19,010	368,604
Tokyo Electron Ltd.	10,600	690,857

		21,518,181

Software–2.3%
ANSYS, Inc.(b)	89,600	6,780,032
Aspen Technology, Inc.(b)	6,440	242,917
Concur Technologies, Inc.(b)	1,360	172,475
Constellation Software, Inc./Canada	960	241,288
Dassault Systemes	10,910	700,845
Electronic Arts, Inc.(b)	281,270	10,016,025
Guidewire Software, Inc.(b)	3,641	161,442
Microsoft Corp.	314,500	14,580,220
Mobileye NV(b)	1,133	60,717
NetSuite, Inc.(b)	27,220	2,437,279
Open Text Corp.	5,030	278,234
Oracle Corp.	51,600	1,975,248
Oracle Corp. Japan	17,000	663,537
SAP SE	7,177	517,962
ServiceNow, Inc.(b)	54,878	3,225,729
SolarWinds, Inc.(b)	7,210	303,180
Tableau Software, Inc.–Class A(b)	3,349	243,305
Ultimate Software Group, Inc. (The)(b)	1,784	252,454

		42,852,889

Technology Hardware, Storage & Peripherals–2.7%
Apple, Inc.	230,300	23,202,725
Asustek Computer, Inc.	100,000	954,238
Casetek Holdings Ltd.	38,000	232,055
Catcher Technology Co., Ltd.	166,000	1,537,452
EMC Corp./MA	226,500	6,627,390
Hewlett-Packard Co.(a)	442,800	15,706,116
Inventec Corp.	278,000	180,807
Lite-On Technology Corp.	140,050	201,437
NCR Corp.(b)	9,520	318,063
Samsung Electronics Co., Ltd. (GDR)(e)	1,720	730,033

Samsung Electronics Co., Ltd. (GDR) (London)(e)	1,510	$842,720

		50,533,036

		214,092,326

Consumer Discretionary–9.4%
Auto Components–0.4%
Cie Generale des Etablissements Michelin–Class B	17,294	1,628,935
Dana Holding Corp.	13,170	252,469
Lear Corp.	3,490	301,571
Plastic Omnium SA	28,330	676,447
Sumitomo Electric Industries Ltd.	124,900	1,848,996
Tenneco, Inc.(b)	6,340	331,645
TRW Automotive Holdings Corp.(b)	3,140	317,925
Valeo SA	21,210	2,356,740

		7,714,728

Automobiles–0.9%
Ford Motor Co.	701,800	10,379,622
Great Wall Motor Co., Ltd.–Class H	205,000	794,466
Honda Motor Co., Ltd.	58,100	1,993,401
Hyundai Motor Co.	1,300	234,225
Hyundai Motor Co. (Preference Shares)	400	44,692
Kia Motors Corp.	4,220	214,330
Tata Motors Ltd. (Sponsored ADR)	10,030	438,411
Tata Motors Ltd.–Class A	34,527	191,927
Thor Industries, Inc.	3,990	205,485
Toyota Motor Corp.	28,100	1,653,380
Volkswagen AG (Preference Shares)	5,820	1,201,877

		17,351,816

Distributors–0.1%
Inchcape PLC	41,720	433,853
LKQ Corp.(b)	15,090	401,243

		835,096

Diversified Consumer Services–0.2%
Bright Horizons Family Solutions, Inc.(b)	5,751	241,887
Estacio Participacoes SA	150,600	1,565,219
Grand Canyon Education, Inc.(b)	8,520	347,360
Kroton Educacional SA	283,200	1,779,437
New Oriental Education & Technology Group, Inc. (ADR)(b)	7,730	179,336
TAL Education Group (ADR)(b)	1,603	56,009

		4,169,248

Hotels, Restaurants & Leisure–1.1%
Ajisen China Holdings Ltd.	213,000	169,020
Bloomin’ Brands, Inc.(b)	17,880	327,919
Buffalo Wild Wings, Inc.(b)	2,340	314,192
DineEquity, Inc.	2,700	220,293
Galaxy Entertainment Group Ltd.	152,000	882,516
Melco International Development Ltd.	514,000	1,194,054
Merlin Entertainments PLC(e)	144,878	823,241
NagaCorp Ltd.	82,000	58,883

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Norwegian Cruise Line Holdings Ltd.(b)	5,308	$191,194
Sands China Ltd.	245,200	1,279,160
Sodexo	18,520	1,811,653
Starbucks Corp.	143,000	10,790,780
Tatts Group Ltd.	314,094	864,752
Whitbread PLC	6,825	458,612
William Hill PLC	138,298	826,469
Yum! Brands, Inc.	14,750	1,061,705

		21,274,443

Household Durables–0.1%
Even Construtora e Incorporadora SA	49,600	110,436
Helen of Troy Ltd.(b)	4,000	210,080
Meritage Homes Corp.(b)	7,640	271,220
PulteGroup, Inc.	13,480	238,057
Rossi Residencial SA(b)	44,400	19,590
Skyworth Digital Holdings Ltd.	372,000	192,955
Steinhoff International Holdings Ltd.	20,678	99,032
Tempur Sealy International, Inc.(b)	5,570	312,867

		1,454,237

Internet & Catalog Retail–0.5%
HomeAway, Inc.(b)	6,455	229,152
JD.com, Inc. (ADR)(b)	5,689	146,890
Just Eat PLC(b)	156,306	747,517
Priceline Group, Inc. (The)(b)	6,600	7,646,628
Vipshop Holdings Ltd. (ADR)(b)	1,370	258,944
zulily, Inc.–Class A(b)	5,380	203,848

		9,232,979

Leisure Products–0.3%
Polaris Industries, Inc.	40,380	6,048,520

Media–2.5%
AMC Networks, Inc.–Class A(b)	2,960	172,923
British Sky Broadcasting Group PLC	24,680	352,014
CBS Corp.–Class B	50,800	2,717,800
Cineplex, Inc.	10,230	378,436
Comcast Corp.–Class A	217,100	11,675,638
Discovery Communications, Inc.–Class A(b)	122,300	4,622,940
Liberty Global PLC–Series C(b)	42,040	1,724,271
Naspers Ltd.–Class N	23,844	2,611,478
Reed Elsevier PLC	46,880	749,471
Surya Citra Media Tbk PT	220,000	69,213
Thomson Reuters Corp.	26,970	982,522
Time Warner, Inc.	66,600	5,008,986
Twenty-First Century Fox, Inc.–Class A	180,500	6,189,345
Viacom, Inc.–Class B	17,261	1,328,061
Walt Disney Co. (The)(a)	90,300	8,039,409

		46,622,507

Multiline Retail–0.6%
B&M European Value Retail SA(b)	425,042	1,894,907
Canadian Tire Corp., Ltd.–Class A	5,010	513,324
Dollar General Corp.(b)	116,700	7,131,537
Matahari Department Store Tbk PT	166,000	221,125
Next PLC	6,320	676,461
Poundland Group PLC(b)	179,520	919,069

		11,356,423

Specialty Retail–1.7%
AutoZone, Inc.(b)	6,000	$3,057,960
Brown Shoe Co., Inc.	7,330	198,863
Cabela’s, Inc.(b)	4,480	263,872
Children’s Place, Inc. (The)	5,840	278,334
Chow Tai Fook Jewellery Group Ltd.	142,947	185,857
Fielmann AG	2,420	148,273
Five Below, Inc.(b)	8,924	353,480
GameStop Corp.–Class A	173,630	7,153,556
Home Depot, Inc. (The)	140,400	12,880,296
L’Occitane International SA	20,250	46,429
Mr. Price Group Ltd.	4,040	75,871
Office Depot, Inc.(b)	784,310	4,031,353
Shimamura Co., Ltd.	7,300	671,110
Sports Direct International PLC(b)	158,685	1,585,588
Tractor Supply Co.	4,090	251,576
Ulta Salon Cosmetics & Fragrance, Inc.(b)	3,300	389,961
Yamada Denki Co., Ltd.	292,300	853,175

		32,425,554

Textiles, Apparel & Luxury Goods–1.0%
Cie Financiere Richemont SA	34,199	2,795,465
Cie Financiere Richemont SA (Johannesburg)	60,849	496,530
CROCS, Inc.(b)	11,280	141,902
Eclat Textile Co., Ltd.	28,880	262,213
Global Brands Group Holding Ltd.(b)	1,828,000	404,922
Hugo Boss AG	7,301	910,166
Li & Fung Ltd.	1,282,000	1,456,209
NIKE, Inc.–Class B	109,300	9,749,560
Samsonite International SA	275,600	885,557
Titan Co., Ltd.	58,675	387,349
Under Armour, Inc.–Class A(b)	3,780	261,198
Yue Yuen Industrial Holdings Ltd.	56,500	171,771

		17,922,842

		176,408,393

Health Care–8.4%
Biotechnology–1.6%
Actelion Ltd. (REG)(b)	21,805	2,553,931
Biogen Idec, Inc.(b)	32,300	10,685,163
CSL Ltd.	7,130	462,208
Cubist Pharmaceuticals, Inc.(b)	4,225	280,286
Gilead Sciences, Inc.(b)	140,900	14,998,805
Grifols SA (ADR)	7,696	270,360
Isis Pharmaceuticals, Inc.(b)	1,026	39,840
NPS Pharmaceuticals, Inc.(b)	4,860	126,360
Pharmacyclics, Inc.(b)	1,580	185,539
Puma Biotechnology, Inc.(b)	710	169,385
Receptos, Inc.(b)	630	39,129
Synageva BioPharma Corp.(b)	1,224	84,187
TESARO, Inc.(b)	3,415	91,932
Theravance, Inc.	3,920	66,993

		30,054,118

Health Care Equipment & Supplies–1.2%
Align Technology, Inc.(b)	4,230	218,606

2014 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Becton Dickinson and Co.	71,700	$8,160,177
HeartWare International, Inc.(b)	2,430	188,641
Insulet Corp.(b)	3,980	146,663
Intuitive Surgical, Inc.(b)	15,900	7,342,938
Medtronic, Inc.	107,000	6,628,650
Sirona Dental Systems, Inc.(b)	3,160	242,309

		22,927,984

Health Care Providers & Services–1.4%
Acadia Healthcare Co., Inc.(b)	7,414	359,579
Aetna, Inc.	124,500	10,084,500
Alfresa Holdings Corp.	6,000	86,376
Bangkok Dusit Medical Services PCL–Class F	43,000	24,534
Envision Healthcare Holdings, Inc.(b)	8,002	277,509
Health Net, Inc./CA(b)	4,660	214,873
LifePoint Hospitals, Inc.(b)	4,950	342,491
MEDNAX, Inc.(b)	2,800	153,496
Molina Healthcare, Inc.(b)	3,820	161,586
Premier, Inc.–Class A(b)	6,502	213,656
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	103,100	252,543
Sonic Healthcare Ltd.	60,570	929,430
UnitedHealth Group, Inc.	23,900	2,061,375
WellCare Health Plans, Inc.(b)	3,110	187,657
WellPoint, Inc.	95,200	11,387,824

		26,737,429

Life Sciences Tools & Services–0.5%
Eurofins Scientific SE	12,304	3,183,441
ICON PLC(b)	3,685	210,893
Quintiles Transnational Holdings, Inc.(b)	105,509	5,885,292

		9,279,626

Pharmaceuticals–3.7%
Actavis PLC(b)	36,000	8,686,080
Akorn, Inc.(b)	10,232	371,115
Allergan, Inc./United States	66,100	11,778,359
Astellas Pharma, Inc.	114,200	1,700,846
GlaxoSmithKline PLC	157,711	3,602,771
GW Pharmaceuticals PLC (ADR)(b)	1,179	95,322
Jazz Pharmaceuticals PLC(b)	2,030	325,937
Johnson & Johnson	133,000	14,176,470
Lupin Ltd.	6,936	156,266
Merck & Co., Inc.	60,500	3,586,440
Novartis AG	15,040	1,416,292
Novo Nordisk A/S–Class B	31,791	1,513,626
Pfizer, Inc.	575,600	17,020,492
Richter Gedeon Nyrt	13,620	212,696
Roche Holding AG	13,660	4,033,838
Sun Pharmaceutical Industries Ltd.	81,220	1,122,431

		69,798,981

		158,798,138

Industrials–5.6%
Aerospace & Defense–1.7%
Airbus Group NV	54,060	3,398,234
Company	Shares	U.S. $ Value

BAE Systems PLC	33,500	$254,991
Boeing Co. (The)	39,100	4,980,558
Hexcel Corp.(b)	10,220	405,734
Lockheed Martin Corp.	35,300	6,452,134
Precision Castparts Corp.	14,000	3,316,320
Raytheon Co.	101,700	10,334,754
Safran SA	27,810	1,803,025
Spirit Aerosystems Holdings, Inc.–Class A(b)	8,390	319,323
TransDigm Group, Inc.	1,742	321,103
Zodiac Aerospace	29,044	926,173

		32,512,349

Air Freight & Logistics–0.0%
Expeditors International of Washington, Inc.	5,910	239,828
Oesterreichische Post AG	5,030	241,229

		481,057

Airlines–0.2%
Copa Holdings SA–Class A	31,700	3,401,093
Qantas Airways Ltd.(b)	632,590	768,434
Turk Hava Yollari(b)	49,685	141,262

		4,310,789

Commercial Services & Supplies–0.3%
Babcock International Group PLC	139,553	2,462,519
Berendsen PLC	20,020	317,234
Edenred	81,830	2,016,375
Regus PLC	81,467	223,258

		5,019,386

Construction & Engineering–0.1%
Aecom Technology Corp.(b)	7,590	256,163
Granite Construction, Inc.	6,190	196,904
IRB Infrastructure Developers Ltd.	37,440	139,424
Larsen & Toubro Ltd.	5,930	139,266
Tutor Perini Corp.(b)	8,540	225,456
URS Corp.	4,880	281,137

		1,238,350

Electrical Equipment–0.0%
Amara Raja Batteries Ltd.	19,902	191,969
AMETEK, Inc.	6,314	317,026
General Cable Corp.	9,730	146,728

		655,723

Industrial Conglomerates–0.7%
Alliance Global Group, Inc.	523,500	302,636
Bidvest Group Ltd. (The)	7,780	196,862
Carlisle Cos., Inc.	4,280	344,027
Danaher Corp.(a)	134,100	10,188,918
SM Investments Corp.	8,683	155,273
Toshiba Corp.	311,000	1,443,719

		12,631,435

Machinery–1.0%
Actuant Corp.–Class A	6,180	188,614
Chart Industries, Inc.(b)	2,565	156,798
Dover Corp.	97,800	7,856,274
IDEX Corp.	5,600	405,272

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

ITT Corp.	151,200	$6,794,928
JTEKT Corp.	90,700	1,520,268
Kennametal, Inc.	5,470	225,966
Lincoln Electric Holdings, Inc.	4,880	337,379
Middleby Corp. (The)(b)	4,240	373,671
Terex Corp.	6,570	208,729
Valmont Industries, Inc.	2,228	300,624

		18,368,523

Marine–0.1%
Kirby Corp.(b)	3,630	427,796
Nippon Yusen KK	421,000	1,110,005

		1,537,801

Professional Services–0.6%
51job, Inc. (ADR)(b)	5,192	155,396
Applus Services SA(b)	56,360	743,533
Bureau Veritas SA	113,492	2,508,282
Capita PLC	204,903	3,857,383
Intertek Group PLC	69,905	2,962,541
Robert Half International, Inc.	8,230	403,270
Teleperformance	3,860	238,734

		10,869,139

Road & Rail–0.8%
Central Japan Railway Co.	12,800	1,726,575
ComfortDelGro Corp., Ltd.	119,000	223,534
Con-way, Inc.	5,400	256,500
Genesee & Wyoming, Inc.–Class A(b)	3,815	363,608
Globaltrans Investment PLC (Sponsored GDR)(e)	10,908	91,627
Localiza Rent a Car SA	4,180	60,606
Ryder System, Inc.	3,770	339,187
Union Pacific Corp.(a)	111,900	12,132,198

		15,193,835

Trading Companies & Distributors–0.1%
Brenntag AG	18,060	883,932
Bunzl PLC	8,386	218,200
Mitsubishi Corp.	52,200	1,069,069
MSC Industrial Direct Co., Inc.–Class A	3,190	272,617
United Rentals, Inc.(b)	3,080	342,188
WESCO International, Inc.(b)	3,340	261,388

		3,047,394

		105,865,781

Consumer Staples–5.6%
Beverages–1.3%
Anheuser-Busch InBev NV	6,440	714,182
Asahi Group Holdings Ltd.	20,400	590,094
Britvic PLC	49,968	539,360
Carlsberg A/S–Class B	8,620	765,564
Diageo PLC	16,400	473,011
Dr Pepper Snapple Group, Inc.	97,400	6,263,794
Heineken NV	9,590	716,220
Monster Beverage Corp.(b)	113,400	10,395,378
Company	Shares	U.S. $ Value

PepsiCo, Inc.	43,700	$4,068,033

		24,525,636

Food & Staples Retailing–1.9%
7-Eleven Malaysia Holdings Bhd(b)	133,224	72,693
Alimentation Couche-Tard, Inc.–Class B	31,309	1,001,094
Axfood AB	2,270	117,464
Bizim Toptan Satis Magazalari AS	3,460	28,200
Costco Wholesale Corp.	62,100	7,782,372
CVS Health Corp.	146,200	11,636,058
Jean Coutu Group PJC, Inc. (The)–Class A	12,600	264,162
Koninklijke Ahold NV	116,839	1,889,948
Kroger Co. (The)	176,600	9,183,200
Lenta Ltd. (GDR)(b)(e)	34,204	400,187
Lenta Ltd. (GDR)(b)(e)	28,310	302,068
Magnit OJSC (Sponsored GDR)(e)	8,990	519,262
Olam International Ltd.	656,038	1,204,962
Sprouts Farmers Market, Inc.(b)	9,513	276,543
Sugi Holdings Co., Ltd.	5,400	226,762
Tsuruha Holdings, Inc.	4,800	266,989
Wal-Mart de Mexico SAB de CV	97,310	244,896
X5 Retail Group NV (GDR)(b)(e)	12,030	221,954

		35,638,814

Food Products–0.7%
Dean Foods Co.	22,795	302,034
Gruma SAB de CV–Class B(b)	13,700	146,685
JBS SA	31,500	117,751
Keurig Green Mountain, Inc.	2,396	311,791
Mead Johnson Nutrition Co.–Class A	101,700	9,785,574
MHP SA (GDR)(e)	5,900	70,210
Nestle SA	12,430	913,493
Unilever PLC	7,388	309,246
WH Group Ltd.(b)(e)	133,000	109,280

		12,066,064

Household Products–0.1%
Henkel AG & Co. KGaA	5,077	473,448
Reckitt Benckiser Group PLC	14,939	1,291,591

		1,765,039

Personal Products–0.4%
Estee Lauder Cos., Inc. (The)–Class A	91,900	6,866,768
Kao Corp.	19,100	745,333

		7,612,101

Tobacco–1.2%
Altria Group, Inc.	151,000	6,936,940
British American Tobacco PLC	78,510	4,424,083
Imperial Tobacco Group PLC	35,380	1,523,319
Japan Tobacco, Inc.	108,400	3,522,504
Philip Morris International, Inc.	80,600	6,722,040

		23,128,886

		104,736,540

2014 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Energy–3.9%
Energy Equipment & Services–1.0%
Akastor ASA	62,760	$252,701
Aker Solutions ASA(b)(e)	62,760	625,182
FMC Technologies, Inc.(b)	3,153	171,239
Halliburton Co.	130,500	8,418,555
Oceaneering International, Inc.	4,069	265,177
Pason Systems, Inc.	8,630	241,266
Schlumberger Ltd.(a)	82,700	8,409,763
Superior Energy Services, Inc.	8,290	272,492

		18,656,375

Oil, Gas & Consumable Fuels–2.9%
BG Group PLC	71,668	1,323,051
Bill Barrett Corp.(b)	14,950	329,498
China Petroleum & Chemical Corp.–Class H	600,800	525,485
Concho Resources, Inc.(b)	1,390	174,292
EOG Resources, Inc.	72,400	7,169,048
Gazprom OAO (Sponsored ADR)	86,420	603,212
Hess Corp.	179,800	16,958,736
JX Holdings, Inc.	504,800	2,327,511
KazMunaiGas Exploration Production JSC (GDR)(e)	7,360	128,800
LUKOIL OAO (London) (Sponsored ADR)	13,860	705,474
Murphy Oil Corp.	75,200	4,279,632
NovaTek OAO (Sponsored GDR)(e)	1,120	116,704
Oasis Petroleum, Inc.(b)	5,360	224,102
Occidental Petroleum Corp.	162,600	15,633,990
Petroleo Brasileiro SA (Sponsored ADR)	39,143	582,839
Petronet LNG Ltd.	68,140	208,076
Rosetta Resources, Inc.(b)	6,710	298,998
Royal Dutch Shell PLC–Class B	11,229	443,927
SM Energy Co.	3,080	240,240
Statoil ASA	20,220	550,505
Total SA	42,520	2,753,344

		55,577,464

		74,233,839

Materials–3.2%
Chemicals–2.4%
A Schulman, Inc.	4,680	169,229
Arkema SA	15,580	1,044,006
Chr Hansen Holding A/S	23,470	906,020
Denki Kagaku Kogyo KK	163,000	534,361
Dow Chemical Co. (The)	149,000	7,813,560
Essentra PLC	204,642	2,637,317
Givaudan SA(b)	590	940,459
Huntsman Corp.	9,740	253,143
Hyosung Corp.	2,820	201,929
IMCD Group NV(b)	8,374	240,410
JSR Corp.	98,300	1,715,516
Koninklijke DSM NV	24,367	1,502,433
LyondellBasell Industries NV–Class A	78,300	8,508,078
Mitsubishi Gas Chemical Co., Inc.	152,000	969,112
Monsanto Co.	66,200	7,448,162
Company	Shares	U.S. $ Value

PolyOne Corp.	10,561	$375,760
Potash Corp. of Saskatchewan, Inc.	27,110	936,922
Sherwin-Williams Co. (The)	43,900	9,613,661
UPL Ltd.	7,000	38,392

		45,848,470

Construction Materials–0.0%
Grasim Industries Ltd.	269	15,371
Grasim Industries Ltd. (GDR)(e)	2,327	133,450
West China Cement Ltd.	424,000	39,757

		188,578

Containers & Packaging–0.5%
Avery Dennison Corp.	5,400	241,110
Ball Corp.	134,800	8,528,796
Graphic Packaging Holding Co.(b)	15,650	194,530

		8,964,436

Metals & Mining–0.2%
Dowa Holdings Co., Ltd.	81,861	682,147
KGHM Polska Miedz SA	1,240	47,231
MMC Norilsk Nickel OJSC (ADR)	29,740	554,651
Rio Tinto PLC	30,000	1,469,995
Steel Dynamics, Inc.	14,170	320,384
Tata Steel Ltd.	24,560	181,323
Ternium SA (Sponsored ADR)	4,970	119,529

		3,375,260

Paper & Forest Products–0.1%
Mondi PLC	56,520	921,759
Nine Dragons Paper Holdings Ltd.	177,000	126,979
Sappi Ltd.(b)	70,550	276,738

		1,325,476

		59,702,220

Telecommunication Services–1.3%
Diversified Telecommunication Services–1.0%
Bezeq The Israeli Telecommunication Corp., Ltd.	268,918	464,213
Nippon Telegraph & Telephone Corp.	31,800	1,972,054
Orange SA	160,420	2,393,885
Singapore Telecommunications Ltd.	155,000	465,163
Swisscom AG	1,980	1,122,329
Telekomunikasi Indonesia Persero Tbk PT	772,500	185,054
Telenor ASA	61,120	1,341,430
Telstra Corp., Ltd.	245,590	1,139,483
TELUS Corp.	10,480	357,833
Verizon Communications, Inc.	168,900	8,443,311
Vivendi SA(b)	36,474	880,766
Ziggo NV(b)	16,070	752,578

		19,518,099

Wireless Telecommunication Services–0.3%
China Mobile Ltd.	137,500	1,607,300
SK Telecom Co., Ltd.	940	258,587
StarHub Ltd.	64,000	206,565
Tower Bersama Infrastructure Tbk PT	517,500	340,299

20	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Turkcell Iletisim Hizmetleri AS(b)	54,880	$286,889
Vodafone Group PLC	705,476	2,324,701

		5,024,341

		24,542,440

Utilities–1.0%
Electric Utilities–0.3%
American Electric Power Co., Inc.	56,900	2,970,749
EDP–Energias de Portugal SA	420,001	1,831,478
Elia System Operator SA/NV	4,920	236,295
Light SA	14,900	125,884
PNM Resources, Inc.	11,990	298,671
Power Assets Holdings Ltd.	81,000	716,979
Westar Energy, Inc.	8,980	306,398

		6,486,454

Gas Utilities–0.1%
Atmos Energy Corp.	5,510	262,827
Southwest Gas Corp.	6,740	327,429
UGI Corp.	10,995	374,820

		965,076

Independent Power and Renewable Electricity Producers–0.0%
Huadian Power International Corp. Ltd.–Class H	156,000	108,751

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC	99,344	869,245
China Resources Power Holdings Co., Ltd.	58,000	156,272
NTPC Ltd.	84,690	190,170

		1,215,687

Multi-Utilities–0.5%
DTE Energy Co.	113,700	8,650,296

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	29,100	235,154
Cia de Saneamento de Minas Gerais-COPASA	17,600	222,898

		458,052

		17,884,316

Total Common Stocks (cost $969,809,436)		1,168,335,108

INVESTMENT COMPANIES–24.7%
Funds and Investment Trusts–24.7%
AllianceBernstein Pooling Portfolio–Multi-Asset Real Return Portfolio(f)	26,211,606	218,342,681
iShares MSCI EAFE ETF	556,489	35,682,075
SPDR S&P 500 ETF Trust	1,072,101	211,225,339

Total Investment Companies (cost $477,438,711)		465,250,095

Company	Shares	U.S. $ Value

WARRANTS–0.2%
Financials–0.2%
Banks–0.1%
Abu Dhabi Commercial Bank PJSC, Deutsche Bank AG, expiring 2/11/19(b)	53,900	$124,308
Bank Muscat SAOG, Citigroup Global Markets, expiring 2/04/16(b)	26,000	52,680
Commercial Bank of Qatar QSC (The), Deutsche Bank AG, expiring 5/26/17(b)	11,388	219,565
First Gulf Bank PJSC, Merrill Lynch Intl & Co., expiring 8/21/15(b)	47,004	239,973
Punjab National Bank, Merrill Lynch Intl & Co., expiring 8/08/18(b)	9,760	138,965
Union Bank of India, Merrill Lynch Intl & Co., expiring 8/20/18(b)	42,545	129,301

		904,792

Consumer Finance–0.0%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(b)	114,873	382,137
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(b)(e)	22,372	337,847

		719,984

Real Estate Management & Development–0.1%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(b)	313,723	986,631

		986,631

		2,611,407

Industrials–0.0%
Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG, expiring 7/05/19(b)	77,730	152,166

Airlines–0.0%
Air Arabia PJSC, Deutsche Bank AG, expiring 7/31/17(b)	138,460	51,650

		203,816

Materials–0.0%
Chemicals–0.0%
UPL Ltd., Merrill Lynch Intl & Co., expiring 2/07/17(b)	32,610	178,703

Total Warrants (cost $1,917,436)		2,993,926

2014 Annual Report	21

Schedule of Investments (continued)

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED—PUTS–0.1%
Options on Indices–0.1%
S&P 500 Index Expiration: Oct 2014, Exercise Price: $1,880.00(b)(g) (premiums paid $5,620,053)	3,071	$1,658,340

	Principal Amount (000)
CORPORATES—INVESTMENT GRADE–0.0%
Financial Institutions–0.0%
Banking–0.0%
Bank of Baroda(b)(e) (cost $236,883)	$16	226,481

	Shares

RIGHTS–0.0%
Financials–0.0%
Real Estate Management & Development–0.0%
Country Garden Holdings Co., Ltd., expiring 10/08/14(b) (cost $0)	111,333	6,309

SHORT-TERM INVESTMENTS–9.5%
Investment Companies–9.3%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.07%(f)(h) (cost $174,868,998)	174,868,998	$174,868,998

	Principal Amount (000)
U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon 10/30/14(i) (cost $3,999,925)	$4,000	3,999,925

Total Short-Term Investments (cost $178,868,923)		178,868,923

Total Investments—96.6% (cost $1,633,891,442)		1,817,339,182

Other assets less liabilities—3.4%		63,393,791

Net Assets—100.0%		$1,880,732,973

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Austrailia Bond Futures	23	December 2014	$2,415,759	$2,432,633	$16,874
10 Yr Canada Bond Futures	29	December 2014	3,527,338	3,508,121	(19,217)
10 Yr Japan Bond Futures	62	December 2014	82,371,196	82,444,313	73,117
Euro BUXL 30 Yr Bond Futures	68	December 2014	12,178,942	12,230,371	51,429
Euro STOXX 50 Futures	2,554	December 2014	103,175,345	103,968,530	793,185
Euro-BOBL Futures	139	December 2014	22,384,776	22,458,149	73,373
Euro-BUND Futures	135	December 2014	25,402,576	25,525,618	123,042
FTSE 100 Index Futures	131	December 2014	14,397,091	14,028,145	(368,946)
Long GILT Futures	132	December 2014	24,019,789	24,211,035	191,246
SPI 200 Futures	39	December 2014	4,621,395	4,509,893	(111,502)
TOPIX Index Futures	1,040	December 2014	123,785,140	125,786,186	2,001,046

Sold Contracts
Hang Seng Index Futures	33	October 2014	5,011,315	4,849,160	162,155
S&P Mid 400 E Mini Futures	14	December 2014	1,928,904	1,911,560	17,344
U.S Long Bond (CBT) Futures	259	December 2014	36,000,627	35,717,719	282,908
U.S. T-Note 5 Yr (CBT) Futures	473	December 2014	56,042,428	55,935,945	106,483
U.S. T-Note 10 Yr (CBT) Futures	331	December 2014	41,419,680	41,256,047	163,633
U.S. Ultra Bond (CBT) Futures	139	December 2014	21,216,433	21,197,500	18,933

					$3,575,103

22	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	34,883	USD	46,630	11/14/14	$2,558,540
Barclays Bank PLC	GBP	22,613	USD	37,967	11/14/14	1,321,399
Barclays Bank PLC	USD	3,875	EUR	3,046	11/14/14	(26,532)
Barclays Bank PLC	USD	12,560	JPY	1,317,019	11/14/14	(547,685)
Barclays Bank PLC	USD	593	SEK	4,089	11/14/14	(25,996)
BNP Paribas SA	AUD	2,178	USD	2,025	11/14/14	123,395
BNP Paribas SA	GBP	2,314	USD	3,844	11/14/14	93,574
BNP Paribas SA	JPY	308,231	USD	2,983	11/14/14	171,892
BNP Paribas SA	USD	23,637	AUD	27,190	11/14/14	97,143
BNP Paribas SA	USD	5,661	GBP	3,474	11/14/14	(31,160)
BNP Paribas SA	USD	8,401	JPY	916,474	11/14/14	(41,945)
BNP Paribas SA	USD	10,860	SEK	74,943	11/14/14	(475,556)
Brown Brothers Harriman & Co.	CAD	5,746	USD	5,227	11/14/14	101,954
Citibank, NA	USD	9,603	EUR	7,059	11/14/14	(684,669)
Credit Suisse International	CAD	724	USD	661	11/14/14	15,370
Credit Suisse International	SEK	46,674	USD	6,437	11/14/14	(30,278)
Credit Suisse International	USD	9,401	GBP	5,721	11/14/14	(129,855)
Credit Suisse International	USD	2,679	NOK	16,707	11/14/14	(82,870)
Deutsche Bank AG	JPY	565,794	USD	5,534	11/14/14	373,822
Deutsche Bank AG	NOK	47,655	USD	7,426	11/14/14	20,068
Goldman Sachs Bank USA	BRL	5,795	USD	2,529	10/02/14	161,045
Goldman Sachs Bank USA	BRL	5,795	USD	2,364	10/02/14	(3,139)
Goldman Sachs Bank USA	USD	2,364	BRL	5,795	10/02/14	3,139
Goldman Sachs Bank USA	USD	2,578	BRL	5,795	10/02/14	(210,367)
Goldman Sachs Bank USA	JPY	6,649,537	USD	65,400	11/14/14	4,752,557
Goldman Sachs Bank USA	NZD	1,438	USD	1,188	11/14/14	70,525
Goldman Sachs Bank USA	USD	5,366	AUD	5,824	11/14/14	(282,739)
Goldman Sachs Bank USA	USD	738	KRW	753,925	11/14/14	(26,711)
Goldman Sachs Bank USA	USD	4,957	NOK	30,948	11/14/14	(147,520)
HSBC Bank USA	USD	838	KRW	853,304	11/14/14	(33,021)
JPMorgan Chase Bank, NA	CHF	3,033	USD	3,337	11/14/14	158,827
Morgan Stanley & Co., Inc.	AUD	2,866	USD	2,652	11/14/14	150,441
Morgan Stanley & Co., Inc.	EUR	3,966	USD	5,272	11/14/14	261,552
Morgan Stanley & Co., Inc.	USD	4,182	CHF	3,840	11/14/14	(158,835)
Morgan Stanley & Co., Inc.	USD	6,481	EUR	4,852	11/14/14	(351,277)
Morgan Stanley & Co., Inc.	USD	1,209	NZD	1,438	11/14/14	(91,160)
Royal Bank of Canada	USD	2,602	CHF	2,361	11/14/14	(128,530)
Royal Bank of Scotland PLC	EUR	3,493	USD	4,603	11/14/14	190,258
Royal Bank of Scotland PLC	GBP	2,916	USD	4,736	11/14/14	10,863
Royal Bank of Scotland PLC	USD	4,970	GBP	3,064	11/14/14	(4,324)
Standard Chartered Bank	GBP	2,864	USD	4,708	11/14/14	66,790
Standard Chartered Bank	HKD	88,152	USD	11,374	11/14/14	22,326
Standard Chartered Bank	KRW	2,591,409	USD	2,487	11/14/14	43,126
Standard Chartered Bank	USD	652	HKD	5,055	11/14/14	(1,156)
State Street Bank & Trust Co.	CAD	99	USD	90	11/14/14	1,736
State Street Bank & Trust Co.	CHF	2,951	USD	3,264	11/14/14	171,458

2014 Annual Report	23

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	JPY	899,622	USD	8,201	11/14/14	$(3,851)
State Street Bank & Trust Co.	USD	2,958	CHF	2,675	11/14/14	(155,422)
UBS AG	AUD	43,358	USD	39,975	11/14/14	2,128,239
UBS AG	EUR	11,874	USD	15,614	11/14/14	612,382
UBS AG	GBP	2,770	USD	4,647	11/14/14	158,460
UBS AG	USD	41,283	EUR	30,546	11/14/14	(2,690,593)
UBS AG	USD	7,203	GBP	4,293	11/14/14	(245,583)
UBS AG	USD	1,128	HKD	8,744	11/14/14	(2,340)

						$7,227,767

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MSCI AC Far East Ex Japan Index	90,715	LIBOR Plus 0.23%	USD 34,358	11/19/14	$(1,461,913)
SPDR S&P 500 ETF Trust	198,728	LIBOR Plus 0.27%	39,551	6/15/15	(403,505)
Pay Total Return on Reference Obligation
Deutsche Bank AG iShares MSCI Emerging Markets ETF	88,248	LIBOR Minus 0.25%	3,863	10/15/15	196,104

					$(1,669,314)

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(b)	Non-income producing security.
(c)	Fair valued by the Adviser.
(d)	Illiquid security.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $5,679,046 or 0.3% of net assets.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(g)	One contract relates to 100 shares.
(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AC—All Country

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS–72.8%
Financials–14.8%
Banks–5.2%
Aozora Bank Ltd.	634,000	$2,143,816
Associated Banc-Corp	30,800	536,536
Axis Bank Ltd.	88,060	539,966
Banco Bradesco SA (Preference Shares)	43,200	614,886
Banco do Brasil SA	109,900	1,135,929
Banco Macro SA (ADR)	2,910	115,265
Bangkok Bank PCL (NVDR)	95,200	598,124
Bank Hapoalim BM	331,910	1,871,459
Bank Mandiri Persero Tbk PT	1,132,500	936,583
Bank of America Corp.	1,865,700	31,810,185
Bank of Montreal	17,640	1,298,330
China Construction Bank Corp.–Class H	2,680,000	1,877,683
China Merchants Bank Co., Ltd.–Class H	200,500	342,295
Citigroup, Inc.	384,000	19,898,880
Comerica, Inc.	16,060	800,752
Credicorp Ltd.	5,690	872,789
Danske Bank A/S	178,150	4,829,241
DGB Financial Group, Inc.	47,770	759,386
First Niagara Financial Group, Inc.	53,890	448,904
First Republic Bank/CA	11,860	585,647
Grupo Financiero Banorte SAB de CV–Class O	229,074	1,467,008
Hang Seng Bank Ltd.	176,600	2,836,151
HDFC Bank Ltd. (ADR)	23,900	1,113,262
Huntington Bancshares, Inc./OH	81,430	792,314
Iberiabank Corp.	7,940	496,329
ICICI Bank Ltd.	10,630	246,238
ICICI Bank Ltd. (Sponsored ADR)	6,120	300,492
Industrial & Commercial Bank of China Ltd.–Class H	3,070,000	1,914,806
Itausa–Investimentos Itau SA (Preference Shares)	153,000	579,434
JPMorgan Chase & Co.	285,500	17,198,520
Kasikornbank PCL (NVDR)	148,500	1,074,066
KB Financial Group, Inc.	49,300	1,797,276
KBC Groep NV(a)	59,390	3,152,780
Komercni Banka AS	4,852	1,154,076
Lloyds Banking Group PLC(a)	1,985,048	2,469,533
Mitsubishi UFJ Financial Group, Inc.	762,500	4,297,232
PacWest Bancorp	10,905	449,613
Popular, Inc.(a)	23,040	678,182
Resona Holdings, Inc.	694,000	3,915,118
Seven Bank Ltd.	461,700	1,881,592
Shinhan Financial Group Co., Ltd.	11,470	528,040
Signature Bank/New York NY(a)	6,727	753,828
Societe Generale SA	118,525	6,045,709
State Bank of India	8,000	315,421
Susquehanna Bancshares, Inc.	58,340	583,400
SVB Financial Group(a)	6,210	696,079
Company	Shares	U.S. $ Value

Toronto-Dominion Bank (The)	38,150	$1,882,718
UniCredit SpA	916,980	7,203,691
US Bancorp/MN	408,600	17,091,738
Webster Financial Corp.	15,140	441,180
Wells Fargo & Co.	892,400	46,288,788
Westpac Banking Corp.	19,170	538,168
Zions Bancorporation	24,860	722,432

		202,921,870

Capital Markets–1.0%
Affiliated Managers Group, Inc.(a)	46,639	9,344,590
China Cinda Asset Management Co., Ltd.–Class H(a)	128,800	56,622
Daiwa Securities Group, Inc.	655,000	5,194,592
Deutsche Bank AG (REG)	109,350	3,818,229
E*Trade Financial Corp.(a)	27,470	620,547
Goldman Sachs Group, Inc. (The)	49,200	9,031,644
Lazard Ltd.–Class A	16,204	821,543
Stifel Financial Corp.(a)	11,620	544,862
UBS AG (REG)(a)	482,623	8,389,347

		37,821,976

Consumer Finance–1.7%
American Express Co.	381,300	33,379,002
Capital One Financial Corp.	286,100	23,351,482
Muthoot Finance Ltd.	161,907	537,800
Shriram Transport Finance Co., Ltd.	47,020	711,182
SLM Corp.	930,040	7,961,142

		65,940,608

Diversified Financial Services–0.9%
Berkshire Hathaway, Inc.–Class B(a)	74,100	10,236,174
Cerved Information Solutions SpA(a)	421,041	2,597,292
Cielo SA	16,700	272,904
IG Group Holdings PLC	173,601	1,669,764
Intercontinental Exchange, Inc.	70,100	13,673,005
ORIX Corp.	391,800	5,408,973
Power Finance Corp. Ltd.	63,900	241,218

		34,099,330

Insurance–4.6%
Admiral Group PLC	317,237	6,579,071
AIA Group Ltd.	1,467,400	7,572,873
American Financial Group, Inc./OH	14,390	833,037
American International Group, Inc.	550,600	29,743,412
AON PLC	209,600	18,375,632
Aspen Insurance Holdings Ltd.	19,730	843,852
Assurant, Inc.	233,710	15,027,553
BB Seguridade Participacoes SA	147,800	1,944,300
Chubb Corp. (The)	122,100	11,120,868
CNO Financial Group, Inc.	47,930	812,893
Direct Line Insurance Group PLC	380,490	1,810,900
Everest Re Group Ltd.	71,200	11,535,112
Gjensidige Forsikring ASA	89,080	1,884,271
Insurance Australia Group Ltd.	149,600	801,760
Lancashire Holdings Ltd.	220,376	2,286,481
Lincoln National Corp.	504,500	27,031,110
Muenchener Rueckversicherungs AG	38,740	7,642,142

2014 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

PartnerRe Ltd.	225,730	$24,805,470
Prudential PLC	283,260	6,297,249
Suncorp Group Ltd.	108,111	1,328,832
Topdanmark A/S(a)	27,090	819,684
Tryg A/S	14,810	1,536,462
Unum Group	19,670	676,255
Validus Holdings Ltd.	20,350	796,499

		182,105,718

Real Estate Investment Trusts (REITs)–0.6%
American Tower Corp.	202,900	18,997,527
Camden Property Trust	7,190	492,731
DDR Corp.	33,240	556,105
DiamondRock Hospitality Co.	55,090	698,541
LTC Properties, Inc.	17,891	659,999
Medical Properties Trust, Inc.	53,010	649,903
Mid-America Apartment Communities, Inc.	8,040	527,826
Parkway Properties, Inc./MD	31,758	596,415
STAG Industrial, Inc.	17,890	370,502

		23,549,549

Real Estate Management & Development–0.7%
Ayala Land, Inc.	1,879,400	1,464,444
BR Malls Participacoes SA	37,000	292,191
China Overseas Land & Investment Ltd.	210,000	538,393
China Vanke Co., Ltd.–Class H(a)	153,200	267,787
CIFI Holdings Group Co., Ltd.	1,208,000	225,528
Country Garden Holdings Co., Ltd.	3,984,000	1,502,672
Daito Trust Construction Co., Ltd.	42,000	4,966,609
Global Logistic Properties Ltd.	4,150,000	8,808,820
Greentown China Holdings Ltd.	35,000	32,773
Hang Lung Group Ltd.	107,000	527,394
Hang Lung Properties Ltd.	93,000	263,744
Huaku Development Co., Ltd.	55,000	104,784
Kaisa Group Holdings Ltd.	161,000	61,555
KWG Property Holding Ltd.	1,061,500	746,352
Lend Lease Group	383,890	4,820,052
Mitsubishi Estate Co., Ltd.	50,000	1,126,865
Pruksa Real Estate PCL	350,600	370,333
Shimao Property Holdings Ltd.	147,500	297,575
Sunac China Holdings Ltd.	373,000	282,426
Supalai PCL	203,700	163,337

		26,863,634

Thrifts & Mortgage Finance–0.1%
Essent Group Ltd.(a)	12,950	277,260
Housing Development Finance Corp.	308,870	5,255,553

		5,532,813

		578,835,498

Information Technology–12.7%
Communications Equipment–0.5%
Brocade Communications Systems, Inc.	912,350	9,917,245
BYD Electronic International Co., Ltd.	750,500	868,867
F5 Networks, Inc.(a)	51,750	6,144,795
Finisar Corp.(a)	18,910	314,473
Harris Corp.	9,620	638,768
Company	Shares	U.S. $ Value

Palo Alto Networks, Inc.(a)	9,293	$911,643

		18,795,791

Electronic Equipment, Instruments & Components–0.6%
Amphenol Corp.–Class A	153,600	15,338,496
Anixter International, Inc.	5,430	460,681
Arrow Electronics, Inc.(a)	14,800	819,180
Avnet, Inc.	19,090	792,235
CDW Corp./DE	19,640	609,822
Innolux Corp.	375,223	161,934
Insight Enterprises, Inc.(a)	25,340	573,444
InvenSense, Inc.(a)	20,170	397,954
Jabil Circuit, Inc.	33,260	670,854
Ju Teng International Holdings Ltd.	388,000	223,272
LG Display Co., Ltd.(a)	14,070	449,624
LG Display Co., Ltd. (ADR)(a)	7,820	123,165
TTM Technologies, Inc.(a)	48,660	331,375
Unimicron Technology Corp.	295,000	219,553
Vishay Intertechnology, Inc.	55,600	794,524
Yageo Corp.(b)(c)	216,337	354,313
Zebra Technologies Corp.–Class A(a)	8,170	579,825

		22,900,251

Internet Software & Services–1.9%
Alibaba Group Holding Ltd. (ADR)(a)	3,199	284,231
Baidu, Inc. (Sponsored ADR)(a)	23,290	5,082,577
CoStar Group, Inc.(a)	3,823	594,629
Cvent, Inc.(a)	12,056	305,861
eBay, Inc.(a)	145,900	8,262,317
Facebook, Inc.–Class A(a)	151,600	11,982,464
Google, Inc.–Class A(a)	33,600	19,770,576
Google, Inc.–Class C(a)	37,500	21,651,000
Just Dial Ltd.	11,861	312,876
Pandora Media, Inc.(a)	21,460	518,474
Telecity Group PLC	346,121	4,188,479
Tencent Holdings Ltd.	51,500	765,067
Yelp, Inc.(a)	6,715	458,299
Zillow, Inc.–Class A(a)	3,860	447,721

		74,624,571

IT Services–3.0%
Amadeus IT Holding SA–Class A	82,230	3,069,750
Amdocs Ltd.	426,139	19,551,257
Booz Allen Hamilton Holding Corp.	250,680	5,865,912
Cognizant Technology Solutions Corp.–Class A(a)	260,800	11,676,016
Convergys Corp.	18,990	338,402
DH Corp.	17,080	504,340
Fidelity National Information Services, Inc.	290,500	16,355,150
Fiserv, Inc.(a)	107,100	6,922,409
Genpact Ltd.(a)	33,160	541,171
HCL Technologies Ltd.	85,175	2,364,639
Obic Co., Ltd.	73,600	2,633,957
QIWI PLC (Sponsored ADR)	3,333	105,290
Tata Consultancy Services Ltd.	53,280	2,358,445
VeriFone Systems, Inc.(a)	14,150	486,477
Visa, Inc.–Class A	138,200	29,487,734
Xerox Corp.	1,273,100	16,843,113

		119,104,062

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment–1.3%
Advanced Micro Devices, Inc.(a)	84,870	$289,407
Advanced Semiconductor Engineering, Inc.	2,464,000	2,878,085
Advanced Semiconductor Engineering, Inc. (ADR)	94,520	558,613
Cavium, Inc.(a)	10,510	522,662
Entegris, Inc.(a)	31,260	359,490
Intersil Corp.–Class A	42,900	609,609
King Yuan Electronics Co., Ltd.	485,000	412,696
Kinsus Interconnect Technology Corp.	207,000	768,307
Lam Research Corp.	10,440	779,868
Linear Technology Corp.	479,500	21,285,005
Novatek Microelectronics Corp.	461,000	2,275,120
NXP Semiconductor NV(a)	111,800	7,650,474
ON Semiconductor Corp.(a)	58,170	520,040
Samsung Electronics Co., Ltd.	1,460	1,635,211
SK Hynix, Inc.(a)	40,140	1,776,639
Sumco Corp.	206,500	2,504,065
Taiwan Semiconductor Manufacturing Co., Ltd.	674,000	2,683,279
Teradyne, Inc.	44,630	865,376
Tokyo Electron Ltd.	30,600	1,994,362

		50,368,308

Software–2.4%
ANSYS, Inc.(a)	173,600	13,136,312
Aspen Technology, Inc.(a)	15,059	568,025
Concur Technologies, Inc.(a)	3,180	403,288
Constellation Software, Inc./Canada	2,440	613,273
Dassault Systemes	27,830	1,787,764
Electronic Arts, Inc.(a)	662,720	23,599,459
Guidewire Software, Inc.(a)	8,507	377,200
Microsoft Corp.	673,000	31,200,280
Mobileye NV(a)	2,641	141,531
NetSuite, Inc.(a)	54,700	4,897,838
Open Text Corp.	12,800	708,032
Oracle Corp.	90,800	3,475,824
Oracle Corp. Japan	43,400	1,693,972
SAP SE	18,277	1,319,045
ServiceNow, Inc.(a)	120,780	7,099,448
SolarWinds, Inc.(a)	16,890	710,225
Tableau Software, Inc.–Class A(a)	7,827	568,632
Ultimate Software Group, Inc. (The)(a)	4,166	589,531

		92,889,679

Technology Hardware, Storage & Peripherals–3.0%
Apple, Inc.(d)	604,900	60,943,675
Asustek Computer, Inc.	256,000	2,442,848
Casetek Holdings Ltd.	93,000	567,923
Catcher Technology Co., Ltd.	522,000	4,834,637
EMC Corp./MA	293,400	8,584,884
Hewlett-Packard Co.	1,027,700	36,452,519
Inventec Corp.	707,000	459,823
Lite-On Technology Corp.	356,596	512,901
NCR Corp.(a)	22,350	746,714
Samsung Electronics Co., Ltd. (GDR)(e)	4,659	1,977,455
Samsung Electronics Co., Ltd. (GDR) (London)(e)	2,270	1,266,870

		118,790,249

		497,472,911

Company	Shares	U.S. $ Value

Consumer Discretionary–10.9%
Auto Components–0.5%
Cie Generale des Etablissements Michelin–Class B	44,108	$4,154,566
Dana Holding Corp.	30,920	592,736
Lear Corp.	8,200	708,562
Plastic Omnium SA	72,270	1,725,621
Sumitomo Electric Industries Ltd.	297,800	4,408,575
Tenneco, Inc.(a)	14,890	778,896
TRW Automotive Holdings Corp.(a)	7,370	746,213
Valeo SA	54,110	6,012,408

		19,127,577

Automobiles–1.1%
Ford Motor Co.	1,654,800	24,474,492
Great Wall Motor Co., Ltd.–Class H	521,500	2,021,044
Honda Motor Co., Ltd.	148,200	5,084,717
Hyundai Motor Co.	3,300	594,572
Hyundai Motor Co. (Preference Shares)	1,019	113,853
Kia Motors Corp.	10,710	543,951
Tata Motors Ltd. (Sponsored ADR)	25,520	1,115,479
Tata Motors Ltd.–Class A	93,140	517,741
Thor Industries, Inc.	9,380	483,070
Toyota Motor Corp.	71,700	4,218,766
Volkswagen AG (Preference Shares)	14,836	3,063,753

		42,231,438

Distributors–0.1%
Inchcape PLC	106,380	1,106,262
LKQ Corp.(a)	35,321	939,186

		2,045,448

Diversified Consumer Services–0.2%
Bright Horizons Family Solutions, Inc.(a)	13,382	562,847
Estacio Participacoes SA	383,700	3,987,877
Grand Canyon Education, Inc.(a)	19,950	813,361
Kroton Educacional SA	720,400	4,526,505
New Oriental Education & Technology Group, Inc. (ADR)(a)	19,633	455,486
TAL Education Group (ADR)(a)	4,070	142,206

		10,488,282

Hotels, Restaurants & Leisure–1.2%
Ajisen China Holdings Ltd.	540,000	428,501
Bloomin’ Brands, Inc.(a)	41,970	769,730
Buffalo Wild Wings, Inc.(a)	5,480	735,800
DineEquity, Inc.	6,340	517,281
Galaxy Entertainment Group Ltd.	386,000	2,241,125
McDonald’s Corp.	71,100	6,740,991
Melco International Development Ltd.	1,310,000	3,043,212
Merlin Entertainments PLC(e)	369,606	2,100,214
NagaCorp Ltd.	208,000	149,363
Norwegian Cruise Line Holdings Ltd.(a)	12,439	448,053
Sands China Ltd.	625,200	3,261,545
Sodexo	47,260	4,623,040
Starbucks Corp.	204,300	15,416,478
Tatts Group Ltd.	801,336	2,206,209

2014 Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Whitbread PLC	17,409	$1,169,812
William Hill PLC	352,500	2,106,541
Yum! Brands, Inc.	37,540	2,702,129

		48,660,024

Household Durables–0.1%
Even Construtora e Incorporadora SA	126,100	280,766
Helen of Troy Ltd.(a)	9,400	493,688
Meritage Homes Corp.(a)	17,950	637,225
PulteGroup, Inc.	32,460	573,244
Rossi Residencial SA(a)	112,600	49,681
Skyworth Digital Holdings Ltd.	934,000	484,461
Steinhoff International Holdings Ltd.	52,522	251,541
Tempur Sealy International, Inc.(a)	13,030	731,895

		3,502,501

Internet & Catalog Retail–0.6%
HomeAway, Inc.(a)	15,116	536,618
JD.com, Inc. (ADR)(a)	14,447	373,021
Just Eat PLC(a)	398,606	1,906,291
Priceline Group, Inc. (The)(a)	15,800	18,305,564
Vipshop Holdings Ltd. (ADR)(a)	3,490	659,645
zulily, Inc.–Class A(a)	12,570	476,277

		22,257,416

Leisure Products–0.3%
Polaris Industries, Inc.	91,994	13,779,781

Media–3.1%
AMC Networks, Inc.–Class A(a)	6,910	403,682
British Sky Broadcasting Group PLC	62,930	897,579
Cineplex, Inc.	24,670	912,611
Comcast Corp.–Class A	459,500	24,711,910
Discovery Communications, Inc.–Class A(a)	243,500	9,204,300
Gannett Co., Inc.	344,100	10,209,447
Liberty Global PLC–Series C(a)	107,200	4,396,808
Naspers Ltd.–Class N	60,735	6,651,909
Reed Elsevier PLC	119,610	1,912,206
Surya Citra Media Tbk PT	558,500	175,706
Thomson Reuters Corp.	68,760	2,504,940
Time Warner, Inc.	229,100	17,230,611
Twenty-First Century Fox, Inc.–Class A	362,200	12,419,838
Viacom, Inc.–Class B	119,300	9,178,942
Walt Disney Co. (The)	226,000	20,120,780

		120,931,269

Multiline Retail–0.7%
B&M European Value Retail SA(a)	1,084,480	4,834,788
Canadian Tire Corp., Ltd.–Class A	12,760	1,307,389
Dollar General Corp.(a)	257,300	15,723,603
Matahari Department Store Tbk PT	400,500	533,498
Next PLC	16,110	1,724,334
Poundland Group PLC(a)	458,090	2,345,234

		26,468,846

Specialty Retail–1.9%
AutoZone, Inc.(a)	13,300	6,778,478
Brown Shoe Co., Inc.	17,220	467,179
Cabela’s, Inc.(a)	10,470	616,683
Company	Shares	U.S. $ Value

Children’s Place, Inc. (The)	13,720	$653,895
Chow Tai Fook Jewellery Group Ltd.	363,543	472,672
Fielmann AG	6,180	378,646
Five Below, Inc.(a)	20,876	826,898
GameStop Corp.–Class A	404,510	16,665,812
Home Depot, Inc. (The)	310,000	28,439,400
L’Occitane International SA	47,000	107,761
Mr. Price Group Ltd.	10,270	192,870
Office Depot, Inc.(a)	1,827,840	9,395,098
Shimamura Co., Ltd.	18,700	1,719,145
Sports Direct International PLC(a)	404,687	4,043,653
Tractor Supply Co.	9,570	588,651
Ulta Salon Cosmetics & Fragrance, Inc.(a)	7,380	872,095
Yamada Denki Co., Ltd.	745,700	2,176,573

		74,395,509

Textiles, Apparel & Luxury Goods–1.1%
Cie Financiere Richemont SA	87,255	7,132,321
Cie Financiere Richemont SA (Johannesburg)	154,530	1,260,970
CROCS, Inc.(a)	26,480	333,118
Eclat Textile Co., Ltd.	75,240	683,135
Global Brands Group Holding Ltd.(a)	4,664,000	1,033,128
Hugo Boss AG	17,953	2,238,079
Li & Fung Ltd.	3,272,000	3,716,626
NIKE, Inc.–Class B	244,700	21,827,240
Samsonite International SA	701,800	2,255,022
Titan Co., Ltd.	149,353	985,968
Under Armour, Inc.–Class A(a)	8,860	612,226
Yue Yuen Industrial Holdings Ltd.	143,000	434,748

		42,512,581

		426,400,672

Health Care–9.8%
Biotechnology–2.0%
Actelion Ltd. (REG)(a)	55,642	6,517,122
Biogen Idec, Inc.(a)(d)	73,600	24,347,616
CSL Ltd.	18,180	1,178,533
Cubist Pharmaceuticals, Inc.(a)	9,880	655,439
Gilead Sciences, Inc.(a)	359,700	38,290,065
Grifols SA (ADR)	19,627	689,497
Isis Pharmaceuticals, Inc.(a)	2,403	93,308
NPS Pharmaceuticals, Inc.(a)	11,370	295,620
Pharmacyclics, Inc.(a)	3,700	434,491
Puma Biotechnology, Inc.(a)	1,670	398,412
Quintiles Transnational Holdings, Inc.(a)	7,978	445,013
Receptos, Inc.(a)	1,480	91,923
Synageva BioPharma Corp.(a)	2,869	197,330
TESARO, Inc.(a)	7,988	215,037
Theravance, Inc.	9,150	156,373
Vertex Pharmaceuticals, Inc.(a)	29,840	3,351,330

		77,357,109

Health Care Equipment & Supplies–1.5%
Align Technology, Inc.(a)	9,900	511,632
Becton Dickinson and Co.	167,800	19,097,318
HeartWare International, Inc.(a)	5,701	442,569

28	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Insulet Corp.(a)	9,320	$343,442
Intuitive Surgical, Inc.(a)	36,300	16,764,066
Medtronic, Inc.	338,500	20,970,075
Sirona Dental Systems, Inc.(a)	7,400	567,432

		58,696,534

Health Care Providers & Services–1.4%
Acadia Healthcare Co., Inc.(a)	17,349	841,426
Aetna, Inc.	269,400	21,821,400
Alfresa Holdings Corp.	12,400	178,511
Envision Healthcare Holdings, Inc.(a)	18,723	649,314
Health Net, Inc./CA(a)	65,940	3,040,493
LifePoint Hospitals, Inc.(a)	11,620	803,988
MEDNAX, Inc.(a)	6,550	359,071
Molina Healthcare, Inc.(a)	8,980	379,854
Premier, Inc.–Class A(a)	15,210	499,801
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	261,800	641,279
Sonic Healthcare Ltd.	133,680	2,051,283
WellCare Health Plans, Inc.(a)	7,300	440,482
WellPoint, Inc.	202,300	24,199,126

		55,906,028

Life Sciences Tools & Services–0.5%
Eurofins Scientific SE	31,387	8,120,827
ICON PLC(a)	8,615	493,037
Quintiles Transnational Holdings, Inc.(a)	232,900	12,991,162

		21,605,026

Pharmaceuticals–4.4%
Actavis PLC(a)	82,100	19,809,088
Akorn, Inc.(a)	23,956	868,884
Allergan, Inc./United States	148,100	26,389,939
Astellas Pharma, Inc.	309,100	4,603,603
GlaxoSmithKline PLC	402,334	9,190,971
GW Pharmaceuticals PLC (ADR)(a)	2,764	223,469
Jazz Pharmaceuticals PLC(a)	4,744	761,697
Johnson & Johnson(d)	320,900	34,204,731
Lupin Ltd.	17,618	396,928
Merck & Co., Inc.	176,300	10,451,064
Novartis AG	38,360	3,612,298
Novo Nordisk A/S–Class B	81,125	3,862,506
Pfizer, Inc.	1,470,200	43,473,814
Richter Gedeon Nyrt	34,620	540,641
Roche Holding AG	34,850	10,291,307
Sun Pharmaceutical Industries Ltd.	206,630	2,855,553

		171,536,493

		385,101,190

Industrials–7.0%
Aerospace & Defense–2.1%
Airbus Group NV	137,918	8,669,584
Boeing Co. (The)	147,400	18,775,812
Hexcel Corp.(a)	23,926	949,862
Lockheed Martin Corp.	69,800	12,758,044
Precision Castparts Corp.	43,600	10,327,968
Company	Shares	U.S. $ Value

Raytheon Co.	233,200	$23,697,784
Safran SA	70,960	4,600,598
Spirit Aerosystems Holdings, Inc.–Class A(a)	19,700	749,782
TransDigm Group, Inc.	4,077	751,514
Zodiac Aerospace	74,087	2,362,532

		83,643,480

Air Freight & Logistics–0.0%
Expeditors International of Washington, Inc.	13,840	561,627
Oesterreichische Post AG	12,850	616,261

		1,177,888

Airlines–0.2%
Copa Holdings SA–Class A	56,000	6,008,240
Qantas Airways Ltd.(a)	1,587,003	1,927,799
Turk Hava Yollari(a)	126,042	358,356

		8,294,395

Commercial Services & Supplies–0.3%
Babcock International Group PLC	355,775	6,277,920
Berendsen PLC	51,080	809,408
Edenred	208,576	5,139,526
Regus PLC	207,805	569,484

		12,796,338

Construction & Engineering–0.1%
Aecom Technology Corp.(a)	17,820	601,425
Granite Construction, Inc.	14,530	462,199
IRB Infrastructure Developers Ltd.	95,140	354,296
Larsen & Toubro Ltd.	15,050	353,450
Tutor Perini Corp.(a)	20,060	529,584
URS Corp.	11,460	660,211

		2,961,165

Electrical Equipment–0.1%
Amara Raja Batteries Ltd.	50,553	487,619
AMETEK, Inc.	14,762	741,200
General Cable Corp.	22,860	344,729

		1,573,548

Industrial Conglomerates–0.7%
Alliance Global Group, Inc.	1,330,400	769,107
Bidvest Group Ltd. (The)	19,770	500,253
Carlisle Cos., Inc.	10,020	805,408
Danaher Corp.	292,100	22,193,758
SM Investments Corp.	22,068	394,629
Toshiba Corp.	794,000	3,685,894

		28,349,049

Machinery–1.4%
Actuant Corp.–Class A	14,460	441,319
Chart Industries, Inc.(a)	6,000	366,780
Dover Corp.	211,400	16,981,762
IDEX Corp.	13,100	948,047
ITT Corp.	301,570	13,552,556
JTEKT Corp.	231,900	3,886,991
Kennametal, Inc.	12,800	528,768
Lincoln Electric Holdings, Inc.	11,409	788,761
Middleby Corp. (The)(a)	9,920	874,250

2014 Annual Report	29

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Parker-Hannifin Corp.	134,000	$15,296,100
Terex Corp.	15,420	489,893
Valmont Industries, Inc.	5,173	697,993

		54,853,220

Marine–0.1%
Kirby Corp.(a)	8,491	1,000,664
Nippon Yusen KK	1,076,000	2,836,973

		3,837,637

Professional Services–0.7%
51job, Inc. (ADR)(a)	13,206	395,256
Applus Services SA(a)	143,665	1,895,309
Bureau Veritas SA	289,374	6,395,442
Capita PLC	522,360	9,833,640
Intertek Group PLC	178,180	7,551,185
Robert Half International, Inc.	19,250	943,250
Teleperformance	9,850	609,206

		27,623,288

Road & Rail–1.1%
Central Japan Railway Co.	20,600	2,778,707
ComfortDelGro Corp., Ltd.	304,000	571,043
Con-way, Inc.	12,670	601,825
Genesee & Wyoming, Inc.–Class A(a)	8,934	851,500
Globaltrans Investment PLC (Sponsored GDR)(e)	30,501	256,208
Localiza Rent a Car SA	10,525	152,602
Ryder System, Inc.	8,850	796,235
Union Pacific Corp.	329,000	35,670,180

		41,678,300

Trading Companies & Distributors–0.2%
Brenntag AG	46,080	2,255,348
Bunzl PLC	21,393	556,636
Mitsubishi Corp.	132,800	2,719,776
MSC Industrial Direct Co., Inc.–Class A	7,470	638,386
United Rentals, Inc.(a)	7,197	799,587
WESCO International, Inc.(a)	7,840	613,559

		7,583,292

		274,371,600

Consumer Staples–6.7%
Beverages–1.5%
Anheuser-Busch InBev NV	16,410	1,819,834
Asahi Group Holdings Ltd.	42,900	1,240,932
Britvic PLC	129,203	1,394,631
Carlsberg A/S–Class B	21,970	1,951,213
Diageo PLC	41,850	1,207,043
Dr Pepper Snapple Group, Inc.	220,700	14,193,217
Heineken NV	24,460	1,826,771
Monster Beverage Corp.(a)	266,400	24,420,888
PepsiCo, Inc.	94,200	8,769,078

		56,823,607

Food & Staples Retailing–2.2%
7-Eleven Malaysia Holdings Bhd(a)	369,470	201,601
Company	Shares	U.S. $ Value

Alimentation Couche-Tard, Inc.–Class B	63,900	$2,043,180
Axfood AB	6,970	360,670
Bizim Toptan Satis Magazalari AS	10,622	86,571
Costco Wholesale Corp.(d)	144,500	18,108,740
CVS Health Corp.	348,200	27,713,238
Jean Coutu Group PJC, Inc. (The)–Class A	32,090	672,774
Koninklijke Ahold NV	298,095	4,821,884
Kroger Co. (The)	455,200	23,670,400
Lenta Ltd. (GDR)(a)(e)	86,909	1,016,835
Lenta Ltd. (GDR)(a)(e)	66,238	706,760
Magnit OJSC (Sponsored GDR)(e)	22,828	1,318,545
Olam International Ltd.	1,670,183	3,067,670
Sprouts Farmers Market, Inc.(a)	22,253	646,895
Sugi Holdings Co., Ltd.	13,900	583,703
Tsuruha Holdings, Inc.	17,800	990,084
Wal-Mart de Mexico SAB de CV	247,270	622,294
X5 Retail Group NV (GDR)(a)(e)	30,560	563,832

		87,195,676

Food Products–0.9%
Dean Foods Co.	53,510	709,008
Gruma SAB de CV–Class B(a)	28,350	303,543
JBS SA	80,200	299,798
Keurig Green Mountain, Inc.	5,596	728,207
Mead Johnson Nutrition Co.–Class A	299,800	28,846,756
MHP SA (GDR)(e)	15,000	178,500
Nestle SA	31,720	2,331,134
Unilever PLC	18,851	789,063
WH Group Ltd.(a)(e)	337,500	277,307

		34,463,316

Household Products–0.1%
Henkel AG & Co. KGaA	12,953	1,207,913
Reckitt Benckiser Group PLC	38,112	3,295,073

		4,502,986

Personal Products–0.4%
Estee Lauder Cos., Inc. (The)–Class A	204,300	15,265,296
Kao Corp.	52,100	2,033,080

		17,298,376

Tobacco–1.6%
Altria Group, Inc.	350,900	16,120,346
British American Tobacco PLC	200,179	11,280,200
Imperial Tobacco Group PLC	90,180	3,882,784
Japan Tobacco, Inc.	276,700	8,991,485
Lorillard, Inc.	115,000	6,889,650
Philip Morris International, Inc.	184,900	15,420,660

		62,585,125

		262,869,086

Energy–4.6%
Energy Equipment & Services–1.1%
Akastor ASA	160,110	644,677
Aker Solutions ASA(a)(e)	160,110	1,594,932
FMC Technologies, Inc.(a)	7,373	400,428

30	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Halliburton Co.	297,200	$19,172,372
Oceaneering International, Inc.	9,520	620,419
Pason Systems, Inc.	22,000	615,045
Schlumberger Ltd.(d)	184,900	18,802,481
Superior Energy Services, Inc.	19,400	637,678

		42,488,032

Oil, Gas & Consumable Fuels–3.5%
BG Group PLC	182,806	3,374,752
Bill Barrett Corp.(a)	35,100	773,604
China Petroleum & Chemical Corp.–Class H	1,526,400	1,335,054
Concho Resources, Inc.(a)	3,260	408,771
EOG Resources, Inc.	165,600	16,397,712
Gazprom OAO (Sponsored ADR)	219,740	1,533,785
Hess Corp.	468,400	44,179,488
JX Holdings, Inc.	1,287,200	5,934,969
KazMunaiGas Exploration Production JSC (GDR)(e)	18,690	327,075
LUKOIL OAO (London) (Sponsored ADR)	35,210	1,792,189
Murphy Oil Corp.	157,100	8,940,561
NovaTek OAO (Sponsored GDR)(e)	2,830	294,832
Oasis Petroleum, Inc.(a)	12,550	524,716
Occidental Petroleum Corp.	358,500	34,469,775
Petroleo Brasileiro SA (Sponsored ADR)	99,432	1,480,542
Petronet LNG Ltd.	173,062	528,472
Rosetta Resources, Inc.(a)	15,760	702,266
Royal Dutch Shell PLC–Class B	34,700	1,371,829
SM Energy Co.	7,240	564,720
Statoil ASA	51,590	1,404,578
Total SA	108,220	7,007,688
Valero Energy Corp.	76,200	3,525,774

		136,873,152

		179,361,184

Materials–3.6%
Chemicals–2.8%
A Schulman, Inc.	10,990	397,398
Arkema SA	39,480	2,645,530
Chr Hansen Holding A/S	59,870	2,311,182
Denki Kagaku Kogyo KK	416,000	1,363,768
Dow Chemical Co. (The)	322,200	16,896,168
Essentra PLC	521,856	6,725,403
Givaudan SA(a)	1,260	2,008,438
Huntsman Corp.	22,860	594,131
Hyosung Corp.	7,120	509,835
IMCD Group NV(a)	21,689	622,673
JSR Corp.	250,700	4,375,178
Koninklijke DSM NV	62,121	3,830,288
LyondellBasell Industries NV–Class A	189,400	20,580,204
Mitsubishi Gas Chemical Co., Inc.	387,000	2,467,409
Monsanto Co.	154,400	17,371,544
PolyOne Corp.	24,709	879,146
Potash Corp. of Saskatchewan, Inc.	69,140	2,389,478
Sherwin-Williams Co. (The)	101,800	22,293,182
UPL Ltd.	17,780	97,517

		108,358,472

Company	Shares	U.S. $ Value

Construction Materials–0.0%
Grasim Industries Ltd.	565	$32,284
Grasim Industries Ltd. (GDR)(e)	6,029	345,754
West China Cement Ltd.	1,078,000	101,080

		479,118

Containers & Packaging–0.5%
Avery Dennison Corp.	12,690	566,609
Ball Corp.	290,400	18,373,608
Graphic Packaging Holding Co.(a)	36,740	456,678

		19,396,895

Metals & Mining–0.2%
Dowa Holdings Co., Ltd.	204,000	1,699,931
KGHM Polska Miedz SA	2,910	110,841
MMC Norilsk Nickel OJSC (ADR)	75,790	1,413,483
Rio Tinto PLC	76,980	3,772,008
Steel Dynamics, Inc.	33,270	752,235
Tata Steel Ltd.	62,390	460,617
Ternium SA (Sponsored ADR)	12,800	307,840

		8,516,955

Paper & Forest Products–0.1%
Mondi PLC	144,100	2,350,062
Nine Dragons Paper Holdings Ltd.	445,000	319,240
Sappi Ltd.(a)	179,195	702,907

		3,372,209

		140,123,649

Telecommunication Services–1.6%
Diversified Telecommunication Services–1.3%
Bezeq The Israeli Telecommunication Corp., Ltd.	685,043	1,182,538
Nippon Telegraph & Telephone Corp.	81,200	5,035,560
Orange SA	409,200	6,106,331
Singapore Telecommunications Ltd.	395,000	1,185,416
Swisscom AG	5,040	2,856,837
Telekomunikasi Indonesia Persero Tbk PT	1,965,000	470,720
Telenor ASA	155,430	3,411,296
Telstra Corp., Ltd.	623,940	2,894,944
TELUS Corp.	26,730	912,679
Verizon Communications, Inc.	413,300	20,660,867
Vivendi SA(a)	93,067	2,247,362
Ziggo NV(a)	41,250	1,931,788

		48,896,338

Wireless Telecommunication Services–0.3%
China Mobile Ltd.	350,000	4,091,309
SK Telecom Co., Ltd.	2,380	654,720
StarHub Ltd.	162,000	522,869
Tower Bersama Infrastructure Tbk PT	1,314,500	864,394
Turkcell Iletisim Hizmetleri AS(a)	139,460	729,036
Vodafone Group PLC	1,799,856	5,930,927

		12,793,255

		61,689,593

2014 Annual Report	31

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Utilities–1.1%
Electric Utilities–0.4%
American Electric Power Co., Inc.	130,900	$6,834,289
EDP–Energias de Portugal SA	1,071,580	4,672,788
Elia System Operator SA/NV	12,550	602,744
Light SA	37,800	319,356
PNM Resources, Inc.	28,210	702,711
Power Assets Holdings Ltd.	274,000	2,425,337
Westar Energy, Inc.	21,090	719,591

		16,276,816

Gas Utilities–0.1%
Atmos Energy Corp.	12,950	617,715
Southwest Gas Corp.	15,830	769,021
UGI Corp.	25,830	880,545

		2,267,281

Independent Power and Renewable Electricity Producers–0.0%
Huadian Power International Corp. Ltd.–Class H	390,000	271,876

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC	251,821	2,203,395
China Resources Power Holdings Co., Ltd.	150,000	404,153
NTPC Ltd.	215,110	483,027

		3,090,575

Multi-Utilities–0.5%
DTE Energy Co.	240,500	18,297,240

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	73,900	597,178
Cia de Saneamento de Minas Gerais-COPASA	44,700	566,113

		1,163,291

		41,367,079

Total Common Stocks (cost $2,310,660,429)		2,847,592,462

INVESTMENT COMPANIES–16.8%
Funds and Investment Trusts–16.8%
iShares MSCI EAFE ETF	1,077,667	69,100,008
SPDR S&P 500 ETF Trust	2,993,191	589,718,491

Total Investment Companies (cost $670,754,250)		658,818,499

WARRANTS–0.2%
Financials–0.2%
Banks–0.1%
Abu Dhabi Commercial Bank PJSC, Deutsche Bank AG, expiring 2/11/19(a)	137,540	317,204
Bank Muscat SAOG, Citigroup Global Markets, expiring 2/04/16(a)	66,000	133,725
Company	Shares	U.S. $ Value

Commercial Bank of Qatar QSC (The), Deutsche Bank AG, expiring 5/26/17(a)	28,908	$557,358
First Gulf Bank PJSC, Merrill Lynch Intl & Co., expiring 8/21/15(a)	119,411	609,638
Punjab National Bank, Merrill Lynch Intl & Co., expiring 8/08/18(a)	24,770	352,680
Union Bank of India, Merrill Lynch Intl & Co., expiring 8/20/18(a)	107,971	328,141

		2,298,746

Consumer Finance–0.0%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	296,382	985,946
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(e)	57,026	861,169

		1,847,115

Real Estate Management & Development–0.1%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	799,111	2,513,133

		6,658,994

Industrials–0.0%
Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG, expiring 7/05/19(a)	197,430	386,493

Airlines–0.0%
Air Arabia PJSC, Deutsche Bank AG, expiring 7/31/17(a)	351,990	131,304

		517,797

Materials–0.0%
Chemicals–0.0%
UPL Ltd., Merrill Lynch Intl & Co., expiring 2/07/17(a)	82,800	453,745

Total Warrants (cost $4,939,409)		7,630,536

	Contracts
OPTIONS PURCHASED—PUTS–0.1%
Options on Equity Indices–0.1%
S&P 500 Index Expiration: Oct 2014, Exercise Price: $1,880.00(a)(f) (premiums paid $11,576,834)	6,326	3,416,040

32	Sanford C. Bernstein Fund, Inc.

Company	Principal Amount (000)	U.S. $ Value

CORPORATES—INVESTMENT GRADE–0.0%
Financial Institutions–0.0%
Banking–0.0%
Bank of Baroda(a)(e) (cost $601,657)	$39	$575,239

	Shares
RIGHTS–0.0%
Financials–0.0%
Real Estate Management & Development–0.0%
Country Garden Holdings Co., Ltd., expiring 10/08/14(a) (cost $0)	281,600	15,957

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–8.9%
Investment Companies–8.3%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.07%(g)(h) (cost $324,761,765)	324,761,765	$324,761,765

	Principal Amount (000)
U.S. Treasury Bills–0.6%
U.S. Treasury Bill Zero Coupon, 1/02/15(i) (cost $25,000,000)	$25,000	25,000,000

Total Short-Term Investments (cost $349,761,765)		349,761,765

Total Investments—98.8% (cost $3,348,294,344)		3,867,810,498

Other assets less liabilities—1.2%		45,349,587

Net Assets—100.0%+		$3,913,160,085

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Futures	5,820	December 2014	$235,238,171	$236,921,239	$1,683,068
FTSE 100 Index Futures	259	December 2014	28,471,465	27,735,034	(736,431)
SPI 200 Futures	73	December 2014	8,635,803	8,441,595	(194,208)
TOPIX Index Futures	2,135	December 2014	254,312,668	258,224,527	3,911,859

Sold Contracts
Hang Seng Index Futures	98	October 2014	14,810,625	14,400,536	410,089
U.S Long Bond (CBT) Futures	66	December 2014	9,173,905	9,101,813	72,092
U.S. T-Note 5 Yr (CBT) Futures	396	December 2014	46,902,766	46,830,094	72,672
U.S. T-Note 10 Yr (CBT) Futures	61	December 2014	7,640,920	7,603,078	37,842
U.S. Ultra Bond (CBT) Futures	1	December 2014	152,686	152,500	186

					$5,257,169

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	73,253	USD	97,922	11/14/14	$5,372,839
Barclays Bank PLC	GBP	45,126	USD	75,766	11/14/14	2,636,954
Barclays Bank PLC	USD	10,060	EUR	7,908	11/14/14	(68,881)
Barclays Bank PLC	USD	31,131	JPY	3,264,430	11/14/14	(1,357,519)
BNP Paribas SA	AUD	5,958	USD	5,538	11/14/14	337,552
BNP Paribas SA	GBP	4,612	USD	7,660	11/14/14	186,502
BNP Paribas SA	JPY	645,938	USD	6,251	11/14/14	360,221

2014 Annual Report	33

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	49,198	AUD	56,594	11/14/14	$202,196
BNP Paribas SA	USD	12,309	GBP	7,554	11/14/14	(67,755)
BNP Paribas SA	USD	18,293	JPY	1,996,058	11/14/14	(88,057)
BNP Paribas SA	USD	28,274	SEK	195,119	11/14/14	(1,238,142)
Brown Brothers Harriman & Co.	CAD	14,901	USD	13,556	11/14/14	264,395
Citibank, NA	USD	5,312	EUR	4,207	11/14/14	2,776
Citibank, NA	USD	20,364	EUR	14,969	11/14/14	(1,451,878)
Credit Suisse International	CAD	1,451	USD	1,325	11/14/14	30,804
Credit Suisse International	SEK	113,105	USD	15,598	11/14/14	(73,372)
Credit Suisse International	USD	17,641	GBP	10,874	11/14/14	(18,707)
Credit Suisse International	USD	8,531	NOK	53,192	11/14/14	(263,844)
Deutsche Bank AG	JPY	1,852,569	USD	18,120	11/14/14	1,223,999
Deutsche Bank AG	NOK	113,232	USD	17,646	11/14/14	47,682
Goldman Sachs Bank USA	BRL	14,775	USD	6,447	10/02/14	410,601
Goldman Sachs Bank USA	BRL	14,775	USD	6,028	10/02/14	(8,004)
Goldman Sachs Bank USA	USD	6,028	BRL	14,775	10/02/14	8,004
Goldman Sachs Bank USA	USD	6,573	BRL	14,775	10/02/14	(536,353)
Goldman Sachs Bank USA	JPY	14,196,366	USD	139,624	11/14/14	10,146,425
Goldman Sachs Bank USA	NZD	3,834	USD	3,168	11/14/14	188,033
Goldman Sachs Bank USA	USD	12,289	AUD	13,337	11/14/14	(647,475)
Goldman Sachs Bank USA	USD	1,761	KRW	1,799,506	11/14/14	(63,756)
Goldman Sachs Bank USA	USD	12,308	NOK	76,837	11/14/14	(366,259)
HSBC Bank USA	USD	2,199	KRW	2,239,157	11/14/14	(86,649)
JPMorgan Chase Bank, NA	CHF	7,134	USD	7,849	11/14/14	373,580
Morgan Stanley & Co., Inc.	AUD	5,674	USD	5,251	11/14/14	297,838
Morgan Stanley & Co., Inc.	EUR	8,479	USD	11,272	11/14/14	559,178
Morgan Stanley & Co., Inc.	USD	10,061	CHF	9,237	11/14/14	(382,072)
Morgan Stanley & Co., Inc.	USD	19,673	EUR	14,727	11/14/14	(1,066,210)
Morgan Stanley & Co., Inc.	USD	3,223	NZD	3,834	11/14/14	(243,051)
Royal Bank of Canada	USD	5,000	CHF	4,536	11/14/14	(246,934)
Royal Bank of Scotland PLC	EUR	6,963	USD	9,176	11/14/14	379,263
Royal Bank of Scotland PLC	GBP	7,258	USD	11,789	11/14/14	27,039
Royal Bank of Scotland PLC	USD	11,294	GBP	6,963	11/14/14	(9,827)
Standard Chartered Bank	GBP	7,934	USD	13,042	11/14/14	185,024
Standard Chartered Bank	HKD	229,588	USD	29,623	11/14/14	58,190
Standard Chartered Bank	KRW	5,551,177	USD	5,328	11/14/14	92,383
State Street Bank & Trust Co.	CHF	7,276	USD	8,047	11/14/14	422,749
State Street Bank & Trust Co.	JPY	1,258,274	USD	11,471	11/14/14	(5,386)
State Street Bank & Trust Co.	USD	7,055	CHF	6,379	11/14/14	(370,631)
State Street Bank & Trust Co.	USD	1,485	HKD	11,512	11/14/14	(2,840)
UBS AG	AUD	88,959	USD	82,017	11/14/14	4,366,576
UBS AG	EUR	31,319	USD	41,184	11/14/14	1,615,225
UBS AG	GBP	6,942	USD	11,647	11/14/14	397,120
UBS AG	USD	99,523	EUR	73,639	11/14/14	(6,486,370)
UBS AG	USD	18,274	GBP	10,892	11/14/14	(623,081)
UBS AG	USD	2,819	HKD	21,844	11/14/14	(5,846)

						$14,414,249

34	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA MSCI AC Far East Ex Japan Index	200,630	LIBOR Plus 0.23%	USD	69,931	11/17/14	$2,558,366
Pay Total Return on Reference Obligation
Deutsche Bank AG London iShares MSCI Emerging Markets ETF	183,177	LIBOR Minus 0.25%		8,019	10/15/15	406,373

						$2,964,739

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Non-income producing security.
(b)	Fair valued by the Adviser.
(c)	Illiquid security.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $13,661,527 or 0.3% of net assets.
(f)	One contract relates to 100 shares.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(h)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(i)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AC—All Country

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

2014 Annual Report	35

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2014

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–46.3%
Australia–0.7%
Australia Government Bond Series 128 5.75%, 7/15/22	AUD	7,340	$7,488,395

Belgium–2.1%
Belgium Government Bond Series 67 3.00%, 9/28/19(a)	EUR	3,985	5,706,051
Series 68 2.25%, 6/22/23(a)		11,270	15,672,556
Series 71 3.75%, 6/22/45(a)		1,240	2,021,018

			23,399,625

Canada–0.7%
Canadian Government Bond 1.25%, 2/01/16	CAD	8,225	7,363,613

Denmark–1.0%
Denmark Government Bond 4.00%, 11/15/17	DKK	57,360	10,940,985

France–2.7%
France Government Bond OAT 1.75%, 11/25/24	EUR	6,100	8,042,486
3.50%, 4/25/20		11,510	17,013,890
4.50%, 4/25/41		1,780	3,253,733
French Treasury Note BTAN 2.50%, 7/25/16		1,195	1,578,171

			29,888,280

Germany–1.5%
Bundesobligation Series 158 1.75%, 10/09/15		6,735	8,663,848
Bundesrepublik Deutschland 2.50%, 7/04/44		3,253	4,719,708
3.00%, 7/04/20		2,274	3,325,406

			16,708,962

Ireland–0.6%
Ireland Government Bond 5.40%, 3/13/25		4,065	6,839,401

Italy–4.4%
Italy Buoni Poliennali Del Tesoro 3.50%, 11/01/17		959	1,316,513
3.75%, 3/01/21–5/01/21		5,060	7,259,660
4.00%, 9/01/20		271	394,184
4.25%, 9/01/19		7,460	10,871,609
4.50%, 2/01/20(a)		2,650	3,923,746
4.50%, 3/01/24		2,425	3,645,798
4.75%, 9/01/44(a)		815	1,236,550
5.00%, 3/01/22		4,170	6,417,005
	Principal Amount (000)		U.S. $ Value

5.00%, 9/01/40(a)	EUR	1,740	$2,726,828
5.50%, 11/01/22		6,860	10,903,093

			48,694,986

Japan–5.2%
Japan Government Ten Year Bond Series 301 1.50%, 6/20/19	JPY	872,100	8,450,246
Series 332 0.60%, 12/20/23		624,700	5,766,657
Japan Government Thirty Year Bond Series 30 2.30%, 3/20/39		91,800	971,501
Series 36 2.00%, 3/20/42		628,950	6,275,204
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		585,300	6,210,104
Series 128 1.90%, 6/20/31		410,950	4,213,913
Series 143 1.60%, 3/20/33		286,350	2,768,523
Series 144 1.50%, 3/20/33		965,100	9,185,992
Series 76 1.90%, 3/20/25		1,427,600	14,785,648

			58,627,788

Mexico–1.0%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	67,238	5,484,379
Series M 10 8.50%, 12/13/18		72,500	6,092,775

			11,577,154

Netherlands–4.0%
Netherlands Government Bond 1.25%, 1/15/19(a)	EUR	6,020	7,958,666
2.25%, 7/15/22(a)		658	924,295
2.50%, 1/15/33(a)		4,060	5,781,444
3.25%, 7/15/21(a)		13,580	20,191,874
3.75%, 1/15/23		2,604	4,053,146
4.00%, 7/15/18(a)		3,905	5,664,251

			44,573,676

New Zealand–2.4%
New Zealand Government Bond Series 1217 6.00%, 12/15/17(a)	NZD	5,975	4,956,000
Series 319 5.00%, 3/15/19(a)		23,280	18,919,916
Series 423 5.50%, 4/15/23(a)		3,545	3,032,687

			26,908,603

Poland–0.3%
Poland Government Bond Series 1021 5.75%, 10/25/21	PLN	10,500	3,773,346

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Singapore–0.3%
Singapore Government Bond 3.375%, 9/01/33	SGD	4,255	$3,535,185

South Africa–0.5%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	40,075	3,649,346
Series R213 7.00%, 2/28/31		25,640	1,929,349

			5,578,695

Spain–0.9%
Spain Government Bond 4.00%, 4/30/20	EUR	2,947	4,306,641
5.15%, 10/31/44(a)		3,705	6,100,751

			10,407,392

Sweden–0.2%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	17,150	2,780,353

United Kingdom–7.5%
United Kingdom Gilt 1.75%, 7/22/19–9/07/22(a)	GBP	13,450	21,626,215
2.25%, 9/07/23(a)		10,938	17,643,303
3.75%, 9/07/19(a)		8,687	15,409,825
4.25%, 6/07/32–12/07/46(a)		10,157	20,107,962
4.50%, 12/07/42(a)		420	871,333
5.00%, 3/07/18(a)		4,375	7,948,388

			83,607,026

United States–10.3%
U.S. Treasury Bonds 2.875%, 5/15/43	U.S.$	2,165	2,027,997
3.125%, 11/15/41–8/15/44		15,105	14,925,862
3.625%, 8/15/43		6,620	7,155,810
U.S. Treasury Notes 0.25%, 7/31/15		29,510	29,551,491
0.625%, 8/15/16		11,015	11,030,917
1.50%, 6/30/16		22,290	22,684,421
2.75%, 2/15/24		1,720	1,760,447
4.50%, 5/15/17		24,434	26,686,522

			115,823,467

Total Governments—Treasuries (cost $527,943,638)			518,516,932

		Shares
INVESTMENT COMPANIES–23.2%
Funds and Investment Trusts–23.2%
iShares MSCI EAFE ETF		82,414	5,284,386
AllianceBernstein Pooling Portfolio–Multi-Asset Real Return Portfolio(b)		3,843,914	32,019,800
SPDR S&P 500 ETF Trust		1,126,364	221,916,235

Total Investment Companies (cost $252,489,302)			259,220,421

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–4.5%
Mexico–0.3%
Mexican Udibonos Series S 5.00%, 6/16/16	MXN	44,925	$3,627,353

United Kingdom–0.9%
United Kingdom Gilt Inflation Linked Series 8MO 7.77%, 7/26/16(a)(c)	GBP	1,755	9,504,687

United States–3.3%
U.S. Treasury Inflation Index 0.125%, 4/15/19	U.S.$	36,879	36,968,294

Total Inflation-Linked Securities (cost $51,055,053)			50,100,334

CORPORATES—INVESTMENT GRADE–4.4%
Industrial–2.3%
Basic–0.1%
Air Products & Chemicals, Inc. 2.75%, 2/03/23		1,400	1,350,455
EI du Pont de Nemours & Co. 3.25%, 1/15/15		250	252,072

			1,602,527

Capital Goods–0.1%
General Dynamics Corp. 3.875%, 7/15/21		1,525	1,626,658

Communications—Media–0.2%
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(a)		1,850	1,825,515

Communications—Telecommunications–0.4%
Verizon Communications, Inc.
3.85%, 11/01/42		850	742,259
4.60%, 4/01/21		1,354	1,474,073
Vodafone Group PLC 2.50%, 9/26/22		1,930	1,785,414

			4,001,746

Consumer Cyclical—Automotive–0.3%
Nissan Motor Acceptance Corp. 2.35%, 3/04/19(a)		1,840	1,838,326
Toyota Motor Credit Corp. 3.30%, 1/12/22		1,785	1,840,024

			3,678,350

Consumer Non-Cyclical–0.2%
Baxter International, Inc. 4.25%, 3/15/20		257	276,903
Novartis Capital Corp. 2.90%, 4/24/15		255	258,492
Philip Morris International, Inc. 2.50%, 8/22/22		1,940	1,852,809

			2,388,204

2014 Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Energy–0.5%
BP Capital Markets PLC 3.245%, 5/06/22	U.S.$	1,885	$1,870,819
ConocoPhillips 4.60%, 1/15/15		235	237,720
Occidental Petroleum Corp. 1.50%, 2/15/18		1,712	1,698,004
Schlumberger Norge AS 4.20%, 1/15/21(a)		745	810,159
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(a)		506	550,255

			5,166,957

Technology–0.5%
Baidu, Inc. 2.75%, 6/09/19		538	534,216
3.25%, 8/06/18		229	235,776
EMC Corp./MA 3.375%, 6/01/23		1,835	1,800,726
Hewlett-Packard Co. 2.75%, 1/14/19		147	149,301
3.75%, 12/01/20		853	884,440
Oracle Corp. 5.75%, 4/15/18		230	260,813
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		1,164	1,176,583

			5,041,855

			25,331,812

Financial Institutions–1.9%
Banking–1.8%
BNP Paribas SA
2.375%, 9/14/17	.	1,935	1,968,253
Branch Banking & Trust Co. 2.85%, 4/01/21		1,845	1,833,843
Compass Bank 2.75%, 9/29/19		786	783,903
Fifth Third Bancorp 2.30%, 3/01/19		786	783,640
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		1,830	2,081,030
HSBC Holdings PLC 4.00%, 3/30/22		1,850	1,946,910
Lloyds Bank PLC 2.30%, 11/27/18		1,879	1,883,286
4.20%, 3/28/17		405	433,087
Mizuho Bank Ltd. 2.45%, 4/16/19(a)		1,855	1,854,236
Murray Street Investment Trust I 4.647%, 3/09/17		182	194,806
Nordea Bank AB 3.125%, 3/20/17(a)		1,821	1,898,962
Standard Chartered Bank Hong Kong Ltd. 5.875%, 6/24/20(a)		1,311	1,453,516
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23		934	922,624
	Principal Amount (000)		U.S. $ Value

Wells Fargo & Co. 4.125%, 8/15/23	U.S.$	1,815	$1,876,570

			19,914,666

Insurance–0.1%
Reliance Standard Life Global Funding II 2.50%, 4/24/19(a)		1,860	1,811,963

			21,726,629

Non Corporate Sectors–0.1%
Agencies—Not Government Guaranteed–0.1%
CNOOC Nexen Finance 2014 ULC 4.25%, 4/30/24		1,159	1,174,661

Utility–0.1%
Electric–0.1%
Southern California Edison Co. 3.875%, 6/01/21		632	681,065

Total Corporates—Investment Grade (cost $48,253,118)			48,914,167

GOVERNMENTS—SOVEREIGN AGENCIES–3.9%
Canada–0.2%
Canada Housing Trust No 1 4.10%, 12/15/18(a)	CAD	2,340	2,287,222

France–0.3%
Dexia Credit Local 1.50%, 10/07/17(a)	U.S.$	1,785	1,783,287
Dexia Credit Local SA/New York, NY
1.25%, 10/18/16(a)		969	975,517

			2,758,804

Germany–0.9%
Kreditanstalt fuer Wiederaufbau 2.05%, 2/16/26		828,000	8,756,922
Landwirtschaftliche Rentenbank 3.75%, 2/11/16(a)	EUR	1,201	1,594,253

			10,351,175

Japan–2.1%
Development Bank of Japan, Inc. 2.30%, 3/19/26	JPY	840,000	9,016,449
Japan Finance Organization for Municipalities 1.90%, 6/22/18		1,500,000	14,589,396

			23,605,845

Qatar–0.0%
Ooredoo International Finance Ltd. 3.875%, 1/31/28(a)	U.S.$	480	451,200

United Arab Emirates–0.2%
Abu Dhabi National Energy Co. 3.875%, 5/06/24(a)		1,860	1,837,180

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			U.S. $ Value

United Kingdom–0.2%
Network Rail Infrastructure Finance PLC 4.40%, 3/06/16		CAD	2,760	$2,564,740

Total Governments—Sovereign Agencies (cost $53,626,359)				43,856,166

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.8%
Non-Agency Fixed Rate CMBS–1.3%
BHMS Mortgage Trust Series 2014-ATLS, Class AFX
3.601%, 7/05/33(a)		U.S.$	1,895	1,884,081
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A
5.974%, 3/15/49			1,631	1,725,527
Commercial Mortgage Loan Trust Series 2008-LS1, Class A1A
6.241%, 12/10/49			2,563	2,832,949
Commercial Mortgage Pass-Through Certificates Series 2013-CR6, Class A2
2.122%, 3/10/46			3,670	3,697,081
GS Mortgage Securities Trust Series 2013-G1, Class A2
3.557%, 4/10/31(a)(c)			1,094	1,070,367
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A
5.166%, 12/12/49			2,042	2,178,816
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4
3.091%, 8/10/49			574	569,273
Series 2012-C4, Class A5
2.85%, 12/10/45			1,150	1,117,657

				15,075,751

Non-Agency Floating Rate CMBS–0.5%
Commercial Mortgage Pass-Through Certificates Series 2014-KYO, Class A 1.054%, 6/11/27(a)(d)			1,406	1,407,546
Series 2014-SAVA, Class A 1.304%, 6/15/34(a)(d)			1,192	1,191,988
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.074%, 6/15/29(a)(d)			1,876	1,874,824
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.204%, 4/15/32(a)(d)			784	783,500

				5,257,858

Total Commercial Mortgage—Backed Securities (cost $20,822,832)				20,333,609

	Principal Amount (000)			U.S. $ Value

AGENCIES–1.6%
Agency Debentures–1.5%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19	U.S.$		6,750	$6,729,541
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			11,270	9,879,485

				16,609,026

Agency Subordinated–0.1%
Federal National Mortgage Association Zero Coupon, 10/09/19			1,530	1,357,009

Total Agencies (cost $17,127,625)				17,966,035

COLLATERALIZED MORTGAGE OBLIGATIONS–1.0%
GSE Risk Share Floating Rate–0.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M1 1.155%, 2/25/24(d)			1,897	1,882,657
Structured Agency Credit Risk Debt Notes Series 2014-DN2, Class M1 1.005%, 4/25/24(d)			1,682	1,665,555
Series 2014-HQ1, Class M1 1.807%, 8/25/24(d)			1,883	1,887,174
Series 2014-HQ2, Class M1 1.604%, 9/25/24(d)			2,580	2,574,811

				8,010,197

Non-Agency Fixed Rate–0.3%
Sequoia Mortgage Trust Series 2013-6, Class A1 2.50%, 5/25/43			3,452	3,178,142

Total Collateralized Mortgage Obligations (cost $11,476,466)				11,188,339

QUASI-SOVEREIGNS–0.8%
Quasi-Sovereign Bonds–0.8%
Chile–0.2%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)			1,803	1,869,639

China–0.3%
CNOOC Curtis Funding No. 1 Pty Ltd. 4.50%, 10/03/23(a)			497	514,799
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(a)			1,800	1,845,855
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)			1,651	1,692,714

				4,053,368

2014 Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

South Korea–0.1%
Korea Development Bank (The) 3.25%, 3/09/16	U.S.$		1,229	$1,265,772

United Arab Emirates–0.2%
MDC-GMTN B.V. 3.25%, 4/28/22(a)			1,850	1,856,493

Total Quasi-Sovereigns (cost $8,805,899)				9,045,272

COVERED BONDS–0.6%
Australia–0.3%
National Australia Bank Ltd. 2.00%, 2/22/19(a)			3,645	3,632,874

Canada–0.2%
Bank of Nova Scotia (The) 1.75%, 3/22/17(a)			1,800	1,825,085

Spain–0.1%
CaixaBank SA 3.00%, 3/22/18		EUR	500	687,314

Total Covered Bonds (cost $6,165,643)				6,145,273

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.5%
Canada–0.5%
Province of British Columbia 3.25%, 12/18/21		CAD	3,237	3,048,234
Province of Manitoba Canada 3.85%, 12/01/21			2,950	2,865,026

Total Local Governments—Provincial Bonds (cost $6,317,862)				5,913,260

Company			Contracts	U.S. $ Value

OPTIONS PURCHASED—PUTS–0.0%
Options on Equity Indices–0.0%
S&P 500 Index Expiration: Oct 2014, Exercise Price: $ 1,880.00(e)(f) (premiums paid $1,235,277)			675	$364,500

			Shares
SHORT-TERM INVESTMENTS–9.7%
Investment Companies–9.2%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.07%(b)(g) (cost $103,183,714)			103,183,714	103,183,714

	Principal Amount (000)
U.S. Treasury Bills–0.5%
U.S. Treasury Bill
Zero Coupon, 10/16/14(h) (cost $4,999,969)	U.S.$		5,000	4,999,969

Total Short-Term Investments (cost $108,183,683)				108,183,683

Total Investments—98.3% (cost $1,113,502,757)				1,099,747,991

Other assets less liabilities—1.7%				19,303,312

Net Assets—100.0%+				$1,119,051,303

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro BUXL 30 Yr Bond Futures	15	December 2014	$2,670,617	$2,697,876	$27,259
Euro STOXX 50 Futures	997	December 2014	40,263,494	40,585,992	322,498
FTSE 100 Index Futures	99	December 2014	10,843,304	10,601,422	(241,882)
Long GILT Futures	14	December 2014	2,563,093	2,567,837	4,744
S&P 500 Emini Futures	287	December 2014	28,527,121	28,204,925	(322,196)
SPI 200 Futures	32	December 2014	3,809,762	3,700,425	(109,337)
TOPIX Index Futures	287	December 2014	34,137,536	34,712,149	574,613

Sold Contracts
10 Yr Japan Bond (OSE) Futures	83	December 2014	110,218,147	110,368,999	(150,852)
Hang Seng Index Futures	25	October 2014	3,796,451	3,673,606	122,845
U.S. T-Note 2 Yr (CBT) Futures	3	December 2014	656,527	656,531	(4)
U.S. T-Note 5 Yr (CBT) Futures	246	December 2014	29,127,115	29,091,422	35,693
U.S. T-Note 10 Yr (CBT) Futures	246	December 2014	30,713,574	30,661,594	51,980

					$315,361

40	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	8,095	USD	10,821	11/14/14	$593,739
Barclays Bank PLC	GBP	4,820	USD	8,093	11/14/14	281,658
BNP Paribas SA	GBP	733	USD	1,214	10/14/14	26,375
BNP Paribas SA	USD	1,351	GBP	829	10/14/14	(7,409)
BNP Paribas SA	ZAR	61,789	USD	5,506	10/15/14	41,148
BNP Paribas SA	SEK	17,834	USD	2,547	10/22/14	75,316
BNP Paribas SA	AUD	8,728	USD	7,959	10/24/14	329,222
BNP Paribas SA	USD	4,863	AUD	5,594	11/14/14	19,986
Brown Brothers Harriman & Co.	JPY	10,023,197	USD	95,617	10/17/14	4,218,277
Citibank, NA	EUR	900	USD	1,197	11/14/14	59,673
Credit Suisse International	GBP	50,766	USD	84,361	10/14/14	2,070,180
Deutsche Bank AG	EUR	1,969	USD	2,598	10/16/14	111,231
Deutsche Bank AG	JPY	229,529	USD	2,245	11/14/14	151,651
Goldman Sachs Bank USA	CAD	19,676	USD	17,930	10/10/14	364,612
Goldman Sachs Bank USA	JPY	185,375	USD	1,823	11/14/14	132,491
Goldman Sachs Bank USA	USD	3,543	AUD	3,845	11/14/14	(186,664)
HSBC Bank USA	NZD	33,842	USD	27,502	10/31/14	1,159,368
JPMorgan Chase Bank, NA	EUR	133,464	USD	176,071	10/16/14	7,484,351
Morgan Stanley & Co., Inc.	MXN	206,113	USD	15,706	10/16/14	373,989
Royal Bank of Scotland PLC	USD	1,521	GBP	938	11/14/14	(1,324)
Standard Chartered Bank	SGD	4,415	USD	3,488	10/17/14	27,683
State Street Bank & Trust Co.	GBP	629	USD	1,022	10/14/14	1,292
State Street Bank & Trust Co.	EUR	4,302	USD	5,628	10/16/14	194,866
State Street Bank & Trust Co.	DKK	65,543	USD	11,565	10/22/14	442,739
State Street Bank & Trust Co.	PLN	11,653	USD	3,584	11/07/14	70,428
State Street Bank & Trust Co.	CAD	29	USD	26	11/14/14	509
State Street Bank & Trust Co.	JPY	146,077	USD	1,332	11/14/14	(625)
State Street Bank & Trust Co.	USD	3,963	CHF	3,583	11/14/14	(208,179)
State Street Bank & Trust Co.	USD	1,185	EUR	939	11/14/14	1,083
UBS AG	GBP	5,750	USD	9,614	10/14/14	293,256
UBS AG	EUR	4,393	USD	5,584	10/16/14	34,513
UBS AG	AUD	9,690	USD	8,934	11/14/14	475,636
UBS AG	USD	12,157	EUR	8,995	11/14/14	(792,310)
UBS AG	USD	9,224	GBP	5,498	11/14/14	(314,515)

						$17,524,246

TOTAL RETURN SWAPS (See Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MSCI AC Far East Ex Japan Index	23,866	LIBOR Plus 0.28%	9,039	10/15/14	$(384,775)
MSCI AC Far East Ex Japan Index	33,910	LIBOR Plus 0.23%	12,843	11/17/14	(546,461)
SPDR S&P 500 ETF Trust	57,466	LIBOR Plus 0.27%	11,437	6/15/15	(116,681)

2014 Annual Report	41

Schedule of Investments (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
SPDR S&P 500 ETF Trust	2,275	LIBOR Plus 0.27%	453	6/15/15	$(4,619)
Citibank, NA
MSCI Daily TR Net EAFE	4,408	LIBOR Plus 0.05%	22,837	5/06/15	(581,268)
Goldman Sachs International
Russell 2000 Total Return Index	846	LIBOR Minus 0.60%	4,626	2/26/15	(242,796)
Standard and Poor’s Midcap 400 Index	195	LIBOR Plus 0.07%	391	2/26/15	(15,774)
Standard and Poor’s Midcap 400 Index	2,960	LIBOR Plus 0.14%	5,884	3/16/15	(183,813)

					$(2,076,187)

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $241,526,285 or 21.6% of net assets.
(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(c)	Variable rate coupon, rate shown as of September 30, 2014.
(d)	Floating Rate Security. Stated interest rate was in effect at September 30, 2014.
(e)	Non-income producing security.
(f)	One contract relates to 100 shares.
(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

AC—All Country

BTAN—Bon à Taux Annuel Normalisé

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GSE—Government-Sponsored Enterprise

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

See notes to financial statements.

42	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–65.7%
Long-Term Municipal Bonds–65.2%
Alabama–0.4%
Alabama Public School & College Authority Series 2010A 5.00%, 5/01/19	$3,255	$3,802,751
Birmingham Water Works Board Series 2010A 5.00%, 1/01/24	3,650	4,229,255

		8,032,006

Arizona–3.5%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010C 5.00%, 7/01/24	5,305	6,148,813
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/23–7/01/24	6,585	7,689,826
AGM Series 2010 5.00%, 7/01/18–7/01/19	10,035	11,633,796
Maricopa County Community College District Series 2012 4.00%, 7/01/16	8,440	8,969,104
Pima County Regional Transportation Authority Series 2014 5.00%, 6/01/22	1,685	2,031,739
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	23,120	27,606,436

		64,079,714

California–1.1%
California Econ Recovery Series 2009A 5.25%, 7/01/21	7,255	8,587,598
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,171,411
Series 2010C 5.00%, 5/01/19	730	854,618
NATL Series 2006-32F 5.25%, 5/01/18	680	784,693
	Principal Amount (000)	U.S. $ Value

State of California Series 2014 5.00%, 10/01/29(a)	$50	$59,102
State of California Department of Water Resources PWR Series 2010L 5.00%, 5/01/17	7,675	8,568,984

		20,026,406

Colorado–1.6%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	300	342,654
Series 2011A 5.50%, 11/15/19	4,375	5,231,362
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2011A 5.25%, 11/15/18	13,135	15,271,014
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2010B-1 5.00%, 12/01/20	2,875	2,994,083
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/19	1,000	1,096,940
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/20	2,000	2,258,400
5.125%, 1/15/23	2,000	2,184,040

		29,378,493

Connecticut–0.4%
State of Connecticut Series 2014C 5.00%, 6/15/22	5,620	6,746,473

District of Columbia–0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/17–10/01/18	9,895	11,290,240

Florida–6.9%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/20	7,250	8,532,235
Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	5,375	5,771,782
5.25%, 6/01/17	2,855	3,183,211
Series 2012A 5.00%, 6/01/22	7,660	8,975,758
Series 2012A-1 5.00%, 6/01/21	10,490	12,321,659
NATL Series 2007A 5.00%, 3/01/15	80	81,567

2014 Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

City of Jacksonville FL (City of Jacksonville FL Lease) Series 2010A-1 5.00%, 10/01/18–10/01/19	$15,170	$17,630,035
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/21	2,500	2,989,075
County of Broward FL Half-Cent Sales Tax Revenue
Series 2010A
5.00%, 10/01/18–10/01/20	8,235	9,617,975
County of Lee FL Airport Revenue (Southwest Florida Intl Airport)
Series 2011A
5.625%, 10/01/26	2,470	2,898,002
AGM Series 2010A
5.50%, 10/01/18–10/01/19	7,425	8,644,830
County of Orange FL (County of Orange FL Public Svc Tax)
Series 2013
4.00%, 10/01/15	4,910	5,097,267
5.00%, 10/01/16	2,650	2,889,693
Florida State Board of Education (State of Florida)
Series 2013A
5.00%, 6/01/16	22,515	24,251,357
Florida State Hurricane Catastrophe Fund Finance Corp.
Series 2010A
5.00%, 7/01/16 (Pre-refunded/ETM)	5,430	5,865,703
Martin County Industrial Development Authority (Indiantown Cogeneration LP)
Series 2013
4.20%, 12/15/25	2,640	2,674,610
State of Florida Lottery Revenue
Series 2010C
5.00%, 7/01/16	300	324,183
Series 2010D
5.00%, 7/01/16	2,170	2,344,924

		124,093,866

Georgia–0.7%
Municipal Electric Authority of Georgia
Series 2011A
5.00%, 1/01/20–1/01/21	8,880	10,437,252
Richmond County Board of Education
Series 2012
5.00%, 10/01/15	1,615	1,692,472

		12,129,724

Hawaii–1.0%
City & County of Honolulu HI
Series 2011A
5.00%, 8/01/24	5,800	6,897,012
	Principal Amount (000)	U.S. $ Value

Series 2011B
5.00%, 8/01/24–8/01/25	$10,205	$12,122,143

		19,019,155

Illinois–4.4%
Chicago O’Hare International Airport
Series 2010D
5.25%, 1/01/19	2,285	2,636,022
Chicago Transit Authority (City of Chicago IL Fed Hwy Grant)
AGC Series 2008A
5.00%, 6/01/21	4,685	5,081,257
Illinois Finance Authority (Illinois Institute of Technology)
Series 2006A
5.00%, 4/01/20	1,730	1,796,415
Illinois Finance Authority (Park Place of Elmhurst)
Series 2010D-3
6.25%, 8/15/15	475	432,730
State of Illinois
Series 2010
5.00%, 1/01/18	160	176,274
Series 2013
5.00%, 7/01/21	1,345	1,499,392
Series 2013A
5.00%, 4/01/20	1,670	1,859,495
Series 2014
5.00%, 5/01/28	5,180	5,575,804
AMBAC Series 2004
5.00%, 11/01/15	6,905	7,222,423
NATL Series 2001
5.375%, 4/01/16	3,540	3,763,161
State of Illinois (State of Illinois Sales Tax)
Series 2010
5.00%, 6/15/18	9,655	11,054,299
Series 2013
4.00%, 6/15/16	3,300	3,501,630
State of Illinois Unemployment Compensation Trust Fund
Series 2012A
5.00%, 6/15/15–6/15/16	26,705	28,387,102
Series 2012B
5.00%, 6/15/19	6,105	6,307,197

		79,293,201

Kansas–0.2%
State of Kansas Department of Transportation
Series 2012C
5.00%, 9/01/20	2,745	3,283,047

Louisiana–1.0%
Orleans Parish Parishwide School District
AGM Series 2010
5.00%, 9/01/17–9/01/19	9,705	10,988,385

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

State of Louisiana Gasoline & Fuels Tax Revenue
NATL Series 2005A
5.00%, 5/01/35 (Pre-refunded/ETM)	$6,760	$6,948,469

		17,936,854

Maryland–0.4%
County of Anne Arundel MD
Series 2013
5.00%, 4/01/16	4,315	4,616,489
Washington Suburban Sanitary Commission
Series 2014
5.00%, 6/01/17	1,705	1,904,178

		6,520,667

Massachusetts–4.2%
Commonwealth of Massachusetts Series 2011A 5.00%, 4/01/25	8,750	10,447,062
Series 2013B 5.00%, 8/01/17	32,490	36,501,865
Massachusetts Bay Transportation Authority Series 2004B 5.25%, 7/01/21	5,030	6,163,158
Massachusetts Department of Transportation Series 2010B 5.00%, 1/01/18–1/01/20	7,985	9,171,451
Massachusetts Development Finance Agency (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	4,997,208
Massachusetts School Building Authority Series 2012A 5.00%, 8/15/21	5,385	6,512,619
Massachusetts Water Pollution Abatement Trust/The (Massachusetts Water Pollution Abatement Trust/The SRF) Series 2004A 5.25%, 2/01/16	2,695	2,872,762

		76,666,125

Michigan–2.2%
City of Detroit MI Water Supply System Revenue Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,395,144
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/24	10,115	11,646,714
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/22	17,180	18,508,358

		40,550,216

	Principal Amount (000)	U.S. $ Value

Minnesota–0.3%
City of Minneapolis MN Series 2012 2.00%, 12/01/14	$3,095	$3,104,749
Minneapolis Special School District No 1 COP Series 2013D 5.00%, 2/01/16	2,910	3,085,881

		6,190,630

Mississippi–1.2%
Mississippi Development Bank (Mississippi Development Bank State Lease)
Series 2010C 5.00%, 8/01/22–8/01/23	11,105	12,731,591
Series 2010D 5.00%, 8/01/23	7,530	8,623,883

		21,355,474

Missouri–0.4%
City of St Louis MO Airport Revenue (Lambert-St Louis Intl Airport) NATL Series 2005 5.50%, 7/01/16	5,980	6,483,277

Nebraska–0.4%
Omaha Public Power District Series 2011C 5.00%, 2/01/24	6,420	7,447,457

Nevada–1.0%
Clark County School District NATL Series 2005A 5.00%, 6/15/18	210	218,929
NATL Series 2005B 5.00%, 6/15/20	6,875	7,154,400
NATL Series 2006C 5.00%, 6/15/21	4,285	4,683,891
County of Clark Department of Aviation (McCarran Intl Airport) Series 2010D 5.00%, 7/01/21–7/01/22	1,010	1,163,419
State of Nevada (State of Nevada Unemployment) Series 2013 4.00%, 6/01/15	4,645	4,763,726

		17,984,365

New Jersey–3.6%
New Jersey Economic Development Authority Series 2008W 5.00%, 3/01/17 (Pre-refunded/ETM)	1,050	1,163,369
5.00%, 3/01/17	460	501,874
Series 2010DD-1 5.00%, 12/15/17	4,685	5,223,400
Series 2011EE 5.00%, 9/01/18	4,940	5,578,248
5.25%, 9/01/19	2,630	3,017,267

2014 Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

AMBAC Series 2005K 5.50%, 12/15/19	$1,880	$2,191,234
New Jersey State Turnpike Authority Series 2014C 5.00%, 1/01/21–1/01/23(a)	16,670	19,741,898
AGM Series 2005D-3 5.25%, 1/01/26	11,070	13,658,277
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/19	4,265	4,875,919
New Jersey Transportation Trust Fund Authority Series 2013A
5.00%, 6/15/18	7,500	8,423,925

		64,375,411

New Mexico–0.3%
State of New Mexico Severance Tax Permanent Fund Series 2013A 5.00%, 7/01/15	4,535	4,699,258

New York–9.1%
City of New York NY Series 2010B 5.00%, 8/01/17	6,250	7,001,125
Series 2013B 5.00%, 8/01/19	3,860	4,514,309
Series 2013H 5.00%, 8/01/25	2,510	2,991,092
Series 2014J 5.00%, 8/01/22–8/01/28	11,090	13,148,086
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/20–11/15/26	17,500	20,713,725
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	16,498,823
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/22	8,495	10,316,498
Series 2014B 5.00%, 2/01/27–11/01/29	20,280	24,107,153
Series 2014C 5.00%, 11/01/28	10,665	12,683,138
New York State Dormitory Authority Series 2012A 5.00%, 12/15/21 (Pre-refunded/ETM)	5	6,068
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/21–12/15/22	16,005	19,421,295
Series 2014C 5.00%, 3/15/27–3/15/29	26,340	31,277,414
	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2007B 5.00%, 4/01/15	$1,240	$1,269,834

		163,948,560

Ohio–0.4%
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,325,290
State of Ohio Major New State Infrastrucure Project (State of Ohio Fed Hwy Grant) Series 20121 4.00%, 12/15/15–12/15/16	3,930	4,193,240

		7,518,530

Oregon–0.4%
Oregon State Lottery Series 2011A 5.25%, 4/01/26	5,930	7,074,371

Pennsylvania–5.0%
Allegheny County Sanitary Authority Series 2013 5.00%, 12/01/24–12/01/25	7,470	8,732,564
City of Philadelphia PA Series 2011 5.25%, 8/01/17	2,285	2,555,750
City of Philadelphia PA Water & Wastewater Revenue AGM Series 2010A 5.00%, 6/15/19	2,500	2,910,425
Commonwealth of Pennsylvania Series 20092 5.00%, 4/15/16	5,190	5,558,749
Series 2010A 5.00%, 7/15/15	5,990	6,218,818
Delaware River Port Authority Series 2012 5.00%, 1/01/21	2,655	3,000,389
Montgomery County Industrial Development Authority/PA (New Regional Medical Center, Inc.) Series 2010 5.00%, 2/01/16–8/01/18	6,320	6,935,271
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/16	18,710	20,225,136
Series 2012B 5.00%, 7/01/22–7/01/23	8,415	8,927,252
Pennsylvania Intergovernmental Cooperation Authority Series 2010 5.00%, 6/15/16–6/15/17	7,000	7,769,280

46	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/25–12/01/26	$13,665	$15,605,989
State Public School Building Authority
(School District of Philadelphia State Lease) Series 2012 5.00%, 4/01/26	1,110	1,257,208

		89,696,831

Puerto Rico–0.1%
Puerto Rico Highways & Transportation Authority NATL Series 2003AA 5.50%, 7/01/17 (Pre-refunded/ETM)	825	935,591
5.50%, 7/01/17	555	577,716

		1,513,307

Texas–5.2%
City of Austin TX Water & Wastewater System Revenue
Series 2011 5.00%, 11/15/25–11/15/26	11,990	14,138,464
City of San Antonio TX Series 2010 5.00%, 2/01/23	650	756,281
Series 2014 5.00%, 2/01/21	2,000	2,402,300
City Public Service Board of San Antonio TX Series 2012B 2.00%, 12/01/27	1,765	1,797,882
Fort Bend Independent School District Series 2010 5.00%, 8/15/21	5,205	6,185,726
Hurst-Euless-Bedford Independent School District Series 2011 5.00%, 8/15/20–8/15/24	10,525	12,423,990
Texas A&M University Series 2005B 5.00%, 5/15/15	2,985	3,074,580
Series 2013B 4.00%, 5/15/15	12,105	12,395,157
5.00%, 5/15/16	11,065	11,901,182
Texas Public Finance Authority
(State of Texas Unemployment) Series 2014B 4.00%, 1/01/18	16,210	17,223,287
University of Texas System/The Series 2010A 5.00%, 8/15/22	9,755	11,531,093

		93,829,942

Virginia–1.0%
County of Arlington VA Series 2013A 4.00%, 8/01/15	4,600	4,747,246
	Principal Amount (000)	U.S. $ Value

Virginia College Building Authority (Virginia College Building Authority State Lease)
5.00%, 2/01/22	$3,020	$3,636,895
Series 20122 5.00%, 9/01/16	2,835	3,084,735
Virginia Resources Authority (Virginia Pooled Financing Program Infrastructure)
Series 2012A 5.00%, 11/01/15–11/01/16	6,565	6,971,500

		18,440,376

Washington–4.6%
Chelan County Public Utility District No 1
Series 2011A 5.25%, 7/01/22	7,835	9,164,364
Series 2011B 5.50%, 7/01/23	5,540	6,531,494
City of Seattle WA Drainage & Wastewater Revenue
Series 2014
5.00%, 5/01/21	1,825	2,179,470
Clark County Public Utility District No 1 Series 2010 5.00%, 1/01/21	11,835	13,536,873
Energy Northwest
(Bonneville Power Administration) Series 2006A 5.00%, 7/01/16	1,860	2,010,269
Series 2011A 5.00%, 7/01/22–7/01/23	14,690	17,322,155
FYI Properties
(FYI Properties WA State Lease) Series 2009 5.00%, 6/01/15	2,220	2,282,981
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	11,473,672
Snohomish County Public Utility District No 1 Series 2010 5.00%, 12/01/19	5,415	6,385,206
Series 2012 5.00%, 12/01/26	6,065	7,022,663
State of Washington Series 2013R 5.00%, 7/01/21	3,880	4,667,873

		82,577,020

Wisconsin–3.6%
City of Milwaukee WI Series 2013N 5.00%, 5/15/15	16,815	17,316,424
State of Wisconsin Series 20141 5.00%, 5/01/16	43,560	46,729,861

2014 Annual Report	47

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Series 20143 5.00%, 11/01/21	$1,205	$1,455,712

		65,501,997

Total Long-Term Municipal Bonds (cost $1,126,206,458)		1,177,682,993

Short-Term Municipal Notes–0.5%
Alabama–0.1%
Mobile County Industrial Development Authority
(Exxon Capital Ventures, Inc.) 0.03%, 7/15/32(b)	1,200	1,200,000

Kentucky–0.1%
Kentucky Economic Development Finance Authority
(Baptist Healthcare System/Louisville) 0.02%, 8/15/38(b)	1,200	1,200,000

Mississippi–0.2%
Mississippi Business Finance Corp.
(Chevron USA, Inc.) Series 2007E 0.03%, 12/01/30(b)	2,700	2,700,000
Series 2009E 0.03%, 12/01/30(b)	2,200	2,200,000

		4,900,000

South Dakota–0.0%
South Dakota Health & Educational Facilities Authority
(Regional Health, Inc.) Series 2008
0.04%, 9/01/27(b)	795	795,000

Wyoming–0.1%
County of Lincoln WY
(Exxon Mobil Corp.) 0.03%, 8/01/15(b)	1,300	1,300,000

Total Short-Term Municipal Notes (cost $9,395,000)		9,395,000

Total Municipal Obligations (cost $1,135,601,458)		1,187,077,993

	Contracts
OPTIONS PURCHASED—PUTS–0.0%
Options on Equity Indices–0.0%
S&P 500 Index Expiration: Oct 2014, Exercise Price: $ 1,880.00(c)(d) (premiums paid $1,958,143)	1,070	577,800

INVESTMENT COMPANIES–22.9%
Funds and Investment Trusts–22.9%
iShares MSCI EAFE ETF	140,021	$8,978,147
SPDR S&P 500 ETF Trust	2,053,407	404,562,247

Total Investment Companies (cost $398,251,672)		413,540,394

	Principal Amount (000)
CORPORATES—INVESTMENT GRADE–2.2%
Financial Institutions–1.9%
Banking–1.9%
Bank of America Corp. 1.50%, 10/09/15	$6,000	6,045,300
Citigroup, Inc. 2.65%, 3/02/15	5,500	5,548,967
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	2,627	2,643,600
JPMorgan Chase & Co. 1.35%, 2/15/17	6,035	6,021,850
1.875%, 3/20/15	6,360	6,403,375
Morgan Stanley
5.375%, 10/15/15	5,500	5,760,106
Series G 5.45%, 1/09/17	1,425	1,547,816

		33,971,014

Industrial–0.3%
Consumer Cyclical—Automotive–0.1%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,310	2,389,464

Technology–0.2%
Cisco Systems, Inc. 1.10%, 3/03/17	2,500	2,498,330

		4,887,794

Total Corporates—Investment Grade (cost $38,676,177)		38,858,808

	Shares
SHORT-TERM INVESTMENTS–8.8%
Investment Companies–7.9%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.07%(e)(f) (cost $142,564,949)	142,564,949	142,564,949

48	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills–0.9%
U.S. Treasury Bill Zero Coupon, 1/02/15(g) (cost $15,500,000)	$15,500	$15,500,000

Total Short-Term Investments (cost $158,064,949)		158,064,949

Total Investments—99.6% (cost $1,732,552,399)		1,798,119,944
Other assets less liabilities—0.4%		7,134,125

Net Assets—100.0%+		$1,805,254,069

    _

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	1,554	December 2014	$62,758,124	$63,260,413	$502,289
FTSE 100 Index Futures	149	December 2014	16,321,742	15,955,676	(366,066)
S&P 500 Emini Futures	479	December 2014	47,608,760	47,073,725	(535,035)
SPI 200 Futures	44	December 2014	5,238,423	5,088,085	(150,338)
TOPIX Index Futures	450	December 2014	53,547,594	54,426,715	879,121

Sold Contracts
Hang Seng Index Futures	49	October 2014	7,441,044	7,200,268	240,776
U.S. T-Note 5 Yr (CBT) Futures	280	December 2014	33,175,222	33,112,188	63,034
U.S. T-Note 10 Yr (CBT) Futures	293	December 2014	36,700,258	36,519,703	180,555
U.S Long Bond (CBT) Futures	85	December 2014	11,814,878	11,722,031	92,847

					$907,183

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	12,978	USD	17,349	11/14/14	$951,889
Barclays Bank PLC	GBP	8,005	USD	13,440	11/14/14	467,775
BNP Paribas SA	GBP	1,073	USD	1,777	11/14/14	37,938
BNP Paribas SA	JPY	289,294	USD	2,800	11/14/14	161,331
BNP Paribas SA	USD	8,526	AUD	9,808	11/14/14	35,041
BNP Paribas SA	USD	1,748	GBP	1,073	11/14/14	(9,624)
Citibank, NA	USD	1,759	EUR	1,293	11/14/14	(125,411)
Goldman Sachs Bank USA	JPY	688,562	USD	6,772	11/14/14	492,129
Goldman Sachs Bank USA	USD	5,171	AUD	5,612	11/14/14	(272,447)
Morgan Stanley & Co., Inc.	EUR	1,446	USD	1,922	11/14/14	95,362
Royal Bank of Scotland PLC	USD	3,349	GBP	2,065	11/14/14	(2,914)
State Street Bank & Trust Co.	USD	6,016	CHF	5,440	11/14/14	(316,074)
State Street Bank & Trust Co.	USD	1,825	EUR	1,446	11/14/14	1,668
UBS AG	AUD	16,491	USD	15,204	11/14/14	809,465

2014 Annual Report	49

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	USD	15,792	EUR	11,685	11/14/14	$(1,029,254)
UBS AG	USD	13,430	GBP	8,005	11/14/14	(457,929)

						$838,945

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MSCI AC Far East Ex Japan Index	43,838	LIBOR Plus 0.28%	USD 15,282	10/15/14	$550,428
MSCI AC Far East Ex Japan Index	59,732	LIBOR Plus 0.23%	20,820	11/17/14	761,683
SPDR S&P 500 ETF Trust	32,314	LIBOR Plus 0.27%	6,031	6/15/15	324,778
Citibank, NA
MSCI Daily TR Net EAFE Index	10,654	LIBOR Plus 0.05%	55,703	5/06/15	(1,961,404)
Goldman Sachs International
Standard and Poor’s Midcap 400 Index	370	LIBOR Plus 0.07%	742	2/26/15	(29,918)
Russell 2000 Total Return Index	1,517	LIBOR Minus 0.60%	8,294	2/26/15	(435,374)
Standard and Poor’s Midcap 400 Index	5,286	LIBOR Plus .14%	10,430	3/16/15	(261,515)

					$(1,051,322)

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	When-Issued or delayed delivery security.
(b)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(c)	Non-income producing security.
(d)	One contract relates to 100 shares.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2014, the Fund held 5.9% of net assets in insured bonds (of this amount 7.5% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AC—All Country

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

SRF—State Revolving Fund

TOPIX—Tokyo Price Index

See notes to financial statements.

50	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–66.6%

Long-Term Municipal Bonds–66.6%
California–57.5%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 4/01/21	$1,000	$1,172,550
Bay Area Toll Authority Series 2014A 1.00%, 4/01/47	13,160	13,191,189
California Econ Recovery Series 2009A 5.00%, 7/01/17–7/01/20	14,660	17,192,870
California Infrastructure & Economic Development Bank (Broad Collection/The) Series 2011A 5.00%, 6/01/21	3,000	3,637,770
California State Public Works Board Series 2010C-1 5.00%, 3/01/20	1,500	1,793,400
(Pre-refunded/ETM)
Series 2011G 5.00%, 12/01/21 (Pre-refunded/ETM)	3,215	3,927,412
California State Public Works Board (California State Public Works Board Lease) Series 2013E 5.00%, 6/01/19	3,975	4,649,796
Series 2014A 5.00%, 9/01/30	4,375	5,099,850
California State University Series 2011A 5.25%, 11/01/26	2,035	2,406,062
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,643,008
City & County of San Francisco CA Series 2011R 5.00%, 6/15/17	6,530	7,313,274
Series 2013A 5.00%, 6/15/15	2,015	2,083,631
City of Long Beach CA Harbor Revenue Series 2010B 5.00%, 5/15/22	2,000	2,338,060
NATL Series 1998A 6.00%, 5/15/18	3,305	3,889,192
City of Los Angeles CA Wastewater System Revenue NATL Series 2005A 4.75%, 6/01/15 (Pre-refunded/ETM)	1,655	1,705,511

City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/25	$1,500	$1,769,355
Series 2010D 5.25%, 5/15/28	4,145	4,881,359
City of San Francisco CA Public Utilities Commission Water Revenue
Series 2011A 5.00%, 11/01/24	5,385	6,485,586
City of San Jose CA Airport Revenue Series 2014A 5.00%, 3/01/24(a)	1,955	2,278,709
Series 2014B 5.00%, 3/01/26(a)	2,360	2,767,690
County of San Diego CA COP Series 2014A 5.00%, 10/15/27–10/15/28	2,550	3,041,232
East Bay Municipal Utility District Water System Revenue Series 2012B 5.00%, 6/01/16	2,985	3,215,203
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/22	1,460	1,686,183
Los Angeles Community College District/CA Series 2013 3.00%, 8/01/15	2,990	3,060,714
Series 2013F 5.00%, 8/01/15	2,135	2,220,806
Los Angeles County Metropolitan Transportation Authority Series 2013A 5.00%, 7/01/16–7/01/20	12,305	13,962,458
Series 2013C 5.00%, 7/01/19	1,240	1,461,675
Los Angeles County Sanitation Districts Financing Authority Series 2013A 5.00%, 10/01/16	4,000	4,369,360
Los Angeles Department of Water & Power PWR Series 2008A-2 4.00%, 7/01/16	6,570	6,981,873
Series 2012C 4.00%, 1/01/16	7,585	7,875,885
Los Angeles Department of Water & Power WTR Series 2013B 5.00%, 7/01/18–7/01/19	2,000	2,341,400
Los Angeles Unified School District/CA Series 2010K 5.00%, 7/01/18	6,360	7,353,559
Series 2010KRY 5.25%, 7/01/25	160	190,859

2014 Annual Report	51

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014C 5.00%, 7/01/27	$6,815	$8,208,190
Los Angeles Unified School District/CA COP Series 2010B 5.00%, 12/01/16	635	695,185
AMBAC Series 2007 5.00%, 10/01/16	105	114,256
Palm Springs Unified School District Series 2013C 3.00%, 8/01/15	1,500	1,534,965
Peralta Community College District Series 2014A 5.00%, 8/01/27	5,855	7,027,171
Port of Los Angeles Series 2011A 5.00%, 8/01/19	1,500	1,751,970
Port of Oakland Series 2012P 5.00%, 5/01/24–5/01/25	6,405	7,370,746
Sacramento City Unified School District/CA Series 2011 5.00%, 7/01/25	2,380	2,707,512
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/29	2,000	2,386,940
San Diego County Water Authority Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,743,519
San Diego Public Facilities Financing Authority Sewer Revenue Series 2009B 5.00%, 5/15/21–5/15/22	7,310	8,533,172
San Francisco Bay Area Rapid Transit District Series 2010 5.00%, 7/01/27	2,000	2,278,560
San Francisco City & County Airports Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	571,420
Series 2011G 5.00%, 5/01/24	2,470	2,878,192
Series 20122 5.00%, 5/01/27	1,270	1,463,294
NATL Series 2006-32F 5.25%, 5/01/18	675	778,923
Santa Rosa City Schools Series 2013 4.00%, 8/01/15	2,500	2,576,825
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/22–11/01/24	8,675	10,216,667
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 5.00%, 7/01/23	5,190	6,201,894

State of California Series 2008 5.00%, 4/01/17	$1,635	$1,816,305
Series 2011 5.00%, 10/01/20	1,500	1,792,305
Series 2013 5.00%, 10/01/19–2/01/21	7,185	8,518,245
NATL Series 2007 5.00%, 11/01/23	3,200	3,614,112
State of California Department of Water Resources PWR Series 2010L 5.00%, 5/01/17	12,020	13,420,090
Series 2010M
5.00%, 5/01/15	1,815	1,865,820
AGM Series 2008H 5.00%, 5/01/17	1,915	2,138,059
University of California Series 2010U 5.00%, 5/15/18	2,555	2,940,728
Series 2012G 5.00%, 5/15/23	7,400	9,072,326
Series 2013A 5.00%, 5/15/48	6,000	7,296,240
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/25	1,790	2,101,120
Vista Unified School District Series 2012 5.00%, 8/01/23–8/01/25	4,240	5,035,292
Walnut Energy Center Authority Series 2014 5.00%, 1/01/26–1/01/28	2,800	3,355,420

		290,992,944

Colorado–0.4%
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22	690	748,609
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 7/15/22	1,150	1,259,077

		2,007,686

Florida–1.0%
Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	580	622,816
Series 2011A-1 5.00%, 6/01/19	2,035	2,350,486
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	1,500	1,620,360

52	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/17	$150	$167,631

		4,761,293

Illinois–1.1%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	550	575,503
Illinois Finance Authority (Park Place of Elmhurst) Series 2010D-3 6.25%, 8/15/15	115	104,766
State of Illinois Series 2010 5.00%, 1/01/18	160	176,274
Series 2012 5.00%, 8/01/15–8/01/23	2,870	3,095,727
Series 2013A 5.00%, 4/01/20	1,415	1,575,560

		5,527,830

Michigan–1.2%
Michigan Finance Authority Series 2014D4 5.00%, 7/01/17	3,370	3,695,441
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 7/01/25	2,175	2,425,168

		6,120,609

New Jersey–2.6%
New Jersey Economic Development Authority (New Jersey Cigarette Tax) Series 2012 5.00%, 6/15/16	2,700	2,898,207
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/16	4,275	4,617,342
New Jersey Transportation Trust Fund Authority Series 2013A 5.00%, 12/15/19	5,000	5,707,950

		13,223,499

New York–0.6%
County of Nassau NY Series 2014A 2.00%, 2/02/15	2,870	2,886,847

Ohio–0.3%
Ohio State Water Development Authority (FirstEnergy Nuclear Generation LLC) Series 2008C 3.95%, 11/01/32	1,445	1,492,468

Puerto Rico–0.8%
Commonwealth of Puerto Rico NATL Series 1997 6.50%, 7/01/15	2,860	2,943,512

Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (Universidad Interamericana DE Puerto Rico, Inc.) Series 2012 5.00%, 10/01/19	$1,000	$1,043,940

		3,987,452

Texas–0.6%
Spring Branch Independent School District Series 2013 3.00%, 6/15/41	3,020	3,079,766

Washington–0.5%
Port of Seattle WA Series 2010C
5.00%, 2/01/18	2,405	2,706,419

Total Municipal Obligations (cost $324,203,283)		336,786,813

	Contracts
OPTIONS PURCHASED—PUTS–0.0%
Options on Indices–0.0%
S&P 500 Index Expiration: Oct 2014, Exercise Price: $ 1,880.00(b)(c) (premiums paid $572,802)	313	169,020

	Shares
INVESTMENT COMPANIES–23.4%
Funds and Investment Trusts–23.4%
iShares MSCI EAFE ETF	40,289	2,583,331
SPDR S&P 500 ETF Trust	587,509	115,751,023

Total Investment Companies (cost $113,869,084)		118,334,354

	Principal Amount (000)
CORPORATES—INVESTMENT GRADE–1.8%
Financial Institutions–1.5%
Banking–1.5%
Bank of America Corp. 1.50%, 10/09/15	$3,000	3,022,650
JPMorgan Chase & Co. 3.15%, 7/05/16	3,115	3,223,885
Morgan Stanley 1.75%, 2/25/16	1,559	1,575,628

		7,822,163

2014 Annual Report	53

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Industrial–0.3%
Communications—Media–0.2%
Viacom, Inc. 1.25%, 2/27/15	$ 760	$762,537

Consumer Cyclical—Automotive–0.1%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	677	700,289

		1,462,826

Total Corporates—Investment Grade (cost $9,251,193)		9,284,989

	Shares
SHORT-TERM INVESTMENTS–7.3%
Investment Companies–6.5%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.07%(d)(e) (cost $32,650,934)	32,650,934	32,650,934

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills—0.8%
U.S. Treasury Bill Zero Coupon, 1/02/15(f) (cost $4,100,000)	$4,100	$4,100,000

Total Short-Term Investments (cost $36,750,934)		36,750,934

Total Investments—99.1% (cost $484,647,296)		501,326,110
Other assets less liabilities—0.9%		4,630,971

Net Assets—100.0%+		$505,957,081

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Futures	448	December 2014	$18,093,341	$18,237,236	$143,895
FTSE 100 Index Futures	46	December 2014	5,037,918	4,925,913	(112,005)
S&P 500 Emini Futures	130	December 2014	12,921,422	12,775,750	(145,672)
SPI 200 Futures	16	December 2014	1,901,535	1,850,213	(51,322)
TOPIX Index Futures	129	December 2014	15,345,604	15,602,325	256,721

Sold Contracts
Hang Seng Index Futures	14	October 2014	2,126,012	2,057,219	68,793
U.S Long Bond (CBT) Futures	25	December 2014	3,474,964	3,447,656	27,308
U.S. T-Note 5 Yr (CBT) Futures	91	December 2014	10,775,080	10,761,461	13,619
U.S. T-Note 10 Yr (CBT) Futures	108	December 2014	13,527,728	13,461,188	66,540

					$267,877

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	4,231	USD	5,656	11/14/14	$310,328
Barclays Bank PLC	GBP	2,257	USD	3,789	11/14/14	131,889
BNP Paribas SA	USD	2,664	AUD	3,064	11/14/14	10,947
Citibank, NA	USD	618	EUR	454	11/14/14	(44,034)
Deutsche Bank AG	JPY	102,846	USD	1,006	11/14/14	67,951
Goldman Sachs Bank USA	JPY	113,735	USD	1,119	11/14/14	81,289
Goldman Sachs Bank USA	USD	1,651	AUD	1,792	11/14/14	(86,997)
JPMorgan Chase Bank, NA	USD	593	EUR	462	11/14/14	(9,611)
Royal Bank of Scotland PLC	EUR	462	USD	609	11/14/14	25,164

54	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	USD	667	GBP	411	11/14/14	$(580)
Standard Chartered Bank	AUD	599	USD	549	11/14/14	25,731
State Street Bank & Trust Co.	JPY	64,484	USD	588	11/14/14	(276)
State Street Bank & Trust Co.	USD	1,919	CHF	1,735	11/14/14	(100,807)
UBS AG	AUD	4,457	USD	4,109	11/14/14	218,773
UBS AG	USD	5,105	EUR	3,777	11/14/14	(332,691)
UBS AG	USD	4,310	GBP	2,569	11/14/14	(146,960)

						$150,116

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Obligation
Bank of America, NA
MSCI AC Far East Ex Japan Index	12,499	LIBOR Plus 0.28%	$4,357	10/15/14	$156,931
MSCI AC Far East Ex Japan Index	16,497	LIBOR Pus 0.23%	5,750	11/17/14	210,364
Citibank, NA
MSCI Daily TR Net EAFE	2,738	LIBOR Plus 0.05%	14,315	5/06/15	(504,066)
Goldman Sachs International
Russell 2000 Total Return Index	425	LIBOR Minus 0.60%	2,324	2/26/15	(121,974)
Standard and Poor’s Midcap 400 Index	1,584	LIBOR Plus 0.14%	3,125	3/16/15	(78,365)

					$(337,110)

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	When-Issued or delayed delivery security.
(b)	One contract relates to 100 shares.
(c)	Non-income producing security.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2014, the Fund held 3.0% of net assets in insured bonds (of this amount 11.2% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AC—All Country

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

2014 Annual Report	55

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–66.2%
Long-Term Municipal Bonds–66.2%
New York–52.1%
Albany County Airport Authority AGM Series 2010A 5.00%, 12/15/22–12/15/23	$3,555	$4,019,262
Central Islip Union Free School District Series 2013 4.00%, 7/15/15	700	720,979
5.00%, 7/15/19	750	877,140
City of New York NY Series 2010B 5.00%, 8/01/16–8/01/19	5,875	6,474,305
Series 2010H-2 5.00%, 6/01/19	1,220	1,422,288
Series 2012I 5.00%, 8/01/16	2,430	2,632,419
Series 2014A 5.00%, 8/01/28	1,285	1,521,517
Series 2014J 5.00%, 8/01/27	1,085	1,291,888
AMBAC Series 2011H4 5.00%, 8/01/15	2,860	2,974,715
County of Nassau NY Series 2011A 5.00%, 4/01/20	2,050	2,365,044
County of Onondaga NY Series 2013 4.00%, 5/01/15	2,005	2,049,792
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 7/01/21	700	818,860
Long Island Power Authority Series 20102 5.00%, 5/01/15 (Pre-refunded/ETM)	2,780	2,858,007
NATL Series 2006A 5.00%, 6/01/16 (Pre-refunded/ETM)	1,335	1,438,890
Metropolitan Transportation Authority Series 2010B 5.00%, 11/15/15	130	136,972
Series 2011B-1 5.00%, 11/15/15	1,400	1,475,082
Series 2011C 5.00%, 11/15/25	6,505	7,577,479
Series 2012F 5.00%, 11/15/25	1,000	1,181,790
AMBAC Series 2005A 5.50%, 11/15/16	1,730	1,913,830

Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2012A 5.00%, 11/15/23–11/15/26	$9,840	$11,790,707
Nassau County Interim Finance Authority Series 2012A 5.00%, 11/15/16	9,035	9,910,040
Nassau Health Care Corp. 2.25%, 1/15/15	3,955	3,961,486
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2009B 5.00%, 11/01/18	4,525	5,248,412
Series 2010I-2 5.00%, 11/01/19	2,000	2,364,620
Series 2011B 5.00%, 2/01/21	4,110	4,904,011
Series 2012F-1 5.00%, 5/01/15	2,500	2,570,450
Series 2012S 5.00%, 5/01/19	1,000	1,169,740
Series 2014B 5.00%, 11/01/26	4,000	4,794,200
Series 2014C 5.00%, 11/01/17	3,340	3,780,913
New York City Water & Sewer System
Series 2010FF 5.00%, 6/15/25	500	581,000
Series 2011GG 5.00%, 6/15/26	8,070	9,448,275
New York Local Government Assistance Corp. Series 2007A 5.00%, 4/01/16	1,030	1,101,966
Series 2010B 5.00%, 4/01/20	4,045	4,810,152
Series 2012A 5.00%, 4/01/16	3,735	3,995,964
New York State Dormitory Authority
(Fordham University) Series 2011B 5.00%, 7/01/41	5,000	5,366,650
New York State Dormitory Authority
(Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	645	733,455
New York State Dormitory Authority
(New York State Dormitory Authority Lease) Series 2009A 5.00%, 7/01/24	3,440	3,967,146
Series 2013A 5.00%, 7/01/21	1,000	1,187,680
New York State Dormitory Authority
(State of New York Pers Income Tax) Series 2008A 5.00%, 3/15/18	4,635	5,289,277

56	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Series 2012A 5.00%, 12/15/21–12/15/22	$3,965	$4,804,925
Series 2014A 5.00%, 2/15/28	2,035	2,412,615
Series 2014C 5.00%, 3/15/29	3,000	3,541,890
New York State Dormitory Authority (State University of New York) Series 2012A 5.00%, 7/01/26	1,965	2,311,881
New York State Energy Research & Development Authority
(New York State Electric & Gas Corp.)
NATL Series 2010C 0.424%, 4/01/34(a)(b)	3,225	3,066,830
New York State Environmental Facilities Corp.
(New York City Municipal Water Finance Authority) Series 2012D 5.00%, 6/15/20	1,745	2,084,804
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2011A 5.00%, 4/01/23	1,590	1,868,568
Series 2012A 5.00%, 4/01/20	1,975	2,333,700
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,898,864
New York State Thruway Authority (State of New York Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,273,010
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2011A 5.00%, 3/15/15	3,000	3,065,970
Series 2013C 5.00%, 3/15/20	1,970	2,334,056
Port Authority of New York & New Jersey Series 2012175 4.00%, 12/01/14	2,175	2,188,920
Series 20131 5.00%, 6/01/21–12/01/23	5,015	5,979,883
Series 2014 5.00%, 9/01/28	3,615	4,200,522
XLCA Series 2006 5.00%, 10/01/19	1,000	1,061,650
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/25(c)	3,750	4,648,762
Schenectady County Capital Resource Corp. (Ellis Hospital) Series 2012 1.75%, 2/15/18	1,115	1,112,090

Tobacco Settlement Financing Corp/NY (Tobacco Settlement Financing Corp/NY State Lease) Series 2013B 5.00%, 6/01/20	$9,650	$10,374,039
Town of Brookhaven NY Series 2010 3.00%, 3/15/15	1,425	1,443,454
Town of Hempstead NY Series 2012 4.00%, 8/15/15	2,570	2,655,889
Triborough Bridge & Tunnel Authority Series 2008C 5.00%, 11/15/16	5,000	5,484,250
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute)
Series 2010B
5.00%, 9/01/19–9/01/20	1,540	1,786,110

		207,659,085

Alabama–0.3%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/22	1,000	1,139,700

Arizona–0.8%
City of Phoenix Civic Improvement Corp. (City of Phoenix Civic Improvement–Airport) Series 2010A 5.00%, 7/01/22	2,575	3,005,875

Colorado–1.4%
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,859,348
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/22	600	650,964
Regional Transportation District (Denver Transit Partners LLC)
Series 2010 5.375%, 7/15/25	1,100	1,201,662

		5,711,974

District of Columbia–0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/21	2,100	2,443,917

Florida–3.2%
Broward County School Board/FL COP Series 2011A 5.00%, 7/01/18	3,500	4,006,275
Citizens Property Insurance Corp. Series 2010A-1 5.00%, 6/01/16	1,155	1,240,262
Series 2012A-1 5.00%, 6/01/21	2,840	3,335,893

2014 Annual Report	57

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

County of Lee FL Airport Revenue (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	$1,710	$1,910,754
Florida State Hurricane Catastrophe Fund Finance Corp. Series 2010A 5.00%, 7/01/16 (Pre-refunded/ETM)	1,885	2,036,252
State of Florida Lottery Revenue Series 2010C 5.00%, 7/01/18	170	195,197

		12,724,633

Idaho–0.2%
Idaho Health Facilities Authority (The Terraces at Boise) Series 2014 5.25%, 10/01/20	660	667,973

Illinois–2.3%
Illinois Finance Authority (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/18	475	497,026
State of Illinois Series 2010 5.00%, 1/01/18	160	176,274
Series 2012 5.00%, 8/01/15	2,320	2,405,330
Series 2014 5.00%, 5/01/22	1,000	1,102,560
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/20	1,685	1,996,893
Series 2013 4.00%, 6/15/16	2,915	3,093,106

		9,271,189

Michigan–1.4%
Michigan Finance Authority (City of Detroit MI Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/26	5,055	5,747,788

New Jersey–1.5%
New Jersey State Turnpike Authority AGM Series 2005D-3 5.25%, 1/01/26	2,555	3,152,384
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/21	2,410	2,787,165

		5,939,549

Pennsylvania–1.2%
Philadelphia Parking Authority (Philadelphia Airport Parking) Series 2009 5.25%, 9/01/23	200	226,636

	Principal Amount (000)	U.S. $ Value

Sports & Exhibition Authority of Pittsburgh and Allegheny County AGM Series 2010 5.00%, 2/01/24	$4,000	$4,495,160

		4,721,796

Puerto Rico–0.5%
Commonwealth of Puerto Rico NATL Series 2001A 5.50%, 7/01/16	1,945	2,026,612

Washington–0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,690,264

Total Municipal Obligations (cost $253,620,112)		263,750,355

	Shares
INVESTMENT COMPANIES–23.1%
Funds and Investment Trusts–23.1%
iShares MSCI EAFE ETF	30,746	1,971,434
SPDR S&P 500 ETF Trust	457,547	90,145,910

Total Investment Companies (cost $88,708,609)		92,117,344

	Principal Amount (000)

CORPORATES—INVESTMENT GRADE–2.1%
Financial Institutions–1.8%
Banking–1.8%
Bank of America Corp. 1.50%, 10/09/15	$2,626	2,645,826
Citigroup, Inc. 2.65%, 3/02/15	1,212	1,222,791
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	584	587,690
JPMorgan Chase & Co. 1.35%, 2/15/17	2,645	2,639,237

		7,095,544

Industrial–0.3%
Communications—Media–0.1%
Viacom, Inc. 1.25%, 2/27/15	640	642,136

Consumer Non-Cyclical–0.2%
Actavis, Inc. 1.875%, 10/01/17	665	659,269

		1,301,405

Total Corporates—Investment Grade (cost $8,372,978)		8,396,949

58	Sanford C. Bernstein Fund, Inc.

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED—PUTS–0.0%
Options on Indices–0.0%
S&P 500 Index Expiration: Oct 2014, Exercise Price: $ 1,880.00(d)(e) (premiums paid $437,380)	239	$129,060

	Shares
SHORT-TERM INVESTMENTS–8.5%
Investment Companies–7.7%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.07%(f)(g) (cost $30,888,374)	30,888,374	30,888,374

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills–0.8%
U.S. Treasury Bill Zero Coupon, 1/02/15(h) (cost $3,000,000)	$3,000	$3,000,000

Total Short-Term Investments (cost $33,888,374)		33,888,374

Total Investments—99.9% (cost $385,027,453)		398,282,082

Other assets less liabilities—0.1%		452,287

Net Assets—100.0%+		$398,734,369

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	340	December 2014	$13,731,574	$13,840,760	$109,186
FTSE 100 Index Futures	32	December 2014	3,505,099	3,426,722	(78,377)
S&P 500 E-mini Futures	104	December 2014	10,336,954	10,220,601	(116,353)
SPI 200 Futures	10	December 2014	1,190,551	1,156,383	(34,168)
TOPIX Index Futures	100	December 2014	11,901,727	12,094,826	193,099

Sold Contracts
Hang Seng Index Futures	11	October 2014	1,670,438	1,616,387	54,051
U.S Long Bond (CBT) Futures	20	December 2014	2,779,971	2,758,125	21,846
U.S. T-Note 5 Yr (CBT) Futures	68	December 2014	8,056,261	8,041,531	14,730
U.S. T-Note 10 Yr (CBT) Futures	77	December 2014	9,644,772	9,597,328	47,444

					$211,458

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	EUR	2,865	USD	3,830	11/14/14	$210,137
Barclays Bank PLC	GBP	1,779	USD	2,987	11/14/14	103,956
BNP Paribas SA	USD	2,091	AUD	2,405	11/14/14	8,592
Citibank, NA	USD	431	EUR	317	11/14/14	(30,747)
Deutsche Bank AG	JPY	38,936	USD	381	11/14/14	25,725
Goldman Sachs Bank USA	JPY	157,829	USD	1,552	11/14/14	112,803
Goldman Sachs Bank USA	USD	1,162	AUD	1,261	11/14/14	(61,218)
Morgan Stanley & Co., Inc.	EUR	378	USD	503	11/14/14	24,929
Royal Bank of Scotland PLC	USD	650	GBP	401	11/14/14	(566)
Standard Chartered Bank	AUD	479	USD	439	11/14/14	20,577
State Street Bank & Trust Co.	JPY	51,452	USD	469	11/14/14	(220)
State Street Bank & Trust Co.	USD	1,305	CHF	1,180	11/14/14	(68,560)
State Street Bank & Trust Co.	USD	477	EUR	378	11/14/14	436

2014 Annual Report	59

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	AUD	3,451	USD	3,182	11/14/14	$169,394
UBS AG	USD	3,444	EUR	2,548	11/14/14	(224,436)
UBS AG	USD	2,985	GBP	1,779	11/14/14	(101,768)

						$189,034

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MSCI AC Far East Ex Japan Index	10,105	LIBOR Plus 0.28%	USD	3,523	10/15/14	$126,880
MSCI AC Far East Ex Japan Index	12,767	LIBOR Plus 0.23%		4,450	11/17/14	162,736
SPDR S&P 500 ETF Trust	4,246	LIBOR Plus 0.27%		793	6/15/15	42,631
Citibank, NA
MSCI Daily TR Net EAFE Index	2,412	LIBOR Plus 0.05%		12,611	5/6/15	(444,050)
Goldman Sachs International
Russell 2000 Total Return Index	335	LIBOR Minus 0.60%		1,832	2/26/15	(96,144)
Standard and Poor’s Midcap 400 Index	93	LIBOR Plus 0.07%		187	2/26/15	(7,513)
Standard and Poor’s Midcap 400 Index	1,156	LIBOR Plus 0.14%		2,281	3/16/15	(57,191)

						$(272,651)

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of September 30, 2014 and the aggregate market value of this security amounted to $3,066,830 or 0.77% of net assets.
(b)	Variable rate coupon, rate shown as of September 30, 2014.
(c)	When-Issued or delayed delivery security.
(d)	Non-income producing security.
(e)	One contract relates to 100 shares.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(g)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2014, the Fund held 8.7% of net assets in insured bonds (of this amount 4.2% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviations:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AC—All Country

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

60	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2014

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO		OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,424,127,503		$3,543,048,733		$964,544,477
Affiliated issuers(a)	393,211,679		324,761,765		135,203,514
Foreign currencies, at value (b)	1,312,667		3,796,527		1,016,165
Cash	1,200,132		1,239,675		163,423
Due from broker(c)	0		0		6,890,614
Receivables:
Dividends and interest	3,142,281		7,412,518		6,285,913
Foreign withholding tax reclaims	295,617		766,884		17,946
Investment securities sold and foreign currency transactions	68,977,811		29,709,646		11,778,096
Capital shares sold	1,727,903		2,427,290		906,859
Margin due from broker on exchange-traded derivatives	941,271		1,734,736		457,719
Terminated total return swaps	40		15,962		75
Terminated centrally cleared interest rate swaps	0		0		92
Unrealized appreciation of total return swaps	196,104		2,964,739		0
Unrealized appreciation of forward currency exchange contracts	13,840,881		30,193,148		19,035,272

Total assets	1,908,973,889		3,948,071,623		1,146,300,165

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	13,499,557		10,589,136		17,677,649
Capital shares redeemed	1,670,379		2,633,267		1,454,866
Management fee	1,367,620		2,834,163		580,173
Shareholder servicing fee	244,437		484,443		109,865
Transfer Agent fee	5,292		7,975		5,255
Terminated total return swaps	1,887,143		5,341		464,180
Accrued expenses	427,956		958,314		189,661
Unrealized depreciation of forward currency exchange contracts	6,613,114		15,778,899		1,511,026
Unrealized depreciation of total return swaps	1,865,418		0		2,076,187
Collateral received from broker	660,000		1,620,000		3,180,000

Total liabilities	28,240,916		34,911,538		27,248,862

NET ASSETS	$1,880,732,973		$3,913,160,085		$1,119,051,303

Cost of investments
Unaffiliated issuers	$1,231,072,160		$3,023,532,579		$976,797,837
Affiliated issuers	$402,819,282		$324,761,765		$136,704,920
NET ASSETS CONSIST OF:
Capital stock, at par	$145,981		$286,725		$103,183
Additional paid-in capital	1,588,285,288		3,155,849,779		1,085,785,068
Undistributed net investment income	26,267,581		21,004,419		12,728,218
Accumulated net realized gain on investment and foreign currency transactions	73,699,521		194,683,895		18,644,558
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	185,147,328	†	527,030,348	†	(15,515,592)
Foreign currency denominated assets and liabilities	7,187,274		14,304,919		17,305,868

	$1,880,732,973		$3,913,160,085		$1,119,051,303

(a) Includes investment of cash collateral of $660,000, $1,620,000 and $3,180,000, received from broker for OTC derivatives outstanding at September 30, 2014 for the Overlay A Portfolio, Tax-Aware Overlay A Portfolio and Overlay B Portfolio, respectively.

(b) Cost: $1,334,455, $3,858,418 and $1,023,016, respectively. (Note 1)

(c) Represents amounts on deposit at the broker as collateral for open derivative contracts.

† Net of accrued foreign capital gains taxes of $206,201 and $707,714 for the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, respectively.

See Notes to Financial Statements.

2014 Annual Report	61

Statement of Assets and Liabilities—September 30, 2014 (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,513,474,114	$3,003,685,013	$918,955,373
Shares of capital stock outstanding	117,518,970	220,237,084	84,740,412

Net asset value, offering and redemption price per share	$12.88	$13.64	$10.84

Class 2 Shares
Net Assets	$367,258,859	$909,475,072	$200,095,930
Shares of capital stock outstanding	28,461,845	66,487,512	18,442,089

Net asset value, offering and redemption price per share	$12.90	$13.68	$10.85

See Notes to Financial Statements.

62	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,655,554,995	$468,675,176	$367,393,708
Affiliated issuers	142,564,949	32,650,934	30,888,374
Cash	259,123	76,019	57,535
Due from broker (a)	10,367,281	3,068,485	2,296,787
Receivables:
Dividends and interest	17,136,591	4,719,597	3,733,165
Investment securities sold	0	2,348,009	0
Capital shares sold	1,975,399	127,430	152,590
Margin due from broker on exchange-traded derivatives	578,568	174,806	130,638
Terminated total return swaps	85,015	4,651	25,216
Terminated centrally cleared interest rate swaps	0	551	61
Unrealized appreciation of total return swaps	1,636,889	367,295	332,247
Unrealized appreciation of forward currency exchange contracts	3,052,598	872,072	676,549

Total assets	1,833,211,408	513,085,025	405,686,870

LIABILITIES
Payables:
Investment securities purchased	19,737,574	5,034,030	4,604,738
Capital shares redeemed	2,036,639	200,434	867,480
Management fee	933,989	263,059	206,420
Shareholder servicing fee	148,180	39,177	40,272
Transfer Agent fee	4,518	1,546	1,554
Terminated total return swaps	0	22,931	0
Accrued expenses	194,575	140,406	139,624
Unrealized depreciation of forward currency exchange contracts	2,213,653	721,956	487,515
Unrealized depreciation of total return swaps	2,688,211	704,405	604,898

Total liabilities	27,957,339	7,127,944	6,952,501

NET ASSETS	$1,805,254,069	$505,957,081	$398,734,369

Cost of investments
Unaffiliated issuers	$1,589,987,450	$451,996,362	$354,139,079
Affiliated issuers	$142,564,949	$32,650,934	$30,888,374

NET ASSETS CONSIST OF:
Capital stock, at par	$162,461	$45,590	$36,136
Additional paid-in capital	1,702,549,452	479,051,626	377,060,850
Undistributed net investment income	14,872,760	3,152,192	3,056,518
Accumulated net realized gain on investment and foreign currency transactions	21,407,045	6,947,976	5,198,395
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	65,423,406	16,609,581	13,193,436
Foreign currency denominated assets and liabilities	838,945	150,116	189,034

	$1,805,254,069	$505,957,081	$398,734,369

(a) Represents amounts on deposit at the broker as collateral for open derivative contracts.

See Notes to Financial Statements.

2014 Annual Report	63

Statement of Assets and Liabilities—September 30, 2014 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,239,990,552	$328,626,005	$337,663,413
Shares of capital stock outstanding	111,650,528	29,625,468	30,610,528

Net asset value, offering and redemption price per share	$11.11	$11.09	$11.03

Class 2 Shares
Net Assets	$565,263,517	$177,331,076	$61,070,956
Shares of capital stock outstanding	50,810,028	15,964,627	5,525,163

Net asset value, offering and redemption price per share	$11.13	$11.11	$11.05

See Notes to Financial Statements.

64	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the year ended September 30, 2014

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$0	$0	$14,290,126
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $611,291, $1,590,416 and $40, respectively)	26,249,564	63,524,462	2,626,915
Affiliated issuers	6,977,517	474,380	1,294,653

Total income	33,227,081	63,998,842	18,211,694

Expenses:
Management fee (see Note 2A)	16,339,799	33,565,096	6,995,081
Shareholder servicing fee (see Note 2B)	2,925,305	5,735,854	1,321,055
Custodian fee	345,767	429,321	243,685
Transfer Agent fee—Class 1	63,832	90,902	64,195
Transfer Agent fee—Class 2	15,392	27,318	14,246
Auditing and tax fees	121,124	109,244	118,439
Directors’ fees and expenses	88,423	181,300	52,884
Legal fees	46,974	95,776	28,181
Printing fees	22,968	33,153	22,924
Registration fees	7,139	3,645	21,229
Miscellaneous	132,146	204,537	99,490

Total expenses before interest expense	20,108,869	40,476,146	8,981,409
Interest expense	17,171	28,972	0

Total expenses	20,126,040	40,505,118	8,981,409

Net investment income	13,101,041	23,493,724	9,230,285

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	79,088,022	199,046,915	(2,756,642)
Futures	24,406,214	45,459,945	29,308,984
Options written	1,931,909	3,951,838	431,445
Swaps	15,292,800	20,440,001	7,875,564
Foreign currency transactions	(5,163,353)	(13,994,789)	3,084,037

Net realized gain on investment and foreign currency transactions	115,555,592	254,903,910	37,943,388

Net change in unrealized appreciation/depreciation of:
Investments(b)	28,839,204	79,073,071	(3,003,678)
Futures	507,435	(1,341,926)	1,734,050
Swaps	(515,025)	3,524,047	(1,791,749)
Foreign currency denominated assets and liabilities	6,851,743	13,541,100	22,877,015

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	35,683,357	94,796,292	19,815,638

Net realized and unrealized gain on investment and foreign currency transactions	151,238,949	349,700,202	57,759,026

Net increase in net assets resulting from operations	$164,339,990	$373,193,926	$66,989,311

(a) Net of foreign capital gains taxes of $28,948 and $80,487, respectively, for Overlay A Portfolio and Tax-Aware Overlay A Portfolio.

(b) Net of increase in accrued foreign capital gains taxes of $204,597 and $703,649, respectively, for Overlay A Portfolio and Tax-Aware Overlay A Portfolio.

See Notes to Financial Statements.

2014 Annual Report	65

Statement of Operations—for the year ended September 30, 2014 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$29,417,277	$7,108,184	$6,311,541
Dividends
Unaffiliated issuers	4,546,522	1,321,028	1,011,066
Affiliated issuers	244,263	93,429	58,309

Total income	34,208,062	8,522,641	7,380,916

Expenses:
Management fee (see Note 2A)	11,201,482	3,244,257	2,495,260
Shareholder servicing fee (see Note 2B)	1,796,642	468,425	485,150
Custodian fee	220,893	141,623	129,099
Transfer Agent fee—Class 1	46,634	13,967	19,011
Transfer Agent fee—Class 2	20,349	8,344	3,554
Auditing and tax fees	103,696	103,696	103,696
Directors’ fees and expenses	84,333	24,609	18,827
Legal fees	44,622	13,524	10,481
Registration fees	35,689	28,365	30,146
Printing fees	19,430	6,431	6,585
Miscellaneous	116,616	58,109	53,834

Total expenses	13,690,386	4,111,350	3,355,643

Net investment income	20,517,676	4,411,291	4,025,273

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(26,273,860)	(7,247,200)	(5,367,064)
Futures	52,417,120	16,289,351	11,827,109
Options written	689,756	200,120	154,393
Swaps	10,394,281	2,873,826	2,400,605
Foreign currency transactions	(1,565,665)	(308,253)	(361,173)

Net realized gain on investment and foreign currency transactions	35,661,632	11,807,844	8,653,870

Net change in unrealized appreciation/depreciation of:
Investments	46,458,933	14,130,280	11,143,637
Futures	3,571,179	516,744	774,059
Swaps	(1,816,079)	(540,445)	(444,653)
Foreign currency denominated assets and liabilities	125,551	(71,210)	34,979

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	48,339,584	14,035,369	11,508,022

Net realized and unrealized gain on investment and foreign currency transactions	84,001,216	25,843,213	20,161,892

Net increase in net assets resulting from operations	$104,518,892	$30,254,504	$24,187,165

See Notes to Financial Statements.

66	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$13,101,041	$10,536,613	$23,493,724	$15,972,498
Net realized gain on investment and foreign currency transactions	115,555,592	111,173,802	254,903,910	184,358,158
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	35,683,357	102,586,273	94,796,292	296,161,757
Contributions from Adviser (see Note 2A)	0	87	0	409

Net increase in net assets resulting from operations	164,339,990	224,296,775	373,193,926	496,492,822

Dividends to shareholders:
Dividends from net investment income (a)	(24,751,405)	(10,934,484)	(23,936,083)	(11,579,810)

Total dividends to shareholders	(24,751,405)	(10,934,484)	(23,936,083)	(11,579,810)

Capital-share transactions
Net proceeds from sales of shares	269,543,378	337,346,133	581,326,779	731,558,062
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	22,733,143	9,629,601	19,010,757	8,756,765

Total proceeds from shares sold	292,276,521	346,975,734	600,337,536	740,314,827
Cost of shares redeemed	(223,543,675)	(344,108,214)	(438,366,160)	(656,117,461)

Net increase in net assets from capital-share transactions	68,732,846	2,867,520	161,971,376	84,197,366

Net increase in net assets	208,321,431	216,229,811	511,229,219	569,110,378

NET ASSETS:
Beginning of period	1,672,411,542	1,456,181,731	3,401,930,866	2,832,820,488

End of period (b)	$1,880,732,973	$1,672,411,542	$3,913,160,085	$3,401,930,866

(b) Includes undistributed net investment income of:	$26,267,581	$24,090,017	$21,004,419	$21,065,069

(a) See page 70 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

2014 Annual Report	67

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$9,230,285	$5,801,076	$20,517,676	$18,543,544
Net realized gain on investment and foreign currency transactions	37,943,388	97,386,949	35,661,632	106,074,050
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets	19,815,638	(58,005,421)	48,339,584	(44,422,622)
Contributions from Adviser (see Note 2A)	0	569	0	0

Net increase in net assets resulting from operations	66,989,311	45,183,173	104,518,892	80,194,972

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(27,952,242)	(13,398,142)	(27,838,048)	(16,836,939)
Distributions from net realized gain on investment transactions (a)	(59,394,985)	(17,023,705)	(106,834,421)	(10,412,955)

Total dividends and distributions to shareholders	(87,347,227)	(30,421,847)	(134,672,469)	(27,249,894)

Capital-share transactions
Net proceeds from sales of shares	185,610,197	216,660,387	314,581,630	364,469,753
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	83,194,915	28,084,118	127,222,856	22,742,041

Total proceeds from shares sold	268,805,112	244,744,505	441,804,486	387,211,794
Cost of shares redeemed	(162,377,567)	(289,795,218)	(257,036,299)	(501,654,393)

Net increase (decrease) in net assets from capital-share transactions	106,427,545	(45,050,713)	184,768,187	(114,442,599)

Net increase (decrease) in net assets	86,069,629	(30,289,387)	154,614,610	(61,497,521)

NET ASSETS:
Beginning of period	1,032,981,674	1,063,271,061	1,650,639,459	1,712,136,980

End of period (b)	$1,119,051,303	$1,032,981,674	$1,805,254,069	$1,650,639,459

(b) Includes undistributed net investment income of:	$12,728,218	$22,981,267	$14,872,760	$19,968,476

(a) See page 70 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

68	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$4,411,291	$3,950,449	$4,025,273	$3,208,675
Net realized gain on investment and foreign currency transactions	11,807,844	29,801,645	8,653,870	23,308,533
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,035,369	(12,735,506)	11,508,022	(9,710,917)

Net increase in net assets resulting from operations	30,254,504	21,016,588	24,187,165	16,806,291

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(6,245,298)	(3,850,926)	(5,287,389)	(2,820,855)
Distributions from net realized gain on investment transactions (a)	(31,761,339)	(2,502,478)	(23,971,148)	(2,658,810)

Total dividends and distributions to shareholders	(38,006,637)	(6,353,404)	(29,258,537)	(5,479,665)

Capital-share transactions
Net proceeds from sales of shares	81,517,096	101,026,909	52,388,885	73,423,988
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	36,455,876	5,393,253	27,937,743	4,829,064

Total proceeds from shares sold	117,972,972	106,420,162	80,326,628	78,253,052
Cost of shares redeemed	(81,919,352)	(76,689,733)	(43,771,508)	(98,857,034)

Net increase (decrease) in net assets from capital-share transactions	36,053,620	29,730,429	36,555,120	(20,603,982)

Net increase (decrease) in net assets	28,301,487	44,393,613	31,483,748	(9,277,356)

NET ASSETS:
Beginning of period	477,655,594	433,261,981	367,250,621	376,527,977

End of period (b)	$505,957,081	$477,655,594	$398,734,369	$367,250,621

(b) Includes undistributed net investment income of:	$3,152,192	$4,387,345	$3,056,518	$3,813,097

(a) See page 70 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

2014 Annual Report	69

Statement of Changes in Net Assets (continued)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Dividends to shareholders:
Dividends from net investment income
Class 1	$(19,331,652)	$(8,761,224)	$(17,277,702)	$(7,916,195)
Class 2	(5,419,753)	(2,173,260)	(6,658,381)	(3,663,615)

	$(24,751,405)	$(10,934,484)	$(23,936,083)	$(11,579,810)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(22,862,398)	$(10,796,963)	$(18,777,605)	$(10,995,194)
Class 2	(5,089,844)	(2,601,179)	(9,060,443)	(5,841,745)

	$(27,952,242)	$(13,398,142)	$(27,838,048)	$(16,836,939)

Distributions from net realized gain on investment transactions
Class 1	$(49,055,741)	$(14,137,031)	$(74,605,132)	$(7,061,134)
Class 2	(10,339,244)	(2,886,674)	(32,229,289)	(3,351,821)

	$(59,394,985)	$(17,023,705)	$(106,834,421)	$(10,412,955)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(3,650,681)	$(2,263,700)	$(4,339,188)	$(2,327,337)
Class 2	(2,594,617)	(1,587,226)	(948,201)	(493,518)

	$(6,245,298)	$(3,850,926)	$(5,287,389)	$(2,820,855)

Distributions from net realized gain on investment transactions
Class 1	$(19,615,983)	$(1,550,142)	$(20,105,805)	$(2,243,216)
Class 2	(12,145,356)	(952,336)	(3,865,343)	(415,594)

	$(31,761,339)	$(2,502,478)	$(23,971,148)	$(2,658,810)

See Notes to Financial Statements.

70	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.91	$10.37	$10.94	$10.87	$10.00

Income from investment operations:
Investment income, net†	0.09	0.07	0.05	0.03	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.05	1.55	0.36	0.25	0.85
Contributions from Adviser	0	0.00 (c)	0	0	0

Total from investment operations	1.14	1.62	0.41	0.28	0.87

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.08)	(0.11)	(0.05)	0
Distributions from net realized gain on investment transactions	0	0	(0.87)	(0.16)	0

Total dividends and distributions	(0.17)	(0.08)	(0.98)	(0.21)	0

Net asset value, end of period	$12.88	$11.91	$10.37	$10.94	$10.87

Total return (d)	9.58%	15.69%	4.08%	2.51%	8.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,513,474	$1,358,991	$1,218,127	$1,178,056	$763,900
Average net assets (000 omitted)	$1,462,653	$1,276,696	$1,215,244	$1,029,460	$384,476
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	1.15%	1.15%	1.16%	1.17%	1.20%	*+
Expenses, before waivers/reimbursement (e)	1.15%	1.15%	1.16%	1.17%	1.27%	*+
Net investment income	0.68%	0.65%	0.47%	0.29%	0.26%	*+(b)
Portfolio turnover rate	104%	165%	99%	70%	29%
See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Annual Report	71

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.94	$10.39	$10.96	$10.88	$10.00

Income from investment operations:
Investment income, net†	0.11	0.10	0.07	0.06	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.05	1.55	0.36	0.24	0.85
Contributions from Adviser	0	0.00 (c)	0	0	0

Total from investment operations	1.16	1.65	0.43	0.30	0.88

Less dividends and distributions:
Dividends from net investment income	(0.20)	(0.10)	(0.13)	(0.06)	0
Distributions from net realized gain on investment transactions	0	0	(0.87)	(0.16)	0

Total distributions	(0.20)	(0.10)	(1.00)	(0.22)	0

Net asset value, end of period	$12.90	$11.94	$10.39	$10.96	$10.88

Total return (d)	9.82%	15.99%	4.26%	2.72%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$367,259	$313,421	$238,054	$215,163	$103,467
Average net assets (000 omitted)	$352,881	$259,853	$238,644	$168,369	$51,153
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.95%	0.95%	0.96%	0.97%	1.00%	*+
Expenses, before waivers/reimbursement (e)	0.95%	0.95%	0.96%	0.97%	1.10%	*+
Net investment income	0.88%	0.86%	0.66%	0.51%	0.42%	*+(b)
Portfolio turnover rate	104%	165%	99%	70%	29%

See Footnote Summary on page 83.

See Notes to Financial Statements.

72	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$12.40	$10.57	$10.75	$10.74	$10.00

Income from investment operations:
Investment income (loss), net†	0.08	0.05	0.04	0.03	(0.00	) (b)(c)
Net realized and unrealized gain on investment and foreign currency transactions	1.24	1.82	0.21	0.12	0.74
Contributions from Adviser	0	0.00 (c)	0	0.00 (c)	0

Total from investment operations	1.32	1.87	0.25	0.15	0.74

Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.04)	(0.02)	0	0
Distributions from net realized gain on investment transactions	0	0	(0.41)	(0.14)	0

Total dividends and distributions	(0.08)	(0.04)	(0.43)	(0.14)	0

Net asset value, end of period	$13.64	$12.40	$10.57	$10.75	$10.74

Total return (d)	10.63%	17.74%	2.38%	1.33%	7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,003,685	$2,609,140	$2,183,824	$2,039,576	$1,358,482
Average net assets (000 omitted)	$2,867,927	$2,355,106	$2,171,291	$1,888,892	$671,456
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	1.13%	1.13%	1.14%	1.14%	1.20%	*+
Expenses, before waivers/reimbursement (e)	1.13%	1.13%	1.14%	1.14%	1.23%	*+
Net investment income (loss)	0.58%	0.48%	0.42%	0.24%	(0.01	)%*+(b)
Portfolio turnover rate	102%	150%	86%	71%	37%

See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Annual Report	73

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$12.43	$10.60	$10.78	$10.76	$10.00

Income from investment operations:
Investment income, net†	0.10	0.08	0.07	0.05	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	1.25	1.81	0.20	0.12	0.75
Contributions from Adviser	0	0.00 (c)	0	0.00 (c)	0

Total from investment operations	1.35	1.89	0.27	0.17	0.76

Less dividends and distributions:
Dividends from net investment income	(0.10)	(0.06)	(0.04)	(0.01)	0
Distributions from net realized gain on investment transactions	0	0	(0.41)	(0.14)	0

Total dividends and distributions	(0.10)	(0.06)	(0.45)	(0.15)	0

Net asset value, end of period	$13.68	$12.43	$10.60	$10.78	$10.76

Total return (d)	10.88%	17.94%	2.57%	1.51%	7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$909,475	$792,791	$648,996	$607,676	$347,555
Average net assets (000 omitted)	$861,528	$701,320	$653,109	$531,588	$160,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.93%	0.93%	0.94%	0.95%	1.00%	*+
Expenses, before waivers/reimbursement (e)	0.93%	0.93%	0.94%	0.95%	1.04%	*+
Net investment income	0.78%	0.68%	0.62%	0.45%	0.19%	*+(b)
Portfolio turnover rate	102%	150%	86%	71%	37%

See Footnote Summary on page 83.

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.13	$10.98	$10.75	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.09	0.06	0.07	0.11	0.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.57	0.41	0.50	0.17	0.77
Contributions from Adviser	0	0.00 (c)	0	0	0.00	(c)

Total from investment operations	0.66	0.47	0.57	0.28	0.83

Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.14)	(0.25)	(0.08)	0
Distributions from net realized gain on investment transactions	(0.65)	(0.18)	(0.09)	(0.28)	0

Total dividends and distributions	(0.95)	(0.32)	(0.34)	(0.36)	0

Net asset value, end of period	$10.84	$11.13	$10.98	$10.75	$10.83

Total return (d)	6.37%	4.40%	5.39%	2.66%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$918,955	$845,566	$861,886	$780,228	$557,549
Average net assets (000 omitted)	$880,703	$859,978	$841,055	$711,857	$278,747
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.86%	0.86%	0.87%	0.87%	0.90%	*+
Expenses, before waivers/reimbursement	0.86%	0.86%	0.87%	0.87%	0.98%	*+
Net investment income	0.83%	0.53%	0.68%	1.02%	0.92%	+*(b)
Portfolio turnover rate	93%	138%	111%	98%	38%

See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Annual Report	75

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.13	$10.99	$10.76	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.10	0.07	0.09	0.13	0.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.59	0.41	0.49	0.17	0.76
Contributions from Adviser	0	0.00 (c)	0	0	0.00	(c)

Total from investment operations	0.69	0.48	0.58	0.30	0.83

Less dividends and distributions:
Dividends from net investment income	(0.32)	(0.16)	(0.26)	(0.09)	0
Distributions from net realized gain on investment transactions	(0.65)	(0.18)	(0.09)	(0.28)	0

Total dividends and distributions	(0.97)	(0.34)	(0.35)	(0.37)	0

Net asset value, end of period	$10.85	$11.13	$10.99	$10.76	$10.83

Total return (d)	6.64%	4.55%	5.53%	2.85%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$200,096	$187,416	$201,385	$145,789	$84,559
Average net assets (000 omitted)	$195,463	$184,611	$178,148	$127,585	$43,708
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.71%	0.71%	0.72%	0.73%	0.75%	*+
Expenses, before waivers/reimbursement	0.71%	0.71%	0.72%	0.73%	0.86%	*+
Net investment income	0.98%	0.67%	0.82%	1.18%	1.06%	*+(b)
Portfolio turnover rate	93%	138%	111%	98%	38%

See Footnote Summary on page 83.

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.37	$11.01	$10.55	$10.62	$10.00

Income from investment operations:
Investment income, net†	0.13	0.12	0.10	0.08	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.55	0.42	0.49	0.20	0.60

Total from investment operations	0.68	0.54	0.59	0.28	0.62

Less dividends and distributions:
Dividends from net investment income	(0.19)	(0.11)	(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.75)	(0.07)	(0.05)	(0.32)	0

Total dividends and distributions	(0.94)	(0.18)	(0.13)	(0.35)	0

Net asset value, end of period	$11.11	$11.37	$11.01	$10.55	$10.62

Total return (d)	6.24%	4.96%	5.60%	2.61%	6.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,239,990	$1,147,060	$1,143,322	$1,033,989	$660,484
Average net assets (000 omitted)	$1,197,761	$1,138,909	$1,117,359	$878,207	$333,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.84%	0.84%	0.84%	0.86%	0.90%	*+
Expenses, before waivers/reimbursement	0.84%	0.84%	0.84%	0.86%	0.97%	*+
Net investment income	1.14%	1.07%	0.91%	0.71%	0.40%	*+(b)
Portfolio turnover rate	21%	67%	21%	15%	26%

See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Annual Report	77

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.40	$11.03	$10.57	$10.63	$10.00

Income from investment operations:
Investment income, net†	0.14	0.14	0.12	0.09	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.55	0.42	0.48	0.20	0.60

Total from investment operations	0.69	0.56	0.60	0.29	0.63

Less dividends and distributions:
Dividends from net investment income	(0.21)	(0.12)	(0.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.75)	(0.07)	(0.05)	(0.32)	0

Total dividends and distributions	(0.96)	(0.19)	(0.14)	(0.35)	0

Net asset value, end of period	$11.13	$11.40	$11.03	$10.57	$10.63

Total return (d)	6.35%	5.17%	5.73%	2.80%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$565,264	$503,579	$568,815	$526,880	$297,618
Average net assets (000 omitted)	$525,543	$520,827	$558,652	$443,050	$136,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.69%	0.69%	0.69%	0.71%	0.75%	*+
Expenses, before waivers/reimbursement	0.69%	0.69%	0.69%	0.71%	0.84%	*+
Net investment income	1.30%	1.22%	1.06%	0.86%	0.55%	*+(b)
Portfolio turnover rate	21%	67%	21%	15%	26%

See Footnote Summary on page 83.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.33	$10.98	$10.50	$10.66	$10.00

Income from investment operations:
Investment income, net†	0.09	0.09	0.09	0.07	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.58	0.41	0.50	0.15	0.64

Total from investment operations	0.67	0.50	0.59	0.22	0.66

Less dividends and distributions:
Dividends from net investment income	(0.15)	(0.09)	(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.76)	(0.06)	(0.04)	(0.36)	0

Total dividends and distributions	(0.91)	(0.15)	(0.11)	(0.38)	0

Net asset value, end of period	$11.09	$11.33	$10.98	$10.50	$10.66

Total return (d)	6.25%	4.65%	5.67%	2.13%	6.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$328,626	$291,548	$272,315	$243,235	$171,603
Average net assets (000 omitted)	$312,283	$283,838	$262,729	$219,646	$87,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.88%	0.88%	0.89%	0.89%	0.90%	*+
Expenses, before waivers/reimbursement	0.88%	0.88%	0.89%	0.89%	1.06%	*+
Net investment income	0.83%	0.81%	0.83%	0.62%	0.32%	*+(b)
Portfolio turnover rate	29%	82%	19%	13%	33%

See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Annual Report	79

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.35	$10.99	$10.51	$10.67	$10.00

Income from investment operations:
Investment income, net†	0.11	0.11	0.11	0.08	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.58	0.42	0.50	0.15	0.64

Total from investment operations	0.69	0.53	0.61	0.23	0.67

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.11)	(0.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.76)	(0.06)	(0.04)	(0.36)	0

Total dividends and distributions	(0.93)	(0.17)	(0.13)	(0.39)	0

Net asset value, end of period	$11.11	$11.35	$10.99	$10.51	$10.67

Total return (d)	6.44%	4.86%	5.81%	2.21%	6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$177,331	$186,108	$160,947	$151,838	$68,459
Average net assets (000 omitted)	$186,833	$174,348	$162,199	$100,484	$35,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.73%	0.73%	0.74%	0.74%	0.75%	*+
Expenses, before waivers/reimbursement	0.73%	0.73%	0.74%	0.74%	0.96%	*+
Net investment income	0.97%	0.95%	0.98%	0.79%	0.47%	*+(b)
Portfolio turnover rate	29%	82%	19%	13%	33%

See Footnote Summary on page 83.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.25	$10.91	$10.47	$10.63	$10.00

Income from investment operations:
Investment income, net†	0.11	0.09	0.08	0.06 (b)	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.58	0.41	0.48	0.17	0.62

Total from investment operations	0.69	0.50	0.56	0.23	0.63

Less dividends and distributions:
Dividends from net investment income	(0.16)	(0.08)	(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.75)	(0.08)	(0.05)	(0.37)	0

Total dividends and distributions	(0.91)	(0.16)	(0.12)	(0.39)	0

Net asset value, end of period	$11.03	$11.25	$10.91	$10.47	$10.63

Total return (d)	6.51%	4.67%	5.37%	2.20%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$337,663	$311,105	$314,941	$290,436	$187,654
Average net assets (000 omitted)	$323,433	$308,859	$309,928	$250,755	$93,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.90%	0.89%	0.89%	0.90%	0.90%	*+
Expenses, before waivers/reimbursement	0.90%	0.89%	0.89%	0.91%	1.08%	*+
Net investment income	1.03%	0.85%	0.75%	0.59% (b)	0.18%	*+(b)
Portfolio turnover rate	31%	72%	29%	14%	39%

See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Annual Report	81

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.28	$10.93	$10.49	$10.64	$10.00

Income from investment operations:
Investment income, net†	0.13	0.11	0.10	0.08 (b)	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.57	0.42	0.47	0.17	0.62

Total from investment operations	0.70	0.53	0.57	0.25	0.64

Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.10)	(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.75)	(0.08)	(0.05)	(0.37)	0

Total dividends and distributions	(0.93)	(0.18)	(0.13)	(0.40)	0

Net asset value, end of period	$11.05	$11.28	$10.93	$10.49	$10.64

Total return (d)	6.62%	4.87%	5.50%	2.38%	6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$61,071	$56,146	$61,587	$47,730	$32,066
Average net assets (000 omitted)	$60,453	$58,420	$57,931	$41,437	$16,930
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.75%	0.74%	0.74%	0.75%	0.75%	*+
Expenses, before waivers/reimbursement	0.75%	0.74%	0.74%	0.76%	1.05%	*+
Net investment income	1.17%	1.00%	0.90%	0.73% (b)	0.33%	*+(b)
Portfolio turnover rate	31%	72%	29%	14%	39%

See Footnote Summary on page 83.

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

*	Annualized.
†	Based on average shares outstanding.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Commencement of operations.
(b)	Net of fees waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	The expense ratios presented below exclude interest expense:

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Overlay A Portfolio
Class 1
Net of waivers/reimbursements	1.15%	1.15%	1.16%	1.17%	1.20%	*+
Before waivers/reimbursements	1.15%	1.15%	1.16%	1.17%	1.27%	*+
Class 2
Net of waivers/reimbursements	0.95%	0.95%	0.96%	0.97%	1.00%	*+
Before waivers/reimbursements	0.95%	0.95%	0.96%	0.97%	1.10%	*+
Tax-Aware Overlay A Portfolio
Class 1
Net of waivers/reimbursements	1.13%	1.13%	1.14%	1.14%	1.20%	*+
Before waivers/reimbursements	1.13%	1.13%	1.14%	1.14%	1.23%	*+
Class 2
Net of waivers/reimbursements	0.93%	0.93%	0.94%	0.95%	1.00%	*+
Before waivers/reimbursements	0.93%	0.93%	0.94%	0.95%	1.04%	*+

See Notes to Financial Statements.

2014 Annual Report	83

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign

84	Sanford C. Bernstein Fund, Inc.

securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

2014 Annual Report	85

Notes to Financial Statements (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2014:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$175,246,615	$56,824,500	$0	$232,071,115
Information Technology	194,126,423	19,826,655	139,248	214,092,326
Consumer Discretionary	141,205,218	35,203,175	0	176,408,393
Health Care	137,799,452	20,998,686	0	158,798,138
Industrials	74,666,604	31,199,177	0	105,865,781
Consumer Staples	83,718,044	21,018,496	0	104,736,540
Energy	65,849,239	8,384,600	0	74,233,839
Materials	45,422,878	14,279,342	0	59,702,220
Telecommunication Services	8,801,144	15,741,296	0	24,542,440
Utilities	13,775,126	4,109,190	0	17,884,316

86	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investment Companies	$465,250,095	$0	$0	$465,250,095
Warrants	0	2,993,926	0	2,993,926
Options Purchased—Puts	0	1,658,340	0	1,658,340
Corporates—Investment Grade	0	226,481	0	226,481
Rights	6,309	0	0	6,309
Short-Term Investments:
Investment Companies	174,868,998	0	0	174,868,998
U.S. Treasury Bills	0	3,999,925	0	3,999,925
Total Investments in Securities	1,580,736,145	236,463,789	139,248	1,817,339,182
Other Financial Instruments*:
Assets:
Futures	1,118,382	2,956,386	0	4,074,768	#
Forward Currency Exchange Contracts	0	13,840,881	0	13,840,881
Total Return Swaps	0	196,104	0	196,104
Liabilities:
Futures	(19,217)	(480,448)	0	(499,665	)#
Forward Currency Exchange Contracts	0	(6,613,114)	0	(6,613,114)
Total Return Swaps	0	(1,865,418)	0	(1,865,418)
Total##	$1,581,835,310	$244,498,180	$139,248	$1,826,472,738

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$433,863,318	$144,972,180	$0	$578,835,498
Information Technology	445,711,133	51,407,465	354,313	497,472,911
Consumer Discretionary	337,047,506	89,353,166	0	426,400,672
Health Care	331,701,107	53,400,083	0	385,101,190
Industrials	197,116,198	77,255,402	0	274,371,600
Consumer Staples	209,051,183	53,817,903	0	262,869,086
Energy	157,512,786	21,848,398	0	179,361,184
Materials	104,166,876	35,956,773	0	140,123,649
Telecommunication Services	21,573,546	40,116,047	0	61,689,593
Utilities	30,303,759	11,063,320	0	41,367,079
Investment Companies	658,818,499	0	0	658,818,499
Warrants	0	7,630,536	0	7,630,536
Options Purchased—Puts	0	3,416,040	0	3,416,040
Corporates—Investment Grade	0	575,239	0	575,239
Rights	15,957	0	0	15,957
Short-Term Investments:
Investment Companies	324,761,765	0	0	324,761,765
U.S. Treasury Bills	0	25,000,000	0	25,000,000
Total Investments in Securities	3,251,643,633	615,812,552	354,313	3,867,810,498

2014 Annual Report	87

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments*:
Assets:
Futures	$182,792	$6,005,016	$0	$6,187,808	#
Forward Currency Exchange Contracts	0	30,193,148	0	30,193,148
Total Return Swaps	0	2,964,739	0	2,964,739
Liabilities:
Futures	0	(930,639)	0	(930,639	)#
Forward Currency Exchange Contracts	0	(15,778,899)	0	(15,778,899)
Total##	$3,251,826,425	$638,265,917	$354,313	$3,890,446,655

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$518,516,932	$0	$518,516,932
Investment Companies	259,220,421	0	0	259,220,421
Inflation-Linked Securities	0	50,100,334	0	50,100,334
Corporates—Investment Grade	0	48,914,167	0	48,914,167
Governments—Sovereign Agencies	0	43,856,166	0	43,856,166
Commercial Mortgage-Backed Securities	0	17,500,660	2,832,949	20,333,609
Agencies	0	17,966,035	0	17,966,035
Collateralized Mortgage Obligations	0	0	11,188,339	11,188,339
Quasi-Sovereigns	0	9,045,272	0	9,045,272
Covered Bonds	0	6,145,273	0	6,145,273
Local Governments—Provincial Bonds	0	5,913,260	0	5,913,260
Options Purchased—Puts	0	364,500	0	364,500
Short-Term Investments:
Investment Companies	103,183,714	0	0	103,183,714
U.S. Treasury Bills	0	4,999,969	0	4,999,969
Total Investments in Securities	362,404,135	723,322,568	14,021,288	1,099,747,991
Other Financial Instruments*:
Assets:
Futures	119,676	1,019,956	0	1,139,632	#
Forward Currency Exchange Contracts	0	19,035,272	0	19,035,272
Liabilities:
Futures	(473,052)	(351,219)	0	(824,271	)#
Forward Currency Exchange Contracts	0	(1,511,026)	0	(1,511,026)
Total Return Swaps	0	(2,076,187)	0	(2,076,187)
Total+	$362,050,759	$739,439,364	$14,021,288	$1,115,511,411

88	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,176,147,255	$1,535,738	$1,177,682,993
Short-Term Municipal Notes	0	9,395,000	0	9,395,000
Options Purchased—Puts	0	577,800	0	577,800
Investment Companies	413,540,394	0	0	413,540,394
Corporates—Investment Grade	0	38,858,808	0	38,858,808
Short-Term Investments:
Investment Companies	142,564,949	0	0	142,564,949
U.S. Treasury Bills	0	15,500,000	0	15,500,000
Total Investments in Securities	556,105,343	1,240,478,863	1,535,738	1,798,119,944
Other Financial Instruments*:
Assets:
Futures	336,436	1,622,186	0	1,958,622	#
Forward Currency Exchange Contracts	0	3,052,598	0	3,052,598
Total Return Swaps	0	1,636,889	0	1,636,889
Liabilities:
Futures	(535,035)	(516,404)	0	(1,051,439	)#
Forward Currency Exchange Contracts	0	(2,213,653)	0	(2,213,653)
Total Return Swaps	0	(2,688,211)	0	(2,688,211)
Total++	$555,906,744	$1,241,372,268	$1,535,738	$1,798,814,750

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$335,933,438	$853,375	$336,786,813
Options Purchased—Puts	0	169,020	0	169,020
Investment Companies	118,334,354	0	0	118,334,354
Corporates—Investment Grade	0	9,284,989	0	9,284,989
Short-Term Investments:
Investment Companies	32,650,934	0	0	32,650,934
U.S. Treasury Bills	0	4,100,000	0	4,100,000
Total Investments in Securities	150,985,288	349,487,447	853,375	501,326,110
Other Financial Instruments*:
Assets:
Futures	107,467	469,409	0	576,876	#
Forward Currency Exchange Contracts	0	872,072	0	872,072
Total Return Swaps	0	367,295	0	367,295
Liabilities:
Futures	(145,672)	(163,327)	0	(308,999	)#
Forward Currency Exchange Contracts	0	(721,956)	0	(721,956)
Total Return Swaps	0	(704,405)	0	(704,405)
Total++	$150,947,083	$349,606,535	$853,375	$501,406,993

2014 Annual Report	89

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$258,469,932	$5,280,423	$263,750,355
Investment Companies	92,117,344	0	0	92,117,344
Corporate—Investment Grade	0	8,396,949	0	8,396,949
Options Purchased—Puts	0	129,060	0	129,060
Short-Term Investments:
Investment Companies	30,888,374	0	0	30,888,374
U.S. Treasury Bills	0	3,000,000	0	3,000,000
Total Investments in Securities	123,005,718	269,995,941	5,280,423	398,282,082
Other Financial Instruments*:
Assets:
Futures	84,020	356,336	0	440,356	#
Forward Currency Exchange Contracts	0	676,549	0	676,549
Total Return Swaps	0	332,247	0	332,247
Liabilities:
Futures	(116,353)	(112,545)	0	(228,898	)#
Forward Currency Exchange Contracts	0	(487,515)	0	(487,515)
Total Return Swaps	0	(604,898)	0	(604,898)
Total++	$122,973,385	$270,156,115	$5,280,423	$398,409,923

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

++	There were no transfers between any levels during the reporting period.

##	There were de minimis transfers under 1% between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY A PORTFOLIO	COMMON STOCKS - INFORMATION TECHNOLOGY	WARRANTS	CORPORATES - NON-INVESTMENT GRADE
Balance as of 9/30/13	$0	$5,922,181	$224,648
Accrued discounts/(premiums)	0	0	202
Realized gain (loss)	0	766,430	(1,408)
Change in unrealized appreciation/depreciation	5,658	103,227	73
Purchases	133,590	192,857	0
Sales	0	(5,419,100)	(223,515)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	(1,565,595)	0

Balance as of 9/30/14	$139,248	$0	$0

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$5,658	$0	$0

90	Sanford C. Bernstein Fund, Inc.

	TOTAL
Balance as of 9/30/13	$6,146,829
Accrued discounts/(premiums)	202
Realized gain (loss)	765,022
Change in unrealized appreciation/depreciation	108,958
Purchases	326,447
Sales	(5,642,615)
Transfers in to Level 3	0
Transfers out of Level 3	(1,565,595)

Balance as of 9/30/14	$139,248 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$5,658

TAX-AWARE OVERLAY A PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADE	COMMON STOCKS - INFORMATION TECHNOLOGY
Balance as of 9/30/13	$15,109,056	$567,260	$0
Accrued discounts/(premiums)	0	510	0
Realized gain (loss)	1,843,636	(3,555)	0
Change in unrealized appreciation/depreciation	381,865	184	16,869
Purchases	490,275	0	337,444
Sales	(13,855,895)	(564,399)	0
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(3,968,937)	0	0

Balance as of 9/30/14	$0	$0	$354,313	+

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$0	$0	$16,869

	TOTAL
Balance as of 9/30/13	$15,676,316
Accrued discounts/(premiums)	510
Realized gain (loss)	1,840,081
Change in unrealized appreciation/depreciation	398,918
Purchases	827,719
Sales	(14,420,294)
Transfers in to Level 3	0
Transfers out of Level 3	(3,968,937)

Balance as of 9/30/14	$354,313

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$16,869

OVERLAY B PORTFOLIO	COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/13	$0	$6,084,587
Accrued discounts/(premiums)	(5,950)	477
Realized gain (loss)	(3,657)	(127,466)
Change in unrealized appreciation/depreciation	(77,679)	274,487
Purchases	2,946,935	8,205,000

2014 Annual Report	91

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Sales	$(26,700)	$(3,248,746)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/14	$2,832,949	$11,188,339

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$(77,679)	$80,247

	TOTAL
Balance as of 9/30/13	$6,084,587
Accrued discounts/(premiums)	(5,473)
Realized gain (loss)	(131,123)
Change in unrealized appreciation/depreciation	196,808
Purchases	11,151,935
Sales	(3,275,446)
Transfers in to Level 3	0
Transfers out of Level 3	0

Balance as of 9/30/14	$14,021,288

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$2,568

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/13	$5,733,123	$5,733,123
Accrued discounts/(premiums)	(12,135)	(12,135)
Realized gain (loss)	3,703	3,703
Change in unrealized appreciation/depreciation	(9,416)	(9,416)
Purchases	0	0
Sales	(1,190,000)	(1,190,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	(2,989,537)	(2,989,537)

Balance as of 9/30/14	$1,535,738	$1,535,738 +

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$(8,775)	$(8,775)

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/13	$4,919,738	$4,919,738
Accrued discounts/(premiums)	(83,230)	(83,230)
Realized gain (loss)	23,515	23,515
Change in unrealized appreciation/depreciation	27,798	27,798
Purchases	0	0
Sales	(4,034,446)	(4,034,446)
Transfers in to Level 3	0	0

92	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Transfers out of Level 3	$0	$0

Balance as of 9/30/14	$853,375	$853,375

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$29,178	$29,178

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/13	$700,147	$700,147
Accrued discounts/(premiums)	(30,222)	(30,222)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	44,451	44,451
Purchases	4,646,047	4,646,047
Sales	(80,000)	(80,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 9/30/14	$5,280,423	$5,280,423

Net change in unrealized appreciation/depreciation from investments held as of 9/30/14*	$44,588	$44,588

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

2014 Annual Report	93

Notes to Financial Statements (continued)

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolios) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2014, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific

94	Sanford C. Bernstein Fund, Inc.

expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio—due to reclassifications of foreign currency, foreign capital gains tax and paydown gains(losses), the tax treatment of passive foreign investment companies (PFICs) and swaps, and the utilization of earnings and profits distributed to shareholders on redemption of shares—are reflected as adjustments to the components of capital as of September 30, 2014, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Overlay A Portfolio	$0	$13,827,928	$(13,827,928)
Tax-Aware Overlay A Portfolio	0	381,709	(381,709)
Overlay B Portfolio	6,853,640	8,468,908	(15,322,548)
Tax-Aware Overlay B Portfolio	7,862,637	2,224,656	(10,087,293)
Tax-Aware Overlay C Portfolio	1,403,459	598,854	(2,002,313)
Tax-Aware Overlay N Portfolio	1,468,356	505,537	(1,973,893)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

2014 Annual Report	95

Notes to Financial Statements (continued)

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

This fee waiver and/or expense limitation agreement is in effect until January 31, 2015. During the year ended September 30, 2014, there was no such reimbursement.

During the year ended September 30, 2013, the Adviser reimbursed the Overlay A, Tax-Aware Overlay A and Overlay B Portfolios $87, $409 and $569, respectively, for trading losses incurred due to a trade entry error.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended September 30, 2014 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2013 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2014 (000)	DIVIDEND INCOME (000)
Overlay A	$358,072	$1,187,686	$1,370,889	$174,869	$222
Tax-Aware Overlay A	682,869	2,200,863	2,558,970	324,762	474
Overlay B	239,791	440,419	577,026	103,184	143
Tax-Aware Overlay B	373,026	688,863	919,324	142,565	244
Tax-Aware Overlay C	153,281	197,378	318,008	32,651	93
Tax-Aware Overlay N	87,210	163,745	220,067	30,888	58

96	Sanford C. Bernstein Fund, Inc.

The Portfolios may invest in the AllianceBernstein Pooling Portfolios—Multi-Asset Return Portfolio (“Multi-Asset Real Return Portfolio”), an open-end management investment company managed by the Adviser. A summary of the Portfolios’ transactions in shares of the Multi-Asset Real Return Portfolio for the year ended September 30, 2014 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2013 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	UNREALIZED APPRECIATION (DEPRECIATION) (000)	MARKET VALUE SEPTEMBER 30, 2014 (000)	DIVIDEND INCOME (000)
Overlay A	$195,086	$72,856	$43,500	$(3,984)	$(2,115)	$218,343	$6,756
Tax-Aware Overlay A	0	0	0	0	0	0	0
Overlay B	33,007	9,352	9,300	(852)	(187)	32,020	1,152
Tax-Aware Overlay B	0	0	0	0	0	0	0
Tax-Aware Overlay C	0	0	0	0	0	0	0
Tax-Aware Overlay N	0	0	0	0	0	0	0

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2014 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$1,528,917	$0	$0
Tax-Aware Overlay A	3,349,864	0	0
Overlay B	171,176	0	0
Tax-Aware Overlay B	272,690	0	0
Tax-Aware Overlay C	77,799	0	0
Tax-Aware Overlay N	60,530	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2014, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$1,780,854,453	$0	$1,589,310,865	$0
Tax-Aware Overlay A	3,661,768,962	0	3,172,187,156	0
Overlay B	868,556,890	163,258,044	663,469,599	145,738,883
Tax-Aware Overlay B	720,133,452	0	291,456,487	0
Tax-Aware Overlay C	264,923,671	0	104,166,925	0
Tax-Aware Overlay N	167,007,922	13,116,887	79,046,685	13,108,699

2014 Annual Report	97

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

		GROSS UNREALIZED
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)
Overlay A Portfolio	$1,633,584,515	$224,163,432	$(40,408,765)	$183,754,667
Tax-Aware Overlay A Portfolio	3,345,056,923	599,802,464	(77,048,889)	522,753,575
Overlay B Portfolio	1,112,820,578	19,709,404	(32,781,991)	(13,072,587)
Tax-Aware Overlay B Portfolio	1,731,172,056	68,890,449	(1,942,561)	66,947,888
Tax-Aware Overlay C Portfolio	484,246,395	17,767,571	(687,856)	17,079,715
Tax-Aware Overlay N Portfolio	384,719,133	14,077,475	(514,526)	13,562,949

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange- traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each future transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2014, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year. The gain or loss arising from the difference

98	Sanford C. Bernstein Fund, Inc.

between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2014, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2014, the Portfolios held written options for hedging and non-hedging purposes.

During the year ended September 30, 2014, the Portfolios held purchased options for hedging and non-hedging purposes.

2014 Annual Report	99

Notes to Financial Statements (continued)

For the year ended September 30, 2014, the Portfolios had the following transactions in written options:

PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Overlay A
Options written outstanding as of 9/30/13	0	$0
Options written	1,182,300	9,665,339
Options expired	0	0
Options bought back	(1,182,300)	(9,665,339)
Options exercised	0	0

Options written outstanding as of 9/30/14	0	$0

Tax-Aware Overlay A
Options written outstanding as of 9/30/13	0	$0
Options written	2,417,700	19,805,218
Options expired	0	0
Options bought back	(2,417,700)	(19,805,218)
Options exercised	0	0

Options written outstanding as of 9/30/14	0	$0

Overlay B
Options written outstanding as of 9/30/13	0	$0
Options written	264,700	2,153,125
Options expired	0	0
Options bought back	(264,700)	(2,153,125)
Options exercised	0	0

Options written outstanding as of 9/30/14	0	$0

Tax-Aware Overlay B
Options written outstanding as of 9/30/13	0	$0
Options written	423,300	3,439,826
Options expired	0	0
Options bought back	(423,300)	(3,439,826)
Options exercised	0	0

Options written outstanding as of 9/30/14	0	$0

Tax-Aware Overlay C
Options written outstanding as of 9/30/13	0	$0
Options written	122,900	1,000,310
Options expired	0	0
Options bought back	(122,900)	(1,000,310)
Options exercised	0	0

Options written outstanding as of 9/30/14	0	$0

100	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/13	0	$0
Options written	94,800	772,563
Options expired	0	0
Options bought back	(94,800)	(772,563)
Options exercised	0	0

Options written outstanding as of 9/30/14	0	$0

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate

2014 Annual Report	101

Notes to Financial Statements (continued)

swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2014, the Portfolios held interest rate swaps for hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2014, the Portfolios held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If a trigger event had occurred at September 30, 2014, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

102	Sanford C. Bernstein Fund, Inc.

At September 30, 2014, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on exchange-traded derivatives	$1,101,038	*	Margin due from/owed to broker on exchange-traded derivatives	$19,217	*
Equity contracts	Margin due from/owed to broker on exchange-traded derivatives	2,973,730	*	Margin due from/owed to broker on exchange-traded derivatives	480,448	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	13,840,881		Unrealized depreciation of forward currency exchange contracts	6,613,114
Equity contracts	Investments in securities at value	1,658,340
Equity contracts	Unrealized appreciation of total return swaps	196,104		Unrealized depreciation of total return swaps	1,865,418
Total		$19,770,093			$8,978,197

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$6,874,240	$(1,348,808)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	17,531,974	1,856,243
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(5,058,759)	6,914,769
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,116,163)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(32,477,504)	1,297,528

2014 Annual Report	103

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$1,931,909	$0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	447,257	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	14,845,543	(515,025)
Total		$2,978,497	$8,204,707

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on exchange-traded derivatives	$182,792	*
Equity contracts	Margin due from/owed to broker on exchange-traded derivatives	6,005,016	*	Margin due from/owed to broker on exchange-traded derivatives	$930,639	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	30,193,148		Unrealized depreciation of forward currency exchange contracts	15,778,899
Equity contracts	Investments in securities at value	3,416,040
Equity contracts	Unrealized appreciation of total return swaps	2,964,739
Total		$42,761,735			$16,709,538

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$7,574,237	$(4,994,425)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	37,885,708	3,652,499

104	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$13,222,554	$13,739,583
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,650,551)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(66,434,011)	2,430,424
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,951,838	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	564,094	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	19,875,907	3,524,047
Total		$14,989,776	$18,352,128

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on exchange-traded derivatives	$119,676	*	Margin due from/owed to broker on exchange-traded derivatives	$150,856	*
Equity contracts	Margin due from/owed to broker on exchange-traded derivatives	1,019,956	*	Margin due from/owed to broker on exchange-traded derivatives	673,415	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	19,035,272		Unrealized depreciation of forward currency exchange contracts	1,511,026
Equity contracts	Investments in securities at value	364,500
Equity contracts				Unrealized depreciation of total return swaps	2,076,187
Total		$20,539,404			$4,411,484

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2014 Annual Report	105

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,505,267)	$1,035,056
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	33,814,251	698,994
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(878,539)	23,173,300
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,433,337)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(7,294,835)	346,870
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	431,445	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,287,584	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,587,980	(1,791,749)
Total		$26,009,282	$23,462,471

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on exchange-traded derivatives	$336,436	*	Margin due from/owed to broker on exchange-traded derivatives
Equity contracts	Margin due from/owed to broker on exchange-traded derivatives	1,622,186	*	Margin due from/owed to broker on exchange-traded derivatives	$1,051,439	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	3,052,598		Unrealized depreciation of forward currency exchange contracts	2,213,653

106	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts	Investments in securities at value	$577,800
Equity contracts	Unrealized appreciation of total return swaps	1,636,889	Unrealized depreciation of total return swaps	$2,688,211
Total		$7,225,909		$5,953,303

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,748,807)	$2,231,808
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	58,165,927	1,339,371
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,167,730)	125,551
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,991,797)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(11,734,723)	602,027
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	689,756	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,498,828	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	7,895,453	(1,816,079)
Total		$46,606,907	$2,482,678

2014 Annual Report	107

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on exchange-traded derivatives	$107,467	*	Margin due from/owed to broker on exchange-traded derivatives
Equity contracts	Margin due from/owed to broker on exchange-traded derivatives	469,409	*	Margin due from/owed to broker on exchange-traded derivatives	$308,999	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	872,072		Unrealized depreciation of forward currency exchange contracts	721,956
Equity contracts	Investments in securities at value	169,020
Equity contracts	Unrealized appreciation of total return swaps	367,295		Unrealized depreciation of total return swaps	704,405
Total		$1,985,263			$1,735,360

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(648,849)	$126,842
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	16,938,200	389,902
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(321,957)	(71,210)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,167,350)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,400,995)	162,628
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	200,120	0

108	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$580,862	$0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,292,964	(540,445)
Total		$14,472,995	$67,717

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on exchange-traded derivatives	$84,020	*	Margin due from/owed to broker on exchange-traded derivatives
Equity contracts	Margin due from/owed to broker on exchange-traded derivatives	356,336	*	Margin due from/owed to broker on exchange-traded derivatives	$228,898	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	676,549		Unrealized depreciation of forward currency exchange contracts	487,515
Equity contracts	Investments in securities at value	129,060
Equity contracts	Unrealized appreciation of total return swaps	332,247		Unrealized depreciation of total return swaps	604,898
Total		$1,578,212			$1,321,311

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,154,475)	$469,743
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	12,981,584	304,316
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(271,341)	34,979

2014 Annual Report	109

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(888,515)	$0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,620,137)	129,741
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	154,393	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	571,113	0
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,829,492	(444,653)
Total		$10,602,114	$494,126

The following tables represent the volume of the Portfolio’s derivative transactions during the year ended September 30, 2014:

OVERLAY A PORTFOLIO

Futures:
Average original value of buy contracts	$360,294,237
Average original value of sale contracts	$129,038,014

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$153,338,971
Average principal amount of sale contracts	$216,883,781

Purchased Options:
Average monthly cost	$6,608,116	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$53,868,571	(b)

Total Return Swaps:
Average notional amount	$126,169,165
(a) Positions were open for eleven months during the year.
(b) Positions were open for seven months during the year.

110	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO

Futures:
Average original value of buy contracts	$473,828,322
Average original value of sale contracts	$115,742,744

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$350,533,393
Average principal amount of sale contracts	$472,872,142

Purchased Options:
Average monthly cost	$13,066,489	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$79,627,960	(b)
Total Return Swaps:
Average notional amount	$290,855,000
(a) Positions were open for eleven months during the year.
(b) Positions were open for seven months during the year.

OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$198,665,930
Average original value of sale contracts	$135,122,609

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$56,506,062
Average principal amount of sale contracts	$506,905,800

Purchased Options:
Average monthly cost	$3,692,726	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$134,257,273	(a)

Total Return Swaps:
Average notional amount	$68,338,955
(a) Positions were open for eleven months during the year

TAX-AWARE OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$328,699,040
Average original value of sale contracts	$124,146,569

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$51,410,725
Average principal amount of sale contracts	$34,651,150

Purchased Options:
Average monthly cost	$4,859,820	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$157,736,364	(a)

Total Return Swaps:
Average notional amount	$134,155,463
(a) Positions were open for eleven months during the year.

2014 Annual Report	111

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO
Futures:
Average original value of buy contracts	$98,543,664
Average original value of sale contracts	$18,449,305

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,817,713
Average principal amount of sale contracts	$9,453,607

Purchased Options:
Average monthly cost	$1,412,731	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$45,174,000	(b)

Total Return Swaps:
Average notional amount	$36,733,041
(a) Positions were open for eleven months during the year.
(b) Positions were open for ten months during the year.

TAX-AWARE OVERLAY N PORTFOLIO

Futures:
Average original value of buy contracts	$72,898,954
Average original value of sale contracts	$26,309,416

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,083,285
Average principal amount of sale contracts	$7,538,222

Purchased Options:
Average monthly cost	$1,083,272	(a)

Interest Rate Swaps:
Average notional amount	$33,278,182	(a)

Total Return Swaps:
Average notional amount	$30,039,815
(a) Positions were open for eleven months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

112	Sanford C. Bernstein Fund, Inc.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of September 30, 2014:

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$941,271	$0	$0	$0	$941,271
Morgan Stanley & Co., Inc.**	1,658,340	0	0	0	1,658,340

Total	$2,599,611	$0	$0	$0	$2,599,611

OTC Derivatives:
Barclays Bank PLC	$3,879,939	$(600,213)	$0	$(1,966,236)	$1,313,490
BNP Paribas SA	486,004	(486,004)	0	0	0
Brown Brothers Harriman & Co.	101,954	0	0	0	101,954
Credit Suisse International	15,370	(15,370)	0	0	0
Deutsche Bank AG	589,994	0	(589,994)	0	0
Goldman Sachs Bank USA	4,987,266	(670,476)	0	0	4,316,790
JPMorgan Chase Bank, NA	158,827	0	0	0	158,827
Morgan Stanley & Co., Inc.	411,993	(411,993)	0	0	0
Royal Bank of Scotland PLC	201,121	(4,324)	0	0	196,797
Standard Chartered Bank	132,242	(1,156)	0	0	131,086
State Street Bank & Trust Co.	173,194	(159,273)	0	0	13,921
UBS AG	2,899,081	(2,899,081)	0	0	0

Total	$14,036,985	$(5,247,890)	$(589,994)	$(1,966,236)	$6,232,865	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$1,865,418	$0	$0	$(1,371,974)	$493,444
Barclays Bank PLC	600,213	(600,213)	0	0	0
BNP Paribas SA	548,661	(486,004)	0	0	62,657
Citibank, NA	684,669	0	0	0	684,669
Credit Suisse International	243,003	(15,370)	0	0	227,633
Goldman Sachs Bank USA	670,476	(670,476)	0	0	0
HSBC Bank USA	33,021	0	0	0	33,021
Morgan Stanley & Co., Inc.	601,272	(411,993)	0	0	189,279
Royal Bank of Canada	128,530	0	0	0	128,530
Royal Bank of Scotland PLC	4,324	(4,324)	0	0	0
Standard Chartered Bank	1,156	(1,156)	0	0	0
State Street Bank & Trust Co.	159,273	(159,273)	0	0	0
UBS AG	2,938,516	(2,899,081)	0	0	39,435

Total	$8,478,532	$(5,247,890)	$0	$(1,371,974)	$1,858,668	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2014 Annual Report	113

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$1,734,736	$0	$0	$0	$1,734,736
Morgan Stanley & Co., Inc.**	3,416,040	0	0	0	3,416,040

Total	$5,150,776	$0	$0	$0	$5,150,776

OTC Derivatives:
Bank of America, NA	$2,558,366	$0	$0	$(2,558,366)	$0
Barclays Bank PLC	8,009,793	(1,426,400)	0	0	6,583,393
BNP Paribas SA	1,086,471	(1,086,471)	0	0	0
Brown Brothers Harriman & Co.	264,395	0	0	0	264,395
Citibank, NA	2,776	(2,776)	0	0	0
Credit Suisse International	30,804	(30,804)	0	0	0
Deutsche Bank AG	1,271,681	0	0	0	1,271,681
Deutsche Bank AG London	406,373	0	(406,373)	0	0
Goldman Sachs Bank USA	10,753,063	(1,621,847)	0	0	9,131,216
JPMorgan Chase Bank, NA	373,580	0	0	0	373,580
Morgan Stanley & Co., Inc.	857,016	(857,016)	0	0	0
Royal Bank of Scotland PLC	406,302	(9,827)	0	0	396,475
Standard Chartered Bank	335,597	0	0	0	335,597
State Street Bank & Trust Co.	422,749	(378,857)	0	0	43,892
UBS AG	6,378,921	(6,378,921)	0	0	0

Total	$33,157,887	$(11,792,919)	$(406,373)	$(2,558,366)	$18,400,229	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Barclays Bank PLC	$1,426,400	$(1,426,400)	$0	$0	$0
BNP Paribas SA	1,393,954	(1,086,471)	0	0	307,483
Citibank, NA	1,451,878	(2,776)	0	0	1,449,102
Credit Suisse International	355,923	(30,804)	0	0	325,119
Goldman Sachs Bank USA	1,621,847	(1,621,847)	0	0	0
HSBC Bank USA	86,649	0	0	0	86,649
Morgan Stanley & Co., Inc.	1,691,333	(857,016)	0	0	834,317
Royal Bank of Canada	246,934	0	0	0	246,934
Royal Bank of Scotland PLC	9,827	(9,827)	0	0	0
State Street Bank & Trust Co.	378,857	(378,857)	0	0	0
UBS AG	7,115,297	(6,378,921)	0	0	736,376

Total	$15,778,899	$(11,792,919)	$0	$0	$3,985,980	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

114	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$457,719	$0	$0	$0	$457,719
Morgan Stanley & Co., Inc.**	364,500	0	0	0	364,500

Total	$822,219	$0	$0	$0	$822,219

OTC Derivatives:
Barclays Bank PLC	$875,397	$0	$0	$(604,430)	$270,967
BNP Paribas SA	492,047	(7,409)	0	0	484,638
Brown Brothers Harriman & Co.	4,218,277	0	0	0	4,218,277
Citibank, NA	59,673	(59,673)	0	0	0
Credit Suisse International	2,070,180	0	0	0	2,070,180
Deutsche Bank AG	262,882	0	0	0	262,882
Goldman Sachs Bank USA	497,103	(186,664)	0	0	310,439
HSBC Bank USA	1,159,368	0	0	0	1,159,368
JPMorgan Chase Bank, NA	7,484,351	0	(3,180,000)	0	4,304,351
Morgan Stanley & Co., Inc.	373,989	0	0	0	373,989
Standard Chartered Bank	27,683	0	0	0	27,683
State Street Bank & Trust Co.	710,917	(208,804)	0	0	502,113
UBS AG	803,405	(803,405)	0	0	0

Total	$19,035,272	$(1,265,955)	$(3,180,000)	$(604,430)	$13,984,887	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Bank of America, NA	$1,052,536	$0	$0	$(863,994)	$188,542
BNP Paribas SA	7,409	(7,409)	0	0	0
Citibank, NA	581,268	(59,673)	0	(369,997)	151,598
Goldman Sachs Bank USA	186,664	(186,664)	0	0	0
Goldman Sachs International*	442,383	0	0	(442,383)	0
Royal Bank of Scotland PLC	1,324	0	0	0	1,324
State Street Bank & Trust Co.	208,804	(208,804)	0	0	0
UBS AG	1,106,825	(803,405)	0	0	303,420

Total	$3,587,213	$(1,265,955)	$0	$(1,676,374)	$644,884	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2014 Annual Report	115

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$578,568	$0	$0	$0	$578,568
Morgan Stanley & Co., Inc.**	577,800	0	0	0	577,800

Total	$1,156,368	$0	$0	$0	$1,156,368

OTC Derivatives:
Bank of America, NA	$1,636,889	$0	$0	$(1,636,889)	$0
Barclays Bank PLC	1,419,664	0	0	(1,072,804)	346,860
BNP Paribas SA	234,310	(9,624)	0	0	224,686
Goldman Sachs Bank USA	492,129	(272,447)	0	0	219,682
Morgan Stanley & Co., Inc.	95,362	0	0	0	95,362
State Street Bank & Trust Co.	1,668	(1,668)	0	0	0
UBS AG	809,465	(809,465)	0	0	0

Total	$4,689,487	$(1,093,204)	$0	$(2,709,693)	$886,590	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
BNP Paribas SA	$9,624	$(9,624)	$0	$0	$0
Citibank, NA	2,086,815	0	0	(1,900,000)	186,815
Goldman Sachs Bank USA	272,447	(272,447)	0	0	0
Goldman Sachs International	726,807	0	0	(726,807)	0
Royal Bank of Scotland PLC	2,914	0	0	0	2,914
State Street Bank & Trust Co.	316,074	(1,668)	0	0	314,406
UBS AG	1,487,183	(809,465)	0	0	677,718

Total	$4,901,864	$(1,093,204)	$0	$(2,626,807)	$1,181,853	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

116	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$174,806	$0	$0	$0	$174,806
Morgan Stanley & Co., Inc.**	169,020	0	0	0	169,020

Total	$343,826	$0	$0	$0	$343,826

OTC Derivatives:
Bank of America, NA*	$367,295	$0	$0	$(367,295)	$0
Barclays Bank PLC	442,217	0	0	0	442,217
BNP Paribas SA	10,947	0	0	0	10,947
Deutsche Bank AG	67,951	0	0	0	67,951
Goldman Sachs Bank USA	81,289	(81,289)	0	0	0
Royal Bank of Scotland PLC	25,164	(580)	0	0	24,584
Standard Chartered Bank	25,731	0	0	0	25,731
UBS AG	218,773	(218,773)	0	0	0

Total	$1,239,367	$(300,642)	$0	$(367,295)	$571,430	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$548,100	$0	$0	$(290,000)	$258,100
Goldman Sachs Bank USA	86,997	(81,289)	0	0	5,708
Goldman Sachs International	200,339	0	0	0	200,339
JPMorgan Chase Bank NA	9,611	0	0	0	9,611
Royal Bank of Scotland PLC	580	(580)	0	0	0
State Street Bank & Trust Co.	101,083	0	0	0	101,083
UBS AG	479,651	(218,773)	0	0	260,878

Total	$1,426,361	$(300,642)	$0	$(290,000)	$835,719	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2014 Annual Report	117

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$130,638	$0	$0	$0	$130,638
Morgan Stanley & Co., Inc.**	129,060	0	0	0	129,060

Total	$259,698	$0	$0	$0	$259,698

OTC Derivatives:
Bank of America, NA	$332,247	$0	$0	$(332,247)	$0
Barclays Bank PLC	314,093	0	0	0	314,093
BNP Paribas SA	8,592	0	0	0	8,592
Deutsche Bank AG	25,725	0	0	0	25,725
Goldman Sachs Bank USA	112,803	(61,218)	0	0	51,585
Morgan Stanley & Co., Inc.	24,929	0	0	0	24,929
Standard Chartered Bank	20,577	0	0	0	20,577
State Street Bank & Trust Co.	436	(436)	0	0	0
UBS AG	169,394	(169,394)	0	0	0

Total	$1,008,796	$(231,048)	$0	$(332,247)	$445,501	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
OTC Derivatives:
Citibank, NA	$474,797	$0	$0	$(260,000)	$214,797
Goldman Sachs Bank USA	61,218	(61,218)	0	0	0
Goldman Sachs International	160,848	0	0	0	160,848
Royal Bank of Scotland PLC	566	0	0	0	566
State Street Bank & Trust Co.	68,780	(436)	0	0	68,344
UBS AG	326,204	(169,394)	0	0	156,810

Total	$1,092,413	$(231,048)	$0	$(260,000)	$601,365	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

118	Sanford C. Bernstein Fund, Inc.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

PORTFOLIO	2014	2013
Overlay A
Distributions paid from:
Ordinary income	$24,751,405	$10,934,484

Total distributions paid	$24,751,405	$10,934,484

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$23,936,083	$11,579,810

Total distributions paid	$23,936,083	$11,579,810

Overlay B
Distributions paid from:
Ordinary income	$62,965,952	$15,830,100
Long-term capital gains	24,381,275	14,591,747

Total distributions paid	$87,347,227	$30,421,847

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$65,488,135	$976,680
Long-term capital gains	49,198,181	10,412,955

Total taxable distributions	114,686,316	11,389,635
Tax exempt distributions	19,986,153	15,860,259

Total distributions paid	$134,672,469	$27,249,894

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$17,812,599	$344,610
Long-term capital gains	15,943,110	2,502,478

Total taxable distributions	33,755,709	2,847,088
Tax exempt distributions	4,250,928	3,506,316

Total distributions paid	$38,006,637	$6,353,404

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$14,803,109	$214,597
Long-term capital gains	10,764,524	2,658,810

Total taxable distributions	25,567,633	2,873,407
Tax exempt distributions	3,690,904	2,606,258

Total distributions paid	$29,258,537	$5,479,665

2014 Annual Report	119

Notes to Financial Statements (continued)

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES (b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$32,787,603	$73,889,010	$0	$185,648,912	$292,325,525
Tax-Aware Overlay A	24,096,768	204,412,867	(541,967)	529,079,733	757,047,401
Overlay B	36,555,085	11,894,389	(2,879,322)	(12,383,275)	33,186,877
Tax-Aware Overlay B	29,795,135	5,504,007	(64,205)	67,331,038	102,565,975
Tax-Aware Overlay C	7,260,976	2,503,511	(19,576)	17,138,773	26,883,684
Tax-Aware Overlay N	6,252,619	1,816,684	(14,271)	13,606,171	21,661,203

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Tax-Aware Overlay B Portfolio	$9,579,485
Tax-Aware Overlay C Portfolio	1,967,785
Tax-Aware Overlay N Portfolio	1,952,628

(b)	As of September 30, 2014, Overlay B Portfolio, Tax-Aware Overlay A Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio deferred $2,879,322, $541,967, $64,205, $19,576 and $14,271, respectively, in straddle losses. During the fiscal year, Overlay A Portfolio and Tax-Aware Overlay A Portfolio utilized capital loss carryforwards of $28,717,772 and $60,126,788, respectively,to offset current year net realized gains.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities and partnership investments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2014, none of the Portfolios had capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds and notes. The Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. More recently, the Federal Reserve has reduced its market support activities. Increases in interest rates may cause the value of a Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For

120	Sanford C. Bernstein Fund, Inc.

example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on each Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

2014 Annual Report	121

Notes to Financial Statements (continued)

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—A Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment In Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment

122	Sanford C. Bernstein Fund, Inc.

companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2014, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

Share transactions for each Portfolio for the years ended September 30, 2014 and September 30, 2013, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	16,387,585	20,124,354	$205,134,326	$223,812,680
Shares issued on reinvestment of dividends	1,489,784	756,150	17,951,896	7,848,843
Shares redeemed	(14,454,965)	(24,306,125)	(181,241,464)	(267,540,296)

Net increase (decrease)	3,422,404	(3,425,621)	41,844,758	(35,878,773)
Beginning of period	114,096,566	117,522,187	1,229,696,082	1,265,574,855

End of period	117,518,970	114,096,566	$1,271,540,840	$1,229,696,082

Class 2 Shares
Shares sold	5,175,847	10,098,511	$64,409,052	$113,533,453
Shares issued on reinvestment of dividends	396,784	171,392	4,781,247	1,780,758
Shares redeemed	(3,364,440)	(6,930,698)	(42,302,211)	(76,567,918)

Net increase	2,208,191	3,339,205	26,888,088	38,746,293
Beginning of period	26,253,654	22,914,449	286,717,312	247,971,019

End of period	28,461,845	26,253,654	$313,605,400	$286,717,312

2014 Annual Report	123

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	32,936,426	48,045,986	$432,138,708	$549,381,710
Shares issued on reinvestment of dividends	1,090,509	567,753	13,849,470	6,023,861
Shares redeemed	(24,234,402)	(44,830,411)	(320,157,136)	(504,160,335)

Net increase	9,792,533	3,783,328	125,831,042	51,245,236
Beginning of period	210,444,551	206,661,223	2,284,091,323	2,232,846,087

End of period	220,237,084	210,444,551	$2,409,922,365	$2,284,091,323

Class 2 Shares
Shares sold	11,210,086	15,893,700	$149,188,071	$182,176,352
Shares issued on reinvestment of dividends	405,762	257,094	5,161,287	2,732,904
Shares redeemed	(8,902,027)	(13,582,921)	(118,209,024)	(151,957,126)

Net increase	2,713,821	2,567,873	36,140,334	32,952,130
Beginning of period	63,773,691	61,205,818	703,673,861	670,721,731

End of period	66,487,512	63,773,691	$739,814,195	$703,673,861

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	13,504,861	15,483,457	$145,141,092	$169,843,753
Shares issued on reinvestment of dividends and distributions	6,633,825	2,140,092	68,394,736	22,920,387
Shares redeemed	(11,391,968)	(20,158,439)	(122,807,571)	(221,245,424)

Net increase (decrease)	8,746,718	(2,534,890)	90,728,257	(28,481,284)
Beginning of period	75,993,694	78,528,584	795,206,201	823,687,485

End of period	84,740,412	75,993,694	$885,934,458	$795,206,201

Class 2 Shares
Shares sold	3,799,473	4,293,681	$40,469,105	$46,816,634
Shares issued on reinvestment of dividends and distributions	1,436,911	482,141	14,800,179	5,163,731
Shares redeemed	(3,628,741)	(6,266,811)	(39,569,996)	(68,549,794)

Net increase (decrease)	1,607,643	(1,490,989)	15,699,288	(16,569,429)
Beginning of period	16,834,446	18,325,435	177,419,585	193,989,014

End of period	18,442,089	16,834,446	$193,118,873	$177,419,585

124	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	18,400,424	24,816,591	$201,344,299	$277,415,392
Shares issued on reinvestment of dividends and distributions	8,361,969	1,386,058	88,636,875	15,149,618
Shares redeemed	(15,959,012)	(29,156,091)	(175,794,604)	(325,327,115)

Net increase (decrease)	10,803,381	(2,953,442)	114,186,570	(32,762,105)
Beginning of period	100,847,147	103,800,589	1,051,530,503	1,084,292,608

End of period	111,650,528	100,847,147	$1,165,717,073	$1,051,530,503

Class 2 Shares
Shares sold	10,335,847	7,780,728	$113,237,331	$87,054,361
Shares issued on reinvestment of dividends and distributions	3,640,187	694,006	38,585,981	7,592,423
Shares redeemed	(7,345,179)	(15,846,068)	(81,241,695)	(176,327,278)

Net increase (decrease)	6,630,855	(7,371,334)	70,581,617	(81,680,494)
Beginning of period	44,179,173	51,550,507	458,569,306	540,249,800

End of period	50,810,028	44,179,173	$529,150,923	$458,569,306

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	5,908,296	5,549,134	$64,535,145	$61,856,298
Shares issued on reinvestment of dividends and distributions	2,097,283	296,905	22,210,230	3,242,206
Shares redeemed	(4,106,763)	(4,924,298)	(45,102,016)	(54,878,081)

Net increase	3,898,816	921,741	41,643,359	10,220,423
Beginning of period	25,726,652	24,804,911	268,634,725	258,414,302

End of period	29,625,468	25,726,652	$310,278,084	$268,634,725

Class 2 Shares
Shares sold	1,557,770	3,523,964	$16,981,951	$39,170,611
Shares issued on reinvestment of dividends and distributions	1,345,198	196,802	14,245,646	2,151,047
Shares redeemed	(3,332,688)	(1,967,256)	(36,817,336)	(21,811,652)

Net increase (decrease)	(429,720)	1,753,510	(5,589,739)	19,510,006
Beginning of period	16,394,347	14,640,837	173,024,132	153,514,126

End of period	15,964,627	16,394,347	$167,434,393	$173,024,132

2014 Annual Report	125

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/14	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	4,372,403	5,508,466	$47,266,972	$61,057,638
Shares issued on reinvestment of dividends and distributions	2,220,172	371,794	23,311,807	4,026,534
Shares redeemed	(3,632,001)	(7,094,286)	(39,876,726)	(78,387,139)

Net increase (decrease)	2,960,574	(1,214,026)	30,702,053	(13,302,967)
Beginning of period	27,649,954	28,863,980	287,855,197	301,158,164

End of period	30,610,528	27,649,954	$318,557,250	$287,855,197

Class 2 Shares
Shares sold	461,093	1,118,625	$5,121,913	$12,366,350
Shares issued on reinvestment of dividends and distributions	440,146	74,034	4,625,936	802,530
Shares redeemed	(354,234)	(1,847,894)	(3,894,782)	(20,469,895)

Net increase (decrease)	547,005	(655,235)	5,853,067	(7,301,015)
Beginning of period	4,978,158	5,633,393	51,237,033	58,538,048

End of period	5,525,163	4,978,158	$57,090,100	$51,237,033

As of September 30, 2014, certain shareholders of the Overlay A Portfolio and Tax-Aware Overlay C Portfolio owned 13% and 14% of the Portfolio’s outstanding shares, respectively. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE 7.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

126	Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

Sanford C. Bernstein Fund, Inc.

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Fund”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the fives years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 26, 2014

2014 Annual Report	127

2014 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2014. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	47.08%	0.75%
Tax-Aware Overlay A	100.00%	1.00%
Overlay B	0.17%	8.03%
Tax-Aware Overlay B	0.00%	2.72%
Tax-Aware Overlay C	0.00%	2.71%
Tax-Aware Overlay N	0.00%	2.39%

For the taxable year ended September 30, 2014, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$24,466,162
Tax-Aware Overlay A	53,704,235
Overlay B	2,939,015
Tax-Aware Overlay B	264,433
Tax-Aware Overlay C	75,931
Tax-Aware Overlay N	57,975

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

128	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Bart Friedman*^

Chairman

Dianne F. Lob

President

Suzanne Brenner*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Thomas B. Stiles II*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2014 Annual Report	129

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Dianne F. Lob,† 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2009. She is Senior Managing Director-Equities of AllianceBernstein since 2014. From 2004 to 2014, she was Chairman of Bernstein’s Private Client Investment Policy Group. Prior to joining AllianceBernstein in 1999, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.	18	None
DISINTERESTED DIRECTORS
Bart Friedman,‡^ Chairman of the Board 69 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2009.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

Suzanne Brenner,‡ 56 (2014)

Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined in 1999. Suzanne is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation (1994-1999), through a private equity firm, QCS, Inc. (1992-1994), and Ernst & Young LLP (1981-1992). She is a Director and member of the Finance Committee of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.

		18	100 Women in Hedge Funds; and private family trust

130	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
R. Jay Gerken,‡ 63 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation and Associated Banc-Corp

William Kristol,‡ 61 (1994)	Editor, The Weekly Standard since prior to 2009. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Debra Perry,‡ 63 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group since prior to 2009 until 2011

2014 Annual Report	131

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (year of Election*)	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
Donald K. Peterson,‡ 65 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from January 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development

Thomas B. Stiles, II,‡ 73 (2003)	President and Director of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Rosalie J. Wolf,‡ 73 (2000)	Managing Partner, Botanica Capital Partners LLC and also Member of the Brock Capital Group LLC. since prior to 2009. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from 2001 to 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF; and North European Oil Royalty Trust

* There is no stated term of office for the Directors.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

† Ms. Lob is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

‡ Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

132	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past 5 Years
Dianne F. Lob, 60	President	See biography above.

Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2009.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Vincent S. Noto, 49	Chief Compliance Officer	Vice President, Mutual Fund Chief Compliance Officer of AllianceBernstein (the “Adviser”)** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

2014 Annual Report	133

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Overlay Portfolios (the “Portfolios”):2

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Overlay Portfolios, which utilize the Adviser’s Dynamic Asset Allocation (“DAA”) service, are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 80% equity and 20% fixed income). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 30% equity and 70% fixed income).3 Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events,” and maintain returns over time. While the Overlay Portfolios are designed to reduce the probability of larger losses, conversely, the side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, which would include other investments, such as individual securities as well as holdings in one or more of the Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 The Senior Officer’s evaluation was completed on October 7, 2014 and discussed with the Board on October 17, 22 and 23, 2014.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Class 1 shares of the Portfolios unless otherwise indicated.

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes for shareholders resident in California and New York, respectively.

134	Sanford C. Bernstein Fund, Inc.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[5]
Overlay A Portfolio	0.90%
Tax-Aware Overlay A Portfolio

Overlay B Portfolio	0.65%
Tax-Aware Overlay B Portfolio
Tax-Aware Overlay C Portfolio
Tax-Aware Overlay N Portfolio

The Portfolios’ net assets on September 30, 2014 and September 30, 2013 are set forth below:

PORTFOLIO	09/30/14 NET ASSETS ($MM)	09/30/13 NET ASSETS ($MM)	CHANGE ($MM)
Overlay A Portfolio	$1,880.4	$1,675.4	$205.0

Tax-Aware Overlay A Portfolio	$3,911.7	$3,404.0	$507.7

Overlay B Portfolio	$1,119.7	$1,034.0	$85.7

Tax-Aware Overlay B Portfolio	$1,806.2	$1,652.1	$154.1

Tax-Aware Overlay C Portfolio	$505.9	$477.9	$28.0

Tax-Aware Overlay N Portfolio	$399.4	$367.1	$32.2

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth

4 Jones v. Harris at 1427.

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

2014 Annual Report	135

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

below.6 , 7 During the semi-annual period ending March 31, 2014, all of the Portfolios were operating below their expense caps. Accordingly, the Portfolios’ expense limitation undertakings were of no effect during the semi-annual period ended March 31, 2014.

	SEMI-ANNUAL PERIOD ENDING 03/31/14 TOTAL EXPENSE RATIO[8]
PORTFOLIO		EXP. CAP	GROSS
Overlay A Portfolio	Class 1	1.20%	1.15%
	Class 2	1.00%	0.95%

Tax-Aware Overlay A Portfolio	Class 1	1.20%	1.13%
	Class 2	1.00%	0.93%

Overlay B Portfolio	Class 1	0.90%	0.86%
	Class 2	0.75%	0.71%

Tax-Aware Overlay B Portfolio	Class 1	0.90%	0.84%
	Class 2	0.75%	0.69%

Tax-Aware Overlay C Portfolio	Class 1	0.90%	0.87%
	Class 2	0.75%	0.72%

Tax-Aware Overlay N Portfolio	Class 1	0.90%	0.89%
	Class 2	0.75%	0.74%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should

6 On January 28, 2014, the Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Portfolios through January 31, 2015.

7 The agreement allows for the Adviser to be reimbursed through January 31, 2015 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Portfolios’ expense caps through January 31, 2015.

8 Annualized.

136	Sanford C. Bernstein Fund, Inc.

be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.9 However, with respect to the Portfolios, the Adviser represented that there are no institutional products in the Adviser’s Form ADV that have similar investment style as the Portfolios.

The Adviser manages the AllianceBernstein Cap Fund, Inc.—Dynamic All

Market Fund (“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as Overlay A Portfolio.10 Set forth below is the advisory fee schedule of Dynamic All Market Fund and what would have been the effective advisory fee of the Overlay A Portfolio had the retail mutual fund’s fee schedule been applicable to the Overlay A Portfolio based on the Overlay A Portfolio’s September 30, 2014 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic All Market Fund	60 bp (flat fee)	0.600%	0.900%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS – Dynamic Asset Allocation Portfolio has a somewhat similar investment style as the Overlay A Portfolio, and its advisory fee schedule is set forth in the table below.11

PORTFOLIO	AVPS PORTFOLIO	AVPS FEE SCHEDULE	AVPS EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700%	0.900%

9 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10 Dynamic All Market Fund, which is designed as a stand-alone investment, invests in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies through the use of index-based investments. The Adviser utilizes its dynamic asset allocation (“DAA”) principles and toolset in managing Dynamic All Market Fund.

11 AVPS—Dynamic Asset Allocation Portfolio is designed as a balanced fund with a neutral asset allocation of 60% equity and 40% fixed income. The Adviser utilizes its DAA principles and toolset in managing the portfolio’s risk profile and asset allocation.

2014 Annual Report	137

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as the Overlay A Portfolio. Also shown are Overlay A Portfolio’s advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Overlay A Portfolio’s September 30, 2014 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Overlay A Portfolio	Client #1[12]	0.35% on the first $400 million 0.30% on the balance	0.465%	0.900%

	Client #2	0.40% on first $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.327%	0.900%

	Client #3[13]	0.18% on first $500 million 0.15% on next $1 billion 0.13% on the balance	0.154%	0.900%

	Client #4	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.308%	0.900%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to Overlay A Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Overlay A Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.14 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,15 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)16 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

12 The sub-advisory relationship is with an affiliate of the Adviser.

13 The Adviser provides passive overlay services to the sub-advised account but does not manage the underlying portfolios of the sub-advised account.

14 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

15 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

16 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

138	Sanford C. Bernstein Fund, Inc.

As noted previously, the Portfolios were not designed as stand-alone portfolios, in contrast to their Lipper peers, which are stand-alone. Accordingly, the peers selected for each Portfolio from Lipper’s Global Flexible universe were based primarily on asset size and may be of limited value for comparison purposes.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Overlay A Portfolio	0.900	0.754	10/12
Tax-Aware Overlay A Portfolio	0.900	0.752	9/12
Tax-Aware Overlay B Portfolio	0.650	0.701	4/12
Overlay B Portfolio	0.650	0.795	4/15
Tax-Aware Overlay C Portfolio	0.650	0.798	3/18
Tax-Aware Overlay N Portfolio	0.650	0.798	2/18

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EG and Lipper Expense Universe (“EU”). The EU17 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

PORTFOLIO	EXPENSE RATIO (%)[18]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Overlay A Portfolio	1.152	1.164	5/12	1.076	108/187
Tax-Aware Overlay A Portfolio	1.135	1.145	6/12	1.085	100/186
Overlay B Portfolio	0.857	1.200	2/15	1.085	34/186
Tax-Aware Overlay B Portfolio	0.839	1.164	3/12	1.085	34/190
Tax-Aware Overlay C Portfolio	0.879	1.192	4/18	1.094	34/189
Tax-Aware Overlay N Portfolio	0.892	1.192	5/18	1.094	47/189

Based on this analysis, the Portfolios have lower contractual management fees than their respective EG medians with the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have higher contractual management fees. The Portfolios have lower total expense ratios than their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability, excluding and including administrating and servicing fees, with respect to the Portfolios increased in 2013 compared to 2012.

17 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18 The total expense ratios are for the Portfolios’ most recently completed fiscal year Class 1 shares.

2014 Annual Report	139

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges Tax-Aware Overlay A Portfolio and Overlay A Portfolio a fee of 0.20% of average daily net assets, and Overlay B Portfolio and the Tax-Aware Overlay B, C and N Portfolios a fee of 0.15% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2013:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Overlay A Portfolio	$2,553,392
Tax-Aware Overlay A Portfolio	$4,710,211
Overlay B Portfolio	$1,289,967
Tax-Aware Overlay B Portfolio	$1,708,364
Tax-Aware Overlay C Portfolio	$425,756
Tax-Aware Overlay N Portfolio	$463,288

During the fiscal year ended September 30, 2013, none of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. Absent extraordinary circumstances, the Portfolios are restricted from conducting trades through SCB.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

19 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

140	Sanford C. Bernstein Fund, Inc.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.20

The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.22

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $486 billion as of August 31, 2014, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the Portfolios’ 1 and 3 year gross performance returns as of July 31, 2014 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”). 23,24 Also shown are the gross performance rankings of the Portfolios. It should be noted that the Portfolios are not designed to be used as stand-alone investments, unlike their peers, and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the Lipper performance comparisons for the Portfolios are shown only for information purposes and do not indicate how successful the Portfolios are in meeting their investment objectives.

		PORTFOLIO RETURN (%)[25]	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Overlay A Portfolio	1 year	12.94	11.80	10.29	4/12	67/360
	3 year	8.63	7.13	7.73	4/11	72/221
Tax-Aware Overlay A Portfolio	1 year	12.92	12.28	10.29	5/12	67/360
	3 year	8.01	8.47	7.73	7/11	92/221
Overlay B Portfolio	1 year	7.27	11.07	10.28	13/15	303/360
	3 year	5.49	7.19	7.68	13/14	163/221
Tax-Aware Overlay B Portfolio	1 year	7.02	11.29	10.28	11/12	307/360
	3 year	5.31	7.01	7.68	10/11	163/221
Tax-Aware Overlay C Portfolio	1 year	7.06	10.44	10.28	16/19	307/360
	3 year	5.24	7.19	7.68	14/17	163/221
Tax-Aware Overlay N Portfolio	1 year	7.35	10.44	10.28	15/19	302/360
	3 year	5.20	7.19	7.68	14/17	163/221

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolios (in bold)26 versus their benchmarks.27 As previously indicated, the Portfolios are not designed to be used as stand-alone investments and are used

20 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22 There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

23 The Portfolios’ PG/PUs are not identical to the Portfolios’ EG/EUs as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

24 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25 The gross performance returns are for the Class 1 shares for the Portfolios.

26 The performance returns shown in the table for the Class 1 shares for the Portfolios were provided by the Adviser.

27 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2014.

2014 Annual Report	141

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

only in conjunction with globally diversified Private Client portfolios. Accordingly, the benchmark performance comparisons for the Portfolios are shown only for information purposes and are not meant to indicate how successful the Portfolios are in meeting their investment objectives.28

	PERIODS ENDING JULY 31, 2014 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	SINCE INCEPTION (%)
Overlay A Portfolio	11.65	7.38	8.98
S&P 500 Stock Index	16.94	16.84	16.79
Inception Date: February 8, 2010

Tax-Aware Overlay A Portfolio	11.65	6.79	8.43
S&P 500 Stock Index	16.94	16.84	16.79
Inception Date: February 8, 2010

Overlay B Portfolio	6.35	4.58	5.93
Barclays Capital 5 Year GO Municipal Bond Index	4.98	4.19	4.16
Inception Date: February 8, 2010

Tax-Aware Overlay B Portfolio	6.12	4.43	5.54
Barclays Capital Global Aggregate Bond Index	3.24	2.54	3.14
Inception Date: February 8, 2010

Tax-Aware Overlay C Portfolio	6.13	4.32	5.44
Barclays Capital 5 Year GO Municipal Bond Index	3.24	2.54	3.14
Inception Date: February 8, 2010

Tax-Aware Overlay N Portfolio	6.40	4.27	5.39
Barclays Capital 5 Year GO Municipal Bond Index	3.24	2.54	3.14
Inception Date: February 8, 2010

As indicated previously, the Portfolios were not designed as stand-alone portfolios, in contrast to the Portfolios’ Lipper peers. The Portfolios are used in conjunction with globally diversified Private Client portfolios. The table below shows the impact of the Portfolios, herein referred to as “DAA”, as of July 31, 2014 on a Tax-Aware account and on a Non-Taxable account:29,30

TAX-AWARE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/14 % RETURN	1 YEAR PERIOD ENDING 7/31/14 % VOLATILITY	INCEPTION- 7/31/2014 % RETURN	INCEPTION- 7/31/2014 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	6.38	3.06	5.53	4.50
Fully Diversified—Traditional Portfolio	6.48	2.99	5.50	4.71
Impact of DAA	-0.10	0.07	0.03	-0.21

Fully Diversified—Benchmark[31]	7.85	2.64	7.04	4.25

28 Providing a comparison of each individual Portfolio’s performance against a broad-based securities market index is consistent with the SEC requirement that each registered investment company specify such a benchmark.

29 Information with respect to DAA’s impact on a Tax-Aware account and a Non-Taxable account was provided by the Adviser.

30 The Directors discussed the higher 1 year account volatility for Tax-Aware and Non-Taxable Investor Portfolios with DAA, except for the 30/70 Non-Taxable Investor Portfolio, and have accepted the Adviser’s explanation for this result given the relatively low volatility in the financial markets.

31 Inception through 9/30/12: 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI Emerging Markets, 70% Barclays 1-10 Year Munis; 9/30/12 to Present: 20.37% S&P 500, 7.275% MSCI EAFE, 1.455% MSCI Emerging Markets, 67.90% Barclays 1-10 Year Munis, 3% HFRI FOF Composite Index.

142	Sanford C. Bernstein Fund, Inc.

TAX-AWARE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/14 % RETURN	1 YEAR PERIOD ENDING 7/31/14 % VOLATILITY	INCEPTION- 7/31/2014 % RETURN	INCEPTION- 7/31/2014 % VOLATILITY
60/40 Investor
Fully Diversified—With DAA	9.13	5.58	7.57	8.63
Fully Diversified—Traditional Portfolio	9.14	5.34	7.69	9.23
Impactof DAA	-0.01	0.24	-0.13	-0.61

Fully Diversified—Benchmark[32]	10.75	5.30	10.07	8.20

80/20 Investor
Fully Diversified—With DAA	10.58	6.92	8.57	11.47
Fully Diversified—Traditional Portfolio	10.55	6.59	8.80	12.33
Impactof DAA	0.03	0.33	-0.22	-0.87

Fully Diversified—Benchmark[33]	12.25	5.73	11.77	10.93

Non-Taxable Portfolio

30/70 Investor
Fully Diversified—With DAA	7.10	3.11	6.57	4.55
Fully Diversified—Traditional Portfolio	7.42	3.13	6.81	5.05
Impactof DAA	-0.32	-0.02	-0.25	-0.50

Fully Diversified—Benchmark[34]	7.44	2.99	7.40	4.28

NON-TAXABLE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/14 % RETURN	1 YEAR PERIOD ENDING 7/31/14 % VOLATILITY	INCEPTION- 7/31/2014 % RETURN	INCEPTION- 7/31/2014 % VOLATILITY
60/40 Investor
Fully Diversified—With DAA	9.39	5.22	8.38	8.53
Fully Diversified—Traditional Portfolio	9.48	4.96	8.62	9.56
Impact of DAA	-0.09	0.26	-0.24	-1.03

Fully Diversified—Benchmark[35]	10.19	4.35	10.32	8.44

80/20 Investor
Fully Diversified—With DAA	10.58	6.50	9.26	11.29
Fully Diversified—Traditional Portfolio	10.55	6.13	9.49	12.69
Impact of DAA	0.03	0.36	-0.23	-1.40

Fully Diversified—Benchmark[36]	11.63	5.30	11.95	11.34

32 Inception through 9/30/12: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Barclays 1-10 Year Munis; 9/30/12 to Present: 36.204% S&P 500, 12.93% MSCI EAFE, 2.586% MSCI Emerging Markets, 34.48% Barclays 1-10 Year Munis, 13.8% HFRI FOF Composite Index.

33 Inception through 9/30/12: 56% S&P 500, 20% MSCI EAFE, 4% MSCI Emerging Markets, 20% Barclays 1-10 Year Munis; 9/30/12 to Present: 44.24% S&P 500, 15.8% MSCI EAFE, 3.16% MSCI Emerging Markets, 15.8% Barclays 1-10 Year Munis, 21% HFRI FOF Composite Index.

34 Inception through 7/31/11: 20% S&P 500, 7.1% MSCI EAFE, 1.4% MSCI Emerging Markets, 3% FTSE/EPRA NAREIT Developed Real Estate Index, 68.5% Barclays US Aggregate; 7/31/11 to 9/30/12: 18.9% S&P 500, 6.8% MSCI EAFE, 1.3% MSCI Emerging Markets, 3% FTSE/EPRA NAREIT Developed Real Estate Index, 70% Barclays US Aggregate; 9/30/12 to 12/31/12: 18.33% S&P 500, 6.55 MSCI EAFE, 1.31% MSCI Emerging Markets, 2.91% FTSE/EPRA NAREIT Developed Real Estate Index, 67.9% Barclays US Aggregate, 3% HFRI FOF Composite Index; 12/31/12 to Present: 18.33% S&P 500, 6.55 MSCI EAFE, 1.31% MSCI Emerging Markets, 2.91% Custom Real Asset Strategy Index, 67.9% Barclays US Aggregate, 3% HFRI FOF Composite Index.

35 Inception through 7/31/11: 39.1% S&P 500, 13.9% MSCI EAFE, 2.8% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT Developed Real Estate Index, 35.8% Barclays US Aggregate; 7/31/11 to 9/30/12: 36.1% S&P 500, 12.9% MSCI EAFE, 2.6% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT Developed Real Estate Index, 40% Barclays US Aggregate; 9/30/12 to 12/31/12: 31.135% S&P 500, 11.12 MSCI EAFE, 2.224% MSCI Emerging Markets, 7.241% FTSE/EPRA NAREIT Developed Real Estate Index, 34.48% Barclays US Aggregate, 13.8% HFRI FOF Composite Index; 12/31/12 to Present: 31.135% S&P 500, 11.12 MSCI EAFE, 2.224% MSCI Emerging Markets, 7.241% Custom Real Asset Strategy Index, 34.48% Barclays US Aggregate, 13.8% HFRI FOF Composite Index.

36 Inception through 7/31/11: 51.8% S&P 500, 18.5% MSCI EAFE, 3.7% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT Developed Real Estate Index, 14% Barclays US Aggregate; 8/1/11 to 9/30/12: 47.6% S&P 500, 17% MSCI EAFE, 3.4% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT Developed Real Estate Index, 20% Barclays US Aggregate; 9/30/12 to 12/31/12: 37.604% S&P 500, 13.43% MSCI EAFE, 2.686% MSCI Emerging Markets, 9.48% FTSE/EPRA NAREIT Developed Real Estate Index, 15.8% Barclays US Aggregate, 21% HFRI FOF Composite Index; 12/31/12 to Present: 37.604% S&P 500, 13.43% MSCI EAFE, 2.686% MSCI Emerging Markets, 9.48% Custom Real Asset Strategy Index, 15.8% Barclays US Aggregate, 21% HFRI FOF Composite Index.

2014 Annual Report	143

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

CONCLUSION:

The Senior Officer noted the Portfolios’ net assets, which have increased substantially since 2011, and the Adviser’s profitability with respect to the Portfolios. Accordingly, the Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the Portfolios’ advisory fee schedule. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

The Senior Officer notes that, consistent with this recommendation, the Board sought and received additional information from the Adviser and discussed these issues with the Adviser. During meetings held on October 17, 22 and 23, 2014, the Board discussed the Adviser’s profitability with respect to the Portfolios, the past growth of the Portfolios and the prospect for future growth of the Portfolios, and considered whether to require the imposition of breakpoints in the Portfolios’ advisory fee schedules. After review of such additional information and after such discussion and consideration, the Board determined that the investment advisory fees for the Overlay Portfolios, without the addition of breakpoints to the Portfolios’ advisory fee schedule at this time, are reasonable and within the range that would have been negotiated at arm’s-length in light of all the surrounding circumstances.

Dated: November 13, 2014

144	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–1947–0914

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Thomas B. Stiles and Rosalie J. Wolf qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees*
U.S. Govt Short Duration Portfolio	2013	$2,044	$80	$1,776
	2014	$1,364	$42	$1,416
Short Duration Plus Portfolio	2013	$18,220	$400	$5,106
	2014	$17,925	$311	$4,857
Intermediate Duration Portfolio	2013	$90,241	$3,512	$39,334
	2014	$104,574	$3,121	$36,027
Short Duration NY Muni Portfolio	2013	$2,491	$97	1,580
	2014	$2,786	$85	1,532
Short Duration CA Muni Portfolio	2013	$1,868	$73	$1,299
	2014	$1,694	$55	$1,184
Short Duration Diversified Muni Portfolio	2013	$7,378	$287	$3,587
	2014	$7,213	$216	$3,513
New York Muni Portfolio	2013	$34,231	$1,092	$11,929
	2014	$42,233	$1,058	$12,488
California Muni Portfolio	2013	$24,755	$723	$8,092
	2014	$30,621	$713	$8,610
Diversified Muni Portfolio	2013	$93,875	$3,413	$36,084
	2014	$120,871	$3,358	$37,937
Tax-Managed International Portfolio	2013	$71,734	$2,514	$59,561
	2014	$109,473	$3,019	$58,385
International Portfolio	2013	$34,960	$1,082	$27,018
	2014	$49,620	$1,260	$38,599
Emerging Markets Portfolio	2013	$23,203	$903	$13,102
	2014	$32,626	$937	$15,785
Overlay A	2013	$55,000	$1,925	$49,390
	2014	$70,932	$1,925	$31,422
Tax-Aware Overlay A	2013	$45,000	$1,575	$49,390
	2014	$58,034	$1,575	$31,422
Overlay B	2013	$55,000	$1,925	$49,390
	2014	$70,932	$1,925	$28,737
Tax-Aware Overlay B	2013	$45,000	$1,575	$42,411
	2014	$58,034	$1,575	$25,528
Tax-Aware Overlay C	2013	$45,000	$1,575	$42,411
	2014	$58,034	$1,575	$25,528
Tax-Aware Overlay N	2013	$45,000	$1,575	$42,411
	2014	$58,034	$1,575	$25,528

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Govt Short Duration	2013	$8,603,341	$1,855
			$(80)
			$(1,776)
	2014	$7,710,444	$1,458
			$(42)
			$(1,416)
Short Duration Plus Portfolio	2013	$8,606,991	$5,506
			$(400)
			$(5,106)
	2014	$7,714,155	$5,168
			$(311)
			$(4,857)
Intermediate Duration Portfolio	2013	$8,644,332	$42,846
			$(3,512)
			$(39,334)
	2014	$7,748,135	$39,148
			$(3,121)
			$(36,027)
Short Duration NY Portfolio	2013	$8,603,162	$1,677
			(97)
			(1,580)
	2014	$7,710,604	$1,617
			(85)
			(1,532)
Short Duration CA Portfolio	2013	$8,602,858	$1,372
			$(73)
			$(1,299)
	2014	$7,710,226	$1,239
			$(55)
			$(1,184)
Short Duration Diversified Muni Portfolio	2013	$8,605,359	$3,874
			$(287)
			$(3,587)
	2014	$7,712,716	$3,729
			$(216)
			$(3,513)
New York Muni Portfolio	2013	$8,614,506	$13,021
			(1,092)
			(11,929)
	2014	$7,722,533	$13,546
			(1,058)
			(12,488)
California Muni Portfolio	2013	$8,610,300	$8,815
			$(723)
			$(8,092)
	2014	$7,718,310	$9,323
			$(713)
			$(8,610)
Diversified Muni Portfolio	2013	$8,640,983	$39,497
			$(3,413)
			$(36,084)
	2014	$7,750,281	$41,295
			$(3,358)
			$(37,937)
Tax-Managed International Portfolio	2013	$8,662,493	$61,007
			$(1,446)
			$(59,561)
	2014	$7,770,391	$61,404
			$(3,019)
			$(58,385)
International Portfolio	2013	$8,629,950	$28,464
			$(1,446)
			$(27,018)
	2014	$7,748,845	$39,859
			$(1,260)
			$(38,599)
Emerging Markets Portfolio	2013	$8,615,490	$14,005
			$(903)
			$(13,102)
	2014	$7,725,709	$16,722
			$(937)
			$(15,785)
Overlay A	2013	$8,652,801	$51,315
			$(1,925)
			$(49,390)
	2014	$7,742,334	$33,347
			$(1,925)
			$(31,422)
Tax-Aware Overlay A	2013	$8,652,451	$50,965
			$(1,575)
			$(49,390)
	2014	$7,741,984	$32,997
			$(1,575)
			$(31,422)
Overlay B	2013	$8,601,486	$51,315
			$(1,925)
			$(49,390)
	2014	$7,739,649	$30,662
			$(1,925)
			$(28,737)
Tax-Aware Overlay B	2013	$8,601,486	$43,986
			$(1,575)
			$(42,411)
	2014	$7,736,090	$27,103
			$(1,575)
			$(25,528)
Tax-Aware Overlay C	2013	$8,601,486	$43,986
			$(1,575)
			$(42,411)
	2014	$7,736,090	$27,103
			$(1,575)
			$(25,528)
Tax-Aware Overlay N	2013	$8,601,486	$43,986
			$(1,575)
			$(42,411)
	2014	$7,736,090	$27,103
			$(1,575)
			$(25,528)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Dianne Lob
Dianne Lob President

Date:	November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dianne Lob
Dianne Lob President

Date:	November 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	November 21, 2014